UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Rebecca A. Paulzine, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1.	Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Semiannual Report
June 30, 2011

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Dear Member:

The six-month period ended June 30, 2011, was productive for investors, with major stock and bond indexes generating positive returns despite slowing U.S. economic growth.

A brief review of the economy

The U.S. economy grew at a disappointing 0.4% rate during the first quarter of 2011—revised downward from an earlier estimate of 1.9%—and at a preliminary annual rate of 1.3% during the second quarter. These figures were down from a 3.1% rate in the fourth quarter of 2010. High energy prices, weak housing sales, severe weather events, a downturn in federal government spending, and an uptick in imports all contributed to the slowdown. Prospects for a quick rebound dimmed when a devastating earthquake and tsunami struck Japan in March, disrupting global supply chains for many industries.

Weak job growth and persistently high unemployment levels also weighed on the economy. The employment picture temporarily brightened in March and April when employers added 459,000 new jobs. That brighter outlook quickly dimmed, however, when only 54,000 jobs were added in May, and a mere 18,000 in June. Meanwhile, the unemployment rate began to climb again in April after falling for four consecutive months. By June, it had risen to 9.2%, only one percentage point below its 2009 high.

On a more positive note, inflation remained in check, excluding food and energy prices. This allowed the Federal Reserve Open Markets Committee to keep its target for the federal funds rate—the rate banks charge each other for short-term loans—in a range of 0% to 0.25%. This rate influences short-term interest rates in other sectors of the market. By keeping it low, the Fed is seeking to drive economic growth by allowing companies and individuals to borrow and pay down debt at a low cost. However, this is hurting individuals who depend on income from bank savings deposits, money market funds and other conservative, short-term investment products.

A brief review of the markets

The financial markets were volatile during the first half of the year. Stock prices rose sharply through mid-February, gave up those gains by mid-March, then rose, fell and rose again. The choppy run was triggered by fast-changing economic trends, extreme weather events in the U.S., the earthquake and tsunami in Japan, shifting prospects for resolution of the Greek debt crisis, and growing concerns that China’s red-hot economy is starting to slow.

Still, major stock and bond market indexes finished the period with respectable gains. Driven by robust corporate profits, the Standard & Poor’s 500 Index of large-company stocks posted a total return—price gains plus reinvested dividends—of 6.02%, while the Russell 2000® Index of small-company stocks earned 6.21%. Growth stocks outperformed their value counterparts. The Russell 2000® Growth Index earned 8.59%, for example, while the Russell 2000® Value Index earned 3.77%.

International stocks also turned in positive results, with the MSCI EAFE Index—a widely followed benchmark for large, higher-quality international shares—posting a total return of 5.35%. France, Spain and Germany did particularly well. Notable underperforming markets included Japan, Finland, Greece and Israel.

Stocks in developing countries lagged behind their more established counterparts, hurt by concerns about the Chinese economy and similar worries about India and Brazil. The MSCI Emerging Markets Index generated a total return of 1.03%.

Bond markets were nearly as volatile as stocks, driven first by indications that the economy was picking up steam and later, by worries that it was beginning to stall. During the first two months of 2011, investors favored riskier assets, including high-yield corporate bonds. When signs emerged that economic growth was slowing, they flocked to Treasuries.

Despite that late surge, Treasuries underperformed riskier assets for the reporting period. The Barclays Capital U.S. High Yield Bond Index posted a total return of 4.97%, for example, while the Barclays Capital U.S. Treasury 3-7 Year Index, which has a comparable duration, earned 2.97%. The broadly diversified Barclays Capital U.S. Aggregate Bond Index earned 2.72%.

Outlook

After two years of economic recovery, the financial markets still face numerous uncertainties:

•

U.S. federal debt. Economists and politicians agree that the fast-growing federal debt—officially $14.3 trillion at the end of June—must be brought under control. What remains uncertain is how and when that will happen, as well as the implications of any solution. As we write, Congress and the White House are trying to reach agreement on paring the debt, but it is possible that meaningful reform will not be made until after the 2012 presidential election. Even then, the magnitude of the problem will defy easy fixes. Expect this issue to be with us for some time and to act as a drag on the economy and the financial markets until it is resolved.

•

European fiscal challenges. As in the U.S., it is unlikely that the debt problems afflicting several European Union countries—particularly Greece, Portugal, Ireland, Spain and, more recently, Italy—will be resolved quickly. While worth monitoring, we think it unlikely that the problems in Greece—a relatively small member of the European Union—will ignite a global recession. Still, investors should recognize this issue will periodically dominate business headlines.

•

The housing market. The housing market remains in a deep trough. Sales of existing homes trended lower during the first half of the year, falling to 4.8 million units in May, down from 5.7 million units from a year earlier. Prices also slipped, although the S&P/Case-Shiller Home Price Indexes showed a monthly increase in April for the first time in eight months. The percentage of seriously delinquent home loans—those that are 90 or more days past due or in foreclosure—fell to 9.7% at the end of 2010, down from 10.4% at the end of 2009. Still, that is historically high. In healthier environments, the rate has hovered around 2%. Expect the housing market to take several more years to work through the backlog of homes in foreclosure, and assume that housing values will remain near their current levels until it does.

•

Monetary policy. The Federal Reserve is keeping short-term interest rates at historically low levels as it tries to stimulate the economy and drive down unemployment while simultaneously maintaining price stability and avoiding inflation. This is a difficult balancing act. We expect the Fed to keep rates where they are for at least another year, which is good news for borrowers, but bad news for income-oriented investors. With inflation running at an annual rate of about 3.5% and core inflation, which excludes food and energy prices, running at about 1.5% annually, investors in money market funds and other short-term investments are actually losing ground.

•

The economy. The recent slowing of the economy’s growth rate was troubling, but absent extraordinary developments, it is not likely to prove a precursor to a double-dip recession. Look for the economy to begin rebounding modestly, with GDP growing at an annual rate of about 3% for the next 12 months. That will not be sufficient to drive a meaningful decline in the unemployment rate, but it should be enough to allow for continued improvements in corporate profitability. This environment may not feel good to the average American, but it will not be terrible for most investors. Besides, the economy has room to grow strongly once it regains its footing. The economy missed out on about 6 percentage points of growth during the last recession, creating what economists call an “output gap.” Typically, that gap closes over time. If we assume it will take four years to do so this time, it will add an extra 1.5 percentage points of growth to GDP in each of those years—on top of any normal growth.

•

China. China is the world’s second-largest economy after the U.S., and is critical to our economy. Companies in the S&P 500 generate about 40% of their earnings outside the U.S. While Europe contributes the largest share of that 40%, Asia, led by China, is the next-biggest player. Lately, economists have worried that China’s remarkable growth trajectory—which was in excess of 10% last year—is unsustainable. In fact, China GDP grew at an annual rate of 9.7% during this year’s first quarter, and fell to a rate of 9.5% in the second quarter. Meanwhile, the Chinese government has taken measures to rein in inflation, which has exceeded its targets. If the government overshoots, it could slow the economy too much, with negative implications not only for China, but for the rest of the world. Expect this situation to periodically unnerve the financial markets until it is resolved.

In conclusion

With so many uncertainties at home and abroad, it is important for investors to approach the coming months with reasonable expectations: modest U.S. economic growth, continued high unemployment, and ongoing debate about how to solve the debt problems facing the U.S. and Europe. We expect corporate profits to continue growing, albeit not at the rates we saw in 2010, which will be favorable for stocks. Nonetheless, financial markets will likely travel a rocky path to higher ground.

The easiest time to be an investor is when all indicators are pointing in the same direction. This is a more challenging environment, and a more typical one. If you are uncertain about its implications for your financial situation, meet with your Thrivent Financial representative soon. He or she can make sure you are on track to meet your goals and your investments are in-line with your tolerance for risk. Let us know if we can be of any further assistance, and as always, thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen President Thrivent Series Fund, Inc.

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Aggressive Allocation Portfolio earned a return of 5.37%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 5.39%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 6.02% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

Performance was moderately below its equity index benchmark and well ahead of its fixed-income index. Over the period, we allocated an average of 8% of the Portfolio to fixed-income securities and 92% to various equity market segments, which is consistent with the Portfolio’s long-term strategic allocations and remains our current target allocation.

Fixed-income holdings generally performed well versus their respective fixed-income benchmarks but did not keep pace with the stronger advance in equities; the exception to that being our investments in high-yield securities. High-yield bonds did provide excellent returns that were reasonably competitive with equity securities, particularly when adjusting for volatility.

The Portfolio’s allocation to mid- and small-cap securities aided results as these segments of the market outpaced large-capitalization U.S. stocks. U.S. equities performed better than large-capitalization foreign stocks and emerging-markets segments. The Portfolio does have some exposure to foreign markets, and that limited the Portfolio’s advance versus the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection results in both the large-cap growth and mid-cap growth allocations in the Portfolio. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the mid-cap growth benchmark.

What is your outlook?

The equity markets have advanced significantly from the lows seen in March 2009. A significant factor in that equation has been corporate earnings, which have recovered quite strongly. Relative to their history, large-cap U.S. stocks appear to be reasonably valued when measured against current earnings expectations. Relative to bonds, equities appear to offer better value. With the geopolitical uncertainty in the Middle East and Northern

Africa, high oil and commodity prices, and accelerating inflation in many economies, we feel it prudent to maintain allocations of equities and fixed income at our long-range strategic targets. Within the equity accounts, we have shifted some assets from mid- and small-capitalization sectors to large-capitalization companies as the latter segment appears to offer greater relative value. Internationally, we are seeing the same bias as large-capitalization companies appear to be more attractively valued. Emerging markets, while offering attractive growth, face inflation challenges that will require policy actions, which may not be conducive to continued strong local equity market gains.

In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policymakers are likely to end their program of aggressive liquidity creation.

Portfolio Facts

As of June 30, 2011

Net Assets	$625,157,907
NAV	$12.51
NAV - High†	4/29/2011 - $13.29
NAV - Low†	6/24/2011 - $12.03
Number of Holdings: 436

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/29/2005
31.35%	3.95%	6.15%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 4.58% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 4.89%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 6.02% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

Performance was moderately below its equity index benchmark and well ahead of its fixed-income index with an average of 22% of the Portfolio invested in fixed-income securities and 78% in various equity market segments. Fixed-income holdings performed well compared to their respective benchmarks, but did not keep pace with the stronger advance in equities. An exception to that can be found in high-yield bonds, which provided excellent returns that were reasonably competitive with equity securities.

The Portfolio’s allocation to mid- and small-cap securities aided results, as these segments outpaced large-cap U.S. stocks. U.S. equities performed better than large-cap foreign stocks and emerging-markets segments. The Portfolio has some exposure to foreign markets, which limited its advance compared to the U.S. equity benchmark, as did subpar stock selection in large-cap growth and mid-cap growth allocations.

What is your outlook?

The equity markets have advanced significantly from the lows seen in March of 2009. A significant factor in that equation has been that corporate earnings have recovered quite strongly. Relative to their history, large-cap U.S. stocks appear to be reasonably valued when measured against current earnings expectations. Relative to bonds, equities appear to offer better value. With the geopolitical uncertainty in the Middle East and Northern Africa, high oil and commodity prices and accelerating inflation in many economies, we feel it prudent to maintain allocations to equities and fixed-income securities at our long-range strategic targets. Internationally, large-cap companies appear more attractively valued. Emerging markets, while offering attractive growth, face inflation challenges that will require policy actions, which may not be conducive to continued strong local equity market gains. In fixed income, we believe the bias in interest rates will rise, particularly in shorter maturities, as U.S. monetary policymakers are likely to end their program of aggressive liquidity creation.

Portfolio Facts

As of June 30, 2011

Net Assets	$2,777,572,551
NAV	$12.05
NAV - High†	4/29/2011 - $12.77
NAV - Low†	6/24/2011 - $11.68
Number of Holdings: 479

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/29/2005
25.65%	4.21%	5.92%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Moderate Allocation Portfolio earned a return of 4.00%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 4.26%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 6.02% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

Performance was comfortably between the Portfolio’s equity and fixed-income benchmark indexes. Over the period, we allocated approximately 59% of portfolio assets to equity investment categories, while the remainder—approximately 41%—was invested across fixed-income options.

Fixed-income holdings performed well compared to their benchmarks, but did not keep pace with the stronger advance in equities, with the exception of our investments in high-yield securities. High-yield bonds provided excellent returns that were reasonably competitive with equity securities, particularly when adjusting for volatility.

The Portfolio’s allocation to mid- and small-cap securities aided results, as these segments outpaced large-cap U.S. stocks. U.S. equities performed better than large-cap foreign stocks and emerging-market segments.

The Portfolio has some exposure to foreign markets, which limited its advance compared to the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection in the Portfolio’s large- and mid-cap growth allocations. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the benchmark.

What is your outlook?

The equity markets have advanced significantly from the lows seen in March 2009. Corporate earnings, which have recovered quite strongly, are a key factor. Relative to their history, large-cap U.S. stocks appear to be reasonably valued when measured against current earnings expectations. Relative to bonds, equities appear to offer better value. With the geopolitical uncertainty in the Middle East and Northern Africa, high oil and commodity prices, and accelerating inflation in many economies, we feel it is prudent to maintain allocations to equities and fixed-income securities at our long-range strategic targets.

Internationally, we are seeing the same bias as large-cap companies appear to be more attractively valued. Emerging markets, while offering attractive growth, face inflation challenges that will require policy actions, which may not be conducive to continued strong local equity market gains. In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policymakers are likely to end their program of aggressive liquidity creation.

Portfolio Facts

As of June 30, 2011

Net Assets	$4,078,457,138
NAV	$11.82
NAV - High†	4/29/2011 - $12.51
NAV - Low†	6/24/2011 - $11.57
Number of Holdings: 492

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/29/2005
20.27%	4.64%	5.84%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 3.18%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 3.47%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 6.02% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

Approximately 39% of Portfolio assets were allocated to equity categories while the remainder was invested across fixed-income options. Fixed-income holdings generally performed well compared to their respective benchmarks, but did not keep pace with the stronger advance in equities (except for our investments in high-yield securities, which provided excellent returns that were competitive with equities).

U.S. equities performed better than large-cap foreign stocks and emerging-markets segments. The Portfolio has some exposure to foreign markets, which limited its advance versus the U.S. equity benchmark.

Subpar selection in large-cap and mid-cap growth allocations offset some of our better results. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the benchmark. Mid- and small- cap core and value holdings performed well. Large value and core allocations were generally in line with their respective indexes.

What is your outlook?

The equity markets have advanced significantly from the lows seen in March 2009. A significant factor in that equation has been corporate earnings, which have recovered quite strongly. Relative to their history, large-cap U.S. stocks appear to be reasonably valued when measured against current earnings expectations. Relative to bonds, equities appear to offer better value. With the geopolitical uncertainty in the Middle East and Northern Africa, high oil and commodity prices, and accelerating inflation in many economies, we feel it is prudent to maintain allocations to equities and fixed income at our long-range strategic targets.

Internationally, we are seeing the same bias as large-cap companies appear to be more attractively valued. Emerging markets, while offering growth, face inflation challenges that will require policy actions, which may not be conducive to continued strong local equity market gains. In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policymakers are likely to end their program of aggressive liquidity creation.

Portfolio Facts

As of June 30, 2011

Net Assets	$1,857,522,421
NAV	$11.62
NAV - High†	4/29/2011 - $12.20
NAV - Low†	6/24/2011 - $11.46
Number of Holdings: 382

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/29/2005
14.96%	4.80%	5.47%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Technology Portfolio earned a return of 0.12%, compared with the median return of its peer group, the Lipper Science and Technology category, of 3.11%. The Portfolio’s market benchmark, the NASDAQ Composite Index, earned a return of 5.01%.

What factors affected the Portfolio’s performance?

Rackspace Hosting, Inc., a leading provider of hosting and cloud computing services, contributed to performance during the reporting period. Within industrials, Iron Mountain, a leader in records management, data storage and online backup, contributed to performance. Its shares rose after management announced a strategic plan for enhancing shareholder value. Xilinx, Inc., a semiconductor chip company that is a leader in programmable logic devices (PLDs), contributed to performance during the period. Shares of Xilinx rose after the company reported solid earnings growth and raised guidance for next quarter.

Dolby Laboratories, Inc., detracted from performance during the period. Dolby’s shares declined after the company lowered its earnings guidance for 2011 to reflect weaker consumer trends in personal computers and televisions.

NVIDIA Corp., a new holding in the Portfolio, detracted from performance. The company designs microprocessors for use in computers and mobile devices. STR Holdings, Inc., a company that engineers a material that is used in the production of solar panels, also detracted from performance. The company lowered its second quarter earnings guidance due to a deceleration in orders in its solar business, which was a result of the policy-driven decline in global demand for solar modules.

What is your outlook?

Midway through 2011, we believe the most significant factor for the U.S. equity markets for the remainder of the year will be the fallout from the completion of the Federal Reserve Board’s second round of quantitative easing (referred to as “QE2”). We believe the program has created a fertile environment for forward-looking stock pickers as the momentum rally ends and companies begin to trade more in-line with underlying fundamentals. In our view, the Fed’s actions have led to rising commodity costs and we believe certain companies will be challenged to maintain cost structure without sacrificing revenue growth. We believe companies with strong brands and pricing power will be able to pass along inflationary pressures and maintain margins throughout the recovery. Specifically, we believe our Portfolio is well-positioned due to our focus on identifying the companies that can provide a differentiated product or service and those that benefit from secular tailwinds, which we believe will enable these types of companies to sustain growth without sacrificing price.

Portfolio Facts

As of June 30, 2011

Net Assets	$35,426,159
NAV	$7.12
NAV - High†	5/10/2011 - $7.44
NAV - Low†	6/17/2011 - $6.68
Number of Holdings: 38

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
31.93%	4.03%	-0.98%

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Healthcare Portfolio earned a return of 5.54%, compared with the median return of its peer group, the Lipper Health/Biotechnology Index category, of 14.48%. The Portfolio’s market benchmark, the MSCI World Healthcare Index, earned a return of 13.47%.

What factors affected the Portfolio’s performance?

Not being invested in certain strong-performing stocks, such as providers and services stocks (up +21% YTD) and being underweighted in large-cap pharmaceuticals (up +11% YTD) hurt performance relative to the benchmark. However, strong performance was delivered by medtech St. Jude Medical (+12%) and generic Mylan (+17%), biotechs Novo Nordisk (+12%) and Ariad (+30%) and pharmaceuticals GlaxoSmithKline (+11%) and Roche Holding AG (+14%).

What is your outlook?

In the pharmaceutical sector, despite the market’s recent focus on capital allocation changes as the driver behind strong performance (i.e., Johnson & Johnson buying medtech Synthes, Pfizer promising spin-offs and buybacks, and Sanofi buying biotech Genzyme) we remain confident in pipeline progress, the traditional driver of performance. Pharmaceutical companies with meaningful generic hedges (e.g., biologics exposure and devices), significant exposures to emerging markets, and development of interesting pipelines appear to offer the most attractive investment opportunities. At the time of this writing, these pharmaceutical companies are trading at 11 times 2011earnings with an attractive dividend yield. In biotech, earnings are expected to grow at 20% while the industry pipeline should continue to advance. We anticipate recent approvals and pipeline progress to position the industry for continued growth despite a deteriorating pricing and reimbursement environment. We expect biotechnology companies to significantly outgrow the pharmaceutical market. For generics, we expect companies based in emerging pharmaceutical markets to continue performing well, benefiting from strong domestic growth driven mainly by branded generics. Japan, a potentially huge market for generics that is currently not well-penetrated, is showing some signs of progress, but more political support is still needed. Over the next few quarters, Japan’s government will begin discussions on health care reform (to be implemented in April 2012), and it is our contention that improving health care affordability by promoting generic penetration will be high on the reform agenda. At the time of this writing, the industry remains attractively valued at 13 times 2011 earnings, with projected sales and earnings growth of 15% annually over the next five years. Medtechs, currently trading well above 2011 earnings, are expected to continue to grow, led by companies developing products offering significant innovations with marked improvements over current treatment practice.

Portfolio Facts

As of June 30, 2011

Net Assets	$19,613,277
NAV	$12.35
NAV - High†	5/31/2011 - $13.13
NAV - Low†	3/16/2011 - $11.71
Number of Holdings: 36

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
20.11%	8.64%

*	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Natural Resources Portfolio

David C. Francis, CFA (left) and Darren M. Bagwell, CFA

( right), Portfolio Co-Managers*

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

* Effective April 2011, David C. Francis and Darren M. Bagwell became the Portfolio Co-Managers.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Natural Resources Portfolio earned a return of 9.23%, compared with the median return of its peer group, the Lipper Natural Resources category, of 2.48%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of 5.62%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance in the first six months of 2011 was attributable to especially strong security selection within the materials sector, as well as the well-timed allocation emphasis on real estate investment trusts (REITs) and agriculture/food at the expense of the weaker-performing materials and energy industries in the second half of the period. Materials dramatically underperformed energy in the first half, and—on average—we were underweighted in the sector. Furthermore, the areas we emphasized—fertilizers and metals and mining—benefited from solid security selection that provided outperformance relative to the space. Notable in this regard were holdings in fertilizer and chemical companies, including Monsanto (MON), CF Industries (CF) and Syngenta (SYT); the latter-period purchases of Walter Energy (WLT) and Freeport-McMoRan (FCX); and the broad avoidance of pure-play gold miners.

Our later-period pursuit of REITs and agriculture/food exposure proved to be well-timed as well, in a more-cautious environment for the commodity-related materials and energy sectors that account for almost the entire index.

Office REIT Boston Properties (BXP) and corn refiner Corn Products International (CPO) were exceptional contributors within REITs and ag/food, respectively. While the energy group performed well in the last six months (and much better than materials), the industry was still able to contribute to returns, due to the bulk of the underweightings concentrated in the second half of the period when energy was an underperformer, as well as solid security selection. Holdings that contributed significantly to performance included Global Geophysical (GGS) in services, International Coal (ICO) in coal, Transocean (RIG) in drilling, and EOG (EOG) in exploration.

What is your outlook?

While we regard current valuations in energy as generally fair for mid-cycle, we continue to believe supply constraints are a very real and sustainable factor in energy markets, and they create better-than-appreciated visibility on oil prices, which will be “higher for longer” and see macro-driven pullbacks as chances to be opportunistic. Our current emphasis is on oil services and exploration and production companies with higher exposure to international and offshore markets. We harbor similar long-term reflation beliefs regarding materials markets, and look for supply/demand imbalances and a weakening dollar to provide a backdrop for strong appreciation in key commodities. We especially favor coal, but find miners of most metals (industrial and precious) to be attractive as a group. We are biased toward fertilizer and agricultural chemical companies that we believe will benefit from the supply shortages.

Portfolio Facts

As of June 30, 2011

Net Assets	$38,548,809
NAV	$10.44
NAV - High†	4/29/2011 - $11.03
NAV - Low†	1/6/2011 - $9.43
Number of Holdings: 41

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
44.94%	1.45%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Emerging Markets Portfolio earned a return of 1.72%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -0.40%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of 1.03%.

What factors affected the Portfolio’s performance?

The Portfolio outpaced the benchmark during the review period. The relative outperformance was mainly driven by stock selection, especially in Brazil and India. Brazilian retailer Lojas Renner benefited from healthy first-quarter results that showed continued momentum in same-store sales and higher revenue from its financial services division, as well as its acquisition of homeware retailer Camicado. Strong results also supported Souza Cruz’s share price. In India, Hindustan Unilever was boosted by takeover speculation of its parent. Elsewhere, Indonesian conglomerate Astra International continued to perform well on the back of an expected recovery in vehicle production following Japan’s earthquake. Mexican soft-drink bottler Femsa benefited from its plans to merge its Coke bottling operations with local, privately held conglomerate Grupo Tampico.

Main portfolio changes included two new purchases and a sale. We introduced Siam Commercial Bank—one of Thailand’s biggest lenders with a strong consumer banking business and leadership positions in bancassurance and wealth management—on valuation grounds. The company is a well-managed lender in Thailand’s under-penetrated financial services sector. We also established a position in Garanti, a high-quality Turkish lender with a solid domestic retail franchise that is attractively valued. We funded the purchase with the proceeds from Walmart’s partial offer for South African retailer Massmart. Against this, we divested Israeli software developer Check Point after its good relative performance.

What is your outlook?

Emerging stock markets may remain vulnerable to various headwinds that have troubled investors during the first half of 2011. Continued unrest in the Arab world poses an uncertain outlook for oil prices, while the end of the U.S. Federal Reserve’s regular liquidity injections may lead to further market volatility. At the same time, we believe Europe still faces contagion risks, even though Greece’s acceptance of further austerity measures has temporarily removed the threat of a debt default. Tighter monetary conditions have caused some short-term deceleration in growth in several developing economies, but deteriorating macro data suggests that central banks may be tempted to end policy tightening soon. Inflationary pressures are expected to level off in the second half as cooling economic growth and falling commodity prices are reflected in the market.

Portfolio Facts

As of June 30, 2011

Net Assets	$43,226,242
NAV	$12.46
NAV - High†	4/8/2011 - $12.78
NAV - Low†	2/10/2011 - $11.46
Number of Holdings: 56

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
29.03%	8.01%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Real Estate Securities Portfolio earned a return of 10.78%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 9.67%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 10.62%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stocks performed well during the first six months of 2011. Investment performance exceeded returns of the general equity market and fixed-income sectors. Demand for yield-oriented investments continued to be strong as a result of historically low interest rates. Net cash flows into real estate mutual funds totaled $6.5 billion during the first half of 2011, with real estate fund assets surpassing $100 billion for the first time. New construction of all property types has been limited, which has allowed vacancy rates to stabilize. The best-performing property sector has been multifamily, with a relatively low current vacancy rate of 6%. Apartment rental rates have increased by 5 to 7% over the last year in major coastal markets including New York City, Washington, D.C., and San Francisco.

The best performing sectors in the Portfolio were multifamily, regional mall, self-storage properties and data centers. The worst-performing sectors were lodging, health care and suburban office REITs. The Portfolio’s largest positive contributors to performance were Simon Property Group, which develops, owns and manages regional malls, outlet centers and community shopping centers in the U.S. and internationally; Equity Residential, which acquires, develops and manages apartment communities in the U.S.; and Boston Properties, which acquires, develops and manages office properties in New York City, Boston, Washington, D.C., and San Francisco.

What is your outlook?

Interest rates are likely to remain low for an extended period of time, which will benefit higher-yielding assets in general, and dividend-paying stocks such as REITs in particular. The commercial real estate market’s recovery will likely continue to be gradual, with the exception of multifamily, which is experiencing strong current demand and pricing power due to low vacancy rates and the struggling single family housing market. Vacancy rates are substantially above historical average levels for suburban office, industrial and retail properties, and are likely to remain high until a more robust U.S. economic recovery occurs. Construction activity is expected to remain low for all property types, which should benefit occupancy levels and rental rates over time.

The Portfolio has exposure to companies within each property sector with the largest individual holdings being in large-capitalization REITs with what we believe are experienced management teams and high quality real estate portfolios. In addition, the Portfolio also has exposure in mid- and small-capitalization REITs with similar characteristics.

Portfolio Facts

As of June 30, 2011

Net Assets	$357,506,143
NAV	$16.05
NAV - High†	5/31/2011 - $16.58
NAV - Low†	1/11/2011 - $14.37
Number of Holdings: 123

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/30/2003
34.04%	2.40%	12.10%

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Utilities Portfolio

Darren M. Bagwell, CFA, Portfolio Manager*

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

* Effective April 2011, Darren M. Bagwell became the Portfolio Manager.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Utilities Portfolio earned a return of 7.64%, compared with the median return of its peer group, the Lipper Utility category, of 10.49%. The Portfolio’s market benchmarks, the S&P 500 Utilities Index and the S&P 500 Telecommunications Services Index, earned returns of 9.06% and 7.06%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s underperformance relative to its peer group in the first six months of 2011 was attributable to its ongoing exposure to, and poor security selection within, the telecommunication services sector, which underperformed utilities in the period. This was only partially offset by the positive impact of security selection within utilities. Within utilities, the Portfolio benefited from its emphasis on the relative outperforming independent power producers and especially solid security selection in the more traditional multi- and electric utility spaces. Independent power producers, Constellation Energy Group (CEG) and Calpine (CPN), were notable contributors to performance, as was our large underweighting of bellwethers Pacific Gas and Electric (PCG) and Exelon (EXC). In electric utilities, our holdings in El Paso Electric (EE) and ITC Holdings (ITC) made strong gains. Finally, our overweighted stance on the best-performing gas utility group was appropriate, but the outperformance was constrained to only a few companies, and our holdings in UGI (UGI) and Southwest Gas (SWX) significantly trailed the index. The roughly 20% of the Portfolio focused on Telecom-related sectors proved to be an anchor to performance in a period in which utilities ranked among the best-performing industries in the broader market. While our cable holdings, including Time Warner Cable (TWC), added to performance, wireless holdings, like SBA Communications (SBAC) and integrated holdings like Qwest (Q), were laggards relative to their sectors and the index.

What is your outlook?

Within utilities, we expect to focus on owning companies located in states with a positive regulatory environment, or where they have the potential to show improvement (currently in the Midwest and Southeast). In non-regulated power and energy businesses, we see opportunities in natural gas pipelines and transmission, natural gas storage, oil and gas, energy and power services, and construction services.

The potential closing of many older, inefficient coal power plants due to proposed EPA regulations should create significant opportunities for renewables exposure.

The oversupply of power—which has hurt the independent power producers and unregulated merchant power generators over the past several years—should reverse in the near future.

Finally, we view regulated utilities to be trading at the high end of historical valuation metrics, while non-regulated power looks inexpensive.

Within telecommunications, we continue to see value among the cash-flow rich cable companies, domestic providers of next-generation enterprise services, and international wireless providers.

Portfolio Facts

As of June 30, 2011

Net Assets	$9,390,517
NAV	$8.54
NAV - High†	5/10/2011 - $8.84
NAV - Low†	3/16/2011 - $8.02
Number of Holdings: 35
† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
24.78%	-3.07%

*	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Small Cap Growth Portfolio earned a return of 10.62%, compared with the median return of its peer group, the Lipper Small-Cap Growth category, of 10.60%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 8.59%.

What factors affected the Portfolio’s performance?

Although the market was jolted by one crisis after another during the first three months of the year—including the nuclear crisis in Japan, the European debt crisis, uprisings in the Middle East, and a civil war in Libya—it still managed to post a gain. Partially offsetting these events was the continued strength in corporate profits and strong balance sheets flush with cash.

The Portfolio, which focuses on investing in companies with above-average earnings growth, beat results of the benchmark for the six-month period ended June 30, 2011. With the exception of the financial services sector, every Portfolio sector posted gains. Contributing the most to relative performance were holdings in the health care sector while the financial services sector detracted the most. Within the health care sector, the health insurer AMERIGROUP Corp., which focuses on providing managed care through sponsored programs such as Medicaid and Medicare Advantage, benefited from an increase in membership rates along with rate increases in three states, most notably Texas, where AMERIGROUP has a 30% market share. Biopharmaceutical company Amarin Corp. soared after the company reported positive results in their trial for a fish-oil treatment aimed at lowering the risk of heart disease. The study showed that the drug lowered LDL (bad cholesterol), whereas most triglyceride-lowering drugs often end up raising LDL levels.

In the financials sector, Greenhill & Co. was the largest detractor to performance. The merger advisory firm traded lower, weighed down by lower advisory revenues and higher expenses, indicating a slowdown in the company’s global business activity. The performance of trading firm Knight Capital Group Inc. also impaired results. Knight Capital is vulnerable to weaker equity volumes and lower volatility and could potentially be impacted by increased regulation by the SEC as a result of the flash crash that occurred in May 2010.

What is your outlook?

In our view, the global economic slowdown is only temporary, much of it caused by environmental factors disrupting supply chains, such as flooding and tornadoes in the U.S., and the Japanese earthquake and subsequent tsunami. Potential catalysts for the economy during the second half include the December 31 expiration of the accelerated depreciation on capital expenditures, stronger demand for autos, slowly improving employment, and the possibility of a favorable tax treatment for the repatriation of U.S. dollars. As the global economy begins to reaccelerate, we believe it should boost the stock market during the remainder of 2011.

Portfolio Facts

As of June 30, 2011

Net Assets	$230,201,461
NAV	$14.29
NAV - High†	4/29/2011 - $15.03
NAV - Low†	1/21/2011 - $12.90
Number of Holdings: 209
† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
46.37%	4.50%	5.74%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Small Cap Value Portfolio earned a return of 3.97%, compared with the median return of its peer group, the Lipper Small-Cap Value category, of 3.54%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of 3.77%.

What factors affected the Portfolio’s performance?

Our stocks in the industrials and business services sector outpaced those in the index. Two holdings were among the Portfolio’s top absolute contributors—Kirby and Robbins & Myers. Kirby is the largest domestic tank barge operator in the U.S., handling about one-third of inland traffic. The firm recently announced plans for two acquisitions, which should allow a more diversified business, as it will begin handling more varied cargo and add coastal routes to its current inland ones. Robbins & Myers is a supplier of engineered equipment and systems for the global energy, industrial, chemical and pharmaceutical markets. New horizontal drilling technology in the liquid natural gas market has increased interest in the company’s products, providing a nice tailwind for the stock.

Stock selection and a substantially underweighted position aided performance versus the index in the financial sector. As a whole, the sector continues to struggle against structural and regulatory headwinds.

Our consumer discretionary stocks outperformed those in the index for the six-month period. Stock selection was particularly strong in the specialty retail space as the economic recovery, however muted, boosted revenues for firms like Aaron’s, a rent-to-own retailer.

The energy sector detracted from performance as our stocks did not keep pace with those in the index. Independent oil and natural gas companies Forest Oil and Penn Virginia were notable laggards. Declining prices have hurt both companies. In addition, a glut of liquid natural gas in the U.S. created by heightened drilling in new shale discoveries has restrained their pricing ability.

Health care also underperformed due to stock selection. In particular, the health care providers and services industry weighed on relative results, as did not owning some strong-performing benchmark names.

What is your outlook?

Although several major concerns have clouded the environment for U.S. stocks, including the government’s challenge of reining in the budget deficit, raising the debt ceiling, and the weak housing market, we believe they will prove transitory as the second half of 2011 unfolds. We remain optimistic about the outlook for stocks and have confidence in our proprietary research and ability to identify undervalued companies in diverse sectors.

Portfolio Facts

As of June 30, 2011

Net Assets	$271,284,049
NAV	$19.78
NAV - High†	4/29/2011 - $20.72
NAV - Low†	6/13/2011 - $18.57
Number of Holdings: 166
† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/30/2003
31.31%	5.21%	12.72%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Small Cap Stock Portfolio earned a return of 6.55%, compared with the median return of its peer group, the Lipper Small-Cap Core category, of 6.14%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 6.21%.

What factors affected the Portfolio’s performance?

The Portfolio’s in-line performance in the first six months of 2011 reflects the offsetting impacts of strong security selection in consumer and technology, and lagging selection results in the energy, health care and industrial industries. In consumer, our cautious emphasis on food-related companies and special situations proved timely. Holdings in natural products marketer Herbalife (HLF) and nut distributor Diamond Foods (DMND) were especially strong contributors in the period, with athletic footwear retailer Foot Locker (FL) also generating significant returns as new management continued to execute a turnaround.

Within technology, our emphasis on software companies that focused on the management of exploding amounts of data and the related analytic support continued to pay off with particular performance contributions from TIBCO (TIBX), CommVault (CVLT) and Informatica (INFA). Also, one of our holdings, GSI Commerce (GSIC), proved to be as strategically placed in the Internet commerce tool industry as we believed based on the fact that eBay (EBAY) purchased the company at a large premium.

Our emphasis on coal, as well as oil exploration and services within energy was diametrically opposed to what the market rewarded. Further, our oil-related holdings performed worse than their sub-industry peers, especially oil services provider Complete Production (CPX) and oil exploration companies Forest Oil (FST) and Swift Energy (SFY), which suffered from poor execution against their exploration and production plans.

Health care holdings United Therapeutics (UTHR) and Salix Pharmaceutical (SLXP) both had disappointing drug trial developments that led to large discounts of their respective potentials. Our industrial positioning in engineering and construction names, including EMCOR (EME) and Shaw Group (SHAW), proved premature.

What is your outlook?

We believe that domestic economic growth will disappoint due to persistently weak employment and housing markets, but that corporate profitability will continue to surprise positively due to demand from developing and emerging markets, as well as sustained productivity gains. We look for a benign inflation environment despite continued commodity volatility and do not expect the Fed to raise rates until at least 2012. We favor late-cycle positioning and still see particular value in health care and financials. We believe the biggest sources of risk to our relatively optimistic outlook are the possibility of a default or debt restructuring in Europe (which we expect to happen beyond 2011); a global growth slowdown caused by overly aggressive Chinese monetary tightening; and an earlier-than-expected move away from domestic bond market investments caused by a lack of progress in addressing the U.S. fiscal deficit.

Portfolio Facts

As of June 30, 2011

Net Assets	$308,187,577
NAV	$13.49
NAV - High†	4/29/2011 - $14.04
NAV - Low†	1/21/2011 - $12.52
Number of Holdings: 87

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
39.47%	2.32%	6.14%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Small Cap Index Portfolio earned a return of 7.31%, compared with the median return of its peer group, the Lipper Small-Cap Core category, of 6.14%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 7.54%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses, minor differences in portfolio composition and the timing and size of cash flows.

Small-cap stocks outperformed large-cap stocks and slightly underperformed mid-cap stocks for the last six months. All sectors within the index and the Portfolio achieved a positive return. Health care and energy had the highest returns. The stocks of industrials and financials were the weakest performers. In the second quarter, market participants appeared to become concerned about the continued strength of the recovery in the face of heightened geopolitical risks, higher energy prices and persistently high inflation in emerging economies.

What is your outlook?

The Portfolio will remain invested in stocks represented in the benchmark index to track the performance of the S&P SmallCap 600 Index. This can offer individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Smaller-cap stocks have earned premium returns versus larger-cap issues in the past fiscal year. This environment persisted in the early part of the most recent period as investors’ preference for risk assets continued to be supported by rapid earnings and revenue growth, low interest rates, and the perception that market liquidity would remain high. Such an environment favors mid- and small-capitalized companies.

The financial markets appear to be resolving some of the uncertainty and ambiguity that had prevailed in the last economic crisis. Nonetheless, the recovery is subpar and global growth is slowing while inflation and geopolitical risks are increasing. Equity markets fell in the second quarter, reflecting some of these heightened uncertainties. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks versus large-capitalization companies is likely to be limited in the future as the economic cycle continues to mature.

Portfolio Facts

As of June 30, 2011

Net Assets	$216,617,169
NAV	$13.63
NAV - High†	4/29/2011 - $14.55
NAV - Low†	1/21/2011 - $13.02
Number of Holdings: 603

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
36.54%	4.37%	7.47%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Mid Cap Growth Portfolio II earned a return of 5.98%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of 8.62%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 9.59%.

What factors affected the Portfolio’s performance?

The Portfolio lagged behind its competitors and the benchmark over the period as we increased our defensive position in anticipation of the end of the Fed’s quantitative easing policy. We did not own enough high multiple consumer stocks over the period, and this hurt us as investors rushed to buy them and were willing to pay premiums for select growth names. Our late-cycle industrial stocks lagged as investors opted for high-beta, high-growth names. Our energy holdings did well over the period as did our technology stock picks.

What is your outlook?

We think the appeal of high-multiple, high-risk stocks will wane as we approach the back half of 2011. One consequence of the Fed’s monetary policy has been an increase in commodity prices around the world as paper dollars are converted into real assets. Recent economic data points to a slowdown in GDP growth in the second half of 2001. This appears to be primarily the result of higher commodity prices impacting margins. To date, we have not seen the jobs picture improve in any material way, which is also a drag on GDP growth.

We believe the Fed’s quantitative easing program has provided a lot of support to equity valuations, and with this program winding down, the market may hit a speed bump. We also believe higher commodity prices will begin to take a toll on margins and earnings-per-share (EPS) growth.

In this environment, we remain overweighted in energy and materials companies that should benefit from commodity inflation. We are cautious about the effect of commodity inflation on input costs for many companies, as it will impact margins and hence, earnings. We remain extremely cautious about high multiple consumer discretionary stocks as, we believe, they will bear the brunt of the margin compression. We are also underweighted in high multiple technology stocks as we believe they are priced to perfection. A slowdown in GDP growth should lead to EPS multiple compressions in these companies. We are overweighted in more defensive sectors, such as consumer staples and health care that has more stable EPS profiles.

Portfolio Facts

As of June 30, 2011

Net Assets	$168,378,993
NAV	$10.16
NAV - High†	4/29/2011 - $10.77
NAV - Low†	6/24/2011 - $9.79
Number of Holdings: 96

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
39.25%	8.17%	5.05%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Mid Cap Growth Portfolio earned a return of 5.59%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of 8.62%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 9.59%.

What factors affected the Portfolio’s performance?

The Portfolio lagged behind its competitors and the benchmark over the period as we increased our defensive position in anticipation of the end of the Fed’s quantitative easing policy.

We did not own enough high-multiple consumer names over the period, and this hurt us as investors rushed to buy them and were willing to pay premiums for select growth names. Our late-cycle industrial names lagged as investors opted for high-beta, high-growth names. Our energy stocks did well over the period, as did our technology stock picks.

What is your outlook?

We think the appeal of high multiple, high-risk stocks will wane as we approach the back half of 2011. One consequence of the Fed’s monetary policy has been an increase in commodity prices around the world as paper dollars are converted into real assets. Recent economic data points are already pointing to a slowdown in GDP growth during the second half of 2011. This appears to be primarily due to the impact of higher commodity prices on margins. To date, we have not seen the jobs picture improve in any material way, which is also a drag on GDP growth.

We believe that the Fed’s quantitative easing program has provided a lot of support to equity valuations, and with this program winding down, the market may hit a speed bump. We also believe higher commodity prices will begin to take a toll on margins and earnings-per-share (EPS) growth.

In this environment, we remain overweighted in energy and materials companies that should benefit from commodity inflation. We are cautious about how this will affect input costs for many companies, as it will impact margins and, hence, earnings. We remain extremely cautious about high multiple consumer discretionary stocks as, we believe, they will bear the brunt of the margin compression. We are also underweighted in high multiple technology stocks as we believe they are priced to perfection. A slowdown in GDP growth should lead to EPS multiple compressions in these companies. We are overweighted in more defensive sectors, such as consumer staples and health care that have more stable EPS profiles.

Portfolio Facts

As of June 30, 2011

Net Assets	$416,947,876
NAV	$19.54
NAV - High†	4/29/2011 - $20.06
NAV - Low†	3/16/2011 - $18.25
Number of Holdings: 101

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
40.11%	9.12%	6.31%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2010?

Thrivent Partner Mid Cap Value Portfolio earned a return of 6.07%, compared with the median return of its peer group, the Lipper Mid-Cap Value Index category, of 5.80%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of 6.69%.

What factors affected the Portfolio’s performance?

Stock selection in information technology and consumer discretionary sectors contributed to performance, whereas stock selection in the energy and financials sectors detracted from results.

At the stock level, the Portfolio’s top-performing holding for the reporting period was media company DISH Network Corp. DISH Network’s churn materially dropped following its quarterly results, which surprised the market. The Portfolio’s stock selection was strongest in the information technology sector, due to our position in Polycom, Inc., a provider of communications solutions including telepresence, group video and group voice systems. Shares of Polycom rose after the company reported excellent first-quarter results, driven by strong revenue growth in its voice and video communication businesses.

Stock selection was the weakest in the financial sector, driven by our holdings in Genworth Financial, Inc. and Janus Capital Group, Inc. Shares of Genworth Financial declined largely due to concerns over its significant exposure to consumer home loans. Janus Capital Group, with its equity-sensitive business mix, was negatively impacted by recent weakened performance.

At the stock level, Newfield Exploration Co. was among the bottom performing stocks. Newfield Exploration was negatively impacted by a combination of weaker oil prices, concerns over flooding in the Williston Basin, and its potential impact on near-term results.

What is your outlook?

We remain cautiously optimistic about the U.S. equity market, despite persisting macro, geopolitical and regulatory uncertainties. Valuations remain compelling, especially after the recent pullback in the second quarter, and many companies are trading at depressed levels. We continue to expect management teams to be focused on returning value to shareholders through mergers and acquisitions (M&As), buybacks, dividends and deleveraging of balance sheets, providing further catalysts. Additionally, we continue to believe we are entering a more fertile environment for forward-looking stock pickers as stock correlations decline and companies begin to trade more in line with underlying fundamentals.

Portfolio Facts

As of June 30, 2011

Net Assets	$245,459,359
NAV	$14.17
NAV - High†	5/2/2011 - $14.58
NAV - Low†	3/16/2011 - $13.43
Number of Holdings: 113

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/29/2005
36.79%	5.33%	7.55%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Mid Cap Stock Portfolio earned a return of 5.73%, compared with the median return of its peer group, the Lipper Mid-Cap Core category, of 7.85%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 8.08%.

What factors affected the Portfolio’s performance?

Stock selection within the energy and financials sectors was responsible for most of the Portfolio’s underperformance.

Solid returns within the information technology and materials sectors offset some of the underperformance. Three investments—Weatherford International, Forest Oil Corporation and Alpha Natural Resources—accounted for the energy sector’s underperformance. All three companies executed poorly, with issues ranging from cost overruns to lower-than-expected production.

Northern Trust Corporation held back the financial sector’s performance. However, unlike the energy investments, Northern Trust suffered from a poor macro backdrop rather than poor execution. The company is highly leveraged to a rising interest-rate environment, and with rates continuing to decline during the period, results were lackluster. Solid stock selection across the information technology sector, including timely investments within the services, software and semiconductor industries, aided Portfolio performance. Finally, an unsolicited takeover offer for Temple-Inland Inc. and stellar execution by Albemarle Corporation benefited the materials sector.

What is your outlook?

The market continues to fluctuate between a macro and a micro focus. While the year began with a focus on positive micro fundamentals, including solid corporate earnings, balance sheets and cash flows, the second quarter ended with a focus on significant macro headwinds, including European austerity measures, emerging-market interest-rate increases, natural disasters, rising commodity prices and U.S. budget deficit issues.

Market sentiment swung from bullish to bearish as the first half of the year progressed. Many of the macro headwinds seem to be subsiding as the second half of 2011 approaches. Europe appears closer to resolving the Greek debt crisis for at least the next year or two. While Greek solvency questions remain, ultimate resolution may be deferred. China may stop raising interest rates soon as progress has been made in the fight against inflation. Japan is rebounding from its natural disasters more quickly than expected.

Commodity price increases have partially reversed, led by food and energy costs. We believe the Portfolio is tactically positioned to take advantage of, in our view, the improving macro backdrop and negative market sentiment. The energy, information technology, industrials and financials sectors are all overweighed within the Portfolio. One sector that may seem defensive—health care—is also overweighted. The health care sector should benefit from a number of factors, including being part of the solution to lower medical expenses, increasing innovation, pent-up demand from a lack of capital expenditures over the past few years, and increased utilization from rising employment.

Portfolio Facts

As of June 30, 2011

Net Assets	$526,649,234
NAV	$12.95
NAV - High†	4/29/2011 - $13.61
NAV - Low†	1/4/2011 - $12.28
Number of Holdings: 74
† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
37.96%	4.85%	5.81%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Mid Cap Index Portfolio earned a return of 8.32%, compared with the median return of its peer group, the Mid-Cap Core category, of 7.85%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 8.56%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400, the only changes made to the Portfolio are done to reconcile it with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses, minor differences in portfolio composition, and the timing of cash flows.

Mid-cap stocks outperformed large-cap and small-cap stocks. All 10 sectors posted positive returns. Consumer staples and health care posted the most positive returns. This is a continuation of a trend, as these sectors performed well during the previous six-month period.

Financials and telecommunication service underperformed the other sectors. In the mid-cap segment, financial companies with relatively high exposure to nondomestic markets performed relatively poorly within the group.

What is your outlook?

The Portfolio seeks to remain invested in a way that tracks the performance of the S&P MidCap 400 Index. This can be an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last six months, investors’ attitudes varied from being extremely risk-averse to less risk-averse, particularly as related to non-U.S. exposures and liquidity. Mid-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts, despite heightened uncertainty related to the modest nature of the economic recovery in the U.S.

Typically, as an economic cycle matures, investors begin to favor large-capitalization companies over mid- and small-cap companies. We believe attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we expect the premium return that has persisted since the onset of the bull market in March of 2009 to be reduced in the future as the economic cycle is extended.

Portfolio Facts

As of June 30, 2011

Net Assets	$93,326,861
NAV	$13.06
NAV - High†	4/29/2011 - $14.48
NAV - Low†	6/24/2011 - $12.63
Number of Holdings: 403
† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
38.70%	6.18%	7.51%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 4.29%, compared with the median return of its peer group, the Lipper International Core category, of 4.85%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA, earned a return of 4.11%.

What factors affected the Portfolio’s performance?

Large-cap growth and value allocations in the Portfolio performed in-line with their respective benchmarks as did allocations to small- and mid-cap EAFE markets and emerging-market debt. The factor that limited results relative to the index was performance in the emerging-market equity segment of the Portfolio. Our Portfolio performed well relative to the segment benchmark, but the emerging-market category did not keep pace with the stronger advance that occurred in developed markets. Emerging-market stocks have been under pressure as many of those economies are facing significant inflation pressures and monetary policies have been tightened to truncate further price escalation. Concerns have escalated that actions may have a detrimental effect on expected growth, particularly in China.

What is your outlook?

We anticipate continuing disparity of returns among markets and individual stocks in the year ahead, which presents both a risk and an opportunity. Sentiment is presently quite low, which some would argue is a bullish signal. One area where we anticipate improvement from very low current sentiment is in Japan, as its production disruptions dissipate and reconstruction stimulus begins to take hold. An area where dour sentiment is likely to persist longer term is in peripheral Europe and the broader European banking sector. These markets seems poised for a near-term relief rally on any news that is less negative than expected, but the magnitude of the challenges would seem to preclude a sustainable improvement in investor sentiment over the medium term.

Emerging-market valuations have adjusted downward and seem to us to be more reasonably valued. Economic fundamentals are a bit uncertain given the inflation challenges evident in some of the major emerging economies like Russia, China, India and Brazil. Slowing growth and tighter monetary policy in China should impact the commodity-based economies of Russia and Brazil as China remains a key source of incremental demand and many emerging markets are directly or indirectly impacted by changes in China. We believe growth will be sustained but acknowledge that intermediate risks are modestly elevated.

Portfolio Facts

As of June 30, 2011

Net Assets	$588,606,331
NAV	$9.14
NAV - High†	5/2/2011 - $9.14
Net - Low†	3/16/2011 - $8.32
Number of Holdings: 490

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
29.12%	-1.65%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner International Stock Portfolio earned a return of 4.95%, compared with the median return of its peer group, the Lipper International Core category, of 4.85%. The Portfolio’s market benchmark, the MSCI EAFE Index, earned a return of 5.35%.

What factors affected the Fund’s performance?

The Portfolio benefited from stock selection within the information technology, financials and consumer discretionary sectors. Alternatively, stock selection was least effective in the industrials, consumer staples and health care sectors. From a country perspective, stock selection was effective in Japan, the United Kingdom and Australia, and least effective in France, Switzerland and Belgium. The largest positive individual contributors to Portfolio performance for the period included Iluka Resources, an Australia-based metals and mining company, ARM Holdings, a U.K.-based semiconductor manufacturer, and SJM Holdings, a casino operator in Macau. Alternatively, Bekaert, a Belgium-based company specializing in advanced metal transformation and materials and coatings, Kinross Gold, a Canada-based gold miner, and Barrick Gold, a Canada-based gold and copper miner, were among the stocks that contributed negatively to Portfolio performance.

Performance was supported by a rebound in the oversold Japanese companies. Several Japanese holdings registered double-digit gains. Japan’s recovery is showing signs of progress with machinery order growth rising to a four- month high in May as the rebuilding kicked in. German and Swiss stocks underperformed for the period. Lastly, Spanish and Portuguese banks were weak as renewed fears of a Greek debt default roiled the market.

What is your outlook?

We anticipate continuing disparity of returns among markets and individual stocks in the year ahead, which presents both a risk and an opportunity. Sentiment is presently quite low, which some would argue is a bullish signal. One area where we anticipate improvement from very low current sentiment is in Japan, as its production disruptions dissipate and reconstruction stimulus begins to take hold. An area where dour sentiment is likely to persist longer term is in peripheral Europe and the broader European banking sector. These markets seem poised for a near-term relief rally on any news that is less negative than expected, but the magnitude of the challenges would seem to preclude a sustainable improvement in investor sentiment over the medium term.

Portfolio Facts

As of June 30, 2011

Net Assets	$892,505,408
NAV	$11.20
NAV - High†	5/2/2011 - $11.65
NAV - Low†	3/16/2011 - $10.15
Number of Holdings: 199

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
30.82%	1.06%	4.18%

*	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.) and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of 8.66%, compared with the median return of its peer group, the Lipper Large-Cap Core category, of 5.00%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 6.02%.

What factors affected the Portfolio’s performance?

In the most recent six months, we have seen strong performance from the Portfolio. There were a number of stand-out performers in the Portfolio, but none comes close to Green Mountain Coffee Roasters. This maker of the Keurig single-serving brewer leaped nearly 160% since our initial purchase in early January. Other big contributors to performance included Netflix and Chipotle Mexican Grill. Netflix continues to dominate the video delivery business and Chipotle’s focus on “better for you” food has produced consistently strong sales.

Target was a significant underperformer and was sold midway through the period. While we admire this innovative retailer, they have been unable to engineer a rebound in sales in the wake of the recession. Our other big disappointment has been financials. While a couple of our holdings, American Express and mutual fund company Franklin Resources, performed well, our bank holdings were significant laggards. Most fundamentals for the banks have been solidly improving since the recession, but regulatory and legal clouds continue to deter investors from the group.

What is your outlook?

The stock market seems to be searching for direction. A late June rally notwithstanding, the key investment controversy remains unresolved: Is global growth stalling or simply pausing? The answer to that question will likely be a few months in coming. We believe that the softer data we’ve seen owes mostly to temporary factors tied to the after-effects of the earthquake in Japan and the drag of the spring surge in oil prices. Japan is getting back to normal and oil has retreated about 15% from its recent high. If our more charitable view of the causes of the weakness is correct, we expect the next few months will see acceleration in economic activity.

The Portfolio continues to be positioned to benefit from global growth. We remain underweighted in the traditionally defensive sectors like consumer staples, health care and utilities, and overweighted in the more growth-leveraged sectors like information technology and consumer discretionary. We are about benchmark-weighted in financials, an atypical positioning for most growth portfolios. Because we build our Portfolio from the bottom up on a stock-by-stock basis, getting these sector over- and underweightings right tends to matter less than choosing the right stocks.

Portfolio Facts

As of June 30, 2011

Net Assets	$5,824,088
NAV	$11.25
NAV - High†	5/31/2011 - $11.42
NAV - Low†	1/4/2011 - $10.48
Number of Holdings: 49

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
37.28%	4.05%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner All Cap Growth Portfolio earned a return of 7.72%, compared with the median return of its peer group, the Lipper Multi-Cap Growth category, of 6.18%. The market benchmark, the Russell 3000® Growth Index, earned a return of 6.98%.

What factors affected the Portfolio’s performance?

Within the Portfolio, our relative security selection in the consumer discretionary and information technology sectors added value during the period. Within information technology, we focus on companies offering products that enhance consumer and corporate productivity, as well as those that we believe can capitalize upon considerable consumer demand for the latest gadgets and electronics. We have chosen holdings that we believe stand to benefit from the current innovation cycle—which is bringing different technologies together—as well as from the pent-up demand for technology upgrade spending. In our view, strong growth catalysts remain within the sector, along with higher relative cash levels, lower debt and valuations we believe are attractive.

Security selection within the materials sector detracted from relative performance compared to the Russell 3000® Growth Index. We believe strong Asian demand, dollar devaluation and global reflation efforts should help sustain commodity prices, potentially benefiting the Portfolio’s holdings. We currently favor those companies tied to the agricultural feed and fertilizer industries, as well as companies associated with gold mining and production.

What is your outlook?

Markets continue to trade on a choppy and somewhat range-bound path, as investors debate whether the current economic slowdown is a temporary side effect of energy price spikes and the natural disasters in Japan, or part of a broader global economic malaise. We are in an important time period with the completion of the Fed’s formal quantitative easing program, leaving us to evaluate market implications and whether additional Fed intervention is forthcoming. Our macroeconomic research is focused on a wide range of areas, including the conflicts between various central bank monetary policies, the extent of U.S. dollar devaluation and the ability of emerging markets to contain high inflation and navigate a soft landing. The recent uncertainty involving concern over U.S. unemployment and housing data and the future of Greece and the eurozone has influenced us to become more defensive—or less cyclically sensitive—in the Portfolio. With respect to current opportunities, we expect corporate earnings to remain a source of strength and provide a level of support to equities. In the current environment, our focus remains on globally diversified businesses with strong brands and solid balance sheets, while we are generally avoiding companies operating in highly regulated industries. We continue to believe in the relative attractiveness of growth equities, as current growth equity valuations are appealing and offer solid long-term investment opportunities.

Portfolio Facts

As of June 30, 2011

Net Assets	$14,666,207
NAV	$10.84
NAV - High†	4/29/2011 - $11.16
NAV - Low†	3/16/2011 - $10.06
Number of Holdings: 88

† For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
47.11%	2.59%

*

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner All Cap Value Portfolio earned a return of 4.80%, compared with the median return of its peer group, the Multi-Cap Value category, of 6.10%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of 5.74%.

What factors affected the Portfolio’s performance?

During the period, managed health care company Humana, Inc. was the top-performing stock for the Portfolio in the health care sector and in the Portfolio overall. Humana raised its 2011 forecast and reported earnings that beat Wall Street expectations. National Semiconductor Corp. was the top-performing stock for the Portfolio within information technology. Shares of the stock rose substantially higher following an announcement that Texas Instruments planned to acquire the company. Chemical products manufacturer Celanese Corporation within the materials sector contributed significantly to the Portfolio’s performance. The stock performed well as Celanese demonstrated an increase in revenue growth, net income, earnings per share and solid cash flow as demand for its products expanded. Within the energy sector, oil and gas equipment and service provider Halliburton Co. led in terms of positive contributors, benefiting from rising oil prices and increased demand. Viacom, Inc. in the consumer discretionary sector performed well, as the stock climbed to new highs, mainly due to the popularity of programming on its Nickelodeon and MTV stations. Within consumer discretionary, the weakening U.S. economy and pessimistic American consumers adversely affected the stock performance of apparel retailer Talbots, Inc. Investment banking and brokerage firm Goldman Sachs Group, Inc. was a significant detractor to Portfolio performance during the reporting period, as was brokerage firm E*TRADE Financial Corp. In general, financials was the weakest-performing sector of the index, and the Portfolio’s holdings in these two securities in particular underperformed amidst uncertainty over the future of the global economic recovery and disappointing earnings. Within materials, two securities were the primary detractors from Portfolio performance. Construction and engineering firm Great Lakes Dredge & Dock Corp. was a new position the Portfolio initiated during the period. AerCap Holdings NV, a top aviation leasing company that is European-based, had a difficult reporting period.

What is your outlook?

At period end, the Portfolio relative to the Index had significantly overweighted positions in the materials, consumer discretionary and industrials sectors. It was also overweighted in energy. The Portfolio was significantly underweighted in financials, telecommunication services, utilities, health care and information technology when compared to the Index.

Portfolio Facts

As of June 30, 2011

Net Assets	$8,051,788
NAV	$9.47
NAV - High†	5/2/2011 - $9.95
NAV - Low†	3/16/2011 - $9.06
Number of Holdings: 43

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
33.98%	-0.60%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner All Cap Portfolio earned a return of 3.51%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 5.39%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 6.35%.

What factors affected the Portfolio’s performance?

The energy and consumer discretionary sectors detracted from performance. In the energy sector, the investment in oil and gas exploration and production company Forest Oil detracted from performance. Forest Oil shares declined after the company announced first-quarter earnings that were lower than analysts’ estimates, due to lower natural gas prices. In the consumer discretionary sector, the overweighting in office supply retailer Staples detracted from performance. Staples shares declined sharply as the company posted first-quarter earnings that missed Wall Street estimates, driven by weaker-than-expected margins.

The health care and information technology sectors were the largest contributors to performance. In the health care sector, overweightings in pharmaceutical company Valeant Pharmaceuticals contributed to performance.

Shares of Valeant rose after the company forecast 2011 earnings that were higher than analysts’ estimates boosted by cost synergies from the Biovail acquisition. Additionally, shares rose on positive investor sentiment after the company made a $5.7 billion takeover bid for drugmaker Cephalon. In the information technology sector, the overweighting in chip manufacturer Avago Technologies contributed to performance. Avago shares rose after the company announced second-quarter earnings and guided third-quarter revenue forecasts higher than consensus estimates.

What is your outlook?

We believe the markets are focused on whether the global economy is in a mid-cycle slowdown or poised for another more sustained growth deterioration. We continue to believe that the economic environment is supportive of risk assets and we remain constructive on the U.S. equity market. We believe economic growth will continue to be moderate and the more-recent slowdown has been more of a result of production issues rather than a dampening in global demand.

Macro influences continue to dominate the market’s trading pattern and though intra-stock correlations have fallen in recent months, the impact of the “risk on, risk off” environment remains a dominant one. As such, we are monitoring the beta of the Portfolio closely as we believe its influence on performance is greater than in past periods. We have not made any sizable changes to the Portfolio as a result, but we are more aware of our exposure. From a positioning standpoint, our sector portfolio managers have not made many major shifts to their positioning or themes. The one exception has been in the consumer area where we have diversified our prorecovery thesis some and added opportunistically to other areas that are not as leveraged to consumer spending, such as media and gaming.

Portfolio Facts

As of June 30, 2011

Net Assets	$60,170,582
NAV	$9.18
NAV - High†	4/29/2011 - $9.59
NAV - Low†	6/24/2011 - $8.78
Number of Holdings: 113

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
30.64%	3.41%	2.75%

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio II

Michael A. Binger (left) and David E. Heupel (right), Portfolio Co-Managers

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Large Cap Growth Portfolio II earned a return of 3.66%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of 5.46%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 6.83%.

What factors affected the Portfolio’s performance?

The Portfolio’s underperformance relative to its comparable peer group and benchmark index was driven by poor security selection. In the large-cap universe, we focus on large, high-quality growth stocks. The returns in this universe were positively skewed by momentum securities where estimate revisions ruled the day, despite extreme valuations.

The sources of underperformance for the period were most pronounced in the consumer discretionary, financial and consumer staples sectors. The remaining sectors were relatively flat compared to their respective benchmarks. Carnival Corporation and Ford Motor Company underperformed in the discretionary sector. J. P. Morgan and Itau Bank of Brazil underperformed in the financial sector, and Pepsi limited results in the staples sector.

In the technology sector, the Portfolio experienced strong performance from VMware, QUALCOMM and EMC Corporation, but the underperformance of Google and semiconductor stocks Broadcom, Marvell and NXP Corp held the sector return flat compared to the benchmark. Owning Baker Hughes, and not Cisco or TJX Cos., were other factors that added to performance. Vale Mining of Brazil and Teck Resources Ltd of Canada underperformed. The markets were quite volatile during the period and produced a wide spectrum of returns. Securities that displayed positive high-quality earnings revisions performed very well. Securities that missed growth expectations—those affected by regulatory changes or perceived as maturing in this business cycle—were punished. The Portfolio simply owned too many of the latter this period.

What is your outlook?

The markets likely will be conflicted in the second half of 2011 as they try to balance the positives and negatives in the world economies. We believe that the economy currently is on fairly solid footing, albeit at a lower GDP growth rate than last year. On the positive side, we are expecting continued low interest rates, good corporate profitability, moderate inflation and decent consumer spending from those who are employed. Problem areas that should be monitored are unemployment, housing, government regulation and commodity prices. We believe the Federal Reserve will be cognizant of these risks and manage policy accordingly, and that the economy can grow at a modest pace. This environment should favor high-quality growth stocks, which have solid balance sheets and a multinational customer base. We intend to continue to focus on high-quality growth stocks that we believe can exceed financial metrics on a current and forward basis.

Portfolio Facts

As of June 30, 2011

Net Assets	$398,052,932
NAV	$7.05
NAV - High†	4/29/2011 - $7.46
NAV - Low†	6/24/2011 - $6.74
Number of Holdings: 39

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
26.48%	2.99%	1.82%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Large Cap Growth Portfolio earned a return of 3.57%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of 5.46%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 6.83%.

What factors affected the Portfolio’s performance?

The Portfolio’s relative underperformance to the benchmark index was due to poor stock selection. The worst stock selection, which was from the consumer discretionary sector, was mostly attributable to two stocks—Carnival Corp. and Ford Motor Company.

The technology sector saw some strong performers, like QUALCOMM and VMware, but our holdings of Google and Akamai in Internet software, and Merrell and Broadcom in semiconductors, underperformed and more than offset gains from the winners.

The same thing was true in the materials sector, where the Portfolio strongly benefited from our holdings of agriculture stocks, like Monsanto and CF Industries; however, the underperformance of Vale and Teck Resources resulted in an overall negative stock selection in materials. Our bank stock holdings, like J.P. Morgan, hurt stock selection within the financial sector.

Our underweighting in the consumer staples sector was the greatest detractor from performance, as this sector was the second-best performer during the first half of 2011, when the market grew more defensive.

What is your outlook?

We think that the equity market is at somewhat of a crossroads as the debate rages over the direction of the U.S. and global economies. The direction of the market may depend on whether the slowdown in economic activity witnessed during the second quarter as a result of the Japanese earthquake, rising energy prices and the European debt crisis is merely a “soft patch” or a more ominous downturn.

We believe the economy will regain its footings in the second half of 2011 as commodity prices have moderated, interest rates remain low, and companies have substantial cash reserves on their balance sheets.

The Portfolio continues to focus on companies with dynamic growth prospects from product innovation as well as on companies in secular growth markets, such as data storage. We also favor the cyclical growth industries that should benefit from an improved economy during the second half of 2011. We expect to be overweight in the technology, energy, and industrial sectors. We favor certain industrial stocks with product lines focused on the strong export market. In the energy sector, we like the oil service sector with overweightings in issues in this category.

Portfolio Facts

As of June 30, 2011

Net Assets	$945,518,452
NAV	$17.56
NAV - High†	4/29/2011 - $18.18
NAV - Low†	6/17/2011 - $16.55
Number of Holdings: 104

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
27.87%	3.67%	1.11%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Growth Stock Portfolio earned a return of 4.95%, compared with the median return of its peer group, the Lipper Large-Cap Growth Index category, of 5.46%. The Portfolio’s market benchmark, the S&P 500/ Citigroup Growth Index, earned a return of 6.81%.

What factors affected the Portfolio’s performance?

Stock selection in energy was the primary detractor from relative performance. Peabody Energy, the largest U.S. coal producer, declined on macroeconomic concerns and problems with a mine in Colorado. There is some concern about its significant operations in Australia, which face higher costs, and the tightening of the Chinese market, a major customer. Suncor Energy, Canada’s biggest gas and oil producer, declined as energy prices slumped. The company also lowered its production outlook, due largely to disruptions in Libya. Cameron International, a maker of oil and gas pressure control equipment, suffered from cost overruns on an undersea project and sanctions in Libya, as well as from falling energy prices.

Health care detracted on stock selection and unfavorable underweighting in the top-performing sector in the S&P benchmark. Shares of pharmacy benefits manager Express Scripts declined on lower customer prescription volume, which the company attributed to a challenging economic environment. Human Genome Sciences, a biopharmaceutical company, won U.S. approval for its new lupus drug, but investors focused on the approval process in Europe, which is facing more restrictions and lower prices.

Stock selection drove relative outperformance in consumer staples. Green Mountain Coffee Roasters was a notable contributor, with the growth of its organic gourmet coffees and single-serving packages for its Keurig drink dispensers.

What is your outlook?

U.S. equities stalled in the second quarter, as mixed economic data offered little comfort to anxious investors, who questioned the sustainability and durability of global economic growth. We continue to believe, however, that the economy is in the early-to-middle stages of recovery, and the odds of a double-dip recession are low. While we believe a weak U.S. dollar is problematic in the long run, it continues to benefit U.S. exports and make U.S. companies more globally competitive. We are reasonably optimistic about the equities market for the near to medium term, and have sought to position the Portfolio for modest growth. The information technology, industrials and business services, and consumer discretionary sectors appear to offer the best growth opportunities.

Portfolio Facts

As of June 30, 2011

Net Assets	$59,512,392
NAV	$12.15
NAV - High†	2/16/2011 - $12.49
NAV - Low†	6/17/2011 - $11.43
Number of Holdings: 123

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
33.15%	4.48%	4.32%

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Large Cap Value Portfolio earned a return of 4.18%, compared with the median return of its peer group, the Lipper Large-Cap Value category, of 5.49%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 5.92%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed due to our stock selection. Sector allocation was a net positive. The weakest stock selection was in the consumer discretionary sector. Positions in retailers Target Corporation (TGT) and Staples (SPLS) hurt performance. In addition, our decision to own Disney Corporation (DIS) over other media companies hurt performance.

Stock selection in the financial services sector was also poor, hurt by positions in J.P. Morgan (JPM), Goldman Sachs Group (GS) and Principal Financial Group (PFG). Stock selection was poor in the industrials sector as well, primarily due to our position in Emerson Electric (EMR) as its network power segment deteriorated in growth and profitability. We have since sold this position.

Stock selection in the materials sector was strong as positions in Allegheny Technologies (ATI) stainless steel and titanium products and Sigma Aldrich (SIAL) specialty chemicals aided Portfolio performance.

What is your outlook?

Once again, investors have become concerned about the pace of economic activity, compared to this time last year. These concerns are exacerbated by European and U.S. debt and deficit issues.

Economic activity indeed has slowed. Economic recoveries rarely move in a straight line, and this one is no exception. We are optimistic about the prospects for portfolio companies, as we believe company-specific initiatives should drive operating performance in excess of expectations.

Portfolio Facts

As of June 30, 2011

Net Assets	$826,262,243
NAV	$11.17
NAV - High†	4/29/2011 - $11.65
NAV- Low†	6/15/2011 - $10.74
Number of Holdings: 75

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
29.05%	1.73%	3.64%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA (left), David E. Heupel (right), Michael A. Binger (far right), Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Large Cap Stock Portfolio earned a return of 3.86%, compared with the median return of its peer group, the Lipper Large-Cap Core category, of 5.00%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 6.02%.

What factors affected the Portfolio’s performance?

Stock selection in the financial services, consumer discretionary, industrials and energy sectors was the key factor limiting performance in the period. In particular, the broad financial services segment declined despite the overall advance in the market, and the stocks held in the Portfolio underperformed the poor results within the index sector.

Holdings in the media group of consumer discretionary stocks did not keep pace with the group. Time Warner Cable performed well, but was offset by below-market results for Disney in the media category and Carnival Corporation in the resorts category.

Performance for the holdings in the technology and health care sectors were moderately ahead in their respective categories. Energy sector holdings in the Portfolio did not perform as well as those in the energy segment of the index, and we were modestly underweighted in the group. These elements contributed to the energy segment’s performance.

A modest cash allocation had some impact on returns as the market index advanced nicely. The Portfolio maintains a modest cash position for liquidity and transactional purposes, while the S&P 500 Index data mentioned previously essentially represents the return to a basket of securities.

What is your outlook?

Geopolitical shocks disrupted global markets, and economic momentum appeared to have moderated, particularly during the second quarter. Higher commodity prices are affecting consumer demand, particularly with increased gasoline prices. Further rises in some of these prices may result in a more cautious outlook. However, we do not believe that is likely the case as demand for energy is moderating with higher prices. Food prices have also risen. That presents a particular challenge in developing countries where food is a much more significant component of consumption. Inflation pressures are severe in developing economies.

Policymakers continue to provide excess liquidity to the system in the U.S. Markets are discounting an end to quantitative easing during the summer. At this point, reversing some of the excess liquidity is not a 2011 market expectation. Should inflation worsen, however, a more activist approach will likely be necessary on the part of policymakers and may result in a correction in equity prices. We are already seeing action being taken in emerging and other developed economies. While not expected for the U.S., the risk of such an outcome is not insignificant.

We believe the economy has entered a slowdown period, but, in our view, a double dip is unlikely in the absence of geopolitical shock. Our outlook remains cautiously optimistic for equity markets for the rest of the year.

Portfolio Facts

As of June 30, 2011

Net Assets	$635,046,457
NAV	$8.83
NAV - High†	4/29/2011 - $9.14
NAV - Low†	3/16/2011 - $8.40
Number of Holdings: 106

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
27.12%	1.77%	1.22%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Large Cap Index Portfolio earned a return of 5.83%, compared with the median return of its peer group, the S&P 500 Index Objective category, of 5.83%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 6.02%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition as well as cash-flow timing.

All but one of the sectors posted positive returns for the year to date. Health care and energy were the best- performing sectors in the market over the past six months. Large-cap stocks underperformed by comparison to small- and mid-cap stocks over the reporting period. Financials delivered negative returns for the six-month period. Financial stocks were negatively impacted by concerns related to the refinancing and rolling over of outstanding Greek debt as well as continued weakness in the housing industry and employment rates. Geopolitical tensions in North Africa and the Middle East were very unsettling for oil supplies, causing oil prices to rise and lifting stock prices in the energy supply segments.

What is your outlook?

Large-cap stocks underperformed compared to mid-cap stocks and small caps in the last six months. The past six months have been volatile with indexes advancing in February, April and late June, but experiencing sharp corrections in March and early June. If geopolitical instability and macroeconomic concerns, such as inflation risks, are proven to be overstated, it may suggest market strength into the second half of the year.

We believe the dollar is fairly valued compared with other major currencies. Risk levels will likely fluctuate in a range-bound manner. While opportunities for small- and mid-cap stocks exist, we believe that as this cycle matures, large-cap companies should outperform their small- and mid-cap counterparts.

Portfolio Facts

As of June 30, 2011

Net Assets	$325,014,375
NAV	$18.43
NAV - High†	4/29/2011 - $19.29
NAV - Low†	6/24/2011 - $17.70
Number of Holdings: 502

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
30.18%	2.64%	2.44%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Equity Income Plus Portfolio earned a return of 6.14%, compared with the median return of its peer group, the Lipper Equity Income Portfolio category, of 5.69%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 6.02%.

What factors affected the Portfolio’s performance?

An overall positioning in high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends contributed to the Portfolio’s performance. At the sector and security level, security selection was strong and sector allocations somewhat detracted from performance. Stock selection was strong in several areas, including health care, financials, energy, consumer staples and information technology. Securities underperformed in consumer discretionary and materials sectors. Sector allocation was strong in health care and information technology. At an asset-class level, domestic dividend equities and real estate investment trusts (REITs) outperformed their respective benchmarks and the S&P 500. The Portfolio’s options buy-write strategy outperformed the benchmark for such strategies. However, it underperformed the S&P 500. Likewise, the Portfolio’s allocations to international securities through American depositary receipts (ADRs) outperformed its benchmark though it underperformed the S&P 500. Preferred stocks underperformed their benchmark and the S&P 500.

What is your outlook?

The first quarter included concerns of slower international growth resulting from the earthquake in Japan. During the second quarter, uncertainty continued over U.S. macroeconomic news, which included persistently high unemployment, confirmation of a double-dip in housing and slower-than-expected GDP growth. Additionally, concerns over Greece’s debt issues cast doubt on European growth. However, as the second quarter drew to a close, the market recovered much of its downturn as many of these fears abated. We approach the second half of the year positioned for continued economic recovery.

Overall, we expect the Portfolio to continue its dividend equity strategy that includes emphasis on dividend coverage, improving operating performance and quality balance sheets, in addition to attractive valuations. If the economy continues to recover, the Portfolio may overweight itself in pro-cyclical sectors, such as energy, materials, industrials and consumer discretionary, while underweighting itself in more defensive sectors, such as consumer staples and health care.

Portfolio Facts

As of June 30, 2011

Net Assets	$90,422,210
NAV	$9.59
NAV - High†	4/29/2011 - $9.98
NAV - Low†	1/10/2011 - $9.03
Number of Holdings: 253

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
29.76%	0.43%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Balanced Portfolio earned a total return of 4.99%. The Portfolio’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 6.02% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocated about two-thirds of its assets to equities during the first half of the year and the remainder to fixed-income securities.

The equity portion of the Portfolio seeks to mimic the construction of the S&P 500, an index composed of 500 of the largest publicly traded companies in the country. With large corporations enjoying healthy profits, all of the major industry groups represented in the index generated positive returns in the first half of this year except financials, which lost 3.06%. The top-performing industries were health care, up 13.92%; energy, up 11.39%; and utilities, up 9.07%.

The fixed-income portion of the Portfolio outperformed its benchmark index by about 100 basis points. Virtually all of the outperformance was attributable to the Portfolio’s securitized holdings, which include asset-backed securities, commercial mortgage-backed securities, conventional residential mortgage-backed securities and floating-rate mortgage-backed securities. These traditionally highly rated securities suffered liquidity, ratings and pricing pressure during the volatile financial crises of 2008. Because we believed these types of securities were being unfairly penalized at that time, we elected to keep them in our portfolio rather than sell them at distressed levels. This proved fortuitous, as their prices have since recovered to near pre-2008 levels.

What is your outlook?

The economy continues to grow at a modest pace two years after the end of the last recession. We anticipate that economic growth will remain lackluster through the remainder of the year, as will employment gains. With unemployment still high and the economy growing slowly, we expect the Federal Reserve to maintain an accommodative interest-rate stance well into 2012, especially since inflationary pressures, though higher than they were a year ago, remain muted. Accordingly, interest rates are likely to remain near their current levels through the end of the year, creating a relatively neutral environment for fixed-income assets.

In the equity market, we continue to expect large-cap stocks to outperform small- and mid-cap stocks, which rebounded faster from the 2008 downturn and now have higher, riskier valuations. Because of their broad exposure to the global economy, returns for large-cap stocks were tempered in the first half of the year by concerns about European debt woes, particularly in Greece. While a long-term solution to the Greek debt crisis remained elusive heading into the second half of the year, we believe the European Union will continue to make progress on resolving that problem. This should help the global economy and large-cap stocks.

Portfolio Facts

As of June 30, 2011

Net Assets	$262,716,829
NAV	$14.60
NAV - High†	4/29/2011 - $15.69
NAV - Low†	6/24/2011 - $14.26
Number of Holdings: 762

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
21.35%	4.40%	4.02%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent High Yield Portfolio returned 4.62%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 4.40%. The Portfolio’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 4.97%.

What factors affected the Portfolio’s performance?

The bulk of the Portfolio’s gains were attributable to coupon returns, augmented by a modest rise in securities prices sparked by a rally in Treasury securities.

The Portfolio also enjoyed a modest benefit from its slightly higher allocation to BB-rated securities than its peers. Returns on BB-rated bonds, which are the highest-rated bonds in the high-yield sector and the most sensitive to Treasury rate movements, produced a total return approximately 55 basis points higher than the return on lower-quality B-rated bonds.

The Portfolio also benefited from a low allocation to cash relative to its peers and from security selection. In several cases, securities we held outperformed their industry benchmarks as a result of major corporate events, such as the acquisition of the issuer or a debt refinancing in which the issuer called its bonds at a premium to market prices. Portfolio returns were tempered by our slight underweighting in CCC-rated bonds, which enjoyed even higher returns than BB-rated securities thanks to aggressive buying by investors who appeared to be stretching for extra yield.

What is your outlook?

We expect the U.S. economy to continue growing slowly, with anything above a 1.5% annual rate favorable for high-yield bonds. We continue to find valuations for high-yield bonds attractive, with yields at June 30 about 525 basis points above yields on comparable-maturity Treasury bonds. Accordingly, we do not anticipate making any radical changes to our portfolio.

Our positive outlook is buttressed by the improving default rate on high-yield debt, which stood at about 2% at the end of the first half, down from 3.2% at year-end 2010. With U.S. companies generating stronger cash flow and using some of the proceeds to pay down or refinance existing debt, rating agencies Moody’s and Standard & Poor’s are both currently forecasting that the default rate will continue dropping toward the 1.5% level.

We also believe that investor concerns about a number of macroeconomic and political issues, such as the Greek debt crisis and U.S. budget constraints, are helping to keep spreads on high-yield bonds wider than they need to be. As these concerns moderate, spreads should narrow, boosting returns in our sector of the market.

Portfolio Facts

As of June 30, 2011

Net Assets	$793,740,341
NAV	$4.85
NAV - High†	5/11/2011 - $4.95
NAV - Low†	6/27/2011 - $4.81
Number of Holdings: 250

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
15.80%	8.55%	7.46%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High- yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Diversified Income Plus Portfolio earned a total return of 3.97%. By comparison, the Portfolio’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital U.S. Aggregate Bond Index, returned 6.96% and 2.72%, respectively.

What factors affected the Portfolio’s performance?

Moderate economic growth paired with modest inflation produced a favorable investment environment for the first half of 2011.

The Portfolio allocated about 35% of its assets to equities and the balance to fixed-income securities. Both sectors generated positive returns, led by equities, which earned 7.5%. Dividend-paying stocks, which make up the bulk of our equity holdings, performed particularly well as investors grew nervous about the economy midway through the reporting period and welcomed the additional income they could generate. A small allocation to real estate investment trusts (REITs) also performed well.

Top performers in the fixed-income portion of the Portfolio included investment-grade corporate bonds, which generated a total return of 5.5%, and high-yield corporate bonds, which earned 4.74%. Conversely, the Portfolio’s nonagency mortgage-backed securities and commercial mortgage-backed securities tempered returns. Those securities performed well last year, but lagged in the first half of this year, generating a total return of 0.75%. Their performance was negatively impacted by selling pressure from the Federal Reserve Bank of New York, which was selling some of the billions of dollars of mortgage-backed securities it acquired as part of its 2008 bailout of insurance company American International Group, Inc. (AIG).

Our portfolio of preferred stocks and convertible bonds collectively generated a total return of 2.15%.

What is your outlook?

With the economy growing slowly, we continue to anticipate high-single-digit returns for the U.S. equity market this year. We remain particularly optimistic about prospects for large-cap, dividend-paying stocks, which appear to be attractively valued relative to small- and mid-cap shares, which rose faster in 2009 and 2010.

In the fixed-income sector, we are considering a modest reduction in our allocation to investment-grade corporate bonds, which rallied early in the reporting period but sold off during the second quarter. By contrast, we plan to maintain our relatively large allocation to nonagency mortgage- backed securities, which tend to generate a meaningful stream of income for the Portfolio. Prospects for that sector of the market seemed to brighten in late June when the Federal Reserve halted, at least for the moment, its sale of securities acquired from AIG. A recent agreement by Bank of America to pay $8.5 billion to investors who lost money on poor-quality mortgage securities also is being viewed positively for that sector.

Portfolio Facts

As of June 30, 2011

Net Assets	$118,284,234
NAV	$6.66
NAV - High†	4/29/2011 - $7.15
NAV - Low†	6/24/2011 - $6.56
Number of Holdings: 266

†	For the six months ended June 30, 2011

Average Annual Total Returns1,2

As of June 30, 2011

1-Year	5-Year	10-Year
17.93%	6.34%	7.14%

*	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.)

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Partner Socially Responsible Bond Portfolio earned a return of 2.15%, compared with the median return of its peer group, the Lipper Corporate Debt BBB-Rated Funds category, of 3.04%. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, earned a return of 3.41%.

What factors affected the Portfolio’s performance?

The Portfolio’s short relative duration accounted for most of its relative underperformance during the six-month period ended June 30, 2011, as interest rates generally fell. The Portfolio was positioned to benefit from a flattening in the yield curve during the second quarter, which also held back its relative performance as the yield curve did not flatten significantly. As of June 30, the difference in yield between two- and 30-year Treasuries was 392 basis points, which was significantly higher than the 20-year average of about 121 basis points.

What is your outlook?

Our outlook for the second half of the year is for essentially more of the same: Uneven, modest economic growth will likely produce volatility within a trading range for Treasuries. The corporate bond market will also likely feature some volatility later in the year as investors sort out the implications of the end of the Federal Reserve’s expansionary quantitative easing (QE2) program. We plan to continue to look for opportunities to actively trade Treasuries and Treasury futures to try to take advantage of this volatility and to selectively buy corporate bonds that appear to be undervalued.

Portfolio Facts

As of June 30, 2011

Net Assets	$8,060,323
NAV	$10.38
NAV - High†	6/1/2011 - $10.50
NAV - Low†	2/8/2011 - $10.20
Number of Holdings: 97

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	From Inception 4/30/2008
3.22%	7.52%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Income Portfolio returned 3.54%, compared with a median return of its peer group, the Lipper Corporate Debt BBB-Rated Funds category, of 3.04%. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 2.72%.

What factors affected the Portfolio’s performance?

Higher-risk bond sectors performed well at the start of the year when economic indicators were largely positive, but backpedaled during the second quarter as it became clear that economic growth was slowing and unemployment remained high. Nonetheless, corporate bonds, which account for about 80% of the Portfolio’s holdings, generated reasonably strong returns for the full six-month period. Security selection worked in the Portfolio’s favor during the first half of the year, particularly among investment-grade bonds, where our holdings in the finance, telecom and utility industries performed well. The Portfolio’s small allocation to Treasury Inflation Protected Securities, or TIPS, also generated returns that beat our benchmark.

Gains were tempered by the performance of the Portfolio’s securitized assets, which generated positive returns but underperformed corporates, and by negative returns on nonagency mortgages. That sector of the market was hurt by renewed signs of weakness in housing prices and by selling pressure from the Federal Reserve Bank of New York, which disposed of some of the mortgage-backed securities it had acquired from insurance company American International Group, Inc. (AIG) during the 2007–2009 credit crisis.

We believe the Portfolio’s returns also were negatively impacted relative to its peer group, though modestly, by virtue of its slightly lower duration of 5.0 years compared to 5.25 years.

What is your outlook?

While the economy may accelerate in the second half of the year, we anticipate that it will do so modestly. Given a slow-growing economy and persistently high unemployment, we expect the Federal Reserve to maintain its accommodative monetary policy and keep interest rates low through the remainder of this year and into 2012.

We intend to keep the Portfolio moderately overweighted toward spread products, such as corporate bonds, including some higher-quality, high-yield debt. While there is credit risk inherent in that strategy, we note that profits at large U.S. corporations are currently growing faster than the U.S. economy as a whole, and strong corporate profits tend to minimize high-yield default rates, which are already trending lower.

We also plan to gradually reduce the Portfolio’s allocation to nonagency securitized debt, which has been a good performer for the past two years but is not a core holding among our peer group and tends to be more volatile than corporate debt.

Portfolio Facts

As of June 30, 2011

Net Assets	$1,422,614,662
NAV	$10.07
NAV - High†	6/1/2011 - $10.23
NAV - Low†	1/5/2011 - $9.92
Number of Holdings: 510

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
9.00%	6.58%	5.72%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk. While the Portfolio attempts to closely track the Barclays Capital U.S. Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Bond Index Portfolio earned a total return of 3.23%, compared with a 2.72% return for the Portfolio’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

In seeking to track the performance of its market benchmark, the Portfolio invests in a broad cross-section of the fixed-income market. During the reporting period, some of the strongest performers in the Portfolio were Treasury securities with maturities ranging from five years to 10 years and sovereign-issued debt.

Virtually all of the Portfolio’s outperformance, however, was attributable to its securitized holdings, which included asset-backed securities, commercial mortgage-backed securities, conventional residential mortgage-backed securities and floating-rate mortgage-backed securities. These securities traditionally boast high credit ratings but suffered liquidity, ratings and pricing pressure during the volatile financial crises of 2008. Because we believed they were being unfairly penalized at that time, we elected to keep them in our portfolio rather than sell them at distressed levels. Their prices have since recovered to nearly pre-2008 levels.

What is your outlook?

The economy continues to grow at a modest pace. We anticipate that economic growth will remain lackluster through the remainder of the year, as will employment gains. With unemployment still high and the economy growing slowly, we expect the Federal Reserve to maintain an accommodative interest-rate stance well into 2012, especially since inflationary pressures, though higher than they were a year ago, remain muted. Accordingly, interest rates are likely to remain near their current levels through the end of the year.

We would not be surprised if the Fed considers a third round of quantitative easing or some other creative approach to ease monetary policy in the fourth quarter of 2011 in a bid to stimulate the economy and job growth.

On the international front, worries over the debt problems of several European nations, notably Greece, Portugal, Spain and Ireland, will likely ebb and flow as definitive solutions to their problems remain elusive. However, we anticipate that those countries will be able to avoid defaulting on their debt, which would be a plus for the credit markets.

As always, we intend to maintain a well-diversified mix of debt securities in the Portfolio as part of our effort to track the performance of our benchmark index.

Portfolio Facts

As of June 30, 2011

Net Assets	$153,633,330
NAV	$10.83
NAV - High†	6/8/2011 - $11.01
NAV - Low†	2/8/2011 - $10.59
Number of Holdings: 257

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
5.27%	6.11%	5.38%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA, CPA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Limited Maturity Bond Portfolio returned 1.46%, compared with a median return for its Lipper Short-Intermediate Investment Grade Debt peer group of 1.30%. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 1.05%.

What factors affected the Portfolio’s performance?

Most non-Treasury sectors of the bond market performed well during the first two months of the year, only to give back a portion of their gains over the ensuing four months as rising food and energy prices raised inflation expectations. Treasury bonds and notes did just the opposite, starting the year slowly but then climbing in value as a number of economic reports suggested that U.S. economic growth was slowing.

Treasury Inflation Protected Securities, or TIPS, were strong performers for the Portfolio in the first half of the year, posting a total return of 6.9%. The Portfolio was overweighted in these securities.

Corporate bonds also performed well. Our returns in this sector benefited from our decision to own bonds with slightly longer maturities—up to five years—than is typical in our Lipper peer group. Our corporate bond portfolio generated a total return of 2.7% in the first half, versus our estimate of 2.4% for corporates in the Lipper peer group.

What is your outlook?

U.S. economic growth slowed to a 1.9% annual rate in the first quarter, down from 3.1% in the fourth quarter of 2010. We believe the economic slowdown is temporary, although we do not anticipate more than a modest acceleration of the economy during the second half of this year. Interest rates are likely to move slightly higher during the second half of the year but remain within the range established over the past 12 months.

Given our rate outlook, we plan to increase the Portfolio’s holdings of floating-rate securities. At mid-year, floating-rate securities pegged to the three-month London Interbank Offered Rate (LIBOR) were yielding about 25 basis points, only slightly below the 43-basis-point yield on two-year Treasuries. It seems that yields on floating-rate securities may have little room to fall but ample room to increase.

As we did in the first half of the year, we intend to reduce the overall risk profile of the Portfolio by continuing to gradually and opportunistically reduce our position in corporate bonds and securitized assets when market conditions are favorable.

Portfolio Facts

As of June 30, 2011

Net Assets	$1,451,949,435
NAV	$9.82
NAV - High†	6/1/2011 - $9.87
NAV - Low†	1/5/2011 - $9.79
Number of Holdings: 333

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 11/30/2001
3.82%	4.10%	3.68%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, CPA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry — and therefore, the performance of the Portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Mortgage Securities Portfolio earned a total return of 3.00%, compared with the median return of its peer group, the Lipper U.S. Mortgage Funds category, of 2.43%. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, posted a return of 2.87%.

What factors affected the Portfolio’s performance?

Like most non-Treasury sectors of the bond market, mortgage securities performed well during the first two months of the year amid indications that the economy was continuing to grow at a respectable—if not robust—annual rate of about 3%. Mortgage securities subsequently relinquished much of their price gains amid a slew of negative developments: news that the economy actually grew only 1.9% during the first quarter; a devastating earthquake and tsunami in Japan that threatened to slow the global economy; rising food and energy prices that sparked inflation fears; and fresh signs of weakness in the housing market. Newly nervous investors invested in Treasury securities and sold mortgage securities and other spread products.

A modest overweighting toward nonagency mortgage securities moderated the degree to which the Portfolio outperformed its benchmark and peer group as those securities produced a first-half return of just 0.13%. While the Portfolio allocated about 30% of its assets to those securities, its benchmark makes no allocation to them, and the Lipper peer group, we estimate, allocates only about 20% to 25% of its holdings to nonagency mortgage securities.

A primary cause for the weakness in nonagency securities was the Federal Reserve’s decision to begin selling billions of dollars of mortgage-backed securities it had acquired in its 2008 bailout of insurance company American International Group, Inc. (AIG). In late June, the Fed called a temporary halt to this selling program in the wake of lackluster demand from investors.

What is your outlook?

We believe the recent slowdown in economic growth will prove temporary. Food and energy prices started to decline in June, and if that continues it will leave more money in consumer pocketbooks and help drive spending in other sectors.

Still, the economy is unlikely to grow more than 3%, and we anticipate that this slow-growth environment will discourage the Fed from pushing up interest rates until at least the first half of next year. Assuming yields on 10-year Treasuries remain in the 3% to 4% range, a continuation of lower interest rates should create a positive environment for mortgage-backed securities, which often become attractive to investors when Treasuries trade in a well-defined range.

We intend to gradually pare back our allocation to nonagency mortgage-backed securities but maintain an overweighted position. We believe they offer attractive additional yield versus agency securities and should benefit if economic fundamentals improve.

Portfolio Facts

As of June 30, 2011

Net Assets	$33,631,102
NAV	$10.42
NAV - High†	6/7/2011 - $10.54
NAV - Low†	2/10/2011 - $10.26
Number of Holdings: 59

†	For the six months ended June 30, 2011

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	From Inception 4/30/2003
6.32%	6.43%	4.87%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the six-month period ended June 30, 2011?

Thrivent Money Market Portfolio produced a 0.00% return during the period, which was in-line with the median net return of 0.00% reported by its Lipper Money Market peer group.

What factors affected the Portfolio’s performance?

Money market funds continued to generate negligible returns as the Federal Reserve kept the target interest rate for federal funds in a range of 0% to 0.25%. The Portfolio’s investment adviser continued to waive fees on the Portfolio so that investors would not experience a negative return.

Given the ongoing volatility in the credit markets, we continue to structure the Portfolio conservatively to help maintain credit quality and liquidity. Still, by the end of the reporting period, U.S. government-supported securities accounted for approximately 20% of the Portfolio’s underlying assets, down from the year-end 2010 level.

Historically, the Portfolio has had little or no allocation to government-supported securities. We acquired a significant portion of our current holdings in 2009 and 2010 when their prices were low. Their prices have since recovered, and we plan to continue reducing our exposure to them as they mature.

What is your outlook?

With the U.S. economy continuing to grow slowly, it is unlikely that the Fed will raise interest rates any time soon. Low inflation expectations, combined with the significant debt burdens of Europe and the United States, also are making it easier for the Fed to maintain a low interest-rate environment. All this will likely continue to exert pressure on money market returns. We do not expect a material uptick in yields until the Fed moves to raise short-term interest rates.

On a more positive note, money market credit quality should remain sound in this environment as the industry prepares for the possibility of additional regulation and works to minimize market instability.

We believe recent speculation about the degree to which the Greek debt crisis could hurt U.S. money funds is overblown. Nonetheless, we have limited our exposure to European banks—which in turn have limited exposure to Greek debt—to about 10% of our holdings.

By contrast, Fitch Ratings calculates that the 10 largest U.S. money market funds had about 50% of their assets exposed to European banks during the second quarter of this year.

On the regulatory front, we continue to maintain a dialogue with both the Federal Reserve and the SEC about possible reforms to the money market industry including a change that would require money funds to have a floating net asset value. While we favor this idea, congressional support appears to be waning.

Portfolio Facts

As of June 30, 2011

Net Assets	$156,868,159
NAV	$1.00
Number of Holdings: 87

Average Annual Total Returns1

As of June 30, 2011

1-Year	5-Year	10-Year
0.00%	2.20%	2.09%

Money Market Portfolio Yields *

As of June 30, 2011

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.26%

7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.26%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not waiving or reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period 1/1/2011 - 6/30/2011*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,054	$1.98	0.39%
Hypothetical**	$1,000	$1,023	$1.95	0.39%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,046	$1.56	0.31%
Hypothetical**	$1,000	$1,023	$1.54	0.31%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,040	$1.40	0.28%
Hypothetical**	$1,000	$1,023	$1.39	0.28%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,032	$1.52	0.30%
Hypothetical**	$1,000	$1,023	$1.51	0.30%
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,001	$5.51	1.11%
Hypothetical**	$1,000	$1,019	$5.56	1.11%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,055	$6.84	1.34%
Hypothetical**	$1,000	$1,018	$6.72	1.34%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$1,092	$5.82	1.12%
Hypothetical**	$1,000	$1,019	$5.61	1.12%

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period 1/1/2011 - 6/30/2011*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$1,017	$7.34	1.47%
Hypothetical**	$1,000	$1,018	$7.34	1.47%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,108	$4.52	0.86%
Hypothetical**	$1,000	$1,021	$4.33	0.86%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$1,076	$4.65	0.90%
Hypothetical**	$1,000	$1,020	$4.53	0.90%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,106	$5.20	1.00%
Hypothetical**	$1,000	$1,020	$4.99	1.00%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,040	$4.43	0.88%
Hypothetical**	$1,000	$1,020	$4.39	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,066	$3.86	0.75%
Hypothetical**	$1,000	$1,021	$3.78	0.75%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,073	$2.31	0.45%
Hypothetical**	$1,000	$1,023	$2.25	0.45%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,060	$3.59	0.70%
Hypothetical**	$1,000	$1,021	$3.52	0.70%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,056	$2.34	0.46%
Hypothetical**	$1,000	$1,023	$2.30	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,061	$4.27	0.84%
Hypothetical**	$1,000	$1,021	$4.19	0.84%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,057	$3.68	0.72%
Hypothetical**	$1,000	$1,021	$3.61	0.72%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,083	$2.70	0.52%
Hypothetical**	$1,000	$1,022	$2.62	0.52%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,043	$5.01	0.99%
Hypothetical**	$1,000	$1,020	$4.95	0.99%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,050	$4.12	0.81%
Hypothetical**	$1,000	$1,021	$4.06	0.81%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$1,087	$5.08	0.98%
Hypothetical**	$1,000	$1,020	$4.92	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$1,077	$5.16	1.00%
Hypothetical**	$1,000	$1,020	$5.02	1.00%

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period 1/1/2011 - 6/30/2011*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$1,048	$4.99	0.98%
Hypothetical**	$1,000	$1,020	$4.92	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,035	$5.11	1.01%
Hypothetical**	$1,000	$1,020	$5.07	1.01%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,037	$3.26	0.65%
Hypothetical**	$1,000	$1,022	$3.23	0.65%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,036	$2.25	0.45%
Hypothetical**	$1,000	$1,023	$2.24	0.45%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,049	$4.82	0.95%
Hypothetical**	$1,000	$1,020	$4.75	0.95%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,042	$3.26	0.64%
Hypothetical**	$1,000	$1,022	$3.23	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,039	$3.46	0.69%
Hypothetical**	$1,000	$1,021	$3.44	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,058	$2.11	0.41%
Hypothetical**	$1,000	$1,023	$2.07	0.41%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$1,061	$4.23	0.83%
Hypothetical**	$1,000	$1,021	$4.15	0.83%
Thrivent Balanced Portfolio
Actual	$1,000	$1,050	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.20	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,046	$2.26	0.45%
Hypothetical**	$1,000	$1,023	$2.24	0.45%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,040	$2.77	0.55%
Hypothetical**	$1,000	$1,022	$2.75	0.55%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,022	$3.42	0.68%
Hypothetical**	$1,000	$1,021	$3.42	0.68%
Thrivent Income Portfolio
Actual	$1,000	$1,035	$2.20	0.44%
Hypothetical**	$1,000	$1,023	$2.18	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,032	$2.36	0.47%
Hypothetical**	$1,000	$1,022	$2.35	0.47%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,015	$2.16	0.43%
Hypothetical**	$1,000	$1,023	$2.17	0.43%

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period 1/1/2011 - 6/30/2011*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,030	$4.53	0.90%
Hypothetical**	$1,000	$1,020	$4.51	0.90%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.44	0.29%
Hypothetical**	$1,000	$1,023	$1.46	0.29%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Mutual Funds (64.0%)	Value
Equity Mutual Funds (63.0%)
810,218	Thrivent Real Estate Securities Portfolio[a]	$13,006,999
3,498,692	Thrivent Partner Small Cap Growth Portfolio[a]	49,999,812
771,998	Thrivent Partner Small Cap Value Portfolio	15,268,032
1,708,411	Thrivent Small Cap Stock Portfolio[a]	23,052,439
4,612,319	Thrivent Mid Cap Growth Portfolio II	46,871,770
1,561,519	Thrivent Partner Mid Cap Value Portfolio	22,122,502
2,495,827	Thrivent Mid Cap Stock Portfolio	32,321,207
2,965,387	Thrivent Partner Worldwide Allocation Portfolio	27,116,093
6,481,456	Thrivent Partner International Stock Portfolio	72,572,214
3,749,095	Thrivent Large Cap Growth Portfolio II	26,419,122
2,683,031	Thrivent Large Cap Value Portfolio	29,976,963
3,441,288	Thrivent Large Cap Stock Portfolio	30,378,318
530,968	Thrivent Equity Income Plus Portfolio	5,091,398

	Total Equity Mutual Funds	394,196,869

Fixed Income Mutual Funds (1.0%)
1,237,688	Thrivent High Yield Portfolio	5,997,219

	Total Fixed Income Mutual Funds	5,997,219

	Total Mutual Funds (cost $404,315,862)	400,194,088

	Common Stock (27.6%)
Communications Services (0.1%)
3,800	Elisa Oyj	81,781
600	Iliad SA	80,517
1,800	Nippon Telegraph & Telephone Corporation	86,817
6,500	Telekom Austria AG	82,947

	Total Communications Services	332,062

Consumer Discretionary (2.4%)
5,850	Amazon.com, Inc.[a]	1,196,267
4,763	Autoliv, Inc.	373,657
900	Bayerische Motoren Werke AG	89,871
1,300	Beiersdorf AG	84,461
3,800	Bridgestone Corporation	87,554
735	Carlsberg AS	80,029
18,765	Carnival Corporation	706,127
5,010	CBS Corporation	142,735
3,100	Charter Communications, Inc.[a]	168,206
5,000	Daihatsu Motor Company, Ltd.	85,093
16,650	Darden Restaurants, Inc.	828,504
19,657	Discovery Communications, Inc.[a]	805,151
3,501	Dollar Tree, Inc.[a]	233,237
10,200	Echo Entertainment Group, Ltd.[a]	44,961
7,700	Fiat SPA	84,606
44,165	Foot Locker, Inc.	1,049,360
99,450	Ford Motor Company[a]	1,371,416
4,800	Greek Organization of Football Prognostics SA	74,965
900	Industria de Diseno Textil SA (Inditex)	82,000
18,400	Kingfisher plc	79,033
1,700	Lawson, Inc.	89,184
12,020	Lowe’s Companies, Inc.	280,186
12,886	Macy’s, Inc.	376,787
16,200	Mediaset SPA	76,154
8,940	Omnicom Group, Inc.	430,550
2,782	Panera Bread Company[a]	349,586
2,000	Peugeot SA	89,720
15,800	Phillips-Van Heusen Corporation	1,034,426
93,068	Pier 1 Imports, Inc.[a]	1,076,797
1,500	Publicis Groupe SA	83,734
32,800	Sands China, Ltd.[a]	88,906
20,345	Signet Jewelers, Ltd.[a]	952,349
1,100	Sodexo	86,165
3,300	Sony Corporation	87,071
14,180	Staples, Inc.	224,044
6,300	Sumitomo Rubber Industries, Ltd.	76,237
3,900	Suzuki Motor Corporation	87,912
1,000	Swatch Group AG	89,905
23,300	Tabcorp Holdings, Ltd.	82,420
6,960	Time Warner Cable, Inc.	543,158
6,160	Viacom, Inc.	314,160
3,000	Vivendi SA	83,617
8,103	Walt Disney Company	316,341
3,200	Whitbread plc	82,964
7,600	Williams-Sonoma, Inc.	277,324

	Total Consumer Discretionary	14,946,930

Consumer Staples (2.0%)
11,200	Altria Group, Inc.	295,792
1,400	Anheuser-Busch InBev NV	81,250
20,180	Anheuser-Busch InBev NV ADR	1,170,642
6,600	Autogrill SPA	86,669
20,000	BJ’s Wholesale Club, Inc.[a]	1,007,000
900	Casino Guichard Perrachon SA	84,823
24,883	Corn Products International, Inc.	1,375,532
1,000	Delhaize Group SA	75,034
3,750	Diageo plc ADR	307,013
13,821	Diamond Foods, Inc.	1,055,095
8,646	Flowers Foods, Inc.	190,558
18,766	Herbalife, Ltd.	1,081,672
15,100	J Sainsbury plc	79,983
4,300	Jeronimo Martins SGPS SA	82,582
5,900	Koninklijke (Royal) Ahold NV	79,325
18,310	Kraft Foods, Inc.	645,061
700	L’Oreal SA	90,840
13,400	Marks and Spencer Group plc	77,675
3,200	McDonald’s Holdings Company Japan, Ltd.	81,363
1,300	Nestle SA	80,892
47,616	Philip Morris International, Inc.	3,179,320
12,200	Tesco plc	78,819
5,383	TreeHouse Foods, Inc.[a]	293,966
18,237	Walgreen Company	774,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (27.6%)	Value
Consumer Staples (2.0%) - continued
17,000	William Morrison Supermarkets plc	$81,306
7,000	Yamazaki Baking Company, Ltd.	93,724

	Total Consumer Staples	12,530,279

Energy (3.2%)
3,991	Alpha Natural Resources, Inc.[a]	181,351
14,090	Apache Corporation	1,738,565
41,024	Arch Coal, Inc.	1,093,700
20,393	Baker Hughes, Inc.	1,479,716
4,416	BP plc ADR	195,585
9,960	Chevron Corporation	1,024,286
10,830	ConocoPhillips	814,308
3,600	Eni SPA	85,314
26,227	ENSCO International plc ADR	1,397,899
25,600	Exxon Mobil Corporation	2,083,328
14,400	Helix Energy Solutions Group, Inc.[a]	238,464
45,100	James River Coal Company[a]	938,982
5,464	National Oilwell Varco, Inc.	427,339
2,700	Occidental Petroleum Corporation	280,908
11,999	Oil States International, Inc.[a]	958,840
2,100	OMV AG	91,739
41,823	Patriot Coal Corporation[a]	930,980
21,354	Peabody Energy Corporation	1,257,964
64,450	Petroleum Geo-Services ASA[a]	920,709
2,500	Repsol YPF SA	86,712
7,402	Schlumberger, Ltd.	639,533
5,600	Southwestern Energy Company[a]	240,128
25,762	Swift Energy Company[a]	960,150
1,500	Total SA	86,718
81,600	Weatherford International, Ltd.[a]	1,530,000
4,100	Whiting Petroleum Corporation[a]	233,331

	Total Energy	19,916,549

Financials (3.3%)
8,510	ACE, Ltd.	560,128
8,858	Affiliated Managers Group, Inc.[a]	898,644
45,596	Aflac, Inc.	2,128,421
600	Allianz AG	83,666
5,520	Aon Corporation	283,176
3,700	Atlantia SPA	78,787
12,000	Aviva plc	84,464
29,840	Bank of America Corporation	327,046
4,850	BlackRock, Inc.	930,279
6,060	Capital One Financial Corporation	313,120
5,709	Citigroup, Inc.	237,723
14,224	Duke Realty Corporation	199,278
4,900	Endurance Specialty Holdings, Ltd.	202,517
12,390	Equity One, Inc.	230,950
2,510	Goldman Sachs Group, Inc.	334,056
1,600	Hannover Rueckversicherung AG	83,207
12,627	HCC Insurance Holdings, Inc.	397,751
16,448	Host Hotels & Resorts, Inc.	278,794
1,418	IntercontinentalExchange, Inc.[a]	176,839
66,563	J.P. Morgan Chase & Company	2,725,089
21,690	KKR & Company, LP	353,981
33,099	LaSalle Hotel Properties	871,828
4,731	Lazard, Ltd.	175,520
4,300	M&T Bank Corporation	378,185
6,360	MetLife, Inc.	279,013
5,100	Mitsui & Company, Ltd.	88,180
7,300	NASDAQ OMX Group, Inc.[a]	184,690
7,800	Northern Trust Corporation	358,488
69,786	Ocwen Financial Corporation[a]	890,469
390,018	Popular, Inc.[a]	1,076,450
13,810	Principal Financial Group, Inc.	420,100
17,000	Resolution, Ltd.	80,135
7,620	State Street Corporation	343,586
18,685	SVB Financial Group[a]	1,115,681
33,610	Texas Capital Bancshares, Inc.[a]	868,146
22,770	Unum Group	580,180
3,340	Vanguard REIT ETF	200,734
11,986	W.R. Berkley Corporation	388,826
18,750	Wells Fargo & Company	526,125
48,615	Zions Bancorporation	1,167,246

	Total Financials	20,901,498

Health Care (3.7%)
5,200	Alexion Pharmaceuticals, Inc.[a]	244,556
17,934	Align Technology, Inc.[a]	408,895
1,700	AstraZeneca plc	84,964
5,420	Baxter International, Inc.	323,520
5,358	C.R. Bard, Inc.	588,630
4,649	Celgene Corporation[a]	280,428
19,717	Covance, Inc.[a]	1,170,598
7,247	Coventry Health Care, Inc.[a]	264,298
9,410	Covidien plc	500,894
9,200	Dainippon Sumitomo Pharma Company, Ltd.	87,428
800	Fresenius SE & Company KGaA	83,503
8,976	Gen-Probe, Inc.[a]	620,690
8,820	HCA Holdings, Inc.[a]	291,060
38,494	Health Net, Inc.[a]	1,236,427
4,240	Johnson & Johnson	282,045
42,850	McKesson Corporation	3,584,403
60,568	Mylan, Inc.[a]	1,494,213
142,224	Pfizer, Inc.	2,929,814
33,462	PSS World Medical, Inc.[a]	937,271
3,500	Quest Diagnostics, Inc.	206,850
4,400	Ramsay Health Care, Ltd.	85,956
23,973	Thermo Fisher Scientific, Inc.[a]	1,543,621
7,100	Thoratec Corporation[a]	233,022
15,840	United Therapeutics Corporation[a]	872,784
52,143	UnitedHealth Group, Inc.	2,689,536
18,107	Universal Health Services, Inc.	933,054
2,633	Varian Medical Systems, Inc.[a]	184,363
3,674	Vertex Pharmaceuticals, Inc.[a]	191,011
2,200	Waters Corporation[a]	210,628
7,930	Zimmer Holdings, Inc.[a]	501,176

	Total Health Care	23,065,638

Industrials (3.1%)
8	A P Moller - Maersk AS	69,064
18,490	Boeing Company	1,366,966
10,890	Caterpillar, Inc.	1,159,349
4,792	Chicago Bridge and Iron Company	186,409
8,655	CSX Corporation	226,934
41,744	Deluxe Corporation	1,031,494
4,000	Deutsche Lufthansa AG	87,122
4,500	Deutsche Post AG-REG	86,509
1,300	Eiffage SA	85,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (27.6%)	Value
Industrials (3.1%) - continued
33,724	EMCOR Group, Inc.[a]	$988,450
24,600	Emerson Electric Company	1,383,750
2,700	European Aeronautic Defence and Space Company	90,360
3,762	Expeditors International of Washington, Inc.	192,577
32,535	FTI Consulting, Inc.[a]	1,234,378
23,200	GATX Corporation	861,184
30,000	General Dynamics Corporation	2,235,600
40,810	General Electric Company	769,677
7,490	Harsco Corporation	244,174
6,195	Honeywell International, Inc.	369,160
30,000	Kajima Corporation	86,067
83,193	Manitowoc Company, Inc.	1,400,970
3,400	Manpower, Inc.	182,410
11,425	Oshkosh Corporation[a]	330,640
5,138	Parker Hannifin Corporation	461,084
6,200	Republic Services, Inc.	191,270
19,400	SembCorp Marine, Ltd.	83,954
35,835	Shaw Group, Inc.[a]	1,082,575
6,865	SPX Corporation	567,461
17,893	Teledyne Technologies, Inc.[a]	901,092
11,620	Textron, Inc.	274,348
5,200	Tyco International, Ltd.	257,036
5,708	United Technologies Corporation	505,215
1,300	Vinci SA	83,429
6,840	WESCO International, Inc.[a]	369,976

	Total Industrials	19,446,615

Information Technology (7.3%)
36,035	Accenture plc	2,177,235
15,308	Akamai Technologies, Inc.[a]	481,743
4,100	Alliance Data Systems Corporation[a]	385,687
11,388	Apple, Inc.[a]	3,822,610
1,400	Atos Origin SA	79,081
23,700	Broadcom Corporation[a]	797,268
168,031	Brocade Communications[a]	1,085,480
131,400	Cisco Systems, Inc.	2,051,154
8,809	Cognizant Technology Solutions Corporation[a]	646,052
20,721	CommVault Systems, Inc.[a]	921,048
20,670	Corning, Inc.	375,161
7,174	eBay, Inc.[a]	231,505
49,200	EMC Corporation[a]	1,355,460
8,821	F5 Networks, Inc.[a]	972,515
4,485	Google, Inc.[a]	2,271,114
58,500	Hewlett-Packard Company	2,129,400
7,400	Infineon Technologies AG	83,147
15,252	Informatica Corporation[a]	891,174
16,533	International Business Machines Corporation	2,836,236
7,110	Juniper Networks, Inc.[a]	223,965
4,100	Lam Research Corporation[a]	181,548
102,984	Microsoft Corporation	2,677,584
80,509	Monster Worldwide, Inc.[a]	1,180,262
22,745	Netlogic Microsystems, Inc.[a]	919,353
12,600	Nokia Oyj	81,277
28,235	NXP Semiconductors NVa	754,722
125,810	Oracle Corporation	4,140,407
28,966	Plantronics, Inc.	1,058,128
31,901	Plexus Corporation[a]	1,110,474
26,500	QUALCOMM, Inc.	1,504,935
39,295	Quest Software, Inc.[a]	893,175
4,692	Salesforce.com, Inc.[a]	699,014
2,200	Softbank Corporation	83,319
33,300	SuccessFactors, Inc.[a]	979,020
11,976	TE Connectivity, Ltd.	440,238
88,456	Teradyne, Inc.[a]	1,309,149
48,488	TIBCO Software, Inc.[a]	1,407,122
17,000	Toshiba Corporation	89,630
16,100	ValueClick, Inc.[a]	267,260
6,900	VeriFone Systems, Inc.[a]	306,015
12,850	VMware, Inc.[a]	1,287,956
18,426	Xilinx, Inc.	671,996

	Total Information Technology	45,859,619

Materials (1.2%)
4,088	Albemarle Corporation	282,890
800	Arkema	82,279
16,800	Balfour Beatty plc	83,288
900	BASF SE	88,217
4,400	Boliden AB	81,262
5,795	CF Industries Holdings, Inc.	820,978
8,080	Dow Chemical Company	290,880
15,269	E.I. du Pont de Nemours and Company	825,289
67,750	Freeport-McMoRan Copper & Gold, Inc.	3,583,975
1,400	Henkel AG & Company KGaA	80,242
8,300	ITOCHU Corporation	86,327
500	Linde AG	87,721
1,000	Rio Tinto, Ltd.	89,505
3,644	Sigma-Aldrich Corporation	267,397
6,066	Silgan Holdings, Inc.	248,524
3,311	Statoil ASA	83,820
17,170	Steel Dynamics, Inc.	279,013
8,000	Stora Enso Oyj	84,008
7,300	Temple-Inland, Inc.	217,102

	Total Materials	7,662,717

Telecommunications Services (0.6%)
13,360	AT&T, Inc.	419,638
2,400	Belgacom SA	85,516
25,900	BT Group plc	83,972
5,700	Deutsche Telekom AG	88,941
3,700	France Telecom SA	78,673
11	KDDI Corporation	79,144
5,700	Koninklijke (Royal) KPN NV	82,905
1,100	Mobistar SA	83,441
37,650	NII Holdings, Inc.[a]	1,595,607
7,600	Portugal Telecom SGPS SA	74,712
200	Swisscom AG	91,682
3,500	Telefonica SA	85,481
17,688	Verizon Communications, Inc.	658,524
31,200	Vodafone Group plc	82,724

	Total Telecommunications Services	3,590,960

Utilities (0.7%)
	7,400 American Electric Power Company, Inc.	278,832

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (27.6%)	Value
Utilities (0.7%) - continued
16,200	Centrica plc	$84,112
11,500	CMS Energy Corporation	226,435
12,400	Enel SPA	81,021
10,520	Exelon Corporation	450,677
4,400	Gas Natural SDG SA	92,156
8,700	National Grid plc	85,640
21,280	NiSource, Inc.	430,920
15,588	NV Energy, Inc.	239,276
45,349	PNM Resources, Inc.	759,142
3,700	Scottish & Southern Energy plc	82,748
20,000	SembCorp Industries, Ltd.	81,444
22,878	Southwest Gas Corporation	883,320
11,155	UGI Corporation	355,733

	Total Utilities	4,131,456

	Total Common Stock (cost $156,374,848)	172,384,323

Principal Amount	Long-Term Fixed Income (5.5%)
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
1,000,000	5.461%, 10/25/2036	770,742
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	360,247

	Total Asset-Backed Securities	1,130,989

Basic Materials (0.1%)
	ArcelorMittal
100,000	7.000%, 10/15/2039	101,109
	Arch Coal, Inc.
140,000	7.000%, 6/15/2019[b]	139,650
	Dow Chemical Company
100,000	4.250%, 11/15/2020	97,595
	FMG Resources Property, Ltd.
130,000	7.000%, 11/1/2015[b]	132,600
	Georgia-Pacific, LLC
130,000	8.000%, 1/15/2024	154,381
	Novelis, Inc.
140,000	8.375%, 12/15/2017	149,450

	Total Basic Materials	774,785

Capital Goods (<0.1%)
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017[b]	132,000
	Danaher Corporation
40,000	0.497%, 6/21/2013[c]	40,055

	Total Capital Goods	172,055

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
168,296	5.401%, 9/20/2046	59,963
	WaMu Mortgage Pass Through Certificates
132,230	5.836%, 9/25/2036	110,287
205,858	5.936%, 10/25/2036	191,549

	Total Collateralized Mortgage Obligations	361,799

Commercial Mortgage-Backed Securities(0.1%)
	Credit Suisse Mortgage Capital Certificates
$250,000	5.509%, 9/15/2039	235,351
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
197,593	3.342%, 12/25/2019	202,783
	Government National Mortgage Association
200,627	2.164%, 3/16/2033	203,732
182,252	3.214%, 1/16/2040	189,227

	Total Commercial Mortgage- Backed Securities	831,093

Communications Services (0.2%)
	CBS Corporation
50,000	7.875%, 7/30/2030	59,672
50,000	5.900%, 10/15/2040	47,856
	CCO Holdings, LLC
130,000	7.000%, 1/15/2019	133,900
	Clear Channel Worldwide Holdings, Inc.
140,000	9.250%, 12/15/2017	152,600
	Cox Communications, Inc.
100,000	6.950%, 6/1/2038[b]	112,656
	Cricket Communications, Inc.
130,000	7.750%, 10/15/2020	127,400
	Dish DBS Corporation
115,000	6.750%, 6/1/2021[b]	117,875
	EH Holding Corporation
140,000	6.500%, 6/15/2019[b]	142,450
	Intelsat Luxembourg SA
70,000	11.500%, 2/4/2017[b]	75,250
	NII Capital Corporation
90,000	7.625%, 4/1/2021	94,050
	Virgin Media Finance plc
120,000	9.500%, 8/15/2016	135,600
	Wind Acquisition Finance SA
137,000	7.250%, 2/15/2018[b]	142,480

	Total Communications Services	1,341,789

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[b]	196,500
	Goodyear Tire & Rubber Company
90,000	8.250%, 8/15/2020	97,200
	Home Depot, Inc.
100,000	5.875%, 12/16/2036	102,345
	MGM Resorts International
110,000	11.125%, 11/15/2017	125,675
	Rite Aid Corporation
140,000	7.500%, 3/1/2017	138,950
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	143,975
	Toys R Us Property Company II, LLC
140,000	8.500%, 12/1/2017	146,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (5.5%)	Value
Consumer Cyclical (0.2%) - continued
	West Corporation
$140,000	7.875%, 1/15/2019[b]	$135,800

	Total Consumer Cyclical	1,086,745

Consumer Non-Cyclical (0.2%)
	Altria Group, Inc.
100,000	9.950%, 11/10/2038	140,504
	Anheuser-Busch Companies, Inc.
50,000	6.450%, 9/1/2037	56,701
	Anheuser-Busch InBev Worldwide, Inc.
50,000	8.200%, 1/15/2039	68,770
	Community Health Systems, Inc.
140,000	8.875%, 7/15/2015	144,200
	HCA, Inc.
140,000	7.250%, 9/15/2020	150,325
	JBS USA, LLC/JBS USA Finance, Inc.
120,000	11.625%, 5/1/2014	138,000
	Kraft Foods, Inc.
50,000	5.375%, 2/10/2020	54,660
50,000	7.000%, 8/11/2037	58,247
	Mylan, Inc.
120,000	7.875%, 7/15/2020[b]	131,700
	Reynolds Group Holdings, Ltd.
130,000	6.875%, 2/15/2021[b]	126,750
	UnitedHealth Group, Inc.
50,000	6.875%, 2/15/2038	57,172
50,000	5.700%, 10/15/2040	49,461

	Total Consumer Non-Cyclical	1,176,490

Energy (0.1%)
	Denbury Resources, Inc.
140,000	9.750%, 3/1/2016	156,450
	Linn Energy, LLC
130,000	7.750%, 2/1/2021[b]	135,200
	Pioneer Natural Resources Company
70,000	7.500%, 1/15/2020	78,877
	Plains Exploration & Production Company
130,000	7.625%, 6/1/2018	136,500
	SandRidge Energy, Inc.
140,000	8.000%, 6/1/2018[b]	142,800
	Weatherford International, Ltd.
100,000	6.750%, 9/15/2040	107,097

	Total Energy	756,924

Financials (0.4%)
	Achmea Hypotheekbank NV
205,000	3.200%, 11/3/2014[b]	215,169
	AXA SA
100,000	6.379%, 12/29/2049[b,d]	87,500
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[b]	227,583
	BBVA International Preferred SA Unipersonal
50,000	5.919%, 12/29/2049[d]	41,394
	Canadian Imperial Bank of Commerce
205,000	2.600%, 7/2/2015[b]	210,058
	Cie de Financement Foncier
225,000	2.250%, 3/7/2014[b]	227,449
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[b]	228,060
	General Electric Capital Corporation
100,000	6.750%, 3/15/2032	111,105
	HCP, Inc.
100,000	6.750%, 2/1/2041	105,730
	Health Care REIT, Inc.
40,000	6.500%, 3/15/2041	39,176
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	71,050
	International Bank for Reconstruction & Development
210,000	2.375%, 5/26/2015	216,946
	International Lease Finance Corporation
140,000	5.750%, 5/15/2016	137,860
	MetLife, Inc.
100,000	7.875%, 12/15/2037[b]	104,471
	Prudential Financial, Inc.
100,000	6.200%, 11/15/2040	102,192
	Reinsurance Group of America, Inc.
50,000	6.750%, 12/15/2065	47,768
	Royal Bank of Canada
160,000	3.125%, 4/14/2015[b]	166,329
	Toronto-Dominion Bank
205,000	2.200%, 7/29/2015[b]	207,727
	XL Capital, Ltd.
50,000	6.500%, 12/31/2049[d]	45,875
	XL Group plc
100,000	6.250%, 5/15/2027	101,207

	Total Financials	2,694,649

Foreign Government (0.1%)
	Bank Nederlandse Gemeenten NV
300,000	4.375%, 2/16/2021[b]	311,369
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[b]	234,713
	Kreditanstalt fuer Wiederaufbau
55,000	0.195%, 6/17/2013[c]	54,968

	Total Foreign Government	601,050

Mortgage-Backed Securities (0.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
800,000	6.000%, 7/1/2041[e]	878,625
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
225,000	4.000%, 7/1/2026[e]	234,351
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
800,000	4.500%, 7/1/2041[e,f]	827,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (5.5%)	Value
Mortgage-Backed Securities (0.3%) - continued
$225,000	5.000%, 7/1/2041[e]	$239,063

	Total Mortgage-Backed Securities	2,179,664

Technology (0.1%)
	Freescale Semiconductor, Inc.
130,000	9.250%, 4/15/2018[b]	140,075
	Seagate HDD Cayman
120,000	7.750%, 12/15/2018[b]	126,000

	Total Technology	266,075

Transportation (0.1%)
	Delta Air Lines, Inc.
140,000	9.500%, 9/15/2014[b]	149,275
	Hertz Corporation
140,000	6.750%, 4/15/2019[b]	138,600

	Total Transportation	287,875

U.S. Government and Agencies (3.2%)
	FDIC Structured Sale Guaranteed Notes
85,000	Zero Coupon, 1/7/2012[b]	84,722
85,000	Zero Coupon, 1/7/2014[b]	82,326
	Federal Agricultural Mortgage Corporation
210,000	2.125%, 9/15/2015	213,753
	Federal Home Loan Banks
860,000	5.375%, 5/18/2016	997,516
1,300,000	5.000%, 11/17/2017	1,493,322
	Federal Home Loan Mortgage Corporation
1,300,000	0.750%, 3/28/2013	1,306,674
400,000	2.500%, 1/7/2014	417,591
580,000	4.875%, 6/13/2018	659,217
	Federal National Mortgage Association
715,000	1.250%, 2/27/2014	723,965
255,000	4.375%, 10/15/2015	282,581
210,000	6.250%, 5/15/2029	254,961
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	174,704
	U.S. Treasury Bonds
180,000	4.625%, 2/15/2040	187,678
120,000	4.375%, 5/15/2041	119,813
	U.S. Treasury Bonds, TIPS
57,219	2.125%, 2/15/2040	62,266
	U.S. Treasury Notes
1,975,000	0.750%, 6/15/2014	1,972,685
2,150,000	2.500%, 4/30/2015	2,254,812
465,000	2.000%, 1/31/2016	474,046
625,000	2.625%, 2/29/2016	654,101
1,500,000	3.250%, 3/31/2017	1,597,500
2,715,000	3.625%, 2/15/2021	2,831,023
420,000	7.625%, 2/15/2025	598,237
550,000	4.375%, 5/15/2040	549,659
	U.S. Treasury Notes, TIPS
265,933	3.375%, 1/15/2012	271,689
358,994	2.000%, 1/15/2014	386,760
259,074	1.625%, 1/15/2015	281,015
306,089	0.500%, 4/15/2015	319,241
239,387	2.500%, 7/15/2016	273,949
$325,479	2.625%, 7/15/2017	378,624
256,978	1.125%, 1/15/2021	266,855
65,610	2.375%, 1/15/2025	75,410

	Total U.S. Government and Agencies	20,246,695

Utilities (0.1%)
	AES Corporation
120,000	7.375%, 7/1/2021[b]	121,800
	Dominion Resources, Inc.
50,000	6.300%, 9/30/2066	48,813
	Energy Transfer Partners, LP
28,000	6.625%, 10/15/2036	28,891
50,000	7.500%, 7/1/2038	56,608
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
140,000	6.500%, 8/15/2021	138,950
	Southern Union Company
100,000	7.200%, 11/1/2066	93,000

	Total Utilities	488,062

	Total Long-Term Fixed Income (cost $33,351,137)	34,396,739

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
120	Ally Financial, Inc., 7.000%[b,d]	112,777

	Total Financials	112,777

	Total Preferred Stock (cost $113,813)	112,777

Principal Amount	Short-Term Investments (1.7%)[g]
	Federal Home Loan Mortgage Corporation Discount Notes
600,000	0.075%, 8/29/2011[h]	599,926
	Federal National Mortgage Association Discount Notes
3,700,000	0.075%, 8/31/2011[h]	3,699,530
	Old Line Funding, LLC
3,007,000	0.130%, 8/1/2011	3,006,663
	U.S. Treasury Bills
3,500,000	0.125%, 8/18/2011[h]	3,499,421

	Total Short-Term Investments (at amortized cost)	10,805,540

	Total Investments (cost $604,961,200) 98.8%	$617,893,467

	Other Assets and Liabilities, Net 1.2%	7,264,440

	Total Net Assets 100.0%	$625,157,907

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $5,039,714 or 0.8% of total net assets.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security was earmarked to cover written options.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	At June 30, 2011, $7,398,926 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$52,076,826
Gross unrealized depreciation	(39,349,901)

Net unrealized appreciation (depreciation)	$12,726,925

Cost for federal income tax purposes	$605,166,542

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	394,196,869	394,196,869	—	—
Fixed Income Mutual Funds	5,997,219	5,997,219	—	—
Common Stock
Communications Services	332,062	—	332,062	—
Consumer Discretionary	14,946,930	13,050,368	1,896,562	—
Consumer Staples	12,530,279	11,375,994	1,154,285	—
Energy	19,916,549	18,645,357	1,271,192	—
Financials	20,901,498	20,403,059	498,439	—
Health Care	23,065,638	22,723,787	341,851	—
Industrials	19,446,615	18,774,179	672,436	—
Information Technology	45,859,619	45,443,165	416,454	—
Materials	7,662,717	6,816,048	846,669	—
Telecommunications Services	3,590,960	2,759,250	831,710	—
Utilities	4,131,456	3,624,335	507,121	—

Long-Term Fixed Income
Asset-Backed Securities	1,130,989	—	1,130,989	—
Basic Materials	774,785	—	774,785	—
Capital Goods	172,055	—	172,055	—
Collateralized Mortgage Obligations	361,799	—	361,799	—
Commercial Mortgage-Backed Securities	831,093	—	831,093	—
Communications Services	1,341,789	—	1,341,789	—
Consumer Cyclical	1,086,745	—	1,086,745	—
Consumer Non-Cyclical	1,176,490	—	1,176,490	—
Energy	756,924	—	756,924	—
Financials	2,694,649	—	2,694,649	—
Foreign Government	601,050	—	601,050	—
Mortgage-Backed Securities	2,179,664	—	2,179,664	—
Technology	266,075	—	266,075	—
Transportation	287,875	—	287,875	—
U.S. Government and Agencies	20,246,695	—	20,246,695	—
Utilities	488,062	—	488,062	—

Preferred Stock
Financials	112,777	—	112,777	—
Short-Term Investments	10,805,540	—	10,805,540	—

Total	$617,893,467	$563,809,630	$54,083,837	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,854,267	3,854,267	—	—
Call Options Written	719	—	—	719
Credit Default Swaps	19,764	—	19,764	—

Total Asset Derivatives	$3,874,750	$3,854,267	$19,764	$719

Liability Derivatives
Futures Contracts	5,692,881	5,692,881	—	—
Credit Default Swaps	3,305	—	3,305	—

Total Liability Derivatives	$5,696,186	$5,692,881	$3,305	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Aggressive Allocation Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Option
U.S. Government Agencies	—	—	719	—	—	—	—	719

Total	$—	$—	$719	$—	$—	$—	$—	$719

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $719.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	September 2011	($3,282,845)	($3,290,156)	($7,311)
5-Yr. U.S. Treasury Bond Futures	(45)	September 2011	(5,329,199)	(5,363,789)	(34,590)
10-Yr. U.S. Treasury Bond Futures	(20)	September 2011	(2,435,408)	(2,446,563)	(11,155)
Russell 2000 Index Mini-Futures	(838)	September 2011	(66,007,333)	(69,168,520)	(3,161,187)
S&P 400 Index Mini-Futures	(713)	September 2011	(67,145,812)	(69,624,450)	(2,478,638)
S&P 500 Index Futures	445	September 2011	142,495,108	146,349,375	3,854,267
Total Futures Contracts					($1,838,614)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30 Yr. Pass Through	1	$104.45	July 2011	($94)	$719
Total Call Options Written				($94)	$719

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$750,000	$30,619	($23,477)	$7,142
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	1,250,000	51,750	(39,128)	12,622
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	1,250,000	35,824	(39,129)	(3,305)
Total Credit Default Swaps					($101,734)	$16,459

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$719
Total Interest Rate Contracts		719
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,854,267
Total Equity Contracts		3,854,267
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	19,764
Total Credit Contracts		19,764

Total Asset Derivatives		$3,874,750

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,639,825
Total Equity Contracts		5,639,825
Interest Rate Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	53,056
Futures*
Total Interest Rate Contracts		53,056
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	3,305
Total Credit Contracts		3,305

Total Liability Derivatives		$5,696,186

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,260,488
Total Equity Contracts		1,260,488
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(59,461)
Total Foreign Exchange Contracts		(59,461)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(178,769)
Total Interest Rate Contracts		(178,769)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(48,818)
Total Credit Contracts		(48,818)

Total		$973,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	719
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(53,056)
Total Interest Rate Contracts		(52,337)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,762,714)
Total Equity Contracts		(1,762,714)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	16,459
Total Credit Contracts		16,459

Total		($1,798,592)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$146,025,556	23.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	6,272,917	1.0	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$320,552	0.1	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$2,413,064	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Real Estate Securities	$11,741,196	$—	$—	810,218	$13,006,999	$—
Partner Small Cap Growth	45,198,556	—	—	3,498,692	49,999,812	—
Partner Small Cap Value	14,685,240	31,505	—	771,998	15,268,032	31,505
Small Cap Stock	24,387,985	—	3,000,000	1,708,411	23,052,439	—
Mid Cap Growth II	44,227,632	1,649,320	—	4,612,319	46,871,770	45,644
Partner Mid Cap Value	20,855,810	45,216	—	1,561,519	22,122,502	45,216
Mid Cap Stock	33,298,998	13,942	3,000,000	2,495,827	32,321,207	13,942
Partner Worldwide Allocation	24,071,806	2,013,667	—	2,965,387	27,116,093	13,667
Partner International Stock	76,818,979	25,405	8,000,000	6,481,456	72,572,214	25,405
Large Cap Growth II	25,486,458	516,745	—	3,749,095	26,419,122	36,418
Large Cap Value	28,774,412	6,474	—	2,683,031	29,976,963	6,474
Large Cap Stock	29,249,553	3,457	—	3,441,288	30,378,318	3,457
Equity Income Plus	4,796,661	13,438	—	530,968	5,091,398	13,438
High Yield	6,259,496	605,705	917,737	1,237,688	5,997,219	232,023
Total Value and Income Earned	389,852,782				400,194,088	467,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Mutual Funds (71.3%)	Value
Equity Mutual Funds (57.0%)
5,203,119	Thrivent Real Estate Securities Portfolio[a]	$83,529,319
5,056,075	Thrivent Partner Small Cap Growth Portfolio[a]	72,256,363
3,436,858	Thrivent Partner Small Cap Value Portfolio	67,971,765
4,528,335	Thrivent Small Cap Stock Portfolio[a]	61,103,088
6,981,770	Thrivent Mid Cap Growth Portfolio II	70,950,843
6,158,169	Thrivent Partner Mid Cap Value Portfolio	87,244,630
14,071,209	Thrivent Mid Cap Stock Portfolio	182,223,564
17,687,948	Thrivent Partner Worldwide Allocation Portfolio	161,742,130
19,477,076	Thrivent Partner International Stock Portfolio	218,082,872
22,830,675	Thrivent Large Cap Growth Portfolio II	160,883,204
18,430,656	Thrivent Large Cap Value Portfolio	205,922,036
21,658,100	Thrivent Large Cap Stock Portfolio	191,189,042
2,223,952	Thrivent Equity Income Plus Portfolio	21,325,251

	Total Equity Mutual Funds	1,584,424,107

Fixed Income Mutual Funds (14.3%)
21,648,935	Thrivent High Yield Portfolio	104,899,914
18,841,949	Thrivent Income Portfolio	189,738,422
10,412,997	Thrivent Limited Maturity Bond Portfolio	102,275,417

	Total Fixed Income Mutual Funds	396,913,753

	Total Mutual Funds (cost $1,987,374,241)	1,981,337,860

	Common Stock (15.6%)
Communications Services (<0.1%)
10,000	Elisa Oyj	215,213
1,700	Iliad SA	228,132
4,700	Nippon Telegraph & Telephone Corporation	226,690
17,100	Telekom Austria AG	218,213

	Total Communications Services	888,248

Consumer Discretionary (1.2%)
12,550	Amazon.com, Inc.[a]	2,566,350
13,934	Autoliv, Inc.	1,093,122
2,500	Bayerische Motoren Werke AG	249,641
3,300	Beiersdorf AG	214,401
10,000	Bridgestone Corporation	230,405
1,950	Carlsberg AS	212,322
39,553	Carnival Corporation	1,488,379
11,680	CBS Corporation	332,763
9,200	Charter Communications, Inc.[a]	499,192
14,000	Daihatsu Motor Company, Ltd.	238,261
35,200	Darden Restaurants, Inc.	1,751,552
41,479	Discovery Communications, Inc.[a]	1,698,980
10,455	Dollar Tree, Inc.[a]	696,512
26,900	Echo Entertainment Group, Ltd.[a]	118,575
20,400	Fiat SPA	224,152
88,288	Foot Locker, Inc.	2,097,723
209,950	Ford Motor Company[a]	2,895,210
12,600	Greek Organization of Football Prognostics SA	196,782
2,500	Industria de Diseno Textil SA (Inditex)	227,779
48,400	Kingfisher plc	207,892
4,400	Lawson, Inc.	230,828
28,050	Lowe’s Companies, Inc.	653,846
29,972	Macy’s, Inc.	876,381
42,700	Mediaset SPA	200,726
24,480	Omnicom Group, Inc.	1,178,957
8,818	Panera Bread Company[a]	1,108,070
5,400	Peugeot SA	242,245
33,350	Phillips-Van Heusen Corporation	2,183,425
185,988	Pier 1 Imports, Inc.[a]	2,151,881
4,000	Publicis Groupe SA	223,291
86,800	Sands China, Ltd.[a]	235,275
40,575	Signet Jewelers, Ltd.[a]	1,899,316
2,800	Sodexo	219,329
8,600	Sony Corporation	226,913
33,090	Staples, Inc.	522,822
16,600	Sumitomo Rubber Industries, Ltd.	200,879
10,300	Suzuki Motor Corporation	232,178
2,600	Swatch Group AG	233,752
61,300	Tabcorp Holdings, Ltd.	216,838
16,230	Time Warner Cable, Inc.	1,266,589
14,370	Viacom, Inc.	732,870
8,000	Vivendi SA	222,978
18,895	Walt Disney Company	737,661
8,500	Whitbread plc	220,372
22,500	Williams-Sonoma, Inc.	821,025

	Total Consumer Discretionary	34,278,440

Consumer Staples (1.1%)
26,120	Altria Group, Inc.	689,829
3,700	Anheuser-Busch InBev NV	214,733
42,660	Anheuser-Busch InBev NV ADR	2,474,707
17,400	Autogrill SPA	228,491
40,000	BJ’s Wholesale Club, Inc.[a]	2,014,000
2,100	Casino Guichard Perrachon SA	197,920
54,251	Corn Products International, Inc.	2,998,995
2,700	Delhaize Group SA	202,591
8,730	Diageo plc ADR	714,725
27,736	Diamond Foods, Inc.	2,117,366
25,056	Flowers Foods, Inc.	552,234
37,476	Herbalife, Ltd.	2,160,117
39,800	J Sainsbury plc	210,817
11,400	Jeronimo Martins SGPS SA	218,939
15,500	Koninklijke (Royal) Ahold NV	208,396
42,660	Kraft Foods, Inc.	1,502,912
1,800	L’Oreal SA	233,588
35,500	Marks and Spencer Group plc	205,782
8,400	McDonald’s Holdings Company Japan, Ltd.	213,577
3,400	Nestle SA	211,564
150,955	Philip Morris International, Inc.	10,079,265
32,300	Tesco plc	208,677
16,355	TreeHouse Foods, Inc.[a]	893,147
42,510	Walgreen Company	1,804,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (15.6%)	Value
Consumer Staples (1.1%) - continued
44,800	William Morrison Supermarkets plc	$214,265
17,000	Yamazaki Baking Company, Ltd.	227,614

	Total Consumer Staples	30,999,226

Energy (1.7%)
11,643	Alpha Natural Resources, Inc.[a]	529,058
30,463	Apache Corporation	3,758,830
88,673	Arch Coal, Inc.	2,364,022
44,848	Baker Hughes, Inc.	3,254,171
10,298	BP plc ADR	456,099
23,210	Chevron Corporation	2,386,916
25,260	ConocoPhillips	1,899,299
9,400	Eni SPA	222,765
60,788	ENSCO International plc ADR	3,240,000
94,900	Exxon Mobil Corporation	7,722,962
42,000	Helix Energy Solutions Group, Inc.[a]	695,520
90,100	James River Coal Company[a]	1,875,882
16,338	National Oilwell Varco, Inc.	1,277,795
6,300	Occidental Petroleum Corporation	655,452
23,950	Oil States International, Inc.[a]	1,913,845
5,400	OMV AG	235,901
83,560	Patriot Coal Corporation[a]	1,860,046
45,030	Peabody Energy Corporation	2,652,717
128,785	Petroleum Geo-Services ASA[a]	1,839,774
6,700	Repsol YPF SA	232,387
15,681	Schlumberger, Ltd.	1,354,838
16,500	Southwestern Energy Company[a]	707,520
51,533	Swift Energy Company[a]	1,920,635
4,000	Total SA	231,248
185,200	Weatherford International, Ltd.[a]	3,472,500
13,200	Whiting Petroleum Corporation[a]	751,212

	Total Energy	47,511,394

Financials (1.9%)
19,840	ACE, Ltd.	1,305,869
17,754	Affiliated Managers Group, Inc.[a]	1,801,143
168,474	Aflac, Inc.	7,864,366
1,600	Allianz AG	223,110
12,860	Aon Corporation	659,718
9,800	Atlantia SPA	208,679
31,700	Aviva plc	223,126
69,565	Bank of America Corporation	762,432
10,300	BlackRock, Inc.	1,975,643
14,150	Capital One Financial Corporation	731,131
13,303	Citigroup, Inc.	553,937
41,231	Duke Realty Corporation	577,646
15,400	Endurance Specialty Holdings, Ltd.	636,482
35,506	Equity One, Inc.	661,832
5,840	Goldman Sachs Group, Inc.	777,246
4,300	Hannover Rueckversicherung AG	223,620
36,572	HCC Insurance Holdings, Inc.	1,152,018
47,895	Host Hotels & Resorts, Inc.	811,820
4,580	IntercontinentalExchange, Inc.[a]	571,172
146,226	J.P. Morgan Chase & Company	5,986,493
50,560	KKR & Company, LP	825,139
66,097	LaSalle Hotel Properties	1,740,995
14,550	Lazard, Ltd.	539,805
12,800	M&T Bank Corporation	1,125,760
14,810	MetLife, Inc.	649,715
13,500	Mitsui & Company, Ltd.	233,417
21,300	NASDAQ OMX Group, Inc.[a]	538,890
22,700	Northern Trust Corporation	1,043,292
139,405	Ocwen Financial Corporation[a]	1,778,808
848,266	Popular, Inc.[a]	2,341,214
32,172	Principal Financial Group, Inc.	978,672
45,000	Resolution, Ltd.	212,123
17,770	State Street Corporation	801,249
38,541	SVB Financial Group[a]	2,301,283
67,196	Texas Capital Bancshares, Inc.[a]	1,735,673
53,350	Unum Group	1,359,358
7,780	Vanguard REIT ETF	467,578
34,996	W.R. Berkley Corporation	1,135,270
43,690	Wells Fargo & Company	1,225,941
108,031	Zions Bancorporation	2,593,824

	Total Financials	51,335,489

Health Care (2.2%)
15,800	Alexion Pharmaceuticals, Inc.[a]	743,074
35,911	Align Technology, Inc.[a]	818,771
4,300	AstraZeneca plc	214,910
12,650	Baxter International, Inc.	755,078
14,357	C.R. Bard, Inc.	1,577,260
9,724	Celgene Corporation[a]	586,552
42,630	Covance, Inc.[a]	2,530,943
21,598	Coventry Health Care, Inc.[a]	787,679
21,930	Covidien plc	1,167,334
24,300	Dainippon Sumitomo Pharma Company, Ltd.	230,924
2,100	Fresenius SE & Company KGaA	219,194
18,017	Gen-Probe, Inc.[a]	1,245,876
20,570	HCA Holdings, Inc.[a]	678,810
83,641	Health Net, Inc.[a]	2,686,549
9,900	Johnson & Johnson	658,548
129,650	McKesson Corporation	10,845,222
127,754	Mylan, Inc.[a]	3,151,691
469,907	Pfizer, Inc.	9,680,084
66,938	PSS World Medical, Inc.[a]	1,874,933
10,500	Quest Diagnostics, Inc.	620,550
11,400	Ramsay Health Care, Ltd.	222,705
50,647	Thermo Fisher Scientific, Inc.[a]	3,261,160
20,800	Thoratec Corporation[a]	682,656
31,567	United Therapeutics Corporation[a]	1,739,342
180,476	UnitedHealth Group, Inc.	9,308,952
36,134	Universal Health Services, Inc.	1,861,985
8,054	Varian Medical Systems, Inc.[a]	563,941
10,730	Vertex Pharmaceuticals, Inc.[a]	557,853
7,000	Waters Corporation[a]	670,180
20,353	Zimmer Holdings, Inc.[a]	1,286,310

	Total Health Care	61,229,066

Industrials (1.7%)
23	A P Moller - Maersk AS	198,559
39,860	Boeing Company	2,946,850
23,690	Caterpillar, Inc.	2,522,037
14,085	Chicago Bridge and Iron Company	547,906
26,484	CSX Corporation	694,410
83,394	Deluxe Corporation	2,060,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (15.6%)	Value
Industrials (1.7%) - continued
10,500	Deutsche Lufthansa AG	$228,696
12,000	Deutsche Post AG-REG	230,690
3,300	Eiffage SA	218,134
67,314	EMCOR Group, Inc.[a]	1,972,973
51,850	Emerson Electric Company	2,916,562
7,000	European Aeronautic Defence and Space Company	234,268
11,237	Expeditors International of Washington, Inc.	575,222
70,091	FTI Consulting, Inc.[a]	2,659,253
46,400	GATX Corporation	1,722,368
111,000	General Dynamics Corporation	8,271,720
95,150	General Electric Company	1,794,529
17,470	Harsco Corporation	569,522
14,402	Honeywell International, Inc.	858,215
79,000	Kajima Corporation	226,643
188,453	Manitowoc Company, Inc.	3,173,549
10,300	Manpower, Inc.	552,595
33,466	Oshkosh Corporation[a]	968,506
13,037	Parker Hannifin Corporation	1,169,940
18,300	Republic Services, Inc.	564,555
52,000	SembCorp Marine, Ltd.	225,031
80,260	Shaw Group, Inc.[a]	2,424,655
18,427	SPX Corporation	1,523,176
35,822	Teledyne Technologies, Inc.[a]	1,803,996
27,080	Textron, Inc.	639,359
15,500	Tyco International, Ltd.	766,165
13,307	United Technologies Corporation	1,177,803
3,600	Vinci SA	231,033
15,940	WESCO International, Inc.[a]	862,195

	Total Industrials	47,531,781

Information Technology (4.3%)
133,273	Accenture plc	8,052,355
32,224	Akamai Technologies, Inc.[a]	1,014,089
12,100	Alliance Data Systems Corporation[a]	1,138,247
24,005	Apple, Inc.[a]	8,057,758
3,800	Atos Origin SA	214,649
50,100	Broadcom Corporation[a]	1,685,364
335,694	Brocade Communications[a]	2,168,583
486,100	Cisco Systems, Inc.	7,588,021
18,535	Cognizant Technology Solutions Corporation[a]	1,359,357
41,340	CommVault Systems, Inc.[a]	1,837,563
48,190	Corning, Inc.	874,649
21,498	eBay, Inc.[a]	693,740
103,800	EMC Corporation[a]	2,859,690
18,523	F5 Networks, Inc.[a]	2,042,161
9,508	Google, Inc.[a]	4,814,661
216,200	Hewlett-Packard Company	7,869,680
19,500	Infineon Technologies AG	219,104
30,414	Informatica Corporation[a]	1,777,090
56,101	International Business Machines Corporation	9,624,127
21,327	Juniper Networks, Inc.[a]	671,801
12,100	Lam Research Corporation[a]	535,788
360,299	Microsoft Corporation	9,367,774
160,952	Monster Worldwide, Inc.[a]	2,359,556
45,337	Netlogic Microsystems, Inc.[a]	1,832,522
33,200	Nokia Oyj	214,158
59,542	NXP Semiconductors NVa	1,591,558
369,380	Oracle Corporation	12,156,296
57,904	Plantronics, Inc.	2,115,233
63,541	Plexus Corporation[a]	2,211,862
55,900	QUALCOMM, Inc.	3,174,561
78,554	Quest Software, Inc.[a]	1,785,532
9,933	Salesforce.com, Inc.[a]	1,479,818
5,800	Softbank Corporation	219,659
72,300	SuccessFactors, Inc.[a]	2,125,620
27,951	TE Connectivity, Ltd.	1,027,479
202,508	Teradyne, Inc.[a]	2,997,118
109,853	TIBCO Software, Inc.[a]	3,187,934
45,000	Toshiba Corporation	237,256
46,400	ValueClick, Inc.[a]	770,240
20,300	VeriFone Systems, Inc.[a]	900,305
27,400	VMware, Inc.[a]	2,746,302
47,854	Xilinx, Inc.	1,745,235

	Total Information Technology	119,344,495

Materials (0.8%)
12,433	Albemarle Corporation	860,364
2,000	Arkema	205,699
44,200	Balfour Beatty plc	219,127
2,400	BASF SE	235,245
11,500	Boliden AB	212,389
12,245	CF Industries Holdings, Inc.	1,734,749
18,850	Dow Chemical Company	678,600
35,614	E.I. du Pont de Nemours and Company	1,924,937
210,050	Freeport-McMoRan Copper & Gold, Inc.	11,111,645
3,800	Henkel AG & Company KGaA	217,800
21,900	ITOCHU Corporation	227,779
1,300	Linde AG	228,075
2,600	Rio Tinto, Ltd.	232,712
8,406	Sigma-Aldrich Corporation	616,832
17,610	Silgan Holdings, Inc.	721,482
8,735	Statoil ASA	221,133
50,020	Steel Dynamics, Inc.	812,825
21,100	Stora Enso Oyj	221,571
21,100	Temple-Inland, Inc.	627,514

	Total Materials	21,310,478

Telecommunications Services (0.3%)
31,120	AT&T, Inc.	977,479
6,300	Belgacom SA	224,480
68,406	BT Group plc	221,784
15,100	Deutsche Telekom AG	235,616
9,900	France Telecom SA	210,503
31	KDDI Corporation	223,043
15,000	Koninklijke (Royal) KPN NV	218,170
2,700	Mobistar SA	204,809
79,970	NII Holdings, Inc.[a]	3,389,128
20,000	Portugal Telecom SGPS SA	196,610
500	Swisscom AG	229,205
9,200	Telefonica SA	224,693
41,209	Verizon Communications, Inc.	1,534,211
82,400	Vodafone Group plc	218,477

	Total Telecommunications Services	8,308,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (15.6%)	Value
Utilities (0.4%)
17,260	American Electric Power Company, Inc.	$650,357
42,900	Centrica plc	222,741
33,200	CMS Energy Corporation	653,708
32,700	Enel SPA	213,660
24,520	Exelon Corporation	1,050,437
11,700	Gas Natural SDG SA	245,052
22,900	National Grid plc	225,420
49,600	NiSource, Inc.	1,004,400
44,969	NV Energy, Inc.	690,274
90,527	PNM Resources, Inc.	1,515,422
9,800	Scottish & Southern Energy plc	219,172
54,000	SembCorp Industries, Ltd.	219,899
45,618	Southwest Gas Corporation	1,761,311
29,486	UGI Corporation	940,309

	Total Utilities	9,612,162

	Total Common Stock (cost $395,003,280)	432,348,987

Principal Amount	Long-Term Fixed Income (6.4%)
Asset-Backed Securities (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
1,835,547	0.336%, 8/25/2036[b]	1,478,170
	GSAMP Trust
1,588,368	0.366%, 2/25/2036[b]	1,313,752
	J.P. Morgan Mortgage Acquisition Corporation
3,800,000	5.461%, 10/25/2036	2,928,819
	Morgan Stanley Capital, Inc.
1,616,296	0.336%, 2/25/2037[b]	1,023,977
	Renaissance Home Equity Loan Trust
1,804,362	5.746%, 5/25/2036	1,180,453
2,800,000	6.011%, 5/25/2036	1,551,833
1,330,306	5.580%, 11/25/2036	914,549

	Total Asset-Backed Securities	10,391,553

Basic Materials (0.2%)
	ArcelorMittal
1,350,000	7.000%, 10/15/2039	1,364,977
	Arch Coal, Inc.
540,000	7.000%, 6/15/2019[c]	538,650
	Dow Chemical Company
1,350,000	4.250%, 11/15/2020	1,317,538
	FMG Resources Property, Ltd.
540,000	7.000%, 11/1/2015[c]	550,800
	Georgia-Pacific, LLC
490,000	8.000%, 1/15/2024	581,896
	Novelis, Inc.
540,000	8.375%, 12/15/2017	576,450

	Total Basic Materials	4,930,311

Capital Goods (<0.1%)
	Case New Holland, Inc.
550,000	7.875%, 12/1/2017[c]	605,000
	Danaher Corporation
540,000	0.497%, 6/21/2013[b]	540,744

	Total Capital Goods	1,145,744

Collateralized Mortgage Obligations (0.6%)
	Citigroup Mortgage Loan Trust, Inc.
$763,654	5.500%, 11/25/2035	663,716
	CitiMortgage Alternative Loan Trust
2,633,365	5.750%, 4/25/2037	1,922,409
	Countrywide Alternative Loan Trust
517,955	6.000%, 1/25/2037	363,779
2,397,833	5.500%, 5/25/2037	1,793,349
2,117,108	7.000%, 10/25/2037	1,347,717
	Countrywide Home Loans, Inc.
1,657,320	5.750%, 4/25/2037	1,509,905
	Deutsche Alt-A Securities, Inc.
523,820	5.500%, 10/25/2021	486,559
973,404	6.000%, 10/25/2021	833,633
	HomeBanc Mortgage Trust
3,130,230	2.234%, 4/25/2037	1,929,239
	J.P. Morgan Mortgage Trust
250,306	5.346%, 10/25/2036	206,941
	MASTR Alternative Loans Trust
586,843	6.500%, 7/25/2034	615,298
	Merrill Lynch Alternative Note Asset Trust
613,098	6.000%, 3/25/2037	483,591
	Sequoia Mortgage Trust
897,576	5.401%, 9/20/2046	319,805
	WaMu Mortgage Pass Through Certificates
480,838	5.836%, 9/25/2036	401,045
1,008,701	5.936%, 10/25/2036	938,588
3,972,010	5.387%, 11/25/2036	3,491,818

	Total Collateralized Mortgage Obligations	17,307,392

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.823%, 4/10/2049	3,025,193
3,675,000	5.802%, 6/10/2049	3,954,373
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,806,122
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	4,138,068
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	2,925,135
	Credit Suisse Mortgage Capital Certificates
3,350,000	5.509%, 9/15/2039	3,153,707
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
448,199	3.342%, 12/25/2019	459,971

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (6.4%)	Value
Commercial Mortgage-Backed Securities (0.9%) - continued
	Government National Mortgage Association
$455,081	2.164%, 3/16/2033	$462,123
413,400	3.214%, 1/16/2040	429,223
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,600,139
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.932%, 2/12/2049	1,260,347
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	844,227
	Wachovia Bank Commercial Mortgage Trust
2,100,000	5.603%, 10/15/2048	1,985,802

	Total Commercial Mortgage- Backed Securities	26,044,430

Communications Services (0.3%)
	CBS Corporation
675,000	7.875%, 7/30/2030	805,567
675,000	5.900%, 10/15/2040	646,065
	CCO Holdings, LLC
530,000	7.000%, 1/15/2019	545,900
	Clear Channel Worldwide Holdings, Inc.
540,000	9.250%, 12/15/2017	588,600
	Cox Communications, Inc.
1,350,000	6.950%, 6/1/2038[c]	1,520,857
	Cricket Communications, Inc.
470,000	7.750%, 10/15/2020	460,600
	Dish DBS Corporation
560,000	6.750%, 6/1/2021[c]	574,000
	EH Holding Corporation
540,000	6.500%, 6/15/2019[c]	549,450
	Intelsat Luxembourg SA
605,000	11.500%, 2/4/2017[c]	650,375
	NII Capital Corporation
580,000	7.625%, 4/1/2021	606,100
	Virgin Media Finance plc
480,000	9.500%, 8/15/2016	542,400
	Wind Acquisition Finance SA
537,000	7.250%, 2/15/2018[c]	558,480

	Total Communications Services	8,048,394

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
530,000	8.000%, 6/15/2019[c]	520,725
	Goodyear Tire & Rubber Company
580,000	8.250%, 8/15/2020	626,400
	Home Depot, Inc.
1,350,000	5.875%, 12/16/2036	1,381,657
	MGM Resorts International
450,000	11.125%, 11/15/2017	514,125
	Rite Aid Corporation
540,000	7.500%, 3/1/2017	535,950
	Starwood Hotels & Resorts Worldwide, Inc.
540,000	6.750%, 5/15/2018	598,050
	Toys R Us Property Company II, LLC
540,000	8.500%, 12/1/2017	564,300
	West Corporation
540,000	7.875%, 1/15/2019[c]	523,800

	Total Consumer Cyclical	5,265,007

Consumer Non-Cyclical (0.3%)
	Altria Group, Inc.
1,350,000	9.950%, 11/10/2038	1,896,812
	Anheuser-Busch Companies, Inc.
675,000	6.450%, 9/1/2037	765,463
	Anheuser-Busch InBev Worldwide, Inc.
675,000	8.200%, 1/15/2039	928,395
	Community Health Systems, Inc.
540,000	8.875%, 7/15/2015	556,200
	HCA, Inc.
540,000	7.250%, 9/15/2020	579,825
	JBS USA, LLC/JBS USA Finance, Inc.
450,000	11.625%, 5/1/2014	517,500
	Kraft Foods, Inc.
675,000	5.375%, 2/10/2020	737,909
675,000	7.000%, 8/11/2037	786,332
	Mylan, Inc.
480,000	7.875%, 7/15/2020[c]	526,800
	Reynolds Group Holdings, Ltd.
550,000	6.875%, 2/15/2021[c]	536,250
	UnitedHealth Group, Inc.
675,000	6.875%, 2/15/2038	771,819
675,000	5.700%, 10/15/2040	667,726

	Total Consumer Non-Cyclical	9,271,031

Energy (0.2%)
	Denbury Resources, Inc.
540,000	9.750%, 3/1/2016	603,450
	Linn Energy, LLC
540,000	7.750%, 2/1/2021[c]	561,600
	Pioneer Natural Resources Company
605,000	7.500%, 1/15/2020	681,718
	Plains Exploration & Production Company
540,000	7.625%, 6/1/2018	567,000
	SandRidge Energy, Inc.
540,000	8.000%, 6/1/2018[c]	550,800
	Weatherford International, Ltd.
1,345,000	6.750%, 9/15/2040	1,440,460

	Total Energy	4,405,028

Financials (0.6%)
	Achmea Hypotheekbank NV
465,000	3.200%, 11/3/2014[c]	488,065
	AXA SA
1,350,000	6.379%, 12/29/2049[c,d]	1,181,250
	Bank of Nova Scotia
450,000	1.450%, 7/26/2013[c]	455,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (6.4%)	Value
Financials (0.6%) - continued
	BBVA International Preferred SA Unipersonal
$675,000	5.919%, 12/29/2049[d]	$558,824
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[c]	476,473
	Cie de Financement Foncier
450,000	2.250%, 3/7/2014[c]	454,897
	Dexia Credit Local SA
450,000	2.750%, 4/29/2014[c]	456,120
	General Electric Capital Corporation
1,350,000	6.750%, 3/15/2032	1,499,920
	HCP, Inc.
1,350,000	6.750%, 2/1/2041	1,427,356
	Health Care REIT, Inc.
540,000	6.500%, 3/15/2041	528,881
	Icahn Enterprises, LP
630,000	8.000%, 1/15/2018	639,450
	International Bank for Reconstruction & Development
465,000	2.375%, 5/26/2015	480,381
	International Lease Finance Corporation
540,000	5.750%, 5/15/2016	531,747
	MetLife, Inc.
1,350,000	7.875%, 12/15/2037[c]	1,410,354
	Prudential Financial, Inc.
1,350,000	6.200%, 11/15/2040	1,379,591
	QBE Capital Funding III, Ltd.
1,350,000	7.250%, 5/24/2041[c]	1,354,555
	Reinsurance Group of America, Inc.
675,000	6.750%, 12/15/2065	644,861
	Royal Bank of Canada
400,000	3.125%, 4/14/2015[c]	415,823
	Stoneheath RE
675,000	6.868%, 12/29/2049[d]	610,875
	Toronto-Dominion Bank
465,000	2.200%, 7/29/2015[c]	471,185
	XL Capital, Ltd.
675,000	6.500%, 12/31/2049[d]	619,313
	XL Group plc
1,350,000	6.250%, 5/15/2027	1,366,292

	Total Financials	17,451,379

Foreign Government (0.1%)
	Bank Nederlandse Gemeenten NV
660,000	4.375%, 2/16/2021[c]	685,011
	Kommunalbanken AS
450,000	2.750%, 5/5/2015[c]	469,426
	Kreditanstalt fuer Wiederaufbau
205,000	0.195%, 6/17/2013[b]	204,881

	Total Foreign Government	1,359,318

Mortgage-Backed Securities (0.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,800,000	6.000%, 7/1/2041[e]	1,976,906
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
450,000	4.000%, 7/1/2026[e]	468,703
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
9,050,000	4.500%, 7/1/2041[e,f]	9,362,505
450,000	5.000%, 7/1/2041[e]	478,125

	Total Mortgage-Backed Securities	12,286,239

Technology (<0.1%)
	Freescale Semiconductor, Inc.
510,000	9.250%, 4/15/2018[c]	549,525
	Seagate HDD Cayman
540,000	7.750%, 12/15/2018[c]	567,000

	Total Technology	1,116,525

Transportation (<0.1%)
	Delta Air Lines, Inc.
540,000	9.500%, 9/15/2014[c]	575,775
	Hertz Corporation
540,000	6.750%, 4/15/2019[c]	534,600

	Total Transportation	1,110,375

U.S. Government and Agencies (1.9%)
	FDIC Structured Sale Guaranteed Notes
185,000	Zero Coupon, 1/7/2012[c]	184,395
185,000	Zero Coupon, 1/7/2014[c]	179,180
	Federal Agricultural Mortgage Corporation
465,000	2.125%, 9/15/2015	473,311
	Federal Home Loan Banks
1,870,000	5.375%, 5/18/2016	2,169,017
2,750,000	5.000%, 11/17/2017	3,158,950
	Federal Home Loan Mortgage Corporation
2,830,000	0.750%, 3/28/2013	2,844,529
920,000	2.500%, 1/7/2014	960,460
1,400,000	4.875%, 6/13/2018	1,591,213
	Federal National Mortgage Association
1,725,000	1.250%, 2/27/2014	1,746,630
735,000	4.375%, 10/15/2015	814,498
505,000	6.250%, 5/15/2029	613,120
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	412,936
	U.S. Treasury Bonds
445,000	4.625%, 2/15/2040	463,982
310,000	4.375%, 5/15/2041	309,516
	U.S. Treasury Bonds, TIPS
135,244	2.125%, 2/15/2040	147,173
	U.S. Treasury Notes
4,315,000	0.750%, 6/15/2014	4,309,943
9,000,000	2.500%, 4/30/2015	9,438,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (6.4%)	Value
U.S. Government and Agencies (1.9%) - continued
$1,035,000	2.000%, 1/31/2016	$1,055,134
1,390,000	2.625%, 2/29/2016	1,454,721
3,350,000	3.250%, 3/31/2017	3,567,750
8,210,000	3.625%, 2/15/2021	8,560,846
950,000	7.625%, 2/15/2025	1,353,156
2,250,000	4.375%, 5/15/2040	2,248,605
	U.S. Treasury Notes, TIPS
620,511	3.375%, 1/15/2012	633,940
815,343	2.000%, 1/15/2014	878,405
612,357	1.625%, 1/15/2015	664,217
684,809	0.500%, 4/15/2015	714,235
551,148	2.500%, 7/15/2016	630,720
726,903	2.625%, 7/15/2017	845,593
565,351	1.125%, 1/15/2021	587,081
161,042	2.375%, 1/15/2025	185,097

	Total U.S. Government and Agencies	53,197,103

Utilities (0.2%)
	AES Corporation
550,000	7.375%, 7/1/2021[c]	558,250
	Dominion Resources, Inc.
675,000	6.300%, 9/30/2066	658,969
	Energy Transfer Partners, LP
375,000	6.625%, 10/15/2036	386,935
675,000	7.500%, 7/1/2038	764,210
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
540,000	6.500%, 8/15/2021	535,950
	Southern Union Company
1,350,000	7.200%, 11/1/2066	1,255,500

	Total Utilities	4,159,814

	Total Long-Term Fixed Income (cost $173,735,816)	177,489,643

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
550	Ally Financial, Inc., 7.000%[c,d]	516,897

	Total Financials	516,897

	Total Preferred Stock (cost $521,650)	516,897

Principal Amount	Short-Term Investments (6.8%)[g]
	Alliancebernstein LP
5,745,000	0.100%, 7/1/2011	5,745,000
	Alpine Securitization Corporation
5,000,000	0.130%, 7/18/2011	4,999,693
	Chariot Funding, LLC
15,000,000	0.130%, 7/22/2011	14,998,863
	Federal Home Loan Bank Discount Notes
10,000,000	0.040%, 7/13/2011	9,999,867
25,375,000	0.048%, 7/15/2011	25,374,526
5,000,000	0.010%, 7/18/2011	4,999,976
15,000,000	0.015%, 7/20/2011	14,999,881
7,000,000	0.080%, 8/29/2011[h]	6,999,083
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.050%, 7/15/2011	9,999,806
25,000,000	0.050%, 7/25/2011	24,999,167
500,000	0.085%, 8/17/2011[i]	499,944
15,500,000	0.153%, 8/29/2011[h,i]	15,496,160
	Liberty Street Funding, LLC
30,000,000	0.140%, 7/15/2011	29,998,367
	Old Line Funding, LLC
9,000,000	0.130%, 8/1/2011	8,998,992
	Proctor & Gamble International Funding SCA
5,640,000	0.080%, 7/11/2011	5,639,875
	U.S. Treasury Bills
6,000,000	0.138%, 8/18/2011[h]	5,998,906

	Total Short-Term Investments (at amortized cost)	189,748,106

	Total Investments (cost $2,746,383,093) 100.1%	$2,781,441,493

	Other Assets and Liabilities, Net (0.1%)	(3,868,942)

	Total Net Assets 100.0%	$2,777,572,551

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $20,751,534 or 0.7% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security was earmarked to cover written options.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	At June 30, 2011, $26,594,620 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	At June 30, 2011, $1,219,726 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$168,868,939
Gross unrealized depreciation	(133,632,658)

Net unrealized appreciation (depreciation)	$35,236,281

Cost for federal income tax purposes	$2,746,205,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,584,424,107	1,584,424,107	—	—
Fixed Income Mutual Funds	396,913,753	396,913,753	—	—
Common Stock
Communications Services	888,248	—	888,248	—
Consumer Discretionary	34,278,440	29,252,626	5,025,814	—
Consumer Staples	30,999,226	28,002,272	2,996,954	—
Energy	47,511,394	44,749,319	2,762,075	—
Financials	51,335,489	50,011,414	1,324,075	—
Health Care	61,229,066	60,341,333	887,733	—
Industrials	47,531,781	45,738,727	1,793,054	—
Information Technology	119,344,495	118,239,669	1,104,826	—
Materials	21,310,478	19,088,948	2,221,530	—
Telecommunications Services	8,308,208	6,125,511	2,182,697	—
Utilities	9,612,162	8,266,218	1,345,944	—
Long-Term Fixed Income
Asset-Backed Securities	10,391,553	—	10,391,553	—
Basic Materials	4,930,311	—	4,930,311	—
Capital Goods	1,145,744	—	1,145,744	—
Collateralized Mortgage Obligations	17,307,392	—	17,307,392	—
Commercial Mortgage-Backed Securities	26,044,430	—	26,044,430	—
Communications Services	8,048,394	—	8,048,394	—
Consumer Cyclical	5,265,007	—	5,265,007	—
Consumer Non-Cyclical	9,271,031	—	9,271,031	—
Energy	4,405,028	—	4,405,028	—
Financials	17,451,379	—	16,840,504	610,875
Foreign Government	1,359,318	—	1,359,318	—
Mortgage-Backed Securities	12,286,239	—	12,286,239	—
Technology	1,116,525	—	1,116,525	—
Transportation	1,110,375	—	1,110,375	—
U.S. Government and Agencies	53,197,103	—	53,197,103	—
Utilities	4,159,814	—	4,159,814	—
Preferred Stock
Financials	516,897	—	516,897	—
Short-Term Investments	189,748,106	—	189,748,106	—

Total	$2,781,441,493	$2,391,153,897	$389,676,721	$610,875

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	9,843,666	9,843,666	—	—
Call Options Written	1,797	—	—	1,797
Credit Default Swaps	265,731	—	265,731	—

Total Asset Derivatives	$10,111,194	$9,843,666	$265,731	$1,797

Liability Derivatives
Futures Contracts	10,982,423	10,982,423	—	—
Credit Default Swaps	39,648	—	39,648	—

Total Liability Derivatives	$11,022,071	$10,982,423	$39,648	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderately Aggressive Allocation Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income Financials	—	—	(13,500)	624,375	—	—	—	610,875
Other Financial Instruments
Call Options Written	—	—	1,797	—	—	—	—	1, 797

Total	$—	$—	($11,703)	$624,375	$—	$—	$—	$612,672

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $11,703.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(110)	September 2011	($24,074,196)	($24,127,812)	($53,616)
5-Yr. U.S. Treasury Bond Futures	(380)	September 2011	(45,002,123)	(45,294,218)	(292,095)
10-Yr. U.S. Treasury Bond Futures	(155)	September 2011	(18,874,410)	(18,960,860)	(86,450)
Mini MSCI EAFE Index Futures	455	September 2011	37,754,683	39,036,725	1,282,042
Russell 2000 Index Mini-Futures	(1,455)	September 2011	(114,607,004)	(120,095,700)	(5,488,696)
S&P 400 Index Mini-Futures	(1,456)	September 2011	(137,116,834)	(142,178,400)	(5,061,566)
S&P 500 Index Futures	987	September 2011	316,038,001	324,599,625	8,561,624
Total Futures Contracts					($1,138,757)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30 Yr. Pass Through	1	$104.45	July 2011	($234)	$1,797
Total Call Options Written				($234)	$1,797

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$12,000,000	$489,900	($375,631)	$114,269
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	15,000,000	621,000	(469,538)	151,462
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	15,000,000	429,891	(469,539)	(39,648)
Total Credit Default Swaps					($1,314,708)	$226,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$1,797
Total Interest Rate Contracts		1,797
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,843,666
Total Equity Contracts		9,843,666
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	265,731
Total Credit Contracts		265,731

Total Asset Derivatives		$10,111,194

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,550,262
Total Equity Contracts		10,550,262
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	432,161
Total Interest Rate Contracts		432,161
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	39,648
Total Credit Contracts		39,648

Total Liability Derivatives		$11,022,071

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,077,574
Total Equity Contracts		2,077,574
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(190,470)
Total Foreign Exchange Contracts		(190,470)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,401,006)
Total Interest Rate Contracts		(1,401,006)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(633,916)
Total Credit Contracts		(633,916)

Total		($147,818)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	1,797
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(432,161)
Total Interest Rate Contracts		(430,364)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,151,680)
Total Equity Contracts		(1,151,680)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	226,083
Total Credit Contracts		226,083

Total		($1,355,961)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$450,847,564	16.9%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	50,326,400	1.9	N/A	N/A	N/A	N/A	1
Foreign Exchange Contracts	N/A	N/A	$811,748	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$31,398,953	1.2%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Real Estate Securities	$75,400,485	$—	$—	5,203,119	$83,529,319	$—
Partner Small Cap Growth	65,317,912	—	—	5,056,075	72,256,363	—
Partner Small Cap Value	65,377,232	140,257	—	3,436,858	67,971,765	140,257
Small Cap Stock	57,345,023	—	—	4,528,335	61,103,088	—
Mid Cap Growth II	66,948,352	2,496,613	—	6,981,770	70,950,843	69,092
Partner Mid Cap Value	82,249,173	178,319	—	6,158,169	87,244,630	178,319
Mid Cap Stock	172,344,241	78,604	—	14,071,209	182,223,564	78,604
Partner Worldwide Allocation	144,480,301	11,081,523	—	17,687,948	161,742,130	81,523
Partner International Stock	207,790,968	76,343	—	19,477,076	218,082,872	76,343
Large Cap Growth II	155,203,606	3,146,799	—	22,830,675	160,883,204	221,775
Large Cap Value	197,661,302	44,473	—	18,430,656	205,922,036	44,473
Large Cap Stock	184,085,048	21,757	—	21,658,100	191,189,042	21,757
Equity Income Plus	20,090,748	56,284	—	2,223,952	21,325,251	56,284
High Yield	103,387,730	11,765,627	10,997,952	21,648,935	104,899,914	3,943,421
Income	172,852,335	15,379,066	475,557	18,841,949	189,738,422	4,285,552
Limited Maturity Bond	94,786,105	7,576,924	271,747	10,412,997	102,275,417	1,237,773
Total Value and Income Earned	1,865,320,561				1,981,337,860	10,435,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Mutual Funds (72.3%)	Value
Equity Mutual Funds (40.6%)
6,860,853	Thrivent Real Estate Securities Portfolio[a]	$110,142,071
4,491,902	Thrivent Partner Small Cap Growth Portfolio[a]	64,193,768
4,235,223	Thrivent Partner Small Cap Value Portfolio	83,761,267
3,596,908	Thrivent Small Cap Stock Portfolio[a]	48,534,878
2,934,279	Thrivent Mid Cap Growth Portfolio II	29,819,021
5,853,149	Thrivent Partner Mid Cap Value Portfolio	82,923,313
11,623,612	Thrivent Mid Cap Stock Portfolio	150,526,937
26,331,012	Thrivent Partner Worldwide Allocation Portfolio	240,776,036
17,546,838	Thrivent Partner International Stock Portfolio	196,470,185
22,248,154	Thrivent Large Cap Growth Portfolio II	156,778,290
25,642,869	Thrivent Large Cap Value Portfolio	286,502,644
20,069,137	Thrivent Large Cap Stock Portfolio	177,162,312
2,930,787	Thrivent Equity Income Plus Portfolio	28,103,023

	Total Equity Mutual Funds	1,655,693,745

Fixed Income Mutual Funds (31.7%)
32,529,773	Thrivent High Yield Portfolio	157,623,015
55,836,348	Thrivent Income Portfolio	562,272,021
58,323,419	Thrivent Limited Maturity Bond Portfolio	572,846,787

	Total Fixed Income Mutual Funds	1,292,741,823

	Total Mutual Funds (cost $2,938,359,381)	2,948,435,568

	Common Stock (12.4%)
Communications Services (<0.1%)
9,000	Elisa Oyj	193,692
1,500	Iliad SA	201,293
4,200	Nippon Telegraph & Telephone Corporation	202,573
15,500	Telekom Austria AG	197,796

	Total Communications Services	795,354

Consumer Discretionary (1.0%)
17,150	Amazon.com, Inc.[a]	3,507,003
12,480	Autoliv, Inc.	979,056
2,300	Bayerische Motoren Werke AG	229,670
3,000	Beiersdorf AG	194,910
9,100	Bridgestone Corporation	209,669
1,765	Carlsberg AS	192,178
53,998	Carnival Corporation	2,031,945
17,020	CBS Corporation	484,900
8,300	Charter Communications, Inc.[a]	450,358
12,000	Daihatsu Motor Company, Ltd.	204,224
48,000	Darden Restaurants, Inc.	2,388,480
56,661	Discovery Communications, Inc.[a]	2,320,835
9,305	Dollar Tree, Inc.[a]	619,899
24,400	Echo Entertainment Group, Ltd.[a]	107,555
18,500	Fiat SPA	203,275
94,426	Foot Locker, Inc.	2,243,562
286,650	Ford Motor Company[a]	3,952,904
11,400	Greek Organization of Football Prognostics SA	178,041
2,200	Industria de Diseno Textil SA (Inditex)	200,446
43,800	Kingfisher plc	188,134
4,000	Lawson, Inc.	209,844
40,850	Lowe’s Companies, Inc.	952,213
43,922	Macy’s, Inc.	1,284,279
38,700	Mediaset SPA	181,923
26,500	Omnicom Group, Inc.	1,276,240
7,691	Panera Bread Company[a]	966,451
4,900	Peugeot SA	219,815
45,550	Phillips-Van Heusen Corporation	2,982,158
198,772	Pier 1 Imports, Inc.[a]	2,299,792
3,700	Publicis Groupe SA	206,544
78,400	Sands China, Ltd.[a]	212,506
43,389	Signet Jewelers, Ltd.[a]	2,031,039
2,600	Sodexo	203,663
7,800	Sony Corporation	205,805
48,190	Staples, Inc.	761,402
15,100	Sumitomo Rubber Industries, Ltd.	182,727
9,300	Suzuki Motor Corporation	209,636
2,300	Swatch Group AG	206,781
55,500	Tabcorp Holdings, Ltd.	196,321
23,810	Time Warner Cable, Inc.	1,858,132
20,940	Viacom, Inc.	1,067,940
7,200	Vivendi SA	200,680
27,555	Walt Disney Company	1,075,747
7,700	Whitbread plc	199,632
19,900	Williams-Sonoma, Inc.	726,151

	Total Consumer Discretionary	40,804,465

Consumer Staples (0.9%)
38,090	Altria Group, Inc.	1,005,957
3,400	Anheuser-Busch InBev NV	197,322
58,195	Anheuser-Busch InBev NV ADR	3,375,892
15,800	Autogrill SPA	207,480
42,700	BJ’s Wholesale Club, Inc.[a]	2,149,945
1,900	Casino Guichard Perrachon SA	179,071
55,668	Corn Products International, Inc.	3,077,327
2,400	Delhaize Group SA	180,081
12,720	Diageo plc ADR	1,041,386
29,624	Diamond Foods, Inc.	2,261,496
22,824	Flowers Foods, Inc.	503,041
40,008	Herbalife, Ltd.	2,306,061
36,000	J Sainsbury plc	190,689
10,300	Jeronimo Martins SGPS SA	197,814
14,000	Koninklijke (Royal) Ahold NV	188,229
62,402	Kraft Foods, Inc.	2,198,423
1,600	L’Oreal SA	207,633
32,100	Marks and Spencer Group plc	186,073
7,600	McDonald’s Holdings Company Japan, Ltd.	193,236
3,100	Nestle SA	192,897
174,690	Philip Morris International, Inc.	11,664,051
29,200	Tesco plc	188,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (12.4%)	Value
Consumer Staples (0.9%) - continued
14,661	TreeHouse Foods, Inc.[a]	$800,637
62,180	Walgreen Company	2,640,163
40,500	William Morrison Supermarkets plc	193,699
16,000	Yamazaki Baking Company, Ltd.	214,225

	Total Consumer Staples	35,741,478

Energy (1.4%)
10,513	Alpha Natural Resources, Inc.[a]	477,711
42,435	Apache Corporation	5,236,055
91,399	Arch Coal, Inc.	2,436,697
63,089	Baker Hughes, Inc.	4,577,738
15,016	BP plc ADR	665,059
33,810	Chevron Corporation	3,477,020
36,810	ConocoPhillips	2,767,744
8,500	Eni SPA	201,436
79,293	ENSCO International plc ADR	4,226,317
101,700	Exxon Mobil Corporation	8,276,346
38,100	Helix Energy Solutions Group, Inc.[a]	630,936
96,300	James River Coal Company[a]	2,004,966
14,683	National Oilwell Varco, Inc.	1,148,357
9,190	Occidental Petroleum Corporation	956,128
25,611	Oil States International, Inc.[a]	2,046,575
4,900	OMV AG	214,058
89,332	Patriot Coal Corporation[a]	1,988,530
61,514	Peabody Energy Corporation	3,623,790
137,691	Petroleum Geo-Services ASA[a]	1,967,002
6,100	Repsol YPF SA	211,576
21,331	Schlumberger, Ltd.	1,842,998
15,000	Southwestern Energy Company[a]	643,200
55,079	Swift Energy Company[a]	2,052,794
3,600	Total SA	208,124
230,500	Weatherford International, Ltd.[a]	4,321,875
11,800	Whiting Petroleum Corporation[a]	671,538

	Total Energy	56,874,570

Financials (1.5%)
28,930	ACE, Ltd.	1,904,173
19,000	Affiliated Managers Group, Inc.[a]	1,927,550
180,416	Aflac, Inc.	8,421,819
1,400	Allianz AG	195,221
18,760	Aon Corporation	962,388
8,900	Atlantia SPA	189,515
28,600	Aviva plc	201,306
101,435	Bank of America Corporation	1,111,727
14,000	BlackRock, Inc.	2,685,340
20,610	Capital One Financial Corporation	1,064,919
19,459	Citigroup, Inc.	810,273
36,989	Duke Realty Corporation	518,216
13,600	Endurance Specialty Holdings, Ltd.	562,088
31,743	Equity One, Inc.	591,689
8,570	Goldman Sachs Group, Inc.	1,140,581
3,900	Hannover Rueckversicherung AG	202,818
32,763	HCC Insurance Holdings, Inc.	1,032,034
42,946	Host Hotels & Resorts, Inc.	727,935
4,008	IntercontinentalExchange, Inc.[a]	499,838
205,218	J.P. Morgan Chase & Company	8,401,625
73,710	KKR & Company, LP	1,202,947
70,720	LaSalle Hotel Properties	1,862,765
12,907	Lazard, Ltd.	478,850
11,400	M&T Bank Corporation	1,002,630
21,570	MetLife, Inc.	946,276
12,200	Mitsui & Company, Ltd.	210,939
19,300	NASDAQ OMX Group, Inc.[a]	488,290
20,600	Northern Trust Corporation	946,776
149,100	Ocwen Financial Corporation[a]	1,902,516
869,295	Popular, Inc.[a]	2,399,254
47,192	Principal Financial Group, Inc.	1,435,581
40,700	Resolution, Ltd.	191,854
25,910	State Street Corporation	1,168,282
44,667	SVB Financial Group[a]	2,667,066
71,882	Texas Capital Bancshares, Inc.[a]	1,856,712
77,760	Unum Group	1,981,325
11,350	Vanguard REIT ETF	682,135
31,134	W.R. Berkley Corporation	1,009,987
63,900	Wells Fargo & Company	1,793,034
109,583	Zions Bancorporation	2,631,088

	Total Financials	60,009,362

Health Care (1.7%)
14,200	Alexion Pharmaceuticals, Inc.[a]	667,826
38,329	Align Technology, Inc.[a]	873,901
3,900	AstraZeneca plc	194,918
18,440	Baxter International, Inc.	1,100,684
16,251	C.R. Bard, Inc.	1,785,335
13,274	Celgene Corporation[a]	800,688
43,897	Covance, Inc.[a]	2,606,165
19,248	Coventry Health Care, Inc.[a]	701,974
32,160	Covidien plc	1,711,877
22,000	Dainippon Sumitomo Pharma Company, Ltd.	209,067
1,900	Fresenius SE & Company KGaA	198,319
19,256	Gen-Probe, Inc.[a]	1,331,552
30,080	HCA Holdings, Inc.[a]	992,640
85,824	Health Net, Inc.[a]	2,756,667
14,540	Johnson & Johnson	967,201
150,100	McKesson Corporation	12,555,865
174,472	Mylan, Inc.[a]	4,304,224
540,112	Pfizer, Inc.	11,126,307
71,541	PSS World Medical, Inc.[a]	2,003,863
9,300	Quest Diagnostics, Inc.	549,630
10,300	Ramsay Health Care, Ltd.	201,216
69,197	Thermo Fisher Scientific, Inc.[a]	4,455,595
18,800	Thoratec Corporation[a]	617,016
33,780	United Therapeutics Corporation[a]	1,861,278
201,426	UnitedHealth Group, Inc.	10,389,553
38,668	Universal Health Services, Inc.	1,992,562
7,210	Varian Medical Systems, Inc.[a]	504,844
9,739	Vertex Pharmaceuticals, Inc.[a]	506,331
6,100	Waters Corporation[a]	584,014
24,752	Zimmer Holdings, Inc.[a]	1,564,326

	Total Health Care	70,115,438

Industrials (1.3%)
20	A P Moller - Maersk AS	172,660
55,280	Boeing Company	4,086,850
32,930	Caterpillar, Inc.	3,505,728
12,587	Chicago Bridge and Iron Company	489,634
23,097	CSX Corporation	605,603
89,240	Deluxe Corporation	2,205,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (12.4%)	Value
Industrials (1.3%) - continued
9,500	Deutsche Lufthansa AG	$206,916
10,800	Deutsche Post AG-REG	207,621
3,000	Eiffage SA	198,303
71,981	EMCOR Group, Inc.[a]	2,109,763
70,850	Emerson Electric Company	3,985,312
6,400	European Aeronautic Defence and Space Company	214,187
9,982	Expeditors International of Washington, Inc.	510,979
72,190	FTI Consulting, Inc.[a]	2,738,889
49,600	GATX Corporation	1,841,152
118,800	General Dynamics Corporation	8,852,976
138,720	General Electric Company	2,616,259
25,470	Harsco Corporation	830,322
21,122	Honeywell International, Inc.	1,258,660
72,000	Kajima Corporation	206,561
188,955	Manitowoc Company, Inc.	3,182,002
9,100	Manpower, Inc.	488,215
30,358	Oshkosh Corporation[a]	878,561
15,901	Parker Hannifin Corporation	1,426,956
16,300	Republic Services, Inc.	502,855
47,300	SembCorp Marine, Ltd.	204,692
81,366	Shaw Group, Inc.[a]	2,458,067
21,099	SPX Corporation	1,744,043
38,300	Teledyne Technologies, Inc.[a]	1,928,788
39,480	Textron, Inc.	932,123
13,900	Tyco International, Ltd.	687,077
19,407	United Technologies Corporation	1,717,714
3,200	Vinci SA	205,363
23,250	WESCO International, Inc.[a]	1,257,593

	Total Industrials	54,457,544

Information Technology (3.4%)
142,711	Accenture plc	8,622,599
43,987	Akamai Technologies, Inc.[a]	1,384,271
10,700	Alliance Data Systems Corporation[a]	1,006,549
32,705	Apple, Inc.[a]	10,978,087
3,500	Atos Origin SA	197,703
68,350	Broadcom Corporation[a]	2,299,294
358,897	Brocade Communications[a]	2,318,475
520,400	Cisco Systems, Inc.	8,123,444
25,326	Cognizant Technology Solutions Corporation[a]	1,857,409
44,235	CommVault Systems, Inc.[a]	1,966,246
70,490	Corning, Inc.	1,279,393
19,074	eBay, Inc.[a]	615,518
141,650	EMC Corporation[a]	3,902,457
25,279	F5 Networks, Inc.[a]	2,787,010
12,958	Google, Inc.[a]	6,561,672
231,500	Hewlett-Packard Company	8,426,600
17,600	Infineon Technologies AG	197,755
32,495	Informatica Corporation[a]	1,898,683
63,471	International Business Machines Corporation	10,888,450
19,124	Juniper Networks, Inc.[a]	602,406
10,800	Lam Research Corporation[a]	478,224
399,666	Microsoft Corporation	10,391,316
172,055	Monster Worldwide, Inc.[a]	2,522,326
48,567	Netlogic Microsystems, Inc.[a]	1,963,078
30,000	Nokia Oyj	193,517
81,273	NXP Semiconductors NVa	2,172,427
434,630	Oracle Corporation	14,303,673
61,866	Plantronics, Inc.	2,259,965
68,013	Plexus Corporation[a]	2,367,533
76,350	QUALCOMM, Inc.	4,335,916
83,991	Quest Software, Inc.[a]	1,909,115
13,561	Salesforce.com, Inc.[a]	2,020,318
5,300	Softbank Corporation	200,723
74,300	SuccessFactors, Inc.[a]	2,184,420
41,001	TE Connectivity, Ltd.	1,507,197
202,434	Teradyne, Inc.[a]	2,996,023
110,280	TIBCO Software, Inc.[a]	3,200,326
40,000	Toshiba Corporation	210,894
41,500	ValueClick, Inc.[a]	688,900
18,300	VeriFone Systems, Inc.[a]	811,605
37,400	VMware, Inc.[a]	3,748,602
55,288	Xilinx, Inc.	2,016,353

	Total Information Technology	138,396,472

Materials (0.6%)
10,804	Albemarle Corporation	747,637
1,800	Arkema	185,129
40,000	Balfour Beatty plc	198,305
2,200	BASF SE	215,642
10,400	Boliden AB	192,073
16,692	CF Industries Holdings, Inc.	2,364,756
27,450	Dow Chemical Company	988,200
51,874	E.I. du Pont de Nemours and Company	2,803,790
240,800	Freeport-McMoRan Copper & Gold, Inc.	12,738,320
3,400	Henkel AG & Company KGaA	194,874
19,800	ITOCHU Corporation	205,937
1,200	Linde AG	210,531
2,300	Rio Tinto, Ltd.	205,861
12,827	Sigma-Aldrich Corporation	941,245
15,922	Silgan Holdings, Inc.	652,324
7,903	Statoil ASA	200,070
45,430	Steel Dynamics, Inc.	738,237
19,100	Stora Enso Oyj	200,569
18,800	Temple-Inland, Inc.	559,112

	Total Materials	24,542,612

Telecommunications Services (0.3%)
45,660	AT&T, Inc.	1,434,181
5,700	Belgacom SA	203,101
61,900	BT Group plc	200,691
13,700	Deutsche Telekom AG	213,770
8,900	France Telecom SA	189,240
28	KDDI Corporation	201,458
13,600	Koninklijke (Royal) KPN NV	197,807
2,500	Mobistar SA	189,638
109,150	NII Holdings, Inc.[a]	4,625,777
18,100	Portugal Telecom SGPS SA	177,932
400	Swisscom AG	183,364
8,300	Telefonica SA	202,712
60,276	Verizon Communications, Inc.	2,244,076
74,600	Vodafone Group plc	197,796

	Total Telecommunications Services	10,461,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (12.4%)	Value
Utilities (0.3%)
25,170	American Electric Power Company, Inc.	$948,406
38,800	Centrica plc	201,454
29,800	CMS Energy Corporation	586,762
29,600	Enel SPA	193,404
35,750	Exelon Corporation	1,531,530
10,600	Gas Natural SDG SA	222,013
20,700	National Grid plc	203,764
72,320	NiSource, Inc.	1,464,480
40,273	NV Energy, Inc.	618,190
96,847	PNM Resources, Inc.	1,621,219
8,900	Scottish & Southern Energy plc	199,044
49,000	SembCorp Industries, Ltd.	199,538
48,861	Southwest Gas Corporation	1,886,523
27,528	UGI Corporation	877,868

	Total Utilities	10,754,195

	Total Common Stock (cost $465,096,158)	502,953,033

Principal Amount	Long-Term Fixed Income (7.8%)
Asset-Backed Securities (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
4,588,868	0.336%, 8/25/2036[b]	3,695,425
	GSAMP Trust
4,368,013	0.366%, 2/25/2036[b]	3,612,818
	J.P. Morgan Mortgage Acquisition Corporation
5,300,000	5.461%, 10/25/2036	4,084,933
	Morgan Stanley Capital, Inc.
4,698,922	0.336%, 2/25/2037[b]	2,976,922
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036	3,602,469
3,990,918	5.580%, 11/25/2036	2,743,649

	Total Asset-Backed Securities	20,716,216

Basic Materials (0.3%)
	ArcelorMittal
3,500,000	7.000%, 10/15/2039	3,538,829
	Arch Coal, Inc.
740,000	7.000%, 6/15/2019[c]	738,150
	Dow Chemical Company
3,500,000	4.250%, 11/15/2020	3,415,839
	FMG Resources Property, Ltd.
740,000	7.000%, 11/1/2015[c]	754,800
	Georgia-Pacific, LLC
660,000	8.000%, 1/15/2024	783,778
	Novelis, Inc.
740,000	8.375%, 12/15/2017	789,950

	Total Basic Materials	10,021,346

Capital Goods (0.1%)
	Case New Holland, Inc.
730,000	7.875%, 12/1/2017[c]	803,000
	Danaher Corporation
1,400,000	0.497%, 6/21/2013[b]	1,401,928

	Total Capital Goods	2,204,928

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
1,781,860	5.500%, 11/25/2035	1,548,671
	CitiMortgage Alternative Loan Trust
6,019,120	5.750%, 4/25/2037	4,394,078
	Countrywide Alternative Loan Trust
2,644,225	6.000%, 4/25/2036	1,994,380
1,208,562	6.000%, 1/25/2037	848,817
6,954,383	5.500%, 5/25/2037	5,201,211
6,133,385	7.000%, 10/25/2037	3,904,415
	Countrywide Home Loans, Inc.
3,728,970	5.750%, 4/25/2037	3,397,286
	Deutsche Alt-A Securities, Inc.
1,222,245	5.500%, 10/25/2021	1,135,305
2,238,214	6.000%, 10/25/2021	1,916,829
	GSR Mortgage Loan Trust
3,430,037	0.376%, 8/25/2046[b]	2,794,694
	HomeBanc Mortgage Trust
2,600,111	2.234%, 4/25/2037	1,602,513
	J.P. Morgan Mortgage Trust
2,262,506	2.783%, 6/25/2036	2,022,004
584,047	5.346%, 10/25/2036	482,863
	MASTR Alternative Loans Trust
1,362,990	6.500%, 7/25/2034	1,429,080
	Merrill Lynch Alternative Note Asset Trust
1,430,562	6.000%, 3/25/2037	1,128,379
	Sequoia Mortgage Trust
2,266,381	5.401%, 9/20/2046	807,507
	WaMu Mortgage Pass Through Certificates
673,173	5.836%, 9/25/2036	561,463
2,511,461	5.936%, 10/25/2036	2,336,892
3,972,010	5.387%, 11/25/2036	3,491,818

	Total Collateralized Mortgage Obligations	40,998,205

Commercial Mortgage-Backed Securities (1.3%)
	Banc of America Commercial Mortgage, Inc.
7,200,000	5.823%, 4/10/2049	7,779,067
4,975,000	5.802%, 6/10/2049	5,353,200
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,696,742
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,183,129
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,521,775
	Credit Suisse Mortgage Capital Certificates
8,875,000	5.509%, 9/15/2039	8,354,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (7.8%)	Value
Commercial Mortgage-Backed Securities (1.3%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
$587,960	3.342%, 12/25/2019	$603,402
	Government National Mortgage Association
596,988	2.164%, 3/16/2033	606,226
542,310	3.214%, 1/16/2040	563,066
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	4,251,797
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,650,000	5.932%, 2/12/2049	3,538,668
	Morgan Stanley Capital, Inc.
2,650,000	5.406%, 3/15/2044	2,485,780
	Wachovia Bank Commercial Mortgage Trust
5,400,000	5.603%, 10/15/2048	5,106,348

	Total Commercial Mortgage-Backed Securities	53,044,169

Communications Services (0.4%)
	CBS Corporation
1,750,000	7.875%, 7/30/2030	2,088,508
1,750,000	5.900%, 10/15/2040	1,674,983
	CCO Holdings, LLC
710,000	7.000%, 1/15/2019	731,300
	Clear Channel Worldwide Holdings, Inc.
740,000	9.250%, 12/15/2017	806,600
	Cox Communications, Inc.
3,500,000	6.950%, 6/1/2038[c]	3,942,963
	Cricket Communications, Inc.
650,000	7.750%, 10/15/2020	637,000
	Dish DBS Corporation
730,000	6.750%, 6/1/2021[c]	748,250
	EH Holding Corporation
740,000	6.500%, 6/15/2019[c]	752,950
	Intelsat Luxembourg SA
730,000	11.500%, 2/4/2017[c]	784,750
	NII Capital Corporation
730,000	7.625%, 4/1/2021	762,850
	Virgin Media Finance plc
670,000	9.500%, 8/15/2016	757,100
	Wind Acquisition Finance SA
737,000	7.250%, 2/15/2018[c]	766,480

	Total Communications Services	14,453,734

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
695,000	8.000%, 6/15/2019[c]	682,837
	Goodyear Tire & Rubber Company
730,000	8.250%, 8/15/2020	788,400
	Home Depot, Inc.
3,500,000	5.875%, 12/16/2036	3,582,075
	MGM Resorts International
$630,000	11.125%, 11/15/2017	719,775
	Rite Aid Corporation
740,000	7.500%, 3/1/2017	734,450
	Starwood Hotels & Resorts Worldwide, Inc.
740,000	6.750%, 5/15/2018	819,550
	Toys R Us Property Company II, LLC
740,000	8.500%, 12/1/2017	773,300
	West Corporation
740,000	7.875%, 1/15/2019[c]	717,800

	Total Consumer Cyclical	8,818,187

Consumer Non-Cyclical (0.5%)
	Altria Group, Inc.
3,500,000	9.950%, 11/10/2038	4,917,661
	Anheuser-Busch Companies, Inc.
1,750,000	6.450%, 9/1/2037	1,984,533
	Anheuser-Busch InBev Worldwide, Inc.
1,750,000	8.200%, 1/15/2039	2,406,950
	Community Health Systems, Inc.
740,000	8.875%, 7/15/2015	762,200
	HCA, Inc.
740,000	7.250%, 9/15/2020	794,575
	JBS USA, LLC/JBS USA Finance, Inc.
620,000	11.625%, 5/1/2014	713,000
	Kraft Foods, Inc.
1,750,000	5.375%, 2/10/2020	1,913,097
1,750,000	7.000%, 8/11/2037	2,038,638
	Mylan, Inc.
670,000	7.875%, 7/15/2020[c]	735,325
	Reynolds Group Holdings, Ltd.
730,000	6.875%, 2/15/2021[c]	711,750
	UnitedHealth Group, Inc.
1,750,000	6.875%, 2/15/2038	2,001,013
1,750,000	5.700%, 10/15/2040	1,731,142

	Total Consumer Non-Cyclical	20,709,884

Energy (0.2%)
	Denbury Resources, Inc.
740,000	9.750%, 3/1/2016	826,950
	Linn Energy, LLC
730,000	7.750%, 2/1/2021[c]	759,200
	Pioneer Natural Resources Company
735,000	7.500%, 1/15/2020	828,203
	Plains Exploration & Production Company
730,000	7.625%, 6/1/2018	766,500
	SandRidge Energy, Inc.
740,000	8.000%, 6/1/2018[c]	754,800
	Weatherford International, Ltd.
3,500,000	6.750%, 9/15/2040	3,748,409

	Total Energy	7,684,062

Financials (1.0%)
	Achmea Hypotheekbank NV
610,000	3.200%, 11/3/2014[c]	640,257

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (7.8%)	Value
Financials (1.0%) - continued
	AXA SA
$3,500,000	6.379%, 12/29/2049[c,d]	$3,062,500
	Bank of Nova Scotia
600,000	1.450%, 7/26/2013[c]	606,888
	BBVA International Preferred SA Unipersonal
1,750,000	5.919%, 12/29/2049[d]	1,448,804
	Canadian Imperial Bank of Commerce
610,000	2.600%, 7/2/2015[c]	625,051
	Cie de Financement Foncier
600,000	2.250%, 3/7/2014[c]	606,529
	Dexia Credit Local SA
600,000	2.750%, 4/29/2014[c]	608,160
	General Electric Capital Corporation
3,500,000	6.750%, 3/15/2032	3,888,682
	HCP, Inc.
3,500,000	6.750%, 2/1/2041	3,700,553
	Health Care REIT, Inc.
1,400,000	6.500%, 3/15/2041	1,371,173
	Icahn Enterprises, LP
770,000	8.000%, 1/15/2018	781,550
	International Bank for Reconstruction & Development
600,000	2.375%, 5/26/2015	619,846
	International Lease Finance Corporation
740,000	5.750%, 5/15/2016	728,691
	MetLife, Inc.
3,500,000	7.875%, 12/15/2037[c]	3,656,474
	Prudential Financial, Inc.
3,500,000	6.200%, 11/15/2040	3,576,717
	QBE Capital Funding III, Ltd.
3,600,000	7.250%, 5/24/2041[c]	3,612,146
	Reinsurance Group of America, Inc.
1,750,000	6.750%, 12/15/2065	1,671,861
	Royal Bank of Canada
550,000	3.125%, 4/14/2015[c]	571,757
	Stoneheath RE
1,800,000	6.868%, 12/29/2049[d]	1,629,000
	Toronto-Dominion Bank
610,000	2.200%, 7/29/2015[c]	618,114
	XL Capital, Ltd.
1,750,000	6.500%, 12/31/2049[d]	1,605,625
	XL Group plc
3,500,000	6.250%, 5/15/2027	3,542,238

	Total Financials	39,172,616

Foreign Government (<0.1%)
	Bank Nederlandse Gemeenten NV
850,000	4.375%, 2/16/2021[c]	882,212
	Kommunalbanken AS
600,000	2.750%, 5/5/2015[c]	625,901
	Kreditanstalt fuer Wiederaufbau
295,000	0.195%, 6/17/2013[b]	294,828

	Total Foreign Government	1,802,941

Mortgage-Backed Securities (0.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,400,000	6.000%, 7/1/2041[e]	2,635,874
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
600,000	4.000%, 7/1/2026[e]	624,937
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,400,000	4.500%, 7/1/2041[e,f]	11,793,654
600,000	5.000%, 7/1/2041[e]	637,500

	Total Mortgage-Backed Securities	15,691,965

Technology (<0.1%)
	Freescale Semiconductor, Inc.
700,000	9.250%, 4/15/2018[c]	754,250
	Seagate HDD Cayman
710,000	7.750%, 12/15/2018[c]	745,500

	Total Technology	1,499,750

Transportation (<0.1%)
	Delta Air Lines, Inc.
740,000	9.500%, 9/15/2014[c]	789,025
	Hertz Corporation
740,000	6.750%, 4/15/2019[c]	732,600

	Total Transportation	1,521,625

U.S. Government and Agencies (1.7%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2012[c]	239,215
240,000	Zero Coupon, 1/7/2014[c]	232,450
	Federal Agricultural Mortgage Corporation
600,000	2.125%, 9/15/2015	610,724
	Federal Home Loan Banks
2,400,000	5.375%, 5/18/2016	2,783,765
3,500,000	5.000%, 11/17/2017	4,020,481
	Federal Home Loan Mortgage Corporation
3,640,000	0.750%, 3/28/2013	3,658,688
1,200,000	2.500%, 1/7/2014	1,252,774
1,675,000	4.875%, 6/13/2018	1,903,773
	Federal National Mortgage Association
2,250,000	1.250%, 2/27/2014	2,278,213
910,000	4.375%, 10/15/2015	1,008,426
680,000	6.250%, 5/15/2029	825,587
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	550,581
	U.S. Treasury Bonds
600,000	4.625%, 2/15/2040	625,594
420,000	4.375%, 5/15/2041	419,345
	U.S. Treasury Bonds, TIPS
182,059	2.125%, 2/15/2040	198,118
	U.S. Treasury Notes
5,580,000	0.750%, 6/15/2014	5,573,460
12,950,000	2.500%, 4/30/2015	13,581,312
1,225,000	2.000%, 1/31/2016	1,248,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (7.8%)	Value
U.S. Government and Agencies (1.7%) - continued
$1,785,000	2.625%, 2/29/2016	$1,868,113
4,350,000	3.250%, 3/31/2017	4,632,750
11,235,000	3.625%, 2/15/2021	11,715,116
1,250,000	7.625%, 2/15/2025	1,780,469
2,975,000	4.375%, 5/15/2040	2,973,155
	U.S. Treasury Notes, TIPS
785,137	3.375%, 1/15/2012	802,128
1,016,137	2.000%, 1/15/2014	1,094,729
824,327	1.625%, 1/15/2015	894,138
897,515	0.500%, 4/15/2015	936,081
723,730	2.500%, 7/15/2016	828,218
938,464	2.625%, 7/15/2017	1,091,698
745,235	1.125%, 1/15/2021	773,880
202,793	2.375%, 1/15/2025	233,085

	Total U.S. Government and Agencies	70,634,896

Utilities (0.2%)
	AES Corporation
730,000	7.375%, 7/1/2021[c]	740,950
	Dominion Resources, Inc.
1,750,000	6.300%, 9/30/2066	1,708,437
	Energy Transfer Partners, LP
968,000	6.625%, 10/15/2036	998,808
1,750,000	7.500%, 7/1/2038	1,981,285
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
740,000	6.500%, 8/15/2021	734,450
	Southern Union Company
3,500,000	7.200%, 11/1/2066	3,255,000

	Total Utilities	9,418,930

	Total Long-Term Fixed Income (cost $313,479,925)	318,393,454

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
730	Ally Financial, Inc., 7.000%[c,d]	686,063

	Total Financials	686,063

	Total Preferred Stock (cost $692,350)	686,063

Principal Amount	Short-Term Investments (7.7%)[g]
	Alpine Securitization Corporation
10,000,000	0.130%, 7/18/2011	9,999,386
	BNP Paribas Canada
5,890,000	0.100%, 7/1/2011	5,890,000
3,000,000	0.100%, 7/5/2011	2,999,967
	Chariot Funding, LLC
5,000,000	0.130%, 7/22/2011	4,999,621
	Falcon Asset Securitization Corporation
30,000,000	0.130%, 7/22/2011	29,997,725
	Federal Home Loan Bank Discount Notes
5,000,000	0.033%, 7/6/2011	4,999,977
15,000,000	0.040%, 7/13/2011	14,999,800
5,000,000	0.050%, 7/15/2011	4,999,903
5,000,000	0.010%, 7/18/2011	4,999,976
25,000,000	0.015%, 7/20/2011	24,999,802
10,000,000	0.010%, 7/22/2011	9,999,942
7,300,000	0.070%, 8/5/2011	7,299,503
5,500,000	0.080%, 8/29/2011[h]	5,499,279
	Federal Home Loan Mortgage Corporation Discount Notes
20,000,000	0.050%, 7/15/2011	19,999,611
12,645,000	0.050%, 7/21/2011	12,644,649
25,000,000	0.050%, 7/25/2011	24,999,166
7,200,000	0.060%, 8/1/2011	7,199,628
800,000	0.085%, 8/17/2011[i]	799,911
13,400,000	0.148%, 8/29/2011[h,i]	13,396,779
1,000,000	0.070%, 8/31/2011[h]	999,881
	Federal National Mortgage Association Discount Notes
21,288,000	0.040%, 7/13/2011	21,287,716
	Jupiter Securitization Company, LLC
30,000,000	0.130%, 7/22/2011	29,997,725
	Old Line Funding, LLC
3,000,000	0.130%, 8/1/2011	2,999,664
	Proctor & Gamble International Funding SCA
16,050,000	0.080%, 7/11/2011	16,049,643
	Thunder Bay Funding, LLC
6,000,000	0.130%, 7/21/2011	5,999,567
18,395,000	0.130%, 7/27/2011	18,393,273
	U.S. Treasury Bills
7,700,000	0.140%, 8/18/2011[h]	7,698,572

	Total Short-Term Investments (at amortized cost)	314,150,666

	Total Investments (cost $4,031,778,480) 100.2%	$4,084,618,784

	Other Assets and Liabilities, Net (0.2%)	(6,161,646)

	Total Net Assets 100.0%	$4,078,457,138

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $34,689,097 or 0.9% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

f	All or a portion of the security was earmarked to cover written options.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	At June 30, 2011, $24,745,153 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	At June 30, 2011, $1,793,594 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$177,715,216
Gross unrealized depreciation	(124,612,783)

Net unrealized appreciation (depreciation)	$53,102,433

Cost for federal income tax purposes	$4,031,516,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,655,693,745	1,655,693,745	—	—
Fixed Income Mutual Funds	1,292,741,823	1,292,741,823	—	—
Common Stock
Communications Services	795,354	—	795,354	—
Consumer Discretionary	40,804,465	36,260,486	4,543,979	—
Consumer Staples	35,741,478	33,024,379	2,717,099	—
Energy	56,874,570	54,072,374	2,802,196	—
Financials	60,009,362	58,817,709	1,191,653	—
Health Care	70,115,438	69,311,918	803,520	—
Industrials	54,457,544	52,841,241	1,616,303	—
Information Technology	138,396,472	137,395,880	1,000,592	—
Materials	24,542,612	22,533,621	2,008,991	—
Telecommunications Services	10,461,543	8,304,034	2,157,509	—
Utilities	10,754,195	9,534,978	1,219,217	—
Long-Term Fixed Income
Asset-Backed Securities	20,716,216	—	20,716,216	—
Basic Materials	10,021,346	—	10,021,346	—
Capital Goods	2,204,928	—	2,204,928	—
Collateralized Mortgage Obligations	40,998,205	—	40,998,205	—
Commercial Mortgage-Backed Securities	53,044,169	—	53,044,169	—
Communications Services	14,453,734	—	14,453,734	—
Consumer Cyclical	8,818,187	—	8,818,187	—
Consumer Non-Cyclical	20,709,884	—	20,709,884	—
Energy	7,684,062	—	7,684,062	—
Financials	39,172,616	—	37,543,616	1,629,000
Foreign Government	1,802,941	—	1,802,941	—
Mortgage-Backed Securities	15,691,965	—	15,691,965	—
Technology	1,499,750	—	1,499,750	—
Transportation	1,521,625	—	1,521,625	—
U.S. Government and Agencies	70,634,896	—	70,634,896	—
Utilities	9,418,930	—	9,418,930	—
Preferred Stock
Financials	686,063	—	686,063	—
Short-Term Investments	314,150,666	—	314,150,666	—

Total	$4,084,618,784	$3,430,532,188	$652,457,596	$1,629,000

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	10,284,833	10,284,833	—	—
Call Options Written	2,156	—	—	2,156
Credit Default Swaps	375,077	—	375,077	—

Total Asset Derivatives	$10,662,066	$10,284,833	$375,077	$2,156

Liability Derivatives
Futures Contracts	8,556,334	8,556,334	—	—
Credit Default Swaps	60,793	—	60,793	—

Total Liability Derivatives	$8,617,127	$8,556,334	$60,793	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderate Allocation Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income Financials	—	—	(36,000)	1,665,000	—	—	—	1,629,000
Other Financial Instruments
Call Options Written	—	—	2,156	—	—	—	—	2,156

Total	$—	$—	($33,844)	$1,665,000	$—	$—	$—	$1,631,156

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($33,844.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(295)	September 2011	($64,562,617)	($64,706,406)	($143,789)
5-Yr. U.S. Treasury Bond Futures	(875)	September 2011	(103,623,310)	(104,295,896)	(672,586)
10-Yr. U.S. Treasury Bond Futures	(245)	September 2011	(29,833,746)	(29,970,392)	(136,646)
Mini MSCI EAFE Index Futures	201	September 2011	16,678,442	17,244,795	566,353
Russell 2000 Index Mini-Futures	(1,012)	September 2011	(79,712,912)	(83,530,480)	(3,817,568)
S&P 400 Index Mini-Futures	(1,089)	September 2011	(102,555,105)	(106,340,850)	(3,785,745)
S&P 500 Index Futures	1,034	September 2011	330,338,270	340,056,750	9,718,480
Total Futures Contracts					$1,728,499

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage
Association Conventional 30 Yr. Pass Through	1	$104.45	July 2011	($281)	$2,156
Total Call Options Written				($281)	$2,156

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$15,000,000	$612,375	($469,539)	$142,836
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	23,000,000	952,200	(719,959)	232,241
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	23,000,000	659,166	(719,959)	(60,793)
Total Credit Default Swaps					($1,909,457)	$314,284

1	As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$2,156
Total Interest Rate Contracts		2,156
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,284,833
Total Equity Contracts		10,284,833
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	375,077
Total Credit Contracts		375,077

Total Asset Derivatives		$10,662,066

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,603,313
Total Equity Contracts		7,603,313
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	953,021
Total Interest Rate Contracts		953,021
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	60,793
Total Credit Contracts		60,793

Total Liability Derivatives		$8,617,127

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,406,199
Total Equity Contracts		5,406,199
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(141,399)
Total Foreign Exchange Contracts		(141,399)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,010,663)
Total Interest Rate Contracts		(3,010,663)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(917,491)
Total Credit Contracts		(917,491)

Total		$1,336,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	2,156
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(953,021)
Total Interest Rate Contracts		(950,865)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,104,734
Total Equity Contracts		1,104,734
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	314,284
Total Credit Contracts		314,284

Total		$468,153

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$376,563,749	9.8%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	112,234,197	2.9	N/A	N/A	N/A	N/A	1
Foreign Exchange Contracts	N/A	N/A	$739,128	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$45,377,251	1.2%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Real Estate Securities	$99,423,361	$—	$—	6,860,853	$110,142,071	$—
Partner Small Cap Growth	58,029,531	—	—	4,491,902	64,193,768	—
Partner Small Cap Value	80,564,038	172,838	—	4,235,223	83,761,267	172,838
Small Cap Stock	45,549,804	—	—	3,596,908	48,534,878	—
Mid Cap Growth II	28,136,866	1,049,270	—	2,934,279	29,819,021	29,038
Partner Mid Cap Value	78,175,286	169,486	—	5,853,149	82,923,313	169,486
Mid Cap Stock	142,366,059	64,932	—	11,623,612	150,526,937	64,932
Partner Worldwide Allocation	208,688,622	23,121,358	—	26,331,012	240,776,036	121,358
Partner International Stock	187,198,240	68,777	—	17,546,838	196,470,185	68,777
Large Cap Growth II	151,243,607	3,066,508	—	22,248,154	156,778,290	216,116
Large Cap Value	275,009,351	61,876	—	25,642,869	286,502,644	61,876
Large Cap Stock	170,579,507	20,161	—	20,069,137	177,162,312	20,161
Equity Income Plus	26,476,160	74,172	—	2,930,787	28,103,023	74,172
High Yield	148,465,627	23,386,859	15,218,687	32,529,773	157,623,015	5,783,800
Income	494,090,978	62,661,409	122,548	55,836,348	562,272,021	12,462,619
Limited Maturity Bond	511,433,385	60,580,665	131,301	58,323,419	572,846,787	6,796,248
Total Value and Income Earned	2,705,430,422				2,948,435,568	26,041,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Mutual Funds (69.4%)	Value
Equity Mutual Funds (23.0%)
1,980,178	Thrivent Real Estate Securities Portfolio[a]	$31,789,182
1,265,037	Thrivent Partner Small Cap Value Portfolio	25,019,022
1,614,844	Thrivent Small Cap Stock Portfolio[a]	21,789,898
2,133,199	Thrivent Partner Mid Cap Value Portfolio	30,221,664
2,927,221	Thrivent Mid Cap Stock Portfolio	37,907,804
8,931,119	Thrivent Partner Worldwide Allocation Portfolio	81,667,939
3,793,944	Thrivent Partner International Stock Portfolio	42,480,408
5,454,098	Thrivent Large Cap Growth Portfolio II	38,433,940
7,462,376	Thrivent Large Cap Value Portfolio	83,375,638
2,726,514	Thrivent Large Cap Stock Portfolio	24,068,574
1,161,468	Thrivent Equity Income Plus Portfolio	11,137,202

	Total Equity Mutual Funds	427,891,271

Fixed Income Mutual Funds (46.4%)
15,152,232	Thrivent High Yield Portfolio	73,420,139
23,923,643	Thrivent Income Portfolio	240,911,087
55,848,815	Thrivent Limited Maturity Bond Portfolio	548,541,475

	Total Fixed Income Mutual Funds	862,872,701

	Total Mutual Funds (cost $1,277,072,738)	1,290,763,972

	Common Stock (9.7%)
Consumer Discretionary (0.8%)
6,300	Amazon.com, Inc.[a]	1,288,287
6,109	Autoliv, Inc.	479,251
19,969	Carnival Corporation	751,433
8,340	CBS Corporation	237,607
4,000	Charter Communications, Inc.[a]	217,040
17,700	Darden Restaurants, Inc.	880,752
20,921	Discovery Communications, Inc.[a]	856,924
4,502	Dollar Tree, Inc.[a]	299,923
27,435	Foot Locker, Inc.	651,855
106,000	Ford Motor Company[a]	1,461,740
20,080	Lowe’s Companies, Inc.	468,065
21,456	Macy’s, Inc.	627,373
12,810	Omnicom Group, Inc.	616,930
3,654	Panera Bread Company[a]	459,162
16,900	Phillips-Van Heusen Corporation	1,106,443
57,749	Pier 1 Imports, Inc.[a]	668,156
12,586	Signet Jewelers, Ltd.[a]	589,151
23,670	Staples, Inc.	373,986
11,620	Time Warner Cable, Inc.	906,825
10,260	Viacom, Inc.	523,260
13,502	Walt Disney Company	527,118
9,800	Williams-Sonoma, Inc.	357,602

	Total Consumer Discretionary	14,348,883

Consumer Staples (0.7%)
18,660	Altria Group, Inc.	492,811
21,527	Anheuser-Busch InBev NV ADR	1,248,781
12,400	BJ’s Wholesale Club, Inc.[a]	624,340
18,588	Corn Products International, Inc.	1,027,545
6,250	Diageo plc ADR	511,687
8,615	Diamond Foods, Inc.	657,669
11,064	Flowers Foods, Inc.	243,850
11,712	Herbalife, Ltd.	675,080
30,539	Kraft Foods, Inc.	1,075,889
59,156	Philip Morris International, Inc.	3,949,846
7,089	TreeHouse Foods, Inc.[a]	387,130
30,423	Walgreen Company	1,291,761

	Total Consumer Staples	12,186,389

Energy (1.1%)
5,161	Alpha Natural Resources, Inc.[a]	234,516
17,395	Apache Corporation	2,146,369
30,242	Arch Coal, Inc.	806,252
26,698	Baker Hughes, Inc.	1,937,207
7,357	BP plc ADR	325,841
16,620	Chevron Corporation	1,709,201
18,090	ConocoPhillips	1,360,187
33,671	ENSCO International plc ADR	1,794,664
29,900	Exxon Mobil Corporation	2,433,262
18,500	Helix Energy Solutions Group, Inc.[a]	306,360
28,000	James River Coal Company[a]	582,960
7,109	National Oilwell Varco, Inc.	555,995
4,500	Occidental Petroleum Corporation	468,180
7,491	Oil States International, Inc.[a]	598,606
25,960	Patriot Coal Corporation[a]	577,870
22,790	Peabody Energy Corporation	1,342,559
40,009	Petroleum Geo-Services ASA[a]	571,553
7,900	Schlumberger, Ltd.	682,560
7,300	Southwestern Energy Company[a]	313,024
15,981	Swift Energy Company[a]	595,612
90,500	Weatherford International, Ltd.[a]	1,696,875
5,400	Whiting Petroleum Corporation[a]	307,314

	Total Energy	21,346,967

Financials (1.3%)
14,170	ACE, Ltd.	932,669
5,543	Affiliated Managers Group, Inc.[a]	562,337
53,157	Aflac, Inc.	2,481,369
9,190	Aon Corporation	471,447
49,693	Bank of America Corporation	544,635
5,150	BlackRock, Inc.	987,822
10,130	Capital One Financial Corporation	523,417
9,522	Citigroup, Inc.	396,496
18,283	Duke Realty Corporation	256,145
6,400	Endurance Specialty Holdings, Ltd.	264,512
15,626	Equity One, Inc.	291,269
4,190	Goldman Sachs Group, Inc.	557,647
16,018	HCC Insurance Holdings, Inc.	504,567
21,098	Host Hotels & Resorts, Inc.	357,611
1,845	IntercontinentalExchange, Inc.[a]	230,090
86,480	J.P. Morgan Chase & Company	3,540,491
36,120	KKR & Company, LP	589,478
20,543	LaSalle Hotel Properties	541,103
6,088	Lazard, Ltd.	225,865
5,500	M&T Bank Corporation	483,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (9.7%)	Value
Financials (1.3%) - continued
10,590	MetLife, Inc.	$464,583
9,400	NASDAQ OMX Group, Inc.[a]	237,820
10,000	Northern Trust Corporation	459,600
43,366	Ocwen Financial Corporation[a]	553,350
289,685	Popular, Inc.[a]	799,531
23,026	Principal Financial Group, Inc.	700,451
12,700	State Street Corporation	572,643
15,622	SVB Financial Group[a]	932,790
20,865	Texas Capital Bancshares, Inc.[a]	538,943
38,180	Unum Group	972,826
5,560	Vanguard REIT ETF	334,156
15,424	W.R. Berkley Corporation	500,355
31,270	Wells Fargo & Company	877,436
37,593	Zions Bancorporation	902,608

	Total Financials	23,589,787

Health Care (1.3%)
6,600	Alexion Pharmaceuticals, Inc.[a]	310,398
11,137	Align Technology, Inc.[a]	253,924
9,030	Baxter International, Inc.	539,001
7,812	C.R. Bard, Inc.	858,226
4,988	Celgene Corporation[a]	300,876
14,511	Covance, Inc.[a]	861,518
9,337	Coventry Health Care, Inc.[a]	340,520
15,690	Covidien plc	835,179
5,572	Gen-Probe, Inc.[a]	385,304
14,720	HCA Holdings, Inc.[a]	485,760
28,543	Health Net, Inc.[a]	916,801
7,080	Johnson & Johnson	470,962
48,150	McKesson Corporation	4,027,747
64,561	Mylan, Inc.[a]	1,592,720
186,256	Pfizer, Inc.	3,836,873
20,763	PSS World Medical, Inc.[a]	581,572
4,500	Quest Diagnostics, Inc.	265,950
25,600	Thermo Fisher Scientific, Inc.[a]	1,648,384
9,100	Thoratec Corporation[a]	298,662
9,862	United Therapeutics Corporation[a]	543,396
65,358	UnitedHealth Group, Inc.	3,371,166
11,230	Universal Health Services, Inc.	578,682
3,389	Varian Medical Systems, Inc.[a]	237,298
4,782	Vertex Pharmaceuticals, Inc.[a]	248,616
2,800	Waters Corporation[a]	268,072
12,051	Zimmer Holdings, Inc.[a]	761,623

	Total Health Care	24,819,230

Industrials (1.1%)
22,040	Boeing Company	1,629,417
13,390	Caterpillar, Inc.	1,425,499
6,103	Chicago Bridge and Iron Company	237,407
10,971	CSX Corporation	287,660
25,891	Deluxe Corporation	639,767
20,950	EMCOR Group, Inc.[a]	614,045
26,150	Emerson Electric Company	1,470,938
4,818	Expeditors International of Washington, Inc.	246,633
23,667	FTI Consulting, Inc.[a]	897,926
14,400	GATX Corporation	534,528
35,000	General Dynamics Corporation	2,608,200
67,970	General Electric Company	1,281,914
12,480	Harsco Corporation	406,848
10,321	Honeywell International, Inc.	615,028
68,046	Manitowoc Company, Inc.	1,145,895
4,300	Manpower, Inc.	230,695
14,717	Oshkosh Corporation[a]	425,910
7,722	Parker Hannifin Corporation	692,972
8,000	Republic Services, Inc.	246,800
28,481	Shaw Group, Inc.[a]	860,411
10,187	SPX Corporation	842,057
11,165	Teledyne Technologies, Inc.[a]	562,269
19,350	Textron, Inc.	456,854
6,700	Tyco International, Ltd.	331,181
9,504	United Technologies Corporation	841,199
11,390	WESCO International, Inc.[a]	616,085

	Total Industrials	20,148,138

Information Technology (2.5%)
42,041	Accenture plc	2,540,117
16,274	Akamai Technologies, Inc.[a]	512,143
5,300	Alliance Data Systems Corporation[a]	498,571
12,136	Apple, Inc.[a]	4,073,691
25,250	Broadcom Corporation[a]	849,410
104,281	Brocade Communications[a]	673,655
153,300	Cisco Systems, Inc.	2,393,013
9,341	Cognizant Technology Solutions Corporation[a]	685,069
12,855	CommVault Systems, Inc.[a]	571,405
34,500	Corning, Inc.	626,175
9,450	eBay, Inc.[a]	304,952
52,400	EMC Corporation[a]	1,443,620
9,336	F5 Networks, Inc.[a]	1,029,294
4,832	Google, Inc.[a]	2,446,828
68,200	Hewlett-Packard Company	2,482,480
9,495	Informatica Corporation[a]	554,793
21,136	International Business Machines Corporation	3,625,881
9,107	Juniper Networks, Inc.[a]	286,871
5,100	Lam Research Corporation[a]	225,828
127,678	Microsoft Corporation	3,319,628
49,977	Monster Worldwide, Inc.[a]	732,663
14,098	Netlogic Microsystems, Inc.[a]	569,841
30,086	NXP Semiconductors NVa	804,199
143,380	Oracle Corporation	4,718,636
17,957	Plantronics, Inc.	655,969
19,791	Plexus Corporation[a]	688,925
28,250	QUALCOMM, Inc.	1,604,317
24,513	Quest Software, Inc.[a]	557,180
4,969	Salesforce.com, Inc.[a]	740,282
24,800	SuccessFactors, Inc.[a]	729,120
19,991	TE Connectivity, Ltd.	734,869
72,545	Teradyne, Inc.[a]	1,073,666
39,663	TIBCO Software, Inc.[a]	1,151,020
20,400	ValueClick, Inc.[a]	338,640
8,850	VeriFone Systems, Inc.[a]	392,497
13,850	VMware, Inc.[a]	1,388,185
27,161	Xilinx, Inc.	990,562

	Total Information Technology	47,013,995

Materials (0.5%)
5,158	Albemarle Corporation	356,933
6,173	CF Industries Holdings, Inc.	874,529
13,490	Dow Chemical Company	485,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (9.7%)	Value
Materials (0.5%) - continued
25,492	E.I. du Pont de Nemours and Company	$1,377,843
76,450	Freeport-McMoRan Copper & Gold, Inc.	4,044,205
6,162	Sigma-Aldrich Corporation	452,167
7,778	Silgan Holdings, Inc.	318,665
22,080	Steel Dynamics, Inc.	358,800
9,400	Temple-Inland, Inc.	279,556

	Total Materials	8,548,338

Telecommunications Services (0.2%)
22,270	AT&T, Inc.	699,501
40,488	NII Holdings, Inc.[a]	1,715,881
29,499	Verizon Communications, Inc.	1,098,248

	Total Telecommunications Services	3,513,630

Utilities (0.2%)
12,330	American Electric Power Company, Inc.	464,594
14,600	CMS Energy Corporation	287,474
17,510	Exelon Corporation	750,128
35,430	NiSource, Inc.	717,458
19,792	NV Energy, Inc.	303,807
28,098	PNM Resources, Inc.	470,361
14,181	Southwest Gas Corporation	547,528
11,849	UGI Corporation	377,865

	Total Utilities	3,919,215

	Total Common Stock (cost $163,606,962)	179,434,572

Principal Amount	Long-Term Fixed Income (9.7%)

Asset-Backed Securities (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
2,936,876	0.336%, 8/25/2036[b]	2,365,072
	GSAMP Trust
2,104,588	0.366%, 2/25/2036[b]	1,740,721
	J.P. Morgan Mortgage Acquisition Corporation
7,500,000	5.461%, 10/25/2036	5,780,565
	Morgan Stanley Capital, Inc.
3,115,952	0.336%, 2/25/2037[b]	1,974,059
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036	3,048,243
2,660,612	5.580%, 11/25/2036	1,829,099

	Total Asset-Backed Securities	16,737,759

Basic Materials (0.3%)
	ArcelorMittal
2,300,000	7.000%, 10/15/2039	2,325,516
	Arch Coal, Inc.
300,000	7.000%, 6/15/2019[c]	299,250
	Dow Chemical Company
2,300,000	4.250%, 11/15/2020	2,244,694
	FMG Resources Property, Ltd.
310,000	7.000%, 11/1/2015[c]	316,200
	Georgia-Pacific, LLC
270,000	8.000%, 1/15/2024	320,637
	Novelis, Inc.
$300,000	8.375%, 12/15/2017	320,250

	Total Basic Materials	5,826,547

Capital Goods (0.1%)
	Case New Holland, Inc.
330,000	7.875%, 12/1/2017[c]	363,000
	Danaher Corporation
920,000	0.497%, 6/21/2013[b]	921,267

	Total Capital Goods	1,284,267

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
967,295	5.500%, 11/25/2035	840,707
	CitiMortgage Alternative Loan Trust
3,310,516	5.750%, 4/25/2037	2,416,743
	Countrywide Alternative Loan Trust
656,077	6.000%, 1/25/2037	460,786
4,525,112	5.500%, 5/25/2037	3,384,350
3,985,144	7.000%, 10/25/2037	2,536,879
	Countrywide Home Loans, Inc.
2,071,650	5.750%, 4/25/2037	1,887,381
	Deutsche Alt-A Securities, Inc.
663,505	5.500%, 10/25/2021	616,308
1,228,824	6.000%, 10/25/2021	1,052,377
	HomeBanc Mortgage Trust
1,461,616	2.234%, 4/25/2037	900,830
	J.P. Morgan Mortgage Trust
317,054	5.346%, 10/25/2036	262,126
	MASTR Alternative Loans Trust
776,147	6.500%, 7/25/2034	813,781
	Merrill Lynch Alternative Note Asset Trust
776,591	6.000%, 3/25/2037	612,548
	Sequoia Mortgage Trust
841,478	5.401%, 9/20/2046	299,817
	WaMu Mortgage Pass Through Certificates
925,612	5.836%, 9/25/2036	772,012
933,220	5.936%, 10/25/2036	868,353
1,083,275	5.387%, 11/25/2036	952,314

	Total Collateralized Mortgage Obligations	18,677,312

Commercial Mortgage-Backed Securities (1.9%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.823%, 4/10/2049	4,969,960
6,000,000	5.802%, 6/10/2049	6,456,120
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	2,112,424
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,803,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.7%)	Value
Commercial Mortgage-Backed Securities (1.9%) - continued
	Credit Suisse First Boston Mortgage Securities
$4,600,000	5.542%, 1/15/2049	$4,805,579
	Credit Suisse Mortgage Capital Certificates
5,800,000	5.509%, 9/15/2039	5,460,149
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
212,051	3.342%, 12/25/2019	217,621
	Government National Mortgage Association
215,307	2.164%, 3/16/2033	218,639
195,587	3.214%, 1/16/2040	203,073
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	2,834,531
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,300,000	5.932%, 2/12/2049	2,229,845
	Morgan Stanley Capital, Inc.
1,750,000	5.406%, 3/15/2044	1,641,553
	Wachovia Bank Commercial Mortgage Trust
3,450,000	5.603%, 10/15/2048	3,262,389

	Total Commercial Mortgage- Backed Securities	36,215,656

Communications Services (0.4%)
	CBS Corporation
1,150,000	7.875%, 7/30/2030	1,372,448
1,150,000	5.900%, 10/15/2040	1,100,703
	CCO Holdings, LLC
330,000	7.000%, 1/15/2019	339,900
	Clear Channel Worldwide Holdings, Inc.
300,000	9.250%, 12/15/2017	327,000
	Cox Communications, Inc.
2,300,000	6.950%, 6/1/2038[c]	2,591,090
	Cricket Communications, Inc.
260,000	7.750%, 10/15/2020	254,800
	Dish DBS Corporation
365,000	6.750%, 6/1/2021[c]	374,125
	EH Holding Corporation
300,000	6.500%, 6/15/2019[c]	305,250
	Intelsat Luxembourg SA
220,000	11.500%, 2/4/2017[c]	236,500
	NII Capital Corporation
410,000	7.625%, 4/1/2021	428,450
	Virgin Media Finance plc
270,000	9.500%, 8/15/2016	305,100
	Wind Acquisition Finance SA
300,000	7.250%, 2/15/2018[c]	312,000

	Total Communications Services	7,947,366

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[c]	196,500
	Goodyear Tire & Rubber Company
$410,000	8.250%, 8/15/2020	442,800
	Home Depot, Inc.
2,300,000	5.875%, 12/16/2036	2,353,935
	MGM Resorts International
260,000	11.125%, 11/15/2017	297,050
	Rite Aid Corporation
300,000	7.500%, 3/1/2017	297,750
	Starwood Hotels & Resorts Worldwide, Inc.
300,000	6.750%, 5/15/2018	332,250
	Toys R Us Property Company II, LLC
300,000	8.500%, 12/1/2017	313,500
	West Corporation
300,000	7.875%, 1/15/2019[c]	291,000

	Total Consumer Cyclical	4,524,785

Consumer Non-Cyclical (0.7%)
	Altria Group, Inc.
2,300,000	9.950%, 11/10/2038	3,231,606
	Anheuser-Busch Companies, Inc.
1,150,000	6.450%, 9/1/2037	1,304,122
	Anheuser-Busch InBev Worldwide, Inc.
1,150,000	8.200%, 1/15/2039	1,581,710
	Community Health Systems, Inc.
300,000	8.875%, 7/15/2015	309,000
	HCA, Inc.
300,000	7.250%, 9/15/2020	322,125
	JBS USA, LLC/JBS USA Finance, Inc.
260,000	11.625%, 5/1/2014	299,000
	Kraft Foods, Inc.
1,150,000	5.375%, 2/10/2020	1,257,178
1,150,000	7.000%, 8/11/2037	1,339,676
	Mylan, Inc.
270,000	7.875%, 7/15/2020[c]	296,325
	Reynolds Group Holdings, Ltd.
320,000	6.875%, 2/15/2021[c]	312,000
	UnitedHealth Group, Inc.
1,150,000	6.875%, 2/15/2038	1,314,951
1,150,000	5.700%, 10/15/2040	1,137,608

	Total Consumer Non-Cyclical	12,705,301

Energy (0.2%)
	Denbury Resources, Inc.
300,000	9.750%, 3/1/2016	335,250
	Linn Energy, LLC
300,000	7.750%, 2/1/2021[c]	312,000
	Pioneer Natural Resources Company
220,000	7.500%, 1/15/2020	247,898
	Plains Exploration & Production Company
300,000	7.625%, 6/1/2018	315,000
	SandRidge Energy, Inc.
300,000	8.000%, 6/1/2018[c]	306,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.7%)	Value
Energy (0.2%) - continued
	Weatherford International, Ltd.
$2,300,000	6.750%, 9/15/2040	$2,463,240

	Total Energy	3,979,388

Financials (1.3%)
	Achmea Hypotheekbank NV
220,000	3.200%, 11/3/2014[c]	230,913
	AXA SA
2,300,000	6.379%, 12/29/2049[c,d]	2,012,500
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[c]	227,583
	BBVA International Preferred SA Unipersonal
1,150,000	5.919%, 12/29/2049[d]	952,071
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[c]	225,428
	Cie de Financement Foncier
225,000	2.250%, 3/7/2014[c]	227,449
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[c]	228,060
	General Electric Capital Corporation
2,300,000	6.750%, 3/15/2032	2,555,420
	HCP, Inc.
2,300,000	6.750%, 2/1/2041	2,431,792
	Health Care REIT, Inc.
920,000	6.500%, 3/15/2041	901,056
	Icahn Enterprises, LP
235,000	8.000%, 1/15/2018	238,525
	International Bank for Reconstruction & Development
225,000	2.375%, 5/26/2015	232,442
	International Lease Finance Corporation
300,000	5.750%, 5/15/2016	295,415
	MetLife, Inc.
2,300,000	7.875%, 12/15/2037[c]	2,402,826
	Prudential Financial, Inc.
2,300,000	6.200%, 11/15/2040	2,350,414
	QBE Capital Funding III, Ltd.
2,400,000	7.250%, 5/24/2041[c]	2,408,098
	Reinsurance Group of America, Inc.
1,150,000	6.750%, 12/15/2065	1,098,651
	Royal Bank of Canada
215,000	3.125%, 4/14/2015[c]	223,505
	Stoneheath RE
1,200,000	6.868%, 12/29/2049[d]	1,086,000
	Toronto-Dominion Bank
220,000	2.200%, 7/29/2015[c]	222,926
	XL Capital, Ltd.
1,150,000	6.500%, 12/31/2049[d]	1,055,125
	XL Group plc
2,300,000	6.250%, 5/15/2027	2,327,756

	Total Financials	23,933,955

Foreign Government (0.1%)
	Bank Nederlandse Gemeenten NV
315,000	4.375%, 2/16/2021[c]	326,937
	Kommunalbanken AS
$225,000	2.750%, 5/5/2015[c]	234,713
	Kreditanstalt fuer Wiederaufbau
120,000	0.195%, 6/17/2013[b]	119,930

	Total Foreign Government	681,580

Mortgage-Backed Securities (0.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	6.000%, 7/1/2041[e]	960,996
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
225,000	4.000%, 7/1/2026[e]	234,351
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
12,475,000	4.500%, 7/1/2041[e,f]	12,905,774
225,000	5.000%, 7/1/2041[e]	239,063

	Total Mortgage-Backed Securities	14,340,184

Technology (<0.1%)
	Freescale Semiconductor, Inc.
285,000	9.250%, 4/15/2018[c]	307,087
	Seagate HDD Cayman
340,000	7.750%, 12/15/2018[c]	357,000

	Total Technology	664,087

Transportation (<0.1%)
	Delta Air Lines, Inc.
300,000	9.500%, 9/15/2014[c]	319,875
	Hertz Corporation
300,000	6.750%, 4/15/2019[c]	297,000

	Total Transportation	616,875

U.S. Government and Agencies (1.4%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2012[c]	89,706
90,000	Zero Coupon, 1/7/2014[c]	87,169
	Federal Agricultural Mortgage Corporation
225,000	2.125%, 9/15/2015	229,021
	Federal Home Loan Banks
870,000	5.375%, 5/18/2016	1,009,115
1,300,000	5.000%, 11/17/2017	1,493,322
	Federal Home Loan Mortgage Corporation
1,355,000	0.750%, 3/28/2013	1,361,957
430,000	2.500%, 1/7/2014	448,910
595,000	4.875%, 6/13/2018	676,266
	Federal National Mortgage Association
710,000	1.250%, 2/27/2014	718,903
325,000	4.375%, 10/15/2015	360,152
255,000	6.250%, 5/15/2029	309,595
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	211,762
	U.S. Treasury Bonds
225,000	4.625%, 2/15/2040	234,598

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.7%)	Value
U.S. Government and Agencies (1.4%) - continued
$150,000	4.375%, 5/15/2041	$149,766
	U.S. Treasury Bonds, TIPS
67,622	2.125%, 2/15/2040	73,587
	U.S. Treasury Notes
2,005,000	0.750%, 6/15/2014	2,002,650
5,150,000	2.500%, 4/30/2015	5,401,062
475,000	2.000%, 1/31/2016	484,240
650,000	2.625%, 2/29/2016	680,265
1,550,000	3.250%, 3/31/2017	1,650,750
4,290,000	3.625%, 2/15/2021	4,473,329
455,000	7.625%, 2/15/2025	648,091
1,275,000	4.375%, 5/15/2040	1,274,209
	U.S. Treasury Notes, TIPS
291,260	3.375%, 1/15/2012	297,564
365,079	2.000%, 1/15/2014	393,316
306,179	1.625%, 1/15/2015	332,108
316,465	0.500%, 4/15/2015	330,063
267,223	2.500%, 7/15/2016	305,803
341,753	2.625%, 7/15/2017	397,555
308,373	1.125%, 1/15/2021	320,226
77,539	2.375%, 1/15/2025	89,121

	Total U.S. Government and Agencies	26,534,181

Utilities (0.3%)
	AES Corporation
330,000	7.375%, 7/1/2021[c]	334,950
	Dominion Resources, Inc.
1,150,000	6.300%, 9/30/2066	1,122,688
	Energy Transfer Partners, LP
637,000	6.625%, 10/15/2036	657,273
1,150,000	7.500%, 7/1/2038	1,301,987
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
300,000	6.500%, 8/15/2021	297,750
	Southern Union Company
2,300,000	7.200%, 11/1/2066	2,139,000

	Total Utilities	5,853,648

	Total Long-Term Fixed Income (cost $177,795,561)	180,522,891

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
340	Ally Financial, Inc., 7.000%[c,d]	319,536

	Total Financials	319,536

	Total Preferred Stock (cost $322,487)	319,536

Principal Amount	Short-Term Investments (11.5%)[g]
	Barton Capital LLC
7,210,000	0.070%, 7/1/2011[h]	7,210,000
	BNP Paribas Canada
3,000,000	0.100%, 7/5/2011	2,999,967
	Chariot Funding, LLC
10,000,000	0.130%, 7/22/2011	9,999,242
	Falcon Asset Securiptization Corporation
5,000,000	0.130%, 7/26/2011	4,999,549
	Federal Home Loan Bank Discount Notes
10,000,000	0.033%, 7/6/2011	9,999,954
20,000,000	0.040%, 7/13/2011	19,999,733
10,000,000	0.045%, 7/15/2011	9,999,825
11,800,000	0.050%, 7/22/2011	11,799,656
8,175,000	0.050%, 7/27/2011	8,174,705
	Federal Home Loan Mortgage Corporation Discount Notes
20,000,000	0.050%, 7/15/2011	19,999,611
7,700,000	0.145%, 8/29/2011[i,j]	7,698,194
	Federal National Mortgage Association Discount Notes
5,000,000	0.010%, 7/8/2011	4,999,990
10,000,000	0.040%, 7/13/2011	9,999,867
50,000,000	0.050%, 7/21/2011	49,998,611
	Liberty Street Funding, LLC
25,000,000	0.140%, 7/12/2011	24,998,930
	Thunder Bay Funding, LLC
6,000,000	0.130%, 7/21/2011	5,999,567
	U.S. Treasury Bills
4,000,000	0.134%, 8/18/2011[i]	3,999,287

	Total Short-Term Investments (at amortized cost)	212,876,688

	Total Investments (cost $1,831,674,436) 100.3%	$1,863,917,659

	Other Assets and Liabilities, Net (0.3%)	(6,395,238)

	Total Net Assets 100.0%	$1,857,522,421

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $17,594,501 or 0.9% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security was earmarked to cover written options.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
i	At June 30, 2011, $10,497,763 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	At June 30, 2011, $764,821 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$61,364,344
Gross unrealized depreciation	(29,186,637)

Net unrealized appreciation (depreciation)	$32,177,707

Cost for federal income tax purposes	$1,831,739,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	427,891,271	427,891,271	—	—
Fixed Income Mutual Funds	862,872,701	862,872,701	—	—
Long-Term Fixed Income
Asset-Backed Securities	16,737,759	—	16,737,759	—
Basic Materials	5,826,547	—	5,826,547	—
Capital Goods	1,284,267	—	1,284,267	—
Collateralized Mortgage Obligations	18,677,312	—	18,677,312	—
Commercial Mortgage-Backed Securities	36,215,656	—	36,215,656	—
Communications Services	7,947,366	—	7,947,366	—
Consumer Cyclical	4,524,785	—	4,524,785	—
Consumer Non-Cyclical	12,705,301	—	12,705,301	—
Energy	3,979,388	—	3,979,388	—
Financials	23,933,955	—	22,847,955	1,086,000
Foreign Government	681,580	—	681,580	—
Mortgage-Backed Securities	14,340,184	—	14,340,184	—
Technology	664,087	—	664,087	—
Transportation	616,875	—	616,875	—
U.S. Government and Agencies	26,534,181	—	26,534,181	—
Utilities	5,853,648	—	5,853,648	—
Common Stock
Consumer Discretionary	14,348,883	14,348,883	—	—
Consumer Staples	12,186,389	12,186,389	—	—
Energy	21,346,967	20,775,414	571,553	—
Financials	23,589,787	23,589,787	—	—
Health Care	24,819,230	24,819,230	—	—
Industrials	20,148,138	20,148,138	—	—
Information Technology	47,013,995	47,013,995	—	—
Materials	8,548,338	8,548,338	—	—
Telecommunications Services	3,513,630	3,513,630	—	—
Utilities	3,919,215	3,919,215	—	—
Preferred Stock
Financials	319,536	—	319,536	—
Short-Term Investments	212,876,688	—	212,876,688	—

Total	$1,863,917,659	$1,469,626,991	$393,204,668	$1,086,000

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,528,816	4,528,816	—	—
Call Options Written	719	—	—	719
Credit Default Swaps	167,632	—	167,632	—

Total Asset Derivatives	$4,697,167	$4,528,816	$167,632	$719

Liability Derivatives
Futures Contracts	2,665,937	2,665,937	—	—
Credit Default Swaps	26,432	—	26,432	—

Total Liability Derivatives	$2,692,369	$2,665,937	$26,432	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Moderately Conservative Allocation Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income Financials	—	—	(24,000)	1,110,000	—	—	—	1,086,000
Other Financial Instruments
Call Options Written	—	—	719	—	—	—	—	719

Total	$—	$—	($23,281)	$1,110,000	$—	$—	$—	$1,086,719

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($23,281).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(250)	September 2011	($54,714,083)	($54,835,938)	($121,855)
5-Yr. U.S. Treasury Bond Futures	(585)	September 2011	(69,279,584)	(69,729,256)	(449,672)
Mini MSCI EAFE Index Futures	188	September 2011	15,599,737	16,129,460	529,723
Russell 2000 Index Mini-Futures	(217)	September 2011	(17,092,591)	(17,911,180)	(818,589)
S&P 400 Index Mini-Futures	(367)	September 2011	(34,561,730)	(35,837,551)	(1,275,821)
S&P 500 Index Futures	416	September 2011	132,812,907	136,812,000	3,999,093
Total Futures Contracts					$1,862,879

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage Association Conventional 30 Yr. Pass Through	1	$104.45	July 2011	($94)	$719
Total Call Options Written				($94)	$719

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$7,000,000	$285,775	($219,118)	$66,657
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	10,000,000	414,001	(313,026)	100,975
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	10,000,000	286,594	(313,026)	(26,432)
Total Credit Default Swaps					($845,170)	$141,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$719
Total Interest Rate Contracts		719
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,528,816
Total Equity Contracts		4,528,816
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	167,632
Total Credit Contracts		167,632

Total Asset Derivatives		$4,697,167

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,094,410
Total Equity Contracts		2,094,410
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	571,527
Total Interest Rate Contracts		571,527
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	26,432
Total Credit Contracts		26,432

Total Liability Derivatives		$2,692,369

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,618,399
Total Equity Contracts		2,618,399
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(3,202)
Total Foreign Exchange Contracts		(3,202)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,687,515)
Total Interest Rate Contracts		(1,687,515)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(406,578)
Total Credit Contracts		(406,578)

Total		$521,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	719
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(571,527)
Total Interest Rate Contracts		(570,808)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,294,519
Total Equity Contracts		1,294,519
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	141,200
Total Credit Contracts		141,200

Total		$864,911

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$160,622,936	9.3%	N/A	N/A	N/A	N/A
Interest Rate Contracts	68,717,338	4.0	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$12,170	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$20,118,574	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Real Estate Securities	$28,695,550	$—	$—	1,980,178	$31,789,182	$—
Partner Small Cap Value	24,064,028	51,626	—	1,265,037	25,019,022	51,626
Small Cap Stock	20,449,739	—	—	1,614,844	21,789,898	—
Partner Mid Cap Value	28,491,230	61,770	—	2,133,199	30,221,664	61,770
Mid Cap Stock	35,852,618	16,352	—	2,927,221	37,907,804	16,352
Partner Worldwide Allocation	71,557,285	7,041,163	—	8,931,119	81,667,939	41,163
Partner International Stock	40,475,646	14,871	—	3,793,944	42,480,408	14,871
Large Cap Growth II	37,077,121	751,749	—	5,454,098	38,433,940	52,981
Large Cap Value	80,030,955	18,007	—	7,462,376	83,375,638	18,007
Large Cap Stock	23,174,261	2,739	—	2,726,514	24,068,574	2,739
Equity Income Plus	10,492,477	29,394	—	1,161,468	11,137,202	29,394
High Yield	66,783,491	13,142,477	6,929,296	15,152,232	73,420,139	2,633,610
Income	205,832,967	32,795,021	43,446	23,923,643	240,911,087	5,244,689
Limited Maturity Bond	475,692,869	72,082,999	103,602	55,848,815	548,541,475	6,386,053
Total Value and Income Earned	1,148,670,237				1,290,763,972	14,553,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.7%)	Value
Communications Equipment (5.7%)
35,430	QUALCOMM, Inc.	$2,012,070

	Total Communications Equipment	2,012,070

Computers & Peripherals (13.0%)
8,609	Apple, Inc.[a]	2,889,783
32,287	NetApp, Inc.[a]	1,704,108

	Total Computers & Peripherals	4,593,891

Consumer Discretionary (7.8%)
28,777	Coinstar, Inc.[a,b]	1,569,498
25,360	GameStop Corporation[a,b]	676,351
27,333	Pandora Media, Inc.[a,b]	516,867

	Total Consumer Discretionary	2,762,716

Electronic Equipment, Instruments & Components (8.1%)

26,087	Amphenol Corporation	1,408,437
23,353	Dolby Laboratories, Inc.[a]	991,568
11,752	DTS, Inc.[a]	476,544

	Total Electronic Equipment, Instruments & Components	2,876,549

Financials (2.0%)
5,619	IntercontinentalExchange, Inc.[a]	700,745

	Total Financials	700,745

Industrials (2.0%)
28,086	DigitalGlobe, Inc.[a]	713,665

	Total Industrials	713,665

Internet Software & Services (12.5%)
23,060	21Vianet Group, Inc. ADR[a,b]	316,844
6,954	Equinix, Inc.[a]	702,493
3,103	Google, Inc.[a]	1,571,297
24,971	Rackspace Hosting, Inc.[a]	1,067,261
44,313	Renren, Inc. ADR[a,b]	392,170
11,044	Yandex NVa	392,173

	Total Internet Software & Services	4,442,238

IT Consulting & Services (6.9%)
15,999	Global Payments, Inc.	815,949
38,904	InterXion Holding NVa	589,006
26,270	iSoftstone Holdings, Ltd. ADR[a]	402,194
14,554	VeriFone Systems, Inc.[a]	645,470

	Total IT Consulting & Services	2,452,619

Materials (2.2%)
52,845	STR Holdings, Inc.[a,b]	788,447

	Total Materials	788,447

Semiconductors & Semiconductor Equipment (13.2%)
16,881	Altera Corporation	782,434
12,198	Cavium, Inc.[a,b]	531,711
17,135	Linear Technology Corporation	565,798
40,764	NVIDIA Corporation[a]	649,574
15,702	Texas Instruments, Inc.	515,497
44,998	Xilinx, Inc.	1,641,077

	Total Semiconductors & Semiconductor Equipment	4,686,091

Software (20.9%)
12,011	Citrix Systems, Inc.[a]	960,880
24,145	Microsoft Corporation	627,770
38,328	Oracle Corporation	1,261,375
45,921	RealD, Inc.[a,b]	1,074,092
18,243	Rovi Corporation[a]	1,046,419
9,787	Salesforce.com, Inc.[a]	1,458,067
32,873	SuccessFactors, Inc.[a]	966,466

	Total Software	7,395,069

Telecommunications Services (4.4%)
13,440	American Tower Corporation[a]	702,912
22,353	SBA Communications Corporation[a]	853,661

	Total Telecommunications Services	1,556,573

	Total Common Stock (cost $26,893,841)	34,980,673

	Collateral Held for Securities Loaned (15.5%)
5,471,335	Thrivent Financial Securities Lending Trust	5,471,335

	Total Collateral Held for Securities Loaned (cost $5,471,335)	5,471,335

	Total Investments (cost $32,365,176) 114.2%	$40,452,008

	Other Assets and Liabilities, Net (14.2%)	(5,025,849)

	Total Net Assets 100.0%	$35,426,159

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$	8,421,997
Gross unrealized depreciation		(833,287)

Net unrealized appreciation (depreciation)		$7,588,710

Cost for federal income tax purposes		$32,863,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Technology Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	2,012,070	2,012,070	—	—
Computers & Peripherals	4,593,891	4,593,891	—	—
Consumer Discretionary	2,762,716	2,762,716	—	—
Electronic Equipment, Instruments & Components	2,876,549	2,876,549	—	—
Financials	700,745	700,745	—	—
Industrials	713,665	713,665	—	—
Internet Software & Services	4,442,238	4,442,238	—	—
IT Consulting & Services	2,452,619	2,452,619	—	—
Materials	788,447	788,447	—	—
Semiconductors & Semiconductor Equipment	4,686,091	4,686,091	—	—
Software	7,395,069	7,395,069	—	—
Telecommunications Services	1,556,573	1,556,573	—	—
Collateral Held for Securities Loaned	5,471,335	5,471,335	—	—

Total	$40,452,008	$40,452,008	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$5,439,525	$16,788,043	$16,756,233	5,471,335	$5,471,335	$22,513
Total Value and Income Earned	5,439,525				5,471,335	22,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.6%)	Value
Biotechnology (26.8%)
16,340	Amgen, Inc.[a]	$953,438
23,482	ARIAD Pharmaceuticals, Inc.[a]	266,051
8,200	Biogen Idec, Inc.[a]	876,744
18,443	BioMarin Pharmaceutical, Inc.[a]	501,834
14,700	Celgene Corporation[a]	886,704
6,800	Intercell AGa	28,039
10,900	InterMune, Inc.[a]	390,765
13,300	Onyx Pharmaceuticals, Inc.[a]	469,490
17,200	Savient Pharmaceuticals, Inc.[a]	128,828
9,745	United Therapeutics Corporation[a]	536,950
4,200	Vertex Pharmaceuticals, Inc.[a]	218,358

	Total Biotechnology	5,257,201

Health Care Equipment (18.8%)
14,433	Dexcom, Inc.[a]	209,134
15,289	Given Imaging, Ltd.[a]	311,131
2,898	HeartWare International, Inc.[a]	214,684
24,900	Medtronic, Inc.	959,397
14,300	St. Jude Medical, Inc.	681,824
6,900	Stryker Corporation	404,961
8,747	Thoratec Corporation[a]	287,077
8,862	Varian Medical Systems, Inc.[a]	620,517

	Total Health Care Equipment	3,688,725

Health Care Supplies (2.2%)
18,773	Align Technology, Inc.[a]	428,025

	Total Health Care Supplies	428,025

Life Sciences Tools & Services (3.0%)
7,600	Life Technologies Corporation[a]	395,732
25,855	Sequenom, Inc.[a]	195,205

	Total Life Sciences Tools & Services	590,937

Pharmaceuticals (47.8%)
533,999	CFR Pharmaceuticals SAa	145,111
4,892	Dr. Reddy’s Laboratories, Ltd. ADR	167,942
63,800	GlaxoSmithKline plc	1,367,435
33,597	Hikma Pharmaceuticals plc	410,120
13,672	Hospira, Inc.[a]	774,655
42,700	Mylan, Inc.[a]	1,053,409
7,909	Nichi-iko Pharmaceutical Company, Ltd.[a]	210,675
25,000	Novartis AG	1,532,086
8,940	Novo Nordisk A/S ADR	1,120,003
11,796	Pharmstandard GDR[a]	270,270
7,010	Roche Holding AG	1,173,550
5,071	Sawai Pharmaceutical Company, Ltd.[a]	534,290
10,400	Teva Pharmaceutical Industries, Ltd. ADR	501,488
1,720	Towa Pharmaceutical Company, Ltd.[a]	103,754
	Total Pharmaceuticals	9,364,788

	Total Common Stock (cost $16,291,276)	19,329,676

	Total Investments (cost $16,291,276) 98.6%	$19,329,676

	Other Assets and Liabilities, Net 1.4%	283,601

	Total Net Assets 100.0%	$19,613,277

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,262,019
Gross unrealized depreciation	(224,223)

Net unrealized appreciation (depreciation)	$3,037,796

Cost for federal income tax purposes	$16,291,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	5,257,201	5,229,162	28,039	—
Health Care Equipment	3,688,725	3,688,725	—	—
Health Care Supplies	428,025	428,025	—	—
Life Sciences Tools & Services	590,937	590,937	—	—
Pharmaceuticals	9,364,788	3,887,767	5,477,021	—

Total	$19,329,676	$13,824,616	$5,505,060	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Foreign Currency Forward Contracts	34	—	34	—

Total Liability Derivatives	$34	$—	$34	$—

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
EURO	SSB	3,071	7/1/2011	$4,419	$4,453	($34)
Total Sales				$4,419	$4,453	($34)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($34)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	34
Total Foreign Exchange Contracts		34

Total Liability Derivatives		$34

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(2,926)
Total Foreign Exchange Contracts		(2,926)

Total		($2,926)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(34)
Total Foreign Exchange Contracts		(34)

Total		($34)

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$39,408	0.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (90.7%)	Value
Coal & Consumable Fuels (11.0%)
22,614	Alpha Natural Resources, Inc.[a]	$1,027,580
29,700	Arch Coal, Inc.	791,802
38,577	Patriot Coal Corporation[a]	858,724
26,594	Peabody Energy Corporation	1,566,653
11,297	Uranium Energy Corporation Warrants, $3.95, expires 10/22/2011[a,b]	0

	Total Coal & Consumable Fuels	4,244,759

Consumer Staples (9.2%)
24,403	Archer-Daniels-Midland Company	735,750
12,810	Bunge, Ltd.	883,250
17,495	Corn Products International, Inc.	967,124
11,643	Diageo plc ADR	953,212

	Total Consumer Staples	3,539,336

Financials (14.5%)
9,435	Boston Properties, Inc.	1,001,620
15,886	Equity Residential	953,160
49,192	Host Hotels & Resorts, Inc.	833,804
7,994	Public Storage, Inc.	911,396
8,279	Simon Property Group, Inc.	962,268
10,060	Vornado Realty Trust	937,391

	Total Financials	5,599,639

Integrated Oil & Gas (10.9%)
19,315	BP plc ADR	855,461
8,329	Chevron Corporation	856,555
11,237	ConocoPhillips	844,910
8,682	Occidental Petroleum Corporation	903,275
22,126	Petroleo Brasileiro SA ADR	749,186

	Total Integrated Oil & Gas	4,209,387

Materials (18.6%)
53,276	Alcoa, Inc.	844,958
6,898	CF Industries Holdings, Inc.	977,240
16,708	Freeport-McMoRan Copper & Gold, Inc.	883,853
12,632	Monsanto Company	916,325
15,703	Potash Corporation of Saskatchewan, Inc.	894,914
39,133	Stillwater Mining Company[a]	861,317
13,494	Syngenta AG ADR[a]	911,655
7,475	Walter Energy, Inc.	865,605

	Total Materials	7,155,867

Oil & Gas Drilling (3.8%)
15,304	ENSCO International plc ADR	815,703
25,700	Nabors Industries, Ltd.[a]	633,248

	Total Oil & Gas Drilling	1,448,951

Oil & Gas Equipment & Services (13.9%)
12,491	Baker Hughes, Inc.	906,347
14,420	Cameron International Corporation[a]	725,182
11,301	Dril-Quip, Inc.[a]	766,547
59,324	Global Geophysical Services, Inc.[a]	1,055,967
1,149	National Oilwell Varco, Inc.	89,863
12,222	Oil States International, Inc.[a]	976,660
9,793	Schlumberger, Ltd.	846,115

	Total Oil & Gas Equipment & Services	5,366,681

Oil & Gas Exploration & Production (8.8%)
7,088	Apache Corporation	874,588
24,499	Plains Exploration & Production Company[a]	933,902
18,500	Ultra Petroleum Corporation[a]	847,300
12,932	Whiting Petroleum Corporation[a]	735,960

	Total Oil & Gas Exploration & Production	3,391,750

	Total Common Stock (cost $33,132,874)	34,956,370

Principal Amount	Short-Term Investments (6.5%)[c]
2,500,000	Federal National Mortgage Association Discount Notes 0.010%, 7/8/2011	2,499,995

	Total Short-Term Investments (at amortized cost)	2,499,995

	Total Investments (cost $35,632,869) 97.2%	$37,456,365

	Other Assets and Liabilities, Net 2.8%	1,092,444

	Total Net Assets 100.0%	$38,548,809

a	Non-income producing security.
b	Security is fair valued.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,714,709
Gross unrealized depreciation	(928,371)

Net unrealized appreciation (depreciation)	$1,786,338

Cost for federal income tax purposes	$35,670,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Natural Resources Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	4,244,759	4,244,759	—	—
Consumer Staples	3,539,336	3,539,336	—	—
Financials	5,599,639	5,599,639	—	—
Integrated Oil & Gas	4,209,387	4,209,387	—	—
Materials	7,155,867	7,155,867	—	—
Oil & Gas Drilling	1,448,951	1,448,951	—	—
Oil & Gas Equipment & Services	5,366,681	5,366,681	—	—
Oil & Gas Exploration & Production	3,391,750	3,391,750	—	—
Short-Term Investments	2,499,995	—	2,499,995	—

Total	$37,456,365	$34,956,370	$2,499,995	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Natural Resources Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Common Stock Coal & Consumable Fuels^	23,611	—	(23,611)	—	—	—	—	—

Total	$23,611	$—	($23,611)	$—	$—	$—	$—	$—

^	Securities in these sections are fair valued at $0.
*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($23,611).

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5,811)
Total Foreign Exchange Contracts		(5,811)

Total		($5,811)

The following table presents Partner Natural Resources Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$48,307	0.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.8%)	Value
Brazil (17.8%)
70,072	Banco Bradesco SA ADR	$1,435,775
19,821	Lojas Renner SA	755,781
22,000	Multiplan Empreendimentos Imobiliarios SA	482,373
45,500	Petroleo Brasileiro SA PREF ADR	1,395,940
66,500	Souza Cruz SA	839,399
59,400	Ultrapar Participacoes SA	1,055,780
60,947	Vale SA SP PREF ADR	1,765,025

	Total Brazil	7,730,073

Chile (1.9%)
8,800	Banco Santander Chile SA ADR	825,528

	Total Chile	825,528

China (3.2%)
931,000	PetroChina Company, Ltd.	1,367,434

	Total China	1,367,434

Hong Kong (10.2%)
220,000	AIA Group, Ltd.[a]	765,826
167,000	China Mobile, Ltd.	1,554,733
160,000	Hang Lung Group, Ltd.	1,015,949
60,000	Swire Pacific, Ltd., Class A	883,375
60,000	Swire Pacific, Ltd., Class B	171,566

	Total Hong Kong	4,391,449

Hungary (2.5%)
5,371	Richter Gedeon Nyrt	1,060,811

	Total Hungary	1,060,811

India (12.6%)
60,000	Bharti Airtel, Ltd.	531,239
6,500	GlaxoSmithKline Pharmaceuticals, Ltd.	341,725
2,200	Grasim Industries, Ltd.	103,258
4,350	Grasim Industries, Ltd. GDR	203,758
18,800	Hero Honda Motors, Ltd.	790,520
70,000	Hindustan Unilever, Ltd.	538,872
70,050	Housing Development Finance Corporation	1,110,478
14,000	ICICI Bank, Ltd.	344,109
5,000	ICICI Bank, Ltd. ADR	246,500
11,000	Infosys, Ltd.	717,646
3,900	Infosys, Ltd. ADR	254,397
12,947	Ultra Tech Cement, Ltd.[a]	269,878
2,484	Ultra Tech Cement, Ltd. GDR[a]	51,672

	Total India	5,504,052

Indonesia (3.3%)
190,000	PT Astra International Tbk	1,412,359

	Total Indonesia	1,412,359

Luxembourg (1.9%)
18,100	Tenaris SA ADR	827,713

	Total Luxembourg	827,713

Malaysia (3.2%)
320,000	CIMB Group Holdings Berhad	947,802
96,500	Public Bank Berhad	424,066

	Total Malaysia	1,371,868

Mexico (7.7%)
22,200	Fomento Economico Mexicano SAB de CV ADR	1,476,077
6,800	Grupo Aeroportuario del Sureste SAB de CV ADR	400,792
239,000	Grupo Financiero Banorte SAB de CV ADR	1,085,130
120,300	Organizacion Soriana SAB de CV	360,741

	Total Mexico	3,322,740

Philippines (2.3%)
1,523,700	Ayala Land, Inc.	550,037
312,897	Bank of the Philippine Islands	423,465

	Total Philippines	973,502

Poland (1.6%)
11,790	Bank Pekao SA	697,613

	Total Poland	697,613

Russia (2.7%)
18,400	LUKOIL ADR	1,172,126

	Total Russia	1,172,126

South Africa (3.5%)
29,047	Massmart Holdings, Ltd.	601,412
82,800	Truworths International, Ltd.	898,422

	Total South Africa	1,499,834

South Korea (5.0%)
1,670	E-Mart Company, Ltd.[a]	382,443
2,250	Samsung Electronics Company, Ltd.	1,183,591
1,570	Samsung Electronics Company, Ltd. GDR	413,332
589	Shinsegae Company, Ltd.	187,295

	Total South Korea	2,166,661

Taiwan (5.1%)
220,000	Taiwan Mobile Company, Ltd.	596,742
635,499	Taiwan Semiconductor Manufacturing Company, Ltd.	1,601,621

	Total Taiwan	2,198,363

Thailand (5.3%)
165,000	PTT Exploration & Production pcl	921,510
70,000	Siam Cement pcl	931,095
119,000	Siam Commercial Bank pcl	431,537

	Total Thailand	2,284,142

Turkey (4.5%)
262,833	Akbank TAS	1,215,866
17,799	BIM Birlesik Magazalar AS	578,495
35,391	Turkiye Garanti Bankasi AS	160,596

	Total Turkey	1,954,957

United Kingdom (2.5%)
492	SABMiller plc	17,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.8%)	Value
United Kingdom (2.5%) - continued
39,950	Standard Chartered plc	$1,049,343

	Total United Kingdom	1,067,171

	Total Common Stock (cost $34,694,735)	41,828,396

	Total Investments (cost $34,694,735) 96.8%	$41,828,396

	Other Assets and Liabilities, Net 3.2%	1,397,846

	Total Net Assets 100.0%	$43,226,242

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,852,464
Gross unrealized depreciation	(1,009,452)

Net unrealized appreciation (depreciation)	$6,843,012

Cost for federal income tax purposes	$34,985,384

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Emerging Markets Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,787,561	—	4,787,561	—
Consumer Staples	4,052,083	1,476,077	2,576,006	—
Energy	6,740,503	3,395,779	3,344,724	—
Financials	12,729,620	2,507,803	10,221,817	—
Health Care	1,402,536	—	1,402,536	—
Industrials	3,497,767	452,464	3,045,303	—
Information Technology	4,170,587	667,729	3,502,858	—
Materials	1,765,025	1,765,025	—	—
Telecommunications Services	2,682,714	—	2,682,714	—

Total	$41,828,396	$10,264,877	$31,563,519	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	11,722
Total Foreign Exchange Contracts		11,722

Total		$11,722

The following table presents Partner Emerging Markets Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$31,205	0.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.7%)	Value
Diversified Real Estate Activities (0.2%)
16,714	Brookfield Asset Management, Inc.	$554,403

	Total Diversified Real Estate Activities	554,403

Diversified REITS (6.6%)
35,350	American Assets Trust, Inc.	793,608
58,452	Colonial Properties Trust	1,192,421
22,012	Excel Trust, Inc.	242,792
105,195	Liberty Property Trust[a]	3,427,253
16,500	PS Business Parks, Inc.	909,150
17,600	Retail Opportunity Investments Corporation	189,376
169,875	Vornado Realty Trust	15,828,953
32,920	Washington Real Estate Investment Trust	1,070,558
8,150	Winthrop Realty Trust	97,311

	Total Diversified REITS	23,751,422

Financials (4.2%)
10,767	Cohen & Steers Quality Income Realty Fund, Inc.	105,194
413,938	Prologis, Inc.	14,835,538

	Total Financials	14,940,732

Hotels, Resorts & Cruise Lines (1.1%)
10,700	Gaylord Entertainment Company[a,b]	321,000
20,600	Marriott International, Inc.	731,094
37,021	Starwood Hotels & Resorts Worldwide, Inc.	2,074,657
44,000	Summit Hotel Properties, Inc.	499,400
9,000	Wyndham Worldwide Corporation	302,850

	Total Hotels, Resorts & Cruise Lines	3,929,001

Industrial REITS (1.4%)
213,253	DCT Industrial Trust, Inc.[a]	1,115,313
65,087	DuPont Fabros Technology, Inc.[a]	1,640,192
27,000	EastGroup Properties, Inc.[a]	1,147,770
39,000	First Industrial Realty Trust, Inc.[b]	446,550
38,431	First Potomac Realty Trust	588,379

	Total Industrial REITS	4,938,204

Mortgage REITS (1.7%)
77,800	American Capital Agency Corporation	2,264,758
9,450	Apollo Commercial Real Estate Finance, Inc.	152,334
20,300	Colony Financial, Inc.[a]	366,821
12,650	CreXus Investment Corporation	140,541
87,353	Invesco Mortgage Capital, Inc.	1,845,769
3,850	PennyMac Mortgage Investment Trust	63,794
16,000	Starwood Property Trust, Inc.	328,160
95,950	Two Harbors Investment Corporation	1,031,463

	Total Mortgage REITS	6,193,640

Office REITS (16.4%)
72,600	Alexandria Real Estate Equities, Inc.	5,620,692
140,917	BioMed Realty Trust, Inc.	2,711,243
151,600	Boston Properties, Inc.	16,093,856
141,940	Brandywine Realty Trust	1,645,085
24,402	CommonWealth REIT	630,548
15,800	Coresite Realty Corporation	259,120
67,505	Corporate Office Properties Trust	2,100,081
125,724	Digital Realty Trust, Inc.[a]	7,767,229
142,000	Douglas Emmett, Inc.[a]	2,824,380
200,900	Duke Realty Corporation	2,814,609
17,600	Government Properties Income Trust	475,552
62,400	Highwoods Properties, Inc.[a]	2,067,312
5,904	Hudson Pacific Properties, Inc.	91,689
66,561	Kilroy Realty Corporation	2,628,494
54,958	Lexington Realty Trust	501,766
80,625	Mack-Cali Realty Corporation	2,655,787
21,800	Piedmont Office Realty Trust, Inc.[a]	444,502
87,899	SL Green Realty Corporation	7,284,190

	Total Office REITS	58,616,135

Real Estate Operating Companies (0.9%)
101,300	Brookfield Office Properties, Inc.	1,953,064
64,940	Forest City Enterprises, Inc.[b]	1,212,430

	Total Real Estate Operating Companies	3,165,494

Real Estate Services (0.2%)
24,800	CB Richard Ellis Group, Inc.[b]	622,728

	Total Real Estate Services	622,728

Residential REITS (18.1%)
90,000	American Campus Communities, Inc.	3,196,800
128,803	Apartment Investment & Management Company	3,288,340
38,400	Associated Estates Realty Corporation	624,000
85,740	AvalonBay Communities, Inc.	11,009,016
65,077	BRE Properties, Inc.	3,246,041
83,937	Camden Property Trust	5,340,072
44,100	Campus Crest Communities, Inc.[a]	570,654
58,900	Education Realty Trust, Inc.	504,773
48,915	Equity Lifestyle Properties, Inc.	3,054,252
291,650	Equity Residential	17,499,000
45,200	Essex Property Trust, Inc.	6,115,108
36,300	Home Properties, Inc.[a]	2,209,944
31,412	Mid-America Apartment Communities, Inc.	2,119,368
44,376	Post Properties, Inc.	1,808,766
6,000	Sun Communities, Inc.[a]	223,860
156,531	UDR, Inc.	3,842,836

	Total Residential REITS	64,652,830

Retail REITS (24.3%)
54,078	Acadia Realty Trust	1,099,406
123,580	CBL & Associates Properties, Inc.	2,240,505
263,460	Developers Diversified Realty Corporation	3,714,786
36,681	Equity One, Inc.	683,734
65,820	Federal Realty Investment Trust	5,606,548
341,008	General Growth Properties, Inc.	5,691,423
84,324	Glimcher Realty Trust	801,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.7%)	Value
Retail REITS (24.3%) - continued
43,300	Inland Real Estate Corporation	$382,339
323,825	Kimco Realty Corporation	6,036,098
60,100	Kite Realty Group Trust	299,298
135,142	Macerich Company	7,230,097
81,900	National Retail Properties, Inc.[a]	2,007,369
17,300	Pennsylvania Real Estate Investment Trust[a]	271,610
41,786	Ramco-Gershenson Properties Trust	517,311
25,925	Realty Income Corporation[a]	868,228
117,300	Regency Centers Corporation	5,157,681
8,500	Saul Centers, Inc.	334,645
305,490	Simon Property Group, Inc.	35,507,103
104,952	Tanger Factory Outlet Centers, Inc.	2,809,565
58,550	Taubman Centers, Inc.	3,466,160
92,800	Weingarten Realty Investors[a]	2,334,848

	Total Retail REITS	87,059,832

Specialized REITS (24.6%)
86,024	Ashford Hospitality Trust[a]	1,070,999
19,495	Chatham Lodging Trust	314,064
35,165	Chesapeake Lodging Trust	599,915
41,250	Cogdell Spencer, Inc.	247,088
184,693	DiamondRock Hospitality Company	1,981,756
47,536	Entertainment Properties Trust	2,219,931
106,435	Extra Space Storage, Inc.	2,270,259
90,300	FelCor Lodging Trust, Inc.[b]	481,299
16,300	HCA Holdings, Inc.[b]	537,900
325,779	Health Care Property Investors, Inc.	11,952,832
157,524	Health Care REIT, Inc.[a]	8,258,983
48,875	Healthcare Realty Trust, Inc.	1,008,291
152,300	Hersha Hospitality Trust	848,311
69,655	Hospitality Properties Trust	1,689,134
682,304	Host Hotels & Resorts, Inc.	11,565,053
77,138	LaSalle Hotel Properties	2,031,815
14,000	LTC Properties, Inc.	389,480
60,778	Medical Properties Trust, Inc.	698,947
129,525	Nationwide Health Properties, Inc.	5,363,630
75,200	Omega Healthcare Investors, Inc.	1,579,952
42,600	Pebblebrook Hotel Trust	860,094
33,009	Plum Creek Timber Company, Inc.[a]	1,338,185
137,832	Public Storage, Inc.	15,714,226
22,400	Rayonier, Inc. REIT	1,463,840
25,800	RLJ Lodging Trust	448,146
12,883	Sabra Healthcare REIT, Inc.	215,275
105,606	Senior Housing Property Trust	2,472,236
9,700	Sovran Self Storage, Inc.	397,700
80,016	Strategic Hotel Capital, Inc.[b]	566,513
107,300	Sunstone Hotel Investors, Inc.[b]	994,671
68,475	U-Store-It Trust	720,357
148,059	Ventas, Inc.	7,804,190

	Total Specialized REITS	88,105,072

	Total Common Stock (cost $305,126,472)	356,529,493

Principal Amount	Long-Term Fixed Income (0.1%)
Collateralized Mortgage Obligations (0.1%)
$65,717	Deutsche Alt-A Securities, Inc. 5.888%, 6/25/2036	51,342
154,796	Impac Secured Assets Corporation 0.296%, 2/25/2037[c]	113,636

	Total Collateralized Mortgage Obligations	164,978

	Total Long-Term Fixed Income (cost $212,782)	164,978

Shares	Collateral Held for Securities Loaned (7.0%)
24,983,560	Thrivent Financial Securities Lending Trust	24,983,560

	Total Collateral Held for Securities Loaned (cost $24,983,560)	24,983,560

	Total Investments (cost $330,322,814) 106.8%	$381,678,031

	Other Assets and Liabilities, Net (6.8%)	(24,171,888)

	Total Net Assets 100.0%	$357,506,143

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$73,363,019
Gross unrealized depreciation	(22,439,227)

Net unrealized appreciation (depreciation)	$50,923,792

Cost for federal income tax purposes	$330,754,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	554,403	554,403	—	—
Diversified REITS	23,751,422	23,751,422	—	—
Financials	14,940,732	14,940,732	—	—
Hotels, Resorts & Cruise Lines	3,929,001	3,929,001	—	—
Industrial REITS	4,938,204	4,938,204	—	—
Mortgage REITS	6,193,640	6,193,640	—	—
Office REITS	58,616,135	58,616,135	—	—
Real Estate Operating Companies	3,165,494	3,165,494	—	—
Real Estate Services	622,728	622,728	—	—
Residential REITS	64,652,830	64,652,830	—	—
Retail REITS	87,059,832	87,059,832	—	—
Specialized REITS	88,105,072	88,105,072	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	164,978	—	164,978	—
Collateral Held for Securities Loaned	24,983,560	24,983,560	—	—

Total	$381,678,031	$381,513,053	$164,978	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Real Estate Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4)
Total Foreign Exchange Contracts		(4)

Total		($4)

Real Estate Securities Portfolio’s average volume of derivative activity for foreign exchange contracts during the period were <0.1% of average net assets.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$28,278,375	$116,660,127	$119,954,942	24,983,560	$24,983,560	$35,567
Total Value and Income Earned	28,278,375				24,983,560	35,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (94.2%)	Value
Alternative Carriers (2.9%)
13,307	TW Telecom, Inc.[a]	$273,193

	Total Alternative Carriers	273,193

Consumer Discretionary (5.8%)
10,455	Comcast Corporation	264,930
3,633	Time Warner Cable, Inc.	283,519

	Total Consumer Discretionary	548,449

Electric Utilities (31.3%)
3,700	American Electric Power Company, Inc.	139,416
10,075	Cleco Corporation	351,114
3,456	Edison International, Inc.	133,920
11,854	El Paso Electric Company	382,884
3,300	Exelon Corporation	141,372
3,717	ITC Holdings Corporation	266,769
2,316	NextEra Energy, Inc.	133,077
22,740	NV Energy, Inc.	349,059
17,184	PNM Resources, Inc.	287,660
10,534	Portland General Electric Company	266,300
4,800	PPL Corporation	133,584
9,382	UniSource Energy Corporation	350,230

	Total Electric Utilities	2,935,385

Energy (3.2%)
5,294	Energen Corporation	299,111

	Total Energy	299,111

Gas Utilities (9.8%)
6,345	AGL Resources, Inc.	258,305
8,653	Southwest Gas Corporation	334,092
10,349	UGI Corporation	330,030

	Total Gas Utilities	922,427

Independent Power Producers & Energy Traders (8.4%)
9,901	AES Corporation[a]	126,139
22,175	Calpine Corporation[a]	357,683
8,095	Constellation Energy Group, Inc.	307,286

	Total Independent Power Producers & Energy Traders	791,108

Multi-Utilities (24.3%)
8,578	Alliant Energy Corporation	348,782
11,059	Avista Corporation	284,106
17,383	CMS Energy Corporation	342,271
2,815	Dominion Resources, Inc.	135,880
5,269	DTE Energy Company	263,555
2,638	National Grid plc ADR	130,396
5,121	OGE Energy Corporation	257,689
4,100	Public Service Enterprise Group, Inc.	133,824
2,399	Sempra Energy	126,859
10,578	Xcel Energy, Inc.	257,045

	Total Multi-Utilities	2,280,407

Water Utilities (2.8%)
9,087	American Water Works Company, Inc.	267,612

	Total Water Utilities	267,612

Wireless Telecommunication Services (5.7%)
6,483	NII Holdings, Inc.[a]	274,749
6,714	SBA Communications Corporation[a]	256,408

	Total Wireless Telecommunication Services	531,157

	Total Common Stock (cost $8,171,724)	8,848,849

	Total Investments (cost $8,171,724) 94.2%	$8,848,849

	Other Assets and Liabilities, Net 5.8%	541,668

	Total Net Assets 100.0%	$9,390,517

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$722,698
Gross unrealized depreciation	(38,085)

Net unrealized appreciation (depreciation)	$684,613

Cost for federal income tax purposes	$8,164,236

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Utilities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Alternative Carriers	273,193	273,193	—	—
Consumer Discretionary	548,449	548,449	—	—
Electric Utilities	2,935,385	2,935,385	—	—
Energy	299,111	299,111	—	—
Gas Utilities	922,427	922,427	—	—
Independent Power Producers & Energy Traders	791,108	791,108	—	—
Multi-Utilities	2,280,407	2,280,407	—	—
Water Utilities	267,612	267,612	—	—
Wireless Telecommunication Services	531,157	531,157	—	—

Total	$8,848,849	$8,848,849	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,175
Total Foreign Exchange Contracts		2,175

Total		$2,175

The following table presents Partner Utilities Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$4,421	0.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (14.4%)
17,650	7 Days Group Holdings, Ltd. ADR[a]	$341,175
13,310	Ann, Inc.[a]	347,391
14,870	Asbury Automotive Group, Inc.[a]	275,541
12,010	Body Central Corporation[a]	282,595
34,520	Bravo Brio Restaurant Group, Inc.[a]	843,324
60,400	Brunswick Corporation	1,232,160
6,520	Buffalo Wild Wings, Inc.[a]	432,341
42,870	Children’s Place Retail Stores, Inc.[a]	1,907,286
4,330	Cooper Tire & Rubber Company	85,691
8,660	Cracker Barrel Old Country Store, Inc.	427,025
84,310	Crocs, Inc.[a]	2,170,983
12,500	Deckers Outdoor Corporation[a]	1,101,750
29,900	DineEquity, Inc.[a,b]	1,562,873
106,570	Finish Line, Inc.	2,280,598
55,632	Gaylord Entertainment Company[a,b]	1,668,960
1,510	Imax Corporation[a,b]	48,969
9,110	Joseph A. Bank Clothiers, Inc.[a]	455,591
15,640	Krispy Kreme Doughnuts, Inc.[a]	148,736
4,920	Maidenform Brands, Inc.[a]	136,087
59,540	Meritage Homes Corporation[a]	1,343,222
83,680	Modine Manufacturing Company[a]	1,286,162
13,910	Polaris Industries, Inc.	1,546,375
125,460	Saks, Inc.[a,b]	1,401,388
170,360	Scientific Games Corporation[a]	1,761,522
14,190	Select Comfort Corporation[a]	255,136
96,460	Sonic Automotive, Inc.[b]	1,413,139
40,950	Sotheby’s Holdings, Inc.	1,781,325
44,460	Steven Madden, Ltd.[a]	1,667,695
42,520	Tenneco, Inc.[a]	1,873,856
46,910	True Religion Apparel, Inc.[a]	1,364,143
5,500	Ulta Salon Cosmetics & Fragrance, Inc.[a]	355,190
8,970	Vitamin Shoppe, Inc.[a]	410,467
204,400	Wet Seal, Inc.[a]	913,668

	Total Consumer Discretionary	33,122,364

Consumer Staples (2.4%)
3,480	Boston Beer Company, Inc.[a]	311,808
120,650	Cott Corporation[a]	1,014,667
42,080	Hain Celestial Group, Inc.[a]	1,403,789
1,000	Inter Parfums, Inc.	23,030
12,720	TreeHouse Foods, Inc.[a]	694,639
49,500	United Natural Foods, Inc.[a]	2,112,165

	Total Consumer Staples	5,560,098

Energy (8.0%)
16,390	Brigham Exploration Company[a]	490,553
33,810	Carrizo Oil & Gas, Inc.[a]	1,411,567
38,470	CVR Energy, Inc.[a]	947,131
23,960	Dril-Quip, Inc.[a]	1,625,207
47,680	Energy XXI Ltd.[a,b]	1,583,930
8,950	GeoResources, Inc.[a,b]	201,285
34,640	Gulfport Energy Corporation[a]	1,028,462
28,140	ION Geophysical Corporation[a]	266,204
71,580	James River Coal Company[a,b]	1,490,296
141,213	Key Energy Services, Inc.[a]	2,541,834
5,000	Lufkin Industries, Inc.	430,250
84,980	Northern Oil and Gas, Inc.[a,b]	1,882,307
45,780	Oasis Petroleum, Inc.[a,b]	1,358,750
45,510	Patriot Coal Corporation[a]	1,013,053
17,040	Rex Energy Corporation[a,b]	175,001
50,567	Swift Energy Company[a]	1,884,632

	Total Energy	18,330,462

Financials (7.7%)
23,063	Bank of the Ozarks, Inc.[b]	1,200,660
32,650	Endurance Specialty Holdings, Ltd.	1,349,424
52,480	Extra Space Storage, Inc.	1,119,398
7,390	Harleysville Group, Inc.	230,346
3,860	IBERIABANK Corporation	222,490
39,840	Kilroy Realty Corporation	1,573,282
99,659	Knight Capital Group, Inc.[a]	1,098,242
53,580	LaSalle Hotel Properties	1,411,297
208,710	MF Global Holdings, Ltd.[a]	1,615,415
62,710	Oritani Financial Corporation	802,061
17,620	Portfolio Recovery Associates, Inc.[a,b]	1,494,000
42,700	Stifel Financial Corporation[a]	1,531,222
12,890	SVB Financial Group[a]	769,662
63,970	Tanger Factory Outlet Centers, Inc.	1,712,477
56,920	Texas Capital Bancshares, Inc.[a,b]	1,470,244
11,450	Umpqua Holdings Corporation	132,477

	Total Financials	17,732,697

Health Care (19.7%)
23,070	Achillion Pharmaceuticals, Inc.[a]	171,641
3,120	Air Methods Corporation[a]	233,189
36,590	AMERIGROUP Corporation[a]	2,578,497
6,000	Ardea Biosciences, Inc.[a]	152,760
15,430	ArthroCare Corporation[a]	516,442
17,260	Aveo Pharmaceuticals, Inc.[a]	355,729
45,150	Catalyst Health Solutions, Inc.[a]	2,520,273
51,320	Cepheid, Inc.[a,b]	1,777,725
24,170	Chemed Corporation	1,583,618
5,770	Computer Programs and Systems, Inc.	366,280
11,470	Cooper Companies, Inc.	908,883
34,740	Cubist Pharmaceuticals, Inc.[a]	1,250,293
11,370	Cyberonics, Inc.[a]	317,791
3,480	Dexcom, Inc.[a]	50,425
10,260	Hanger Orthopedic Group, Inc.[a]	251,062
69,040	Healthsouth Corporation[a]	1,811,610
39,190	Healthspring, Inc.[a]	1,807,835
47,770	Hill-Rom Holdings, Inc.	2,199,331
22,067	HMS Holding Corporation[a]	1,696,290
11,590	ICON plc ADR[a]	273,060
62,840	Impax Laboratories, Inc.[a]	1,369,284
64,170	Incyte Corporation[a,b]	1,215,380
51,970	Medicis Pharmaceutical Corporation	1,983,695
44,750	Medivation, Inc.[a]	958,992
22,080	Mednax, Inc.[a]	1,593,955
17,532	Merit Medical Systems, Inc.[a]	315,050
24,450	Molina Healthcare, Inc.[a]	663,084
42,550	NuVasive, Inc.[a,b]	1,399,044
15,850	NxStage Medical, Inc.[a,b]	329,997
35,400	Onyx Pharmaceuticals, Inc.[a]	1,249,620
8,130	Orthofix International NVa	345,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Health Care (19.7%) - continued
66,080	PAREXEL International Corporation[a]	$1,556,845
13,550	Pharmasset, Inc.[a]	1,520,310
61,770	PSS World Medical, Inc.[a]	1,730,178
7,120	QLT, Inc.[a,b]	51,335
22,160	Quality Systems, Inc.[b]	1,934,568
18,620	Questcor Pharmaceuticals, Inc.[a]	448,742
13,345	Salix Pharmaceuticals, Ltd.[a]	531,531
24,830	Sirona Dental Systems, Inc.[a]	1,318,473
17,830	Sunrise Senior Living, Inc.[a,b]	169,920
9,870	SXC Health Solutions Corporation[a]	581,540
40,930	Targacept, Inc.[a]	862,395
42,770	Volcano Corporation[a]	1,381,043
17,760	Wellcare Health Plans, Inc.[a]	913,042

	Total Health Care	45,246,038

Industrials (16.5%)
103,770	A123 Systems, Inc.[a,b]	552,057
52,570	Actuant Corporation	1,410,453
25,150	Alaska Air Group, Inc.[a]	1,721,769
690	American Science & Engineering, Inc.	55,200
91,620	Avis Budget Group, Inc.[a]	1,565,786
32,110	Belden, Inc.	1,119,355
3,310	Chart Industries, Inc.[a]	178,674
27,380	Clean Harbors, Inc.[a]	2,826,985
5,100	Consolidated Graphics, Inc.[a]	280,245
26,970	Copa Holdings SA	1,799,978
11,220	EnPro Industries, Inc.[a]	539,345
5,630	ESCO Technologies, Inc.	207,184
47,410	Genesee & Wyoming, Inc.[a]	2,780,122
65,620	GrafTech International, Ltd.[a]	1,330,117
73,450	Greenbrier Companies, Inc.[a]	1,451,372
44,060	Herman Miller, Inc.	1,199,313
76,880	Hexcel Corporation[a]	1,682,903
56,550	Hub Group, Inc.[a]	2,129,673
14,780	Huron Consulting Group, Inc.[a]	446,504
133,340	Kforce, Inc.[a]	1,744,087
3,960	Lindsay Manufacturing Company[b]	272,448
20,670	Meritor, Inc.[a]	331,547
8,320	Middleby Corporation[a]	782,413
23,520	Polypore International, Inc.[a]	1,595,597
43,343	Robbins & Myers, Inc.	2,290,678
51,290	Titan International, Inc.[b]	1,244,295
10,580	Triumph Group, Inc.	1,053,556
106,980	TrueBlue, Inc.[a]	1,549,070
33,790	WESCO International, Inc.[a]	1,827,701
56,666	Woodward, Inc.	1,975,377

	Total Industrials	37,943,804

Information Technology (23.1%)
14,590	Acme Packet, Inc.[a]	1,023,197
22,440	ADTRAN, Inc.	868,652
54,500	Aeroflex Holding Corporation[a]	989,175
19,280	Ancestry.com, Inc.[a,b]	797,999
22,190	Anixter International, Inc.	1,449,895
9,550	ANSYS, Inc.[a]	522,098
96,750	Ariba, Inc.[a]	3,334,972
70,830	Aruba Networks, Inc.[a,b]	2,093,026
5,730	Blue Coat Systems, Inc.[a]	125,258
15,560	Bottomline Technologies, Inc.[a]	384,488
27,830	Broadsoft, Inc.[a,b]	1,061,158
48,550	Cavium, Inc.[a,b]	2,116,294
33,630	Ceva, Inc.[a]	1,024,370
118,490	Cirrus Logic, Inc.[a,b]	1,883,991
5,610	Coherent, Inc.[a]	310,065
41,160	Concur Technologies, Inc.[a,b]	2,060,881
81,160	Dice Holdings, Inc.[a]	1,097,283
19,500	Electronics for Imaging, Inc.[a]	335,790
207,140	Entropic Communications, Inc.[a,b]	1,841,475
46,226	Heartland Payment Systems, Inc.	952,256
8,090	Hittite Microwave Corporation[a]	500,852
9,720	Hypercom Corporation[a]	95,548
54,390	Inphi Corporation[a,b]	946,386
42,700	IntraLinks Holdings, Inc.[a]	737,856
15,100	IPG Photonics Corporation[a]	1,097,921
129,330	Ixia[a,b]	1,655,424
16,890	Kenexa Corporation[a]	405,022
231,270	Limelight Networks, Inc.[a]	1,054,591
46,460	NETGEAR, Inc.[a]	2,031,231
63,310	Netlogic Microsystems, Inc.[a]	2,558,990
63,950	NetQin Mobile, Inc. ADR[a,b]	351,725
8,910	NetScout Systems, Inc.[a]	186,130
82,150	Oclaro, Inc.[a,b]	552,048
18,780	OpenTable, Inc.[a,b]	1,560,994
6,640	Power Integrations, Inc.	255,175
38,260	QLIK Technologies, Inc.[a]	1,303,136
62,930	Quantum Corporation[a,b]	207,669
19,370	Riverbed Technology, Inc.[a]	766,858
17,890	Rofin-Sinar Technologies, Inc.[a]	610,943
134,700	Sapient Corporation[a]	2,024,541
62,960	SuccessFactors, Inc.[a,b]	1,851,024
60,520	Synchronoss Technologies, Inc.[a,b]	1,920,300
56,900	Taleo Corporation[a]	2,107,007
88,590	Teradyne, Inc.[a]	1,311,132
47,120	Ultratech, Inc.[a]	1,431,506
31,090	VeriFone Systems, Inc.[a]	1,378,841

	Total Information Technology	53,175,173

Materials (5.9%)
104,660	AK Steel Holding Corporation	1,649,442
31,820	Allied Nevada Gold Corporation[a]	1,125,473
6,440	Domtar Corporation	609,997
24,030	Globe Specialty Metals, Inc.	538,753
42,410	Huntsman Corporation	799,428
14,110	KapStone Paper and Packaging Corporation[a]	233,803
105,750	Louisiana-Pacific Corporation[a,b]	860,805
14,920	LSB Industries, Inc.[a]	640,366
11,260	Market Vectors Junior Gold Miners ETF[b]	388,245
15,980	Noranda Aluminum Holding Corporation[a]	241,937
16,879	Rock-Tenn Company	1,119,753
86,880	Solutia, Inc.[a]	1,985,208
87,590	Stillwater Mining Company[a]	1,927,856
141,790	Thompson Creek Metals Company, Inc.[a]	1,415,064

	Total Materials	13,536,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Telecommunications Services (0.5%)
73,450	Cogent Communications Group, Inc.[a]	$1,249,385

	Total Telecommunications Services	1,249,385

Utilities (<0.1%)
5,182	Artesian Resources Corporation[b]	93,380

	Total Utilities	93,380

	Total Common Stock (cost $179,887,279)	225,989,531

	Collateral Held for Securities Loaned (16.9%)
38,839,394	Thrivent Financial Securities Lending Trust	38,839,394

	Total Collateral Held for Securities Loaned (cost $38,839,394)	38,839,394

Principal Amount	Short-Term Investments (0.8%)[c]
	Federal National Mortgage Association Discount Notes
2,000,000	0.010%, 7/8/2011	1,999,996

	Total Short-Term Investments (at amortized cost)	1,999,996

	Total Investments (cost $220,726,669) 115.9%	$266,828,921

	Other Assets and Liabilities, Net (15.9%)	(36,627,460)

	Total Net Assets 100.0%	$230,201,461

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$50,939,977
Gross unrealized depreciation	(5,672,785)

Net unrealized appreciation (depreciation)	$45,267,192

Cost for federal income tax purposes	$221,561,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,122,364	33,122,364	—	—
Consumer Staples	5,560,098	5,560,098	—	—
Energy	18,330,462	18,330,462	—	—
Financials	17,732,697	17,732,697	—	—
Health Care	45,246,038	45,246,038	—	—
Industrials	37,943,804	37,943,804	—	—
Information Technology	53,175,173	53,175,173	—	—
Materials	13,536,130	13,536,130	—	—
Telecommunications Services	1,249,385	1,249,385	—	—
Utilities	93,380	93,380	—	—
Collateral Held for Securities Loaned	38,839,394	38,839,394	—	—
Short-Term Investments	1,999,996	—	1,999,996	—

Total	$266,828,921	$264,828,925	$1,999,996	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$29,124,371	$83,986,300	$74,271,277	38,839,394	$38,839,394	$48,669
Total Value and Income Earned	29,124,371				38,839,394	48,669

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.6%)	Value
Consumer Discretionary (13.4%)
216,100	Aaron’s, Inc.	$6,106,986
31,000	Ascent Media Corporation[a]	1,642,070
50,300	CSS Industries, Inc.	1,052,779
59,100	Dorman Products, Inc.[a]	2,339,178
100,000	Drew Industries, Inc.[b]	2,472,000
60,000	Ethan Allen Interiors, Inc.[b]	1,277,400
86,300	Fred’s, Inc.[b]	1,245,309
96,000	Haverty Furniture Companies, Inc.	1,104,960
40,700	Hooker Furniture Corporation	360,602
66,200	M/I Homes, Inc.[a]	811,612
87,500	MarineMax, Inc.[a]	766,500
47,500	Matthews International Corporation	1,907,125
74,600	Men’s Wearhouse, Inc.	2,514,020
106,600	Meritage Homes Corporation[a]	2,404,896
189,900	Orient-Express Hotels, Ltd.[a]	2,041,425
575,000	Sealy Corporation[a,b]	1,454,750
146,000	Shiloh Industries, Inc.	1,573,880
62,100	Stanley Furniture Company, Inc.[a]	260,199
161,000	Stein Mart, Inc.	1,552,040
64,500	Steven Madden, Ltd.[a]	2,419,395
113,400	Winnebago Industries, Inc.[a]	1,095,444

	Total Consumer Discretionary	36,402,570

Consumer Staples (0.7%)
242,300	Alliance One International, Inc.[a]	782,629
27,900	Nash Finch Company	999,099

	Total Consumer Staples	1,781,728

Energy (5.8%)
8,800	Carbo Ceramics, Inc.	1,433,960
90,900	Cloud Peak Energy, Inc.[a]	1,936,170
61,100	Forest Oil Corporation[a]	1,631,981
86,500	Gulf Island Fabrication, Inc.	2,792,220
250,000	Hercules Offshore, Inc.[a,b]	1,377,500
20,300	Overseas Shipholding Group, Inc.[b]	546,882
127,900	Penn Virginia Corporation[b]	1,689,559
28,900	Swift Energy Company[a]	1,077,103
178,800	Tetra Technologies, Inc.[a]	2,276,124
71,100	Venoco, Inc.[a]	905,814

	Total Energy	15,667,313

Financials (22.0%)
86,300	Alterra Capital Holdings, Ltd.	1,924,490
195,800	Ares Capital Corporation	3,146,506
185,100	CBL & Associates Properties, Inc.[b]	3,355,863
127,500	Cedar Shopping Centers, Inc.	656,625
95,000	Columbia Banking System, Inc.	1,635,900
82,200	Cousins Properties, Inc.	701,988
84,400	East West Bancorp, Inc.	1,705,724
48,500	Employers Holdings, Inc.	813,345
90,700	First Opportunity Fund, Inc.[a]	653,040
69,500	First Potomac Realty Trust	1,064,045
45,000	Fortegra Financial Corporation[a]	352,800
96,000	Glacier Bancorp, Inc.[b]	1,294,080
56,300	Gladstone Capital Corporation[b]	520,212
76,600	Hatteras Financial Corporation[b]	2,162,418
128,000	Hercules Technology Growth Capital, Inc.	1,346,560
81,000	Home Bancshares, Inc.	1,914,840
19,400	iShares Russell 2000 Value Index Fund[b]	1,424,154
56,400	JMP Group, Inc.	396,492
57,600	Kilroy Realty Corporation[b]	2,274,624
257,200	Kite Realty Group Trust	1,280,856
82,500	LaSalle Hotel Properties	2,173,050
3,800	Markel Corporation[a]	1,507,878
103,000	Meadowbrook Insurance Group, Inc.	1,020,730
73,200	National Interstate Corporation	1,676,280
41,500	Pebblebrook Hotel Trust	837,885
175,400	PennantPark Investment Corporation[b]	1,966,234
25,300	Piper Jaffray Companies[a]	728,893
43,000	Potlatch Corporation	1,516,610
70,900	ProAssurance Corporation[a]	4,963,000
55,400	Radian Group, Inc.[b]	234,342
153,300	Redwood Trust, Inc.[b]	2,317,896
123,100	Safeguard Scientifics, Inc.[a]	2,324,128
111,800	Sandy Spring Bancorp, Inc.	2,011,282
53,300	SeaBright Holdings, Inc.	527,670
53,000	SVB Financial Group[a]	3,164,630
296,600	Western Alliance Bancorp[a]	2,105,860
61,400	Wintrust Financial Corporation[b]	1,975,852

	Total Financials	59,676,782

Health Care (5.2%)
37,800	Angiodynamics, Inc.[a]	537,894
6,700	Atrion Corporation	1,325,260
77,000	Infinity Pharmaceuticals, Inc.[a,b]	636,020
842,100	Lexicon Pharmaceuticals, Inc.[a,b]	1,482,096
32,500	National Healthcare Corporation[b]	1,611,025
110,500	Owens & Minor, Inc.	3,811,145
90,500	Triple-S Management Corporation[a]	1,966,565
61,100	West Pharmaceutical Services, Inc.	2,673,736

	Total Health Care	14,043,741

Industrials (26.0%)
56,400	A.O. Smith Corporation	2,385,720
35,800	Alaska Air Group, Inc.[a]	2,450,868
28,000	Ameron International Corporation	1,839,040
38,700	Applied Industrial Technologies, Inc.	1,378,107
21,801	Astec Industries, Inc.[a]	806,201
145,000	Beacon Roofing Supply, Inc.[a,b]	3,308,900
47,500	Belden, Inc.	1,655,850
25,500	Cascade Corporation	1,213,035
19,300	Circor International, Inc.	826,619
53,100	Colfax Corporation[a]	1,316,880
87,200	Comfort Systems USA, Inc.	925,192
36,000	Courier Corporation	397,800
65,100	Dolan Company[a]	551,397
17,400	Franklin Electric Company, Inc.	816,930
24,500	FTI Consulting, Inc.[a,b]	929,530
61,000	G & K Services, Inc.	2,065,460
84,400	Genesee & Wyoming, Inc.[a]	4,949,216
107,100	Gibraltar Industries, Inc.[a]	1,212,372
111,900	Greenbrier Companies, Inc.[a]	2,211,144
64,000	Hub Group, Inc.[a]	2,410,240
54,300	IDEX Corporation	2,489,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.6%)	Value
Industrials (26.0%) - continued
93,500	Insituform Technologies, Inc.[a]	$1,960,695
48,500	Kaman Corporation	1,720,295
95,800	Kforce, Inc.[a]	1,253,064
84,800	Kirby Corporation[a]	4,805,616
53,500	Kratos Defense & Security Solutions, Inc.[a,b]	650,560
112,200	McGrath Rentcorp	3,150,576
40,800	Mine Safety Appliances Company	1,523,472
118,200	Navigant Consulting, Inc.[a]	1,239,918
59,000	Nordson Corporation	3,236,150
70,800	Robbins & Myers, Inc.	3,741,780
95,000	SkyWest, Inc.	1,430,700
52,300	Sterling Construction Company, Inc.[a]	720,171
28,700	Sun Hydraulics Corporation	1,371,860
46,500	Universal Forest Products, Inc.	1,114,140
58,300	Universal Truckload Services, Inc.[a]	998,679
92,300	Vitran Corporation, Inc.[a]	1,172,210
65,300	Waste Connections, Inc.	2,071,969
65,400	Woodward, Inc.	2,279,844

	Total Industrials	70,581,855

Information Technology (10.9%)
69,812	Accelrys, Inc.[a]	496,363
136,000	Advanced Energy Industries, Inc.[a]	2,011,440
36,500	ATMI, Inc.[a]	745,695
137,500	Brooks Automation, Inc.[a]	1,493,250
27,300	Cabot Microelectronics Corporation[a]	1,268,631
65,900	Cognex Corporation	2,334,837
59,100	Cohu, Inc.	774,801
122,000	Electro Rent Corporation	2,088,640
41,000	Electro Scientific Industries, Inc.[a]	791,300
67,700	Intevac, Inc.[a]	691,217
62,452	Ixia[a,b]	799,386
16,800	Littelfuse, Inc.	986,496
87,000	Methode Electronics, Inc.	1,010,070
116,900	Monotype Imaging Holdings, Inc.[a]	1,651,797
128,000	Progress Software Corporation[a]	3,088,640
152,000	ShoreTel, Inc.[a]	1,550,400
316,000	Sonus Networks, Inc.[a]	1,023,840
26,600	Standard Microsystems Corporation[a]	717,934
82,400	StarTek, Inc.[a]	284,280
67,000	Synnex Corporation[a]	2,123,900
75,600	Teradyne, Inc.[a]	1,118,880
66,200	Xyratex, Ltd.[a,b]	679,212
297,700	Zarlink Semiconductor, Inc.[a,b]	729,365
79,500	Zygo Corporation[a]	1,050,990

	Total Information Technology	29,511,364

Materials (9.2%)
39,300	AMCOL International Corporation	1,499,688
79,000	AptarGroup, Inc.	4,134,860
76,800	Arch Chemicals, Inc.	2,644,992
25,900	Carpenter Technology Corporation	1,493,912
45,400	Clearwater Paper Corporation[a]	3,099,912
60,100	Franco-Nevada Corporation[a]	2,243,235
21,300	Haynes International, Inc.	1,319,109
48,200	Innospec, Inc.[a,b]	1,620,002
23,700	Minerals Technologies, Inc.	1,571,073
118,300	Myers Industries, Inc.	1,216,124
265,900	North American Palladium, Ltd.[a,b]	1,090,190
11,200	Schnitzer Steel Industries, Inc.	645,120
63,200	Sims Metal Management, Ltd. ADR[b]	1,200,168
188,000	Wausau Paper Corporation[b]	1,267,120

	Total Materials	25,045,505

Telecommunications Services (0.3%)
95,000	Premiere Global Services, Inc.[a]	758,100

	Total Telecommunications Services	758,100

Utilities (5.1%)
39,300	Black Hills Corporation[b]	1,182,537
99,800	Cleco Corporation	3,478,030
98,900	El Paso Electric Company	3,194,470
23,000	Empire District Electric Company[b]	442,980
53,700	NorthWestern Corporation	1,778,007
65,400	Southwest Gas Corporation	2,525,094
44,600	Vectren Corporation	1,242,556

	Total Utilities	13,843,674

	Total Common Stock (cost $214,823,887)	267,312,632

	Preferred Stock (0.7%)
Financials (0.4%)
820	East West Bancorp, Inc.[c]	1,199,250

	Total Financials	1,199,250

Health Care (0.3%)
51,400	National Healthcare Corporation, Convertible[c]	763,290

	Total Health Care	763,290

	Total Preferred Stock (cost $1,505,546)	1,962,540

	Collateral Held for Securities Loaned (9.3%)
25,258,400	Thrivent Financial Securities Lending Trust	25,258,400

	Total Collateral Held for Securities Loaned (cost $25,258,400)	25,258,400

	Total Investments (cost $241,587,833) 108.6%	$294,533,572

	Other Assets and Liabilities, Net (8.6%)	(23,249,523)

	Total Net Assets 100.0%	$271,284,049

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$72,462,741
Gross unrealized depreciation	(20,883,060)

Net unrealized appreciation (depreciation)	$51,579,681

Cost for federal income tax purposes	$242,953,891

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	36,402,570	36,402,570	—	—
Consumer Staples	1,781,728	1,781,728	—	—
Energy	15,667,313	15,667,313	—	—
Financials	59,676,782	59,676,782	—	—
Health Care	14,043,741	14,043,741	—	—
Industrials	70,581,855	70,581,855	—	—
Information Technology	29,511,364	29,511,364	—	—
Materials	25,045,505	22,802,270	2,243,235	—
Telecommunications Services	758,100	758,100	—	—
Utilities	13,843,674	13,843,674	—	—
Preferred Stock
Financials	1,199,250	—	1,199,250	—
Health Care	763,290	763,290	—	—
Collateral Held for Securities Loaned	25,258,400	25,258,400	—	—

Total	$294,533,572	$291,091,087	$3,442,485	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(142)
Total Foreign Exchange Contracts		(142)

Total		($142)

Partner Small Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period were <0.1% of average net assets.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$19,198,200	$55,429,475	$49,369,275	25,258,400	$25,258,400	$12,252
Total Value and Income Earned	19,198,200				25,258,400	12,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (88.8%)	Value
Consumer Discretionary (6.7%)
82,700	Cooper Tire & Rubber Company	$1,636,633
13,800	DreamWorks Animation SKG, Inc.[a]	277,380
242,331	Foot Locker, Inc.	5,757,785
35,700	Jack in the Box, Inc.[a]	813,246
66,200	Knology, Inc.[a]	983,070
510,262	Pier 1 Imports, Inc.[a]	5,903,731
111,364	Signet Jewelers, Ltd.[a]	5,212,949

	Total Consumer Discretionary	20,584,794

Consumer Staples (8.2%)
109,700	BJ’s Wholesale Club, Inc.[a]	5,523,395
111,837	Corn Products International, Inc.	6,182,350
75,974	Diamond Foods, Inc.[b]	5,799,855
102,780	Herbalife, Ltd.	5,924,239
31,700	TreeHouse Foods, Inc.[a]	1,731,137

	Total Consumer Staples	25,160,976

Energy (10.4%)
185,712	Arch Coal, Inc.	4,951,082
247,200	James River Coal Company[a]	5,146,704
65,812	Oil States International, Inc.[a]	5,259,037
229,243	Patriot Coal Corporation[a]	5,102,949
353,390	Petroleum Geo-Services ASA[a]	5,048,397
141,343	Swift Energy Company[a]	5,267,853
50,700	Tesco Corporation[a]	984,087
25,300	Willbros Group, Inc.[a]	216,062

	Total Energy	31,976,171

Financials (13.4%)
48,796	Affiliated Managers Group, Inc.[a]	4,950,354
136,600	First Niagara Financial Group, Inc.	1,803,120
80,800	Hercules Technology Growth Capital, Inc.	850,016
38,100	IBERIABANK Corporation	2,196,084
181,380	LaSalle Hotel Properties	4,777,549
47,185	Nara Bancorp, Inc.[a]	383,614
382,636	Ocwen Financial Corporation[a]	4,882,435
1,742,523	Popular, Inc.[a]	4,809,364
88,000	Solar Capital, Ltd.	2,172,720
81,435	SVB Financial Group[a]	4,862,484
184,484	Texas Capital Bancshares, Inc.[a]	4,765,222
206,303	Zions Bancorporation	4,953,335

	Total Financials	41,406,297

Health Care (10.2%)
98,301	Align Technology, Inc.[a]	2,241,263
89,242	Covance, Inc.[a]	5,298,297
49,344	Gen-Probe, Inc.[a]	3,412,138
172,111	Health Net, Inc.[a]	5,528,205
183,717	PSS World Medical, Inc.[a,b]	5,145,913
86,711	United Therapeutics Corporation[a]	4,777,776
99,239	Universal Health Services, Inc.	5,113,786

	Total Health Care	31,517,378

Industrials (15.0%)
3,900	Alaska Air Group, Inc.[a]	266,994
228,968	Deluxe Corporation	5,657,799
184,704	EMCOR Group, Inc.[a]	5,413,674
148,795	FTI Consulting, Inc.[a,b]	5,645,282
127,400	GATX Corporation	4,729,088
11,370	Huron Consulting Group, Inc.[a]	343,488
64,600	ICF International, Inc.[a]	1,639,548
16,000	Kforce, Inc.[a]	209,280
26,700	Landstar System, Inc.	1,241,016
318,884	Manitowoc Company, Inc.	5,370,007
89,000	Navigant Consulting, Inc.[a]	933,610
23,400	Old Dominion Freight Line, Inc.[a]	872,820
144,955	Shaw Group, Inc.[a]	4,379,091
36,600	Steelcase, Inc.	416,874
52,800	Sykes Enterprises, Inc.[a]	1,136,784
98,272	Teledyne Technologies, Inc.[a]	4,948,978
9,800	UTI Worldwide, Inc.	192,962
90,800	Waste Connections, Inc.	2,881,084

	Total Industrials	46,278,379

Information Technology (19.7%)
921,146	Brocade Communications[a]	5,950,603
145,874	Cogo Group, Inc.[a]	778,967
113,598	CommVault Systems, Inc.[a]	5,049,431
83,460	Informatica Corporation[a]	4,876,568
58,600	Ingram Micro, Inc.[a]	1,063,004
441,609	Monster Worldwide, Inc.[a]	6,473,988
124,577	Netlogic Microsystems, Inc.[a]	5,035,402
158,745	Plantronics, Inc.	5,798,955
174,486	Plexus Corporation[a]	6,073,858
215,643	Quest Software, Inc.[a]	4,901,565
148,400	SuccessFactors, Inc.[a]	4,362,960
337,909	Teradyne, Inc.[a]	5,001,053
185,172	TIBCO Software, Inc.[a]	5,373,692

	Total Information Technology	60,740,046

Materials (0.7%)
15,000	Packaging Corporation of America	419,850
26,400	Reliance Steel & Aluminum Company	1,310,760
51,600	Thompson Creek Metals Company, Inc.[a]	514,968

	Total Materials	2,245,578

Telecommunications Services (0.5%)
76,600	NTELOS Holdings Corporation	1,564,172

	Total Telecommunications Services	1,564,172

Utilities (4.0%)
42,800	Avista Corporation	1,099,532
14,800	NV Energy, Inc.	227,180
248,522	PNM Resources, Inc.	4,160,258
11,800	Portland General Electric Company	298,304
125,287	Southwest Gas Corporation	4,837,331
21,765	UGI Corporation	694,086
22,300	UniSource Energy Corporation	832,459

	Total Utilities	12,149,150

	Total Common Stock (cost $236,852,602)	273,622,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Collateral Held for Securities Loaned (2.5%)	Value
7,774,221	Thrivent Financial Securities Lending Trust	$7,774,221

	Total Collateral Held for Securities Loaned (cost $7,774,221)	7,774,221

Principal Amount	Short-Term Investments (11.1%)[c]
	Alpine Securitization Corporation
5,000,000	0.130%, 7/18/2011	4,999,693
	Barton Capital LLC
7,530,000	0.070%, 7/1/2011[d]	7,530,000
	Federal Home Loan Bank Discount Notes
15,000,000	0.040%, 7/13/2011	14,999,800
5,000,000	0.010%, 7/18/2011	4,999,977
	U.S. Treasury Bills
1,800,000	0.125%, 8/18/2011[e]	1,799,702

	Total Short-Term Investments (at amortized cost)	34,329,172

	Total Investments (cost $278,955,995) 102.4%	$315,726,334

	Other Assets and Liabilities, Net (2.4%)	(7,538,757)

	Total Net Assets 100.0%	$308,187,577

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At June 30, 2011, $1,799,702 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,362,546
Gross unrealized depreciation	(5,020,952)

Net unrealized appreciation (depreciation)	$36,341,594

Cost for federal income tax purposes	$279,384,740

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	20,584,794	20,584,794	—	—
Consumer Staples	25,160,976	25,160,976	—	—
Energy	31,976,171	26,927,774	5,048,397	—
Financials	41,406,297	41,406,297	—	—
Health Care	31,517,378	31,517,378	—	—
Industrials	46,278,379	46,278,379	—	—
Information Technology	60,740,046	60,740,046	—	—
Materials	2,245,578	2,245,578	—	—
Telecommunications Services	1,564,172	1,564,172	—	—
Utilities	12,149,150	12,149,150	—	—
Collateral Held for Securities Loaned	7,774,221	7,774,221	—	—
Short-Term Investments	34,329,172	—	34,329,172	—

Total	$315,726,334	$276,348,765	$39,377,569	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,256,742	1,256,742	—	—

Total Asset Derivatives	$1,256,742	$1,256,742	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	334	September 2011	$26,311,618	$27,568,360	$1,256,742
Total Futures Contracts					$1,256,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,256,742
Total Equity Contracts		1,256,742

Total Asset Derivatives		$1,256,742

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	815,494
Total Equity Contracts		815,494

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(27,651)
Total Foreign Exchange Contracts		(27,651)

Total		$787,843

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	828,324
Total Equity Contracts		828,324

Total		$828,324

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$27,489,695	8.9%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$105,129	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$13,642,150	$60,008,658	$65,876,587	7,774,221	$7,774,221	$23,516
Total Value and Income Earned	13,642,150				7,774,221	23,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Consumer Discretionary (14.9%)
7,600	American Public Education, Inc.[a]	$338,276
11,600	Arbitron, Inc.	479,428
5,200	Arctic Cat, Inc.[a]	69,836
8,000	Audiovox Corporation[a]	60,480
9,400	Big 5 Sporting Goods Corporation	73,884
615	Biglari Holdings, Inc.[a]	240,496
9,800	BJ’s Restaurants, Inc.[a,b]	513,128
6,200	Blue Nile, Inc.[a,b]	272,676
2,300	Blyth, Inc.	115,805
23,200	Boyd Gaming Corporation[a]	201,840
18,925	Brown Shoe Company, Inc.[b]	201,551
38,000	Brunswick Corporation	775,200
11,350	Buckle, Inc.[b]	484,645
7,800	Buffalo Wild Wings, Inc.[a]	517,218
17,400	Cabela’s, Inc.[a,b]	472,410
10,500	California Pizza Kitchen, Inc.[a]	193,935
27,500	Callaway Golf Company[b]	171,050
6,700	Capella Education Company[a,b]	280,395
24,600	Carter’s, Inc.[a]	756,696
12,600	Cato Corporation	362,880
8,425	CEC Entertainment, Inc.	337,927
11,000	Children’s Place Retail Stores, Inc.[a]	489,390
15,225	Christopher & Banks Corporation	87,544
13,400	Coinstar, Inc.[a,b]	730,836
25,700	Coldwater Creek, Inc.[a,b]	35,980
36,100	Corinthian Colleges, Inc.[a,b]	153,786
9,800	Cracker Barrel Old Country Store, Inc.	483,238
37,700	Crocs, Inc.[a]	970,775
6,800	DineEquity, Inc.[a]	355,436
8,200	Drew Industries, Inc.	202,704
13,333	E.W. Scripps Company[a]	128,930
12,250	Ethan Allen Interiors, Inc.[b]	260,803
22,993	Finish Line, Inc.	492,050
16,750	Fred’s, Inc.	241,702
10,100	Genesco, Inc.[a]	526,210
10,200	Group 1 Automotive, Inc.[b]	420,036
16,900	Harte-Hanks, Inc.	137,228
7,900	Haverty Furniture Companies, Inc.	90,929
13,200	Helen of Troy, Ltd.[a]	455,796
11,650	Hibbett Sports, Inc.[a]	474,271
26,700	Hillenbrand, Inc.	631,455
19,075	Hot Topic, Inc.	141,918
16,700	HSN, Inc.[a]	549,764
31,100	Iconix Brand Group, Inc.[a]	752,620
17,400	Interval Leisure Group, Inc.[a]	238,206
21,200	Jack in the Box, Inc.[a]	482,936
11,600	JAKKS Pacific, Inc.[a]	213,556
11,762	Joseph A. Bank Clothiers, Inc.[a]	588,218
9,200	Kid Brands, Inc.[a]	47,472
6,700	Kirkland’s, Inc.[a]	80,534
11,600	K-Swiss, Inc.[a]	123,308
22,100	La-Z-Boy, Inc.[a]	218,127
9,100	Lincoln Educational Services	156,065
9,300	Lithia Motors, Inc.[b]	182,559
66,818	Live Nation Entertainment, Inc.[a]	766,402
40,300	Liz Claiborne, Inc.[a,b]	215,605
10,000	Lumber Liquidators Holdings, Inc.[a,b]	254,000
8,000	M/I Homes, Inc.[a]	98,080
10,000	Maidenform Brands, Inc.[a]	276,600
9,300	Marcus Corporation	91,884
9,900	MarineMax, Inc.[a]	86,724
22,000	Men’s Wearhouse, Inc.	741,400
13,800	Meritage Homes Corporation[a]	311,328
6,100	Midas, Inc.[a]	38,552
4,800	Monarch Casino & Resort, Inc.[a]	50,112
13,050	Monro Muffler Brake, Inc.	486,635
7,400	Movado Group, Inc.	126,614
11,500	Multimedia Games Holding Company, Inc.[a]	52,325
11,500	NutriSystem, Inc.[b]	161,690
8,100	O’Charley’s, Inc.[a]	59,211
36,700	OfficeMax, Inc.[a]	288,095
5,900	Oxford Industries, Inc.	199,184
9,700	P.F. Chang’s China Bistro, Inc.[b]	390,328
8,600	Papa John’s International, Inc.[a]	286,036
5,500	Peet’s Coffee & Tea, Inc.[a,b]	317,350
22,500	Pep Boys - Manny, Moe & Jack	245,925
5,400	Perry Ellis International, Inc.[a]	136,350
9,200	PetMed Express, Inc.[b]	109,020
26,400	Pinnacle Entertainment, Inc.[a,b]	393,360
20,512	Pool Corporation[b]	611,463
4,200	Pre-Paid Legal Services, Inc.[a]	279,258
55,500	Quiksilver, Inc.[a]	260,850
6,500	Red Robin Gourmet Burgers, Inc.[a]	236,470
27,800	Ruby Tuesday, Inc.[a]	299,684
6,500	Rue21, Inc.[a,b]	211,250
13,200	Ruth’s Hospitality Group, Inc.[a]	74,052
23,700	Select Comfort Corporation[a]	426,126
23,125	Shuffle Master, Inc.[a]	216,334
15,100	Skechers USA, Inc.[a]	218,648
2,900	Skyline Corporation	50,750
15,100	Sonic Automotive, Inc.[b]	221,215
26,352	Sonic Corporation[a]	280,122
14,200	Spartan Motors, Inc.	76,680
15,400	Stage Stores, Inc.	258,720
5,100	Stamps.com, Inc.	68,034
8,400	Standard Motor Products, Inc.	127,932
42,000	Standard Pacific Corporation[a,b]	140,700
11,900	Stein Mart, Inc.	114,716
14,950	Steven Madden, Ltd.[a]	560,774
8,000	Sturm, Ruger & Company, Inc.[b]	175,600
10,000	Superior Industries International, Inc.	221,100
24,600	Texas Roadhouse, Inc.	431,361
11,000	True Religion Apparel, Inc.[a]	319,880
15,500	Tuesday Morning Corporation[a]	72,075
6,400	Universal Electronic, Inc.[a]	161,664
9,000	Universal Technical Institute, Inc.	177,930
11,000	Vitamin Shoppe, Inc.[a]	503,360
12,400	Winnebago Industries, Inc.[a]	119,784
21,200	Wolverine World Wide, Inc.	885,100
9,900	Zale Corporation[a]	55,440
9,000	Zumiez, Inc.[a,b]	224,730

	Total Consumer Discretionary	32,328,750

Consumer Staples (4.1%)
37,100	Alliance One International, Inc.[a]	119,833
8,100	Andersons, Inc.	342,225
20,400	B&G Foods, Inc.	420,648
3,900	Boston Beer Company, Inc.[a]	349,440
5,200	Calavo Growers, Inc.[b]	109,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Consumer Staples (4.1%) - continued
5,700	Cal-Maine Foods, Inc.[b]	$182,172
16,200	Casey’s General Stores, Inc.	712,800
20,800	Central Garden & Pet Company[a]	211,120
49,900	Darling International, Inc.[a]	883,230
9,400	Diamond Foods, Inc.[b]	717,596
18,500	Hain Celestial Group, Inc.[a]	617,160
6,500	Inter Parfums, Inc.	149,695
6,100	J & J Snack Foods Corporation	304,085
5,700	Medifast, Inc.[a,b]	135,261
5,200	Nash Finch Company	186,212
21,400	Prestige Brands Holdings, Inc.[a]	274,776
8,000	Sanderson Farms, Inc.[b]	382,240
3,900	Seneca Foods Corporation[a]	99,762
20,300	Snyders-Lance, Inc.	439,089
9,600	Spartan Stores, Inc.	187,488
15,100	TreeHouse Foods, Inc.[a]	824,611
20,600	United Natural Foods, Inc.[a]	879,002
7,170	WD-40 Company	279,917

	Total Consumer Staples	8,807,874

Energy (4.3%)
10,100	Basic Energy Services, Inc.[a]	317,847
15,500	Bristow Group, Inc.	790,810
5,500	Contango Oil & Gas Company[a]	321,420
7,900	GeoResources, Inc.[a]	177,671
6,100	Gulf Island Fabrication, Inc.	196,908
16,000	Gulfport Energy Corporation[a]	475,040
9,700	Hornbeck Offshore Services, Inc.[a]	266,750
66,500	ION Geophysical Corporation[a]	629,090
13,000	Lufkin Industries, Inc.	1,118,650
11,300	Matrix Service Company[a]	151,194
1,900	OYO Geospace Corporation[a]	190,000
19,500	Penn Virginia Corporation	257,595
10,000	Petroleum Development Corporation[a,b]	299,100
23,700	PetroQuest Energy, Inc.[a,b]	166,374
23,200	Pioneer Drilling Company[a]	353,568
9,250	SEACOR Holdings, Inc.	924,630
20,900	Stone Energy Corporation[a]	635,151
18,100	Swift Energy Company[a]	674,587
32,750	Tetra Technologies, Inc.[a]	416,907
30,200	World Fuel Services Corporation	1,085,086

	Total Energy	9,448,378

Financials (18.9%)
17,228	Acadia Realty Trust	350,245
7,800	Amerisafe, Inc.[a]	176,436
19,600	Bank Mutual Corporation	71,932
5,600	Bank of the Ozarks, Inc.	291,536
56,000	BioMed Realty Trust, Inc.	1,077,440
32,800	Boston Private Financial Holdings, Inc.	215,824
25,200	Brookline Bancorp, Inc.	233,604
8,600	Calamos Asset Management, Inc.	124,872
12,500	Cash America International, Inc.	723,375
20,500	Cedar Shopping Centers, Inc.	105,575
6,500	City Holding Company[b]	214,695
35,600	Colonial Properties Trust	726,240
16,800	Columbia Banking System, Inc.	289,296
15,700	Community Bank System, Inc.[b]	389,203
23,465	Delphi Financial Group, Inc.	685,413
71,367	DiamondRock Hospitality Company	765,768
11,875	Dime Community Bancshares	172,662
11,400	EastGroup Properties, Inc.	484,614
9,100	eHealth, Inc.[a,b]	121,576
16,400	Employers Holdings, Inc.	275,028
19,900	Entertainment Properties Trust	929,330
39,900	Extra Space Storage, Inc.	851,067
21,300	EZCORP, Inc.[a]	757,747
54,100	F.N.B. Corporation[b]	559,935
9,073	First BanCorp[a,b]	39,105
13,400	First Cash Financial Services, Inc.[a]	562,666
40,300	First Commonwealth Financial Corporation	231,322
24,800	First Financial Bancorp	413,912
13,450	First Financial Bankshares, Inc.[b]	463,352
31,812	First Midwest Bancorp, Inc.	390,969
15,100	Forestar Real Estate Group, Inc.[a]	248,093
30,200	Franklin Street Properties Corporation	389,882
10,800	Getty Realty Corporation[b]	272,484
30,700	Glacier Bancorp, Inc.	413,836
64,500	Hanmi Financial Corporation[a]	69,015
31,000	Healthcare Realty Trust, Inc.	639,530
9,320	Home Bancshares, Inc.	220,325
16,700	Home Properties, Inc.	1,016,696
17,000	Horace Mann Educators Corporation	265,370
9,100	Independent Bank Corporation (MA)[b]	238,875
5,300	Infinity Property & Casualty Corporation	289,698
32,900	Inland Real Estate Corporation	290,507
18,000	Interactive Brokers Group, Inc.	281,700
17,600	Investment Technology Group, Inc.[a]	246,752
24,900	Kilroy Realty Corporation	983,301
27,100	Kite Realty Group Trust	134,958
36,400	LaSalle Hotel Properties	958,776
57,659	Lexington Realty Trust	526,427
12,900	LTC Properties, Inc.	358,878
22,674	Meadowbrook Insurance Group, Inc.	224,699
47,600	Medical Properties Trust, Inc.	547,400
15,600	Mid-America Apartment Communities, Inc.	1,052,532
16,200	Nara Bancorp, Inc.[a]	131,706
18,800	National Financial Partners[a,b]	216,952
52,400	National Penn Bancshares, Inc.	415,532
36,300	National Retail Properties, Inc.[b]	889,713
5,300	Navigators Group, Inc.[a]	249,100
14,700	NBT Bancorp, Inc.	325,311
40,400	Old National Bancorp	436,320
18,100	optionsXpress Holdings, Inc.	301,908
14,100	PacWest Bancorp	290,037
9,400	Parkway Properties, Inc.	160,364
23,700	Pennsylvania Real Estate Investment Trust[b]	372,090
14,600	Pinnacle Financial Partners, Inc.[a,b]	227,176
6,700	Piper Jaffray Companies[a]	193,027
7,300	Portfolio Recovery Associates, Inc.[a]	618,967
21,300	Post Properties, Inc.	868,188
9,100	Presidential Life Corporation[b]	95,004
25,100	PrivateBancorp, Inc.	346,380
13,000	ProAssurance Corporation[a]	910,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Financials (18.9%) - continued
46,400	Prospect Capital Corporation[b]	$469,104
22,200	Provident Financial Services, Inc.	317,904
8,000	PS Business Parks, Inc.	440,800
7,100	RLI Corporation[b]	439,632
10,600	S&T Bancorp, Inc.[b]	197,054
6,500	Safety Insurance Group, Inc.	273,260
4,900	Saul Centers, Inc.	192,913
23,000	Selective Insurance Group, Inc.	374,210
17,600	Signature Bank[a]	1,006,720
7,400	Simmons First National Corporation	189,884
11,800	Sovran Self Storage, Inc.	483,800
13,200	Sterling Bancorp	125,268
43,500	Sterling Bancshares, Inc.	354,960
8,200	Stewart Information Services Corporation	82,246
22,950	Stifel Financial Corporation[a]	822,987
55,400	Susquehanna Bancshares, Inc.	443,200
12,526	SWS Group, Inc.	75,031
34,700	Tanger Factory Outlet Centers, Inc.	928,919
15,900	Texas Capital Bancshares, Inc.[a]	410,697
3,540	Tompkins Financial Corporation	138,910
17,600	Tower Group, Inc.	419,232
38,582	Trustco Bank Corporation NY	189,052
12,800	UMB Financial Corporation[b]	536,064
48,900	Umpqua Holdings Corporation[b]	565,773
16,400	United Bankshares, Inc.[b]	401,472
8,075	United Community Banks, Inc.[a,b]	85,272
9,100	United Fire & Casualty Company	158,067
5,400	Universal Health Realty Income Trust	215,892
10,000	Urstadt Biddle Properties, Inc.	181,100
24,100	Wilshire Bancorp, Inc.[a,b]	70,854
14,900	Wintrust Financial Corporation[b]	479,482
6,612	World Acceptance Corporation[a,b]	433,549

	Total Financials	40,915,556

Health Care (12.7%)
9,600	Abaxis, Inc.[a]	261,600
30,100	Affymetrix, Inc.[a]	238,693
4,800	Air Methods Corporation[a]	358,752
29,500	Align Technology, Inc.[a]	672,600
3,500	Almost Family, Inc.[a]	95,900
12,533	Amedisys, Inc.[a,b]	333,754
21,200	AMERIGROUP Corporation[a]	1,493,964
16,900	AMN Healthcare Services, Inc.[a]	140,608
13,350	AmSurg Corporation[a]	348,835
5,400	Analogic Corporation	283,986
18,900	ArQule, Inc.[a]	118,125
10,500	Bio-Reference Laboratories, Inc.[a,b]	219,450
12,500	Cambrex Corporation[a]	57,750
5,500	Cantel Medical Corporation	148,005
21,300	Centene Corporation[a]	756,789
9,100	Chemed Corporation	596,232
4,700	Computer Programs and Systems, Inc.	298,356
12,050	CONMED Corporation[a]	343,184
2,800	Corvel Corporation[a]	131,320
13,300	Cross Country Healthcare, Inc.[a]	101,080
11,950	CryoLife, Inc.[a]	66,920
25,600	Cubist Pharmaceuticals, Inc.[a,b]	921,344
10,400	Cyberonics, Inc.[a]	290,680
9,400	Emergent Biosolutions, Inc.[a]	211,970
5,600	Ensign Group, Inc.	170,184
14,397	Enzo Biochem, Inc.[a]	61,187
18,400	eResearch Technology, Inc.[a]	117,208
13,000	Gentiva Health Services, Inc.[a]	270,790
9,900	Greatbatch, Inc.[a]	265,518
11,000	Haemonetics Corporation[a]	708,070
14,200	Hanger Orthopedic Group, Inc.[a]	347,474
28,900	Healthspring, Inc.[a]	1,333,157
14,500	Healthways, Inc.[a]	220,110
4,400	Hi-Tech Pharmacal Company[a]	127,292
12,100	HMS Holding Corporation[a]	930,127
5,100	ICU Medical, Inc.[a]	222,870
8,800	Integra LifeSciences Holdings Corporation[a,b]	420,728
13,600	Invacare Corporation	451,384
7,000	IPC The Hospitalist Company, Inc.[a]	324,450
6,400	Kendle International, Inc.[a]	96,512
3,600	Kensey Nash Corporation[a]	90,828
4,000	Landauer, Inc.	246,360
8,050	LCA-Vision, Inc.[a]	38,479
6,700	LHC Group, Inc.[a]	154,502
13,300	Magellan Health Services, Inc.[a]	728,042
8,700	MedCath Corporation[a]	118,233
22,600	Medicines Company[a]	373,126
17,500	Meridian Bioscience, Inc.[b]	421,925
15,475	Merit Medical Systems, Inc.[a]	278,086
10,900	Molina Healthcare, Inc.[a]	295,608
5,400	MWI Veterinary Supply, Inc.[a]	436,158
12,400	Natus Medical, Inc.[a]	187,860
9,850	Neogen Corporation[a]	445,319
16,900	NuVasive, Inc.[a,b]	555,672
14,100	Omnicell, Inc.[a]	219,819
8,100	Palomar Medical Technologies, Inc.[a]	91,368
15,400	Par Pharmaceutical Companies, Inc.[a]	507,892
25,100	PAREXEL International Corporation[a]	591,356
12,500	PharMerica Corporation[a]	159,500
23,700	PSS World Medical, Inc.[a]	663,837
8,200	Quality Systems, Inc.[b]	715,860
26,300	Questcor Pharmaceuticals, Inc.[a]	633,830
31,800	Regeneron Pharmaceuticals, Inc.[a]	1,803,378
24,900	Salix Pharmaceuticals, Ltd.[a]	991,767
30,300	Savient Pharmaceuticals, Inc.[a,b]	226,947
7,500	SurModics, Inc.[a]	83,250
15,500	Symmetry Medical, Inc.[a]	139,035
32,400	Viropharma, Inc.[a]	599,400
14,300	West Pharmaceutical Services, Inc.	625,768
9,300	Zoll Medical Corporation[a]	526,938

	Total Health Care	27,507,101

Industrials (15.6%)
14,400	A.O. Smith Corporation	609,120
7,550	AAON, Inc.[b]	164,892
16,900	AAR Corporation	457,821
20,300	ABM Industries, Inc.	473,802
29,300	Actuant Corporation	786,119
6,400	Aerovironment, Inc.[a]	226,240
11,900	Albany International Corporation	314,041

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Industrials (15.6%) - continued
6,400	Allegiant Travel Company[a,b]	$316,800
3,900	American Science & Engineering, Inc.	312,000
12,000	Apogee Enterprises, Inc.	153,720
16,050	Applied Industrial Technologies, Inc.	571,541
10,800	Arkansas Best Corporation	256,284
8,500	Astec Industries, Inc.[a]	314,330
5,300	AZZ, Inc.	242,740
6,400	Badger Meter, Inc.[b]	236,736
19,300	Barnes Group, Inc.	478,833
20,225	Belden, Inc.	705,044
22,500	Brady Corporation	721,350
21,500	Briggs & Stratton Corporation	426,990
4,000	Cascade Corporation	190,280
5,500	CDI Corporation	73,095
10,650	Ceradyne, Inc.[a]	415,244
7,400	Circor International, Inc.	316,942
21,500	CLARCOR, Inc.	1,016,520
16,200	Comfort Systems USA, Inc.	171,882
4,200	Consolidated Graphics, Inc.[a]	230,790
6,700	Cubic Corporation	341,633
19,800	Curtiss-Wright Corporation	640,926
12,800	Dolan Company[a]	108,416
14,500	Dycom Industries, Inc.[a]	236,930
28,500	EMCOR Group, Inc.[a]	835,335
8,100	Encore Wire Corporation	196,182
8,800	EnPro Industries, Inc.[a]	423,016
11,300	ESCO Technologies, Inc.	415,840
13,000	Esterline Technologies Corporation[a]	993,200
6,000	Exponent, Inc.[a]	261,060
26,500	Federal Signal Corporation	173,840
12,500	Forward Air Corporation	422,375
8,000	G & K Services, Inc.	270,880
25,000	GenCorp, Inc.[a]	160,500
27,700	Geo Group, Inc.[a]	637,931
13,000	Gibraltar Industries, Inc.[a]	147,160
20,230	Griffon Corporation[a]	203,918
28,337	Healthcare Services Group, Inc.	460,476
21,648	Heartland Express, Inc.[b]	358,491
7,600	Heidrick & Struggles International, Inc.	172,064
16,000	Hub Group, Inc.[a]	602,560
21,800	II-VI, Inc.[a]	558,080
16,800	Insituform Technologies, Inc.[a]	352,296
9,700	Insperity, Inc.	287,217
27,900	Interface, Inc.	540,423
12,200	John Bean Technologies Corporation	235,704
11,200	Kaman Corporation	397,264
13,900	Kaydon Corporation	518,748
12,100	Kelly Services, Inc.[a]	199,650
26,350	Knight Transportation, Inc.	447,687
1,700	Lawson Products, Inc.	33,439
5,350	Lindsay Manufacturing Company[b]	368,080
7,300	Lydall, Inc.[a]	87,308
19,200	Mobile Mini, Inc.[a]	406,848
19,550	Moog, Inc.[a]	850,816
16,100	Mueller Industries, Inc.	610,351
2,200	National Presto Industries, Inc.[b]	223,278
22,000	Navigant Consulting, Inc.[a]	230,780
7,260	NCI Building Systems, Inc.[a]	82,691
18,325	Old Dominion Freight Line, Inc.[a]	683,522
15,800	On Assignment, Inc.[a]	155,314
24,900	Orbital Sciences Corporation[a]	419,565
11,500	Orion Marine Group, Inc.[a]	108,215
3,800	Powell Industries, Inc.[a]	138,700
15,775	Quanex Building Products Corporation	258,552
19,400	Robbins & Myers, Inc.	1,025,290
6,800	School Specialty, Inc.[a,b]	97,852
21,600	SFN Group, Inc.[a]	196,344
17,100	Simpson Manufacturing Company, Inc.[b]	510,777
22,600	SkyWest, Inc.	340,356
5,400	Standard Register Company	17,010
5,300	Standex International Corporation	162,551
17,300	Sykes Enterprises, Inc.[a]	372,469
15,700	Teledyne Technologies, Inc.[a]	790,652
26,606	Tetra Tech, Inc.[a]	598,635
13,200	Toro Company	798,600
9,800	Tredegar Corporation	179,830
18,900	TrueBlue, Inc.[a]	273,672
6,300	UniFirst Corporation	353,997
19,600	United Stationers, Inc.[b]	694,428
8,300	Universal Forest Products, Inc.	198,868
8,700	Viad Corporation	193,923
8,400	Vicor Corporation	135,828
12,500	Watts Water Technologies, Inc.	442,625

	Total Industrials	33,824,124

Information Technology (19.1%)
16,500	Advanced Energy Industries, Inc.[a]	244,035
8,400	Agilysys, Inc.[a]	70,056
12,200	Anixter International, Inc.	797,148
52,823	Arris Group, Inc.[a]	613,275
13,500	ATMI, Inc.[a]	275,805
12,413	Avid Technology, Inc.[a]	233,861
5,000	Bel Fuse, Inc.	108,450
25,850	Benchmark Electronics, Inc.[a]	426,525
7,700	Black Box Corporation	240,779
18,500	Blackbaud, Inc.	512,820
18,500	Blue Coat Systems, Inc.[a]	404,410
14,500	Bottomline Technologies, Inc.[a]	358,295
29,100	Brightpoint, Inc.[a]	236,001
28,207	Brooks Automation, Inc.[a]	306,328
10,000	Cabot Microelectronics Corporation[a]	464,700
12,800	CACI International, Inc.[a]	807,424
13,000	Cardtronics, Inc.[a]	304,850
9,800	Ceva, Inc.[a]	298,508
17,100	Checkpoint Systems, Inc.[a]	305,748
30,400	CIBER, Inc.[a]	168,720
28,200	Cirrus Logic, Inc.[a,b]	448,380
17,700	Cognex Corporation	627,111
10,300	Cohu, Inc.	135,033
18,800	CommVault Systems, Inc.[a]	835,660
11,000	comScore, Inc.[a]	284,900
11,100	Comtech Telecommunications Corporation	311,244
14,800	CSG Systems International, Inc.[a]	273,504
14,600	CTS Corporation	141,182
13,000	Cymer, Inc.[a]	643,630
15,100	Daktronics, Inc.	162,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Information Technology (19.1%) - continued
17,500	DealerTrack Holdings, Inc.[a]	$401,625
10,100	DG FastChannel, Inc.[a]	323,705
10,800	Digi International, Inc.[a]	140,400
15,650	Diodes, Inc.[a]	408,465
10,000	DSP Group, Inc.[a]	87,000
7,400	DTS, Inc.[a]	300,070
16,800	Ebix, Inc.[a,b]	320,040
10,300	Electro Scientific Industries, Inc.[a]	198,790
6,500	EMS Technologies, Inc.[a]	214,305
28,700	Entropic Communications, Inc.[a]	255,143
13,400	EPIQ Systems, Inc.	190,548
19,000	Exar Corporation[a]	120,270
7,000	FARO Technologies, Inc.[a]	306,600
16,500	FEI Company[a]	630,135
6,300	Forrester Research, Inc.	207,648
10,700	Gerber Scientific, Inc.[a]	119,091
42,600	Harmonic, Inc.[a]	307,998
16,400	Heartland Payment Systems, Inc.	337,840
10,700	Hittite Microwave Corporation[a]	662,437
12,500	iGATE Corporation[b]	204,000
15,800	InfoSpace, Inc.[a]	144,096
19,875	Insight Enterprises, Inc.[a]	351,986
7,500	Integral Systems, Inc.[a]	91,275
6,000	Interactive Intelligence, Inc.[a]	210,300
20,300	Intermec, Inc.[a]	224,112
9,700	Intevac, Inc.[a]	99,037
19,600	J2 Global Communication, Inc.[a]	553,308
18,000	JDA Software Group, Inc.[a]	556,020
27,500	Kopin Corporation[a]	129,525
30,700	Kulicke and Soffa Industries, Inc.[a]	341,998
7,600	Liquidity Services, Inc.[a]	179,436
9,700	Littelfuse, Inc.	569,584
19,800	Liveperson, Inc.[a,b]	279,972
7,100	LogMeIn, Inc.[a]	273,847
7,800	LoJack Corporation[a]	34,008
9,300	Manhattan Associates, Inc.[a]	320,292
7,400	MAXIMUS, Inc.	612,202
12,900	Mercury Computer Systems, Inc.[a]	240,972
15,800	Methode Electronics, Inc.	183,438
21,500	Micrel, Inc.[b]	227,470
36,800	Microsemi Corporation[a]	754,400
3,500	MicroStrategy, Inc.[a]	569,380
22,300	MKS Instruments, Inc.	589,166
14,600	Monolithic Power Systems, Inc.[a]	225,132
12,400	Monotype Imaging Holdings, Inc.[a]	175,212
6,700	MTS Systems Corporation	280,261
7,600	Nanometrics, Inc.[a]	144,324
3,400	NCI, Inc.[a]	77,248
15,600	NETGEAR, Inc.[a]	682,032
15,100	NetScout Systems, Inc.[a]	315,439
13,000	Network Equipment Technologies, Inc.[a]	28,600
15,900	Newport Corporation[a]	288,903
13,700	Novatel Wireless, Inc.[a]	75,076
8,800	Oplink Communications, Inc.[a]	163,944
8,100	OSI Systems, Inc.[a]	348,300
8,850	Park Electrochemical Corporation	247,358
7,900	PC-Tel, Inc.[a]	51,192
13,000	Perficient, Inc.[a]	133,380
10,700	Pericom Semiconductor Corporation[a]	95,658
16,000	Plexus Corporation[a]	556,960
12,300	Power Integrations, Inc.	472,689
28,550	Progress Software Corporation[a]	688,911
17,700	Pulse Electronics Corporation	78,234
14,600	Radiant Systems, Inc.[a]	305,140
10,400	RadiSys Corporation[a]	75,816
10,300	RightNow Technologies, Inc.[a]	333,720
12,100	Rofin-Sinar Technologies, Inc.[a]	413,215
6,800	Rogers Corporation[a]	314,160
13,500	Rudolph Technologies, Inc.[a]	144,585
11,500	ScanSource, Inc.[a]	431,020
11,900	Sigma Designs, Inc.[a]	90,916
13,500	Smith Micro Software, Inc.[a,b]	56,835
12,100	Sourcefire, Inc.[a]	359,612
9,800	Standard Microsystems Corporation[a]	264,502
9,000	Stratasys, Inc.[a,b]	303,300
11,100	Super Micro Computer, Inc.[a]	178,599
5,500	Supertex, Inc.[a]	123,200
18,350	Symmetricom, Inc.[a]	106,981
14,600	Synaptics, Inc.[a,b]	375,804
10,800	Synchronoss Technologies, Inc.[a]	342,684
10,200	Synnex Corporation[a]	323,340
36,950	Take-Two Interactive Software, Inc.[a]	564,596
17,500	Taleo Corporation[a]	648,025
29,400	Tekelec, Inc.[a]	268,422
11,900	TeleTech Holdings, Inc.[a]	250,852
21,800	Tessera Technologies, Inc.[a]	373,652
29,137	THQ, Inc.[a,b]	105,476
70,000	TriQuint Semiconductor, Inc.[a]	713,300
18,700	TTM Technologies, Inc.[a]	299,574
10,700	Tyler Technologies, Inc.[a]	286,546
10,700	Ultratech, Inc.[a]	325,066
37,800	United Online, Inc.	227,934
17,300	Veeco Instruments, Inc.[a,b]	837,493
17,800	Viasat, Inc.[a]	770,206
10,500	Volterra Semiconductor Corporation[a]	258,930
17,000	Websense, Inc.[a]	441,490
16,500	Wright Express Corporation[a]	859,155
13,500	XO Group, Inc.[a]	134,325

	Total Information Technology	41,350,569

Materials (5.3%)
13,200	A. Schulman, Inc.	332,508
7,200	A.M. Castle & Company[a]	119,592
10,900	AMCOL International Corporation	415,944
9,200	American Vanguard Corporation	119,324
10,800	Arch Chemicals, Inc.	371,952
12,300	Balchem Corporation	538,494
17,000	Buckeye Technologies, Inc.[b]	458,660
24,100	Calgon Carbon Corporation[a]	409,700
24,200	Century Aluminum Company[a]	378,730
4,900	Clearwater Paper Corporation[a]	334,572
4,600	Deltic Timber Corporation	246,974
19,000	Eagle Materials, Inc.	529,530
21,100	H.B. Fuller Company	515,262
3,700	Hawkins, Inc.[b]	134,014
5,200	Haynes International, Inc.	322,036
25,900	Headwaters, Inc.[a]	81,067

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Materials (5.3%) - continued
6,300	Kaiser Aluminum Corporation	$344,106
16,300	KapStone Paper and Packaging Corporation[a]	270,091
8,800	Koppers Holdings, Inc.	333,784
13,600	Kraton Performance Polymers, Inc.[a]	532,712
7,300	LSB Industries, Inc.[a]	313,316
8,700	Materion Corporation[a]	321,639
15,063	Myers Industries, Inc.	154,847
6,400	Neenah Paper, Inc.	136,192
3,900	Olympic Steel, Inc.	107,367
13,200	OM Group, Inc.[a]	536,448
39,800	PolyOne Corporation	615,706
5,400	Quaker Chemical Corporation	232,254
12,900	RTI International Metals, Inc.[a]	494,973
7,500	Schweitzer-Mauduit International, Inc.	421,125
3,300	Stepan Company	233,970
17,700	STR Holdings, Inc.[a,b]	264,084
11,900	Texas Industries, Inc.[b]	495,397
21,000	Wausau Paper Corporation	141,540
9,350	Zep, Inc.	176,715

	Total Materials	11,434,625

Telecommunications Services (0.7%)
3,900	Atlantic Tele-Network, Inc.[b]	149,604
13,300	Cbeyond, Inc.[a]	175,959
84,800	Cincinnati Bell, Inc.[a]	281,536
16,200	General Communication, Inc.[a]	195,534
14,700	Neutral Tandem, Inc.[a,b]	256,074
12,700	NTELOS Holdings Corporation	259,334
9,400	USA Mobility, Inc.	143,444

	Total Telecommunications Services	1,461,485

Utilities (3.9%)
13,333	ALLETE, Inc.	547,186
7,950	American States Water Company	275,547
24,600	Avista Corporation	631,974
5,700	Central Vermont Public Service Corporation	206,055
6,600	CH Energy Group, Inc.	351,516
18,000	El Paso Electric Company	581,400
9,600	Laclede Group, Inc.[b]	363,168
17,650	New Jersey Resources Corporation	787,367
11,400	Northwest Natural Gas Company	514,482
15,500	NorthWestern Corporation	513,205
30,700	Piedmont Natural Gas Company, Inc.[b]	928,982
12,800	South Jersey Industries, Inc.	695,168
19,600	Southwest Gas Corporation	756,756
21,566	UIL Holdings Corporation[b]	697,660
15,600	UniSource Energy Corporation	582,348

	Total Utilities	8,432,814

	Total Common Stock (cost $167,090,640)	215,511,276

26,079,363	Thrivent Financial Securities Lending Trust	26,079,363

	Total Collateral Held for Securities Loaned (cost $26,079,363)	26,079,363

Principal Amount	Short-Term Investments (0.1%)[c]
	U.S. Treasury Bills
200,000	0.125%, 8/18/2011[d]	199,967

	Total Short-Term Investments (at amortized cost)	199,967

	Total Investments (cost $193,369,970) 111.6%	$241,790,606

	Other Assets and Liabilities, Net (11.6%)	(25,173,437)

	Total Net Assets 100.0%	$216,617,169

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At June 30, 2011, $199,967 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$62,821,534
Gross unrealized depreciation	(19,236,411)
Net unrealized appreciation (depreciation)	$43,585,123

Cost for federal income tax purposes	$198,205,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	32,328,750	32,328,750	—	—
Consumer Staples	8,807,874	8,807,874	—	—
Energy	9,448,378	9,448,378	—	—
Financials	40,915,556	40,915,556	—	—
Health Care	27,507,101	27,507,101	—	—
Industrials	33,824,124	33,824,124	—	—
Information Technology	41,350,569	41,350,569	—	—
Materials	11,434,625	11,434,625	—	—
Telecommunications Services	1,461,485	1,461,485	—	—
Utilities	8,432,814	8,432,814	—	—
Collateral Held for Securities Loaned	26,079,363	26,079,363	—	—
Short-Term Investments	199,967	—	199,967	—

Total	$241,790,606	$241,590,639	$199,967	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	28,169	28,169	—	—

Total Asset Derivatives	$28,169	$28,169	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	7	September 2011	$549,611	$577,780	$28,169
Total Futures Contracts					$28,169

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	28,169
Total Equity Contracts		28,169

Total Asset Derivatives		$28,169

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	138,198
Total Equity Contracts		138,198

Total		$138,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(8,250)
Total Equity Contracts		(8,250)

Total		($8,250)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,393,337	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$17,693,984	$45,999,485	$37,614,106	26,079,363	$26,079,363	$32,977
Total Value and Income Earned	17,693,984				26,079,363	32,977

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (94.3%)	Value
Consumer Discretionary (12.9%)
27,800	Abercrombie & Fitch Company	$1,860,376
110,300	American Eagle Outfitters, Inc.	1,406,325
14,600	Autoliv, Inc.[a]	1,145,370
17,400	BorgWarner, Inc.[b]	1,405,746
25,700	Darden Restaurants, Inc.	1,278,832
41,000	Discovery Communications, Inc.[b]	1,679,360
56,750	Dollar Tree, Inc.[b]	3,780,685
44,600	DreamWorks Animation SKG, Inc.[b]	896,460
42,300	Guess ?, Inc.	1,779,138
54,900	International Game Technology	965,142
81,000	MGM Resorts International[b]	1,070,010
21,100	O’Reilly Automotive, Inc.[b]	1,382,261
18,000	P.F. Chang’s China Bistro, Inc.[a]	724,320
32,900	PetSmart, Inc.	1,492,673
8,100	VF Corporation	879,336

	Total Consumer Discretionary	21,746,034

Consumer Staples (4.5%)
59,900	Avon Products, Inc.	1,677,200
20,700	Clorox Company	1,396,008
56,200	H.J. Heinz Company	2,994,336
24,100	Whole Foods Market, Inc.	1,529,145

	Total Consumer Staples	7,596,689

Energy (11.0%)
51,100	Alpha Natural Resources, Inc.[b]	2,321,984
30,600	Dresser-Rand Group, Inc.[b]	1,644,750
41,500	ENSCO International plc ADR	2,211,950
93,100	Helix Energy Solutions Group, Inc.[b]	1,541,736
101,700	Nabors Industries, Ltd.[b]	2,505,888
31,600	Oil States International, Inc.[b]	2,525,156
119,900	Petrohawk Energy Corporation[b]	2,957,933
51,400	Ultra Petroleum Corporation[b]	2,354,120
48,300	Willbros Group, Inc.[b]	412,482

	Total Energy	18,475,999

Financials (5.7%)
68,400	Discover Financial Services	1,829,700
6,600	IntercontinentalExchange, Inc.[b]	823,086
46,800	Lazard, Ltd.	1,736,280
21,700	MSCI, Inc.[b]	817,656
26,400	PartnerRe, Ltd.	1,817,640
80,793	TCF Financial Corporation	1,114,943
76,800	TD Ameritrade Holding Corporation	1,498,368

	Total Financials	9,637,673

Health Care (14.4%)
21,200	Alexion Pharmaceuticals, Inc.[b]	997,036
22,400	AmerisourceBergen Corporation	927,360
172,200	Boston Scientific Corporation[b]	1,189,902
16,900	C.R. Bard, Inc.	1,856,634
55,100	CareFusion Corporation[b]	1,497,067
43,000	CIGNA Corporation	2,211,490
97,300	Hologic, Inc.[b]	1,962,541
32,000	Hospira, Inc.[b]	1,813,120
31,800	Life Technologies Corporation[b]	1,655,826
66,300	Myriad Genetics, Inc.[b]	1,505,673
32,600	Quest Diagnostics, Inc.	1,926,660
20,900	Shire Pharmaceuticals Group plc ADR	1,968,989
30,400	Thermo Fisher Scientific, Inc.[b]	1,957,456
13,300	Vertex Pharmaceuticals, Inc.[b]	691,467
28,900	Watson Pharmaceuticals, Inc.[b]	1,986,297

	Total Health Care	24,147,518

Industrials (15.6%)
52,700	Aecom Technology Corporation[b]	1,440,818
72,000	BE Aerospace, Inc.[b]	2,938,320
49,500	Delta Air Lines, Inc.[b]	453,915
49,700	Expeditors International of Washington, Inc.	2,544,143
38,700	Jacobs Engineering Group, Inc.[b]	1,673,775
60,900	JB Hunt Transport Services, Inc.	2,867,781
76,600	Knight Transportation, Inc.	1,301,434
39,400	Manpower, Inc.	2,113,810
39,500	Pentair, Inc.	1,594,220
15,900	Precision Castparts Corporation	2,617,935
36,500	Quanta Services, Inc.[b]	737,300
19,600	Roper Industries, Inc.	1,632,680
31,500	Ryanair Holdings plc ADR	924,210
22,500	SPX Corporation	1,859,850
17,800	Stericycle, Inc.[b]	1,586,336

	Total Industrials	26,286,527

Information Technology (20.2%)
20,787	Akamai Technologies, Inc.[b]	654,167
14,500	Altera Corporation	672,075
18,400	ANSYS, Inc.[b]	1,005,928
164,400	Atmel Corporation[b]	2,313,108
19,400	CommVault Systems, Inc.[b]	862,330
85,000	Electronic Arts, Inc.[b]	2,006,000
35,800	F5 Networks, Inc.[b]	3,946,950
32,000	Marvell Technology Group, Ltd.[b]	472,480
17,300	Mercadolibre, Inc.[a]	1,372,582
52,260	Monster Worldwide, Inc.[b]	766,132
38,600	NetApp, Inc.[b]	2,037,308
52,502	Netlogic Microsystems, Inc.[b]	2,122,131
22,600	Nice Systems, Ltd. ADR[b]	821,736
126,900	Nuance Communications, Inc.[b]	2,724,543
91,200	NVIDIA Corporation[b]	1,453,272
57,684	Polycom, Inc.[b]	3,709,081
40,600	Red Hat, Inc.[b]	1,863,540
153,700	Symantec Corporation[b]	3,030,964
34,600	Teradata Corporation[b]	2,082,920

	Total Information Technology	33,917,247

Materials (7.0%)
54,300	Celanese Corporation	2,894,733
19,400	CF Industries Holdings, Inc.	2,748,398
45,000	Ecolab, Inc.	2,537,100
24,900	Newmont Mining Corporation	1,343,853
45,600	Pan American Silver Corporation	1,408,584
41,000	Stillwater Mining Company[b]	902,410

	Total Materials	11,835,078

Telecommunications Services (3.0%)
29,824	NII Holdings, Inc.[b]	1,263,941
43,700	SBA Communications Corporation[b]	1,668,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (94.3%)	Value
Telecommunications Services (3.0%) - continued
104,600	TW Telecom, Inc.[b]	$2,147,438

	Total Telecommunications Services	5,080,282

	Total Common Stock (cost $119,753,050)	158,723,047

	Collateral Held for Securities Loaned (1.8%)
3,056,775	Thrivent Financial Securities Lending Trust	3,056,775

	Total Collateral Held for Securities Loaned (cost $3,056,775)	3,056,775

Principal Amount	Short-Term Investments (3.7%)[c]
	Chariot Funding, LLC
4,300,000	0.110%, 7/5/2011	4,299,947
	Thunder Bay Funding, LLC
2,000,000	0.130%, 7/21/2011	1,999,856

	Total Short-Term Investments (at amortized cost)	6,299,803

	Total Investments (cost $129,109,628) 99.8%	$168,079,625

	Other Assets and Liabilities, Net 0.2%	299,368

	Total Net Assets 100.0%	$168,378,993

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,279,987
Gross unrealized depreciation	(3,521,679)

Net unrealized appreciation (depreciation)	$38,758,308

Cost for federal income tax purposes	$129,321,317

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	21,746,034	21,746,034	—	—
Consumer Staples	7,596,689	7,596,689	—	—
Energy	18,475,999	18,475,999	—	—
Financials	9,637,673	9,637,673	—	—
Health Care	24,147,518	24,147,518	—	—
Industrials	26,286,527	26,286,527	—	—
Information Technology	33,917,247	33,917,247	—	—
Materials	11,835,078	11,835,078	—	—
Telecommunications Services	5,080,282	5,080,282	—	—
Collateral Held for Securities Loaned	3,056,775	3,056,775	—	—
Short-Term Investments	6,299,803	—	6,299,803	—

Total	$168,079,625	$161,779,822	$6,299,803	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 – June 30, 2011
Thrivent Financial Securities Lending Trust	$4,709,450	$33,163,330	$34,816,005	3,056,775	$3,056,775	$10,242
Total Value and Income Earned	4,709,450				3,056,775	10,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (12.4%)
79,600	Abercrombie & Fitch Company	$5,326,832
236,900	American Eagle Outfitters, Inc.	3,020,475
36,900	Autoliv, Inc.[a]	2,894,805
38,650	BorgWarner, Inc.[b]	3,122,534
58,500	Darden Restaurants, Inc.	2,910,960
94,650	Discovery Communications, Inc.[b]	3,876,864
107,400	Dollar Tree, Inc.[b]	7,154,988
117,300	DreamWorks Animation SKG, Inc.[a,b]	2,357,730
95,400	Guess ?, Inc.	4,012,524
120,950	International Game Technology	2,126,301
231,400	MGM Resorts International[b]	3,056,794
51,500	O’Reilly Automotive, Inc.[b]	3,373,765
48,700	P.F. Chang’s China Bistro, Inc.[a]	1,959,688
83,200	PetSmart, Inc.	3,774,784
24,200	VF Corporation	2,627,152

	Total Consumer Discretionary	51,596,196

Consumer Staples (4.1%)
134,200	Avon Products, Inc.	3,757,600
51,300	Clorox Company	3,459,672
116,000	H.J. Heinz Company	6,180,480
58,200	Whole Foods Market, Inc.	3,692,790

	Total Consumer Staples	17,090,542

Energy (11.5%)
132,900	Alpha Natural Resources, Inc.[b]	6,038,976
80,300	Arch Coal, Inc.	2,140,798
80,000	Dresser-Rand Group, Inc.[b]	4,300,000
85,600	ENSCO International plc ADR	4,562,480
176,400	Helix Energy Solutions Group, Inc.[b]	2,921,184
212,900	Nabors Industries, Ltd.[b]	5,245,856
68,200	Oil States International, Inc.[b]	5,449,862
273,725	Petrohawk Energy Corporation[b]	6,752,796
126,100	Ultra Petroleum Corporation[b]	5,775,380
182,400	Weatherford International, Ltd.[b]	3,420,000
143,525	Willbros Group, Inc.[b]	1,225,703

	Total Energy	47,833,035

Financials (6.1%)
229,200	Discover Financial Services	6,131,100
16,850	IntercontinentalExchange, Inc.[b]	2,101,364
119,350	Lazard, Ltd.	4,427,885
61,800	MSCI, Inc.[b]	2,328,624
57,600	PartnerRe, Ltd.	3,965,760
188,614	TCF Financial Corporation	2,602,873
199,500	TD Ameritrade Holding Corporation	3,892,245

	Total Financials	25,449,851

Health Care (13.8%)
59,200	Alexion Pharmaceuticals, Inc.[b]	2,784,176
58,100	AmerisourceBergen Corporation	2,405,340
332,000	Boston Scientific Corporation[b]	2,294,120
46,775	C.R. Bard, Inc.	5,138,702
142,900	CareFusion Corporation[b]	3,882,593
113,100	CIGNA Corporation	5,816,733
198,550	Hologic, Inc.[b]	4,004,753
81,000	Hospira, Inc.[b]	4,589,460
74,500	Life Technologies Corporation[b]	3,879,215
166,550	Myriad Genetics, Inc.[b]	3,782,350
77,900	Quest Diagnostics, Inc.	4,603,890
57,900	Shire Pharmaceuticals Group plc ADR	5,454,759
62,300	Thermo Fisher Scientific, Inc.[b]	4,011,497
20,900	Vertex Pharmaceuticals, Inc.[b]	1,086,591
56,200	Watson Pharmaceuticals, Inc.[b]	3,862,626

	Total Health Care	57,596,805

Industrials (16.8%)
130,400	Aecom Technology Corporation[b]	3,565,136
174,500	BE Aerospace, Inc.[b]	7,121,345
54,700	C.H. Robinson Worldwide, Inc.	4,312,548
136,075	Delta Air Lines, Inc.[b]	1,247,808
117,795	Expeditors International of Washington, Inc.	6,029,926
99,500	Jacobs Engineering Group, Inc.[b]	4,303,375
148,000	JB Hunt Transport Services, Inc.	6,969,320
166,900	Knight Transportation, Inc.	2,835,631
91,200	Manpower, Inc.	4,892,880
93,275	Pentair, Inc.	3,764,579
37,050	Precision Castparts Corporation	6,100,282
101,600	Quanta Services, Inc.[b]	2,052,320
64,875	Roper Industries, Inc.	5,404,088
74,750	Ryanair Holdings plc ADR	2,193,165
59,100	SPX Corporation	4,885,206
47,400	Stericycle, Inc.[b]	4,224,288

	Total Industrials	69,901,897

Information Technology (20.6%)
44,414	Akamai Technologies, Inc.[b]	1,397,709
37,800	Altera Corporation	1,752,030
48,200	ANSYS, Inc.[b]	2,635,094
416,900	Atmel Corporation[b]	5,865,783
52,800	CommVault Systems, Inc.[b]	2,346,960
216,225	Electronic Arts, Inc.[b]	5,102,910
79,375	F5 Networks, Inc.[b]	8,751,094
117,400	Marvell Technology Group, Ltd.[b]	1,733,411
44,700	Mercadolibre, Inc.[a]	3,546,498
104,650	Monster Worldwide, Inc.[b]	1,534,169
84,275	NetApp, Inc.[b]	4,448,034
117,302	Netlogic Microsystems, Inc.[b]	4,741,347
60,500	Nice Systems, Ltd. ADR[b]	2,199,780
273,200	Nuance Communications, Inc.[b]	5,865,604
233,225	NVIDIA Corporation[b]	3,716,440
123,523	Polycom, Inc.[b]	7,942,529
101,400	Red Hat, Inc.[b]	4,654,260
306,150	Symantec Corporation[b]	6,037,278
136,900	TE Connectivity, Ltd.	5,032,443
109,300	Teradata Corporation[b]	6,579,860

	Total Information Technology	85,883,233

Materials (7.2%)
137,375	Celanese Corporation	7,323,461
51,000	CF Industries Holdings, Inc.	7,225,170
109,900	Ecolab, Inc.	6,196,162
64,200	Newmont Mining Corporation	3,464,874
114,800	Pan American Silver Corporation	3,546,172
105,900	Stillwater Mining Company[b]	2,330,859

	Total Materials	30,086,698

Telecommunications Services (2.8%)
66,034	NII Holdings, Inc.[b]	2,798,521

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (95.3%)	Value
Telecommunications Services (2.8%) - continued
108,900	SBA Communications Corporation[b]	$4,158,891
233,400	TW Telecom, Inc.[b]	4,791,702
	Total Telecommunications Services	11,749,114

	Total Common Stock (cost $320,756,973)	397,187,371

	Collateral Held for Securities Loaned (1.8%)
7,549,846	Thrivent Financial Securities Lending Trust	7,549,846

	Total Collateral Held for Securities Loaned (cost $7,549,846)	7,549,846

Principal Amount	Short-Term Investments (3.5%)[c]
	Barton Capital LLC
5,232,000	0.090%, 7/1/2011[d]	5,232,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.050%, 7/15/2011	4,999,903
	Federal National Mortgage Association Discount Notes
4,300,000	0.040%, 7/13/2011	4,299,943

	Total Short-Term Investments (at amortized cost)	14,531,846

	Total Investments (cost $342,838,665) 100.6%	$419,269,063

	Other Assets and Liabilities, Net (0.6%)	(2,321,187)

	Total Net Assets 100.0%	$416,947,876

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$87,015,031
Gross unrealized depreciation	(14,543,588)

Net unrealized appreciation (depreciation)	$72,471,443

Cost for federal income tax purposes	$346,797,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	51,596,196	51,596,196	—	—
Consumer Staples	17,090,542	17,090,542	—	—
Energy	47,833,035	47,833,035	—	—
Financials	25,449,851	25,449,851	—	—
Health Care	57,596,805	57,596,805	—	—
Industrials	69,901,897	69,901,897	—	—
Information Technology	85,883,233	85,883,233	—	—
Materials	30,086,698	30,086,698	—	—
Telecommunications Services	11,749,114	11,749,114	—	—
Collateral Held for Securities Loaned	7,549,846	7,549,846	—	—
Short-Term Investments	14,531,846	—	14,531,846	—

Total	$419,269,063	$404,737,217	$14,531,846	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$9,754,800	$82,532,422	$84,737,376	7,549,846	$7,549,846	$20,494
Total Value and Income Earned	9,754,800				7,549,846	20,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (14.6%)
128,461	DISH Network Corporation[a]	$3,939,899
32,639	Guess ?, Inc.	1,372,796
54,473	Hasbro, Inc.	2,392,999
84,065	Lear Corporation	4,495,796
67,773	Liberty Global, Inc.[a,b]	3,052,496
223,721	Liberty Media Corporation - Interactive[a]	3,751,801
19,943	Mohawk Industries, Inc.[a]	1,196,381
149,831	Newell Rubbermaid, Inc.	2,364,333
2,309	NVR, Inc.[a]	1,675,133
65,982	Royal Caribbean Cruises, Ltd.[a]	2,483,562
84,487	Scripps Networks Interactive	4,129,725
48,225	TRW Automotive Holdings Corporation[a]	2,846,722
63,886	Wyndham Worldwide Corporation	2,149,764

	Total Consumer Discretionary	35,851,407

Consumer Staples (5.2%)
64,017	Coca-Cola Enterprises, Inc.	1,868,016
97,186	ConAgra Foods, Inc.	2,508,370
35,077	Energizer Holdings, Inc.[a]	2,538,172
20,106	H.J. Heinz Company	1,071,248
61,855	J.M. Smucker Company	4,728,196

	Total Consumer Staples	12,714,002

Energy (7.0%)
43,318	Cabot Oil & Gas Corporation	2,872,417
36,161	Cameron International Corporation[a]	1,818,537
22,752	CONSOL Energy, Inc.	1,103,017
9,442	Energen Corporation	533,473
70,080	Frontier Oil Corporation	2,264,285
28,938	Helmerich & Payne, Inc.	1,913,380
52,219	Newfield Exploration Company[a]	3,551,936
23,833	Oil States International, Inc.[a]	1,904,495
14,034	Pioneer Natural Resources Company	1,257,025

	Total Energy	17,218,565

Financials (28.9%)
15,624	Alexandria Real Estate Equities, Inc.	1,209,610
15,557	AvalonBay Communities, Inc.	1,997,519
25,282	Camden Property Trust	1,608,441
54,622	CIT Group, Inc.[a]	2,417,570
35,140	Douglas Emmett, Inc.	698,935
6,130	Essex Property Trust, Inc.	829,328
44,455	Everest Re Group, Ltd.	3,634,196
253,702	Fifth Third Bancorp	3,234,700
18,577	First Republic Bank[a],b	599,666
188,338	Genworth Financial, Inc.[a]	1,936,115
99,774	Hartford Financial Services Group, Inc.	2,631,040
134,515	Host Hotels & Resorts, Inc.	2,280,029
102,741	Invesco, Ltd.	2,404,139
131,612	Janus Capital Group, Inc.	1,242,417
127,862	Kimco Realty Corporation	2,383,348
32,125	Lazard, Ltd.	1,191,837
83,632	Legg Mason, Inc.	2,739,784
62,142	Lincoln National Corporation	1,770,426
22,846	M&T Bank Corporation	2,009,306
49,116	Marsh & McLennan Companies, Inc.	1,531,928
255,064	MFA Financial, Inc.	2,050,714
77,514	NASDAQ OMX Group, Inc.[a]	1,961,104
23,073	PartnerRe, Ltd.	1,588,576
152,331	Principal Financial Group, Inc.	4,633,909
237,937	SLM Corporation	3,999,721
134,995	SunTrust Banks, Inc.	3,482,871
65,576	Tanger Factory Outlet Centers, Inc.	1,755,469
93,020	Unum Group	2,370,150
42,660	Ventas, Inc.	2,248,609
95,928	W.R. Berkley Corporation	3,111,904
127,311	XL Group plc	2,798,296
104,281	Zions Bancorporation	2,503,787

	Total Financials	70,855,444

Health Care (6.4%)
63,347	Aetna, Inc.	2,792,969
505,594	Boston Scientific Corporation[a]	3,493,655
107,761	Hologic, Inc.[a]	2,173,539
52,674	Kinetic Concepts, Inc.[a]	3,035,603
36,687	Patterson Companies, Inc.	1,206,635
126,831	Warner Chilcott plc	3,060,432

	Total Health Care	15,762,833

Industrials (10.3%)
49,082	BE Aerospace, Inc.[a]	2,003,036
28,446	Cooper Industries plc	1,697,373
22,829	Eaton Corporation	1,174,552
57,681	GrafTech International, Ltd.[a]	1,169,194
279,567	JetBlue Airways Corporation[a,b]	1,705,359
30,609	Kansas City Southern, Inc.[a]	1,816,032
204,311	Masco Corporation	2,457,861
27,881	Parker Hannifin Corporation	2,502,041
79,977	Pentair, Inc.	3,227,872
60,001	Republic Services, Inc.	1,851,031
24,512	Ryder System, Inc.	1,393,507
95,572	Spirit Aerosystems Holdings, Inc.[a]	2,102,584
95,960	Textron, Inc.	2,265,615

	Total Industrials	25,366,057

Information Technology (7.6%)
31,053	Amphenol Corporation	1,676,552
29,787	BMC Software, Inc.[a]	1,629,349
267,314	Brocade Communications[a]	1,726,848
26,236	Check Point Software Technologies, Ltd.[a]	1,491,517
60,222	Electronic Arts, Inc.[a]	1,421,239
45,317	Maxim Integrated Products, Inc.	1,158,303
173,888	ON Semiconductor Corporation[a]	1,820,607
93,238	Parametric Technology Corporation[a]	2,137,947
22,230	Polycom, Inc.[a]	1,429,389
68,223	Quest Software, Inc.[a]	1,550,709
73,155	Xilinx, Inc.	2,667,963

	Total Information Technology	18,710,423

Materials (4.0%)
12,628	Albemarle Corporation	873,857
127,404	Chemtura Corporation[a]	2,318,753
32,378	Cytec Industries, Inc.	1,851,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.5%)	Value
Materials (4.0%) - continued
115,036	Huntsman Corporation	$2,168,429
83,865	Stillwater Mining Company[a]	1,845,869
64,937	Thompson Creek Metals Company, Inc.[a]	648,071

	Total Materials	9,706,677

Telecommunications Services (3.3%)
75,979	CenturyLink, Inc.	3,071,831
184,475	Clearwire Corporation[a,b]	697,316
780,652	Sprint Nextel Corporation[a]	4,207,714

	Total Telecommunications Services	7,976,861

Utilities (11.2%)
67,378	AES Corporation[a]	858,396
111,428	CMS Energy Corporation	2,194,017
41,207	Edison International, Inc.	1,596,771
35,170	Great Plains Energy, Inc.	729,074
62,867	Northeast Utilities	2,211,032
126,382	NV Energy, Inc.	1,939,964
40,189	Pinnacle West Capital Corporation	1,791,626
163,220	PPL Corporation	4,542,413
38,036	Questar Corporation	673,617
65,808	SCANA Corporation[b]	2,590,861
53,962	Sempra Energy	2,853,511
43,991	Westar Energy, Inc.	1,183,798
177,843	Xcel Energy, Inc.	4,321,585

	Total Utilities	27,486,665

	Total Common Stock (cost $204,192,571)	241,648,934

	Collateral Held for Securities Loaned (2.8%)
6,860,898	Thrivent Financial Securities Lending Trust	6,860,898

	Total Collateral Held for Securities Loaned (cost $6,860,898)	6,860,898

Principal Amount	Short-Term Investments (0.8%)[c]
	Thunder Bay Funding, LLC
2,000,000	0.130%, 7/21/2011	1,999,856

	Total Short-Term Investments (at amortized cost)	1,999,856

	Total Investments (cost $213,053,325) 102.1%	$250,509,688

	Other Assets and Liabilities, Net (2.1%)	(5,050,329)

	Total Net Assets 100.0%	$245,459,359

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$39,625,117
Gross unrealized depreciation	(3,196,080)

Net unrealized appreciation (depreciation)	$36,429,037

Cost for federal income tax purposes	$214,080,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	35,851,407	35,851,407	—	—
Consumer Staples	12,714,002	12,714,002	—	—
Energy	17,218,565	17,218,565	—	—
Financials	70,855,444	70,855,444	—	—
Health Care	15,762,833	15,762,833	—	—
Industrials	25,366,057	25,366,057	—	—
Information Technology	18,710,423	18,710,423	—	—
Materials	9,706,677	9,706,677	—	—
Telecommunications Services	7,976,861	7,976,861	—	—
Utilities	27,486,665	27,486,665	—	—
Collateral Held for Securities Loaned	6,860,898	6,860,898	—	—
Short-Term Investments	1,999,856	—	1,999,856	—

Total	$250,509,688	$248,509,832	$1,999,856	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$6,220,480	$50,698,628	$50,058,210	6,860,898	$6,860,898	$18,445
Total Value and Income Earned	6,220,480				6,860,898	18,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (9.1%)
134,814	Autoliv, Inc.[a]	$10,576,158
90,900	Charter Communications, Inc.[b]	4,932,234
103,036	Dollar Tree, Inc.[b]	6,864,259
154,800	Omnicom Group, Inc.	7,455,168
83,155	Panera Bread Company[b]	10,449,257
211,000	Williams-Sonoma, Inc.	7,699,390

	Total Consumer Discretionary	47,976,466

Consumer Staples (4.0%)
131,400	Corn Products International, Inc.	7,263,792
245,460	Flowers Foods, Inc.[a]	5,409,939
152,912	TreeHouse Foods, Inc.[b]	8,350,524

	Total Consumer Staples	21,024,255

Energy (11.0%)
113,392	Alpha Natural Resources, Inc.[b]	5,152,533
204,400	Arch Coal, Inc.	5,449,304
109,000	ENSCO International plc ADR	5,809,700
410,000	Helix Energy Solutions Group, Inc.[b]	6,789,600
153,506	National Oilwell Varco, Inc.	12,005,704
163,000	Southwestern Energy Company[b]	6,989,440
450,800	Weatherford International, Ltd.[b]	8,452,500
128,200	Whiting Petroleum Corporation[b]	7,295,862

	Total Energy	57,944,643

Financials (18.4%)
387,873	Duke Realty Corporation	5,434,101
143,471	Endurance Specialty Holdings, Ltd.	5,929,656
333,435	Equity One, Inc.[a]	6,215,228
343,820	HCC Insurance Holdings, Inc.	10,830,330
448,348	Host Hotels & Resorts, Inc.	7,599,499
44,749	IntercontinentalExchange, Inc.[b]	5,580,648
136,624	Lazard, Ltd.	5,068,750
119,900	M&T Bank Corporation	10,545,205
208,000	NASDAQ OMX Group, Inc.[b]	5,262,400
225,033	Northern Trust Corporation	10,342,517
2,048,700	Popular, Inc.[b]	5,654,412
327,660	W.R. Berkley Corporation	10,629,290
315,172	Zions Bancorporation	7,567,280

	Total Financials	96,659,316

Health Care (13.6%)
153,800	Alexion Pharmaceuticals, Inc.[b]	7,233,214
81,382	C.R. Bard, Inc.	8,940,626
99,400	Covance, Inc.[b]	5,901,378
212,291	Coventry Health Care, Inc.[b]	7,742,253
204,831	Health Net, Inc.[b]	6,579,172
99,100	Quest Diagnostics, Inc.	5,856,810
203,400	Thoratec Corporation[b]	6,675,588
78,314	Varian Medical Systems, Inc.[b]	5,483,546
105,175	Vertex Pharmaceuticals, Inc.[b]	5,468,048
66,500	Waters Corporation[b]	6,366,710
87,969	Zimmer Holdings, Inc.[b]	5,559,641

	Total Health Care	71,806,986

Industrials (15.8%)
138,582	Chicago Bridge and Iron Company	5,390,840
251,793	CSX Corporation	6,602,012
109,448	Expeditors International of Washington, Inc.	5,602,643
157,200	FTI Consulting, Inc.[a,b]	5,964,168
679,286	Manitowoc Company, Inc.	11,439,176
97,508	Manpower, Inc.	5,231,304
327,534	Oshkosh Corporation[b]	9,478,834
57,982	Parker Hannifin Corporation	5,203,305
171,000	Republic Services, Inc.	5,275,350
267,100	Shaw Group, Inc.[b]	8,069,091
95,432	SPX Corporation	7,888,409
143,688	Tyco International, Ltd.	7,102,498

	Total Industrials	83,247,630

Information Technology (15.5%)
114,000	Alliance Data Systems Corporation[a,b]	10,723,980
201,404	eBay, Inc.[b]	6,499,307
202,432	Juniper Networks, Inc.[b]	6,376,608
114,982	Lam Research Corporation[b]	5,091,403
177,600	SuccessFactors, Inc.[b]	5,221,440
780,646	Teradyne, Inc.[b]	11,553,561
396,100	TIBCO Software, Inc.[b]	11,494,822
433,900	ValueClick, Inc.[b]	7,202,740
190,500	VeriFone Systems, Inc.[b]	8,448,675
249,691	Xilinx, Inc.	9,106,230

	Total Information Technology	81,718,766

Materials (5.4%)
114,617	Albemarle Corporation	7,931,497
165,024	Silgan Holdings, Inc.	6,761,033
488,200	Steel Dynamics, Inc.	7,933,250
192,200	Temple-Inland, Inc.	5,716,028

	Total Materials	28,341,808

Utilities (3.6%)
311,700	CMS Energy Corporation	6,137,373
422,078	NV Energy, Inc.	6,478,897
201,366	UGI Corporation	6,421,562

	Total Utilities	19,037,832

	Total Common Stock (cost $390,736,755)	507,757,702

	Collateral Held for Securities Loaned (5.5%)
28,931,425	Thrivent Financial Securities Lending Trust	28,931,425

	Total Collateral Held for Securities Loaned (cost $28,931,425)	28,931,425

Principal Amount	Short-Term Investments (3.3%)[c]
	Barton Capital LLC
7,220,000	0.070%, 7/1/2011[d]	7,220,000
	Chariot Funding, LLC
5,000,000	0.130%, 7/25/2011	4,999,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (3.3%)[c]	Value
	Thunder Bay Funding, LLC
5,000,000	0.130%, 7/20/2011	$4,999,657

	Total Short-Term Investments (at amortized cost)	17,219,224

	Total Investments (cost $436,887,404) 105.2%	$553,908,351

	Other Assets and Liabilities, Net (5.2%)	(27,259,117)

	Total Net Assets 100.0%	$526,649,234

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$118,450,641
Gross unrealized depreciation	(5,079,534)

Net unrealized appreciation (depreciation)	$113,371,107

Cost for federal income tax purposes	$440,537,244

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	47,976,466	47,976,466	—	—
Consumer Staples	21,024,255	21,024,255	—	—
Energy	57,944,643	57,944,643	—	—
Financials	96,659,316	96,659,316	—	—
Health Care	71,806,986	71,806,986	—	—
Industrials	83,247,630	83,247,630	—	—
Information Technology	81,718,766	81,718,766	—	—
Materials	28,341,808	28,341,808	—	—
Utilities	19,037,832	19,037,832	—	—
Collateral Held for Securities Loaned	28,931,425	28,931,425	—	—
Short-Term Investments	17,219,224	—	17,219,224	—

Total	$553,908,351	$536,689,127	$17,219,224	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$33,032,547	$151,426,021	$155,527,143	28,931,425	$28,931,425	$26,046
Total Value and Income Earned	33,032,547				28,931,425	26,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (13.4%)
3,533	99 Cents Only Stores[a]	$71,508
5,500	Aaron’s, Inc.	155,430
5,900	Advance Auto Parts, Inc.	345,091
6,150	Aeropostale, Inc.[a]	107,625
4,100	AMC Networks, Inc.[a]	178,350
14,680	American Eagle Outfitters, Inc.	187,170
3,100	American Greetings Corporation[b]	74,524
4,050	Ann, Inc.[a]	105,705
5,300	Ascena Retail Group, Inc.[a]	180,465
3,400	Bally Technologies, Inc.[a,b]	138,312
3,070	Barnes & Noble, Inc.	50,901
2,410	Bob Evans Farms, Inc.	84,278
8,420	BorgWarner, Inc.[a]	680,252
6,455	Brinker International, Inc.	157,889
4,800	Career Education Corporation[a]	101,520
4,400	Cheesecake Factory, Inc.[a]	138,028
13,400	Chico’s FAS, Inc.	204,082
4,600	Collective Brands, Inc.[a]	67,574
3,000	Deckers Outdoor Corporation[a]	264,420
7,100	Dick’s Sporting Goods, Inc.[a]	272,995
9,440	Dollar Tree, Inc.[a]	628,893
5,500	DreamWorks Animation SKG, Inc.[a]	110,550
20,000	Eastman Kodak Company[a,b]	71,600
11,800	Foot Locker, Inc.	280,368
3,900	Fossil, Inc.[a]	459,108
11,020	Gentex Corporation	333,134
5,000	Guess ?, Inc.	210,300
7,500	Hanesbrands, Inc.[a]	214,125
2,270	International Speedway Corporation	64,491
1,800	ITT Educational Services, Inc.[a,b]	140,832
3,600	John Wiley and Sons, Inc.	187,236
5,300	KB Home	51,834
4,400	Lamar Advertising Company[a]	120,428
3,300	Life Time Fitness, Inc.[a]	131,703
11,100	LKQ Corporation[a]	289,599
2,900	M.D.C. Holdings, Inc.	71,456
2,300	Matthews International Corporation	92,345
2,900	Meredith Corporation	90,277
4,370	Mohawk Industries, Inc.[a]	262,156
8,700	New York Times Company[a]	75,864
500	NVR, Inc.[a]	362,740
20,700	Office Depot, Inc.[a]	87,354
2,400	Panera Bread Company[a]	301,584
8,700	PetSmart, Inc.	394,719
5,200	Phillips-Van Heusen Corporation	340,444
2,700	Polaris Industries, Inc.	300,159
8,300	RadioShack Corporation	110,473
4,200	Regis Corporation	64,344
4,800	Rent-A-Center, Inc.	146,688
3,300	Ryland Group, Inc.	54,549
12,150	Saks, Inc.[a,b]	135,715
1,810	Scholastic Corporation	48,146
4,600	Scientific Games Corporation[a]	47,564
17,800	Service Corporation International	207,904
5,220	Sotheby’s Holdings, Inc.	227,070
1,000	Strayer Education, Inc.[b]	126,390
3,300	Thor Industries, Inc.	95,172
3,100	Timberland Company[a]	133,207
11,100	Toll Brothers, Inc.[a]	230,214
5,600	Tractor Supply Company	374,528
4,900	Tupperware Brands Corporation	330,505
2,800	Under Armour, Inc.[a,b]	216,468
3,400	Warnaco Group, Inc.[a]	177,650
23,214	Wendy’s/Arby’s Group, Inc.	117,695
8,080	Williams-Sonoma, Inc.	294,839
4,500	WMS Industries, Inc.[a]	138,240

	Total Consumer Discretionary	12,516,779

Consumer Staples (4.1%)
4,240	BJ’s Wholesale Club, Inc.[a]	213,484
11,020	Church & Dwight Company, Inc.	446,751
5,900	Corn Products International, Inc.	326,152
5,350	Energizer Holdings, Inc.[a]	387,126
8,550	Flowers Foods, Inc.	188,442
9,600	Green Mountain Coffee Roasters, Inc.[a]	856,896
5,400	Hansen Natural Corporation[a]	437,130
1,540	Lancaster Colony Corporation	93,663
4,200	Ralcorp Holdings, Inc.[a]	363,636
3,310	Ruddick Corporation	144,117
12,700	Smithfield Foods, Inc.[a]	277,749
1,757	Tootsie Roll Industries, Inc.	51,410
1,840	Universal Corporation	69,313

	Total Consumer Staples	3,855,869

Energy (7.6%)
16,300	Arch Coal, Inc.	434,558
4,400	Atwood Oceanics, Inc.[a]	194,172
3,700	Bill Barrett Corporation[a]	171,495
1,500	Carbo Ceramics, Inc.	244,425
6,600	Cimarex Energy Company	593,472
3,700	Comstock Resources, Inc.[a]	106,523
6,200	Dresser-Rand Group, Inc.[a]	333,250
2,700	Dril-Quip, Inc.[a]	183,141
5,600	Energen Corporation	316,400
4,878	Exterran Holdings, Inc.[a]	96,731
8,700	Forest Oil Corporation[a]	232,377
8,200	Frontier Oil Corporation	264,942
8,100	Helix Energy Solutions Group, Inc.[a]	134,136
7,800	Holly Corporation	541,320
4,200	Northern Oil and Gas, Inc.[a,b]	93,030
8,400	Oceaneering International, Inc.	340,200
4,000	Oil States International, Inc.[a]	319,640
2,000	Overseas Shipholding Group, Inc.[b]	53,880
7,000	Patriot Coal Corporation[a]	155,820
11,800	Patterson-UTI Energy, Inc.	372,998
10,739	Plains Exploration & Production Company[a]	409,370
8,900	Quicksilver Resources, Inc.[a]	131,364
4,900	SM Energy Company	360,052
9,500	Southern Union Company	381,425
6,200	Superior Energy Services, Inc.[a]	230,268
3,900	Tidewater, Inc.	209,859
3,100	Unit Corporation[a]	188,883

	Total Energy	7,093,731

Financials (18.6%)
4,000	Affiliated Managers Group, Inc.[a]	405,800
4,800	Alexandria Real Estate Equities, Inc.	371,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.8%)	Value
Financials (18.6%) - continued
5,835	American Financial Group, Inc.	$208,251
14,200	Apollo Investment Corporation	144,982
8,100	Arthur J. Gallagher & Company	231,174
5,200	Aspen Insurance Holdings, Ltd.	133,796
12,693	Associated Banc-Corp	176,433
6,270	Astoria Financial Corporation	80,193
5,300	BancorpSouth, Inc.[b]	65,773
3,700	Bank of Hawaii Corporation	172,124
5,700	BRE Properties, Inc.	284,316
9,100	Brown & Brown, Inc.	233,506
5,300	Camden Property Trust	337,186
5,800	Cathay General Bancorp	95,062
3,720	City National Corporation	201,810
5,985	Commerce Bancshares, Inc.	257,355
5,300	Corporate Office Properties Trust	164,883
7,088	Cousins Properties, Inc.	60,532
4,800	Cullen/Frost Bankers, Inc.	272,880
18,800	Duke Realty Corporation	263,388
11,300	East West Bancorp, Inc.	228,373
9,000	Eaton Vance Corporation	272,070
4,200	Equity One, Inc.	78,288
2,600	Essex Property Trust, Inc.	351,754
4,210	Everest Re Group, Ltd.	344,167
4,800	Federal Realty Investment Trust	408,864
16,305	Fidelity National Financial, Inc.	256,641
7,600	First American Financial Corporation	118,940
22,100	First Niagara Financial Group, Inc.	291,720
8,098	FirstMerit Corporation	133,698
14,600	Fulton Financial Corporation	156,366
2,000	Greenhill & Company, Inc.	107,640
6,500	Hancock Holding Company	201,370
3,470	Hanover Insurance Group, Inc.	130,854
8,650	HCC Insurance Holdings, Inc.	272,475
5,600	Highwoods Properties, Inc.	185,528
9,300	Hospitality Properties Trust	225,525
3,800	International Bancshares Corporation	63,574
10,800	Jefferies Group, Inc.	220,320
3,400	Jones Lang LaSalle, Inc.	320,620
8,900	Liberty Property Trust	289,962
9,968	Macerich Company	533,288
6,600	Mack-Cali Realty Corporation	217,404
2,700	Mercury General Corporation	106,623
9,300	MSCI, Inc.[a]	350,424
9,700	Nationwide Health Properties, Inc.	401,677
32,711	New York Community Bancorp, Inc.	490,338
18,250	Old Republic International Corporation	214,437
7,500	Omega Healthcare Investors, Inc.	157,575
3,107	Potlatch Corporation	109,584
3,700	Prosperity Bancshares, Inc.	162,134
6,370	Protective Life Corporation	147,338
7,825	Raymond James Financial, Inc.	251,574
6,308	Rayonier, Inc. REIT	412,228
9,600	Realty Income Corporation[b]	321,504
6,900	Regency Centers Corporation	303,393
5,700	Reinsurance Group of America, Inc.	346,902
10,940	SEI Investments Company	246,259
11,800	Senior Housing Property Trust	276,238
6,300	SL Green Realty Corporation	522,081
3,500	StanCorp Financial Group, Inc.	147,665
3,330	SVB Financial Group[a]	198,834
57,800	Synovus Financial Corporation	120,224
4,300	Taubman Centers, Inc.	254,560
12,120	TCF Financial Corporation	167,256
4,800	Transatlantic Holdings, Inc.	235,248
4,100	Trustmark Corporation	95,981
14,503	UDR, Inc.	356,049
3,700	Unitrin, Inc.	109,779
12,104	Valley National Bancorp[b]	164,735
8,575	W.R. Berkley Corporation	278,173
6,640	Waddell & Reed Financial, Inc.	241,364
8,027	Washington Federal, Inc.	131,884
5,530	Webster Financial Corporation	116,241
9,200	Weingarten Realty Investors[b]	231,472
2,320	Westamerica Bancorporation	114,260

	Total Financials	17,354,535

Health Care (10.8%)
14,700	Allscripts Healthcare Solutions, Inc.[a]	285,474
1,600	Bio-Rad Laboratories, Inc.[a]	190,976
3,900	Catalyst Health Solutions, Inc.[a]	217,698
4,000	Charles River Laboratories International, Inc.[a]	162,600
7,200	Community Health Systems, Inc.[a]	184,896
3,700	Cooper Companies, Inc.	293,188
4,710	Covance, Inc.[a]	279,633
9,000	Endo Pharmaceutical Holdings, Inc.[a]	361,530
3,700	Gen-Probe, Inc.[a]	255,855
19,100	Health Management Associates, Inc.[a]	205,898
6,980	Health Net, Inc.[a]	224,198
7,100	Henry Schein, Inc.[a]	508,289
4,850	Hill-Rom Holdings, Inc.	223,294
19,900	Hologic, Inc.[a]	401,383
4,500	IDEXX Laboratories, Inc.[a,b]	349,020
5,200	Immucor, Inc.[a]	106,184
4,000	Kindred Healthcare, Inc.[a]	85,880
4,800	Kinetic Concepts, Inc.[a]	276,624
4,100	LifePoint Hospitals, Inc.[a]	160,228
7,230	Lincare Holdings, Inc.	211,622
4,600	Masimo Corporation	136,528
4,800	Medicis Pharmaceutical Corporation	183,216
3,700	Mednax, Inc.[a]	267,103
2,500	Mettler-Toledo International, Inc.[a]	421,675
8,820	Omnicare, Inc.[b]	281,270
4,950	Owens & Minor, Inc.	170,725
6,450	Perrigo Company	566,761
8,800	Pharmaceutical Product Development, Inc.	236,192
11,800	ResMed, Inc.[a,b]	365,210
4,500	STERIS Corporation	157,410
2,900	Techne Corporation	241,773
3,140	Teleflex, Inc.	191,728
4,500	Thoratec Corporation[a]	147,690
4,000	United Therapeutics Corporation[a]	220,400
7,500	Universal Health Services, Inc.	386,475
6,500	VCA Antech, Inc.[a]	137,800
15,820	Vertex Pharmaceuticals, Inc.[a]	822,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.8%)	Value
Health Care (10.8%) - continued
3,300	Wellcare Health Plans, Inc.[a]	$169,653

	Total Health Care	10,088,561

Industrials (15.4%)
3,400	Acuity Brands, Inc.	189,652
9,100	Aecom Technology Corporation[a]	248,794
7,330	AGCO Corporation[a]	361,809
2,840	Alaska Air Group, Inc.[a]	194,426
3,260	Alexander & Baldwin, Inc.	157,002
2,500	Alliant Techsystems, Inc.	178,325
12,355	AMETEK, Inc.	554,739
8,000	BE Aerospace, Inc.[a]	326,480
3,660	Brink’s Company	109,178
6,300	Bucyrus International, Inc.	577,458
4,740	Carlisle Companies, Inc.	233,350
1,800	Clean Harbors, Inc.[a]	185,850
4,330	Con-way, Inc.	168,047
4,600	Copart, Inc.[a]	214,360
2,700	Corporate Executive Board Company	117,855
8,100	Corrections Corporation of America[a]	175,365
3,600	Crane Company	177,876
3,900	Deluxe Corporation	96,369
5,900	Donaldson Company, Inc.	358,012
3,300	FTI Consulting, Inc.[a,b]	125,202
4,100	Gardner Denver, Inc.	344,605
3,520	GATX Corporation	130,662
4,700	Graco, Inc.	238,102
2,560	Granite Construction, Inc.[b]	62,797
6,100	Harsco Corporation	198,860
4,390	Herman Miller, Inc.	119,496
3,430	HNI Corporation[b]	86,162
4,630	Hubbell, Inc.	300,718
3,701	Huntington Ingalls Industries, Inc.[a]	127,685
6,400	IDEX Corporation	293,440
6,740	JB Hunt Transport Services, Inc.	317,387
14,775	JetBlue Airways Corporation[a,b]	90,127
8,500	Kansas City Southern, Inc.[a]	504,305
11,700	KBR, Inc.	440,973
6,340	Kennametal, Inc.	267,611
4,200	Kirby Corporation[a]	238,014
3,540	Korn/Ferry International[a]	77,845
3,700	Landstar System, Inc.	171,976
3,500	Lennox International, Inc.	150,745
6,500	Lincoln Electric Holdings, Inc.	233,025
6,370	Manpower, Inc.	341,750
2,400	Mine Safety Appliances Company	89,616
3,500	MSC Industrial Direct Company, Inc.	232,085
5,280	Nordson Corporation	289,608
7,000	Oshkosh Corporation[a]	202,580
7,560	Pentair, Inc.	305,122
3,000	Regal-Beloit Corporation	200,310
4,422	Rollins, Inc.	90,120
5,600	Shaw Group, Inc.[a]	169,176
3,960	SPX Corporation	327,334
8,400	Terex Corporation[a]	238,980
4,100	Thomas & Betts Corporation[a]	220,785
6,300	Timken Company	317,520
3,500	Towers Watson & Company	229,985
6,195	Trinity Industries, Inc.	216,082
1,500	Triumph Group, Inc.	149,370
4,798	United Rentals, Inc.[a,b]	121,869
6,100	URS Corporation[a]	272,914
7,700	UTI Worldwide, Inc.	151,613
1,700	Valmont Industries, Inc.	163,863
3,800	Wabtec Corporation	249,736
8,700	Waste Connections, Inc.	276,051
2,200	Watsco, Inc.	149,578
3,500	Werner Enterprises, Inc.	87,675
4,500	Woodward, Inc.	156,870

	Total Industrials	14,395,276

Information Technology (15.7%)
2,620	ACI Worldwide, Inc.[a]	88,477
5,990	Acxiom Corporation[a]	78,529
4,980	ADTRAN, Inc.	192,776
2,400	Advent Software, Inc.[a]	67,608
3,900	Alliance Data Systems Corporation[a,b]	366,873
7,100	ANSYS, Inc.[a]	388,157
8,300	AOL, Inc.[a,b]	164,838
8,970	Arrow Electronics, Inc.[a]	372,255
34,920	Atmel Corporation[a]	491,324
11,720	Avnet, Inc.[a]	373,634
9,400	Broadridge Financial Solutions, Inc.	226,258
19,980	Cadence Design Systems, Inc.[a]	210,989
7,200	Ciena Corporation[a,b]	132,336
3,700	Concur Technologies, Inc.[a,b]	185,259
9,000	Convergys Corporation[a]	122,760
8,300	CoreLogic, Inc.[a]	138,693
8,500	Cree, Inc.[a,b]	285,515
12,800	Cypress Semiconductor Corporation[a]	270,592
4,930	Diebold, Inc.	152,879
3,100	Digital River, Inc.[a]	99,696
2,710	DST Systems, Inc.	143,088
3,700	Equinix, Inc.[a]	373,774
3,600	FactSet Research Systems, Inc.	368,352
3,150	Fair Isaac Corporation	95,130
9,700	Fairchild Semiconductor International, Inc.[a]	162,087
6,700	Gartner, Inc.[a]	269,943
6,200	Global Payments, Inc.	316,200
8,200	Informatica Corporation[a]	479,126
12,100	Ingram Micro, Inc.[a]	219,494
10,750	Integrated Device Technology, Inc.[a]	84,495
5,350	International Rectifier Corporation[a]	149,639
9,400	Intersil Corporation	120,790
3,200	Itron, Inc.[a]	154,112
6,560	Jack Henry & Associates, Inc.	196,866
9,600	Lam Research Corporation[a]	425,088
6,500	Lender Processing Services, Inc.	135,915
1,800	ManTech International Corporation	79,956
8,170	Mentor Graphics Corporation[a]	104,658
6,300	MICROS Systems, Inc.[a]	313,173
6,762	National Instruments Corporation	200,764
12,000	NCR Corporation[a]	226,680
5,600	NeuStar, Inc.[a]	146,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.8%)	Value
Information Technology (15.7%) - continued
8,900	Parametric Technology Corporation[a]	$204,077
3,740	Plantronics, Inc.	136,622
6,820	Polycom, Inc.[a]	438,526
7,900	QLogic Corporation[a]	125,768
4,600	Quest Software, Inc.[a]	104,558
7,700	Rackspace Hosting, Inc.[a,b]	329,098
20,440	RF Micro Devices, Inc.[a]	125,093
11,800	Riverbed Technology, Inc.[a]	467,162
8,740	Rovi Corporation[a]	501,326
4,990	Semtech Corporation[a]	136,427
3,500	Silicon Laboratories, Inc.[a]	144,410
14,300	Skyworks Solutions, Inc.[a]	328,614
5,500	Solera Holdings, Inc.	325,380
3,400	SRA International, Inc.[a]	105,128
11,080	Synopsys, Inc.[a]	284,867
3,580	Tech Data Corporation[a]	175,026
12,300	TIBCO Software, Inc.[a]	356,946
9,500	Trimble Navigation, Ltd.[a]	376,580
5,900	ValueClick, Inc.[a]	97,940
5,800	Varian Semiconductor Equipment Associates, Inc.[a]	356,352
12,520	Vishay Intertechnology, Inc.[a]	188,301
4,200	Zebra Technologies Corporation[a]	177,114

	Total Information Technology	14,660,813

Materials (7.3%)
7,120	Albemarle Corporation	492,704
5,200	AptarGroup, Inc.	272,168
6,100	Ashland, Inc.	394,182
5,090	Cabot Corporation	202,938
3,300	Carpenter Technology Corporation	190,344
8,500	Commercial Metals Company	121,975
2,500	Compass Minerals International, Inc.	215,175
3,860	Cytec Industries, Inc.	220,753
3,100	Domtar Corporation	293,632
2,400	Greif, Inc.	156,072
3,500	Intrepid Potash, Inc.[a]	113,750
9,700	Louisiana-Pacific Corporation[a]	78,958
4,960	Lubrizol Corporation	665,979
3,520	Martin Marietta Materials, Inc.[b]	281,495
1,480	Minerals Technologies, Inc.	98,109
800	NewMarket Corporation	136,568
6,200	Olin Corporation	140,492
7,600	Packaging Corporation of America	212,724
5,800	Reliance Steel & Aluminum Company	287,970
5,300	Rock-Tenn Company	351,602
9,900	RPM International, Inc.	227,898
3,500	Scotts Miracle-Gro Company	179,585
3,830	Sensient Technologies Corporation	141,978
3,700	Silgan Holdings, Inc.	151,589
7,480	Sonoco Products Company	265,839
16,500	Steel Dynamics, Inc.	268,125
8,300	Temple-Inland, Inc.	246,842
7,260	Valspar Corporation	261,796
4,100	Worthington Industries, Inc.	94,710

	Total Materials	6,765,952

Telecommunications Services (0.5%)
7,020	Telephone & Data Systems, Inc.	218,182
11,400	TW Telecom, Inc.[a]	234,042

	Total Telecommunications Services	452,224

Utilities (5.4%)
5,980	AGL Resources, Inc.[b]	243,446
8,500	Alliant Energy Corporation	345,610
10,166	Aqua America, Inc.	223,449
6,800	Atmos Energy Corporation	226,100
3,100	Black Hills Corporation	93,279
4,600	Cleco Corporation	160,310
8,830	DPL, Inc.	266,313
10,363	Great Plains Energy, Inc.	214,825
7,080	Hawaiian Electric Industries, Inc.	170,345
3,730	IDACORP, Inc.	147,335
14,125	MDU Resources Group, Inc.	317,813
6,400	National Fuel Gas Company	465,920
7,940	NSTAR	365,081
17,000	NV Energy, Inc.	260,950
7,590	OGE Energy Corporation	381,929
6,375	PNM Resources, Inc.	106,717
13,400	Questar Corporation	237,314
8,300	UGI Corporation	264,687
6,190	Vectren Corporation	172,453
8,520	Westar Energy, Inc.	229,273
3,910	WGL Holdings, Inc.	150,496

	Total Utilities	5,043,645

	Total Common Stock (cost $69,906,804)	92,227,385

	Collateral Held for Securities Loaned (4.6%)
4,291,667	Thrivent Financial Securities Lending Trust	4,291,667
	Total Collateral Held for Securities Loaned (cost $4,291,667)	4,291,667

Principal Amount	Short-Term Investments (0.3%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.160%, 8/29/2011[d]	299,921

	Total Short-Term Investments (at amortized cost)	299,921

	Total Investments (cost $74,498,392) 103.7%	$96,818,973

	Other Assets and Liabilities, Net (3.7%)	(3,492,112)

	Total Net Assets 100.0%	$93,326,861

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At June 30, 2011, $299,921 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,643,248
Gross unrealized depreciation	(4,484,327)

Net unrealized appreciation (depreciation)	$20,158,921

Cost for federal income tax purposes	$76,660,052

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	12,516,779	12,516,779	—	—
Consumer Staples	3,855,869	3,855,869	—	—
Energy	7,093,731	7,093,731	—	—
Financials	17,354,535	17,354,535	—	—
Health Care	10,088,561	10,088,561	—	—
Industrials	14,395,276	14,395,276	—	—
Information Technology	14,660,813	14,660,813	—	—
Materials	6,765,952	6,765,952	—	—
Telecommunications Services	452,224	452,224	—	—
Utilities	5,043,645	5,043,645	—	—
Collateral Held for Securities Loaned	4,291,667	4,291,667	—	—
Short-Term Investments	299,921	—	299,921	—

Total	$96,818,973	$96,519,052	$299,921	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	65,600	65,600	—	—

Total Asset Derivatives	$65,600	$65,600	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	20	September 2011	$1,887,400	$1,953,000	$65,600
Total Futures Contracts					$65,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$65,600
Total Equity Contracts		65,600

Total Asset Derivatives		$65,600

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	45,960
Total Equity Contracts		45,960

Total		$45,960

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	42,512
Total Equity Contracts		42,512

Total		$42,512

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,804,186	1.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$5,212,131	$17,536,140	$18,456,604	4,291,667	$4,291,667	$5,313
Total Value and Income Earned	5,212,131				4,291,667	5,313

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (87.2%)	Value
Australia (4.0%)
8,226	Ansell, Ltd.	$125,073
42,081	Australia & New Zealand Banking Group, Ltd.	997,474
175,107	BHP Billiton, Ltd.	8,275,327
231,412	Boart Longyear Group	995,340
71,358	Brambles, Ltd.	554,794
24,628	Campbell Brothers, Ltd.	1,212,834
195,854	Challenger, Ltd.	1,031,720
5,930	Flight Centre, Ltd.	138,151
88,308	Fortescue Metals Group, Ltd.	605,891
19,265	GrainCorp, Ltd.	172,181
69,184	Iluka Resources, Ltd.	1,251,426
23,923	JB Hi-Fi, Ltd.	439,456
93,424	Mineral Resources, Ltd.	1,156,598
236,796	Mount Gibson Iron, Ltd.[a]	470,824
15,869	Ramsay Health Care, Ltd.	310,009
26,768	Rio Tinto, Ltd.	2,395,859
220,752	SAI Global, Ltd.	1,124,760
65,099	United Group, Ltd.	972,820
44,263	Wesfarmer, Ltd.	1,516,900

	Total Australia	23,747,437

Austria (0.5%)
10,126	Andritz AG	1,044,052
223,722	IMMOFINANZ AGa	953,836
54,851	Wienerberger AG	1,010,377

	Total Austria	3,008,265

Belgium (0.7%)
34,820	Anheuser-Busch InBev NV	2,020,812
12,518	Bekaert SA	953,174
13,358	Compagnie d’ Entreprises CFE	968,533

	Total Belgium	3,942,519

Bermuda (0.2%)
165,373	Archer, Ltd.[a]	1,000,017

	Total Bermuda	1,000,017

Brazil (2.9%)
139,320	Banco Bradesco SA ADR	2,854,667
37,849	Lojas Renner SA	1,443,195
47,168	Multiplan Empreendimentos Imobiliarios SA	1,034,208
42,900	Petroleo Brasileiro SA ADR	1,452,594
101,000	Petroleo Brasileiro SA PREF ADR	3,098,680
122,500	Souza Cruz SA	1,546,261
126,000	Ultrapar Participacoes SA ADR	2,284,380
123,000	Vale SA SP PREF ADR	3,562,080

	Total Brazil	17,276,065

Canada (2.8%)
12,553	Agrium, Inc.	1,102,243
38,557	Barrick Gold Corporation	1,750,556
143,256	Bombardier, Inc.	1,032,275
43,773	Brookfield Asset Management, Inc.	1,456,377
20,580	Finning International, Inc.	610,252
26,270	Goldcorp, Inc.	1,270,602
10,561	Open Text Corporation[a]	677,021
17,307	Pacific Rubiales Energy Corporation	463,853
32,959	Potash Corporation of Saskatchewan, Inc.	1,882,199
20,926	Saputo, Inc.	1,009,091
18,971	Shoppers Drug Mart Corporation	780,870
64,777	Suncor Energy, Inc.	2,538,694
13,298	Tim Hortons, Inc.	649,251
27,617	Trican Well Service, Ltd.	648,835
59,582	Yamana Gold, Inc.	695,587

	Total Canada	16,567,706

Cayman Islands (0.2%)
844,646	Greatview Aseptic Packaging Company, Ltd.[a]	512,712
1,119,190	Kingboard Laminates Holdings, Ltd.	880,889

	Total Cayman Islands	1,393,601

Chile (0.3%)
18,200	Banco Santander Chile SA ADR	1,707,342

	Total Chile	1,707,342

China (1.1%)
5,627,550	Bank of China, Ltd.	2,754,439
1,688,486	Huaneng Power International, Inc.	893,595
1,866,000	PetroChina Company, Ltd.	2,740,742

	Total China	6,388,776

Denmark (0.7%)
46,189	Christian Hansen Holding AS	1,097,491
42,705	DSV AS	1,025,119
16,021	Novo Nordisk AS	2,007,101

	Total Denmark	4,129,711

Finland (1.4%)
8,929	Amer Sports Oyj	148,623
24,632	Cargotec Oyj	1,264,122
20,375	Kesko Oyj	947,565
57,550	Neste Oil Oyj	902,799
24,740	Outotec Oyj	1,408,175
29,648	Sampo Oyj	957,150
44,871	UPM-Kymmene Oyj	820,945
21,741	Wartsila Corporation	735,155
43,028	YIT Oyj	1,077,079

	Total Finland	8,261,613

France (6.2%)
33,559	Alten, Ltd.	1,335,318
27,491	April	772,985
215,779	AXA SA	4,898,083
49,568	Beneteau SA	1,068,673
67,250	Cap Gemini SA	3,937,910
6,800	Christian Dior SA	1,068,555
45,492	Compagnie de Saint-Gobain	2,948,627
15,899	Faurecia	681,815
46,328	Ingenico	2,254,331
9,140	Rubis	1,157,142
21,089	Safran SA	899,861
11,314	Schneider Electric SA	1,889,074
91,320	Total SA	5,279,398
6,429	Valeo SA	439,782
25,299	Vinci SA	1,623,586
5,729	Virbac SA	980,298
153,644	Vivendi SA	4,282,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (87.2%)	Value
France (6.2%) - continued
8,151	Wendel SA	$1,000,941

	Total France	36,518,782

Germany (5.0%)
37,978	Aixtron SE	1,296,214
12,359	BASF SE	1,211,417
12,710	Bayerische Motoren Werke AG	1,269,177
75,282	Daimler AG	5,676,989
50,100	Deutsche Boerse AG	3,803,975
129,238	Deutz AGa	1,277,031
34,725	ElringKlinger AG	1,232,194
12,718	Henkel AG & Company KGaA	884,364
54,399	Kloeckner & Company SE	1,638,738
9,046	Pfeiffer Vacuum Technology AG	1,136,101
16,175	Rheinmetall AG	1,430,850
23,821	Siemens AG	3,273,425
27,439	Stada Arzneimittel AG	1,073,969
35,969	Suedzucker AG	1,280,717
34,909	Symrise AG	1,111,636
8,484	Volkswagen AG	1,754,414

	Total Germany	29,351,211

Guernsey (0.1%)
130,348	Resolution, Ltd.	614,441

	Total Guernsey	614,441

Hong Kong (3.3%)
414,800	AIA Group, Ltd.[a]	1,443,930
340,000	China Mobile, Ltd.	3,165,325
115,500	CLP Holdings, Ltd.	1,024,610
235,000	Galaxy Entertainment Group, Ltd.[a]	505,505
320,000	Hang Lung Group, Ltd.	2,031,897
341,600	Hutchison Whampoa, Ltd.	3,701,218
1,127,000	International Mining Machinery Holdings, Ltd.	1,084,913
2,069,378	New World Development Company, Ltd.	3,141,762
290,000	SJM Holdings, Ltd.	689,874
131,819	Swire Pacific, Ltd., Class A	1,940,761
340,000	Swire Pacific, Ltd., Class B	972,205

	Total Hong Kong	19,702,000

Hungary (0.3%)
8,200	Richter Gedeon Nyrt	1,619,559

	Total Hungary	1,619,559

India (1.9%)
109,000	Bharti Airtel, Ltd.	965,084
16,100	GlaxoSmithKline Pharmaceuticals, Ltd.	846,427
7,344	Grasim Industries, Ltd.	344,694
8,000	Grasim Industries, Ltd. GDR	374,728
40,000	Hero Honda Motors, Ltd.	1,681,957
170,000	Hindustan Unilever, Ltd.	1,308,688
140,200	Housing Development Finance Corporation	2,222,544
25,000	ICICI Bank, Ltd.	614,480
10,400	ICICI Bank, Ltd. ADR	512,720
14,500	Infosys, Ltd.	945,988
16,504	Infosys, Ltd. ADR	1,076,556
20,696	Ultra Tech Cement, Ltd.[a]	431,403
4,570	Ultra Tech Cement, Ltd. GDR[a]	95,065

	Total India	11,420,334

Indonesia (0.7%)
327,000	PT Astra International Tbk	2,430,744
1,945,076	Telekomunikasi Indonesia Tbk PT	1,674,920
7,300	Telekomunikasi Indonesia Tbk PT ADR	251,850

	Total Indonesia	4,357,514

Ireland (0.1%)
16,856	Kerry Group plc	694,425

	Total Ireland	694,425

Israel (0.6%)
76,350	Teva Pharmaceutical Industries,
	Ltd. ADR	3,681,597

	Total Israel	3,681,597

Italy (2.3%)
28,906	Davide Campari - Milano SPA	237,360
24,629	DiaSorin SPA	1,182,025
297,550	Enel SPA	1,944,172
157,900	Eni SPA	3,741,973
68,578	MARR SPA	883,081
357,100	Sorin SPA[a]	1,012,318
2,722,925	Telecom Italia SPA	3,167,532
58,473	Yoox SPA[a]	1,076,307

	Total Italy	13,244,768

Japan (15.2%)
16,000	Aisin Seiki Company, Ltd.	619,129
17,568	Anritsu Corporation	153,762
61,000	Asahi Diamond Industrial Company, Ltd.	1,333,623
68,000	Asics Corporation	1,014,989
129,000	Bank of Yokohama, Ltd.	644,877
196,350	Bridgestone Corporation	4,524,007
41,000	Canon, Inc.	1,950,219
19,700	Capcom Company, Ltd.	454,461
106,000	Chiyoda Corporation	1,221,862
31,000	Daihatsu Motor Company, Ltd.	527,578
177,800	Daiichi Sankyo Company, Ltd.	3,474,400
50,500	Daito Trust Construction Company, Ltd.	4,287,445
752,056	Daiwa Securities Group, Inc.	3,313,479
10,300	Dena Company, Ltd.	442,967
58,300	East Japan Railway Company	3,338,889
30,400	Elpida Memory, Inc.[a]	358,073
25,736	Exedy Corporation	882,446
39,164	Fuji Machine Manufacturing Company, Ltd.	841,530
19,100	Gree, Inc.	417,540
20,700	Hamamatsu Photonics KK	895,004
144,000	Hitachi, Ltd.	854,640
11,400	Honda Motor Company, Ltd.	439,207
10,600	Idemitsu Kosan Company, Ltd.	1,131,265
338,000	IHI Corporation	873,376
89,500	ITOCHU Corporation	930,876
127,000	Kawasaki Heavy Industries, Ltd.	506,003
192	KDDI Corporation	1,381,427
12,700	Kyocera Corporation	1,293,089
19,100	Lawson, Inc.	1,002,005

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (87.2%)	Value
Japan (15.2%) - continued
116,000	Mitsubishi Electric Corporation	$1,347,469
27,200	Mitsui & Company, Ltd.	470,291
141,900	Mori Seiki Company, Ltd.	1,879,103
124,600	MS and AD Insurance Group Holdings, Inc.	2,916,494
6,300	Murata Manufacturing Company, Ltd.	421,208
39,400	Nabtesco Corporation	954,474
69,200	Namco Bandai Holdings, Inc.	832,988
58,500	Nichicon Corporation	968,869
162,800	Nikon Corporation	3,849,953
23,000	Nippon Meat Packers, Inc.	329,933
11,600	Nippon Telegraph & Telephone Corporation	559,489
118,000	Nippon Yusen KK	438,409
517,300	Nissan Motor Company, Ltd.	5,436,416
31,203	Pigeon Corporation	1,025,610
172,700	Pioneer Corporation[a]	775,038
4,400	Pola Orbis Holdings, Inc.	115,525
32,000	Sanrio Company, Ltd.	1,248,062
117,240	Sanyo Chemical Industries, Ltd.	928,410
29,600	Secom Company, Ltd.	1,419,219
28,700	Sega Sammy Holdings, Inc.	554,792
30,478	SHO-BOND Holdings Company, Ltd.	735,247
174	So-net M3, Inc.	1,266,743
289,650	Sumitomo Corporation	3,940,474
87,300	Sumitomo Electric Industries, Ltd.	1,273,327
1,186,000	Sumitomo Mitsui Trust Holdings, Inc.	4,128,150
341,000	Sumitomo Osaka Cement Company, Ltd.	957,725
101,800	Sumitomo Rubber Industries, Ltd.	1,231,894
30,000	Sysmex Corporation	1,128,356
137,962	Tadano, Ltd.	835,809
19,800	Takeda Pharmaceutical Company, Ltd.	915,095
203,000	Tokyu Corporation	843,964
22,410	Toyo Tanso Company, Ltd.	1,142,469
19,400	Trend Micro, Inc.	602,706
139,000	UNY Company, Ltd.	1,291,662
52,200	Ushio, Inc.	1,032,114
26,600	West Japan Railway Company	1,038,437
8,110	Yamada Denki Company, Ltd.	660,799

	Total Japan	88,604,891

Jersey (0.1%)
21,920	Wolseley plc	715,469

	Total Jersey	715,469

Luxembourg (0.3%)
38,000	Tenaris SA ADR	1,737,740

	Total Luxembourg	1,737,740

Malaysia (0.5%)
640,000	CIMB Group Holdings Berhad	1,895,604
199,400	Public Bank Berhad	876,257

	Total Malaysia	2,771,861

Mexico (1.1%)
172,000	Consorcio ARA SAB de CV	86,966
43,500	Fomento Economico Mexicano SAB de CV ADR	2,892,315
13,500	Grupo Aeroportuario del Sureste SAB de CV ADR	795,690
460,500	Grupo Financiero Banorte SAB de CV ADR	2,090,804
259,000	Organizacion Soriana SAB de CV	776,657

	Total Mexico	6,642,432

Netherlands (1.5%)
574,650	Aegon NVa	3,915,553
76,961	Koninklijke DSM NV	4,994,374

	Total Netherlands	8,909,927

Norway (2.3%)
24,029	Cermaq ASA[a]	384,606
25,952	DnB NOR ASA	361,547
727,354	Marine Harvest	583,452
41,300	Schibsted ASA	1,317,244
24,324	Seadrill, Ltd.	855,195
218,598	Statoil ASA	5,533,975
141,400	Storebrand ASA	1,202,626
996,000	STX OSV Holdings, Ltd.	1,132,552
145,068	Tomra Systems ASA	1,262,606
17,198	Yara International ASA	966,265

	Total Norway	13,600,068

Philippines (0.3%)
2,576,000	Ayala Land, Inc.	929,904
658,242	Bank of the Philippine Islands	890,844

	Total Philippines	1,820,748

Poland (0.2%)
23,000	Bank Pekao SA	1,360,907

	Total Poland	1,360,907

Portugal (0.7%)
2,518,665	Banco Comercial Portugues SAa	1,497,831
469,700	Banco Espirito Santo SA	1,750,954
50,820	Jeronimo Martins SGPS SA	976,008

	Total Portugal	4,224,793

Russia (0.4%)
36,500	LUKOIL ADR	2,325,141

	Total Russia	2,325,141

Singapore (1.3%)
345,125	Keppel Corporation, Ltd.	3,122,562
1,747,000	Midas Holding, Ltd.	927,191
95,000	Oversea-Chinese Banking Corporation, Ltd.	725,637
470,000	Raffles Medical Group, Ltd.	896,953
178,000	SembCorp Industries, Ltd.	724,854
829,000	Super Group, Ltd.	967,290

	Total Singapore	7,364,487

South Africa (0.5%)
59,584	Massmart Holdings, Ltd.	1,233,675
181,000	Truworths International, Ltd.	1,963,940

	Total South Africa	3,197,615

South Korea (2.5%)
12,181	BS Financial Group, Inc.[a]	172,278
4,101	E-Mart Company, Ltd.[a]	939,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (87.2%)	Value
South Korea (2.5%) - continued
15,132	Fila Korea, Ltd.	$1,265,318
8,500	POSCO	3,692,876
6,250	Samsung Electronics Company, Ltd.	3,287,755
1,448	Shinsegae Company, Ltd.	460,447
3,521	SK Telecom Company, Ltd.	532,610
174,207	SK Telecom Company, Ltd. ADR	3,257,671
25,461	Technosemichem Company, Ltd.	1,017,641

	Total South Korea	14,625,756

Spain (1.6%)
327,188	Banco Bilbao Vizcaya Argentaria SA	3,840,664
312,028	Banco Popular Espanol SA	1,755,565
312,028	Banco Popular Espanol SA Rights[a]	22,624
112,900	Indra Sistemas SA	2,328,824
42,843	Repsol YPF SA	1,485,992

	Total Spain	9,433,669

Sweden (1.6%)
50,871	Atlas Copco AB	1,339,756
21,995	Elekta AB	1,041,817
31,277	Hoganas AB	1,250,586
15,235	JM AB	359,375
54,018	Nordea Bank AB	580,153
82,850	Swedbank AB	1,393,199
84,762	Telefonaktiebolaget LM Ericsson	1,220,192
114,342	Volvo AB	2,001,703

	Total Sweden	9,186,781

Switzerland (7.2%)
39,130	ABB, Ltd.[a]	1,016,626
58,850	Adecco SAa	3,777,081
11,317	Aryzta AG	607,776
3,938	Bucher Industries AG	868,346
3,937	Burckhardt Compression Holding AG	1,199,320
23,626	Compagnie Financiere Richemont SA	1,548,192
88,250	Credit Suisse Group[a]	3,439,095
691	Forbo Holding AGa	525,047
1,737	Galenica AG	1,113,288
2,772	Givaudan SAa	2,932,232
49,532	Holcim, Ltd.[a]	3,745,635
15,221	Huber & Suhner AG	1,002,906
2,354	Kaba Holding AG	1,022,291
80,597	Nestle SA	5,015,130
68,350	Novartis AG	4,188,722
33,593	Roche Holding AG	5,623,830
58	Sika AG	139,999
318	Zehnder Group AG	983,349
13,700	Zurich Financial Services AGa	3,466,437

	Total Switzerland	42,215,302

Taiwan (0.7%)
443,000	Taiwan Mobile Company, Ltd.	1,201,622
1,250,951	Taiwan Semiconductor Manufacturing Company, Ltd.	3,152,718

	Total Taiwan	4,354,340

Thailand (1.6%)
185,000	Bangkok Bank pcl	957,376
280,100	PTT Exploration & Production pcl	1,564,333
356,000	PTT pcl	3,895,123
150,900	Siam Cement pcl	2,007,175
230,400	Siam Commercial Bank pcl	835,513

	Total Thailand	9,259,520

Turkey (0.7%)
473,982	Akbank TAS	2,192,641
37,000	BIM Birlesik Magazalar AS	1,202,557
113,704	Turkiye Garanti Bankasi AS	515,963

	Total Turkey	3,911,161

United Kingdom (11.2%)
430,132	Aegis Group plc	1,104,496
10,393	Anglo American plc	515,407
8,546	AstraZeneca plc	427,120
115,340	Babcock International Group plc	1,318,885
891,336	BAE Systems plc	4,559,532
123,518	BG Group plc	2,804,459
50,489	BHP Billiton plc	1,983,810
78,734	British American Tobacco plc	3,452,456
247,750	BT Group plc	803,249
48,257	Burberry Group plc	1,122,148
275,452	Carillion plc	1,662,703
37,146	Croda International plc	1,124,991
59,069	Drax Group plc	477,178
179,512	Halma plc	1,193,981
284,611	HSBC Holdings plc	2,821,673
73,350	HSBC Holdings plc ADR	3,639,627
33,480	IMI plc	565,968
52,529	Imperial Tobacco Group plc	1,748,741
98,792	Inchcape plc	663,370
371,038	Intermediate Capital Group plc	1,922,300
178,170	Kingfisher plc	765,293
285,566	Legal & General Group plc	540,930
103,700	Pearson plc	1,961,629
84,991	Prudential plc	981,318
36,051	Rio Tinto plc	2,602,968
45,511	Rotork plc	1,230,492
14,645	Royal Dutch Shell plc	522,598
984	SABMiller plc	35,657
54,664	Scottish & Southern Energy plc	1,222,531
61,262	Shire plc	1,915,364
33,469	Spirax-Sarco Engineering plc	1,076,132
420,563	Spirent plc	1,007,232
79,653	Standard Chartered plc	2,092,198
625,650	Tesco plc	4,042,075
38,223	Ultra Electronics Holdings plc	1,052,651
31,022	Unilever plc	1,000,909
1,546,200	Vodafone Group plc	4,099,626
288,599	William Morrison Supermarkets plc	1,380,282
371,450	WPP plc	4,653,229

	Total United Kingdom	66,095,208

United States (0.4%)
38,888	iShares MSCI EAFE Index Fund	2,338,724
	Total United States	2,338,724

	Total Common Stock (cost $449,230,894)	513,324,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Argentina (0.3%)
	Arcos Dorados SA
$73,000	7.500%, 10/1/2019	$79,000
	Argentina Government International Bond
525,443	7.820%, 12/31/2033[b]	550,511
493,008	7.820%, 12/31/2033[b]	516,529
131,728	8.280%, 12/31/2033	116,250
2,730,000	Zero Coupon, 12/15/2035[b]	564,132
290,000	Zero Coupon, 12/15/2035	49,010
100,000	2.260%, 12/31/2038[b,c]	49,666

	Total Argentina	1,925,098

Belarus (0.1%)
	Belarus Government International Bond
439,000	8.750%, 8/3/2015	395,100
100,000	8.950%, 1/26/2018	87,750

	Total Belarus	482,850

Belize (<0.1%)
	Belize Government International Bond
120,000	6.000%, 2/20/2029[c]	78,000

	Total Belize	78,000

Bermuda (0.1%)
	Digicel, Ltd.
100,000	8.250%, 9/1/2017	103,750
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
200,000	7.748%, 2/2/2021[d]	206,000

	Total Bermuda	309,750

Brazil (0.6%)
	Banco Votorantim SA
300,000	6.250%, 5/16/2016[e,f]	197,988
	BFF International, Ltd.
260,000	7.250%, 1/28/2020	278,850
	Brazil Government International Bond
100,000	5.875%, 1/15/2019	115,750
930,000	4.875%, 1/22/2021	994,635
140,000	7.125%, 1/20/2037	172,900
290,000	5.625%, 1/7/2041	297,975
	Hypermarcas SA
180,000	6.500%, 4/20/2021[e]	179,775
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[d,g,h]	10
	Telemar Norte Leste SA
194,000	5.500%, 10/23/2020[d]	191,575

	Total Brazil	2,429,458

Bulgaria (0.1%)
	Bulgaria Government International Bond
330,000	8.250%, 1/15/2015	385,704

	Total Bulgaria	385,704

Canada (<0.1%)
	PTTEP Canada International Finance, Ltd.
270,000	5.692%, 4/5/2021[d]	269,109

	Total Canada	269,109

Cayman Islands (0.1%)
	Country Garden Holdings Company
600,000	2.500%, 2/22/2013[i]	104,264
	Evergrande Real Estate Group, Ltd.
1,440,000	7.500%, 1/19/2014[i]	213,360
	TGI International, Ltd.
180,000	9.500%, 10/3/2017	202,275

	Total Cayman Islands	519,899

Chile (0.2%)
	Banco Central de Chile
205,000,001	6.000%, 5/1/2015[j]	441,108
	Banco del Estado de Chile
200,000	4.125%, 10/7/2020	191,323
260,000	4.125%, 10/7/2020[d]	248,720
	Chile Government International Bond
130,000	3.875%, 8/5/2020	130,780
	Corporacion Nacional del Cobre de Chile - Codelco
120,000	3.750%, 11/4/2020[d]	114,009
200,000	6.150%, 10/24/2036	217,079
	E-CL SA
140,000	5.625%, 1/15/2021[d]	143,809

	Total Chile	1,486,828

China (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
130,000	6.300%, 11/12/2040[d]	128,802

	Total China	128,802

Colombia (0.8%)
	Colombia Government International Bond
30,000	8.250%, 12/22/2014	36,315
400,000	7.375%, 1/27/2017	490,800
1,470,000	7.375%, 3/18/2019	1,832,355
40,000	8.125%, 5/21/2024	52,780
860,000	7.375%, 9/18/2037	1,083,600
420,000	6.125%, 1/18/2041	456,750

	Total Colombia	3,952,600

Costa Rica (<0.1%)
	Costa Rica Government International Bond
103,000	9.995%, 8/1/2020	141,625

	Total Costa Rica	141,625

Croatia (0.1%)
	Croatia Government International Bond
590,000	6.375%, 3/24/2021[d]	613,600

	Total Croatia	613,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Dominican Republic (0.1%)
	Dominican Republic Government International Bond
$163,947	9.040%, 1/23/2018	$184,440
460,000	7.500%, 5/6/2021	478,400
100,000	8.625%, 4/20/2027	109,000

	Total Dominican Republic	771,840

El Salvador (0.1%)
	El Salvador Government International Bond
30,000	8.250%, 4/10/2032	33,525
375,000	7.650%, 6/15/2035	388,125

	Total El Salvador	421,650

Gabon (<0.1%)
	Gabon Government International Bond
150,000	8.200%, 12/12/2017	175,875

	Total Gabon	175,875

Georgia (<0.1%)
	Georgia Government International Bond
200,000	6.875%, 4/12/2021[d]	204,500

	Total Georgia	204,500

Ghana (<0.1%)
	Ghana Government International Bond
100,000	8.500%, 10/4/2017	113,250

	Total Ghana	113,250

Hungary (0.2%)
	Hungary Government International Bond
890,000	6.375%, 3/29/2021	938,950
410,000	7.625%, 3/29/2041	442,288

	Total Hungary	1,381,238

Iceland (0.1%)
	Iceland Government International Bond
700,000	4.875%, 6/16/2016[d]	703,668

	Total Iceland	703,668

Indonesia (0.9%)
	Indonesia Government International Bond
49,000	6.875%, 1/17/2018	57,330
1,580,000	11.625%, 3/4/2019	2,328,524
590,000	4.875%, 5/5/2021[e]	604,013
755,000	8.500%, 10/12/2035	1,013,588
480,000	7.750%, 1/17/2038	601,800

	Total Indonesia	4,605,255

Iraq (0.1%)
	Iraq Government International Bond
500,000	5.800%, 1/15/2028	451,250

	Total Iraq	451,250

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
1,092,000	2.500%, 12/31/2032[g]	576,030

	Total Ivory Coast	576,030

Kazakhstan (0.3%)
	Development Bank of Kazakhstan JSC
200,000	5.500%, 12/20/2015[d]	206,000
	Halyk Savings Bank of Kazakhstan JSC
280,000	7.250%, 5/3/2017	282,800
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
110,000	6.250%, 5/20/2015	118,250
	KazMunayGas National Company
820,000	11.750%, 1/23/2015	1,018,850
270,000	6.375%, 4/9/2021[d]	285,822

	Total Kazakhstan	1,911,722

Lebanon (0.1%)
	Lebanon Government International Bond
130,000	9.000%, 3/20/2017	152,750
234,000	4.000%, 12/31/2017	226,044
380,000	6.375%, 3/9/2020	392,350
20,000	8.250%, 4/12/2021	23,075

	Total Lebanon	794,219

Lithuania (0.1%)
	Lithuania Government International Bond
620,000	6.125%, 3/9/2021[d]	658,750

	Total Lithuania	658,750

Luxembourg (0.2%)
	Alrosa Finance SA
200,000	7.750%, 11/3/2020[d]	217,500
200,000	7.750%, 11/3/2020	217,500
	Gazprom Via Gaz Capital SA
320,000	9.250%, 4/23/2019	399,600
	Gazprom Via Gazprom International, Ltd.
160,430	7.201%, 2/1/2020	176,072
	TNK-BP Finance SA
130,000	7.875%, 3/13/2018	149,175
130,000	7.250%, 2/2/2020	143,650
	Vimpel Communications OJSC Via UBS Luxembourg SA
100,000	8.250%, 5/23/2016	109,875

	Total Luxembourg	1,413,372

Malaysia (0.2%)
	Malaysia Government International Bond
280,000	7.500%, 7/15/2011	280,271
	Petronas Capital, Ltd.
170,000	5.250%, 8/12/2019	183,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Malaysia (0.2%) - continued
	Wakala Global Sukuk Bhd
$640,000	4.646%, 7/6/2021[d,k]	$641,959

	Total Malaysia	1,105,335

Mexico (0.6%)
	Mexican Bonos
424,000	6.500%, 6/10/2021[l]	34,805
	Mexico Government International Bond
60,000	7.500%, 1/14/2012	62,010
30,000	5.875%, 1/15/2014	33,240
20,000	6.625%, 3/3/2015	23,220
286,000	5.950%, 3/19/2019	328,185
4,480,900	10.000%, 12/5/2024[l]	471,637
90,000	8.300%, 8/15/2031	123,750
450,000	6.750%, 9/27/2034	523,125
1,501,500	8.500%, 11/18/2038[l]	133,687
130,000	6.050%, 1/11/2040	138,320
110,000	5.750%, 10/12/2110	102,575
	Pemex Project Funding Master Trust
545,000	5.750%, 3/1/2018	597,596
590,000	6.625%, 6/15/2035	621,874
	Petroleos Mexicanos
275,000	8.000%, 5/3/2019	339,075
170,000	5.500%, 1/21/2021	178,245

	Total Mexico	3,711,344

Netherlands (<0.1%)
	VimpelCom Holdings BV
230,000	7.504%, 3/1/2022[d]	230,230

	Total Netherlands	230,230

Nigeria (0.1%)
	Central Bank of Nigeria
200,000	6.750%, 1/28/2021[d]	209,500
	Nigeria Government International Bond
200,000	6.750%, 1/28/2021	209,500

	Total Nigeria	419,000

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	162,000
100,000	7.875%, 3/31/2036	69,658

	Total Pakistan	231,658

Panama (0.1%)
	Panama Government International Bond
11,000	7.250%, 3/15/2015	12,958
193,000	8.875%, 9/30/2027	273,578
210,000	9.375%, 4/1/2029	311,850

	Total Panama	598,386

Peru (0.1%)
	Peru Government International Bond
430,000	7.350%, 7/21/2025	525,245
224,000	8.750%, 11/21/2033	305,424

	Total Peru	830,669

Philippines (0.4%)
	Energy Development Corporation
240,000	6.500%, 1/20/2021	244,275
	Philippines Government International Bond
100,000	7.500%, 9/25/2024	122,500
40,000	9.500%, 10/21/2024	56,000
200,000	5.500%, 3/30/2026	205,250
547,000	9.500%, 2/2/2030	793,861
100,000	7.750%, 1/14/2031	125,750
851,000	6.375%, 10/23/2034	929,717
	Quezon Power Philippines LC
59,000	8.860%, 6/15/2017	64,015

	Total Philippines	2,541,368

Qatar (0.2%)
	Qatar Government International Bond
520,000	4.000%, 1/20/2015	544,700
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
460,850	5.298%, 9/30/2020	490,805

	Total Qatar	1,035,505

Russia (0.8%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	205,500
3,321,599	7.500%, 3/31/2030[c]	3,915,335

	Total Russia	4,120,835

Serbia (<0.1%)
	Serbia Government International Bond
135,000	6.750%, 11/1/2024	135,675

	Total Serbia	135,675

South Africa (0.4%)
	Peermont Global Proprietary, Ltd.
320,000	7.750%, 4/30/2014[b]	406,032
	South Africa Government International Bond
1,750,000	7.250%, 1/15/2020[m]	239,680
5,615,000	6.750%, 3/31/2021[m]	734,900
4,690,000	10.500%, 12/21/2026[m]	802,429

	Total South Africa	2,183,041

South Korea (<0.1%)
	South Korea Government International Bond
130,000	7.125%, 4/16/2019	156,067

	Total South Korea	156,067

Turkey (0.6%)
	Akbank TAS
290,000	5.125%, 7/22/2015	288,550
	Turkey Government International Bond
2,180,000	5.625%, 3/30/2021	2,278,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Turkey (0.6%) - continued
$50,000	7.375%, 2/5/2025	$59,275
310,000	7.250%, 3/5/2038	354,950
	Turkiye Garanti Bankasi AS
240,000	6.250%, 4/20/2021[e]	232,800

	Total Turkey	3,213,675

Ukraine (0.4%)
	Ukraine Government International Bond
560,000	6.250%, 6/17/2016[d]	558,690
250,000	6.580%, 11/21/2016	251,775
100,000	8.375%, 11/3/2017	104,500
200,000	6.750%, 11/14/2017	201,750
840,000	7.750%, 9/23/2020	871,500
490,000	7.950%, 2/23/2021[d]	510,825

	Total Ukraine	2,499,040

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
229,736	5.888%, 6/15/2019	247,541
	ICICI Bank, Ltd./Dubai
220,000	4.750%, 11/25/2016[e]	219,503

	Total United Arab Emirates	467,044

United States (0.2%)
	Cemex Finance, LLC
340,000	9.500%, 12/14/2016	351,475
	HSBC Bank USA
590,000	5.910%, 8/15/2040[h,n]	791,754

	Total United States	1,143,229

Uruguay (0.1%)
	Uruguay Government International Bond
140,000	9.250%, 5/17/2017	184,800
130,754	8.000%, 11/18/2022	169,196
40,000	7.875%, 1/15/2033	50,500
488,000	7.625%, 3/21/2036	614,880

	Total Uruguay	1,019,376

Venezuela (0.5%)
	Petroleos de Venezuela SA
271,600	5.250%, 4/12/2017	170,429
490,000	8.500%, 11/2/2017[d]	363,335
460,000	5.375%, 4/12/2027	232,300
30,000	5.500%, 4/12/2037	14,850
	Venezuela Government International Bond
50,000	13.625%, 8/15/2018	49,750
100,000	13.625%, 8/15/2018	99,500
570,000	7.750%, 10/13/2019	411,825
396,500	6.000%, 12/9/2020	246,821
450,000	9.000%, 5/7/2023	325,125
805,000	8.250%, 10/13/2024	547,400
610,000	7.650%, 4/21/2025	396,500
70,000	7.000%, 3/31/2038	40,600
	Total Venezuela	2,898,435

	Total Long-Term Fixed Income (cost $53,396,141)	55,445,854

	Short-Term Investments (0.5%)[o]
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.160%, 8/29/2011[p]	299,923
	Federal National Mortgage Association Discount Notes
2,500,000	0.010%, 7/8/2011	2,499,995
	U.S. Treasury Bills
200,000	0.227%, 10/20/2011[q]	199,861

	Total Short-Term Investments (at amortized cost)	2,999,779

	Total Investments (cost $505,626,814) 97.1%	$571,769,856

	Other Assets and Liabilities, Net 2.9%	16,836,475

	Total Net Assets 100.0%	$588,606,331

a	Non-income producing security.
b	Principal amount is displayed in Euros.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 30, 2011.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $6,706,413 or 1.1% of total net assets.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Banco Votorantim SA	5/9/2011	$185,334
Hypermarcas SA	4/14/2011	176,765
ICICI Bank, Ltd./Dubai	5/19/2011	219,263
Indonesia Government International Bond	4/27/2011	588,283
Turkiye Garanti Bankasi AS	4/21/2011	238,872

f	Principal amount is displayed in Brazilian Real.
g	Defaulted security. Interest is not being accrued.
h	Security is fair valued.
i	Principal amount is displayed in Chinese Yuan.
j	Principal amount is displayed in Chilean Pesos.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	Principal amount is displayed in Mexican Pesos.
m	Principal amount is displayed in South African Rand.
n	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	At June 30, 2011, $299,923 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

q	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$74,739,467
Gross unrealized depreciation	(10,927,989)

Net unrealized appreciation (depreciation)	$63,811,478

Cost for federal income tax purposes	$507,958,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	559,489	—	559,489	—
Consumer Discretionary	80,448,215	—	80,448,215	—
Consumer Staples	40,388,011	2,892,315	37,495,696	—
Energy	44,069,068	10,898,535	33,170,533	—
Financials	94,069,726	11,053,080	83,016,646	—
Health Care	35,951,105	3,681,597	32,269,508	—
Industrials	88,144,698	890,755	87,253,943	—
Information Technology	33,107,345	1,076,556	32,030,789	—
Materials	66,844,707	3,562,080	63,282,627	—
Telecommunications Services	21,657,584	3,509,521	18,148,063	—
Utilities	8,084,275	—	8,084,275	—
Long-Term Fixed Income
Basic Materials	894,890	—	894,890	—
Communications Services	841,430	—	841,430	—
Consumer Cyclical	485,032	—	485,032	—
Consumer Non-Cyclical	458,635	—	458,625	10
Energy	5,332,806	—	5,332,806	—
Financials	2,888,494	—	2,096,740	791,754
Foreign Government	43,223,316	—	43,223,316	—
Transportation	202,275	—	202,275	—
Utilities	1,118,976	—	1,118,976	—
Short-Term Investments	2,999,779	—	2,999,779	—

Total	$571,769,856	$37,564,439	$533,413,653	$791,764

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	21,876	21,876	—	—
Foreign Currency Forward Contracts	260,815	—	260,815	—

Total Asset Derivatives	$282,691	$21,876	$260,815	$—

Liability Derivatives
Futures Contracts	40,498	40,498	—	—
Foreign Currency Forward Contracts	419,034	—	419,034	—

Total Liability Derivatives	$459,532	$40,498	$419,034	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Consumer Non-Cyclical	—	—	(1,895)	—	—	1,905	—	10
Financials	744,761	—	46,993	—	—	—	—	791,754
Foreign Government	14,245	—	(1,295)	—	(12,950)	—	—	—

Total	$759,006	$—	$43,803	$—	($12,950)	$1,905	$—	$791,764

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $55,265.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	11	September 2011	$2,408,501	$2,412,782	$4,281
5-Yr. U.S. Treasury Bond Futures	2	September 2011	240,851	238,390	(2,461)
10-Yr. U.S. Treasury Bond Futures	15	September 2011	1,849,725	1,834,921	(14,804)
20-Yr. U.S. Treasury Bond Futures	12	September 2011	1,492,636	1,476,375	(16,261)
Mini MSCI EAFE Index Futures	5	September 2011	411,380	428,975	17,595
Ultra Long Term U.S Treasury Bond Futures	2	September 2011	259,472	252,500	(6,972)
Total Futures Contracts					($18,622)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	SSB	914,498	7/5/2011	$981,532	$980,801	($731)
Brazilian Real	BB	453,590	7/14/2011	273,000	289,722	16,722
British Pound	SSB	588,057	7/5/2011	944,414	943,759	(655)
Canadian Dollar	SSB	465,581	7/6/2011	483,018	482,717	(301)
Chinese Yuan	BB	3,836,349	9/30/2011	594,000	595,378	1,378
Chinese Yuan	JPM	639,744	7/7/2011	98,000	98,963	963
Chinese Yuan	HSBC	10,254,567	9/30/2011 - 5/9/2012	1,601,138	1,599,132	(2,006)
Chinese Yuan	CITI	26,781,057	7/7/2011 - 5/9/2012	4,127,645	4,153,729	26,084
Chinese Yuan	MSC	6,420,000	5/9/2012	1,008,720	1,004,031	(4,689)
Euro	UBS	134,000	9/21/2011	190,119	193,823	3,704
Euro	SSB	412,870	7/1/2011	598,817	598,708	(109)
Euro	BB	61,000	9/21/2011	88,829	88,233	(596)
Euro	HSBC	203,321	9/21/2011	287,800	294,091	6,291
Hungarian Forint	BB	127,413,234	7/1/2011 - 9/21/2011	677,364	690,847	13,483
Hungarian Forint	CITI	54,783,335	9/21/2011	299,150	296,314	(2,836)
Indian Rupee	RBS	26,745,600	7/14/2011	597,000	596,807	(193)
Indian Rupee	CITI	24,424,140	7/14/2011	543,483	545,005	1,522
Indian Rupee	HSBC	24,684,000	7/14/2011	544,000	550,804	6,804
Indian Rupee	MSC	24,449,620	7/14/2011	540,443	545,574	5,131
Indian Rupee	DB	12,468,480	7/14/2011	272,000	278,224	6,224
Israeli Shekel	JPM	3,046,789	9/21/2011	899,209	891,768	(7,441)
Israeli Shekel	CITI	516,598	9/21/2011	149,000	151,204	2,204
Japanese Yen	SSB	118,269,769	7/5/2011	1,469,372	1,469,099	(273)
Malaysian Ringgit	DB	1,789,843	7/14/2011	595,000	592,258	(2,742)
Malaysian Ringgit	CITI	2,529,223	7/14/2011	834,555	836,919	2,364
Malaysian Ringgit	BB	1,650,449	7/14/2011	543,000	546,132	3,132
Malaysian Ringgit	RBS	1,789,217	7/14/2011	594,000	592,051	(1,949)
Mexican Peso	CSFB	4,884,085	7/26/2011	416,234	416,247	13
Mexican Peso	CITI	3,563,109	9/21/2011	297,000	302,058	5,058
Mexican Peso	MSC	794,820	7/26/2011	68,345	67,739	(606)
Mexican Peso	HSBC	3,501,482	9/21/2011	297,000	296,834	(166)
Mexican Peso	JPM	5,335,657	7/26/2011	448,348	454,732	6,384
Norwegian Krone	SSB	5,365,347	7/5/2011	996,073	994,467	(1,606)
Philippines Peso	DB	23,521,174	7/14/2011	542,000	542,133	133
Philippines Peso	JPM	502,922	7/14/2011	11,585	11,592	7
Philippines Peso	CITI	11,789,626	7/14/2011	272,341	271,736	(605)
Polish Zloty	JPM	1,687,078	9/21/2011	616,352	610,251	(6,101)
Russian Ruble	BB	15,411,698	7/14/2011	543,000	551,151	8,151
Russian Ruble	UBS	15,520,170	7/14/2011	542,000	555,030	13,030
Russian Ruble	CITI	49,996,890	7/14/2011	1,787,000	1,787,981	981
Singapore Dollar	HSBC	732,924	9/21/2011	597,000	596,922	(78)
Singapore Dollar	SSB	44,042	7/5/2011	35,863	35,856	(7)
South African Rand	DB	3,459,471	9/21/2011	505,158	506,043	885
South Korea Won	CITI	2,069,833,685	7/14/2011	1,893,484	1,939,190	45,706
South Korea Won	RBS	1,253,157,700	7/14/2011	1,136,000	1,174,061	38,061
Swedish Krona	SSB	13,040,390	7/5/2011	2,065,103	2,061,656	(3,447)
Taiwan Dollar	HSBC	17,155,314	7/25/2011	594,000	597,665	3,665
Taiwan Dollar	CITI	33,522,500	7/14/2011	1,159,346	1,167,522	8,176
Total Purchases				$34,657,840	$34,846,959	$189,119
Sales
Australian Dollar	SSB	284,405	7/5/2011	$305,252	$305,024	$228
Brazilian Real	CITI	702,525	7/14/2011	435,000	448,726	(13,726)
Brazilian Real	UBS	304,446	7/14/2011	185,355	194,459	(9,104)
Brazilian Real	DB	960,800	7/14/2011	596,486	613,695	(17,209)
British Pound	SSB	2,537,310	7/5/2011	4,076,692	4,072,072	4,620
Canadian Dollar	SSB	295,509	7/6/2011	306,577	306,386	191
Chilean Peso	CITI	206,746,012	7/14/2011	430,631	441,674	(11,043)
Chinese Yuan	CITI	8,545,592	7/7/2011 - 8/22/2011	1,319,654	1,322,130	(2,476)
Chinese Yuan	MSC	6,420,000	7/7/2011	990,741	993,116	(2,375)
Chinese Yuan	HSBC	6,420,000	7/7/2011	989,519	993,116	(3,597)
Chinese Yuan	RBS	7,917,847	5/9/2012	1,239,876	1,238,281	1,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Chinese Yuan	BB	11,357,058	5/9/2012	$1,776,000	$1,776,145	($145)
Chinese Yuan	DB	1,710,991	7/7/2011	262,000	264,675	(2,675)
Euro	MSC	418,000	9/21/2011	592,335	604,612	(12,277)
Euro	SSB	2,070,529	7/1/2011 - 7/5/2011	2,998,943	3,002,506	(3,563)
Euro	DB	1,453,547	7/27/2011	2,075,872	2,105,889	(30,017)
Euro	BB	667,345	7/1/2011 - 9/21/2011	951,069	965,428	(14,359)
Euro	CITI	521,660	9/21/2011	758,312	754,550	3,762
Hong Kong Dollar	SSB	945,584	7/5/2011	121,485	121,514	(29)
Hungarian Forint	BB	35,692,686	8/23/2011	191,639	193,662	(2,023)
Hungarian Forint	HSBC	54,900,626	9/21/2011	287,800	296,949	(9,149)
Hungarian Forint	DB	10,754,314	7/1/2011	57,741	58,678	(937)
Hungarian Forint	SSB	55,467,510	9/21/2011	291,000	300,015	(9,015)
Hungarian Forint	CSFB	24,938,371	7/1/2011	135,335	136,069	(734)
Indian Rupee	CITI	66,282,830	7/14/2011	1,472,000	1,479,048	(7,048)
Indian Rupee	DB	7,175,670	7/14/2011	159,000	160,119	(1,119)
Indian Rupee	UBS	13,360,550	7/14/2011	295,000	298,130	(3,130)
Indian Rupee	BB	13,476,880	7/14/2011	296,000	300,726	(4,726)
Israeli Shekel	MSC	1,566,824	9/21/2011	447,000	458,596	(11,596)
Japanese Yen	SSB	217,463,439	7/1/2011 - 7/5/2011	2,695,562	2,701,242	(5,680)
Malaysian Ringgit	BB	3,621,332	7/14/2011	1,195,604	1,198,297	(2,693)
Mexican Peso	CITI	6,801,013	7/26/2011	573,485	579,617	(6,132)
Mexican Peso	JPM	1,338,278	9/21/2011	112,482	113,451	(969)
Philippines Peso	BB	10,870,398	7/14/2011	253,000	250,549	2,451
Philippines Peso	CITI	6,310,269	7/14/2011	147,000	145,444	1,556
Philippines Peso	HSBC	12,463,530	7/14/2011	291,000	287,269	3,731
Polish Zloty	UBS	539,436	9/21/2011	190,119	195,125	(5,006)
Polish Zloty	MSC	1,094,784	9/21/2011	387,000	396,006	(9,006)
Russian Ruble	HSBC	16,798,320	7/14/2011	594,000	600,739	(6,739)
Russian Ruble	ML	23,490,874	7/14/2011	820,871	840,077	(19,206)
Russian Ruble	CITI	33,058,363	7/14/2011	1,167,000	1,182,228	(15,228)
Russian Ruble	DB	7,632,640	7/14/2011	266,988	272,957	(5,969)
Singapore Dollar	BB	740,476	9/21/2011	596,000	603,073	(7,073)
South African Rand	HSBC	3,541,955	9/21/2011	508,000	518,109	(10,109)
South African Rand	DB	5,388,758	7/7/2011	766,238	797,342	(31,104)
South African Rand	SSB	4,134,537	9/21/2011	594,000	604,790	(10,790)
South African Rand	BB	2,428,437	7/7/2011	347,019	359,321	(12,302)
South Korea Won	HSBC	532,832,657	7/14/2011	486,650	499,201	(12,551)
South Korea Won	CITI	515,160,000	7/14/2011	477,000	482,644	(5,644)
South Korea Won	BB	354,202,528	7/14/2011	323,414	331,846	(8,432)
South Korea Won	RBS	1,282,177,501	7/14/2011	1,185,000	1,201,249	(16,249)
Swedish Krona	SSB	330,320	7/1/2011	51,262	52,223	(961)
Swiss Franc	SSB	736,691	7/5/2011	878,976	876,178	2,798
Taiwan Dollar	RBS	33,409,341	7/14/2011	1,159,000	1,163,580	(4,580)
Turkish Lira	DB	18,371	9/21/2011	11,372	11,147	225
Total Sales				$40,122,356	$40,469,694	($347,338)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($158,219)

Counterparty

BB	-	Barclays Bank
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$17,595
Total Equity Contracts		17,595
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,281
Total Interest Rate Contracts		4,281
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	260,815
Total Foreign Exchange Contracts		260,815

Total Asset Derivatives		$282,691

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	40,498
Total Interest Rate Contracts		40,498
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	419,034
Total Foreign Exchange Contracts		419,034

Total Liability Derivatives		$459,532

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	175,715
Total Equity Contracts		175,715
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(89,962)
Total Foreign Exchange Contracts		(89,962)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,392
Total Interest Rate Contracts		1,392

Total		$87,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(36,595)
Total Equity Contracts		(36,595)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	132,001
Total Interest Rate Contracts		132,001
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(61,795)
Total Foreign Exchange Contracts		(61,795)

Total		$33,611

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,972,749	0.4%	N/A	N/A
Interest Rate Contracts	8,641,173	1.6	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$50,804,598	9.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Australia (5.6%)
23,406	Ansell, Ltd.	$355,878
122,052	Australia & New Zealand Banking Group, Ltd.	2,893,080
450,787	BHP Billiton, Ltd.	21,303,602
203,035	Brambles, Ltd.	1,578,556
564,834	Challenger, Ltd.	2,975,435
16,873	Flight Centre, Ltd.	393,090
257,278	Fortescue Metals Group, Ltd.	1,765,213
54,815	GrainCorp, Ltd.	489,909
202,751	Iluka Resources, Ltd.	3,667,436
68,850	JB Hi-Fi, Ltd.	1,264,746
687,127	Mount Gibson Iron, Ltd.[a]	1,366,221
46,662	Ramsay Health Care, Ltd.	911,565
77,725	Rio Tinto, Ltd.	6,956,746
127,601	Wesfarmer, Ltd.	4,372,907

	Total Australia	50,294,384

Austria (0.3%)
639,855	IMMOFINANZ AGa	2,728,013

	Total Austria	2,728,013

Belgium (1.0%)
100,957	Anheuser-Busch InBev NV	5,859,137
36,262	Bekaert SAb	2,761,144

	Total Belgium	8,620,281

Brazil (0.4%)
96,900	Petroleo Brasileiro SA ADR	3,281,034

	Total Brazil	3,281,034

Canada (5.4%)
36,801	Agrium, Inc.	3,231,391
110,640	Barrick Gold Corporation	5,023,251
412,253	Bombardier, Inc.	2,970,615
127,643	Brookfield Asset Management, Inc.	4,246,826
1	Enerplus Corporation[b]	0
59,667	Finning International, Inc.	1,769,286
75,950	Goldcorp, Inc.	3,673,476
30,331	Open Text Corporation[a]	1,944,392
50,195	Pacific Rubiales Energy Corporation	1,345,299
95,909	Potash Corporation of Saskatchewan, Inc.	5,477,106
60,577	Saputo, Inc.	2,921,136
55,133	Shoppers Drug Mart Corporation[b]	2,269,342
186,969	Suncor Energy, Inc.	7,327,556
38,244	Tim Hortons, Inc.[b]	1,867,195
79,993	Trican Well Service, Ltd.	1,879,359
172,829	Yamana Gold, Inc.	2,017,682

	Total Canada	47,963,912

China (0.9%)
12,663,800	Bank of China, Ltd.	6,198,374
3,840,300	Huaneng Power International, Inc.	2,032,397

	Total China	8,230,771

Denmark (0.7%)
47,666	Novo Nordisk AS	5,971,564

	Total Denmark	5,971,564

Finland (1.4%)
58,643	Kesko Oyj	2,727,265
132,250	Neste Oil Oyj	2,074,634
86,832	Sampo Oyj[b]	2,803,266
130,304	UPM-Kymmene Oyj	2,384,000
63,359	Wartsila Corporation	2,142,436

	Total Finland	12,131,601

France (8.1%)
493,325	AXA SA	11,198,248
154,100	Cap Gemini SA	9,023,520
19,808	Christian Dior SA	3,112,636
103,050	Compagnie de Saint-Gobain[b]	6,679,333
46,035	Faurecia[b]	1,974,171
47,719	Ingenico	2,322,018
61,384	Safran SA	2,619,235
32,747	Schneider Electric SA	5,467,695
1	Societe Generale	0
216,942	Total SA	12,541,865
72,037	Vinci SA	4,623,039
368,651	Vivendi SA	10,275,131
23,353	Wendel SAb	2,867,742

	Total France	72,704,633

Germany (5.7%)
35,413	BASF SE	3,471,147
36,750	Bayerische Motoren Werke AG	3,669,729
188,447	Daimler AG	14,210,723
113,900	Deutsche Boerse AG	8,648,158
37,711	Henkel AG & Company KGaA	2,622,287
1	Metro AG	0
69,079	Siemens AG	9,492,673
103,972	Suedzucker AG	3,702,043
24,534	Volkswagen AG	5,073,408

	Total Germany	50,890,168

Guernsey (0.2%)
378,098	Resolution, Ltd.	1,782,297

	Total Guernsey	1,782,297

Hong Kong (2.5%)
337,000	CLP Holdings, Ltd.	2,989,555
781,950	Hutchison Whampoa, Ltd.	8,472,385
4,845,600	New World Development Company, Ltd.	7,356,667
851,000	SJM Holdings, Ltd.	2,024,424
108,432	Swire Pacific, Ltd.	1,596,436

	Total Hong Kong	22,439,467

Indonesia (0.5%)
4,371,800	Telekomunikasi Indonesia Tbk PT	3,764,591
24,400	Telekomunikasi Indonesia Tbk PT ADR[b]	841,800

	Total Indonesia	4,606,391

Ireland (0.2%)
48,382	Kerry Group plc	1,993,218

	Total Ireland	1,993,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Israel (0.9%)
174,800	Teva Pharmaceutical Industries, Ltd. ADR	$8,428,856

	Total Israel	8,428,856

Italy (2.8%)
82,248	Davide Campari - Milano SPA	675,374
70,837	DiaSorin SPA[b]	3,399,693
677,200	Enel SPA	4,424,779
361,100	Eni SPA	8,557,484
6,911,850	Telecom Italia SPA	8,040,438

	Total Italy	25,097,768

Japan (20.0%)
46,300	Aisin Seiki Company, Ltd.	1,791,604
52,013	Anritsu Corporation	455,237
367,000	Bank of Yokohama, Ltd.	1,834,649
446,200	Bridgestone Corporation	10,280,682
117,500	Canon, Inc.	5,589,044
56,500	Capcom Company, Ltd.	1,303,404
90,000	Daihatsu Motor Company, Ltd.	1,531,679
404,700	Daiichi Sankyo Company, Ltd.	7,908,268
120,400	Daito Trust Construction Company, Ltd.	10,221,947
1,727,400	Daiwa Securities Group, Inc.	7,610,741
29,800	Dena Company, Ltd.	1,281,593
132,600	East Japan Railway Company	7,594,111
87,600	Elpida Memory, Inc.[a]	1,031,817
55,900	Gree, Inc.	1,222,015
59,200	Hamamatsu Photonics KK	2,559,624
427,000	Hitachi, Ltd.	2,534,246
35,000	Honda Motor Company, Ltd.	1,348,443
30,600	Idemitsu Kosan Company, Ltd.	3,265,728
978,000	IHI Corporation	2,527,106
259,800	ITOCHU Corporation	2,702,142
369,000	Kawasaki Heavy Industries, Ltd.	1,470,197
554	KDDI Corporation	3,985,995
38,500	Kyocera Corporation	3,919,993
54,900	Lawson, Inc.	2,880,108
335,000	Mitsubishi Electric Corporation	3,891,396
78,700	Mitsui & Company, Ltd.	1,360,733
322,900	Mori Seiki Company, Ltd.	4,275,985
283,945	MS and AD Insurance Group Holdings, Inc.	6,646,259
17,800	Murata Manufacturing Company, Ltd.	1,190,080
199,200	Namco Bandai Holdings, Inc.	2,397,849
370,300	Nikon Corporation	8,756,988
65,000	Nippon Meat Packers, Inc.	932,420
33,100	Nippon Telegraph & Telephone Corporation	1,596,473
344,000	Nippon Yusen KK	1,278,075
1,218,500	Nissan Motor Company, Ltd.	12,805,477
12,600	Pola Orbis Holdings, Inc.	330,822
67,250	Secom Company, Ltd.	3,224,407
83,400	Sega Sammy Holdings, Inc.	1,612,184
660,000	Sumitomo Corporation	8,978,811
249,400	Sumitomo Electric Industries, Ltd.	3,637,659
2,703,300	Sumitomo Mitsui Trust Holdings, Inc.	9,409,465
291,200	Sumitomo Rubber Industries, Ltd.	3,523,846
58,500	Takeda Pharmaceutical Company, Ltd.	2,703,690
586,000	Tokyu Corporation	2,436,271
55,200	Trend Micro, Inc.	1,714,915
400,000	UNY Company, Ltd.	3,717,014
76,800	West Japan Railway Company	2,998,195
23,260	Yamada Denki Company, Ltd.	1,895,215

	Total Japan	178,164,602

Jersey (0.2%)
63,301	Wolseley plc	2,066,146

	Total Jersey	2,066,146

Netherlands (2.3%)
1,307,800	Aegon NVa	8,911,094
177,776	Koninklijke DSM NV	11,536,750

	Total Netherlands	20,447,844

Norway (2.4%)
68,786	Cermaq ASA[a]	1,100,981
75,047	DnB NOR ASA	1,045,509
2,103,739	Marine Harvest	1,687,530
71,176	Seadrill, Ltd.	2,502,441
504,279	Statoil ASA	12,766,207
48,933	Yara International ASA	2,749,287

	Total Norway	21,851,955

Portugal (1.2%)
5,825,717	Banco Comercial Portugues SAa,b	3,464,511
1,079,500	Banco Espirito Santo SAb	4,024,174
147,062	Jeronimo Martins SGPS SA	2,824,354

	Total Portugal	10,313,039

Singapore (1.3%)
789,415	Keppel Corporation, Ltd.	7,142,332
275,000	Oversea-Chinese Banking Corporation, Ltd.	2,100,527
514,000	SembCorp Industries, Ltd.	2,093,118

	Total Singapore	11,335,977

South Korea (1.9%)
19,200	POSCO	8,341,554
25,110	SK Telecom Company, Ltd.	3,798,309
274,540	SK Telecom Company, Ltd. ADR[b]	5,133,898

	Total South Korea	17,273,761

Spain (2.6%)
757,228	Banco Bilbao Vizcaya Argentaria SA	8,888,645
720,983	Banco Popular Espanol SAb	4,056,470
720,983	Banco Popular Espanol SA Rights[a]	52,275
283,300	Indra Sistemas SAb	5,843,720
123,677	Repsol YPF SAb	4,289,687

	Total Spain	23,130,797

Sweden (2.4%)
144,643	Atlas Copco AB	3,809,367
63,374	Elekta AB	3,001,779
159,979	Nordea Bank AB	1,718,173
237,165	Swedbank AB	3,988,150
241,174	Telefonaktiebolaget LM Ericsson	3,471,821
330,464	Volvo AB	5,785,194

	Total Sweden	21,774,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Switzerland (10.0%)
113,813	ABB, Ltd.[a]	$2,956,945
123,700	Adecco SAa	7,939,251
32,693	Aryzta AG	1,755,767
69,865	Compagnie Financiere
	Richemont SA	4,578,194
201,750	Credit Suisse Group[a]	7,862,179
1,977	Forbo Holding AGa	1,502,196
4,973	Galenica AG	3,187,323
6,477	Givaudan SAa	6,851,394
113,486	Holcim, Ltd.[a]	8,581,866
203,711	Nestle SA	12,675,873
155,000	Novartis AG	9,498,930
81,510	Roche Holding AG	13,645,654
31,450	Zurich Financial Services AGa	7,957,625

	Total Switzerland	88,993,197

Thailand (1.3%)
446,725	Bangkok Bank pcl	2,311,804
814,600	PTT pcl	8,912,829

	Total Thailand	11,224,633

United Kingdom (16.0%)
30,758	Anglo American plc	1,525,342
25,181	AstraZeneca plc	1,258,521
2,171,467	BAE Systems plc	11,107,902
360,307	BG Group plc	8,180,721
147,601	BHP Billiton plc	5,799,528
227,420	British American Tobacco plc	9,972,282
733,635	BT Group plc	2,378,574
139,521	Burberry Group plc	3,244,361
292,100	Carillion plc	1,763,195
108,084	Croda International plc	3,273,396
168,471	Drax Group plc	1,360,962
824,954	HSBC Holdings plc	8,178,709
168,150	HSBC Holdings plc ADR	8,343,603
98,113	IMI plc	1,658,568
155,217	Imperial Tobacco Group plc	5,167,324
281,767	Inchcape plc	1,892,013
473,195	Intermediate Capital Group plc	2,451,562
513,629	Kingfisher plc	2,206,189
825,740	Legal & General Group plc	1,564,148
237,450	Pearson plc	4,491,696
244,074	Prudential plc	2,818,113
107,835	Rio Tinto plc	7,785,943
41,668	Royal Dutch Shell plc	1,486,896
155,908	Scottish & Southern Energy plc	3,486,799
177,579	Shire plc	5,552,029
1,430,100	Tesco plc	9,239,305
90,808	Unilever plc	2,929,873
3,524,537	Vodafone Group plc	9,345,029
833,742	William Morrison Supermarkets plc	3,987,537
849,900	WPP plc	10,646,870

	Total United Kingdom	143,096,990

	Total Common Stock (cost $804,696,374)	876,837,783

	Collateral Held for Securities Loaned (4.5%)
39,846,936	Thrivent Financial Securities Lending Trust	39,846,936

	Total Collateral Held for Securities Loaned (cost $39,846,936)	39,846,936

	Total Investments (cost $844,543,310) 102.7%	$916,684,719

	Other Assets and Liabilities, Net (2.7%)	(24,179,311)

	Total Net Assets 100.0%	$892,505,408

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$101,026,168
Gross unrealized depreciation	(33,115,903)

Net unrealized appreciation (depreciation)	$67,910,265

Cost for federal income tax purposes	$848,774,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner International Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	1,596,473	—	1,596,473	—
Consumer Discretionary	132,012,057	—	132,012,057	—
Consumer Staples	80,959,406	—	80,959,406	—
Energy	72,881,598	3,281,034	69,600,564	—
Financials	154,564,511	8,343,603	146,220,908	—
Health Care	65,467,872	8,428,856	57,039,016	—
Industrials	140,819,832	—	140,819,832	—
Information Technology	47,921,536	—	47,921,536	—
Materials	127,843,979	—	127,843,979	—
Telecommunications Services	37,743,871	5,975,698	31,768,173	—
Utilities	15,026,648	—	15,026,648	—
Collateral Held for Securities Loaned	39,846,936	39,846,936	—	—

Total	$916,684,719	$65,876,127	$850,808,592	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	16,588	–	16,588	–

Total Asset Derivatives	$16,588	$–	$16,588	$–

Liability Derivatives
Foreign Currency Forward Contracts	20,843	–	20,843	–

Total Liability Derivatives	$20,843	$–	$20,843	$–

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	SSB	2,602,043	7/5/2011	$2,792,774	$2,790,694	($2,080)
British Pound	SSB	922,684	7/5/2011	1,482,476	1,480,796	(1,680)
Canadian Dollar	SSB	1,296,008	7/6/2011	1,344,546	1,343,710	(836)
Euro	SSB	925,328	7/1/2011	1,341,816	1,341,832	16
Japanese Yen	SSB	335,989,819	7/5/2011	4,174,306	4,173,528	(778)
Norwegian Krone	SSB	15,265,876	7/5/2011	2,834,099	2,829,528	(4,571)
Swedish Krona	SSB	30,613,871	7/5/2011	4,848,953	4,839,984	(8,969)
Total Purchases				$18,818,970	$18,800,072	($18,898)
Sales
Australian Dollar	SSB	1,000,165	7/5/2011	$1,073,477	$1,072,680	$797
British Pound	SSB	7,653,171	7/5/2011	12,296,353	12,282,415	13,938
Canadian Dollar	SSB	1,051,607	7/6/2011	1,090,991	1,090,310	681
Danish Krone	SSB	138,804	7/5/2011	27,019	26,987	32
Euro	SSB	3,108,006	7/5/2011	4,506,917	4,506,970	(53)
Hong Kong Dollar	SSB	2,308,428	7/5/2011	296,580	296,648	(68)
Japanese Yen	SSB	413,985,424	7/1/2011 -7/5/2011	5,141,579	5,142,358	(779)
Norwegian Krone	SSB	223,407	7/5/2011	41,476	41,408	68
Singapore Dollar	SSB	33,556	7/5/2011	27,333	27,319	14
Swedish Krona	SSB	433,474	7/5/2011	68,658	68,531	127
Swiss Franc	SSB	89,979	7/5/2011	106,900	107,014	(114)
Total Sales				$24,677,283	$24,662,640	$14,643

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($4,255)

Counterparty
SSB - State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	16,588
Total Foreign Exchange Contracts		16,588

Total Asset Derivatives		$16,588

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	20,843
Total Foreign Exchange Contracts		20,843

Total Liability Derivatives		$20,843

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(449,660)
Total Foreign Exchange Contracts		(449,660)

Total		($449,660)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(874)
Total Foreign Exchange Contracts		(874)

Total		($874)

The following table presents Partner International Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$12,655,632	1.4

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$7,579,024	$292,171,442	$259,903,530	39,846,936	$39,846,936	$747,267
Total Value and Income Earned	7,579,024				39,846,936	747,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (18.8%)
740	Amazon.com, Inc.[a]	$151,323
3,540	CarMax, Inc.[a]	117,068
320	Chipotle Mexican Grill, Inc.[a]	98,621
1,500	Darden Restaurants, Inc.	74,640
2,090	Johnson Controls, Inc.	87,069
1,950	Kohl’s Corporation	97,519
980	Netflix, Inc.[a]	257,436
200	Priceline.com, Inc.[a]	102,386
2,730	Starbucks Corporation	107,808

	Total Consumer Discretionary	1,093,870

Consumer Staples (8.2%)
790	Costco Wholesale Corporation	64,180
3,650	CVS Caremark Corporation	137,167
1,580	Green Mountain Coffee Roasters, Inc.[a]	141,031
1,420	PepsiCo, Inc.	100,010
570	Procter & Gamble Company	36,235

	Total Consumer Staples	478,623

Energy (9.5%)
3,730	Cameron International Corporation[a]	187,582
2,070	Noble Corporation	81,579
2,390	QEP Resources, Inc.	99,973
4,640	Suncor Energy, Inc.	181,424

	Total Energy	550,558

Financials (14.1%)
780	Aflac, Inc.	36,410
2,380	American Express Company	123,046
4,030	Charles Schwab Corporation	66,293
440	Franklin Resources, Inc.	57,768
3,920	J.P. Morgan Chase & Company	160,485
4,090	SunTrust Banks, Inc.	105,522
1,990	T. Rowe Price Group, Inc.	120,077
4,450	Wells Fargo & Company	124,867
1,220	Zions Bancorporation	29,292

	Total Financials	823,760

Health Care (10.7%)
2,860	Allergan, Inc.	238,095
330	Edwards Lifesciences Corporation[a]	28,769
3,520	Gilead Sciences, Inc.[a]	145,763
2,190	Novartis AG ADR	133,831
1,660	St. Jude Medical, Inc.	79,149

	Total Health Care	625,607

Industrials (10.0%)
1,770	3M Company	167,884
1,610	C.H. Robinson Worldwide, Inc.	126,932
1,660	Cooper Industries plc	99,052
2,120	Danaher Corporation	112,339
1,440	Expeditors International of Washington, Inc.	73,714

	Total Industrials	579,921

Information Technology (22.8%)
1,230	Acme Packet, Inc.[a]	86,260
680	Apple, Inc.[a]	228,255
1,870	Cognizant Technology Solutions Corporation[a]	137,146
190	Google, Inc.[a]	96,212
1,800	Hewlett-Packard Company	65,520
690	International Business Machines Corporation	118,369
1,070	Mercadolibre, Inc.	84,894
2,130	Microsoft Corporation	55,380
4,130	QUALCOMM, Inc.	234,543
870	Salesforce.com, Inc.[a]	129,613
890	VMware, Inc.[a]	89,205

	Total Information Technology	1,325,397

Materials (2.0%)
2,120	Ecolab, Inc.	119,526

	Total Materials	119,526

	Total Common Stock (cost $4,608,782)	5,597,262

	Total Investments (cost $4,608,782) 96.1%	$5,597,262

	Other Assets and Liabilities, Net 3.9%	226,826

	Total Net Assets 100.0%	$5,824,088

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,078,799
Gross unrealized depreciation	(94,489)

Net unrealized appreciation (depreciation)	$984,310

Cost for federal income tax purposes	$4,612,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,093,870	1,093,870	—	—
Consumer Staples	478,623	478,623	—	—
Energy	550,558	550,558	—	—
Financials	823,760	823,760	—	—
Health Care	625,607	625,607	—	—
Industrials	579,921	579,921	—	—
Information Technology	1,325,397	1,325,397	—	—
Materials	119,526	119,526	—	—

Total	$5,597,262	$5,597,262	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.0%)	Value
Consumer Discretionary (16.0%)
1,925	Abercrombie & Fitch Company	$128,821
2,630	Amazon.com, Inc.[a]	537,809
2,425	Coach, Inc.	155,030
1,225	Deckers Outdoor Corporation[a]	107,972
1,075	Fossil, Inc.[a]	126,549
4,550	Imax Corporation[a]	147,556
650	Netflix, Inc.[a]	170,749
1,100	Priceline.com, Inc.[a]	563,123
7,305	Starbucks Corporation	288,474
1,675	Tupperware Brands Corporation	112,979

	Total Consumer Discretionary	2,339,062

Consumer Staples (4.6%)
3,425	Companhia de Bebidas das Americas ADR	115,525
1,775	Hansen Natural Corporation[a]	143,686
5,200	Herbalife, Ltd.	299,728
1,675	Mead Johnson Nutrition Company	113,147

	Total Consumer Staples	672,086

Energy (11.1%)
2,025	Apache Corporation	249,865
1,975	Baker Hughes, Inc.	143,306
3,500	Chesapeake Energy Corporation	103,915
200	CNOOC, Ltd. ADR	47,186
3,575	Complete Production Services, Inc.[a]	119,262
2,100	EQT Corporation	110,292
3,825	Frontier Oil Corporation	123,586
2,325	Helmerich & Payne, Inc.	153,729
2,875	National Oilwell Varco, Inc.	224,854
2,250	Noble Corporation	88,672
5,225	Patterson-UTI Energy, Inc.	165,162
1,200	Schlumberger, Ltd.	103,680

	Total Energy	1,633,509

Financials (3.7%)
750	Franklin Resources, Inc.	98,467
720	IntercontinentalExchange, Inc.[a]	89,791
2,725	Moody’s Corporation	104,504
2,400	T. Rowe Price Group, Inc.	144,816
3,000	Waddell & Reed Financial, Inc.	109,050

	Total Financials	546,628

Health Care (11.9%)
5,850	Bruker Corporation[a]	119,106
600	C.R. Bard, Inc.	65,916
1,800	Cerner Corporation[a]	109,998
1,925	Covidien plc	102,468
1,575	Gen-Probe, Inc.[a]	108,911
2,025	Illumina, Inc.[a]	152,179
850	Intuitive Surgical, Inc.[a]	316,294
1,150	Laboratory Corporation of America Holdings[a]	111,308
1,950	Novo Nordisk A/S ADR	244,296
2,025	St. Jude Medical, Inc.	96,552
2,000	Valeant Pharmaceuticals International, Inc.	103,920
1,975	Vertex Pharmaceuticals, Inc.[a]	102,680
1,200	Waters Corporation[a]	114,888

	Total Health Care	1,748,516

Industrials (7.2%)
3,525	Dover Corporation	238,995
2,975	Eaton Corporation	153,064
3,300	Fluor Corporation	213,378
6,525	Komatsu, Ltd. ADR	204,885
1,325	Parker Hannifin Corporation	118,906
1,375	United Technologies Corporation	121,701

	Total Industrials	1,050,929

Information Technology (38.3%)
2,825	Accenture plc	170,687
2,100	Agilent Technologies, Inc.[a]	107,331
3,150	Altera Corporation	146,002
1,795	Apple, Inc.[a]	602,528
5,200	ARM Holdings plc ADR	147,836
2,600	ASML Holding NV	96,096
4,225	Autodesk, Inc.[a]	163,085
2,570	Baidu.com, Inc. ADR[a]	360,134
4,350	Check Point Software Technologies, Ltd.[a]	247,298
5,700	EMC Corporation[a]	157,035
6,200	Fortinet, Inc.[a]	169,198
947	Google, Inc.[a]	479,542
2,000	Informatica Corporation[a]	116,860
5,325	Intel Corporation	118,002
1,750	Intuit, Inc.[a]	90,755
5,400	Jabil Circuit, Inc.	109,080
2,275	Mercadolibre, Inc.	180,498
2,525	Netlogic Microsystems, Inc.[a]	102,060
3,900	NVIDIA Corporation[a]	62,147
4,450	OmniVision Technologies, Inc.[a]	154,904
1,750	Open Text Corporation[a]	112,035
8,950	Oracle Corporation	294,544
3,025	Polycom, Inc.[a]	194,508
8,050	QUALCOMM, Inc.	457,159
6,200	Riverbed Technology, Inc.[a]	245,458
4,550	Solarwinds, Inc.[a]	118,937
3,000	Taleo Corporation[a]	111,090
1,850	Teradata Corporation[a]	111,370
1,750	Veeco Instruments, Inc.[a]	84,718
2,400	VeriFone Systems, Inc.[a]	106,440

	Total Information Technology	5,617,337

Materials (4.5%)
2,050	Agrium, Inc.	179,908
3,750	Barrick Gold Corporation	169,837
1,425	Cliffs Natural Resources, Inc.	131,741
1,950	Freeport-McMoRan Copper & Gold, Inc.	103,155
2,575	Pan American Silver Corporation	79,542

	Total Materials	664,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.0%)	Value
Telecommunications Services (0.7%)
2,175	Tim Participacoes SA ADR	$107,032

	Total Telecommunications Services	107,032

	Total Common Stock (cost $11,446,680)	14,379,282

Contracts	Options Purchased (0.1%)
	Baidu.com, Inc. Put Option
23	$120.00, expires 9/17/2011	$9,085
	Fossil, Inc. Put Option
7	$80.00, expires 12/17/2011	1,120

	Total Options Purchased (cost $17,612)	10,205

	Total Investments (cost $11,464,292) 98.1%	$14,389,487

	Other Assets and Liabilities, Net 1.9%	276,720

	Total Net Assets 100.0%	$14,666,207

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,050,484
Gross unrealized depreciation	(130,512)

Net unrealized appreciation (depreciation)	$2,919,972

Cost for federal income tax purposes	$11,469,515

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,339,062	2,339,062	—	—
Consumer Staples	672,086	672,086	—	—
Energy	1,633,509	1,633,509	—	—
Financials	546,628	546,628	—	—
Health Care	1,748,516	1,748,516	—	—
Industrials	1,050,929	1,050,929	—	—
Information Technology	5,617,337	5,617,337	—	—
Materials	664,183	664,183	—	—
Telecommunications Services	107,032	107,032	—	—
Options Purchased	10,205	10,205	—	—

Total	$14,389,487	$14,389,487	$—	$—

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	10,205
Total Equity Contracts		10,205

Total Asset Derivatives		$10,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(5,536)
Total Equity Contracts		(5,536)

Total		($5,536)

The following table presents Partner All Cap Growth Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	116

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (91.6%)	Value
Consumer Discretionary (11.6%)
6,873	Comcast Corporation	$174,162
13,890	Ford Motor Company[a]	191,543
1,460	Lear Corporation	78,080
1,994	Mohawk Industries, Inc.[a]	119,620
55,070	Talbots, Inc.[a]	183,934
3,675	Viacom, Inc.	187,425

	Total Consumer Discretionary	934,764

Consumer Staples (6.4%)
14,060	Adecoagro SAa	156,910
3,860	Church & Dwight Company, Inc.	156,484
3,010	Coca-Cola Company	202,543

	Total Consumer Staples	515,937

Energy (12.6%)
730	Apache Corporation	90,075
4,580	Bill Barrett Corporation[a]	212,283
2,670	Chevron Corporation	274,583
2,118	Noble Energy, Inc.	189,836
3,200	Penn West Petroleum, Ltd.	73,856
2,440	Royal Dutch Shell plc ADR	173,557

	Total Energy	1,014,190

Financials (19.3%)
4,860	CIT Group, Inc.[a]	215,104
5,758	E*TRADE Financial Corporation[a]	79,460
1,840	Goldman Sachs Group, Inc.	244,886
3,638	J.P. Morgan Chase & Company	148,940
1,940	M&T Bank Corporation	170,623
5,552	MetLife, Inc.	243,566
2,220	PNC Financial Services Group, Inc.	132,334
4,310	State Street Corporation	194,338
5,010	U.S. Bancorp	127,805

	Total Financials	1,557,056

Health Care (10.0%)
4,110	Gilead Sciences, Inc.[a]	170,195
3,930	Humana, Inc.	316,522
4,940	Medtronic, Inc.	190,338
4,570	NPS Pharmaceuticals, Inc.[a]	43,187
3,600	Warner Chilcott plc	86,868

	Total Health Care	807,110

Industrials (12.2%)
32,411	AerCap Holdings NVa	421,667
3,330	General Cable Corporation[a]	141,791
23,360	Great Lakes Dredge & Dock Company	130,349
3,380	Ingersoll-Rand plc	153,486
6,130	United Continental Holdings, Inc.[a]	138,722

	Total Industrials	986,015

Information Technology (7.2%)
8,350	Microsoft Corporation	217,100
4,960	Oracle Corporation	163,234
5,390	Xilinx, Inc.	196,573

	Total Information Technology	576,907

Materials (7.2%)
4,501	Celanese Corporation	$239,948
1,190	Mosaic Company	80,599
3,870	Rock-Tenn Company	256,736

	Total Materials	577,283

Telecommunications Services (1.0%)
2,970	Vodafone Group plc ADR	79,358

	Total Telecommunications Services	79,358

Utilities (4.1%)
4,062	Edison International, Inc.	157,403
44,020	GenOn Energy, Inc.[a]	169,917

	Total Utilities	327,320

	Total Common Stock (cost $6,943,191)	7,375,940

	Total Investments (cost $6,943,191) 91.6%	$7,375,940

	Other Assets and Liabilities, Net 8.4%	675,848

	Total Net Assets 100.0%	$8,051,788

a	Non-income producing security.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$755,441
Gross unrealized depreciation	(327,117)

Net unrealized appreciation (depreciation)	$428,324

Cost for federal income tax purposes	$6,947,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner All Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	934,764	934,764	—	—
Consumer Staples	515,937	515,937	—	—
Energy	1,014,190	1,014,190	—	—
Financials	1,557,056	1,557,056	—	—
Health Care	807,110	807,110	—	—
Industrials	986,015	986,015	—	—
Information Technology	576,907	576,907	—	—
Materials	577,283	577,283	—	—
Telecommunications Services	79,358	79,358	—	—
Utilities	327,320	327,320	—	—

Total	$7,375,940	$7,375,940	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner All Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(1)
Total Foreign Exchange Contracts		(1)

Total		($1)

Partner All Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period were <0.1% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.4%)	Value
Consumer Discretionary (10.6%)
3,420	Amazon.com, Inc.[a]	$699,356
6,840	Coach, Inc.	437,281
33,950	Comcast Corporation	860,293
51,680	Ford Motor Company[a]	712,667
10,140	Home Depot, Inc.	367,271
14,850	Marriott International, Inc.	527,027
23,510	MGM Resorts International[a]	310,567
23,730	News Corporation	420,021
7,310	NIKE, Inc.	657,754
31,420	Saks, Inc.[a,b]	350,961
25,070	Staples, Inc.	396,106
13,570	Target Corporation	636,569

	Total Consumer Discretionary	6,375,873

Consumer Staples (10.1%)
2,500	Archer-Daniels-Midland Company	75,375
27,210	ConAgra Foods, Inc.	702,290
39,350	CVS Caremark Corporation	1,478,773
10,140	Dr. Pepper Snapple Group, Inc.	425,170
2,880	Estee Lauder Companies, Inc.	302,947
8,570	Kellogg Company	474,093
17,310	Kroger Company	429,288
1,550	Mead Johnson Nutrition Company	104,703
18,230	Procter & Gamble Company	1,158,881
22,390	Walgreen Company	950,679

	Total Consumer Staples	6,102,199

Energy (12.7%)
7,010	Alpha Natural Resources, Inc.[a]	318,534
12,130	Chevron Corporation	1,247,449
10,754	ENSCO International plc ADR	573,188
8,270	Exxon Mobil Corporation	673,013
12,030	Forest Oil Corporation[a]	321,321
12,610	Halliburton Company	643,110
10,510	National Oilwell Varco, Inc.	821,987
12,330	Newfield Exploration Company[a]	838,687
2,860	Occidental Petroleum Corporation	297,554
4,070	Peabody Energy Corporation	239,764
10,860	Rowan Companies, Inc.[a]	421,477
11,500	Schlumberger, Ltd.	993,600
3,690	Transocean, Ltd.	238,226

	Total Energy	7,627,910

Financials (14.9%)
28,000	Aegon NV ADR[a]	190,400
26,916	Bank of New York Mellon Corporation	689,588
23,420	CB Richard Ellis Group, Inc.[a]	588,076
25,210	Charles Schwab Corporation	414,704
35,175	Citigroup, Inc.	1,464,687
2,910	CME Group, Inc.	848,527
7,920	Interactive Brokers Group, Inc.	123,948
27,600	Invesco, Ltd.	645,840
41,350	J.P. Morgan Chase & Company	1,692,869
21,220	KeyCorp	176,763
11,730	Lincoln National Corporation	334,188
17,850	Morgan Stanley	410,729
2,940	Public Storage, Inc.	335,189
87,570	Regions Financial Corporation	542,934
26,420	TD Ameritrade Holding Corporation	515,454

	Total Financials	8,973,896

Health Care (11.7%)
6,510	Allergan, Inc.	541,958
12,900	Amarin Corporation plc ADR[a]	186,663
7,880	Baxter International, Inc.	470,357
6,500	Biogen Idec, Inc.[a]	694,980
37,800	Boston Scientific Corporation[a]	261,198
6,280	DENTSPLY International, Inc.	239,142
8,720	Hospira, Inc.[a]	494,075
1,930	Johnson & Johnson	128,384
2,360	Medicis Pharmaceutical Corporation	90,081
19,744	Merck & Company, Inc.	696,766
5,680	Omnicare, Inc.	181,135
7,340	Onyx Pharmaceuticals, Inc.[a]	259,102
63,745	Pfizer, Inc.	1,313,147
7,610	Thermo Fisher Scientific, Inc.[a]	490,008
14,110	UnitedHealth Group, Inc.	727,794
4,563	Valeant Pharmaceuticals International, Inc.[b]	237,093

	Total Health Care	7,011,883

Industrials (11.2%)
5,230	Caterpillar, Inc.	556,786
4,100	CNH Global NVa	158,465
27,620	CSX Corporation	724,196
6,970	Cummins, Inc.	721,325
17,780	Danaher Corporation	942,162
4,770	Deere & Company	393,287
3,480	Fluor Corporation	225,017
23,610	General Electric Company	445,285
2,130	Joy Global, Inc.	202,861
4,840	Rockwell Automation, Inc.	419,918
23,470	Swift Transportation Company[a,b]	318,019
5,690	Union Pacific Corporation	594,036
11,780	United Technologies Corporation	1,042,648

	Total Industrials	6,744,005

Information Technology (17.5%)
6,390	Apple, Inc.[a]	2,144,931
8,700	Avago Technologies, Ltd.	330,600
9,590	Broadcom Corporation[a]	322,607
4,400	Check Point Software Technologies, Ltd.[a]	250,140
4,640	Cognizant Technology Solutions Corporation[a]	340,298
29,270	Dell, Inc.[a]	487,931
24,190	EMC Corporation[a]	666,434
2,890	Google, Inc.[a]	1,463,438
31,450	Microsoft Corporation	817,700
28,690	Oracle Corporation	944,188
16,330	QUALCOMM, Inc.	927,381
8,900	SanDisk Corporation[a]	369,350
10,720	Sapient Corporation[a]	161,122
6,800	Solarwinds, Inc.[a]	177,752
7,740	Visa, Inc.	652,172
5,600	VistaPrint NVa	267,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.4%)	Value
Information Technology (17.5%) - continued
6,480	Western Digital Corporation[a]	$235,743

	Total Information Technology	10,559,747

Materials (3.5%)
1,960	CF Industries Holdings, Inc.	277,673
4,350	Cliffs Natural Resources, Inc.	402,158
4,290	Ecolab, Inc.	241,870
5,930	Freeport-McMoRan Copper & Gold, Inc.	313,697
14,300	LyondellBasell Industries NV	550,836
2,830	Praxair, Inc.	306,744

	Total Materials	2,092,978

Telecommunications Services (3.0%)
10,320	American Tower Corporation[a]	539,736
12,672	AT&T, Inc.	398,028
7,879	CenturyLink, Inc.	318,548
12,740	NII Holdings, Inc.[a]	539,921

	Total Telecommunications Services	1,796,233

Utilities (3.2%)
21,080	AES Corporation[a]	268,559
15,820	American Electric Power Company, Inc.	596,098
2,370	American Water Works Company, Inc.	69,796
5,540	CMS Energy Corporation	109,083
9,500	PG&E Corporation	399,285
16,650	PPL Corporation	463,369

	Total Utilities	1,906,190

	Total Common Stock (cost $52,043,477)	59,190,914

	Collateral Held for Securities Loaned (1.4%)
880,875	Thrivent Financial Securities Lending Trust	880,875

	Total Collateral Held for
	Securities Loaned (cost $880,875)	880,875

	Total Investments (cost $52,924,352) 99.8%	$60,071,789

	Other Assets and Liabilities, Net 0.2%	98,793

	Total Net Assets 100.0%	$60,170,582

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,224,521
Gross unrealized depreciation	(1,507,725)

Net unrealized appreciation (depreciation)	$6,716,796

Cost for federal income tax purposes	$53,354,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	6,375,873	6,375,873	—	—
Consumer Staples	6,102,199	6,102,199	—	—
Energy	7,627,910	7,627,910	—	—
Financials	8,973,896	8,973,896	—	—
Health Care	7,011,883	7,011,883	—	—
Industrials	6,744,005	6,744,005	—	—
Information Technology	10,559,747	10,559,747	—	—
Materials	2,092,978	2,092,978	—	—
Telecommunications Services	1,796,233	1,796,233	—	—
Utilities	1,906,190	1,906,190	—	—
Collateral Held for Securities Loaned	880,875	880,875	—	—

Total	$60,071,789	$60,071,789	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$488,000	$7,429,825	$7,036,950	880,875	$880,875	$829
Total Value and Income Earned	488,000				880,875	829

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (13.1%)
50,900	Amazon.com, Inc.[a]	$10,408,541
165,036	Carnival Corporation	6,210,305
147,500	Darden Restaurants, Inc.	7,339,600
171,660	Discovery Communications, Inc.[a]	7,031,193
869,600	Ford Motor Company[a]	11,991,784
138,300	Phillips-Van Heusen Corporation	9,054,501

	Total Consumer Discretionary	52,035,924

Consumer Staples (3.8%)
177,106	Anheuser-Busch InBev NV ADR	10,273,919
73,450	Philip Morris International, Inc.	4,904,257

	Total Consumer Staples	15,178,176

Energy (13.0%)
81,873	Apache Corporation	10,102,310
101,634	Baker Hughes, Inc.	7,374,563
129,908	ENSCO International plc ADR	6,924,096
185,746	Peabody Energy Corporation	10,942,297
64,837	Schlumberger, Ltd.	5,601,917
574,200	Weatherford International, Ltd.[a]	10,766,250

	Total Energy	51,711,433

Financials (5.7%)
42,650	BlackRock, Inc.	8,180,696
354,502	J.P. Morgan Chase & Company	14,513,312

	Total Financials	22,694,008

Health Care (10.7%)
38,915	Celgene Corporation[a]	2,347,353
159,000	McKesson Corporation	13,300,350
529,537	Mylan, Inc.[a]	13,063,678
214,083	Thermo Fisher Scientific, Inc.[a]	13,784,804

	Total Health Care	42,496,185

Industrials (7.2%)
125,600	Boeing Company	9,285,608
69,550	Caterpillar, Inc.	7,404,293
215,350	Emerson Electric Company	12,113,438

	Total Industrials	28,803,339

Information Technology (35.5%)
133,128	Akamai Technologies, Inc.[a]	4,189,538
99,016	Apple, Inc.[a]	33,236,701
209,271	Broadcom Corporation[a]	7,039,876
76,772	Cognizant Technology Solutions Corporation[a]	5,630,458
393,950	EMC Corporation[a]	10,853,323
76,806	F5 Networks, Inc.[a]	8,467,862
37,703	Google, Inc.[a]	19,092,045
245,359	NXP Semiconductors NVa	6,558,446
492,450	Oracle Corporation	16,206,529
226,300	QUALCOMM, Inc.	12,851,577
40,212	Salesforce.com, Inc.[a]	5,990,784
111,300	VMware, Inc.[a]	11,155,599

	Total Information Technology	141,272,738

Materials (4.8%)
52,399	CF Industries Holdings, Inc.	7,423,366
222,950	Freeport-McMoRan Copper & Gold, Inc.	11,794,055

	Total Materials	19,217,421

Telecommunications Services (3.5%)
324,700	NII Holdings, Inc.[a]	13,760,786

	Total Telecommunications Services	13,760,786

	Total Common Stock (cost $350,468,641)	387,170,010

Principal Amount	Short-Term Investments (1.7%)[b]
	Barton Capital LLC
6,900,000	0.070%, 7/1/2011[c]	6,900,000

	Total Short-Term Investments (at amortized cost)	6,900,000

	Total Investments (cost $357,368,641) 99.0%	$394,070,010

	Other Assets and Liabilities, Net 1.0%	3,982,922

	Total Net Assets 100.0%	$398,052,932

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,112,862
Gross unrealized depreciation	(8,441,776)

Net unrealized appreciation (depreciation)	$36,671,086

Cost for federal income tax purposes	$357,398,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Large Cap Growth Portfolio II’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	52,035,924	52,035,924	—	—
Consumer Staples	15,178,176	15,178,176	—	—
Energy	51,711,433	51,711,433	—	—
Financials	22,694,008	22,694,008	—	—
Health Care	42,496,185	42,496,185	—	—
Industrials	28,803,339	28,803,339	—	—
Information Technology	141,272,738	141,272,738	—	—
Materials	19,217,421	19,217,421	—	—
Telecommunications Services	13,760,786	13,760,786	—	—
Short-Term Investments	6,900,000	—	6,900,000	—

Total	$394,070,010	$387,170,010	$6,900,000	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$21,183,150	$62,700,350	$83,883,500	—	$—	$38,446
Total Value and Income Earned	21,183,150				—	38,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.3%)	Value
Consumer Discretionary (16.8%)
119,800	Amazon.com, Inc.[a]	$24,497,902
148,000	Best Buy Company, Inc.[b]	4,648,680
264,568	Carnival Corporation	9,955,694
190,400	Comcast Corporation	4,824,736
209,900	Darden Restaurants, Inc.	10,444,624
69,100	DIRECTV[a]	3,511,662
206,721	Discovery Communications, Inc.[a]	8,467,292
1,321,000	Ford Motor Company[a]	18,216,590
104,900	Harley-Davidson, Inc.	4,297,753
653,200	Interpublic Group of Companies, Inc.	8,165,000
115,100	Johnson Controls, Inc.	4,795,066
129,200	Las Vegas Sands Corporation[a]	5,453,532
160,400	Macy’s, Inc.	4,690,096
81,000	NIKE, Inc.[c]	7,288,380
134,200	Nordstrom, Inc.	6,299,348
191,750	OfficeMax, Inc.[a,b]	1,505,238
147,700	Phillips-Van Heusen Corporation	9,669,919
15,100	Priceline.com, Inc.[a]	7,730,143
85,700	Starwood Hotels & Resorts Worldwide, Inc.	4,802,628
244,700	Walt Disney Company	9,553,088

	Total Consumer Discretionary	158,817,371

Consumer Staples (2.4%)
210,381	Anheuser-Busch InBev NV ADR[b]	12,204,202
146,200	PepsiCo, Inc.	10,296,866

	Total Consumer Staples	22,501,068

Energy (11.5%)
124,708	Apache Corporation	15,387,720
205,300	Arch Coal, Inc.	5,473,298
170,131	Baker Hughes, Inc.	12,344,705
213,146	ENSCO International plc ADR	11,360,682
66,001	Forest Oil Corporation[a]	1,762,887
112,650	Occidental Petroleum Corporation	11,720,106
184,451	Peabody Energy Corporation	10,866,008
183,700	Petrohawk Energy Corporation[a]	4,531,879
59,700	Pioneer Natural Resources Company	5,347,329
187,300	Schlumberger, Ltd.	16,182,720
737,800	Weatherford International, Ltd.[a]	13,833,750

	Total Energy	108,811,084

Financials (6.0%)
83,300	American Express Company	4,306,610
55,900	BlackRock, Inc.	10,722,179
154,735	Citigroup, Inc.	6,443,165
265,200	E*TRADE Financial Corporation[a]	3,659,760
52,281	IntercontinentalExchange, Inc.[a]	6,519,964
307,971	J.P. Morgan Chase & Company	12,608,333
178,943	Jefferies Group, Inc.	3,650,437
187,400	Lincoln National Corporation	5,339,026
56,600	T. Rowe Price Group, Inc.	3,415,244

	Total Financials	56,664,718

Health Care (10.4%)
77,850	Allergan, Inc.	6,481,013
76,400	Amgen, Inc.[a]	4,457,940
722,219	Boston Scientific Corporation[a]	4,990,533
108,300	Celgene Corporation[a]	6,532,656
118,300	Dendreon Corporation[a,c]	4,665,752
146,650	Express Scripts, Inc.[a]	7,916,167
161,700	McKesson Corporation	13,526,205
458,150	Mylan, Inc.[a]	11,302,560
46,900	Stryker Corporation	2,752,561
280,858	Thermo Fisher Scientific, Inc.[a]	18,084,447
131,000	UnitedHealth Group, Inc.	6,756,980
62,200	Varian Medical Systems, Inc.[a]	4,355,244
56,900	Watson Pharmaceuticals, Inc.[a]	3,910,737
29,000	WellPoint, Inc.	2,284,330

	Total Health Care	98,017,125

Industrials (10.7%)
174,700	Boeing Company	12,915,571
141,700	Caterpillar, Inc.	15,085,382
205,200	CSX Corporation	5,380,344
72,800	Cummins, Inc.	7,534,072
108,600	Danaher Corporation	5,754,714
245,900	Emerson Electric Company	13,831,875
25,800	FedEx Corporation	2,447,130
94,549	Fluor Corporation	6,113,538
147,600	General Electric Company	2,783,736
7,350	Joy Global, Inc.	700,014
50,541	Kansas City Southern, Inc.[a]	2,998,597
116,400	KBR, Inc.	4,387,116
46,400	Precision Castparts Corporation	7,639,760
25,628	Siemens AG ADR[b]	3,524,619
70,371	United Continental Holdings, Inc.[a]	1,592,496
96,200	United Technologies Corporation	8,514,662

	Total Industrials	101,203,626

Information Technology (34.3%)
66,432	Accenture plc	4,013,821
225,750	Akamai Technologies, Inc.[a]	7,104,352
46,000	Amdocs, Ltd.[a]	1,397,940
37,000	Analog Devices, Inc.	1,448,180
209,000	Apple, Inc.[a]	70,155,030
41,300	Baidu.com, Inc. ADR[a]	5,787,369
398,500	Broadcom Corporation[a]	13,405,540
150,902	Cognizant Technology Solutions Corporation[a]	11,067,153
183,200	eBay, Inc.[a]	5,911,864
51,200	Electronic Arts, Inc.[a]	1,208,320
908,500	EMC Corporation[a]	25,029,175
141,205	F5 Networks, Inc.[a]	15,567,851
70,552	Google, Inc.[a]	35,726,122
252,900	Micron Technology, Inc.[a]	1,891,692
300,500	Microsoft Corporation	7,813,000
54,200	NetApp, Inc.[a]	2,860,676
343,800	NXP Semiconductors NVa	9,189,774
1,055,750	Oracle Corporation	34,744,733
499,200	QUALCOMM, Inc.	28,349,568
86,316	Salesforce.com, Inc.[a]	12,859,358
245,300	Symantec Corporation[a]	4,837,316
208,200	VMware, Inc.[a]	20,867,886
93,200	Western Digital Corporation[a]	3,390,616

	Total Information Technology	324,627,336

Materials (4.8%)
209,900	Alcoa, Inc.	3,329,014
76,636	CF Industries Holdings, Inc.	10,857,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.3%)	Value
Materials (4.8%) - continued
16,700	Cliffs Natural Resources, Inc.	$1,543,915
370,100	Freeport-McMoRan Copper & Gold, Inc.	19,578,290
114,800	Monsanto Company	8,327,592
36,200	Potash Corporation of Saskatchewan, Inc.	2,063,038

	Total Materials	45,698,871

Telecommunications Services (2.4%)
123,800	Crown Castle International Corporation[a]	5,049,802
417,700	NII Holdings, Inc.[a]	17,702,126

	Total Telecommunications Services	22,751,928

	Total Common Stock (cost $825,300,544)	939,093,127

Shares	Collateral Held for Securities Loaned (1.5%)	Value
14,440,500	Thrivent Financial Securities Lending Trust	14,440,500

	Total Collateral Held for Securities Loaned (cost $14,440,500)	14,440,500

	Total Investments (cost $839,741,044) 100.8%	$953,533,627

	Other Assets and Liabilities, Net (0.8%)	(8,015,175)

	Total Net Assets 100.0%	$945,518,452

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security was earmarked to cover written options.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$125,082,045
Gross unrealized depreciation	(14,634,553)

Net unrealized appreciation (depreciation)	$110,447,492

Cost for federal income tax purposes	$843,086,135

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	158,817,371	158,817,371	—	—
Consumer Staples	22,501,068	22,501,068	—	—
Energy	108,811,084	108,811,084	—	—
Financials	56,664,718	56,664,718	—	—
Health Care	98,017,125	98,017,125	—	—
Industrials	101,203,626	101,203,626	—	—
Information Technology	324,627,336	324,627,336	—	—
Materials	45,698,871	45,698,871	—	—
Telecommunications Services	22,751,928	22,751,928	—	—
Collateral Held for Securities Loaned	14,440,500	14,440,500	—	—

Total	$953,533,627	$953,533,627	$—	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Call Options Written	115,413	115,413	—	—

Total Liability Derivatives	$115,413	$115,413	$—	$—

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Dendreon Corp Call Option	187	$41.00	July 2011	($19,635)	($592)
NIKE, Inc. Call Option	320	85.00	July 2011	(163,520)	(114,821)
Total Call Options Written				($183,155)	($115,413)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	115,413
Total Equity Contracts		115,413

Total Liability Derivatives		$115,413

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	260,570
Total Equity Contracts		260,570

Total		$260,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(115,413)
Total Equity Contracts		(115,413)

Total		($115,413)

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	81

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$26,672,700	$151,159,751	$163,391,951	14,440,500	$14,440,500	$44,896
Total Value and Income Earned	26,672,700				14,440,500	44,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (17.6%)
11,100	Amazon.com, Inc.[a]	$2,269,839
500	AutoZone, Inc.[a]	147,425
13,200	CarMax, Inc.[a]	436,524
8,400	Carnival plc	325,468
1,300	Chipotle Mexican Grill, Inc.[a]	400,647
7,100	Coach, Inc.	453,903
8,000	Ctrip.com International, Ltd. ADR[a]	344,640
3,800	Discovery Communications, Inc.[a]	155,648
2,500	Fossil, Inc.[a]	294,300
6,900	General Motors Corporation[a]	209,484
6,000	Johnson Controls, Inc.	249,960
7,500	Las Vegas Sands Corporation[a]	316,575
14,100	Liberty Media Corporation - Interactive[a]	236,457
16,133	Marriott International, Inc.	572,560
5,600	MGM Resorts International[a]	73,976
100	Netflix, Inc.[a]	26,269
7,600	NIKE, Inc.	683,848
2,800	O’Reilly Automotive, Inc.[a]	183,428
1,500	Polo Ralph Lauren Corporation	198,915
30,500	Prada Holding SPA[a]	184,018
1,300	Priceline.com, Inc.[a]	665,509
3,200	Ross Stores, Inc.	256,384
6,400	Royal Caribbean Cruises, Ltd.[a]	240,896
16,100	Starbucks Corporation	635,789
8,000	Starwood Hotels & Resorts Worldwide, Inc.	448,320
12,300	Walt Disney Company	480,192

	Total Consumer Discretionary	10,490,974

Consumer Staples (2.1%)
5,700	Costco Wholesale Corporation	463,068
4,600	Green Mountain Coffee Roasters, Inc.[a]	410,596
2,200	Hansen Natural Corporation[a]	178,090
3,000	Whole Foods Market, Inc.	190,350

	Total Consumer Staples	1,242,104

Energy (8.1%)
3,100	Alpha Natural Resources, Inc.[a]	140,864
8,400	Cameron International Corporation[a]	422,436
1,900	Cimarex Energy Company	170,848
5,100	Continental Resources, Inc.[a]	331,041
5,600	EOG Resources, Inc.	585,480
12,400	FMC Technologies, Inc.[a]	555,396
6,400	Occidental Petroleum Corporation	665,856
6,400	Peabody Energy Corporation	377,024
11,500	Schlumberger, Ltd.	993,600
15,300	Suncor Energy, Inc.	598,230

	Total Energy	4,840,775

Financials (6.7%)
17,100	American Express Company	884,070
11,500	CB Richard Ellis Group, Inc.[a]	288,765
7,200	Franklin Resources, Inc.	945,288
3,900	IntercontinentalExchange, Inc.[a]	486,369
20,400	Invesco, Ltd.	477,360
10,600	J.P. Morgan Chase & Company	433,964
5,500	Northern Trust Corporation	252,780
8,500	U.S. Bancorp	216,835

	Total Financials	3,985,431

Health Care (6.8%)
2,000	Alexion Pharmaceuticals, Inc.[a]	94,060
3,600	Allergan, Inc.	299,700
4,700	AmerisourceBergen Corporation	194,580
600	Biogen Idec, Inc.[a]	64,152
4,000	Celgene Corporation[a]	241,280
1,600	Covidien plc	85,168
1,900	Dendreon Corporation[a]	74,936
3,900	Edwards Lifesciences Corporation[a]	340,002
14,300	Express Scripts, Inc.[a]	771,914
11,400	Human Genome Sciences, Inc.[a]	279,756
2,600	Illumina, Inc.[a]	195,390
9,100	McKesson Corporation	761,215
6,500	Stryker Corporation	381,485
4,700	Valeant Pharmaceuticals International, Inc.	244,212

	Total Health Care	4,027,850

Industrials (17.1%)
5,200	3M Company	493,220
5,700	Babcock & Wilcox Company[a]	157,947
6,800	Boeing Company	502,724
2,400	Caterpillar, Inc.	255,504
4,000	Cooper Industries plc	238,680
2,600	Cummins, Inc.	269,074
34,700	Danaher Corporation	1,838,753
3,400	Deere & Company	280,330
5,400	Emerson Electric Company	303,750
7,500	Expeditors International of Washington, Inc.	383,925
19,800	Fastenal Company[b]	712,602
11,000	FedEx Corporation	1,043,350
2,800	Fluor Corporation	181,048
3,400	Joy Global, Inc.	323,816
10,600	McDermott International, Inc.[a]	209,986
7,000	PACCAR, Inc.	357,630
4,900	Precision Castparts Corporation	806,785
3,200	Roper Industries, Inc.	266,560
6,800	Textron, Inc.	160,548
6,500	Union Pacific Corporation	678,600
7,000	United Parcel Service, Inc.	510,510
1,400	W.W. Grainger, Inc.	215,110

	Total Industrials	10,190,452

Information Technology (31.9%)
11,700	Accenture plc	706,914
12,800	Apple, Inc.[a]	4,296,576
3,000	Autodesk, Inc.[a]	115,800
10,500	Baidu.com, Inc. ADR[a]	1,471,365
12,900	Broadcom Corporation[a]	433,956
45,600	Corning, Inc.	827,640
9,000	Dolby Laboratories, Inc.[a]	382,140
18,700	eBay, Inc.[a]	603,449
8,700	EMC Corporation[a]	239,685
9,948	Facebook, Inc.[a,c,d]	281,979
3,850	Google, Inc.[a]	1,949,563
18,100	Juniper Networks, Inc.[a]	570,150
6,988	Mail.ru Group, Ltd. GDR[a,d]	216,891
3,850	MasterCard, Inc.	1,160,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.6%)	Value
Information Technology (31.9%) - continued
6,400	NetApp, Inc.[a]	$337,792
8,700	Nuance Communications, Inc.[a]	186,789
7,600	NXP Semiconductors NVa	203,148
29,500	QUALCOMM, Inc.	1,675,305
4,600	Red Hat, Inc.[a]	211,140
6,800	Rovi Corporation[a]	390,048
1,900	Salesforce.com, Inc.[a]	283,062
202	Samsung Electronics Company, Ltd.	157,000
4,700	SanDisk Corporation[a]	195,050
22,000	Tencent Holdings, Ltd.	600,432
5,900	Trimble Navigation, Ltd.[a]	233,876
6,200	VeriFone Systems, Inc.[a]	274,970
7,100	Visa, Inc.	598,246
18,700	Western Union Company	374,561
500	Yandex NVa	17,755

	Total Information Technology	18,995,441

Materials (5.5%)
2,800	Agnico-Eagle Mines, Ltd.	176,764
2,800	Air Products and Chemicals, Inc.	267,624
12,684	BHP Billiton, Ltd.	599,429
6,100	Freeport-McMoRan Copper & Gold, Inc.	322,690
6,200	Potash Corporation of Saskatchewan, Inc.	353,338
13,000	Praxair, Inc.	1,409,070
1,400	Walter Energy, Inc.	162,120

	Total Materials	3,291,035

Telecommunications Services (3.8%)
20,500	American Tower Corporation[a]	1,072,150
28,200	Crown Castle International Corporation[a]	1,150,278

	Total Telecommunications Services	2,222,428

	Total Common Stock (cost $39,028,317)	59,286,490

Shares	Collateral Held for Securities Loaned (1.2%)	Value
727,650	Thrivent Financial Securities Lending Trust	727,650

	Total Collateral Held for Securities Loaned (cost $727,650)	727,650

	Total Investments (cost $39,755,967) 100.8%	$60,014,140

	Other Assets and Liabilities, Net (0.8%)	(501,748)

	Total Net Assets 100.0%	$59,512,392

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is fair valued.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Growth Stock Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Facebook, Inc.	3/31/2011	$248,758
Mail.ru Group, Ltd. GDR	11/5/2010	$238,419

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,700,104
Gross unrealized depreciation	(593,299)

Net unrealized appreciation (depreciation)	$20,106,805

Cost for federal income tax purposes	$39,907,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	10,490,974	9,981,488	509,486	—
Consumer Staples	1,242,104	1,242,104	—	—
Energy	4,840,775	4,840,775	—	—
Financials	3,985,431	3,985,431	—	—
Health Care	4,027,850	4,027,850	—	—
Industrials	10,190,452	10,190,452	—	—
Information Technology	18,995,441	17,956,030	757,432	281,979
Materials	3,291,035	2,691,606	599,429	—
Telecommunications Services	2,222,428	2,222,428	—	—
Collateral Held for Securities Loaned	727,650	727,650	—	—

Total	$60,014,140	$57,865,814	$1,866,347	$281,979

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Growth Stock Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Common Stock Information Technology	14,400	—	8,373	476,097	—	—	(216,891)	281,979

Total	$14,400	$—	$8,373	$476,097	$—	$—	($216,891)	$281,979

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $33,221.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,452
Total Foreign Exchange Contracts		1,452

Total		$1,452

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$2,512	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$669,650	$4,044,700	$3,986,700	727,650	$727,650	$610
Total Value and Income Earned	669,650				727,650	610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.5%)	Value
Consumer Discretionary (8.7%)
107,987	Carnival Corporation	$4,063,551
144,710	CBS Corporation	4,122,788
344,770	Lowe’s Companies, Inc.	8,036,589
366,634	Macy’s, Inc.	10,720,378
95,490	Omnicom Group, Inc.	4,598,798
405,610	Staples, Inc.	6,408,638
201,850	Time Warner Cable, Inc.	15,752,374
178,050	Viacom, Inc.	9,080,550
234,245	Walt Disney Company	9,144,925

	Total Consumer Discretionary	71,928,591

Consumer Staples (9.6%)
326,450	Altria Group, Inc.	8,621,544
107,480	Diageo plc ADR	8,799,388
533,572	Kraft Foods, Inc.	18,797,742
253,729	Philip Morris International, Inc.	16,941,485
113,980	Unilever NV ADR[a]	3,744,243
531,522	Walgreen Company	22,568,424

	Total Consumer Staples	79,472,826

Energy (13.7%)
123,878	Apache Corporation	15,285,306
245,750	Baker Hughes, Inc.	17,831,620
125,980	BP plc ADR	5,579,654
258,095	Chevron Corporation	26,542,490
310,532	ConocoPhillips	23,348,901
228,190	ENSCO International plc ADR	12,162,527
54,070	Exxon Mobil Corporation	4,400,217
78,320	Occidental Petroleum Corporation	8,148,413

	Total Energy	113,299,128

Financials (22.4%)
246,910	ACE, Ltd.	16,251,616
112,142	Allstate Corporation	3,423,695
160,510	Aon Corporation	8,234,163
862,297	Bank of America Corporation	9,450,775
173,880	Capital One Financial Corporation	8,984,380
166,409	Citigroup, Inc.	6,929,271
71,790	Goldman Sachs Group, Inc.	9,554,531
758,316	J.P. Morgan Chase & Company	31,045,457
628,070	KKR & Company, LP	10,250,102
182,350	MetLife, Inc.	7,999,695
399,000	Principal Financial Group, Inc.	12,137,580
222,080	State Street Corporation	10,013,587
110,319	SVB Financial Group[a,b]	6,587,148
108,313	Travelers Companies, Inc.	6,323,313
657,080	Unum Group	16,742,398
97,290	Vanguard REIT ETF[a]	5,847,129
545,950	Wells Fargo & Company	15,319,357

	Total Financials	185,094,197

Health Care (11.6%)
157,980	Baxter International, Inc.	9,429,826
75,400	C.R. Bard, Inc.	8,283,444
272,590	Covidien plc	14,509,966
257,200	HCA Holdings, Inc.[b]	8,487,600
123,845	Johnson & Johnson	8,238,169
1,187,695	Pfizer, Inc.	24,466,517
263,287	UnitedHealth Group, Inc.	13,580,344
142,220	Zimmer Holdings, Inc.[b]	8,988,304

	Total Health Care	95,984,170

Industrials (12.9%)
105,740	Boeing Company	7,817,358
84,420	Caterpillar, Inc.	8,987,353
1,181,040	General Electric Company	22,274,414
216,860	Harsco Corporation	7,069,636
175,510	Honeywell International, Inc.	10,458,641
90,380	Parker Hannifin Corporation	8,110,701
103,590	SPX Corporation	8,562,750
338,210	Textron, Inc.[a]	7,985,138
165,314	United Technologies Corporation	14,631,942
197,910	WESCO International, Inc.[b]	10,704,952

	Total Industrials	106,602,885

Information Technology (7.9%)
150,417	Avnet, Inc.[b]	4,795,294
602,670	Corning, Inc.	10,938,460
106,269	International Business Machines Corporation	18,230,447
433,410	Microsoft Corporation	11,268,660
131,890	Oracle Corporation	4,340,500
159,751	TE Connectivity, Ltd.	5,872,447
273,690	Xilinx, Inc.	9,981,474

	Total Information Technology	65,427,282

Materials (4.8%)
231,670	Dow Chemical Company	8,340,120
437,671	E.I. du Pont de Nemours and Company	23,656,118
103,484	Sigma-Aldrich Corporation	7,593,656

	Total Materials	39,589,894

Telecommunications Services (3.8%)
386,861	AT&T, Inc.	12,151,304
515,434	Verizon Communications, Inc.	19,189,608

	Total Telecommunications Services	31,340,912

Utilities (4.1%)
213,930	American Electric Power Company, Inc.	8,060,883
303,860	Exelon Corporation	13,017,362
614,720	NiSource, Inc.	12,448,080

	Total Utilities	33,526,325

	Total Common Stock (cost $701,849,136)	822,266,210

Shares	Collateral Held for Securities Loaned (1.7%)	Value
13,737,450	Thrivent Financial Securities Lending Trust	13,737,450

	Total Collateral Held for Securities Loaned (cost $13,737,450)	13,737,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (0.6%)[c]	Value
	Thunder Bay Funding, LLC
5,000,000	0.130%, 7/20/2011	$4,999,657

	Total Short-Term Investments (at amortized cost)	4,999,657

	Total Investments (cost $720,586,243) 101.8%	$841,003,317

	Other Assets and Liabilities, Net (1.8%)	(14,741,074)

	Total Net Assets 100.0%	$826,262,243

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$129,874,198
Gross unrealized depreciation	(10,938,496)

Net unrealized appreciation (depreciation)	$118,935,702

Cost for federal income tax purposes	$722,067,615

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	71,928,591	71,928,591	—	—
Consumer Staples	79,472,826	79,472,826	—	—
Energy	113,299,128	113,299,128	—	—
Financials	185,094,197	185,094,197	—	—
Health Care	95,984,170	95,984,170	—	—
Industrials	106,602,885	106,602,885	—	—
Information Technology	65,427,282	65,427,282	—	—
Materials	39,589,894	39,589,894	—	—
Telecommunications Services	31,340,912	31,340,912	—	—
Utilities	33,526,325	33,526,325	—	—
Collateral Held for Securities Loaned	13,737,450	13,737,450	—	—
Short-Term Investments	4,999,657	—	4,999,657	—

Total	$841,003,317	$836,003,660	$4,999,657	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$24,701,033	$131,408,670	$142,372,253	13,737,450	$13,737,450	$12,220
Total Value and Income Earned	24,701,033				13,737,450	12,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.6%)	Value
Consumer Discretionary (10.2%)
36,750	Amazon.com, Inc.[a]	$7,515,007
118,890	Carnival Corporation	4,473,831
50,160	CBS Corporation	1,429,058
106,500	Darden Restaurants, Inc.	5,299,440
123,609	Discovery Communications, Inc.[a]	5,063,025
624,900	Ford Motor Company[a]	8,617,371
119,880	Lowe’s Companies, Inc.	2,794,403
132,390	Macy’s, Inc.	3,871,084
40,000	McDonald’s Corporation	3,372,800
33,450	Omnicom Group, Inc.	1,610,952
99,450	Phillips-Van Heusen Corporation	6,510,991
141,520	Staples, Inc.	2,236,016
69,910	Time Warner Cable, Inc.	5,455,776
61,720	Viacom, Inc.	3,147,720
81,200	Walt Disney Company	3,170,048

	Total Consumer Discretionary	64,567,522

Consumer Staples (8.0%)
647,552	Altria Group, Inc.	17,101,848
127,238	Anheuser-Busch InBev NV ADR	7,381,077
37,190	Diageo plc ADR	3,044,745
182,464	Kraft Foods, Inc.	6,428,207
141,291	Philip Morris International, Inc.	9,434,000
181,813	Walgreen Company	7,719,780

	Total Consumer Staples	51,109,657

Energy (12.0%)
101,875	Apache Corporation	12,570,356
157,586	Baker Hughes, Inc.	11,434,440
44,255	BP plc ADR	1,960,054
99,280	Chevron Corporation	10,209,955
107,860	ConocoPhillips	8,109,994
172,507	ENSCO International plc ADR	9,194,623
27,090	Occidental Petroleum Corporation	2,818,444
133,820	Peabody Energy Corporation	7,883,336
46,650	Schlumberger, Ltd.	4,030,560
413,700	Weatherford International, Ltd.[a]	7,756,875

	Total Energy	75,968,637

Financials (13.7%)
85,230	ACE, Ltd.	5,609,839
252,570	Aon Corporation	12,956,841
298,890	Bank of America Corporation	3,275,834
30,700	BlackRock, Inc.	5,888,567
60,420	Capital One Financial Corporation	3,121,901
56,889	Citigroup, Inc.	2,368,858
25,150	Goldman Sachs Group, Inc.	3,347,214
515,704	J.P. Morgan Chase & Company	21,112,922
217,290	KKR & Company, LP	3,546,173
63,020	MetLife, Inc.	2,764,687
136,594	Principal Financial Group, Inc.	4,155,190
76,220	State Street Corporation	3,436,760
38,240	SVB Financial Group[a]	2,283,310
228,480	Unum Group	5,821,670
33,390	Vanguard REIT ETF	2,006,739
186,930	Wells Fargo & Company	5,245,256

	Total Financials	86,941,761

Health Care (11.5%)
54,160	Baxter International, Inc.	3,232,810
26,070	C.R. Bard, Inc.	2,864,050
28,150	Celgene Corporation[a]	1,698,008
94,220	Covidien plc	5,015,331
87,950	HCA Holdings, Inc.[a]	2,902,350
42,360	Johnson & Johnson	2,817,787
114,250	McKesson Corporation	9,557,012
381,598	Mylan, Inc.[a]	9,414,023
558,985	Pfizer, Inc.	11,515,091
153,900	Thermo Fisher Scientific, Inc.[a]	9,909,621
210,270	UnitedHealth Group, Inc.	10,845,727
49,160	Zimmer Holdings, Inc.[a]	3,106,912

	Total Health Care	72,878,722

Industrials (10.2%)
127,820	Boeing Company	9,449,733
79,650	Caterpillar, Inc.	8,479,539
154,800	Emerson Electric Company	8,707,500
90,000	General Dynamics Corporation	6,706,800
409,640	General Electric Company	7,725,810
75,210	Harsco Corporation	2,451,846
61,080	Honeywell International, Inc.	3,639,757
30,920	Parker Hannifin Corporation	2,774,761
35,910	SPX Corporation	2,968,321
116,140	Textron, Inc.	2,742,065
57,200	United Technologies Corporation	5,062,772
70,950	WESCO International, Inc.[a]	3,837,685

	Total Industrials	64,546,589

Information Technology (21.7%)
95,881	Akamai Technologies, Inc.[a,b]	3,017,375
71,224	Apple, Inc.[a]	23,907,760
150,450	Broadcom Corporation[a]	5,061,138
55,332	Cognizant Technology Solutions Corporation[a]	4,058,049
206,060	Corning, Inc.	3,739,989
283,100	EMC Corporation[a]	7,799,405
55,234	F5 Networks, Inc.[a]	6,089,548
27,121	Google, Inc.[a]	13,733,532
175,000	Hewlett-Packard Company	6,370,000
37,078	International Business Machines Corporation	6,360,731
148,960	Microsoft Corporation	3,872,960
176,585	NXP Semiconductors NVa	4,720,117
590,600	Oracle Corporation	19,436,646
162,650	QUALCOMM, Inc.	9,236,893
28,865	Salesforce.com, Inc.[a]	4,300,308
119,110	TE Connectivity, Ltd.	4,378,484
80,350	VMware, Inc.[a]	8,053,481
94,820	Xilinx, Inc.	3,458,085

	Total Information Technology	137,594,501

Materials (4.3%)
37,729	CF Industries Holdings, Inc.	5,345,068
80,430	Dow Chemical Company	2,895,480
151,927	E.I. du Pont de Nemours and Company	8,211,654
160,150	Freeport-McMoRan Copper & Gold, Inc.	8,471,935
35,376	Sigma-Aldrich Corporation	2,595,891

	Total Materials	27,520,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (96.6%)	Value
Telecommunications Services (3.2%)
134,020	AT&T, Inc.	$4,209,568
234,350	NII Holdings, Inc.[a]	9,931,753
176,254	Verizon Communications, Inc.	6,561,937

	Total Telecommunications Services	20,703,258

Utilities (1.8%)
74,160	American Electric Power Company, Inc.[b]	2,794,349
105,330	Exelon Corporation	4,512,337
213,090	NiSource, Inc.	4,315,072

	Total Utilities	11,621,758

	Total Common Stock (cost $552,647,782)	613,452,433

Principal Amount	Short-Term Investments (2.7%)[c]
	Alliancebernstein LP	5,950,000
5,950,000	0.100%, 7/1/2011
	BNP Paribas Canada	2,999,967
3,000,000	0.100%, 7/5/2011
	Federal Home Loan Bank Discount Notes	3,999,981
4,000,000	0.033%, 7/6/2011

1,000,000	0.050%, 7/15/2011	999,981
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.050%, 7/15/2011	999,981
2,500,000	0.160%, 8/29/2011[d]	2,499,356

	Total Short-Term Investments (at amortized cost)	17,449,266

	Total Investments (cost $570,097,048) 99.3%	$630,901,699

	Other Assets and Liabilities, Net 0.7%	4,144,758

	Total Net Assets 100.0%	$635,046,457

a	Non-income producing security.
b	All or a portion of the security was earmarked to cover written options.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At June 30, 2011, $2,499,356 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$66,959,468
Gross unrealized depreciation	(10,152,835)

Net unrealized appreciation (depreciation)	$56,806,633

Cost for federal income tax purposes	$574,095,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	64,567,522	64,567,522	—	—
Consumer Staples	51,109,657	51,109,657	—	—
Energy	75,968,637	75,968,637	—	—
Financials	86,941,761	86,941,761	—	—
Health Care	72,878,722	72,878,722	—	—
Industrials	64,546,589	64,546,589	—	—
Information Technology	137,594,501	137,594,501	—	—
Materials	27,520,028	27,520,028	—	—
Telecommunications Services	20,703,258	20,703,258	—	—
Utilities	11,621,758	11,621,758	—	—
Short-Term Investments	17,449,266	—	17,449,266	—

Total	$630,901,699	$613,452,433	$17,449,266	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	137,110	137,110	—	—
Call Options Written	300	300	—	—

Total Asset Derivatives	$137,410	$137,410	$—	$—

Liability Derivatives
Call Options Written	5,325	5,325	—	—

Total Liability Derivatives	$5,325	$5,325	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	16	September 2011	$5,124,890	$5,262,000	$137,110
Total Futures Contracts					$137,110

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	30	$1,345.00	August 2011	($20,250)	$300
S&P 500 Mini-Futures Call Option	30	1,325.00	July 2011	(13,500)	(5,325)
Total Call Options Written				($33,750)	($5,025)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$137,110
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	300
Total Equity Contracts		137,410

Total Asset Derivatives		$137,410

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	5,325
Total Equity Contracts		5,325

Total Liability Derivatives		$5,325

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	36,979
Futures	Net realized gains/(losses) on Futures contracts	1,622,922
Total Equity Contracts		1,659,901

Total		$1,659,901

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(13,650)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(558,965)
Total Equity Contracts		(572,615)

Total		($572,615)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$26,506,894	4.1%	65

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011- June 30, 2011
Thrivent Financial Securities Lending Trust	$18,613,928	$54,597,788	$73,211,716	—	$—	$28,265
Total Value and Income Earned	18,613,928				—	28,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (10.5%)
2,300	Abercrombie & Fitch Company	$153,916
9,400	Amazon.com, Inc.[a]	1,922,206
3,200	Apollo Group, Inc.[a]	139,776
1,700	AutoNation, Inc.[a,b]	62,237
700	AutoZone, Inc.[a]	206,395
6,600	Bed Bath & Beyond, Inc.[a]	385,242
8,525	Best Buy Company, Inc.[b]	267,770
2,000	Big Lots, Inc.[a]	66,300
6,200	Cablevision Systems Corporation	224,502
6,100	CarMax, Inc.[a]	201,727
11,500	Carnival Corporation	432,745
17,672	CBS Corporation	503,475
800	Chipotle Mexican Grill, Inc.[a]	246,552
7,800	Coach, Inc.	498,654
73,615	Comcast Corporation	1,865,404
7,700	D.R. Horton, Inc.	88,704
3,550	Darden Restaurants, Inc.	176,648
1,600	DeVry, Inc.	94,608
20,300	DIRECTV[a]	1,031,646
7,400	Discovery Communications, Inc.[a]	303,104
5,300	Expedia, Inc.	153,647
3,200	Family Dollar Stores, Inc.	168,192
100,911	Ford Motor Company[a]	1,391,563
4,100	Fortune Brands, Inc.	261,457
6,500	Gannett Company, Inc.	93,080
10,562	Gap, Inc.	191,172
4,100	Genuine Parts Company	223,040
6,600	Goodyear Tire & Rubber Company[a]	110,682
8,200	H&R Block, Inc.	131,528
6,200	Harley-Davidson, Inc.	254,014
1,800	Harman International Industries, Inc.	82,026
3,550	Hasbro, Inc.	155,952
42,300	Home Depot, Inc.	1,532,106
8,100	International Game Technology	142,398
13,167	Interpublic Group of Companies, Inc.	164,587
5,600	J.C. Penney Company, Inc.	193,424
18,000	Johnson Controls, Inc.	749,880
7,400	Kohl’s Corporation	370,074
3,900	Leggett & Platt, Inc.	95,082
4,400	Lennar Corporation	79,860
6,804	Limited Brands, Inc.	261,614
34,700	Lowe’s Companies, Inc.	808,857
11,368	Macy’s, Inc.	332,400
7,506	Marriott International, Inc.	266,388
9,350	Mattel, Inc.	257,031
27,500	McDonald’s Corporation	2,318,800
8,000	McGraw-Hill Companies, Inc.	335,280
1,100	Netflix, Inc.[a]	288,959
7,973	Newell Rubbermaid, Inc.	125,814
61,000	News Corporation	1,079,700
10,000	NIKE, Inc.	899,800
4,500	Nordstrom, Inc.	211,230
7,400	Omnicom Group, Inc.	356,384
3,600	O’Reilly Automotive, Inc.[a]	235,836
1,700	Polo Ralph Lauren Corporation	225,437
1,300	Priceline.com, Inc.[a]	665,509
9,392	Pulte Group, Inc.[a]	71,943
3,100	Ross Stores, Inc.	248,372
2,400	Scripps Networks Interactive	117,312
1,232	Sears Holdings Corporation[a,b]	88,014
2,300	Sherwin-Williams Company	192,901
1,500	Snap-On, Inc.	93,720
19,075	Staples, Inc.	301,385
19,900	Starbucks Corporation	785,851
5,100	Starwood Hotels & Resorts Worldwide, Inc.	285,804
18,400	Target Corporation	863,144
3,400	Tiffany & Company	266,968
8,958	Time Warner Cable, Inc.	699,082
28,350	Time Warner, Inc.	1,031,090
10,200	TJX Companies, Inc.	535,806
3,300	Urban Outfitters, Inc.[a]	92,895
2,300	VF Corporation	249,688
15,472	Viacom, Inc.	789,072
50,247	Walt Disney Company	1,961,643
70	Washington Post Company	29,327
1,957	Whirlpool Corporation	159,143
4,572	Wyndham Worldwide Corporation	153,848
2,000	Wynn Resorts, Ltd.	287,080
12,280	Yum! Brands, Inc.	678,347

	Total Consumer Discretionary	34,066,849

Consumer Staples (10.5%)
55,600	Altria Group, Inc.	1,468,396
18,068	Archer-Daniels-Midland Company	544,750
11,500	Avon Products, Inc.	322,000
2,725	Brown-Forman Corporation	203,530
4,900	Campbell Soup Company[b]	169,295
3,500	Clorox Company	236,040
60,700	Coca-Cola Company	4,084,503
8,700	Coca-Cola Enterprises, Inc.	253,866
12,900	Colgate-Palmolive Company	1,127,589
11,000	ConAgra Foods, Inc.	283,910
4,800	Constellation Brands, Inc.[a]	99,936
11,600	Costco Wholesale Corporation	942,384
36,044	CVS Caremark Corporation	1,354,534
4,900	Dean Foods Company[a]	60,123
5,800	Dr. Pepper Snapple Group, Inc.	243,194
3,000	Estee Lauder Companies, Inc.	315,570
17,000	General Mills, Inc.	632,740
8,600	H.J. Heinz Company	458,208
4,000	Hershey Company	227,400
3,700	Hormel Foods Corporation	110,297
3,051	J.M. Smucker Company	233,218
6,700	Kellogg Company	370,644
10,392	Kimberly-Clark Corporation	691,692
46,752	Kraft Foods, Inc.	1,647,073
16,200	Kroger Company	401,760
3,900	Lorillard, Inc.	424,593
3,500	McCormick & Company, Inc.	173,495
5,528	Mead Johnson Nutrition Company	373,416
4,200	Molson Coors Brewing Company	187,908
41,930	PepsiCo, Inc.	2,953,130
47,300	Philip Morris International, Inc.	3,158,221
74,038	Procter & Gamble Company	4,706,596
8,900	Reynolds American, Inc.	329,745
9,500	Safeway, Inc.	222,015
15,800	Sara Lee Corporation	300,042
5,881	SUPERVALU, Inc.[b]	55,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Consumer Staples (10.5%) - continued
15,600	Sysco Corporation	$486,408
8,200	Tyson Foods, Inc.	159,244
24,300	Walgreen Company	1,031,778
50,700	Wal-Mart Stores, Inc.	2,694,198
3,900	Whole Foods Market, Inc.	247,455

	Total Consumer Staples	33,986,236

Energy (12.4%)
5,969	Alpha Natural Resources, Inc.[a]	271,231
13,172	Anadarko Petroleum Corporation	1,011,083
10,120	Apache Corporation	1,248,707
11,483	Baker Hughes, Inc.	833,206
2,700	Cabot Oil & Gas Corporation	179,037
6,500	Cameron International Corporation[a]	326,885
17,500	Chesapeake Energy Corporation	519,575
53,396	Chevron Corporation	5,491,245
37,449	ConocoPhillips	2,815,790
6,000	CONSOL Energy, Inc.	290,880
10,700	Denbury Resources, Inc.[a]	214,000
11,200	Devon Energy Corporation	882,672
1,800	Diamond Offshore Drilling, Inc.[b]	126,738
20,518	El Paso Corporation	414,464
7,100	EOG Resources, Inc.	742,305
3,900	EQT Corporation	204,828
130,690	Exxon Mobil Corporation	10,635,552
6,300	FMC Technologies, Inc.[a]	282,177
24,300	Halliburton Company	1,239,300
2,800	Helmerich & Payne, Inc.	185,136
8,000	Hess Corporation	598,080
18,968	Marathon Oil Corporation	999,234
5,100	Murphy Oil Corporation	334,866
7,700	Nabors Industries, Ltd.[a]	189,728
11,200	National Oilwell Varco, Inc.	875,952
3,500	Newfield Exploration Company[a]	238,070
6,700	Noble Corporation	264,047
4,600	Noble Energy, Inc.	412,298
21,500	Occidental Petroleum Corporation	2,236,860
7,100	Peabody Energy Corporation	418,261
3,100	Pioneer Natural Resources Company	277,667
4,700	QEP Resources, Inc.	196,601
4,200	Range Resources Corporation	233,100
3,300	Rowan Companies, Inc.[a]	128,073
35,994	Schlumberger, Ltd.	3,109,882
9,200	Southwestern Energy Company[a]	394,496
17,404	Spectra Energy Corporation	477,044
3,200	Sunoco, Inc.	133,472
3,900	Tesoro Corporation[a]	89,349
15,200	Valero Energy Corporation	388,664
15,700	Williams Companies, Inc.	474,925

	Total Energy	40,385,480

Financials (14.8%)
8,900	ACE, Ltd.	585,798
12,400	Aflac, Inc.	578,832
13,982	Allstate Corporation	426,870
27,800	American Express Company	1,437,260
11,667	American International Group, Inc.[a]	342,076
2,384	American International Group, Inc. Warrants, $45.00, expires 1/20/2021[a,b]	24,317
6,400	Ameriprise Financial, Inc.	369,152
8,725	Aon Corporation	447,593
3,236	Apartment Investment & Management Company	82,615
2,500	Assurant, Inc.	90,675
2,301	AvalonBay Communities, Inc.	295,448
269,710	Bank of America Corporation	2,956,022
33,152	Bank of New York Mellon
	Corporation	849,354
18,600	BB&T Corporation	499,224
45,969	Berkshire Hathaway, Inc.[a]	3,557,541
2,500	BlackRock, Inc.	479,525
3,900	Boston Properties, Inc.	414,024
12,273	Capital One Financial Corporation	634,146
7,800	CB Richard Ellis Group, Inc.[a]	195,858
27,125	Charles Schwab Corporation[b]	446,206
7,700	Chubb Corporation	482,097
4,238	Cincinnati Financial Corporation	123,665
77,593	Citigroup, Inc.	3,230,973
1,700	CME Group, Inc.	495,703
4,750	Comerica, Inc.	164,208
14,725	Discover Financial Services	393,894
6,810	E*TRADE Financial Corporation[a]	93,978
7,900	Equity Residential	474,000
2,600	Federated Investors, Inc.[b]	61,984
24,794	Fifth Third Bancorp	316,123
7,481	First Horizon National Corporation	71,369
3,800	Franklin Resources, Inc.	498,902
13,300	Genworth Financial, Inc.[a]	136,724
13,800	Goldman Sachs Group, Inc.	1,836,642
11,900	Hartford Financial Services Group, Inc.	313,803
10,700	Health Care Property Investors, Inc.	392,583
4,700	Health Care REIT, Inc.	246,421
18,641	Host Hotels & Resorts, Inc.	315,965
14,900	Hudson City Bancorp, Inc.	122,031
24,071	Huntington Bancshares, Inc.	157,906
1,900	IntercontinentalExchange, Inc.[a]	236,949
12,400	Invesco, Ltd.	290,160
105,548	J.P. Morgan Chase & Company	4,321,135
5,500	Janus Capital Group, Inc.	51,920
26,000	KeyCorp	216,580
11,100	Kimco Realty Corporation	206,904
3,900	Legg Mason, Inc.	127,764
5,300	Leucadia National Corporation	180,730
8,294	Lincoln National Corporation	236,296
8,300	Loews Corporation	349,347
3,300	M&T Bank Corporation	290,235
14,700	Marsh & McLennan Companies, Inc.	458,493
14,600	Marshall & Ilsley Corporation	116,362
28,132	MetLife, Inc.	1,234,151
5,300	Moody’s Corporation	203,255
41,350	Morgan Stanley	951,463
4,100	NASDAQ OMX Group, Inc.[a]	103,730
6,400	Northern Trust Corporation	294,144
6,900	NYSE Euronext	236,463
10,400	People’s United Financial, Inc.	139,776

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Financials (14.8%) - continued
4,300	Plum Creek Timber Company, Inc.[b]	$174,322
13,914	PNC Financial Services Group, Inc.	829,414
8,600	Principal Financial Group, Inc.	261,612
17,700	Progressive Corporation	378,426
12,196	Prologis, Inc.	437,105
12,900	Prudential Financial, Inc.	820,311
3,700	Public Storage, Inc.	421,837
34,277	Regions Financial Corporation	212,517
7,744	Simon Property Group, Inc.	900,085
14,100	SLM Corporation	237,021
13,300	State Street Corporation	599,697
14,300	SunTrust Banks, Inc.	368,940
6,868	T. Rowe Price Group, Inc.	414,415
2,000	Torchmark Corporation	128,280
11,181	Travelers Companies, Inc.	652,747
51,485	U.S. Bancorp	1,313,382
8,424	Unum Group	214,644
4,300	Ventas, Inc.	226,653
4,397	Vornado Realty Trust	409,712
140,540	Wells Fargo & Company	3,943,552
8,400	XL Group plc	184,632
4,900	Zions Bancorporation	117,649

	Total Financials	48,134,317

Health Care (11.3%)
41,200	Abbott Laboratories	2,167,944
9,996	Aetna, Inc.	440,724
8,100	Allergan, Inc.	674,325
7,200	AmerisourceBergen Corporation	298,080
24,740	Amgen, Inc.[a]	1,443,579
15,100	Baxter International, Inc.	901,319
5,800	Becton, Dickinson and Company	499,786
6,500	Biogen Idec, Inc.[a]	694,980
41,250	Boston Scientific Corporation[a]	285,037
45,298	Bristol-Myers Squibb Company	1,311,830
2,200	C.R. Bard, Inc.	241,692
9,275	Cardinal Health, Inc.	421,270
5,987	CareFusion Corporation[a]	162,667
12,200	Celgene Corporation[a]	735,904
2,000	Cephalon, Inc.[a]	159,800
3,800	Cerner Corporation[a]	232,218
7,100	CIGNA Corporation	365,153
3,900	Coventry Health Care, Inc.[a]	142,233
13,100	Covidien plc	697,313
2,600	DaVita, Inc.[a]	225,186
3,700	DENTSPLY International, Inc.	140,896
3,000	Edwards Lifesciences Corporation[a]	261,540
27,100	Eli Lilly and Company	1,017,063
14,000	Express Scripts, Inc.[a]	755,720
7,600	Forest Laboratories, Inc.[a]	298,984
20,900	Gilead Sciences, Inc.[a]	865,469
4,380	Hospira, Inc.[a]	248,171
4,400	Humana, Inc.	354,376
1,000	Intuitive Surgical, Inc.[a]	372,110
72,740	Johnson & Johnson	4,838,665
2,600	Laboratory Corporation of America Holdings[a]	251,654
4,743	Life Technologies Corporation[a]	246,968
6,642	McKesson Corporation	555,603
10,586	Medco Health Solutions, Inc.[a]	598,321
28,400	Medtronic, Inc.	1,094,252
81,983	Merck & Company, Inc.	2,893,180
11,800	Mylan, Inc.[a]	291,106
2,600	Patterson Companies, Inc.	85,514
3,000	PerkinElmer, Inc.	80,730
210,160	Pfizer, Inc.	4,329,296
4,100	Quest Diagnostics, Inc.	242,310
8,684	St. Jude Medical, Inc.	414,053
8,800	Stryker Corporation	516,472
13,400	Tenet Healthcare Corporation[a]	83,616
10,100	Thermo Fisher Scientific, Inc.[a]	650,339
28,700	UnitedHealth Group, Inc.	1,480,346
3,100	Varian Medical Systems, Inc.[a]	217,062
2,400	Waters Corporation[a]	229,776
3,300	Watson Pharmaceuticals, Inc.[a]	226,809
9,700	WellPoint, Inc.	764,069
5,050	Zimmer Holdings, Inc.[a]	319,160

	Total Health Care	36,824,670

Industrials (11.1%)
18,800	3M Company	1,783,180
2,800	Avery Dennison Corporation	108,164
19,660	Boeing Company	1,453,464
4,300	C.H. Robinson Worldwide, Inc.	339,012
17,200	Caterpillar, Inc.	1,831,112
3,500	Cintas Corporation	115,605
29,500	CSX Corporation	773,490
5,200	Cummins, Inc.	538,148
14,400	Danaher Corporation	763,056
11,200	Deere & Company	923,440
4,900	Dover Corporation	332,220
1,300	Dun & Bradstreet Corporation	98,202
9,000	Eaton Corporation	463,050
19,900	Emerson Electric Company	1,119,375
3,300	Equifax, Inc.	114,576
5,600	Expeditors International of Washington, Inc.	286,664
7,800	Fastenal Company[b]	280,722
8,360	FedEx Corporation	792,946
1,400	First Solar, Inc.[a,b]	185,178
1,400	Flowserve Corporation	153,846
4,600	Fluor Corporation	297,436
9,800	General Dynamics Corporation	730,296
281,600	General Electric Company	5,310,976
3,300	Goodrich Corporation	315,150
20,875	Honeywell International, Inc.	1,243,941
13,200	Illinois Tool Works, Inc.	745,668
8,800	Ingersoll-Rand plc	399,608
5,300	Iron Mountain, Inc.	180,677
4,800	ITT Corporation	282,864
3,300	Jacobs Engineering Group, Inc.[a]	142,725
2,700	Joy Global, Inc.	257,148
2,800	L-3 Communications Holdings, Inc.	244,860
7,500	Lockheed Martin Corporation[b]	607,275
9,700	Masco Corporation	116,691
9,300	Norfolk Southern Corporation	696,849
7,698	Northrop Grumman Corporation	533,856
9,637	PACCAR, Inc.	492,354
3,000	Pall Corporation	168,690
4,275	Parker Hannifin Corporation	383,639
5,500	Pitney Bowes, Inc.[b]	126,445
3,800	Precision Castparts Corporation	625,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Industrials (11.1%) - continued
5,800	Quanta Services, Inc.[a]	$117,160
5,100	R.R. Donnelley & Sons Company	100,011
9,400	Raytheon Company	468,590
8,120	Republic Services, Inc.	250,502
4,000	Robert Half International, Inc.	108,120
3,800	Rockwell Automation, Inc.	329,688
4,000	Rockwell Collins, Inc.	246,760
2,500	Roper Industries, Inc.	208,250
1,300	Ryder System, Inc.	73,905
21,500	Southwest Airlines Company	245,530
4,400	Stanley Black & Decker, Inc.	317,020
2,200	Stericycle, Inc.[a]	196,064
7,400	Textron, Inc.	174,714
12,400	Tyco International, Ltd.	612,932
13,000	Union Pacific Corporation	1,357,200
26,100	United Parcel Service, Inc.	1,903,473
24,300	United Technologies Corporation	2,150,793
1,500	W.W. Grainger, Inc.	230,475
12,599	Waste Management, Inc.	469,565

	Total Industrials	35,919,020

Information Technology (17.6%)
13,400	Adobe Systems, Inc.[a]	421,430
15,700	Advanced Micro Devices, Inc.[a]	109,743
9,215	Agilent Technologies, Inc.[a]	470,979
4,900	Akamai Technologies, Inc.[a]	154,203
8,500	Altera Corporation	393,975
4,600	Amphenol Corporation	248,354
8,000	Analog Devices, Inc.	313,120
24,500	Apple, Inc.[a]	8,223,915
35,600	Applied Materials, Inc.	463,156
6,100	Autodesk, Inc.[a]	235,460
13,200	Automatic Data Processing, Inc.	695,376
4,700	BMC Software, Inc.[a]	257,090
12,700	Broadcom Corporation[a]	427,228
10,212	CA, Inc.	233,242
146,200	Cisco Systems, Inc.	2,282,182
5,000	Citrix Systems, Inc.[a]	400,000
8,000	Cognizant Technology Solutions Corporation[a]	586,720
4,200	Computer Sciences Corporation	159,432
6,200	Compuware Corporation[a]	60,512
41,900	Corning, Inc.	760,485
43,800	Dell, Inc.[a]	730,146
30,300	eBay, Inc.[a]	977,781
8,800	Electronic Arts, Inc.[a]	207,680
54,686	EMC Corporation[a]	1,506,599
2,100	F5 Networks, Inc.[a]	231,525
7,200	Fidelity National Information Services, Inc.	221,688
3,900	Fiserv, Inc.[a]	244,257
4,200	FLIR Systems, Inc.	141,582
3,700	GameStop Corporation[a,b]	98,679
6,600	Google, Inc.[a]	3,342,108
3,300	Harris Corporation	148,698
55,086	Hewlett-Packard Company	2,005,130
141,000	Intel Corporation	3,124,560
32,200	International Business Machines Corporation	5,523,910
7,200	Intuit, Inc.[a]	373,392
5,300	Jabil Circuit, Inc.	107,060
6,062	JDS Uniphase Corporation[a]	100,993
14,100	Juniper Networks, Inc.[a]	444,150
4,400	KLA-Tencor Corporation	178,112
2,200	Lexmark International, Inc.[a]	64,372
6,100	Linear Technology Corporation	201,422
16,600	LSI Corporation[a]	118,192
2,500	MasterCard, Inc.	753,350
6,400	MEMC Electronic Materials, Inc.[a]	54,592
5,100	Microchip Technology, Inc.[b]	193,341
23,300	Micron Technology, Inc.[a]	174,284
197,200	Microsoft Corporation	5,127,200
3,800	Molex, Inc.[b]	97,926
3,500	Monster Worldwide, Inc.[a]	51,310
7,861	Motorola Mobility Holdings, Inc.[a]	173,257
9,055	Motorola Solutions, Inc.[a]	416,892
6,500	National Semiconductor Corporation	159,965
9,700	NetApp, Inc.[a]	511,966
2,300	Novellus Systems, Inc.[a]	83,122
15,950	NVIDIA Corporation[a]	254,163
103,537	Oracle Corporation	3,407,403
8,600	Paychex, Inc.	264,192
44,400	QUALCOMM, Inc.	2,521,476
5,100	Red Hat, Inc.[a]	234,090
7,900	SAIC, Inc.[a]	132,878
3,200	Salesforce.com, Inc.[a]	476,736
6,300	SanDisk Corporation[a]	261,450
20,224	Symantec Corporation[a]	398,817
10,300	Tellabs, Inc.	47,483
4,400	Teradata Corporation[a]	264,880
5,100	Teradyne, Inc.[a]	75,480
30,800	Texas Instruments, Inc.	1,011,164
4,500	Total System Services, Inc.	83,610
4,400	VeriSign, Inc.	147,224
12,700	Visa, Inc.	1,070,102
6,200	Western Digital Corporation[a]	225,556
16,880	Western Union Company	338,107
37,785	Xerox Corporation	393,342
7,100	Xilinx, Inc.	258,937
34,800	Yahoo!, Inc.[a]	523,392

	Total Information Technology	57,176,325

Materials (3.6%)
5,600	Air Products and Chemicals, Inc.	535,248
1,800	Airgas, Inc.	126,072
3,000	AK Steel Holding Corporation	47,280
28,564	Alcoa, Inc.	453,025
2,769	Allegheny Technologies, Inc.	175,748
4,500	Ball Corporation	173,070
2,900	Bemis Company, Inc.	97,962
1,900	CF Industries Holdings, Inc.	269,173
3,800	Cliffs Natural Resources, Inc.	351,310
31,293	Dow Chemical Company	1,126,548
24,611	E.I. du Pont de Nemours and Company	1,330,225
1,800	Eastman Chemical Company	183,726
6,100	Ecolab, Inc.	343,918
1,900	FMC Corporation	163,438
25,092	Freeport-McMoRan Copper & Gold, Inc.	1,327,367
2,100	International Flavors & Fragrances, Inc.	134,904
11,671	International Paper Company	348,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (98.2%)	Value
Materials (3.6%) - continued
4,481	MeadWestvaco Corporation	$149,262
14,178	Monsanto Company	1,028,472
13,148	Newmont Mining Corporation	709,598
8,400	Nucor Corporation	346,248
4,400	Owens-Illinois, Inc.[a]	113,564
4,300	PPG Industries, Inc.	390,397
8,000	Praxair, Inc.	867,120
4,352	Sealed Air Corporation	103,534
3,200	Sigma-Aldrich Corporation	234,816
2,500	Titanium Metals Corporation	45,800
3,900	United States Steel Corporation[b]	179,556
3,400	Vulcan Materials Company[b]	131,002
14,482	Weyerhaeuser Company	316,576

	Total Materials	11,802,988

Telecommunications Services (3.0%)
10,500	American Tower Corporation[a]	549,150
157,439	AT&T, Inc.	4,945,159
15,925	CenturyLink, Inc.	643,848
27,778	Frontier Communications Corporation	224,168
7,100	MetroPCS Communications, Inc.[a]	122,191
80,320	Sprint Nextel Corporation[a]	432,925
75,196	Verizon Communications, Inc.	2,799,547
13,607	Windstream Corporation	176,347

	Total Telecommunications Services	9,893,335

Utilities (3.4%)
17,800	AES Corporation[a]	226,772
6,500	Ameren Corporation	187,460
12,860	American Electric Power Company, Inc.	484,565
11,373	CenterPoint Energy, Inc.	220,068
6,800	CMS Energy Corporation	133,892
7,700	Consolidated Edison, Inc.	409,948
5,300	Constellation Energy Group, Inc.	201,188
15,394	Dominion Resources, Inc.	743,068
4,500	DTE Energy Company	225,090
35,908	Duke Energy Corporation	676,148
8,700	Edison International, Inc.	337,125
4,800	Entergy Corporation	327,744
17,624	Exelon Corporation	755,012
11,034	FirstEnergy Corporation	487,151
2,115	Integrys Energy Group, Inc.	109,642
11,300	NextEra Energy, Inc.	649,298
1,200	Nicor, Inc.	65,688
7,709	NiSource, Inc.	156,107
4,700	Northeast Utilities	165,299
6,500	NRG Energy, Inc.[a,b]	159,770
2,800	ONEOK, Inc.	207,228
6,300	Pepco Holdings, Inc.	123,669
10,600	PG&E Corporation	445,518
2,900	Pinnacle West Capital Corporation	129,282
15,400	PPL Corporation	428,582
7,920	Progress Energy, Inc.	380,239
13,500	Public Service Enterprise Group, Inc.	440,640
3,100	SCANA Corporation	122,047
6,375	Sempra Energy	337,110
22,600	Southern Company	912,588
6,100	TECO Energy, Inc.	115,229
6,300	Wisconsin Energy Corporation	197,505
13,205	Xcel Energy, Inc.	320,881

	Total Utilities	10,881,553

	Total Common Stock (cost $264,936,820)	319,070,773

	Collateral Held for Securities Loaned (0.8%)
2,814,305	Thrivent Financial Securities Lending Trust	2,814,305

	Total Collateral Held for Securities Loaned (cost $2,814,305)	2,814,305

Principal Amount	Short-Term Investments (0.3%)[c]
900,000	Federal Home Loan Mortgage Corporation Discount Notes 0.153%, 8/29/2011[d]	899,775

	Total Short-Term Investments (at amortized cost)	899,775

	Total Investments (cost $268,650,900) 99.3%	$322,784,853

	Other Assets and Liabilities, Net 0.7%	2,229,522

	Total Net Assets 100.0%	$325,014,375

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At June 30, 2011, $899,775 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,402,471
Gross unrealized depreciation	(36,935,404)

Net unrealized appreciation (depreciation)	$30,467,067

Cost for federal income tax purposes	$292,317,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	34,066,849	34,066,849	—	—
Consumer Staples	33,986,236	33,986,236	—	—
Energy	40,385,480	40,385,480	—	—
Financials	48,134,317	48,134,317	—	—
Health Care	36,824,670	36,824,670	—	—
Industrials	35,919,020	35,919,020	—	—
Information Technology	57,176,325	57,176,325	—	—
Materials	11,802,988	11,802,988	—	—
Telecommunications Services	9,893,335	9,893,335	—	—
Utilities	10,881,553	10,881,553	—	—
Collateral Held for Securities Loaned	2,814,305	2,814,305	—	—
Short-Term Investments	899,775	—	899,775	—

Total	$322,784,853	$321,885,078	$899,775	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	150,677	150,677	—	—

Total Asset Derivatives	$150,677	$150,677	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	18	September 2011	$5,769,073	$5,919,750	$150,677
Total Futures Contracts					$150,677

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	150,677
Total Equity Contracts		150,677

Total Asset Derivatives		$150,677

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	287,446
Total Equity Contracts		287,446

Total		$287,446

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	64,528
Total Equity Contracts		64,528

Total		$64,528

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$6,043,385	1.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$1,725,760	$8,205,995	$7,117,450	2,814,305	$2,814,305	$14,992
Total Value and Income Earned	1,725,760				2,814,305	14,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.9%)	Value
Consumer Discretionary (6.0%)
21,200	American Eagle Outfitters, Inc.	$270,300
3,700	Carnival plc ADR	143,708
5,000	Coach, Inc.	319,650
5,400	Darden Restaurants, Inc.	268,704
41,700	Gap, Inc.	754,770
7,200	Guess ?, Inc.	302,832
8,000	Limited Brands, Inc.	307,600
6,800	McGraw-Hill Companies, Inc.	284,988
6,300	PetSmart, Inc.	285,831
3,200	Polaris Industries, Inc.	355,744
5,400	Ross Stores, Inc.	432,648
3,200	Sherwin-Williams Company	268,384
600	Starwood Hotels & Resorts Worldwide, Inc.	33,624
5,600	Target Corporation	262,696
4,800	Tim Hortons, Inc.	234,288
7,500	TJX Companies, Inc.	393,975
3,000	Toyota Motor Corporation ADR	247,260
5,100	Yum! Brands, Inc.	281,724

	Total Consumer Discretionary	5,448,726

Consumer Staples (9.6%)
4,000	Anheuser-Busch InBev NV ADR	232,040
18,500	Campbell Soup Company	639,175
8,400	Clorox Company	566,496
10,300	Coca-Cola Company[a]	693,087
4,600	Colgate-Palmolive Company	402,086
8,000	Companhia de Bebidas das Americas ADR	269,840
9,500	Herbalife, Ltd.	547,580
5,300	Mead Johnson Nutrition Company	358,015
4,100	PepsiCo, Inc.	288,763
23,400	Philip Morris International, Inc.	1,562,418
11,700	Procter & Gamble Company	743,769
8,100	Unilever plc ADR	262,359
18,600	Vector Group, Ltd.	330,894
6,700	Walgreen Company	284,482
28,600	Wal-Mart Stores, Inc.	1,519,804

	Total Consumer Staples	8,700,808

Energy (12.3%)
3,700	Baker Hughes, Inc.	268,472
4,800	BP plc ADR	212,592
5,300	Cenovus Energy, Inc.	199,598
15,400	Chevron Corporation[a]	1,583,736
700	CNOOC, Ltd. ADR	165,151
22,100	ConocoPhillips	1,661,699
3,800	Core Laboratories NV	423,852
7,200	Enbridge, Inc.	233,712
19,900	Exxon Mobil Corporation	1,619,462
5,100	Holly Corporation	353,940
5,100	Marathon Oil Corporation	268,668
4,400	Murphy Oil Corporation	288,904
4,900	National Oilwell Varco, Inc.	383,229
3,900	Occidental Petroleum Corporation	405,756
5,900	Penn West Petroleum, Ltd.	136,172
3,200	PetroChina Company, Ltd. ADR	467,296
10,600	Petroleo Brasileiro SA PREF ADR	325,208
8,300	Royal Dutch Shell plc ADR	595,525
4,700	Suncor Energy, Inc.	183,770
4,100	Total SA ADR	237,144
14,200	Valero Energy Corporation	363,094
28,900	W&T Offshore, Inc.	754,868

	Total Energy	11,131,848

Financials (19.7%)
29,300	Aflac, Inc.[a]	1,367,724
700	Agree Realty Corporation	15,631
400	Alexandria Real Estate Equities, Inc.	30,968
1,400	American Campus Communities, Inc.	49,728
22,500	Artio Global Investors, Inc.	254,250
1,000	Ashford Hospitality Trust	12,450
1,600	AvalonBay Communities, Inc.	205,440
10,400	Aviva plc ADR	147,992
18,500	Banco Santander SA ADR	212,935
32,800	Bank of America Corporation	359,488
6,300	Barclays plc ADR	103,509
1,900	BioMed Realty Trust, Inc.	36,556
2,000	Boston Properties, Inc.	212,320
1,300	Brandywine Realty Trust	15,067
800	BRE Properties, Inc.	39,904
1,500	Brookfield Office Properties, Inc.	28,920
1,000	Camden Property Trust	63,620
84,900	Capitol Federal Financial, Inc.[a]	998,424
1,000	CBL & Associates Properties, Inc.	18,130
19,400	Charles Schwab Corporation	319,130
300	Corporate Office Properties Trust	9,333
4,100	Credit Suisse Group ADR	159,982
2,200	DCT Industrial Trust, Inc.	11,506
2,700	Deutsche Bank AG ADR	159,948
800	Developers Diversified Realty Corporation	11,280
2,000	DiamondRock Hospitality Company	21,460
1,200	Digital Realty Trust, Inc.	74,136
700	Duke Realty Corporation	9,807
700	DuPont Fabros Technology, Inc.	17,640
100	EastGroup Properties, Inc.	4,251
1,400	Education Realty Trust, Inc.	11,998
200	Entertainment Properties Trust	9,340
1,500	Equity One, Inc.	27,960
3,200	Equity Residential	192,000
600	Essex Property Trust, Inc.	81,174
1,500	Federal Realty Investment Trust	127,770
700	First Industrial Realty Trust, Inc.[b]	8,015
700	Forest City Enterprises, Inc.[b]	13,069
2,900	Franklin Resources, Inc.	380,741
2,700	Franklin Street Properties Corporation	34,857
1,000	Getty Realty Corporation	25,230
1,000	Glimcher Realty Trust	9,500
2,300	Goldman Sachs Group, Inc.	306,107
1,500	Government Properties Income Trust	40,530
2,900	Health Care Property Investors, Inc.	106,401
400	Health Care REIT, Inc.	20,972
1,100	Highwoods Properties, Inc.	36,443
400	Hospitality Properties Trust	9,700
7,800	Host Hotels & Resorts, Inc.	132,210
5,600	HSBC Holdings plc ADR	277,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.9%)	Value
Financials (19.7%) - continued
500	iShares Dow Jones Select Dividend Index Fund ETF	$26,460
17,150	iShares Dow Jones U.S. Real Estate Index Fund ETF	1,034,145
8,300	iShares MSCI EAFE Index Fund	499,162
9,500	Itau Unibanco Holding SA ADR	223,725
600	Kilroy Realty Corporation	23,694
4,400	Kimco Realty Corporation	82,016
1,700	Kite Realty Group Trust	8,466
1,200	LaSalle Hotel Properties	31,608
800	Lexington Realty Trust	7,304
1,800	Liberty Property Trust	58,644
32,500	Lloyds Banking Group plc ADR[b]	101,400
500	LTC Properties, Inc.	13,910
1,100	Macerich Company	58,850
1,000	Mack-Cali Realty Corporation	32,940
8,800	Manulife Financial Corporation	155,408
700	Medical Properties Trust, Inc.	8,050
33,000	Mitsubishi UFJ Financial Group, Inc. ADR	159,390
7,600	Moody’s Corporation	291,460
11,800	Morgan Stanley	271,518
1,100	National Health Investors, Inc.	48,873
1,700	National Retail Properties, Inc.	41,667
1,300	Nationwide Health Properties, Inc.	53,833
13,200	Northern Trust Corporation	606,672
700	Omega Healthcare Investors, Inc.	14,707
900	Post Properties, Inc.	36,684
400	Potlatch Corporation	14,108
9,800	Principal Financial Group, Inc.	298,116
4,278	Prologis, Inc.	153,324
400	PS Business Parks, Inc.	22,040
1,900	Public Storage, Inc.	216,619
500	Ramco-Gershenson Properties Trust	6,190
600	Rayonier, Inc. REIT	39,210
700	Realty Income Corporation	23,443
1,500	Regency Centers Corporation	65,955
8,600	Royal Bank of Scotland Group plc ADR[b]	107,070
2,300	Senior Housing Property Trust	53,843
3,100	Simon Property Group, Inc.	360,313
1,100	SL Green Realty Corporation	91,157
100	Sovran Self Storage, Inc.	4,100
41,300	SPDR Dow Jones Wilshire International Real Estate ETF	1,667,694
9,100	Torchmark Corporation	583,674
3,300	Toronto-Dominion Bank	280,170
700	UDR, Inc.	17,185
400	Universal Health Realty Income Trust	15,992
300	Urstadt Biddle Properties, Inc.	5,433
400	U-Store-It Trust	4,208
15,500	Vanguard FTSE All-World Ex-US Index Fund ETF	772,055
7,100	Vanguard MSCI Emerging Markets ETF	345,202
1,900	Ventas, Inc.	100,149
1,800	Vornado Realty Trust	167,724
7,200	Waddell & Reed Financial, Inc.	261,720
200	Washington Real Estate Investment Trust	6,504
41,600	Wells Fargo & Company	1,167,296
1,800	Westpac Banking Corporation ADR	216,288

	Total Financials	17,780,786

Health Care (7.7%)
6,700	Abbott Laboratories	352,554
9,500	AmerisourceBergen Corporation	393,300
4,500	Amgen, Inc.[b]	262,575
8,600	Cardinal Health, Inc.	390,612
4,900	Covidien plc	260,827
8,700	Johnson & Johnson	578,724
4,700	McKesson Corporation	393,155
37,700	Medtronic, Inc.	1,452,581
8,800	Merck & Company, Inc.	310,552
5,050	Novartis AG ADR	308,605
1,700	Novo Nordisk A/S ADR	212,976
64,600	Pfizer, Inc.	1,330,760
7,150	Sanofi ADR	287,216
8,700	UnitedHealth Group, Inc.	448,746

	Total Health Care	6,983,183

Industrials (7.8%)
2,900	3M Company	275,065
8,050	ABB, Ltd. ADR[b]	208,897
2,700	Caterpillar, Inc.	287,442
19,400	Cintas Corporation	640,782
18,000	Joy Global, Inc.	1,714,320
7,000	Lockheed Martin Corporation	566,790
7,100	Nordson Corporation	389,435
6,500	Pall Corporation	365,495
12,300	Raytheon Company	613,155
8,300	Rockwell Collins, Inc.	512,027
2,000	Siemens AG ADR	275,060
8,100	Toro Company	490,050
5,800	United Parcel Service, Inc.	422,994
3,200	United Technologies Corporation	283,232

	Total Industrials	7,044,744

Information Technology (8.4%)
7,100	Accenture plc	428,982
6,300	Advantest Corporation ADR	116,172
8,900	Altera Corporation	412,515
8,700	Analog Devices, Inc.	340,518
17,000	Cisco Systems, Inc.	265,370
15,700	Comtech Telecommunications Corporation	440,228
3,700	FactSet Research Systems, Inc.	378,584
8,600	Hewlett-Packard Company	313,040
72,400	Intel Corporation	1,604,384
2,200	International Business Machines Corporation	377,410
67,500	Microsoft Corporation	1,755,000
11,900	Oracle Corporation	391,629
3,700	SAP AG ADR	224,405
19,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	239,590
9,400	Virnetx Holding Corporation[b]	272,036

	Total Information Technology	7,559,863

Materials (4.3%)
3,600	Barrick Gold Corporation	163,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.9%)	Value
Materials (4.3%) - continued
5,000	BHP Billiton plc ADR	$392,150
4,300	BHP Billiton, Ltd. ADR	406,909
5,500	Freeport-McMoRan Copper & Gold, Inc.	290,950
8,600	Mesabi Trust	287,928
18,700	Mosaic Company	1,266,551
1,400	POSCO ADR	152,068
2,400	Potash Corporation of Saskatchewan, Inc.	136,776
3,700	Rio Tinto plc ADR	267,584
9,300	Vale SA SP PREF ADR	269,328
2,300	Walter Energy, Inc.	266,340

	Total Materials	3,899,628

Telecommunications Services (2.6%)
4,300	America Movil SAB de CV ADR	231,684
22,400	AT&T, Inc.[a]	703,584
6,200	China Mobile, Ltd. ADR	290,036
9,500	IDT Corporation	256,690
9,000	Nippon Telegraph & Telephone Corporation ADR	217,620
12,000	NTT DOCOMO, INC. ADR	214,920
6,300	Telefonica SA ADR	154,287
7,600	Verizon Communications, Inc.	282,948

	Total Telecommunications Services	2,351,769

Utilities (3.5%)
21,900	Ameren Corporation[a]	631,596
10,900	DTE Energy Company	545,218
6,600	Entergy Corporation	450,648
7,600	Exelon Corporation	325,584
4,100	National Grid plc ADR	202,663
16,400	Northeast Utilities	576,788
23,200	Questar Corporation	410,872

	Total Utilities	3,143,369

	Total Common Stock (cost $70,590,229)	74,044,724

Principal Amount	Long-Term Fixed Income (6.3%)
Consumer Cyclical (0.4%)
	CVS Caremark Corporation
400,000	6.302%, 6/1/2037	389,500

	Total Consumer Cyclical	389,500

Energy (0.9%)
	Enbridge Energy Partners, LP
350,000	8.050%, 10/1/2037	379,731
	Enterprise Products Operating, LLC
425,000	7.034%, 1/15/2068	446,781

	Total Energy	826,512

Financials (4.6%)
	Aegon NV
500,000	3.698%, 7/29/2049[c,d]	349,225
	American International Group, Inc.
150,000	8.175%, 5/15/2058	163,890
	BAC Capital Trust VI
350,000	5.625%, 3/8/2035	301,536
	BBVA International Preferred SA Unipersonal
175,000	5.919%, 12/29/2049[d]	144,880
	ING Capital Funding Trust III
350,000	3.846%, 12/31/2049[c,d]	330,532
	J.P. Morgan Chase & Company
175,000	7.900%, 4/29/2049[d]	187,966
	Liberty Mutual Group, Inc.
350,000	10.750%, 6/15/2058[e]	464,625
	MetLife, Inc.
400,000	7.875%, 12/15/2037[e]	417,883
	Reinsurance Group of America, Inc.
425,000	6.750%, 12/15/2065	406,023
	Wachovia Capital Trust III
250,000	5.570%, 3/15/2042[c,d]	228,750
	Wells Fargo Capital XIII
275,000	7.700%, 12/29/2049[d]	280,500
	XL Capital, Ltd.
475,000	6.500%, 12/31/2049[d]	435,812
	ZFS Finance USA Trust II
400,000	6.450%, 12/15/2065[e]	406,000

	Total Financials	4,117,622

Utilities (0.4%)
	Dominion Resources, Inc.
375,000	6.300%, 9/30/2066	366,094

	Total Utilities	366,094

	Total Long-Term Fixed Income (cost $5,396,217)	5,699,728

Shares	Preferred Stock (1.0%)
Financials (0.9%)
5,000	Bank of America Corporation[d]	131,750
9,500	Citigroup Capital XII, 8.500%	245,290
2,500	JPMorgan Chase Capital XXIX	63,550
300	SG Preferred Capital II, LLC, 6.302%[d,e]	291,844
3,000	U.S. Bancorp[d]	82,920

	Total Financials	815,354

Utilities (0.1%)
2,870	Xcel Energy, Inc.	78,925

	Total Utilities	78,925

	Total Preferred Stock (cost $883,882)	894,279

Principal Amount	Short-Term Investments (7.4%)[f]
	Federal Home Loan Bank Discount Notes
6,000,000	0.050%, 7/15/2011	5,999,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (7.4%)[f]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.160%, 8/29/2011[g]	$699,820

	Total Short-Term Investments (at amortized cost)	6,699,703

	Total Investments (cost $83,570,031) 96.6%	$87,338,434

	Other Assets and Liabilities, Net 3.4%	3,083,776

	Total Net Assets 100.0%	$90,422,210

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $1,580,352 or 1.7% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	At June 30, 2011, $699,820 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,182,283
Gross unrealized depreciation	(2,464,120)

Net unrealized appreciation (depreciation)	$3,718,163

Cost for federal income tax purposes	$83,620,271

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Equity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,448,726	5,448,726	—	—
Consumer Staples	8,700,808	8,700,808	—	—
Energy	11,131,848	11,131,848	—	—
Financials	17,780,786	17,780,786	—	—
Health Care	6,983,183	6,983,183	—	—
Industrials	7,044,744	7,044,744	—	—
Information Technology	7,559,863	7,559,863	—	—
Materials	3,899,628	3,899,628	—	—
Telecommunications Services	2,351,769	2,351,769	—	—
Utilities	3,143,369	3,143,369	—	—
Long-Term Fixed Income
Consumer Cyclical	389,500	—	389,500	—
Energy	826,512	—	826,512	—
Financials	4,117,622	—	4,117,622	—
Utilities	366,094	—	366,094	—
Preferred Stock
Financials	815,354	523,510	291,844	—
Utilities	78,925	78,925	—	—
Short-Term Investments	6,699,703	—	6,699,703	—

Total	$87,338,434	$74,647,159	$12,691,275	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	242,187	242,187	—	—
Call Options Written	400	400	—	—

Total Asset Derivatives	$242,587	$242,587	$—	$—

Liability Derivatives
Call Options Written	7,100	7,100	—	—

Total Liability Derivatives	$7,100	$7,100	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	144	September 2011	$9,229,413	$9,471,600	$242,187
Total Futures Contracts					$242,187

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	40	$1,345.00	August 2011	($27,000)	$400
S&P 500 Mini-Futures Call Option	40	1,325.00	July 2011	(18,000)	(7,100)
Total Call Options Written				($45,000)	($6,700)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$242,187
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	400
Total Equity Contracts		242,587

Total Asset Derivatives		$242,587

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	7,100
Total Equity Contracts		7,100

Total Liability Derivatives		$7,100

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(6,291)
Futures	Net realized gains/(losses) on Futures contracts	293,688
Total Equity Contracts		287,397

Total		$287,397

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(8,138)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	96,116
Total Equity Contracts		87,978

Total		$87,978

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$8,550,192	10.0%	21

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (63.0%)	Value
Consumer Discretionary (6.7%)
1,200	Abercrombie & Fitch Company	$80,304
4,900	Amazon.com, Inc.[a]	1,002,001
1,600	Apollo Group, Inc.[a]	69,888
800	AutoNation, Inc.[a,b]	29,288
400	AutoZone, Inc.[a]	117,940
3,400	Bed Bath & Beyond, Inc.[a]	198,458
4,375	Best Buy Company, Inc.	137,419
1,000	Big Lots, Inc.[a]	33,150
3,100	Cablevision Systems Corporation	112,251
3,200	CarMax, Inc.[a]	105,824
5,900	Carnival Corporation	222,017
9,162	CBS Corporation	261,025
400	Chipotle Mexican Grill, Inc.[a]	123,276
4,000	Coach, Inc.	255,720
38,265	Comcast Corporation	969,635
4,100	D.R. Horton, Inc.	47,232
1,800	Darden Restaurants, Inc.	89,568
800	DeVry, Inc.	47,304
10,500	DIRECTV[a]	533,610
3,800	Discovery Communications, Inc.[a]	155,648
2,700	Expedia, Inc.	78,273
1,600	Family Dollar Stores, Inc.	84,096
52,488	Ford Motor Company[a]	723,810
2,100	Fortune Brands, Inc.	133,917
3,400	Gannett Company, Inc.	48,688
5,500	Gap, Inc.	99,550
2,100	Genuine Parts Company	114,240
3,400	Goodyear Tire & Rubber Company[a]	57,018
4,300	H&R Block, Inc.	68,972
3,300	Harley-Davidson, Inc.	135,201
900	Harman International Industries, Inc.	41,013
1,800	Hasbro, Inc.	79,074
22,000	Home Depot, Inc.	796,840
4,300	International Game Technology	75,594
6,989	Interpublic Group of Companies, Inc.	87,363
2,900	J.C. Penney Company, Inc.	100,166
9,300	Johnson Controls, Inc.	387,438
3,800	Kohl’s Corporation	190,038
2,000	Leggett & Platt, Inc.	48,760
2,300	Lennar Corporation	41,745
3,562	Limited Brands, Inc.	136,959
18,000	Lowe’s Companies, Inc.	419,580
5,900	Macy’s, Inc.	172,516
3,863	Marriott International, Inc.	137,098
4,925	Mattel, Inc.	135,388
14,200	McDonald’s Corporation	1,197,344
4,200	McGraw-Hill Companies, Inc.	176,022
600	Netflix, Inc.[a]	157,614
4,226	Newell Rubbermaid, Inc.	66,686
31,800	News Corporation	562,860
5,200	NIKE, Inc.	467,896
2,400	Nordstrom, Inc.	112,656
3,800	Omnicom Group, Inc.	183,008
1,900	O’Reilly Automotive, Inc.[a]	124,469
800	Polo Ralph Lauren Corporation	106,088
600	Priceline.com, Inc.[a]	307,158
5,137	Pulte Group, Inc.[a]	39,349
1,600	Ross Stores, Inc.	128,192
1,200	Scripps Networks Interactive	58,656
680	Sears Holdings Corporation[a,b]	48,579
1,200	Sherwin-Williams Company	100,644
800	Snap-On, Inc.	49,984
9,900	Staples, Inc.	156,420
10,300	Starbucks Corporation	406,747
2,600	Starwood Hotels & Resorts Worldwide, Inc.	145,704
9,500	Target Corporation	445,645
1,700	Tiffany & Company	133,484
4,680	Time Warner Cable, Inc.	365,227
14,716	Time Warner, Inc.	535,221
5,300	TJX Companies, Inc.	278,409
1,700	Urban Outfitters, Inc.[a]	47,855
1,200	VF Corporation	130,272
8,062	Viacom, Inc.	411,162
25,987	Walt Disney Company	1,014,532
20	Washington Post Company	8,379
1,058	Whirlpool Corporation	86,037
2,432	Wyndham Worldwide Corporation	81,837
1,000	Wynn Resorts, Ltd.	143,540
6,420	Yum! Brands, Inc.	354,641

	Total Consumer Discretionary	17,617,212

Consumer Staples (6.7%)
28,900	Altria Group, Inc.	763,249
9,441	Archer-Daniels-Midland Company	284,646
6,000	Avon Products, Inc.	168,000
1,425	Brown-Forman Corporation	106,433
2,500	Campbell Soup Company[b]	86,375
1,800	Clorox Company	121,392
31,600	Coca-Cola Company	2,126,364
4,400	Coca-Cola Enterprises, Inc.	128,392
6,700	Colgate-Palmolive Company	585,647
5,700	ConAgra Foods, Inc.	147,117
2,600	Constellation Brands, Inc.[a]	54,132
6,000	Costco Wholesale Corporation	487,440
18,605	CVS Caremark Corporation	699,176
2,600	Dean Foods Company[a]	31,902
3,000	Dr. Pepper Snapple Group, Inc.	125,790
1,500	Estee Lauder Companies, Inc.	157,785
8,800	General Mills, Inc.	327,536
4,450	H.J. Heinz Company	237,096
2,100	Hershey Company	119,385
2,100	Hormel Foods Corporation	62,601
1,555	J.M. Smucker Company	118,864
3,400	Kellogg Company	188,088
5,380	Kimberly-Clark Corporation	358,093
24,160	Kraft Foods, Inc.	851,157
8,500	Kroger Company	210,800
1,900	Lorillard, Inc.	206,853
1,800	McCormick & Company, Inc.	89,226
2,922	Mead Johnson Nutrition Company	197,381
2,100	Molson Coors Brewing Company	93,954
21,797	PepsiCo, Inc.	1,535,163
24,400	Philip Morris International, Inc.	1,629,188
38,379	Procter & Gamble Company	2,439,753
4,600	Reynolds American, Inc.	170,430
5,000	Safeway, Inc.	116,850
8,400	Sara Lee Corporation	159,516
3,269	SUPERVALU, Inc.[b]	30,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (63.0%)	Value
Consumer Staples (6.7%) - continued
8,100	Sysco Corporation	$252,558
4,300	Tyson Foods, Inc.	83,506
12,600	Walgreen Company	534,996
26,300	Wal-Mart Stores, Inc.	1,397,582
2,000	Whole Foods Market, Inc.	126,900

	Total Consumer Staples	17,612,077

Energy (8.0%)
3,037	Alpha Natural Resources, Inc.[a]	138,001
6,836	Anadarko Petroleum Corporation	524,731
5,268	Apache Corporation	650,019
5,961	Baker Hughes, Inc.	432,530
1,400	Cabot Oil & Gas Corporation	92,834
3,300	Cameron International Corporation[a]	165,957
9,000	Chesapeake Energy Corporation	267,210
27,774	Chevron Corporation	2,856,278
19,482	ConocoPhillips	1,464,852
3,100	CONSOL Energy, Inc.	150,288
5,600	Denbury Resources, Inc.[a]	112,000
5,800	Devon Energy Corporation	457,098
900	Diamond Offshore Drilling, Inc.[b]	63,369
10,686	El Paso Corporation	215,857
3,700	EOG Resources, Inc.	386,835
2,000	EQT Corporation	105,040
67,834	Exxon Mobil Corporation	5,520,331
3,300	FMC Technologies, Inc.[a]	147,807
12,700	Halliburton Company	647,700
1,400	Helmerich & Payne, Inc.	92,568
4,100	Hess Corporation	306,516
9,722	Marathon Oil Corporation	512,155
2,600	Murphy Oil Corporation	170,716
4,000	Nabors Industries, Ltd.[a]	98,560
5,900	National Oilwell Varco, Inc.	461,439
1,800	Newfield Exploration Company[a]	122,436
3,400	Noble Corporation	133,994
2,400	Noble Energy, Inc.	215,112
11,200	Occidental Petroleum Corporation	1,165,248
3,700	Peabody Energy Corporation	217,967
1,600	Pioneer Natural Resources Company	143,312
2,400	QEP Resources, Inc.	100,392
2,200	Range Resources Corporation	122,100
1,700	Rowan Companies, Inc.[a]	65,977
18,625	Schlumberger, Ltd.	1,609,200
4,700	Southwestern Energy Company[a]	201,536
9,021	Spectra Energy Corporation	247,266
1,600	Sunoco, Inc.	66,736
2,000	Tesoro Corporation[a]	45,820
7,900	Valero Energy Corporation	202,003
8,100	Williams Companies, Inc.	245,025

	Total Energy	20,944,815

Financials (9.5%)
4,600	ACE, Ltd.	302,772
6,400	Aflac, Inc.	298,752
7,296	Allstate Corporation	222,747
14,500	American Express Company	749,650
5,920	American International Group, Inc.[a]	173,574
1,238	American International Group, Inc. Warrants, $45.00, expires 1/20/2021[a,b]	12,628
3,340	Ameriprise Financial, Inc.	192,651
4,550	Aon Corporation	233,415
1,754	Apartment Investment & Management Company	44,780
1,400	Assurant, Inc.	50,778
1,153	AvalonBay Communities, Inc.	148,045
139,554	Bank of America Corporation	1,529,512
17,201	Bank of New York Mellon Corporation	440,690
9,700	BB&T Corporation	260,348
23,750	Berkshire Hathaway, Inc.[a]	1,838,012
1,300	BlackRock, Inc.	249,353
2,100	Boston Properties, Inc.	222,936
6,365	Capital One Financial Corporation	328,879
4,000	CB Richard Ellis Group, Inc.[a]	100,440
14,225	Charles Schwab Corporation	234,001
4,000	Chubb Corporation	250,440
2,451	Cincinnati Financial Corporation	71,520
40,238	Citigroup, Inc.	1,675,510
900	CME Group, Inc.	262,431
2,400	Comerica, Inc.	82,968
7,495	Discover Financial Services	200,491
3,730	E*TRADE Financial Corporation[a]	51,474
4,100	Equity Residential	246,000
1,200	Federated Investors, Inc.[b]	28,608
13,216	Fifth Third Bancorp	168,504
4,244	First Horizon National Corporation	40,488
1,900	Franklin Resources, Inc.	249,451
7,100	Genworth Financial, Inc.[a]	72,988
7,200	Goldman Sachs Group, Inc.	958,248
6,200	Hartford Financial Services Group, Inc.	163,494
5,500	Health Care Property Investors, Inc.	201,795
2,400	Health Care REIT, Inc.	125,832
9,847	Host Hotels & Resorts, Inc.	166,907
8,200	Hudson City Bancorp, Inc.	67,158
12,916	Huntington Bancshares, Inc.	84,729
1,000	IntercontinentalExchange, Inc.[a]	124,710
6,500	Invesco, Ltd.	152,100
54,724	J.P. Morgan Chase & Company	2,240,401
3,000	Janus Capital Group, Inc.	28,320
13,900	KeyCorp	115,787
5,800	Kimco Realty Corporation	108,112
2,000	Legg Mason, Inc.	65,520
2,700	Leucadia National Corporation	92,070
4,411	Lincoln National Corporation	125,669
4,400	Loews Corporation	185,196
1,700	M&T Bank Corporation	149,515
7,700	Marsh & McLennan Companies, Inc.	240,163
7,800	Marshall & Ilsley Corporation	62,166
14,616	MetLife, Inc.	641,204
2,700	Moody’s Corporation	103,545
21,490	Morgan Stanley	494,485
2,200	NASDAQ OMX Group, Inc.[a]	55,660
3,300	Northern Trust Corporation	151,668
3,600	NYSE Euronext	123,372
5,800	People’s United Financial, Inc.	77,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (63.0%)	Value
Financials (9.5%) - continued
2,200	Plum Creek Timber Company, Inc.	$89,188
7,220	PNC Financial Services Group, Inc.	430,384
4,400	Principal Financial Group, Inc.	133,848
9,400	Progressive Corporation	200,972
6,281	Prologis, Inc.	225,111
6,700	Prudential Financial, Inc.	426,053
1,900	Public Storage, Inc.	216,619
18,100	Regions Financial Corporation	112,220
3,953	Simon Property Group, Inc.	459,457
7,400	SLM Corporation	124,394
6,900	State Street Corporation	311,121
7,400	SunTrust Banks, Inc.	190,920
3,500	T. Rowe Price Group, Inc.	211,190
1,000	Torchmark Corporation	64,140
5,725	Travelers Companies, Inc.	334,225
26,721	U.S. Bancorp	681,653
4,558	Unum Group	116,138
2,200	Ventas, Inc.	115,962
2,270	Vornado Realty Trust	211,519
72,882	Wells Fargo & Company	2,045,069
4,500	XL Group plc	98,910
2,600	Zions Bancorporation	62,426

	Total Financials	25,002,133

Health Care (7.3%)
21,400	Abbott Laboratories	1,126,068
5,156	Aetna, Inc.	227,328
4,200	Allergan, Inc.	349,650
3,700	AmerisourceBergen Corporation	153,180
12,852	Amgen, Inc.[a]	749,914
7,800	Baxter International, Inc.	465,582
3,000	Becton, Dickinson and Company	258,510
3,430	Biogen Idec, Inc.[a]	366,736
21,750	Boston Scientific Corporation[a]	150,292
23,605	Bristol-Myers Squibb Company	683,601
1,100	C.R. Bard, Inc.	120,846
4,775	Cardinal Health, Inc.	216,881
3,187	CareFusion Corporation[a]	86,591
6,300	Celgene Corporation[a]	380,016
1,000	Cephalon, Inc.[a]	79,900
2,100	Cerner Corporation[a]	128,331
3,700	CIGNA Corporation	190,291
2,050	Coventry Health Care, Inc.[a]	74,763
6,800	Covidien plc	361,964
1,400	DaVita, Inc.[a]	121,254
1,900	DENTSPLY International, Inc.	72,352
1,500	Edwards Lifesciences Corporation[a]	130,770
14,100	Eli Lilly and Company	529,173
7,200	Express Scripts, Inc.[a]	388,656
3,900	Forest Laboratories, Inc.[a]	153,426
10,800	Gilead Sciences, Inc.[a]	447,228
2,230	Hospira, Inc.[a]	126,352
2,300	Humana, Inc.	185,242
500	Intuitive Surgical, Inc.[a]	186,055
37,706	Johnson & Johnson	2,508,203
1,300	Laboratory Corporation of America Holdings[a]	125,827
2,437	Life Technologies Corporation[a]	126,895
3,480	McKesson Corporation	291,102
5,510	Medco Health Solutions, Inc.[a]	311,425
14,700	Medtronic, Inc.	566,391
42,427	Merck & Company, Inc.	1,497,249
6,100	Mylan, Inc.[a]	150,487
1,300	Patterson Companies, Inc.	42,757
1,600	PerkinElmer, Inc.	43,056
108,955	Pfizer, Inc.	2,244,473
2,100	Quest Diagnostics, Inc.	124,110
4,480	St. Jude Medical, Inc.	213,606
4,600	Stryker Corporation	269,974
7,250	Tenet Healthcare Corporation[a]	45,240
5,200	Thermo Fisher Scientific, Inc.[a]	334,828
15,000	UnitedHealth Group, Inc.	773,700
1,600	Varian Medical Systems, Inc.[a]	112,032
1,200	Waters Corporation[a]	114,888
1,700	Watson Pharmaceuticals, Inc.[a]	116,841
5,000	WellPoint, Inc.	393,850
2,590	Zimmer Holdings, Inc.[a]	163,688

	Total Health Care	19,081,574

Industrials (7.1%)
9,700	3M Company	920,045
1,500	Avery Dennison Corporation	57,945
10,228	Boeing Company	756,156
2,200	C.H. Robinson Worldwide, Inc.	173,448
8,900	Caterpillar, Inc.	947,494
1,800	Cintas Corporation	59,454
15,300	CSX Corporation	401,166
2,700	Cummins, Inc.	279,423
7,500	Danaher Corporation	397,425
5,800	Deere & Company	478,210
2,500	Dover Corporation	169,500
600	Dun & Bradstreet Corporation	45,324
4,700	Eaton Corporation	241,815
10,300	Emerson Electric Company	579,375
1,800	Equifax, Inc.	62,496
2,900	Expeditors International of Washington, Inc.	148,451
4,000	Fastenal Company[b]	143,960
4,340	FedEx Corporation	411,649
700	First Solar, Inc.[a,b]	92,589
700	Flowserve Corporation	76,923
2,400	Fluor Corporation	155,184
5,100	General Dynamics Corporation	380,052
146,400	General Electric Company	2,761,104
1,700	Goodrich Corporation	162,350
10,937	Honeywell International, Inc.	651,736
6,900	Illinois Tool Works, Inc.	389,781
4,500	Ingersoll-Rand plc	204,345
2,800	Iron Mountain, Inc.	95,452
2,500	ITT Corporation	147,325
1,700	Jacobs Engineering Group, Inc.[a]	73,525
1,400	Joy Global, Inc.	133,336
1,400	L-3 Communications Holdings, Inc.	122,430
3,900	Lockheed Martin Corporation	315,783
5,100	Masco Corporation	61,353
4,800	Norfolk Southern Corporation	359,664
4,006	Northrop Grumman Corporation	277,816
4,950	PACCAR, Inc.	252,895
1,600	Pall Corporation	89,968
2,150	Parker Hannifin Corporation	192,941
2,900	Pitney Bowes, Inc.	66,671
1,900	Precision Castparts Corporation	312,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (63.0%)	Value
Industrials (7.1%) - continued
2,900	Quanta Services, Inc.[a]	$58,580
2,700	R.R. Donnelley & Sons Company	52,947
4,900	Raytheon Company	244,265
4,105	Republic Services, Inc.	126,639
2,000	Robert Half International, Inc.	54,060
1,900	Rockwell Automation, Inc.	164,844
2,100	Rockwell Collins, Inc.	129,549
1,300	Roper Industries, Inc.	108,290
700	Ryder System, Inc.	39,795
11,380	Southwest Airlines Company	129,960
2,300	Stanley Black & Decker, Inc.	165,715
1,100	Stericycle, Inc.[a]	98,032
3,800	Textron, Inc.	89,718
6,400	Tyco International, Ltd.	316,352
6,700	Union Pacific Corporation	699,480
13,500	United Parcel Service, Inc.	984,555
12,700	United Technologies Corporation	1,124,077
800	W.W. Grainger, Inc.	122,920
6,630	Waste Management, Inc.	247,100

	Total Industrials	18,606,272

Information Technology (11.3%)
6,900	Adobe Systems, Inc.[a]	217,005
8,300	Advanced Micro Devices, Inc.[a]	58,017
4,763	Agilent Technologies, Inc.[a]	243,437
2,500	Akamai Technologies, Inc.[a]	78,675
4,400	Altera Corporation	203,940
2,400	Amphenol Corporation	129,576
4,100	Analog Devices, Inc.	160,474
12,700	Apple, Inc.[a]	4,263,009
18,500	Applied Materials, Inc.	240,685
3,100	Autodesk, Inc.[a]	119,660
6,900	Automatic Data Processing, Inc.	363,492
2,400	BMC Software, Inc.[a]	131,280
6,550	Broadcom Corporation[a]	220,342
5,375	CA, Inc.	122,765
75,900	Cisco Systems, Inc.	1,184,799
2,500	Citrix Systems, Inc.[a]	200,000
4,100	Cognizant Technology Solutions Corporation[a]	300,694
2,100	Computer Sciences Corporation	79,716
3,400	Compuware Corporation[a]	33,184
21,800	Corning, Inc.	395,670
22,800	Dell, Inc.[a]	380,076
15,800	eBay, Inc.[a]	509,866
4,600	Electronic Arts, Inc.[a]	108,560
28,424	EMC Corporation[a]	783,081
1,100	F5 Networks, Inc.[a]	121,275
3,800	Fidelity National Information Services, Inc.	117,002
2,050	Fiserv, Inc.[a]	128,391
2,200	FLIR Systems, Inc.	74,162
2,000	GameStop Corporation[a,b]	53,340
3,500	Google, Inc.[a]	1,772,330
1,700	Harris Corporation	76,602
28,561	Hewlett-Packard Company	1,039,620
73,100	Intel Corporation	1,619,896
16,700	International Business Machines Corporation	2,864,885
3,700	Intuit, Inc.[a]	191,882
2,800	Jabil Circuit, Inc.	56,560
3,100	JDS Uniphase Corporation[a]	51,646
7,300	Juniper Networks, Inc.[a]	229,950
2,300	KLA-Tencor Corporation	93,104
1,200	Lexmark International, Inc.[a]	35,112
3,100	Linear Technology Corporation	102,362
8,900	LSI Corporation[a]	63,368
1,300	MasterCard, Inc.	391,742
3,400	MEMC Electronic Materials, Inc.[a]	29,002
2,600	Microchip Technology, Inc.[b]	98,566
12,300	Micron Technology, Inc.[a]	92,004
102,400	Microsoft Corporation	2,662,400
1,950	Molex, Inc.[b]	50,252
1,800	Monster Worldwide, Inc.[a]	26,388
4,077	Motorola Mobility Holdings, Inc.[a]	89,857
4,717	Motorola Solutions, Inc.[a]	217,171
3,300	National Semiconductor Corporation	81,213
5,000	NetApp, Inc.[a]	263,900
1,200	Novellus Systems, Inc.[a]	43,368
8,350	NVIDIA Corporation[a]	133,057
53,559	Oracle Corporation	1,762,627
4,550	Paychex, Inc.	139,776
22,900	QUALCOMM, Inc.	1,300,491
2,600	Red Hat, Inc.[a]	119,340
4,200	SAIC, Inc.[a]	70,644
1,600	Salesforce.com, Inc.[a]	238,368
3,200	SanDisk Corporation[a]	132,800
10,472	Symantec Corporation[a]	206,508
5,600	Tellabs, Inc.	25,816
2,300	Teradata Corporation[a]	138,460
2,700	Teradyne, Inc.[a]	39,960
16,000	Texas Instruments, Inc.	525,280
2,500	Total System Services, Inc.	46,450
2,300	VeriSign, Inc.	76,958
6,600	Visa, Inc.	556,116
3,200	Western Digital Corporation[a]	116,416
8,862	Western Union Company	177,506
19,783	Xerox Corporation	205,941
3,700	Xilinx, Inc.	134,939
18,100	Yahoo!, Inc.[a]	272,224

	Total Information Technology	29,685,030

Materials (2.3%)
2,900	Air Products and Chemicals, Inc.	277,182
900	Airgas, Inc.	63,036
1,600	AK Steel Holding Corporation	25,216
14,964	Alcoa, Inc.	237,329
1,381	Allegheny Technologies, Inc.	87,652
2,300	Ball Corporation	88,458
1,600	Bemis Company, Inc.	54,048
900	CF Industries Holdings, Inc.	127,503
2,000	Cliffs Natural Resources, Inc.	184,900
16,277	Dow Chemical Company	585,972
12,719	E.I. du Pont de Nemours and Company	687,462
900	Eastman Chemical Company	91,863
3,200	Ecolab, Inc.	180,416
900	FMC Corporation	77,418
12,988	Freeport-McMoRan Copper & Gold, Inc.	687,065
1,100	International Flavors & Fragrances, Inc.	70,664
6,121	International Paper Company	182,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (63.0%)	Value
Materials (2.3%) - continued
2,380	MeadWestvaco Corporation	$79,278
7,366	Monsanto Company	534,330
6,717	Newmont Mining Corporation	362,517
4,400	Nucor Corporation	181,368
2,300	Owens-Illinois, Inc.[a]	59,363
2,100	PPG Industries, Inc.	190,659
4,200	Praxair, Inc.	455,238
2,428	Sealed Air Corporation	57,762
1,600	Sigma-Aldrich Corporation	117,408
1,400	Titanium Metals Corporation	25,648
1,900	United States Steel Corporation[b]	87,476
1,700	Vulcan Materials Company[b]	65,501
7,540	Weyerhaeuser Company	164,824

	Total Materials	6,090,084

Telecommunications Services (1.9%)
5,400	American Tower Corporation[a]	282,420
81,579	AT&T, Inc.	2,562,396
8,194	CenturyLink, Inc.	331,284
14,910	Frontier Communications Corporation	120,324
3,700	MetroPCS Communications, Inc.[a]	63,677
42,169	Sprint Nextel Corporation[a]	227,291
38,970	Verizon Communications, Inc.	1,450,853
7,117	Windstream Corporation	92,236

	Total Telecommunications Services	5,130,481

Utilities (2.2%)
9,400	AES Corporation[a]	119,756
3,400	Ameren Corporation	98,056
6,740	American Electric Power Company, Inc.	253,963
6,124	CenterPoint Energy, Inc.	118,499
3,800	CMS Energy Corporation	74,822
4,000	Consolidated Edison, Inc.	212,960
2,800	Constellation Energy Group, Inc.	106,288
8,030	Dominion Resources, Inc.	387,608
2,300	DTE Energy Company	115,046
18,942	Duke Energy Corporation	356,678
4,600	Edison International, Inc.	178,250
2,500	Entergy Corporation	170,700
9,074	Exelon Corporation	388,730
5,767	FirstEnergy Corporation	254,613
1,007	Integrys Energy Group, Inc.	52,203
5,900	NextEra Energy, Inc.	339,014
600	Nicor, Inc.	32,844
4,134	NiSource, Inc.	83,714
2,500	Northeast Utilities	87,925
3,400	NRG Energy, Inc.[a]	83,572
1,400	ONEOK, Inc.	103,614
3,400	Pepco Holdings, Inc.	66,742
5,600	PG&E Corporation	235,368
1,500	Pinnacle West Capital Corporation	66,870
8,200	PPL Corporation	228,206
3,991	Progress Energy, Inc.	191,608
6,900	Public Service Enterprise Group, Inc.	225,216
1,500	SCANA Corporation	59,055
3,287	Sempra Energy	173,817
11,700	Southern Company	472,446
3,300	TECO Energy, Inc.	62,337
3,300	Wisconsin Energy Corporation	103,455
7,010	Xcel Energy, Inc.	170,343

	Total Utilities	5,674,318

	Total Common Stock (cost $136,536,827)	165,443,996

Principal Amount	Long-Term Fixed Income (37.7%)

Asset-Backed Securities (1.6%)
	Countrywide Asset-Backed Certificates
369,800	5.549%, 8/25/2021[c]	334,232
	Countrywide Home Loans, Inc.
499,209	6.085%, 6/25/2021[c]	330,893
	Credit Based Asset Servicing and Securitization, LLC
317,604	5.501%, 12/25/2036	216,748
	First Horizon ABS Trust
493,830	0.316%, 10/25/2026[c,d]	400,927
866,678	0.346%, 10/25/2034[c,d]	486,255
	GMAC Mortgage Corporation Loan Trust
1,324,654	0.366%, 8/25/2035[c,d]	865,276
806,434	0.366%, 12/25/2036[c,d]	529,570
	IndyMac Seconds Asset-Backed Trust
416,806	0.356%, 10/25/2036[c,d]	82,630
	Wachovia Asset Securitization, Inc.
998,073	0.326%, 7/25/2037[c,d,e]	773,114

	Total Asset-Backed Securities	4,019,645

Basic Materials (0.1%)
	Alcoa, Inc.
250,000	5.400%, 4/15/2021	250,772

	Total Basic Materials	250,772

Capital Goods (0.2%)
	Danaher Corporation
225,000	2.300%, 6/23/2016	224,820
	United Technologies Corporation
225,000	6.050%, 6/1/2036	252,916

	Total Capital Goods	477,736

Collateralized Mortgage Obligations (0.4%)
	Bear Stearns Mortgage Funding Trust
227,985	0.466%, 8/25/2036[d]	67,698
	Merrill Lynch Mortgage Investors, Inc.
858,335	2.624%, 6/25/2035	733,576
	Thornburg Mortgage Securities Trust
339,756	0.296%, 11/25/2046[d]	335,509

	Total Collateralized Mortgage Obligations	1,136,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (37.7%)	Value
Commercial Mortgage-Backed Securities (3.4%)
	Banc of America Commercial Mortgage, Inc.
$600,000	5.802%, 6/10/2049	$645,612
	Bear Stearns Commercial Mortgage Securities, Inc.
2,322,584	0.337%, 3/15/2022[d,e]	2,236,929
	Commercial Mortgage Pass-Through Certificates
2,000,000	0.317%, 12/15/2020[d,e]	1,841,718
750,000	5.306%, 12/10/2046	803,138
	Credit Suisse Mortgage Capital Certificates
1,535,422	0.357%, 10/15/2021[d,f]	1,447,805
700,000	5.467%, 9/15/2039	754,920
	General Electric Commercial Mortgage Corporation
146,543	4.641%, 3/10/2040	151,291
	GS Mortgage Securities Corporation II
1,000,000	1.317%, 3/6/2020[d,f]	981,745

	Total Commercial Mortgage-Backed Securities	8,863,158

Communications Services (0.7%)
	AT&T, Inc.
200,000	6.400%, 5/15/2038	214,533
	CBS Corporation
200,000	7.875%, 9/1/2023	235,069
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	123,805
	Crown Castle Towers, LLC
250,000	4.174%, 8/15/2017[f]	254,006
	News America, Inc.
225,000	6.400%, 12/15/2035	235,297
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	577,375
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	232,483

	Total Communications Services	1,872,568

Consumer Cyclical (0.6%)
	Harley-Davidson Financial Services, Inc.
250,000	3.875%, 3/15/2016[f]	254,261
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	575,548
	Walt Disney Company
500,000	5.625%, 9/15/2016	579,274

	Total Consumer Cyclical	1,409,083

Consumer Non-Cyclical (0.8%)
	AmerisourceBergen Corporation
300,000	4.875%, 11/15/2019	320,502
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	240,970
	Colgate-Palmolive Company
250,000	1.250%, 5/1/2014	251,586
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	230,627
	Kellogg Company
400,000	4.250%, 3/6/2013	422,149
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	226,566
	Wyeth
450,000	6.000%, 2/15/2036	486,559

	Total Consumer Non-Cyclical	2,178,959

Energy (0.4%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	257,900
	Cameron International Corporation
100,000	4.500%, 6/1/2021	99,059
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	338,077
	Petrobras International Finance Company
175,000	5.375%, 1/27/2021	179,691
	Petro-Canada
200,000	6.800%, 5/15/2038	225,586

	Total Energy	1,100,313

Financials (2.6%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	217,176
	Barclays Bank plc
200,000	5.000%, 9/22/2016	215,148
	Bear Stearns Companies, LLC
250,000	4.650%, 7/2/2018	258,927
	BNP Paribas SA
900,000	5.186%, 6/29/2049[f,g]	828,450
	Chubb Corporation
400,000	6.500%, 5/15/2038	444,346
	Citigroup, Inc.
250,000	1.235%, 4/1/2014[d]	246,462
	Cooperative Centrale Raiffeisen-Boerenleenbank BA
150,000	4.750%, 1/15/2020[f]	157,416
	Danske Bank AS
250,000	3.875%, 4/14/2016[f]	247,391
	Fifth Third Bancorp
175,000	3.625%, 1/25/2016	176,520
	FUEL Trust
100,000	4.207%, 4/15/2016[f]	100,381
200,000	3.984%, 6/15/2016[f]	198,375
	General Electric Capital Corporation
225,000	5.875%, 1/14/2038	227,603
	HCP, Inc.
175,000	3.750%, 2/1/2016	177,962
	Health Care REIT, Inc.
300,000	6.125%, 4/15/2020	321,333
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	213,433
	ING Bank NV
250,000	4.000%, 3/15/2016[f]	253,010
	J.P. Morgan Chase & Company
250,000	3.450%, 3/1/2016	254,659
	Lloyds TSB Bank plc
150,000	5.800%, 1/13/2020[f]	150,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (37.7%)	Value
Financials (2.6%) - continued
	Merrill Lynch & Company, Inc.
$450,000	5.000%, 2/3/2014	$484,476
	MetLife, Inc.
150,000	5.000%, 6/15/2015	163,655
	Northern Trust Corporation
250,000	3.450%, 11/4/2020	242,656
	Preferred Term Securities XXIII, Ltd.
1,128,776	0.447%, 12/22/2036[d,e]	620,827
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	216,552
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	456,301
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[h]	625

	Total Financials	6,873,901

Foreign Government (1.3%)
	Bank Nederlandse Gemeenten NV
500,000	4.375%, 2/16/2021[f]	518,948
	Chile Government International Bond
150,000	3.875%, 8/5/2020	150,900
	Finland Government International Bond
250,000	2.250%, 3/17/2016[f]	254,389
	Italy Government International Bond
750,000	4.375%, 6/15/2013	791,179
300,000	5.375%, 6/12/2017	325,642
	Newfoundland Government Notes
500,000	8.650%, 10/22/2022	687,058
	Province of New Brunswick
250,000	2.750%, 6/15/2018	246,585
	Quebec Government Notes
600,000	4.875%, 5/5/2014	662,947

	Total Foreign Government	3,637,648

Mortgage-Backed Securities (11.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,834	6.000%, 5/1/2012	2,000
1,248	7.000%, 8/1/2012	1,292
3,237	6.500%, 11/1/2012	3,325
14,963	6.000%, 2/1/2014	16,322
28,831	5.500%, 4/1/2014	31,180
15,249	6.000%, 4/1/2014	16,635
8,955	6.000%, 4/1/2014	9,769
15,193	6.500%, 6/1/2014	16,136
11,506	7.500%, 9/1/2014	12,488
425,085	5.500%, 12/1/2017	460,516
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
15,787	6.500%, 4/1/2024	17,935
24,570	9.000%, 11/1/2024	30,193
1,444	9.000%, 4/1/2025	1,776
2,170	7.000%, 9/1/2025	2,505
2,770	8.500%, 9/1/2025	3,336
1,978	8.000%, 1/1/2026	2,351
746	6.500%, 5/1/2026	845
9,606	6.000%, 7/1/2026	10,636
1,222	7.500%, 7/1/2026	1,423
2,243	8.000%, 11/1/2026	2,669
2,270	7.500%, 1/1/2027	2,643
4,195	6.500%, 2/1/2027	4,754
6,179	7.000%, 2/1/2027	7,148
18,005	8.000%, 3/1/2027	21,424
4,241	7.500%, 4/1/2027	4,944
11,525	8.000%, 6/1/2027	13,728
4,352	8.500%, 7/1/2027	5,259
4,543	7.000%, 9/1/2027	5,256
7,245	8.000%, 10/1/2027	8,631
6,494	7.500%, 11/1/2027	7,570
3,211	7.500%, 12/1/2027	3,744
21,717	6.500%, 6/1/2028	24,610
10,707	7.000%, 10/1/2028	12,399
59,229	6.500%, 11/1/2028	67,120
38,444	6.000%, 3/1/2029	42,664
18,698	6.500%, 4/1/2029	21,190
34,758	6.000%, 5/1/2029	38,573
46,416	7.000%, 5/1/2029	53,801
13,833	6.500%, 7/1/2029	15,676
18,539	6.500%, 8/1/2029	21,010
6,871	7.000%, 9/1/2029	7,964
7,012	7.000%, 10/1/2029	8,128
6,645	7.500%, 11/1/2029	7,761
8,708	7.000%, 1/1/2030	10,101
14,746	7.500%, 1/1/2030	17,234
6,097	8.000%, 8/1/2030	7,245
23,093	6.000%, 3/1/2031	25,628
90,082	6.000%, 6/1/2031	99,969
81,721	6.000%, 1/1/2032	90,690
9,000,000	5.000%, 7/1/2041[i]	9,548,442
1,550,000	6.000%, 7/1/2041[i]	1,702,336
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,415	6.500%, 5/1/2012	2,479
1,161	6.500%, 7/1/2012	1,191
4,682	7.000%, 10/1/2012	4,836
1,181	6.500%, 6/1/2013	1,232
14,135	6.000%, 11/1/2013	15,429
35,577	5.500%, 12/1/2013	38,593
18,260	6.000%, 12/1/2013	19,930
3,920	7.500%, 4/1/2015	4,334
4,350,000	4.000%, 7/1/2026[i]	4,530,795
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,376	10.500%, 8/1/2020	5,040
5,341	9.500%, 4/1/2025	6,470
999	7.500%, 9/1/2025	1,165
1,781	8.500%, 11/1/2025	2,100
4,779	6.500%, 2/1/2026	5,439
3,064	7.000%, 3/1/2026	3,535
4,315	6.500%, 4/1/2026	4,911
1,483	8.500%, 5/1/2026	1,752
1,681	7.500%, 7/1/2026	1,963
11,186	7.500%, 8/1/2026	13,066
1,769	8.000%, 8/1/2026	2,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (37.7%)	Value
Mortgage-Backed Securities (11.0%) - continued
$5,838	7.000%, 11/1/2026	$6,736
2,015	8.000%, 11/1/2026	2,369
615	7.500%, 12/1/2026	718
870	7.500%, 2/1/2027	1,017
3,861	7.000%, 3/1/2027	4,455
4,717	7.500%, 5/1/2027	5,518
8,014	6.500%, 7/1/2027	9,120
9,194	7.000%, 7/1/2027	10,625
1,161	7.500%, 8/1/2027	1,358
27,328	8.000%, 9/1/2027	32,069
6,827	7.000%, 10/1/2027	7,890
3,883	8.000%, 12/1/2027	4,557
10,726	6.500%, 2/1/2028	12,207
5,912	7.000%, 2/1/2028	6,833
62,048	6.500%, 7/1/2028	70,613
29,601	7.000%, 8/1/2028	34,251
15,855	6.500%, 11/1/2028	18,044
33,911	6.500%, 11/1/2028	38,592
2,103	7.000%, 11/1/2028	2,433
49,878	6.000%, 12/1/2028	55,329
23,392	7.000%, 12/1/2028	27,067
26,439	6.000%, 3/1/2029	29,328
32,203	6.500%, 6/1/2029	36,648
38,660	6.000%, 7/1/2029	42,885
2,016	6.500%, 7/1/2029	2,295
42,751	7.500%, 8/1/2029	50,136
25,315	6.000%, 11/1/2029	28,081
18,102	7.000%, 11/1/2029	20,949
27,595	7.000%, 11/1/2029	31,934
12,920	8.500%, 4/1/2030	15,273
8,450	7.500%, 8/1/2030	9,919
66,517	6.500%, 7/1/2031	75,698
28,899	6.500%, 10/1/2031	32,888
34,166	6.500%, 12/1/2031	38,882
41,952	6.500%, 5/1/2032	47,743
236,364	6.500%, 7/1/2032	268,990
4,650,000	4.500%, 7/1/2041[i]	4,810,569
4,500,000	5.500%, 7/1/2041[i]	4,865,625
	Government National Mortgage Association 15-Yr. Pass Through
1,206	7.000%, 4/15/2012	1,248
18,621	6.000%, 7/15/2014	20,421
	Government National Mortgage Association 30-Yr. Pass Through
3,767	9.500%, 12/15/2024	4,583
4,673	9.500%, 1/15/2025	5,701
2,630	7.500%, 8/15/2025	3,080
10,263	7.000%, 1/15/2026	11,926
12,290	7.000%, 1/15/2026	14,282
10,793	7.000%, 4/15/2026	12,543
13,009	6.000%, 5/15/2026	14,582
3,484	7.500%, 5/15/2026	4,081
14,299	7.000%, 6/15/2026	16,617
6,748	8.500%, 6/15/2026	8,157
2,441	8.500%, 7/15/2026	2,951
11,818	8.000%, 9/15/2026	14,003
3,604	7.500%, 10/15/2026	4,221
2,112	8.000%, 11/15/2026	2,502
1,617	8.500%, 11/15/2026	1,955
2,151	9.000%, 12/15/2026	2,608
15,280	7.500%, 4/15/2027	17,919
5,261	8.000%, 6/20/2027	6,227
494	8.000%, 8/15/2027	586
69,673	6.500%, 10/15/2027	79,536
17,537	7.000%, 10/15/2027	20,410
1,189	7.000%, 11/15/2027	1,384
22,793	7.000%, 11/15/2027	26,528
80,714	7.000%, 7/15/2028	94,061
16,127	7.500%, 7/15/2028	18,936
43,424	6.500%, 9/15/2028	49,544
51,320	6.000%, 12/15/2028	57,609
27,346	6.500%, 1/15/2029	31,200
183,040	6.500%, 3/15/2029	208,837
31,802	6.500%, 4/15/2029	36,284
18,423	7.000%, 4/15/2029	21,492
63,505	6.000%, 6/15/2029	71,288
42,650	7.000%, 6/15/2029	49,756
22,889	8.000%, 5/15/2030	27,253
33,254	7.000%, 9/15/2031	38,943
43,148	6.500%, 2/15/2032	49,229

	Total Mortgage-Backed Securities	29,029,441

Technology (0.3%)
	Hewlett-Packard Company
100,000	4.300%, 6/1/2021	100,978
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	563,467
	Xerox Corporation
200,000	4.500%, 5/15/2021	197,827

	Total Technology	862,272

Transportation (0.1%)
	Delta Air Lines, Inc.
147,852	4.950%, 11/23/2019	147,852

	Total Transportation	147,852

U.S. Government and Agencies (13.4%)
	Federal Home Loan Mortgage Corporation
2,500,000	5.125%, 11/17/2017	2,870,415
	Federal National Mortgage Association
1,000,000	1.125%, 6/27/2014	1,005,551
1,500,000	5.625%, 4/17/2028	1,694,256
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,432,585
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	158,821
	U.S. Treasury Bonds
1,500,000	4.625%, 2/15/2040	1,563,984
	U.S. Treasury Notes
1,500,000	0.375%, 8/31/2012	1,501,992
1,500,000	0.625%, 12/31/2012	1,506,153
1,250,000	0.750%, 3/31/2013	1,257,325
750,000	2.000%, 11/30/2013	774,961
5,750,000	0.750%, 6/15/2014	5,743,261
750,000	4.250%, 8/15/2014	828,926
4,500,000	2.375%, 8/31/2014	4,708,476

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (37.7%)	Value
U.S. Government and Agencies (13.4%) - continued
$1,900,000	2.000%, 1/31/2016	$1,936,961
1,000,000	2.625%, 2/29/2016	1,046,562
1,500,000	3.000%, 2/28/2017	1,578,282
1,500,000	3.250%, 3/31/2017	1,597,500
1,000,000	2.250%, 11/30/2017	997,109
300,000	2.750%, 2/28/2018	307,195
2,500,000	3.625%, 2/15/2021	2,606,835
150,000	3.125%, 5/15/2021	149,578

	Total U.S. Government and Agencies	35,266,728

U.S. Municipals (0.1%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
150,000	5.720%, 12/1/2038	155,778

	Total U.S. Municipals	155,778

Utilities (0.7%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	235,837
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	483,514
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	244,205
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	349,781
	Southern California Edison Company
225,000	5.000%, 1/15/2014	245,966
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	256,396

	Total Utilities	1,815,699

	Total Long-Term Fixed Income (cost $99,463,961)	99,098,336

Shares	Collateral Held for Securities Loaned (0.3%)
814,745	Thrivent Financial Securities Lending Trust	814,745

	Total Collateral Held for Securities Loaned (cost $814,745)	814,745

Principal Amount	Short-Term Investments (8.7%)[j]
	Federal Home Loan Bank Discount Notes
9,270,000	0.047%, 7/15/2011	9,269,831
	Federal Home Loan Mortgage Corporation Discount Notes
650,000	0.160%, 8/29/2011[k]	649,833
	Federal National Mortgage Association Discount Notes
5,000,000	0.020%, 8/8/2011	4,999,895
	Windmill Funding Corporation
7,975,000	0.070%, 7/1/2011	7,975,000

	Total Short-Term Investments (at amortized cost)	22,894,559

	Total Investments (cost $259,710,092) 109.7%	$288,251,636

	Other Assets and Liabilities, Net (9.7%)	(25,534,807)

	Total Net Assets 100.0%	$262,716,829

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,322,584
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,128,776
Wachovia Asset Securitization, Inc.	3/16/2007	998,073

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $5,770,199 or 2.2% of total net assets.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Defaulted security. Interest is not being accrued.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At June 30, 2011, $649,833 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$61,018,199
Gross unrealized depreciation	(38,285,282)

Net unrealized appreciation (depreciation)	$22,732,917

Cost for federal income tax purposes	$265,518,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Balanced Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	17,617,212	17,617,212	—	—
Consumer Staples	17,612,077	17,612,077	—	—
Energy	20,944,815	20,944,815	—	—
Financials	25,002,133	25,002,133	—	—
Health Care	19,081,574	19,081,574	—	—
Industrials	18,606,272	18,606,272	—	—
Information Technology	29,685,030	29,685,030	—	—
Materials	6,090,084	6,090,084	—	—
Telecommunications Services	5,130,481	5,130,481	—	—
Utilities	5,674,318	5,674,318	—	—
Long-Term Fixed Income
Asset-Backed Securities	4,019,645	—	4,019,645	—
Basic Materials	250,772	—	250,772	—
Capital Goods	477,736	—	477,736	—
Collateralized Mortgage Obligations	1,136,783	—	1,136,783	—
Commercial Mortgage-Backed Securities	8,863,158	—	8,863,158	—
Communications Services	1,872,568	—	1,872,568	—
Consumer Cyclical	1,409,083	—	1,409,083	—
Consumer Non-Cyclical	2,178,959	—	2,178,959	—
Energy	1,100,313	—	1,100,313	—
Financials	6,873,901	—	6,253,074	620,827
Foreign Government	3,637,648	—	3,637,648	—
Mortgage-Backed Securities	29,029,441	—	29,029,441	—
Technology	862,272	—	862,272	—
Transportation	147,852	—	147,852	—
U.S. Government and Agencies	35,266,728	—	35,266,728	—
U.S. Municipals	155,778	—	155,778	—
Utilities	1,815,699	—	1,815,699	—
Collateral Held for Securities Loaned	814,745	814,745	—	—
Short-Term Investments	22,894,559	—	22,894,559	—

Total	$288,251,636	$166,258,741	$121,372,068	$620,827

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	186,556	186,556	—	—

Total Asset Derivatives	$186,556	$186,556	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Asset-Backed Securities	821,946	—	49,023	—	(97,855)	—	(773,114)	—
Financials	615,298	—	48,749	—	(43,220)	—	—	620,827

Total	$1,437,244	$—	$97,772	$—	($141,075)	$—	($773,114)	$620,827

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $28,219.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	17	September 2011	$5,404,319	$5,590,875	$186,556
Total Futures Contracts					$186,556

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	186,556
Total Equity Contracts		186,556

Total Asset Derivatives		$186,556

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(72,019)
Total Equity Contracts		(72,019)

Total		($72,019)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	186,130
Total Equity Contracts		186,130

Total		$186,130

The following table presents Balanced Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$3,164,897	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$962,860	$32,741,576	$32,889,691	814,745	$814,745	$8,561
Total Value and Income Earned	962,860				814,745	8,561

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Bank Loans (1.9%)[a]	Value
Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
$3,605,000	12.500%, 7/31/2015	$3,834,819

	Total Financials	3,834,819

Technology (0.3%)
	First Data Corporation Extended, Term Loan
2,680,676	4.186%, 3/24/2018	2,464,560
	First Data Corporation, Term Loan
285,278	2.936%, 9/24/2014	263,991

	Total Technology	2,728,551

Utilities (1.1%)
	Texas Competitive Electric Holdings, LLC, Term Loan
10,708,562	4.768%, 10/10/2017	8,367,563

	Total Utilities	8,367,563

	Total Bank Loans (cost $16,052,986)	14,930,933

	Long-Term Fixed Income (91.5%)
Asset-Backed Securities (0.6%)
	Countrywide Asset-Backed Certificates
85,086	0.296%, 6/25/2021[b,c]	84,009
	J.P. Morgan Mortgage Acquisition Corporation
2,600,000	5.461%, 10/25/2036	2,003,929
	Renaissance Home Equity Loan Trust
2,659,059	5.746%, 5/25/2036	1,739,615
1,800,000	6.011%, 5/25/2036	997,607

	Total Asset-Backed Securities	4,825,160

Basic Materials (7.1%)
	AbitibiBowater, Inc.
2,100,000	10.250%, 10/15/2018[d]	2,273,250
	APERAM
1,570,000	7.750%, 4/1/2018[d]	1,581,775
	Arch Coal, Inc.
2,100,000	7.000%, 6/15/2019[d]	2,094,750
1,650,000	7.250%, 10/1/2020	1,678,875
1,050,000	7.250%, 6/15/2021[d]	1,051,313
	Cascades, Inc.
1,000,000	7.750%, 12/15/2017	1,042,500
	CONSOL Energy, Inc.
1,900,000	8.000%, 4/1/2017	2,071,000
2,770,000	8.250%, 4/1/2020	3,019,300
	FMG Resources Property, Ltd.
2,630,000	7.000%, 11/1/2015[d]	2,682,600
2,630,000	6.875%, 2/1/2018[d]	2,669,450
	Graphic Packaging International, Inc.
800,000	9.500%, 6/15/2017	876,000
1,600,000	7.875%, 10/1/2018	1,696,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
5,090,000	8.875%, 2/1/2018	5,293,600
3,150,000	9.000%, 11/15/2020	3,228,750
	Lyondell Chemical Company
2,104,000	8.000%, 11/1/2017[d]	2,340,700
2,696,790	11.000%, 5/1/2018	3,020,405
	Midwest Vanadium Pty., Ltd.
2,630,000	11.500%, 2/15/2018[d]	2,623,425
	NOVA Chemicals Corporation
5,610,000	8.625%, 11/1/2019	6,248,137
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	4,266,000
	Ryerson Holding Corporation
4,770,000	Zero Coupon, 2/1/2015	2,480,400
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	2,443,750
	Severstal Columbus, LLC
1,600,000	10.250%, 2/15/2018	1,768,000

	Total Basic Materials	56,449,980

Capital Goods (8.8%)
	Abengoa Finance SAU
5,280,000	8.875%, 11/1/2017[d]	5,392,200
	Associated Materials, LLC
4,800,000	9.125%, 11/1/2017[d,e]	4,788,000
	BE Aerospace, Inc.
3,720,000	6.875%, 10/1/2020	3,896,700
	Case New Holland, Inc.
5,300,000	7.875%, 12/1/2017[d]	5,830,000
	Cemex SAB de CV
2,610,000	5.246%, 9/30/2015[c,d]	2,518,650
3,810,000	9.000%, 1/11/2018[d]	3,876,675
	Coleman Cable, Inc.
2,420,000	9.000%, 2/15/2018	2,528,900
	EnergySolutions, Inc.
2,650,000	10.750%, 8/15/2018	2,795,750
	Graham Packaging Company, LP/GPC Capital Corporation I
2,550,000	8.250%, 1/1/2017	2,843,250
1,060,000	8.250%, 10/1/2018	1,179,250
	Liberty Tire Recycling
2,660,000	11.000%, 10/1/2016[d]	2,779,700
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020	5,049,275
	Nortek, Inc.
3,160,000	10.000%, 12/1/2018[d]	3,160,000
3,140,000	8.500%, 4/15/2021[d]	2,904,500
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,747,600
	Packaging Dynamics Corporation
790,000	8.750%, 2/1/2016[d]	801,850
	Plastipak Holdings, Inc.
2,995,000	8.500%, 12/15/2015[d]	3,069,875
500,000	10.625%, 8/15/2019[d]	562,500
	RBS Global, Inc./Rexnord Corporation
4,520,000	8.500%, 5/1/2018	4,774,250
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019[d,e]	1,560,250
2,630,000	8.250%, 2/15/2021[d]	2,459,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Capital Goods (8.8%) - continued
	RSC Equipment Rental, Inc.
$2,272,000	9.500%, 12/1/2014	$2,328,800
950,000	8.250%, 2/1/2021	945,250

	Total Capital Goods	69,792,275

Communications Services (16.5%)
	AMC Networks, Inc.
2,650,000	7.750%, 7/15/2021[d]	2,769,250
	CCO Holdings, LLC
4,250,000	7.250%, 10/30/2017	4,404,063
2,110,000	7.000%, 1/15/2019	2,173,300
	Citadel Broadcasting Corporation
3,260,000	7.750%, 12/15/2018[d]	3,463,750
	Clear Channel Worldwide Holdings, Inc.
6,450,000	9.250%, 12/15/2017	7,030,500
	Cricket Communications, Inc.
5,620,000	7.750%, 10/15/2020[e]	5,507,600
2,100,000	7.750%, 10/15/2020[d]	2,052,750
	CSC Holdings, Inc.
3,450,000	8.500%, 6/15/2015	3,726,000
	Digicel, Ltd.
4,210,000	8.250%, 9/1/2017[d]	4,367,875
	Dish DBS Corporation
4,200,000	6.750%, 6/1/2021[d]	4,305,000
	EH Holding Corporation
4,850,000	6.500%, 6/15/2019[d]	4,934,875
	Frontier Communications Corporation
3,190,000	8.250%, 4/15/2017	3,469,125
	GCI, Inc.
4,200,000	6.750%, 6/1/2021[d]	4,200,000
	Intelsat Bermuda, Ltd.
5,700,000	11.250%, 2/4/2017	6,120,375
	Intelsat Jackson Holdings SA
4,520,000	7.250%, 10/15/2020[d]	4,497,400
	Intelsat Luxembourg SA
10,177,153	11.500%, 2/4/2017	10,940,439
790,000	11.500%, 2/4/2017[d]	849,250
	LBI Media, Inc.
2,090,000	9.250%, 4/15/2019[d]	2,069,100
	Nielsen Finance, LLC/Nielsen Finance Company
975,000	11.500%, 5/1/2016	1,140,750
2,800,000	7.750%, 10/15/2018[d]	2,940,000
	NII Capital Corporation
5,330,000	8.875%, 12/15/2019	5,882,987
2,090,000	7.625%, 4/1/2021	2,184,050
	Ono Finance II plc
3,400,000	10.875%, 7/15/2019[d]	3,621,000
	Quebecor Media, Inc.
3,790,000	7.750%, 3/15/2016	3,917,913
	Satmex Escrow SA de CV
5,230,000	9.500%, 5/15/2017[d,e]	5,334,600
	TW Telecom Holdings, Inc.
2,400,000	8.000%, 3/1/2018	2,559,000
	Univision Communications, Inc.
3,530,000	6.875%, 5/15/2019[d]	3,494,700
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[d]	4,995,000
	Videotron Ltee
2,290,000	9.125%, 4/15/2018	2,556,213
	VimpelCom Holdings BV
6,880,000	7.504%, 3/1/2022[d]	6,886,880
	Virgin Media Finance plc
1,790,000	8.375%, 10/15/2019	1,995,850
	Wind Acquisition Finance SA
2,495,000	7.250%, 2/15/2018[d]	2,594,800
	XM Satellite Radio, Inc.
3,680,000	7.625%, 11/1/2018[d]	3,845,600

	Total Communications Services	130,829,995

Consumer Cyclical (16.8%)
	American Axle & Manufacturing, Inc.
2,150,000	5.250%, 2/11/2014	2,123,125
2,130,000	7.875%, 3/1/2017[e]	2,130,000
	Beazer Homes USA, Inc.
3,200,000	6.875%, 7/15/2015	2,840,000
2,630,000	9.125%, 5/15/2019[d,e]	2,261,800
	Bon-Ton Department Stores, Inc.
2,120,000	10.250%, 3/15/2014[e]	2,120,000
	Burlington Coat Factory Warehouse Corporation
3,650,000	10.000%, 2/15/2019[d]	3,613,500
	Caesars Entertainment Operating Company, Inc.
3,700,000	10.000%, 12/15/2018	3,339,250
	Chrysler Group, LLC
2,540,000	8.000%, 6/15/2019[d,e]	2,495,550
2,990,000	8.250%, 6/15/2021[d,e]	2,930,200
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
2,510,000	10.125%, 3/1/2012	2,359,400
	DineEquity, Inc.
4,200,000	9.500%, 10/30/2018[d]	4,557,000
	Eldorado Resorts, LLC
2,100,000	8.625%, 6/15/2019[d]	1,953,000
	FireKeepers Development Authority
3,030,000	13.875%, 5/1/2015[d]	3,499,650
	Ford Motor Credit Company, LLC
3,500,000	8.000%, 6/1/2014	3,839,650
5,320,000	7.000%, 4/15/2015	5,746,446
	Gaylord Entertainment Company
6,650,000	6.750%, 11/15/2014	6,733,125
	Goodyear Tire & Rubber Company
3,190,000	8.250%, 8/15/2020[e]	3,445,200
	Lear Corporation
2,200,000	7.875%, 3/15/2018	2,365,000
2,200,000	8.125%, 3/15/2020	2,370,500
	Levi Strauss & Company
2,630,000	7.625%, 5/15/2020[e]	2,630,000
	Limited Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,605,325
	Marina District Finance Company, Inc.
4,760,000	9.500%, 10/15/2015[d,e]	4,950,400
530,000	9.875%, 8/15/2018[d,e]	549,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Consumer Cyclical (16.8%) - continued
	NCL Corporation, Ltd.
$2,170,000	11.750%, 11/15/2016	$2,500,925
4,470,000	9.500%, 11/15/2018[d]	4,760,550
	Peninsula Gaming, LLC
2,170,000	8.375%, 8/15/2015[e]	2,278,500
530,000	10.750%, 8/15/2017[d]	579,025
3,990,000	10.750%, 8/15/2017	4,359,075
	Pittsburgh Glass Works, LLC
1,700,000	8.500%, 4/15/2016[d]	1,746,750
	Realogy Corporation
2,980,000	11.500%, 4/15/2017[e]	3,024,700
	Realogy Corporation, Convertible
1,570,000	11.000%, 4/15/2018[d]	1,648,500
	Rite Aid Corporation
2,870,000	7.500%, 3/1/2017	2,848,475
2,060,000	9.500%, 6/15/2017	1,879,750
	Sears Holdings Corporation
3,600,000	6.625%, 10/15/2018[d]	3,339,000
	Seminole Indian Tribe of Florida
1,970,000	7.750%, 10/1/2017[d]	2,038,950
5,540,000	7.804%, 10/1/2020[d]	5,444,712
	Service Corporation International
2,100,000	6.750%, 4/1/2015	2,252,250
	Seven Seas Cruises S de RL, LLC
2,620,000	9.125%, 5/15/2019[d]	2,698,600
	Shingle Springs Tribal Gaming Authority
5,950,000	9.375%, 6/15/2015[d,e]	4,105,500
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[f]	4,877,325
	Universal City Development Partners, Ltd.
930,000	8.875%, 11/15/2015	1,034,625
2,670,000	10.875%, 11/15/2016	3,177,300
	West Corporation
4,650,000	8.625%, 10/1/2018[d]	4,696,500
3,940,000	7.875%, 1/15/2019[d]	3,821,800

	Total Consumer Cyclical	133,570,808

Consumer Non-Cyclical (10.3%)
	Biomet, Inc.
2,090,000	10.375%, 10/15/2017	2,304,225
1,810,000	11.625%, 10/15/2017	2,004,575
	Blue Merger Sub, Inc.
1,300,000	7.625%, 2/15/2019[d]	1,313,000
	Capella Healthcare, Inc.
3,960,000	9.250%, 7/1/2017[d]	4,177,800
	CDRT Merger Sub, Inc.
2,620,000	8.125%, 6/1/2019[d]	2,620,000
	Community Health Systems, Inc.
3,140,000	8.875%, 7/15/2015	3,234,200
	Diversey Holdings, Inc.
2,761,171	10.500%, 5/15/2020	3,410,046
	Diversey, Inc.
1,580,000	8.250%, 11/15/2019	1,852,550
	DJO Finance, LLC/DJO Finance Corporation
2,700,000	9.750%, 10/15/2017[d]	2,740,500
1,730,000	7.750%, 4/15/2018[d,e]	1,723,512
	Endo Pharmaceuticals Holdings, Inc.
790,000	7.000%, 7/15/2019[d]	809,750
2,640,000	7.250%, 1/15/2022[d]	2,679,600
	Giant Funding Corporation
1,050,000	8.250%, 2/1/2018[d]	1,094,625
	HCA, Inc.
2,710,000	8.500%, 4/15/2019	2,994,550
4,270,000	7.250%, 9/15/2020	4,584,913
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,712,000
	Jarden Corporation
1,070,000	7.500%, 1/15/2020	1,112,800
	JBS Finance II, Ltd.
5,050,000	8.250%, 1/29/2018[d]	5,151,000
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014	3,622,500
	Libbey Glass, Inc.
749,000	10.000%, 2/15/2015	812,665
	Michael Foods, Inc.
4,240,000	9.750%, 7/15/2018[d]	4,536,800
	Mylan, Inc.
3,210,000	7.875%, 7/15/2020[d]	3,522,975
	Revlon Consumer Products Corporation
3,730,000	9.750%, 11/15/2015	4,009,750
	Select Medical Corporation
1,625,000	7.625%, 2/1/2015	1,608,750
3,100,000	6.211%, 9/15/2015[c,e]	2,960,500
	Spectrum Brands, Inc.
3,700,000	9.500%, 6/15/2018[d]	4,051,500
	STHI Holding Corporation
1,570,000	8.000%, 3/15/2018[d]	1,593,550
	Teleflex, Inc.
4,210,000	6.875%, 6/1/2019	4,262,625
	Visant Corporation
4,890,000	10.000%, 10/1/2017	5,061,150

	Total Consumer Non-Cyclical	81,562,411

Energy (11.8%)
	Chesapeake Energy Corporation
3,190,000	6.875%, 8/15/2018[e]	3,349,500
	Citgo Petroleum Corporation
3,550,000	11.500%, 7/1/2017[d]	4,118,000
	Coffeyville Resources, LLC
1,584,000	9.000%, 4/1/2015[d]	1,718,640
3,600,000	10.875%, 4/1/2017[d]	4,086,000
	Concho Resources, Inc.
5,240,000	6.500%, 1/15/2022	5,253,100
	Connacher Oil and Gas, Ltd.
4,720,000	8.500%, 8/1/2019[d]	4,484,000
	Denbury Resources, Inc.
800,000	9.750%, 3/1/2016	894,000
428,000	8.250%, 2/15/2020	466,520
1,710,000	6.375%, 8/15/2021	1,710,000
	Energy XXI Gulf Coast, Inc.
2,110,000	9.250%, 12/15/2017[d]	2,247,150
1,580,000	7.750%, 6/15/2019[d,e]	1,572,100
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	4,212,600
	Harvest Operations Corporation
5,290,000	6.875%, 10/1/2017[d]	5,461,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Energy (11.8%) - continued
	Helix Energy Solutions Group, Inc.
$4,000,000	9.500%, 1/15/2016[d]	$4,120,000
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,441,250
2,195,000	7.750%, 2/1/2021[d]	2,282,800
	McJunkin Red Man Corporation
4,290,000	9.500%, 12/15/2016[d]	4,365,075
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	4,026,750
	Oasis Petroleum, Inc.
2,670,000	7.250%, 2/1/2019[d]	2,649,975
	Petrohawk Energy Corporation
850,000	10.500%, 8/1/2014	956,250
3,190,000	7.250%, 8/15/2018	3,273,737
	Pioneer Natural Resources Company
3,200,000	7.500%, 1/15/2020	3,605,782
	Plains Exploration & Production Company
1,670,000	7.750%, 6/15/2015	1,730,538
4,270,000	10.000%, 3/1/2016	4,803,750
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020	2,480,625
	QEP Resources, Inc.
3,670,000	6.875%, 3/1/2021	3,871,850
	SandRidge Energy, Inc.
3,680,000	8.000%, 6/1/2018[d,e]	3,753,600
	SESI, LLC
1,700,000	6.375%, 5/1/2019[d]	1,683,000
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018	3,355,625
	United Refining Company
4,710,000	10.500%, 2/28/2018	4,710,000

	Total Energy	93,684,142

Financials (7.6%)
	Ally Financial, Inc.
2,080,000	7.500%, 12/31/2013	2,223,000
2,650,000	8.000%, 3/15/2020	2,815,625
5,590,000	7.500%, 9/15/2020	5,841,550
	Aviv Healthcare Properties, LP
3,160,000	7.750%, 2/15/2019[d]	3,231,100
	Bank of America Corporation
3,660,000	8.125%, 12/29/2049[e,g]	3,822,175
	CIT Group, Inc.
2,870,000	5.250%, 4/1/2014[d]	2,855,650
7,400,000	7.000%, 5/1/2017	7,381,500
	Community Choice Financial, Inc.
2,620,000	10.750%, 5/1/2019[d]	2,659,300
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	3,657,546
	General Motors Financial Company, Inc.
1,310,000	6.750%, 6/1/2018[d,e]	1,313,275
	Harbinger Group, Inc.
790,000	10.625%, 11/15/2015[d]	802,837
2,100,000	10.625%, 11/15/2015[e]	2,168,250
	Icahn Enterprises, LP
4,730,000	7.750%, 1/15/2016	4,854,162
5,780,000	8.000%, 1/15/2018	5,866,700
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015[e]	2,438,438
1,950,000	8.750%, 3/15/2017	2,132,812
1,600,000	8.875%, 9/1/2017[e]	1,760,000
	Nuveen Investments, Inc.
2,630,000	10.500%, 11/15/2015[d]	2,662,875
	Speedy Cash, Inc.
2,100,000	10.750%, 5/15/2018[d]	2,147,250

	Total Financials	60,634,045

Technology (4.9%)
	Advanced Micro Devices, Inc.
3,200,000	8.125%, 12/15/2017	3,344,000
930,000	7.750%, 8/1/2020	957,900
	Amkor Technology, Inc.
10,480,000	6.625%, 12/1/2011[d,e]	10,087,000
	Equinix, Inc.
3,770,000	8.125%, 3/1/2018	4,104,588
	First Data Corporation
2,090,000	11.250%, 3/31/2016[e]	2,058,650
1,040,000	7.375%, 6/15/2019[d,e]	1,047,800
1,850,000	12.625%, 1/15/2021[d,e]	1,979,500
	Freescale Semiconductor, Inc.
2,110,000	8.050%, 2/1/2020[d,e]	2,120,550
4,530,000	10.750%, 8/1/2020[d]	5,118,900
	NXP BV/NXP Funding, LLC
2,660,000	9.750%, 8/1/2018[d]	2,979,200
	Seagate HDD Cayman
3,140,000	7.750%, 12/15/2018[d]	3,297,000
	Sensata Technologies BV
2,100,000	6.500%, 5/15/2019[d]	2,094,750

	Total Technology	39,189,838

Transportation (3.6%)
	American Petroleum Tankers LLC
1,204,000	10.250%, 5/1/2015	1,258,180
	CMA CGM SA
4,710,000	8.500%, 4/15/2017[d]	3,956,400
	Continental Airlines, Inc.
3,000,000	6.750%, 9/15/2015[d]	3,015,000
	Delta Air Lines, Inc.
1,410,000	9.500%, 9/15/2014[d]	1,503,413
	Hertz Corporation
5,750,000	6.750%, 4/15/2019[d]	5,692,500
	Navios Maritime Acquisition Corporation
1,050,000	8.625%, 11/1/2017	1,034,250
1,310,000	8.625%, 11/1/2017[d]	1,290,350
	Navios Maritime Holdings, Inc.
1,330,000	8.875%, 11/1/2017	1,369,900
3,270,000	8.125%, 2/15/2019[d]	3,139,200
	Navios South American Logistics,
	Inc./Navios Logistics Finance US, Inc.
1,360,000	9.250%, 4/15/2019[d]	1,370,200
	United Air Lines, Inc.
2,122,559	9.750%, 1/15/2017	2,409,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Transportation (3.6%) - continued
	United Maritime Group, LLC/United Maritime Group Finance Corporation
$2,140,000	11.750%, 6/15/2015	$2,236,300

	Total Transportation	28,274,797

Utilities (3.5%)
	AES Corporation
5,900,000	7.375%, 7/1/2021[d,e]	5,988,500
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,719,441
	Crosstex Energy/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018	3,972,450
	Holly Energy Partners, LP
2,130,000	8.250%, 3/15/2018	2,257,800
	Inergy, LP
5,060,000	7.000%, 10/1/2018	5,110,600
	Regency Energy Partners, LP
3,670,000	6.875%, 12/1/2018	3,798,450
	Targa Resources Partners, LP
3,460,000	7.875%, 10/15/2018[d]	3,650,300

	Total Utilities	27,497,541

	Total Long-Term Fixed Income (cost $700,711,150)	726,310,992

Shares	Preferred Stock (1.9%)	Value
Financials (1.9%)
3,381	Ally Financial, Inc., 7.000%[d,g]	3,177,506
62,690	Ally Financial, Inc., 8.500%[g]	1,569,131
104,852	Citigroup Capital XII, 8.500%	2,707,278
26,500	Citigroup, Inc., Convertible, 7.500%	3,183,975
45,250	GMAC Capital Trust I, 8.125%[h]	1,158,400
3,000	Wells Fargo & Company, Convertible, 7.500%[g]	3,180,000

	Total Financials	14,976,290

	Total Preferred Stock (cost $11,959,663)	14,976,290

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[h,i]	0

	Total Consumer Discretionary	0

	Total Common Stock (cost $6,270,446)	0

	Collateral Held for Securities Loaned (8.4%)
66,440,480	Thrivent Financial Securities Lending Trust	66,440,480

	Total Collateral Held for Securities Loaned (cost $66,440,480)	66,440,480

Principal Amount	Short-Term Investments (2.6%)[j]	Value
	Federal Home Loan Bank Discount Notes
10,000,000	0.045%, 7/15/2011	9,999,825
5,000,000	0.010%, 7/18/2011	4,999,976
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.050%, 7/15/2011	4,999,903
820,000	0.160%, 8/29/2011	819,787

	Total Short-Term Investments (at amortized cost)	20,819,491

	Total Investments (cost $822,254,216) 106.3%	$843,478,186

	Other Assets and Liabilities, Net (6.3%)	(49,737,845)

	Total Net Assets 100.0%	$793,740,341

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $341,670,438 or 43.0% of total net assets.
e	All or a portion of the security is on loan.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$4,748,878

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Non-income producing security.
i	Security is fair valued.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,729,713
Gross unrealized depreciation	(14,761,820)
Net unrealized appreciation (depreciation)	$20,967,893

Cost for federal income tax purposes	$822,510,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Financials	3,834,819	—	3,834,819	—
Technology	2,728,551	—	2,728,551	—
Utilities	8,367,563	—	8,367,563	—
Long-Term Fixed Income
Asset-Backed Securities	4,825,160	—	4,825,160	—
Basic Materials	56,449,980	—	56,449,980	—
Capital Goods	69,792,275	—	69,792,275	—
Communications Services	130,829,995	—	130,829,995	—
Consumer Cyclical	133,570,808	—	133,570,808	—
Consumer Non-Cyclical	81,562,411	—	81,562,411	—
Energy	93,684,142	—	93,684,142	—
Financials	60,634,045	—	60,634,045	—
Technology	39,189,838	—	39,189,838	—
Transportation	28,274,797	—	28,274,797	—
Utilities	27,497,541	—	27,497,541	—
Preferred Stock
Financials	14,976,290	11,798,784	3,177,506	—
Common Stock
Consumer Discretionary	—	—	—	—
Collateral Held for Securities Loaned	66,440,480	66,440,480	—	—
Short-Term Investments	20,819,491	—	20,819,491	—

Total	$843,478,186	$78,239,264	$765,238,922	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Transportation	2,517,314	—	(41,800)	—	(66,410)	—	(2,409,104)	—
Common Stock Consumer Discretionary ^	—	—	—	—	—	—	—	—
Materials	—	(47,568)	47,568	—	—	—	—	—

Total	$2,517,314)	($47,568	$5,768	$—	($66,410)	$—	($2,409,104)	$—

^	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	48,334
Total Credit Contracts		48,334

Total		$48,334

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$12,672,854	1.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$58,703,553	$157,476,012	$149,739,085	66,440,480	$66,440,480	$121,241
Total Value and Income Earned	58,703,553				66,440,480	121,241

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (53.2%)	Value
Asset-Backed Securities (2.6%)
	Carrington Mortgage Loan Trust
$1,200,000	0.336%, 8/25/2036[a]	$387,280
	Goldman Sachs Alternative Mortgage Products Trust
528,373	0.266%, 8/25/2036[a]	484,857
	GSAMP Trust
794,184	0.366%, 2/25/2036[a]	656,876
	J.P. Morgan Mortgage Trust
442,998	2.739%, 2/25/2036	388,567
	Renaissance Home Equity Loan Trust
512,819	5.746%, 5/25/2036	335,497
632,000	6.011%, 5/25/2036	350,271
950,000	5.797%, 8/25/2036	429,055

	Total Asset-Backed Securities	3,032,403

Basic Materials (3.2%)
	Alcoa, Inc.
190,000	6.150%, 8/15/2020	201,283
175,000	5.400%, 4/15/2021	175,540
	Allegheny Technologies, Inc., Convertible
103,000	4.250%, 6/1/2014	170,465
	ArcelorMittal
380,000	5.500%, 3/1/2021	380,593
	Arch Coal, Inc.
530,000	7.000%, 6/15/2019[b]	528,675
	Dow Chemical Company
400,000	8.550%, 5/15/2019	515,778
	FMG Resources Property, Ltd.
530,000	7.000%, 11/1/2015[b]	540,600
	Georgia-Pacific, LLC
530,000	8.000%, 1/15/2024	629,398
	Newmont Mining Corporation, Convertible
112,000	3.000%, 2/15/2012	137,200
	Novelis, Inc.
530,000	8.375%, 12/15/2017	565,775

	Total Basic Materials	3,845,307

Capital Goods (1.4%)
	Alliant Techsystems, Inc. Convertible
121,000	3.000%, 8/15/2024	134,461
	Bombardier, Inc.
350,000	7.750%, 3/15/2020[b]	393,750
	Case New Holland, Inc.
530,000	7.875%, 12/1/2017[b]	583,000
	Owens-Brockway Glass Container, Inc., Convertible
150,000	3.000%, 6/1/2015[b]	147,750
	Textron, Inc.
300,000	7.250%, 10/1/2019[c]	352,702

	Total Capital Goods	1,611,663

Collateralized Mortgage Obligations (7.4%)
	Bear Stearns Adjustable Rate Mortgage Trust
467,673	2.560%, 10/25/2035[a]	408,298
	Citigroup Mortgage Loan Trust, Inc.
625,533	5.500%, 11/25/2035	543,671
	CitiMortgage Alternative Loan Trust
902,868	5.750%, 4/25/2037	659,111
	Countrywide Alternative Loan Trust
406,804	6.000%, 4/25/2036	306,828
345,303	6.000%, 1/25/2037	242,519
	Deutsche Alt-A Securities, Inc.
327,387	5.500%, 10/25/2021	304,099
1,280,771	1.050%, 4/25/2047[a]	820,548
	First Horizon Mortgage Pass- Through Trust
493,939	5.698%, 8/25/2037	367,000
	GSR Mortgage Loan Trust
571,673	0.376%, 8/25/2046[a]	465,782
	HomeBanc Mortgage Trust
504,876	2.234%, 4/25/2037	311,168
	J.P. Morgan Alternative Loan Trust
39,341	0.256%, 11/25/2036[a]	38,215
	J.P. Morgan Chase Commercial Mortgage Securities
878,915	5.518%, 1/25/2037	646,716
	J.P. Morgan Mortgage Trust
321,931	6.500%, 1/25/2035	314,804
266,993	5.346%, 10/25/2036	220,737
	MASTR Alternative Loans Trust
865,529	6.500%, 5/25/2034	897,966
365,501	6.500%, 7/25/2034	383,224
	New York Mortgage Trust, Inc.
719,416	2.820%, 5/25/2036	176,567
	Structured Adjustable Rate Mortgage Loan Trust
514,266	5.454%, 9/25/2036	111,612
	WaMu Mortgage Pass Through Certificates
397,201	5.387%, 11/25/2036	349,182
217,190	5.565%, 8/25/2046	174,913
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,060,496	1.028%, 2/25/2047[a]	512,087
	Wells Fargo Mortgage Backed Securities Trust
303,964	5.511%, 9/25/2036	11,707
543,117	6.000%, 7/25/2037	526,808

	Total Collateralized Mortgage Obligations	8,793,562

Commercial Mortgage-Backed Securities (2.5%)
	Banc of America Commercial Mortgage, Inc.
650,000	5.833%, 4/10/2049	615,434
	Commercial Mortgage Pass- Through Certificates
500,000	0.367%, 6/15/2022[a,d]	455,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (53.2%)	Value
Commercial Mortgage-Backed Securities (2.5%) - continued
	Greenwich Capital Commercial Funding Corporation
$650,000	5.867%, 12/10/2049	$594,337
	LB-UBS Commercial Mortgage Trust
650,000	6.375%, 9/15/2045	638,865
	Wachovia Bank Commercial Mortgage Trust
650,000	0.307%, 9/15/2021[a,d]	606,521

	Total Commercial Mortgage- Backed Securities	2,910,647

Communications Services (5.6%)
	CBS Corporation
300,000	8.875%, 5/15/2019	382,428
	CCO Holdings, LLC
530,000	7.000%, 1/15/2019	545,900
	CenturyLink, Inc.
350,000	6.450%, 6/15/2021	345,999
	Clear Channel Worldwide Holdings, Inc.
530,000	9.250%, 12/15/2017	577,700
	Cricket Communications, Inc.
465,000	7.750%, 10/15/2020[c]	455,700
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
380,000	6.375%, 3/1/2041	405,718
	Dish DBS Corporation
530,000	6.750%, 6/1/2021[b]	543,250
	EH Holding Corporation
530,000	6.500%, 6/15/2019[b]	539,275
	Intelsat Luxembourg SA
530,000	11.500%, 2/4/2017[b]	569,750
	NII Capital Corporation
530,000	7.625%, 4/1/2021	553,850
	SBA Communications Corporation, Convertible
260,000	1.875%, 5/1/2013	285,675
	Telefonica Emisiones SAU
190,000	5.134%, 4/27/2020	188,341
	Telefonica SA
175,000	5.877%, 7/15/2019	183,767
	Virgin Media Finance plc
470,000	9.500%, 8/15/2016	531,100
	Wind Acquisition Finance SA
530,000	7.250%, 2/15/2018[b]	551,200

	Total Communications Services	6,659,653

Consumer Cyclical (4.2%)
	Chrysler Group, LLC
470,000	8.000%, 6/15/2019[b,c]	461,775
	CVS Caremark Corporation
500,000	6.302%, 6/1/2037	486,875
	Ford Motor Credit Company, LLC
350,000	6.625%, 8/15/2017	372,064
	Goodyear Tire & Rubber Company
530,000	8.250%, 8/15/2020[c]	572,400
	Home Depot, Inc.
200,000	3.950%, 9/15/2020	197,878
	Lennar Corporation, Convertible
150,000	2.000%, 12/1/2020[b]	150,563
	MGM Resorts International
520,000	11.125%, 11/15/2017	594,100
	Rite Aid Corporation
530,000	7.500%, 3/1/2017	526,025
	Starwood Hotels & Resorts Worldwide, Inc.
530,000	6.750%, 5/15/2018	586,975
	Toys R Us Property Company II, LLC
530,000	8.500%, 12/1/2017	553,850
	West Corporation
495,000	7.875%, 1/15/2019[b]	480,150

	Total Consumer Cyclical	4,982,655

Consumer Non-Cyclical (3.3%)
	Anheuser-Busch InBev Worldwide, Inc.
285,000	4.375%, 2/15/2021	291,432
	Archer-Daniels-Midland Company, Convertible
140,000	0.875%, 2/15/2014	147,700
	Beckman Coulter, Inc., Convertible
131,000	2.500%, 12/15/2036	156,381
	Bunge Limited Finance Corporation
125,000	4.100%, 3/15/2016	130,209
	Charles River Laboratories International, Inc., Convertible
140,000	2.250%, 6/15/2013	146,825
	Community Health Systems, Inc.
530,000	8.875%, 7/15/2015	545,900
	Gilead Sciences, Inc., Convertible
113,000	0.625%, 5/1/2013	134,046
	HCA, Inc.
530,000	7.250%, 9/15/2020	569,088
	JBS USA, LLC/JBS USA Finance, Inc.
535,000	11.625%, 5/1/2014	615,250
	Molson Coors Brewing Company, Convertible
140,000	2.500%, 7/30/2013	153,650
	Mylan, Inc.
490,000	7.875%, 7/15/2020[b]	537,775
	Reynolds Group Holdings, Ltd.
530,000	6.875%, 2/15/2021[b]	516,750

	Total Consumer Non-Cyclical	3,945,006

Energy (4.5%)
	Chesapeake Energy Corporation, Convertible
130,000	2.750%, 11/15/2035	143,813
	Denbury Resources, Inc.
530,000	9.750%, 3/1/2016	592,275
	Enbridge Energy Partners, LP
600,000	8.050%, 10/1/2037[c]	650,966
	Enterprise Products Operating, LLC
700,000	7.034%, 1/15/2068	735,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (53.2%)	Value
Energy (4.5%) - continued
	Linn Energy, LLC
$530,000	7.750%, 2/1/2021[b]	$551,200
	Nexen, Inc.
380,000	6.400%, 5/15/2037	379,056
	Pioneer Natural Resources Company
605,000	7.500%, 1/15/2020	681,718
	Plains Exploration & Production Company
520,000	7.625%, 6/1/2018	546,000
	SandRidge Energy, Inc.
530,000	8.000%, 6/1/2018[b]	540,600
	Transocean, Inc.
400,000	7.375%, 4/15/2018	465,767

	Total Energy	5,287,270

Financials (13.6%)
	Abbey National Treasury Services plc
175,000	4.000%, 4/27/2016[e]	173,655
	ABN Amro North American Holding Preferred Capital Repackage Trust I
350,000	6.523%, 12/29/2049[b,f]	323,750
	Aegon NV
400,000	3.698%, 7/29/2049[a,f]	279,380
	American Express Company
400,000	6.800%, 9/1/2066[e]	411,000
	American International Group, Inc.
400,000	8.250%, 8/15/2018	459,451
285,000	6.400%, 12/15/2020	306,770
	Apollo Investment Corporation, Convertible
350,000	5.750%, 1/15/2016[b,e]	344,750
	Bank of America Corporation
700,000	5.875%, 1/5/2021	734,632
240,000	8.000%, 12/29/2049[f]	250,634
	BB&T Capital Trust IV
200,000	6.820%, 6/12/2057	202,500
	BBVA Bancomer SA/Texas
190,000	6.500%, 3/10/2021[b]	193,800
	BBVA International Preferred SA Unipersonal
350,000	5.919%, 12/29/2049[f]	289,761
	CNA Financial Corporation
400,000	7.350%, 11/15/2019	455,975
	Coventry Health Care, Inc.
85,000	5.450%, 6/15/2021	86,973
	Developers Diversified Realty Corporation
475,000	7.875%, 9/1/2020	544,619
	Discover Bank
400,000	8.700%, 11/18/2019	482,544
	General Electric Capital Corporation
190,000	5.300%, 2/11/2021	197,703
	Goldman Sachs Group, Inc., Convertible
447	0.500%, 3/30/2012[b,g]	319,361
	HCP, Inc.
300,000	6.700%, 1/30/2018	335,382
150,000	5.375%, 2/1/2021	154,714
	Health Care REIT, Inc.
380,000	6.500%, 3/15/2041	372,175
	HSBC Finance Corporation
285,000	6.676%, 1/15/2021[b]	292,414
	Huntington Bancshares, Inc.
200,000	7.000%, 12/15/2020	225,501
	Huntington National Bank
400,000	6.600%, 6/15/2018	445,140
	Icahn Enterprises, LP
530,000	8.000%, 1/15/2018	537,950
	ING Capital Funding Trust III
400,000	3.846%, 12/31/2049[a,f]	377,751
	International Lease Finance Corporation
440,000	5.750%, 5/15/2016	433,275
	J.P. Morgan Chase & Company
170,000	3.150%, 7/5/2016	171,040
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	441,081
	KeyCorp
110,000	5.100%, 3/24/2021	112,034
	LBG Capital No. 1 plc
380,000	7.875%, 11/1/2020[b]	355,300
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027	104,500
	Liberty Mutual Group, Inc.
350,000	10.750%, 6/15/2058[b]	464,625
	Lincoln National Corporation
630,000	6.050%, 4/20/2067	606,375
	Lloyds TSB Bank plc
100,000	6.500%, 9/14/2020[b]	94,328
	MetLife, Inc.
450,000	7.875%, 12/15/2037[b]	470,118
	Morgan Stanley
380,000	5.750%, 1/25/2021	384,495
	Prudential Financial, Inc.
300,000	6.200%, 11/15/2040	306,576
	Regions Bank
400,000	7.500%, 5/15/2018	418,282
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	573,209
175,000	5.000%, 6/1/2021	173,133
	Royal Bank of Scotland plc
175,000	6.125%, 1/11/2021	179,395
	Santander Holdings USA, Inc.
90,000	4.625%, 4/19/2016	90,447
	SLM Corporation
350,000	8.000%, 3/25/2020	375,831
	Swiss RE Capital I, LP
420,000	6.854%, 5/29/2049[b,f]	403,824
	XL Capital, Ltd.
600,000	6.500%, 12/31/2049[c,f]	550,500
	ZFS Finance USA Trust II
550,000	6.450%, 12/15/2065[b]	558,250

	Total Financials	16,064,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (53.2%)	Value
Foreign Government (0.2%)
	Brazil Government International Bond
$200,000	4.875%, 1/22/2021	$213,900

	Total Foreign Government	213,900

Technology (1.4%)
	EMC Corporation, Convertible
112,000	1.750%, 12/1/2013	196,280
	Freescale Semiconductor, Inc.
530,000	9.250%, 4/15/2018[b]	571,075
	Intel Corporation, Convertible
140,000	3.250%, 8/1/2039	170,800
	International Game Technology, Convertible
112,000	3.250%, 5/1/2014	133,560
	Seagate HDD Cayman
530,000	7.750%, 12/15/2018[b]	556,500

	Total Technology	1,628,215

Transportation (1.0%)
	Delta Air Lines, Inc.
500,000	9.500%, 9/15/2014[b]	533,125
177,617	7.750%, 12/17/2019	194,722
	Hertz Corporation
530,000	6.750%, 4/15/2019[b]	524,700

	Total Transportation	1,252,547

Utilities (2.3%)
	AES Corporation
530,000	7.375%, 7/1/2021[b,c]	537,950
	CenterPoint Energy, Inc.
140,000	6.500%, 5/1/2018	160,179
	CMS Energy Corporation, Convertible
112,000	5.500%, 6/15/2029	161,700
	Energy Transfer Partners, LP
350,000	4.650%, 6/1/2021	342,416
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
530,000	6.500%, 8/15/2021	526,025
	NiSource Finance Corporation
350,000	6.125%, 3/1/2022	385,594
	Southern Union Company
200,000	7.200%, 11/1/2066[c]	186,000
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	402,106

	Total Utilities	2,701,970

	Total Long-Term Fixed Income (cost $62,217,651)	62,929,701

Shares	Common Stock (36.9%)
Consumer Discretionary (3.4%)
3,700	Amazon.com, Inc.[h]	756,613
15,400	DIRECTV[h]	782,628
13,600	Ford Motor Company[h]	187,544
10,700	Gap, Inc.	193,670
6,500	McDonald’s Corporation	548,080
19,800	TJX Companies, Inc.	1,040,094
7,000	Weight Watchers International, Inc.	528,290

	Total Consumer Discretionary	4,036,919

Consumer Staples (4.5%)
8,400	Coca-Cola Company	565,236
4,900	Colgate-Palmolive Company	428,309
8,800	Dr. Pepper Snapple Group, Inc.	368,984
6,200	Herbalife, Ltd.	357,368
6,700	Kimberly-Clark Corporation	445,952
8,400	PepsiCo, Inc.	591,612
16,500	Philip Morris International, Inc.	1,101,705
2,937	Procter & Gamble Company	186,705
4,500	Walgreen Company	191,070
19,400	Wal-Mart Stores, Inc.	1,030,916

	Total Consumer Staples	5,267,857

Energy (5.4%)
10,400	Chevron Corporation	1,069,536
4,600	CNOOC, Ltd. ADR[c]	1,085,278
8,700	ConocoPhillips	654,153
4,500	Core Laboratories NVc	501,930
3,200	Energen Corporation	180,800
4,000	Eni SPA ADR[c]	190,200
11,000	Kayne Anderson MLP Investment Company	332,750
10,800	Marathon Oil Corporation	568,944
3,400	Murphy Oil Corporation	223,244
3,000	Occidental Petroleum Corporation	312,120
24,800	StatoilHydro ASA Sponsor ADR[c]	631,160
2,900	Transocean, Ltd.	187,224
15,400	W&T Offshore, Inc.[c]	402,248

	Total Energy	6,339,587

Financials (7.1%)
15,000	Aflac, Inc.[e]	700,200
8,500	Allstate Corporation	259,505
5,100	Ameriprise Financial, Inc.	294,168
62,689	Annaly Capital Management, Inc.[e]	1,130,910
79,500	Anworth Mortgage Asset Corporation	597,045
40,000	Ares Capital Corporation	642,800
5,900	Axis Capital Holdings, Ltd.	182,664
1,400	Goldman Sachs Group, Inc.	186,326
28,650	Invesco Mortgage Capital, Inc.	605,374
11,446	Manulife Financial Corporation	202,693
44,400	MFA Financial, Inc.	356,976
11,100	Morgan Stanley	255,411
23,000	Solar Capital, Ltd.	567,870
4,700	Travelers Companies, Inc.	274,386
57,050	Two Harbors Investment Corporation	613,288
12,300	U.S. Bancorp	313,773
9,300	Validus Holdings, Ltd.	287,835
22,700	Wells Fargo & Company	636,962
18,000	Western Asset Emerging Markets Debt Fund, Inc.	343,620

	Total Financials	8,451,806

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (36.9%)	Value
Health Care (3.2%)
11,700	Abbott Laboratories[e]	$615,654
15,200	AstraZeneca plc ADR	761,064
4,600	Gilead Sciences, Inc.[h]	190,486
9,800	Johnson & Johnson	651,896
20,000	Medtronic, Inc.	770,600
28,253	Pfizer, Inc.	582,012
3,900	UnitedHealth Group, Inc.	201,162

	Total Health Care	3,772,874

Industrials (3.9%)
4,200	3M Company	398,370
7,300	ABB, Ltd. ADR[h]	189,435
49,950	Alerian MLP ETF[c]	801,198
4,000	Caterpillar, Inc.	425,840
2,400	Dun & Bradstreet Corporation	181,296
8,000	Emerson Electric Company	450,000
3,400	Honeywell International, Inc.	202,606
9,600	Joy Global, Inc.	914,304
5,000	KBR, Inc.	188,450
12,500	Nordson Corporation	685,625
16,200	Southwest Airlines Company	185,004

	Total Industrials	4,622,128

Information Technology (4.1%)
19,100	Accenture plc	1,154,022
600	Apple, Inc.[h]	201,402
8,900	BMC Software, Inc.[h]	486,830
12,200	Cisco Systems, Inc.	190,442
1,700	F5 Networks, Inc.[h]	187,425
8,600	Intel Corporation	190,576
4,000	International Business Machines Corporation	686,200
5,900	Linear Technology Corporation	194,818
1,900	MasterCard, Inc.	572,546
21,400	Micron Technology, Inc.[h]	160,072
26,000	Microsoft Corporation	676,000
12,700	Teradyne, Inc.[h]	187,960

	Total Information Technology	4,888,293

Materials (1.7%)
2,200	BASF SE ADR	215,732
9,000	E.I. du Pont de Nemours and Company	486,450
4,600	LyondellBasell Industries NV	177,192
6,100	Mesabi Trust[c]	204,228
5,300	Southern Copper Corporation	174,211
24,100	Vale SA SP ADR	769,995

	Total Materials	2,027,808

Telecommunications Services (2.2%)
28,800	AT&T, Inc.[e]	904,608
8,600	China Unicom (Hong Kong), Ltd. ADR[c]	174,322
8,000	Nippon Telegraph & Telephone Corporation ADR	193,440
20,235	Telecomunicacoes de Sao Paulo SA ADR[c]	600,979
18,700	Verizon Communications, Inc.	696,201

	Total Telecommunications Services	2,569,550

Utilities (1.4%)
15,900	Enersis SA ADR	367,290
3,900	National Grid plc ADR	192,777
53,900	Questar Corporation	954,569
4,900	Southern Company	197,862

	Total Utilities	1,712,498

	Total Common Stock (cost $42,001,695)	43,689,320

	Preferred Stock (1.7%)
Energy (0.2%)
4,000	Apache Corporation, Convertible, 6.000%	263,680

	Total Energy	263,680

Financials (1.5%)
565	Ally Financial, Inc., 7.000%[b,f]	530,994
3,360	AMG Capital Trust I, Convertible, 5.100%	158,340
12,800	Citigroup Capital XII, 8.500%	330,496
1,800	Citigroup, Inc., Convertible, 7.500%	216,270
500	SG Preferred Capital II, LLC, 6.302%[b,f]	486,406

	Total Financials	1,722,506

	Total Preferred Stock (cost $1,847,576)	1,986,186

	Collateral Held for Securities Loaned (6.8%)
7,988,325	Thrivent Financial Securities Lending Trust	7,988,325

	Total Collateral Held for Securities Loaned (cost $7,988,325)	7,988,325

Principal Amount	Short-Term Investments (5.4%)[i]
	Alliancebernstein LP
2,000,000	0.130%, 7/1/2011	2,000,000
	Federal Home Loan Mortgage Corporation Discount Notes
1,450,000	0.157%, 8/29/2011[j]	1,449,631
	Federal National Mortgage Association Discount Notes
3,000,000	0.010%, 7/8/2011	2,999,994

	Total Short-Term Investments (at amortized cost)	6,449,625

	Total Investments (cost $120,504,872) 104.0%	$123,043,157

	Other Assets and Liabilities, Net (4.0%)	(4,758,923)

	Total Net Assets 100.0%	$118,284,234

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $15,197,333 or 12.8% of total net assets.
c	All or a portion of the security is on loan.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$500,000
Wachovia Bank Commercial Mortgage Trust	4/25/2007	650,000

e	All or a portion of the security was earmarked to cover written options.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At June 30, 2011, $1,199,694 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,816,360
Gross unrealized depreciation	(3,526,781)

Net unrealized appreciation (depreciation)	$2,289,579

Cost for federal income tax purposes	$120,753,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,032,403	—	3,032,403	—
Basic Materials	3,845,307	—	3,845,307	—
Capital Goods	1,611,663	—	1,611,663	—
Collateralized Mortgage Obligations	8,793,562	—	8,793,562	—
Commercial Mortgage-Backed Securities	2,910,647	—	2,910,647	—
Communications Services	6,659,653	—	6,659,653	—
Consumer Cyclical	4,982,655	—	4,982,655	—
Consumer Non-Cyclical	3,945,006	—	3,945,006	—
Energy	5,287,270	—	5,287,270	—
Financials	16,064,903	—	15,745,542	319,361
Foreign Government	213,900	—	213,900	—
Technology	1,628,215	—	1,628,215	—
Transportation	1,252,547	—	1,252,547	—
Utilities	2,701,970	—	2,701,970	—

Common Stock
Consumer Discretionary	4,036,919	4,036,919	—	—
Consumer Staples	5,267,857	5,267,857	—	—
Energy	6,339,587	6,339,587	—	—
Financials	8,451,806	8,249,113	202,693	—
Health Care	3,772,874	3,772,874	—	—
Industrials	4,622,128	4,622,128	—	—
Information Technology	4,888,293	4,888,293	—	—
Materials	2,027,808	2,027,808	—	—
Telecommunications Services	2,569,550	2,569,550	—	—
Utilities	1,712,498	1,712,498	—	—

Preferred Stock
Energy	263,680	263,680	—	—
Financials	1,722,506	546,766	1,175,740	—
Collateral Held for Securities Loaned	7,988,325	7,988,325	—	—
Short-Term Investments	6,449,625	—	6,449,625	—

Total	$123,043,157	$52,285,398	$70,438,398	$319,361

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	181,375	181,375	—	—
Call Options Written	250	250	—	—

Total Asset Derivatives	$181,625	$181,625	$—	$—

Liability Derivatives
Futures Contracts	169,391	169,391	—	—
Call Options Written	4,438	4,438	—	—

Total Liability Derivatives	$173,829	$173,829	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Financials	—	—	(30,542)	349,903		—	—	319,361
Transportation	432,459	17,415	(13,586)	—	(241,566)	—	(194,722)	—

Total	$432,459	$17,415	($44,128)	$349,903	($241,566)	$—	($194,722)	$319,361

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($30,542).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	September 2011	$3,093,064	$3,099,078	$6,014
10-Yr. U.S. Treasury Bond Futures	(5)	September 2011	(608,852)	(611,641)	(2,789)
S&P 500 Index Futures	(13)	September 2011	(4,108,772)	(4,275,374)	(166,602)
S&P 500 Index Mini-Futures	105	September 2011	6,731,014	6,906,375	175,361
Total Futures Contracts					$11,984

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	25	$1,345.00	August 2011	($16,875)	$250
S&P 500 Mini-Futures Call Option	25	1,325.00	July 2011	(11,250)	(4,438)
Total Call Options Written				($28,125)	($4,188)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$6,014
Total Interest Rate Contracts		6,014

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	175,361
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	250
Total Equity Contracts		175,611

Total Asset Derivatives		$181,625

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	4,438
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	166,602
Total Equity Contracts		171,040

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,789
Total Interest Rate Contracts		2,789

Total Liability Derivatives		$173,829

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(3,862)
Futures	Net realized gains/(losses) on Futures contracts	(52,440)
Total Equity Contracts		(56,302)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	38,090
Total Interest Rate Contracts		38,090
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(348,663)
Total Credit Contracts		(348,663)

Total		($366,875)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(5,051)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(67,529)
Total Equity Contracts		(72,580)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	32,523
Total Interest Rate Contracts		32,523
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	306,020
Total Credit Contracts		306,020

Total		$265,963

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$10,027,463	8.8%	N/A	N/A	13
Interest Rate
Contracts	3,714,427	3.3	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$6,553,960	5.8%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$5,464,100	$29,449,366	$26,925,141	7,988,325	$7,988,325	$15,426
Total Value and Income Earned	5,464,100				7,988,325	15,426

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Asset-Backed Securities (0.8%)
	Americredit Automobile Receivables Trust
$26,670	5.190%, 1/6/2015[a]	$27,164
	Citi Financial Auto Issuance Trust Class A2
12,892	1.830%, 11/15/2012[b]	12,907
	CPS Auto Trust
27,016	6.480%, 7/15/2013[b,c]	27,775

	Total Asset-Backed Securities	67,846

Basic Materials (0.8%)
	Yara International ASA
50,000	7.875%, 6/11/2019[b]	61,119

	Total Basic Materials	61,119

Capital Goods (1.6%)
	BE Aerospace, Inc.
60,000	6.875%, 10/1/2020	62,850
	Masco Corporation
60,000	5.875%, 7/15/2012	62,062

	Total Capital Goods	124,912

Collateralized Mortgage Obligations (2.2%)
	Countrywide Alternative Loan Trust
45,335	4.968%, 7/25/2035	46,006
	Credit Suisse First Boston Mortgage Securities Corporation
44,514	2.750%, 12/25/2033	12,381
	First Union National Bank
54,927	6.223%, 12/12/2033	55,157
	GMAC Mortgage Corporation Loan Trust
40,260	5.500%, 10/25/2033	41,068
	J.P. Morgan Mortgage Trust
12,832	5.277%, 7/25/2035	12,445
	Merrill Lynch Mortgage Investors Trust
8,419	2.656%, 12/25/2035	8,292

	Total Collateralized Mortgage Obligations	175,349

Commercial Mortgage-Backed Securities (6.6%)
	Banc of America Commercial Mortgage, Inc.
57,063	6.186%, 6/11/2035	57,817
31,314	4.161%, 12/10/2042	31,366
	Federal Home Loan Mortgage Corporation
100,000	5.250%, 4/18/2016	115,174
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
60,000	6.162%, 5/12/2034	61,166
7,607	6.429%, 4/15/2035	7,600
26,974	5.857%, 10/12/2035	27,016
46,207	6.465%, 11/15/2035	46,525
	Morgan Stanley Dean Witter Capital I
150,000	6.550%, 7/15/2033	151,885
	PNC Mortgage Securities Corporation
1,502	6.360%, 3/12/2034	1,507
	Wachovia Bank Commercial Mortgage Trust
32,913	5.230%, 7/15/2041	33,139

	Total Commercial Mortgage- Backed Securities	533,195

Communications Services (4.3%)
	American Tower Corporation
80,000	4.500%, 1/15/2018	79,963
	Crown Castle Towers, LLC
80,000	4.883%, 8/15/2020[b]	80,442
	DISH DBS Corporation
50,000	6.375%, 10/1/2011	50,437
	SBA Tower Trust
60,000	4.254%, 4/15/2015[b]	63,122
	Telefonica Emisiones SAU
70,000	5.134%, 4/27/2020	69,389

	Total Communications Services	343,353

Consumer Cyclical (8.4%)
	CVS Corporation
60,000	6.125%, 8/15/2016	68,784
	CVS Pass-Through Trust
48,715	7.507%, 1/10/2032[b]	57,720
	GameStop Corporation
29,000	8.000%, 10/1/2012	29,435
	Gap, Inc.
60,000	5.950%, 4/12/2021	57,642
	Jones Group, Inc.
30,000	6.875%, 3/15/2019	28,950
	Massachusetts Institute of Technology
50,000	5.600%, 7/1/2111	51,090
	McGuire Air Force Base/Fort Dix Privatized Military Housing Project
50,000	5.611%, 9/15/2051[b]	43,758
	Ohana Military Communities, LLC
60,000	5.880%, 10/1/2051[b]	55,111
80,000	5.462%, 10/1/2026[b]	83,158
	Spencer Spirit Holdings, Inc.
50,000	11.000%, 5/1/2017[b]	51,250
	Time Warner, Inc.
50,000	6.250%, 3/29/2041	51,939
	Volkswagen International Finance NV
100,000	0.917%, 4/1/2014[a,b]	100,340

	Total Consumer Cyclical	679,177

Consumer Non-Cyclical (2.5%)
	Corn Products International, Inc.
100,000	4.625%, 11/1/2020	100,876

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Consumer Non-Cyclical (2.5%) - continued
	Express Scripts, Inc.
$60,000	3.125%, 5/15/2016	$60,370
	St. Jude Medical, Inc.
40,000	2.500%, 1/15/2016	40,054

	Total Consumer Non-Cyclical	201,300

Energy (4.1%)
	Enterprise Products Operating, LLC
75,000	7.034%, 1/15/2068	78,844
	Great River Energy
48,685	5.829%, 7/1/2017[b]	53,978
	OPTI Canada, Inc.
85,000	9.750%, 8/15/2013[b]	84,362
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	116,141

	Total Energy	333,325

Financials (21.5%)
	Achmea Hypotheekbank NV
60,000	0.623%, 11/3/2014[a,b]	59,706
	Agfirst Farm Credit Bank
120,000	6.585%, 6/15/2049[b,d]	101,547
	Ally Financial, Inc.
25,000	4.500%, 2/11/2014	25,000
	American Express Bank FSB
60,000	0.340%, 6/12/2012[a]	59,866
	Australia and New Zealand Banking Group, Ltd.
50,000	0.574%, 10/21/2011[a,b]	50,043
	Bank of America Corporation
100,000	8.000%, 12/29/2049[d]	104,431
	Bank of Montreal
70,000	2.625%, 1/25/2016[b]	71,232
	Canadian Imperial Bank of Commerce
60,000	2.750%, 1/27/2016[b]	61,389
	Credit Suisse USA, Inc.
50,000	0.461%, 8/16/2011[a]	49,890
	Discover Bank
60,000	8.700%, 11/18/2019	72,382
	DnB NOR Boligkreditt
70,000	2.100%, 10/14/2015[b]	69,180
	Fifth Third Bank
60,000	0.371%, 5/17/2013[a]	59,062
	General Motors Acceptance Corporation, LLC
60,000	6.875%, 9/15/2011	60,450
	Glitnir Banki HF
50,000	3.226%, 9/22/2011[e,f]	13,875
	Goldman Sachs Group, Inc.
50,000	5.125%, 1/15/2015	53,655
	HCP, Inc.
60,000	5.950%, 9/15/2011	60,583
	J.P. Morgan Chase & Company
40,000	7.900%, 4/29/2049[d]	42,964
	National Australia Bank, Ltd.
60,000	1.010%, 4/11/2014[a,b]	59,935
	Nationwide Health Properties, Inc.
60,000	6.900%, 10/1/2037	61,002
	Private Export Funding Corporation
75,000	3.050%, 10/15/2014	79,525
	Prudential Holdings, LLC
60,000	1.122%, 12/18/2017[a,e]	55,788
	SSIF Nevada, LP
30,000	0.981%, 4/14/2014[a,b]	30,000
	Stadshypotek AB
60,000	0.796%, 9/30/2013[a,b]	59,940
	State Street Bank and Trust Company
70,000	0.447%, 9/15/2011[a]	70,052
	SunTrust Bank
25,000	0.548%, 8/24/2015[a]	23,636
	TD Ameritrade Holding Corporation
70,000	4.150%, 12/1/2014	74,120
	U.S. Bank National Association
60,000	3.778%, 4/29/2020	62,119
	US AgBank FCB
50,000	6.110%, 4/10/2049[d,e]	33,299
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[a,d]	109,800

	Total Financials	1,734,471

Technology (3.5%)
	Amphenol Corporation
50,000	4.750%, 11/15/2014	54,477
	Dun & Bradstreet Corporation
60,000	2.875%, 11/15/2015	60,016
	Hewlett-Packard Company
50,000	0.654%, 5/30/2014[a]	50,231
	Symantec Corporation
60,000	2.750%, 9/15/2015	59,440
	Xerox Corporation
60,000	4.500%, 5/15/2021	59,348

	Total Technology	283,512

Transportation (4.1%)
	APL, Ltd.
50,000	8.000%, 1/15/2024[g]	32,874
	Asciano Finance, Ltd.
60,000	5.000%, 4/7/2018[b]	61,478
	Ryder System, Inc.
60,000	3.500%, 6/1/2017	60,518
	Skyway Concession Company, LLC
50,000	0.526%, 6/30/2017[a,e]	35,503
	Toll Road Investors Partnership II, LP
800,000	Zero Coupon, 2/15/2043[e]	113,736
150,089	Zero Coupon, 2/15/2045[e]	22,585

	Total Transportation	326,694

U.S. Government and Agencies (29.3%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	68,923
	Federal National Mortgage Association
100,000	1.250%, 6/22/2012	100,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (91.2%)	Value
U.S. Government and Agencies (29.3%) - continued
	U.S. Department of Housing & Urban Development
$1,000,000	3.440%, 8/1/2011	$1,000,000
	U.S. Treasury Bonds
47,000	4.250%, 11/15/2040	45,942
420,000	4.750%, 2/15/2041	446,447
265,000	4.375%, 5/15/2041	264,587
	U.S. Treasury Notes
91,000	1.750%, 5/31/2016	91,142
343,000	3.125%, 5/15/2021	342,036

	Total U.S. Government and Agencies	2,359,974

U.S. Municipals (0.5%)
	Oakland, California Redevelopment Agency Tax Allocation Bonds (Central District Redevelopment) (NATL-RE Insured)
40,000	5.252%, 9/1/2016[h]	40,046

	Total U.S. Municipals	40,046

Utilities (1.0%)
	Kinder Morgan Finance Company, LLC
80,000	6.000%, 1/15/2018[b]	83,000

	Total Utilities	83,000

	Total Long-Term Fixed Income (cost $7,229,221)	7,347,273

	Short-Term Investments (1.2%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.160%, 8/29/2011[j]	99,975

	Total Short-Term Investments (at amortized cost)	99,975

	Total Investments (cost $7,329,196) 92.4%	$7,447,248

	Other Assets and Liabilities, Net 7.6%	613,075

	Total Net Assets 100.0%	$8,060,323

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $1,482,492 or 18.4% of total net assets.
c	All or a portion of the security is insured or guaranteed.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Glitnir Banki HF	5/1/2008	$50,000
Prudential Holdings, LLC	2/9/2011	$55,308
Skyway Concession Company, LLC	6/9/2008	$43,303
Toll Road Investors Partnership II, LP	6/29/2009	$10,507
Toll Road Investors Partnership II, LP	5/14/2008	$109,144
US AgBank FCB	7/13/2009	$18,253

f	In bankruptcy. Interest is not being accrued.
g	Security is fair valued.
h	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At June 30, 2011, $99,975 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$212,831
Gross unrealized depreciation	(98,820)

Net unrealized appreciation (depreciation)	$114,011

Cost for federal income tax purposes	$7,333,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Partner Socially Responsible Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	67,846	—	67,846	—
Basic Materials	61,119	—	61,119	—
Capital Goods	124,912	—	124,912	—
Collateralized Mortgage Obligations	175,349	—	175,349	—
Commercial Mortgage-Backed Securities	533,195	—	533,195	—
Communications Services	343,353	—	343,353	—
Consumer Cyclical	679,177	—	679,177	—
Consumer Non-Cyclical	201,300	—	201,300	—
Energy	333,325	—	333,325	—
Financials	1,734,471	—	1,734,471	—
Technology	283,512	—	283,512	—
Transportation	326,694	—	293,820	32,874
U.S. Government and Agencies	2,359,974	—	2,359,974	—
U.S. Municipals	40,046	—	40,046	—
Utilities	83,000	—	83,000	—
Short-Term Investments	99,975	—	99,975	—

Total	$7,447,248	$—	$7,414,374	$32,874

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,247	2,247	—	—

Total Asset Derivatives	$2,247	$2,247	$—	$—

Liability Derivatives
Futures Contracts	8,054	8,054	—	—

Total Liability Derivatives	$8,054	$8,054	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Socially Responsible Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation) *	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Transportation	33,085	—	(211)	—	—	—	—	32,874

Total	$33,085	$—	($211)	$—	$—	$—	$—	$32,874

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($211).

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(18)	September 2011	($3,941,056)	($3,948,187)	($7,131)
5-Yr. U.S. Treasury Bond Futures	(3)	September 2011	(359,833)	(357,586)	2,247
10-Yr. U.S. Treasury Bond Futures	1	September 2011	123,251	122,328	(923)
Total Futures Contracts					($5,807)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,247
Total Interest Rate Contracts		2,247

Total Asset Derivatives		$2,247

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,054
Total Interest Rate Contracts		8,054

Total Liability Derivatives		$8,054

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(20,643)
Total Interest Rate Contracts		(20,643)

Total		($20,643)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	13,051
Total Interest Rate Contracts		13,051

Total		$13,051

The following table presents Partner Socially Responsible Bond Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts (Long Position)	$546,292	6.8

Interest Rate Contracts (Short Position)	$3,826,338	47.8

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Bank Loans (1.3%)[a]	Value
Capital Goods (0.1%)
	Transdigm Group, Inc., Term Loan
$626,850	4.000%, 2/14/2017	$627,872

	Total Capital Goods	627,872

Communications Services (0.3%)
	Atlantic Broadband Finance, LLC, Term Loan
1,434,038	4.000%, 3/8/2016	1,434,339
	Charter Communications Operating, LLC, Term Loan
34,551	7.250%, 3/6/2014	34,617
	Intelsat Jackson Holdings SA, Term Loan
1,890,000	5.250%, 4/2/2018	1,893,931
	Lamar Media Corporation, Term Loan
876,037	4.000%, 12/31/2016	878,595

	Total Communications Services	4,241,482

Consumer Cyclical (0.3%)
	Chrysler Group, LLC, Term Loan
2,560,000	6.000%, 5/24/2017	2,499,993
	Universal City Development Partners, Ltd., Term Loan
1,115,288	5.500%, 11/6/2014	1,115,634

	Total Consumer Cyclical	3,615,627

Consumer Non-Cyclical (0.1%)
	Dole Food Company, Term Loan
605,026	5.050%, 3/3/2017	604,772
	Michael Foods, Inc., Term Loan
1,396,500	4.250%, 2/25/2018	1,395,257

	Total Consumer Non-Cyclical	2,000,029

Energy (0.1%)
	MEG Energy Corporation, Term Loan
1,600,000	4.000%, 3/18/2018	1,597,824

	Total Energy	1,597,824

Financials (0.1%)
	AGFS Funding Company, Term Loan
1,625,000	5.500%, 4/28/2017	1,590,875

	Total Financials	1,590,875

Technology (0.1%)
	Freescale Semiconductor, Term Loan
1,637,072	4.441%, 12/1/2016	1,625,825
	Syniverse Holdings, Inc., Term Loan
318,400	5.250%, 12/21/2017	319,728

	Total Technology	1,945,553

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
2,550,000	5.500%, 3/29/2017	2,522,919

	Total Transportation	2,522,919

	Total Bank Loans (cost $18,108,291)	18,142,181

	Long-Term Fixed Income (94.7%)
Asset-Backed Securities (1.2%)
	Capitalsource Commercial Loan Trust
261,047	0.316%, 3/20/2017[b,c]	259,055
	Carrington Mortgage Loan Trust
2,200,000	0.336%, 8/25/2036[c]	710,013
	GMAC Mortgage Corporation Loan Trust
5,298,617	0.366%, 8/25/2035[c,d]	3,461,104
6,182,664	0.366%, 12/25/2036[c,d]	4,060,038
	Goldman Sachs Alternative Mortgage Products Trust
5,283,732	0.266%, 8/25/2036[c]	4,848,569
	IndyMac Seconds Asset-Backed Trust
833,613	0.356%, 10/25/2036[c,d]	165,260
	Renaissance Home Equity Loan Trust
3,038,924	5.746%, 5/25/2036	1,988,131
2,000,000	6.011%, 5/25/2036	1,108,452

	Total Asset-Backed Securities	16,600,622

Basic Materials (5.5%)
	AbitibiBowater, Inc.
995,000	10.250%, 10/15/2018[e]	1,077,088
	Alcoa, Inc.
1,270,000	5.550%, 2/1/2017[f]	1,351,267
3,125,000	6.150%, 8/15/2020	3,310,575
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,983,975
4,350,000	6.125%, 6/1/2018	4,659,189
2,750,000	5.250%, 8/5/2020	2,719,016
1,270,000	6.750%, 3/1/2041	1,258,771
	Arch Coal, Inc.
2,080,000	7.000%, 6/15/2019[e]	2,074,800
	Celulosa Arauco y Constitucion SA
2,520,000	5.000%, 1/21/2021	2,499,585
	CF Industries, Inc.
1,920,000	6.875%, 5/1/2018	2,176,800
	Cliffs Natural Resources, Inc.
3,200,000	4.875%, 4/1/2021	3,208,835
	CONSOL Energy, Inc.
510,000	8.000%, 4/1/2017	555,900
1,560,000	8.250%, 4/1/2020	1,700,400
	Domtar Corporation
1,900,000	7.125%, 8/15/2015	2,123,250
	Dow Chemical Company
3,250,000	5.900%, 2/15/2015	3,650,780
1,870,000	8.550%, 5/15/2019	2,411,260
3,850,000	4.250%, 11/15/2020	3,757,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Basic Materials (5.5%) - continued
	FMG Resources Property, Ltd.
$1,890,000	7.000%, 11/1/2015[e]	$1,927,800
	Georgia-Pacific, LLC
3,480,000	5.400%, 11/1/2020[e]	3,546,579
	International Paper Company
2,500,000	7.500%, 8/15/2021	2,922,110
1,250,000	7.300%, 11/15/2039	1,359,867
	Lyondell Chemical Company
1,920,000	11.000%, 5/1/2018	2,150,400
	Nalco Company
2,000,000	6.625%, 1/15/2019[e]	2,050,000
	Noble Group, Ltd.
1,250,000	4.875%, 8/5/2015[e]	1,306,250
3,150,000	6.750%, 1/29/2020[e]	3,307,500
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019	1,392,188
	Novelis, Inc.
1,920,000	8.375%, 12/15/2017	2,049,600
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	3,836,578
1,900,000	3.500%, 11/2/2020	1,818,313
	Teck Resources, Ltd.
1,469,000	10.250%, 5/15/2016	1,755,455
1,250,000	4.500%, 1/15/2021	1,260,000
2,115,000	4.750%, 1/15/2022	2,126,506
	Vale Overseas, Ltd.
3,125,000	6.875%, 11/10/2039	3,396,188

	Total Basic Materials	77,724,248

Capital Goods (1.6%)
	Bombardier, Inc.
950,000	7.750%, 3/15/2020[e]	1,068,750
	Case New Holland, Inc.
1,250,000	7.750%, 9/1/2013	1,353,125
1,550,000	7.875%, 12/1/2017[e]	1,705,000
	Cemex SAB de CV
1,270,000	5.246%, 9/30/2015[c,e]	1,225,550
1,710,000	9.000%, 1/11/2018[e]	1,739,925
	CRH America, Inc.
1,750,000	4.125%, 1/15/2016	1,790,451
1,900,000	8.125%, 7/15/2018	2,253,259
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,691,357
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	686,776
1,600,000	5.000%, 3/1/2020	1,691,023
2,200,000	5.250%, 11/15/2021	2,324,458
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,773,898
	Waste Management, Inc.
1,050,000	4.750%, 6/30/2020	1,089,730

	Total Capital Goods	23,393,302

Collateralized Mortgage Obligations (1.7%)
	Banc of America Mortgage Securities, Inc.
5,393,383	3.199%, 9/25/2035	4,419,608
	Bear Stearns Mortgage Funding Trust
1,063,931	0.466%, 8/25/2036[c]	315,922
	CitiMortgage Alternative Loan Trust
3,348,136	5.750%, 4/25/2037	2,444,206
	Countrywide Alternative Loan Trust
4,532,108	6.000%, 1/25/2037	3,183,063
	Deutsche Alt-A Securities, Inc.
3,201,927	1.050%, 4/25/2047[c]	2,051,369
	HomeBanc Mortgage Trust
2,903,036	2.234%, 4/25/2037	1,789,214
	Merrill Lynch Mortgage Investors, Inc.
4,291,674	2.624%, 6/25/2035	3,667,879
	Wachovia Mortgage Loan Trust, LLC
3,623,776	2.937%, 5/20/2036	2,590,931
	Washington Mutual Alternative Mortgage Pass-Through Certificates
6,362,975	1.028%, 2/25/2047[c]	3,072,522
	Washington Mutual Mortgage Pass-Through Certificates
917,470	0.476%, 10/25/2045[c]	751,080

	Total Collateralized Mortgage Obligations	24,285,794

Commercial Mortgage-Backed Securities (3.4%)
	Banc of America Commercial Mortgage, Inc.
3,200,000	5.833%, 4/10/2049	3,029,827
	Bear Stearns Commercial Mortgage Securities, Inc.
2,787,100	0.337%, 3/15/2022[b,c]	2,684,315
3,500,000	5.331%, 2/11/2044	3,696,742
	Citigroup Commercial Mortgage Trust
5,000,000	0.327%, 4/15/2022[c,e]	4,762,445
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	2,015,982
	Commercial Mortgage Pass- Through Certificates
2,000,000	0.317%, 12/15/2020[b,c]	1,841,718
4,750,000	0.367%, 6/15/2022[b,c]	4,327,150
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,343,011
	Credit Suisse Mortgage Capital Certificates
5,757,833	0.357%, 10/15/2021[c,e]	5,429,268
3,250,000	5.467%, 9/15/2039	3,504,985
	LB-UBS Commercial Mortgage Trust
3,200,000	6.375%, 9/15/2045	3,145,181
	Morgan Stanley Capital, Inc.
3,200,000	5.406%, 3/15/2044	3,001,696
	Wachovia Bank Commercial Mortgage Trust
7,500,000	0.307%, 9/15/2021[b,c]	6,998,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Commercial Mortgage-Backed Securities (3.4%) - continued
	WaMu Commercial Mortgage Securities Trust
$174,538	3.830%, 1/25/2035[e]	$175,682

	Total Commercial Mortgage- Backed Securities	47,956,327

Communications Services (9.0%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,573,151
	America Movil SAB de CV
3,800,000	5.000%, 3/30/2020	3,964,156
	American Tower Corporation
2,200,000	4.625%, 4/1/2015	2,316,054
1,250,000	4.500%, 1/15/2018	1,249,419
	AT&T, Inc.
5,100,000	4.450%, 5/15/2021	5,190,117
	Cablevision Systems Corporation
2,000,000	8.000%, 4/15/2020	2,145,000
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,186,902
1,300,000	7.875%, 9/1/2023	1,527,945
	CCO Holdings, LLC
1,880,000	7.250%, 10/30/2017	1,948,150
1,280,000	7.000%, 1/15/2019	1,318,400
	Cellco Partnership/Verizon Wireless Capital, LLC
2,600,000	8.500%, 11/15/2018	3,376,264
	CenturyLink, Inc.
2,520,000	5.150%, 6/15/2017	2,524,138
	Clear Channel Worldwide Holdings, Inc.
1,880,000	9.250%, 12/15/2017	2,049,200
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,202,343
2,900,000	5.700%, 5/15/2018	3,235,701
2,700,000	6.400%, 5/15/2038	2,880,940
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[e]	2,525,281
2,500,000	8.375%, 3/1/2039[e]	3,268,977
	Cricket Communications, Inc.
1,890,000	7.750%, 5/15/2016	2,003,400
	Crown Castle Towers, LLC
5,050,000	4.174%, 8/15/2017[e]	5,130,916
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
5,075,000	5.000%, 3/1/2021	5,256,370
	Discovery Communications, LLC
1,920,000	4.375%, 6/15/2021	1,901,211
	Dish DBS Corporation
2,560,000	6.750%, 6/1/2021[e]	2,624,000
	EH Holding Corporation
1,920,000	6.500%, 6/15/2019[e]	1,953,600
	Embarq Corporation
2,600,000	7.082%, 6/1/2016	2,890,212
	Frontier Communications Corporation
1,250,000	7.875%, 4/15/2015	1,356,250
1,580,000	8.250%, 4/15/2017	1,718,250
	Intelsat Jackson Holdings SA
1,900,000	7.500%, 4/1/2021[e]	1,888,125
	Intelsat Luxembourg SA
930,000	11.500%, 2/4/2017[e]	999,750
	MetroPCS Wireless, Inc.
1,880,000	7.875%, 9/1/2018[f]	1,990,450
	NBC Universal, Inc.
3,750,000	5.150%, 4/30/2020[e]	3,959,632
	News America, Inc.
1,900,000	7.625%, 11/30/2028	2,258,220
2,140,000	6.400%, 12/15/2035	2,237,939
	NII Capital Corporation
1,900,000	8.875%, 12/15/2019	2,097,125
	Qwest Communications International, Inc.
3,180,000	7.125%, 4/1/2018	3,414,525
	Qwest Corporation
600,000	8.375%, 5/1/2016	708,000
3,200,000	6.500%, 6/1/2017	3,472,000
	Rogers Communications, Inc.
2,410,000	8.750%, 5/1/2032	3,133,333
	SBA Tower Trust
3,500,000	5.101%, 4/15/2017[e]	3,648,750
	Telefonica Emisiones SAU
3,800,000	5.462%, 2/16/2021	3,857,673
	Telefonica SA
1,280,000	5.877%, 7/15/2019	1,344,122
	Telemar Norte Leste SA
3,800,000	5.500%, 10/23/2020[e]	3,752,500
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,118,003
2,550,000	6.750%, 6/15/2039	2,789,481
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,348,664
	Univision Communications, Inc.
1,280,000	6.875%, 5/15/2019[e]	1,267,200
	VimpelCom Holdings BV
2,560,000	6.255%, 3/1/2017[e]	2,555,418
	Virgin Media Finance plc
2,520,000	9.500%, 8/15/2016	2,847,600

	Total Communications Services	128,004,857

Consumer Cyclical (5.2%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[e]	4,322,529
	Chrysler Group, LLC
1,920,000	8.000%, 6/15/2019[e,f]	1,886,400
	CVS Caremark Corporation
2,500,000	6.302%, 6/1/2037	2,434,375
	FireKeepers Development Authority
1,240,000	13.875%, 5/1/2015[e]	1,432,200
	Ford Motor Credit Company, LLC
2,130,000	8.000%, 6/1/2014	2,336,702
1,930,000	7.000%, 4/15/2015	2,084,707
630,000	6.625%, 8/15/2017	669,716
2,550,000	5.000%, 5/15/2018[f]	2,541,282
	Goodyear Tire & Rubber Company
1,375,000	8.250%, 8/15/2020[f]	1,485,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Consumer Cyclical (5.2%) - continued
	Home Depot, Inc.
$625,000	3.950%, 9/15/2020	$618,369
3,900,000	5.875%, 12/16/2036	3,991,455
	Hyatt Hotels Corporation
3,100,000	5.750%, 8/15/2015[e]	3,259,371
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[e]	2,634,615
	J.C. Penney Company, Inc.
1,950,000	5.650%, 6/1/2020	1,930,500
	KIA Motors Corporation
3,260,000	3.625%, 6/14/2016[e]	3,224,779
	Macy’s Retail Holdings, Inc.
1,630,000	8.125%, 7/15/2015	1,933,587
1,920,000	7.450%, 7/15/2017	2,269,597
	MGM Resorts International
1,300,000	9.000%, 3/15/2020	1,423,500
	Peninsula Gaming, LLC
480,000	10.750%, 8/15/2017[e]	524,400
	RCI Banque SA
2,225,000	4.600%, 4/12/2016[e]	2,272,889
	Rite Aid Corporation
1,250,000	10.375%, 7/15/2016	1,328,125
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,048,875
	Time Warner, Inc.
1,600,000	7.700%, 5/1/2032	1,931,762
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,069,376
	Toys R Us Property Company I, LLC
1,900,000	10.750%, 7/15/2017	2,113,750
	Toys R Us Property Company II, LLC
1,920,000	8.500%, 12/1/2017	2,006,400
	Universal City Development Partners, Ltd.
1,270,000	8.875%, 11/15/2015	1,412,875
	Volkswagen International Finance NV
3,820,000	2.875%, 4/1/2016[e]	3,846,560
	Wal-Mart Stores, Inc.
5,000,000	3.250%, 10/25/2020	4,756,545
3,825,000	5.625%, 4/15/2041	3,946,241
	West Corporation
1,580,000	7.875%, 1/15/2019[e]	1,532,600
	Wyndham Worldwide Corporation
1,885,000	6.000%, 12/1/2016	2,001,830
1,270,000	5.625%, 3/1/2021	1,266,810

	Total Consumer Cyclical	73,537,722

Consumer Non-Cyclical (5.3%)
	Altria Group, Inc.
1,750,000	9.700%, 11/10/2018	2,299,712
1,595,000	4.750%, 5/5/2021	1,593,907
2,500,000	9.950%, 11/10/2038	3,512,615
	Amgen, Inc.
3,200,000	4.100%, 6/15/2021	3,174,752
	Anheuser-Busch InBev Worldwide, Inc.
1,900,000	6.875%, 11/15/2019	2,310,662
2,550,000	5.375%, 1/15/2020	2,809,075
2,525,000	5.000%, 4/15/2020	2,712,294
	Biomet, Inc.
2,525,000	10.000%, 10/15/2017[e]	2,752,250
	Boston Scientific Corporation
3,800,000	4.500%, 1/15/2015	4,006,617
1,250,000	5.125%, 1/12/2017	1,321,081
	Bunge Limited Finance Corporation
2,220,000	5.100%, 7/15/2015	2,387,039
1,600,000	4.100%, 3/15/2016	1,666,672
	Celgene Corporation
2,500,000	3.950%, 10/15/2020	2,413,280
	Community Health Systems, Inc.
2,000,000	8.875%, 7/15/2015	2,060,000
	DJO Finance, LLC/DJO Finance Corporation
640,000	7.750%, 4/15/2018[e,f]	637,600
	Endo Pharmaceuticals Holdings, Inc.
130,000	7.000%, 7/15/2019[e]	133,250
	Energizer Holdings, Inc.
1,750,000	4.700%, 5/19/2021[e]	1,728,430
	Express Scripts, Inc.
2,235,000	3.125%, 5/15/2016	2,248,772
	Fortune Brands, Inc.
2,500,000	6.375%, 6/15/2014	2,779,305
1,300,000	5.375%, 1/15/2016	1,408,642
	Hasbro, Inc.
3,250,000	6.350%, 3/15/2040	3,359,525
	HCA, Inc.
2,490,000	8.500%, 4/15/2019	2,751,450
1,270,000	7.250%, 9/15/2020	1,363,663
	Hershey Company
1,600,000	4.125%, 12/1/2020	1,637,053
	JBS Finance II, Ltd.
1,250,000	8.250%, 1/29/2018[e]	1,275,000
	Kraft Foods, Inc.
2,600,000	6.125%, 2/1/2018	2,991,131
5,700,000	5.375%, 2/10/2020	6,231,229
	Mylan, Inc.
2,525,000	7.875%, 7/15/2020[e]	2,771,188
	Reynolds Group Holdings, Ltd.
1,910,000	6.875%, 2/15/2021[e]	1,862,250
	Sanofi-Aventis SA
3,180,000	4.000%, 3/29/2021	3,180,353
	Tyson Foods, Inc.
3,940,000	6.850%, 4/1/2016	4,353,700

	Total Consumer Non-Cyclical	75,732,497

Energy (9.2%)
	Anadarko Petroleum Corporation
4,600,000	6.375%, 9/15/2017	5,273,136
	BP Capital Markets plc
3,525,000	4.500%, 10/1/2020	3,594,774
1,900,000	4.742%, 3/11/2021	1,960,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Energy (9.2%) - continued
	CenterPoint Energy Resources Corporation
$6,850,000	6.125%, 11/1/2017	$7,854,011
	CNPC HK Overseas Capital, Ltd.
2,870,000	5.950%, 4/28/2041[e]	2,841,271
	Concho Resources, Inc.
1,920,000	6.500%, 1/15/2022	1,924,800
	Denbury Resources, Inc.
1,469,000	8.250%, 2/15/2020	1,601,210
	El Paso Corporation
2,000,000	7.250%, 6/1/2018	2,246,446
	Enbridge Energy Partners, LP
950,000	5.200%, 3/15/2020	1,007,298
3,800,000	8.050%, 10/1/2037[f]	4,122,787
	Energy Transfer Partners, LP
5,120,000	6.700%, 7/1/2018	5,769,846
	Ensco plc
3,800,000	4.700%, 3/15/2021	3,838,695
	Enterprise Products Operating, LLC
2,600,000	7.034%, 1/15/2068[f]	2,733,250
4,000,000	6.300%, 9/15/2017	4,587,932
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,590,241
	Key Energy Services, Inc.
2,075,000	6.750%, 3/1/2021	2,075,000
	Kinder Morgan Energy Partners, LP
1,270,000	3.500%, 3/1/2016	1,307,548
1,250,000	5.950%, 2/15/2018	1,392,719
2,550,000	5.300%, 9/15/2020	2,682,597
3,100,000	5.800%, 3/1/2021	3,367,480
	Linn Energy, LLC
2,550,000	7.750%, 2/1/2021[e]	2,652,000
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,678,930
	Nexen, Inc.
1,910,000	7.400%, 5/1/2028	2,187,015
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,963,765
1,270,000	6.000%, 3/1/2041	1,309,460
	Odebrecht Drilling Norbe VIII/IX, Ltd.
1,250,000	6.350%, 6/30/2021[e]	1,318,750
	ONEOK Partners, LP
3,250,000	6.850%, 10/15/2037	3,617,718
	Petrobras International Finance Company
3,175,000	5.375%, 1/27/2021	3,260,119
	Petrohawk Energy Corporation
2,200,000	10.500%, 8/1/2014	2,475,000
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,699,212
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,567,939
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	2,038,300
	QEP Resources, Inc.
630,000	6.875%, 3/1/2021	664,650
	Rowan Companies, Inc.
4,450,000	5.000%, 9/1/2017	4,761,193
	SandRidge Energy, Inc.
1,270,000	8.000%, 6/1/2018[e]	1,295,400
950,000	7.500%, 3/15/2021[e]	961,875
	SESI, LLC
480,000	6.375%, 5/1/2019[e]	475,200
	Southwestern Energy Company
2,000,000	7.500%, 2/1/2018	2,275,000
	Spectra Energy Partners, LP
3,200,000	4.600%, 6/15/2021	3,160,179
	Suncor Energy, Inc.
3,210,000	6.100%, 6/1/2018	3,650,688
	Transocean, Inc.
2,200,000	4.950%, 11/15/2015	2,379,854
1,920,000	7.375%, 4/15/2018	2,235,683
	Valero Energy Corporation
3,125,000	6.125%, 2/1/2020[f]	3,434,175
	Weatherford International, Inc.
2,245,000	6.350%, 6/15/2017	2,540,961
	Weatherford International, Ltd.
3,100,000	6.000%, 3/15/2018	3,398,124
	Williams Partners, LP
2,500,000	4.125%, 11/15/2020	2,399,733
	Woodside Finance, Ltd.
3,125,000	4.500%, 11/10/2014[e]	3,348,150

	Total Energy	130,520,158

Financials (29.5%)
	Abbey National Capital Trust I
3,090,000	8.963%, 12/29/2049[g]	3,414,450
	Aegon NV
2,600,000	3.698%, 7/29/2049[c,g]	1,815,970
	Ally Financial, Inc.
1,300,000	7.500%, 12/31/2013	1,389,375
1,900,000	4.500%, 2/11/2014	1,900,000
1,300,000	8.300%, 2/12/2015	1,452,750
1,570,000	7.500%, 9/15/2020	1,640,650
	American International Group, Inc.
3,000,000	6.400%, 12/15/2020	3,229,155
	Associated Banc Corporation
3,180,000	5.125%, 3/28/2016	3,318,244
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,286,905
	AXA SA
3,900,000	6.463%, 12/31/2049[e,g]	3,373,500
	Axis Specialty Finance, LLC
3,250,000	5.875%, 6/1/2020	3,332,849
	BAC Capital Trust VI
1,900,000	5.625%, 3/8/2035	1,636,909
	BAC Capital Trust XIV
3,190,000	1.054%, 6/1/2056[c]	2,217,104
	Banco BTG Pactual SA
3,200,000	4.875%, 7/8/2016[e,h,i]	3,182,496
	Banco do Brasil SA
3,845,000	5.875%, 1/26/2022[e]	3,802,705
	Bank of America Corporation
3,200,000	6.500%, 8/1/2016	3,568,813
3,300,000	5.750%, 12/1/2017	3,508,814
1,500,000	5.875%, 1/5/2021	1,574,213
1,900,000	8.000%, 12/29/2049[g]	1,984,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Financials (29.5%) - continued
	Barclays Bank plc
$5,000,000	2.500%, 9/21/2015[e]	$4,958,990
2,110,000	5.140%, 10/14/2020	2,001,151
3,350,000	7.434%, 9/15/2049[e,g]	3,417,000
	BBVA Bancomer SA/Texas
2,540,000	6.500%, 3/10/2021[e]	2,590,800
	BBVA International Preferred SA Unipersonal
3,150,000	5.919%, 12/29/2049[f,g]	2,607,847
	Bear Stearns Companies, LLC
2,100,000	4.650%, 7/2/2018	2,174,985
	Blackstone Holdings Finance Company, LLC
3,140,000	5.875%, 3/15/2021[e]	3,143,806
	BNP Paribas Home Loan Covered Bonds SA
4,400,000	2.200%, 11/2/2015[e]	4,299,838
	Boston Properties, LP
3,750,000	5.875%, 10/15/2019	4,108,643
	Caisse centrale Desjardins du Quebec
2,500,000	2.550%, 3/24/2016[e]	2,517,190
	Camden Property Trust
2,240,000	4.625%, 6/15/2021	2,207,769
	Capital One Capital V
1,925,000	10.250%, 8/15/2039	2,040,500
	Capital One Financial Corporation
1,500,000	6.150%, 9/1/2016	1,654,830
	CIT Group, Inc.
950,000	5.250%, 4/1/2014[e]	945,250
3,304,731	7.000%, 5/1/2017	3,296,469
	Citigroup, Inc.
3,150,000	1.235%, 4/1/2014[c,f]	3,105,418
3,125,000	6.010%, 1/15/2015	3,438,869
2,500,000	4.750%, 5/19/2015	2,643,905
2,700,000	6.125%, 5/15/2018	2,973,321
2,550,000	8.500%, 5/22/2019	3,161,120
	CME Group Index Services, LLC
2,600,000	4.400%, 3/15/2018[e]	2,735,795
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019	4,303,266
1,300,000	5.875%, 8/15/2020	1,351,657
	CommonWealth REIT
3,150,000	6.250%, 8/15/2016	3,449,026
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3,205,000	5.250%, 5/24/2041	3,176,626
	Corporacion Andina de Fomento
2,000,000	8.125%, 6/4/2019	2,439,520
	Credit Suisse New York, New York, Convertible
1,280,000	0.500%, 6/22/2018	1,270,784
	Developers Diversified Realty Corporation
2,540,000	4.750%, 4/15/2018	2,503,815
	Discover Bank
1,875,000	8.700%, 11/18/2019	2,261,925
2,200,000	7.000%, 4/15/2020[f]	2,443,520
	DnB NOR Boligkreditt
4,400,000	2.900%, 3/29/2016[e]	4,478,566
	Duke Realty, LP
3,100,000	5.950%, 2/15/2017	3,400,353
	Fairfax Financial Holdings, Ltd.
2,875,000	5.800%, 5/15/2021[e]	2,785,038
	Fifth Third Bancorp
1,900,000	3.625%, 1/25/2016	1,916,505
2,800,000	5.450%, 1/15/2017	2,999,142
	FUEL Trust
1,275,000	4.207%, 4/15/2016[e]	1,279,862
3,200,000	3.984%, 6/15/2016[e]	3,174,000
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,606,875
	General Electric Capital Corporation
1,900,000	6.000%, 8/7/2019	2,103,794
2,500,000	4.375%, 9/16/2020	2,471,348
1,600,000	5.300%, 2/11/2021	1,664,867
1,550,000	6.750%, 3/15/2032	1,722,131
	Goldman Sachs Group, Inc.
3,250,000	6.250%, 9/1/2017	3,586,070
2,850,000	5.950%, 1/18/2018	3,071,938
3,200,000	6.750%, 10/1/2037	3,199,946
	HCP, Inc.
950,000	3.750%, 2/1/2016	966,078
	Health Care Property Investors, Inc.
3,100,000	5.625%, 5/1/2017	3,366,733
	Health Care REIT, Inc.
3,200,000	6.125%, 4/15/2020	3,427,549
3,150,000	4.950%, 1/15/2021	3,069,114
	HSBC USA, Inc.
3,150,000	5.000%, 9/27/2020	3,115,854
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,213,386
	Hutchinson Whampoa Finance, Ltd.
2,550,000	6.000%, 12/29/2049[e,g]	2,613,750
	Icahn Enterprises, LP
1,890,000	7.750%, 1/15/2016	1,939,612
	ING Bank NV
3,150,000	2.500%, 1/14/2016[e]	3,094,714
3,200,000	5.000%, 6/9/2021[e]	3,170,771
	ING Capital Funding Trust III
3,200,000	3.846%, 12/31/2049[c,g]	3,022,006
	International Lease Finance Corporation
1,600,000	5.750%, 5/15/2016	1,575,547
3,125,000	6.750%, 9/1/2016[e]	3,328,125
	Itau Unibanco Holding SA
1,920,000	6.200%, 12/21/2021[e]	1,953,600
	J.P. Morgan Chase & Company
1,600,000	3.150%, 7/5/2016	1,609,789
3,150,000	5.500%, 10/15/2040[f]	3,132,007
3,200,000	7.900%, 4/29/2049[g]	3,437,088
	J.P. Morgan Chase Bank NA
1,920,000	6.000%, 10/1/2017	2,133,642
	J.P. Morgan Chase Capital XXV
3,100,000	6.800%, 10/1/2037	3,066,281
	Jefferies Group, Inc.
4,500,000	5.125%, 4/13/2018	4,509,077
	JPMorgan Chase Bank NA
1,275,000	5.875%, 6/13/2016	1,411,331
	KeyCorp
4,575,000	5.100%, 3/24/2021	4,659,605

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Financials (29.5%) - continued
	Kilroy Realty, LP
$2,565,000	4.800%, 7/15/2018[h]	$2,521,623
	LBG Capital No. 1 plc
3,100,000	7.875%, 11/1/2020[e]	2,898,500
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	3,094,629
1,875,000	4.750%, 10/1/2020	1,881,144
	Lloyds TSB Bank plc
3,165,000	4.875%, 1/21/2016	3,237,070
2,400,000	5.800%, 1/13/2020[e]	2,403,475
	Merrill Lynch & Company, Inc.
2,550,000	6.050%, 5/16/2016	2,673,394
3,050,000	6.875%, 4/25/2018	3,374,575
3,000,000	7.750%, 5/14/2038	3,325,602
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[e]	2,745,000
	MetLife, Inc.
700,000	7.875%, 12/15/2037[e]	731,295
	Morgan Stanley
3,125,000	4.200%, 11/20/2014	3,245,347
3,125,000	4.000%, 7/24/2015	3,180,284
3,190,000	3.800%, 4/29/2016	3,152,958
1,900,000	5.450%, 1/9/2017	2,009,298
3,730,000	6.625%, 4/1/2018	4,108,942
1,900,000	5.625%, 9/23/2019	1,949,683
4,700,000	5.500%, 1/26/2020	4,761,246
	MUFG Capital Finance 1, Ltd.
3,230,000	6.346%, 7/29/2049[g]	3,282,588
	National City Bank
5,050,000	5.800%, 6/7/2017	5,638,037
	Nationwide Building Society
4,400,000	6.250%, 2/25/2020[e]	4,575,648
	New York Life Insurance Company
2,500,000	6.750%, 11/15/2039[e]	2,847,807
	Nordea Bank AB
4,470,000	4.875%, 5/13/2021[e]	4,292,858
	ORIX Corporation
4,450,000	5.000%, 1/12/2016	4,617,845
	Preferred Term Securities XXIII, Ltd.
5,267,622	0.447%, 12/22/2036[b,c]	2,897,192
	ProLogis
2,550,000	6.250%, 3/15/2017	2,817,623
	Prudential Financial, Inc.
1,250,000	6.200%, 1/15/2015	1,399,419
3,200,000	3.000%, 5/12/2016	3,171,805
3,125,000	5.375%, 6/21/2020	3,292,194
1,120,000	5.700%, 12/14/2036	1,077,950
1,425,000	6.200%, 11/15/2040	1,456,235
	QBE Capital Funding III, Ltd.
2,240,000	7.250%, 5/24/2041[e]	2,247,558
	Rabobank Capital Funding Trust II
2,126,000	5.260%, 12/29/2049[e,g]	2,107,142
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	2,771,143
	Regions Financial Corporation
3,175,000	5.750%, 6/15/2015	3,127,375
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	5,160,082
1,120,000	5.000%, 6/1/2021[f]	1,108,052
	Resona Bank, Ltd.
3,133,000	5.850%, 9/29/2049[e,g]	3,126,618
	Royal Bank of Scotland plc
2,500,000	4.875%, 3/16/2015	2,594,570
3,175,000	4.375%, 3/16/2016	3,202,727
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	2,559,341
1,250,000	10.350%, 4/1/2019	1,730,264
2,000,000	5.650%, 2/1/2020	2,160,798
	SLM Corporation
3,200,000	5.000%, 10/1/2013	3,328,000
3,300,000	5.375%, 5/15/2014	3,435,726
3,670,000	6.250%, 1/25/2016	3,807,625
	Standard Chartered plc
3,775,000	3.850%, 4/27/2015[e]	3,907,857
	SunTrust Banks, Inc.
3,170,000	3.600%, 4/15/2016	3,200,755
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/29/2049[e,f,g]	4,038,237
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	4,046,872
	U.S. Bank National Association
3,200,000	3.778%, 4/29/2020	3,312,998
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	2,733,498
	Unum Group
2,500,000	7.125%, 9/30/2016	2,869,588
	Ventas Realty, LP
3,200,000	4.750%, 6/1/2021	3,123,696
	Wachovia Bank NA
2,025,000	4.875%, 2/1/2015	2,174,141
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,679,663
	WEA Finance, LLC
1,500,000	7.125%, 4/15/2018[e]	1,750,671
	Wells Fargo & Company
3,815,000	4.600%, 4/1/2021	3,836,181
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	5,015,559
1,900,000	7.000%, 9/29/2019	2,105,291
	ZFS Finance USA Trust II
2,500,000	6.450%, 12/15/2065[e]	2,537,500

	Total Financials	420,589,614

Foreign Government (2.4%)
	Bank Nederlandse Gemeenten NV
4,450,000	4.375%, 2/16/2021[e]	4,618,637
	British Columbia Government Notes
3,830,000	2.100%, 5/18/2016	3,848,204
	Finland Government International Bond
5,100,000	2.250%, 3/17/2016[e]	5,189,536
	Hydro Quebec
3,200,000	2.000%, 6/30/2016	3,152,806
	Korea Development Bank/Republic of Korea
2,500,000	4.375%, 8/10/2015	2,624,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Foreign Government (2.4%) - continued
	Mexico Government International Bond
$3,150,000	5.125%, 1/15/2020	$3,402,000
2,230,000	6.050%, 1/11/2040	2,372,720
	Province of New Brunswick
3,850,000	2.750%, 6/15/2018	3,797,413
	Province of Ontario
5,000,000	2.300%, 5/10/2016	5,025,770

	Total Foreign Government	34,031,141

Mortgage-Backed Securities (5.9%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
15,225,000	4.000%, 7/1/2026[h]	15,857,781
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
27,985,000	4.500%, 7/1/2041[h]	28,951,350
17,425,000	5.000%, 7/1/2041[h]	18,514,063
15,600,000	5.500%, 7/1/2041[h]	16,867,500
4,200,000	6.000%, 7/1/2041[h]	4,613,440

	Total Mortgage-Backed Securities	84,804,134

Technology (1.7%)
	Amkor Technology, Inc.
3,190,000	6.625%, 12/1/2011[e,f]	3,070,375
	CA, Inc.
3,075,000	5.375%, 12/1/2019	3,277,135
	Equinix, Inc.
1,800,000	8.125%, 3/1/2018	1,959,750
	Hewlett-Packard Company
3,200,000	2.650%, 6/1/2016	3,213,443
	Seagate HDD Cayman
1,910,000	7.750%, 12/15/2018[e]	2,005,500
	Texas Instruments, Inc.
5,000,000	2.375%, 5/16/2016	5,001,540
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,430,691
950,000	5.625%, 12/15/2019	1,040,553
2,550,000	4.500%, 5/15/2021	2,522,292

	Total Technology	23,521,279

Transportation (2.5%)
	American Airlines Pass Through Trust
1,861,098	10.375%, 7/2/2019	2,175,158
	Burlington Northern Santa Fe, LLC
3,200,000	5.400%, 6/1/2041	3,144,240
	Continental Airlines, Inc.
2,200,000	6.750%, 9/15/2015[e]	2,211,000
1,070,907	7.250%, 11/10/2019	1,157,864
2,036,086	5.983%, 4/19/2022	2,094,522
	CSX Corporation
1,293,000	7.900%, 5/1/2017	1,591,095
1,280,000	4.250%, 6/1/2021	1,274,006
1,807,000	6.220%, 4/30/2040	1,950,888
	Delta Air Lines, Inc.
1,123,000	9.500%, 9/15/2014[e]	1,197,399
2,562,763	4.950%, 11/23/2019[f]	2,562,763
3,225,158	7.750%, 12/17/2019	3,535,741
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[e]	3,659,380
1,915,000	4.500%, 8/16/2021[e]	1,903,422
	Hertz Corporation
1,900,000	6.750%, 4/15/2019[e]	1,881,000
	Kansas City Southern de Mexico SA de CV
480,000	6.125%, 6/15/2021[e]	480,000
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017	1,555,300
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
480,000	9.250%, 4/15/2019[e]	483,600
	US Airways Group, Inc.
2,200,000	6.250%, 4/22/2023	2,134,000

	Total Transportation	34,991,378

U.S. Government and Agencies (4.5%)
	U.S. Treasury Bonds
3,920,000	4.750%, 2/15/2037	4,193,788
1,920,000	4.625%, 2/15/2040	2,001,900
	U.S. Treasury Notes
3,150,000	1.250%, 10/31/2015	3,123,420
3,000,000	3.000%, 2/28/2017	3,156,564
3,150,000	2.625%, 1/31/2018	3,205,862
3,190,000	2.875%, 3/31/2018	3,286,198
2,560,000	3.625%, 2/15/2020	2,708,201
9,500,000	3.500%, 5/15/2020	9,917,810
7,000,000	2.625%, 8/15/2020	6,775,783
7,020,000	2.625%, 11/15/2020	6,761,138
3,485,000	3.625%, 2/15/2021	3,633,928
4,355,000	3.125%, 5/15/2021	4,342,762
2,000,000	3.875%, 8/15/2040	1,831,250
	U.S. Treasury Notes, TIPS
9,279,540	1.250%, 7/15/2020	9,816,009

	Total U.S. Government and Agencies	64,754,613

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
1,280,000	7.950%, 3/1/2036	1,394,611
	Denver, Colorado City & County Airport Revenue Bonds
2,550,000	5.250%, 11/15/2022	2,728,628
	Illinois State General Obligation Bonds
3,175,000	5.877%, 3/1/2019	3,263,487

	Total U.S. Municipals	7,386,726

Utilities (5.6%)
	AES Corporation
1,565,000	7.750%, 10/15/2015	1,670,637
740,000	7.375%, 7/1/2021[e,f]	751,100
	Ameren Illinois Company
3,200,000	6.125%, 11/15/2017	3,655,965
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,940,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Utilities (5.6%) - continued
	CMS Energy Corporation
$2,510,000	4.250%, 9/30/2015	$2,581,666
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,737,361
	Comision Federal de Electricidad
1,125,000	4.875%, 5/26/2021[e]	1,123,425
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,736,006
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,709,194
	Dominion Resources, Inc.
2,540,000	6.300%, 9/30/2066	2,479,675
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	2,686,223
	Duquesne Light Holdings, Inc.
3,200,000	5.900%, 12/1/2021[e]	3,173,334
	Energy Transfer Partners, LP
3,500,000	4.650%, 6/1/2021[f]	3,424,155
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,095,783
2,500,000	4.000%, 10/1/2020	2,359,545
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,310,740
	Inergy, LP
630,000	6.875%, 8/1/2021[e]	630,000
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[e]	3,412,050
2,600,000	6.050%, 1/31/2018[e]	2,903,800
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
1,910,000	6.500%, 8/15/2021	1,895,675
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,281,387
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,171,949
3,200,000	5.450%, 9/15/2020	3,370,390
	NRG Energy, Inc.
1,930,000	7.875%, 5/15/2021[e]	1,925,175
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,699,088
	Ohio Power Company
2,200,000	5.375%, 10/1/2021	2,369,829
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,896,585
	Petrobras International Finance Company
2,050,000	5.750%, 1/20/2020	2,186,848
	Power Receivables Finance, LLC
587,220	6.290%, 1/1/2012[b]	588,072
	PSEG Power, LLC
4,800,000	5.000%, 4/1/2014	5,149,555
	Southern Star Central Corporation
1,600,000	6.750%, 3/1/2016	1,608,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,930,491
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,361,552

	Total Utilities	79,816,083

	Total Long-Term Fixed Income (cost $1,309,728,332)	1,347,650,495

Shares	Mutual Funds (0.9%)
Fixed Income Mutual Funds (0.9%)
2,655,395	Thrivent High Yield Fund	12,931,776

	Total Fixed Income Mutual Funds	12,931,776

	Total Mutual Funds (cost $9,387,735)	12,931,776

	Preferred Stock (0.9%)
Financials (0.9%)
167	Ally Financial, Inc., 7.000%[e,g]	156,949
83,918	Citigroup Capital XII, 8.500%	2,166,763
22,000	Citigroup, Inc., Convertible, 7.500%	2,643,300
359,990	Federal National Mortgage Association, 8.250%[g,j]	773,978
55,250	GMAC Capital Trust I, 8.125%[j]	1,414,400
81,250	HSBC Holdings plc, 8.000%[g]	2,209,187
3,190	SG Preferred Capital II, LLC, 6.302%[e,g]	3,103,272

	Total Financials	12,467,849

	Total Preferred Stock (cost $17,889,313)	12,467,849

	Common Stock (0.1%)
Financials (0.1%)
17,331	CIT Group, Inc.[j]	767,070

	Total Financials	767,070

	Total Common Stock (cost $554,987)	767,070

	Collateral Held for Securities Loaned (2.2%)
31,818,993	Thrivent Financial Securities Lending Trust	31,818,993
	Total Collateral Held for Securities Loaned (cost $31,818,993)	31,818,993

Principal Amount	Short-Term Investments (8.0%)[k]
	BNP Paribas Canada
6,930,000	0.100%, 7/1/2011	6,930,000
5,000,000	0.100%, 7/5/2011	4,999,944
	Chariot Funding, LLC
25,000,000	0.130%, 7/25/2011	24,997,833
	Federal Home Loan Bank Discount Notes
15,000,000	0.040%, 7/13/2011	14,999,800
10,000,000	0.050%, 7/15/2011	9,999,806

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (8.0%)[k]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
8,551,000	0.060%, 8/1/2011	$8,550,558
2,730,000	0.160%, 8/29/2011[l,m]	2,729,296
	Federal National Mortgage Association Discount Notes
5,000,000	0.010%, 7/8/2011	4,999,990
	Liberty Street Funding, LLC
20,000,000	0.140%, 7/14/2011	19,998,989
	Proctor & Gamble International Funding SCA
10,985,000	0.080%, 7/11/2011	10,984,756
	Thunder Bay Funding, LLC
5,000,000	0.130%, 7/20/2011	4,999,657

	Total Short-Term Investments (at amortized cost)	114,190,629

	Total Investments (cost $1,501,678,280) 108.1%	$1,537,968,993

	Other Assets and Liabilities, Net (8.1%)	(115,354,331)

	Total Net Assets 100.0%	$1,422,614,662

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,787,100
Capitalsource Commercial Loan Trust	4/5/2007	261,046
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	4,750,000
Power Receivables Finance, LLC	9/30/2003	587,048
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,267,622
Wachovia Bank Commercial Mortgage Trust	5/2/2007	7,500,430

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	All or a portion of the security is insured or guaranteed.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $258,894,659 or 18.2% of total net assets.
f	All or a portion of the security is on loan.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Security is fair valued.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At June 30, 2011, $1,729,553 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At June 30, 2011, $269,930 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$66,834,370
Gross unrealized depreciation	(30,718,773)

Net unrealized appreciation (depreciation)	$36,115,597

Cost for federal income tax purposes	$1,501,853,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Capital Goods	627,872	—	627,872	—
Communications Services	4,241,482	—	4,241,482	—
Consumer Cyclical	3,615,627	—	3,615,627	—
Consumer Non-Cyclical	2,000,029	—	2,000,029	—
Energy	1,597,824	—	1,597,824	—
Financials	1,590,875	—	1,590,875	—
Technology	1,945,553	—	1,945,553	—
Transportation	2,522,919	—	2,522,919	—
Long-Term Fixed Income
Asset-Backed Securities	16,600,622	—	16,600,622	—
Basic Materials	77,724,248	—	77,724,248	—
Capital Goods	23,393,302	—	23,393,302	—
Collateralized Mortgage Obligations	24,285,794	—	24,285,794	—
Commercial Mortgage-Backed Securities	47,956,327	—	47,956,327	—
Communications Services	128,004,857	—	124,356,107	3,648,750
Consumer Cyclical	73,537,722	—	73,537,722	—
Consumer Non-Cyclical	75,732,497	—	75,732,497	—
Energy	130,520,158	—	130,520,158	—
Financials	420,589,614	—	413,239,142	7,350,472
Foreign Government	34,031,141	—	34,031,141	—
Mortgage-Backed Securities	84,804,134	—	84,804,134	—
Technology	23,521,279	—	23,521,279	—
Transportation	34,991,378	—	34,991,378	—
U.S. Government and Agencies	64,754,613	—	64,754,613	—
U.S. Municipals	7,386,726	—	7,386,726	—
Utilities	79,816,083	—	79,816,083	—
Mutual Funds
Fixed Income Mutual Funds	12,931,776	12,931,776	—	—
Preferred Stock
Financials	12,467,849	9,207,628	3,260,221	—
Common Stock
Financials	767,070	767,070	—	—
Collateral Held for Securities Loaned	31,818,993	31,818,993	—	—
Short-Term Investments	114,190,629	—	114,190,629	—

Total	$1,537,968,993	$54,725,467	$1,472,244,304	$10,999,222

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	92,553	92,553	—	—

Total Asset Derivatives	$92,553	$92,553	$—	$—

Liability Derivatives
Futures Contracts	2,070,481	2,070,481	—	—
Credit Default Swaps	181,432	—	181,432	—

Total Liability Derivatives	$2,251,913	$2,070,481	$181,432	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed
Income
Communications Services	—	—	9,968	—	—	3,638,782	—	3,648,750
Financials	2,871,390	—	218,278	4,462,496	(201,692)	—	—	7,350,472
Transportation	12,402,746	419,997	(566,040)	—	(3,293,418)	—	(8,963,285)	—

Total	$15,274,136	$419,997	($337,794)	$4,462,496	($3,495,110)	$3,638,782	($8,963,285)	$10,999,222

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $269,839.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	September 2011	$69,000,728	$69,093,281	$92,553
5-Yr. U.S. Treasury Bond Futures	(595)	September 2011	(70,463,851)	(70,921,209)	(457,358)
10-Yr. U.S. Treasury Bond Futures	(1,435)	September 2011	(174,740,510)	(175,540,867)	(800,357)
20-Yr. U.S. Treasury Bond Futures	600	September 2011	74,631,516	73,818,750	(812,766)
Total Futures Contracts					($1,977,928)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS Fortune Brand, Inc., 5 Year, at 1.00%; Barclays Capital	Buy	12/20/2015	$3,150,000	$96,747	($11,929)	($108,676)
CDX IG, Series 16, 5 Year, at 1.00%; Bank of America	Buy	6/20/2016	19,200,000	—	(72,756)	(72,756)
Total Credit Default Swaps					($84,685)	($181,432)

[1]

As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

[2]	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
[3]

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$92,553
Total Interest Rate Contracts		92,553

Total Asset Derivatives		$92,553

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,070,481
Total Interest Rate Contracts		2,070,481
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	181,432
Total Credit Contracts		181,432

Total Liability Derivatives		$2,251,913

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(319,650)
Futures	Net realized gains/(losses) on Futures contracts	221,031
Total Interest Rate Contracts		(98,619)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(585,746)
Total Credit Contracts		(585,746)

Total		($684,365)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,057,548)
Purchased Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	132,150
Total Interest Rate Contracts		(5,925,398)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(41,489)
Total Credit Contracts		(41,489)

Total		($5,966,887)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$397,857,963	28.9%	N/A	N/A	87
Credit Contracts	N/A	N/A	$27,102,921	2.0%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
High Yield Fund	$18,293,310	$—	$5,500,000	2,655,395	$12,931,776	$687,726
Thrivent Financial Securities Lending Trust	13,325,870	120,908,037	102,414,914	31,818,993	31,818,993	12,864
Total Value and Income Earned	31,619,180				44,750,769	700,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (107.4%)	Value
Asset-Backed Securities (3.7%)
	Countrywide Asset-Backed Certificates
$462,249	5.549%, 8/25/2021[a]	$417,791
	Countrywide Home Loans, Inc.
499,209	6.085%, 6/25/2021[a]	330,893
	Credit Based Asset Servicing and Securitization, LLC
397,005	5.501%, 12/25/2036	270,935
	First Horizon ABS Trust
1,234,576	0.316%, 10/25/2026[a,b]	1,002,317
1,083,347	0.346%, 10/25/2034[a,b]	607,818
	GMAC Mortgage Corporation Loan Trust
1,324,654	0.366%, 8/25/2035[a,b]	865,276
1,612,869	0.366%, 12/25/2036[a,b]	1,059,140
	Green Tree Financial Corporation
22,625	6.330%, 11/1/2029	23,037
	IndyMac Seconds Asset-Backed Trust
555,742	0.356%, 10/25/2036[a,b]	110,174
	Wachovia Asset Securitization, Inc.
1,330,763	0.326%, 7/25/2037[a,b,c]	1,030,819

	Total Asset-Backed Securities	5,718,200

Basic Materials (0.4%)
	Dow Chemical Company
27,000	7.375%, 11/1/2029	33,094
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	543,227

	Total Basic Materials	576,321

Capital Goods (1.2%)
	Danaher Corporation
375,000	2.300%, 6/23/2016	374,701
	General Electric Company
600,000	5.000%, 2/1/2013	636,840
	Republic Services, Inc.
500,000	5.250%, 11/15/2021	528,286
	United Technologies Corporation
275,000	6.050%, 6/1/2036	309,119

	Total Capital Goods	1,848,946

Collateralized Mortgage Obligations (1.2%)
	Bear Stearns Mortgage Funding Trust
227,985	0.466%, 8/25/2036[b]	67,698
	Merrill Lynch Mortgage Investors, Inc.
1,072,919	2.624%, 6/25/2035	916,970
	Thornburg Mortgage Securities Trust
849,390	0.296%, 11/25/2046[b]	838,771

	Total Collateralized Mortgage Obligations	1,823,439

Commercial Mortgage-Backed Securities (7.6%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.802%, 6/10/2049	694,033
	Bear Stearns Commercial Mortgage Securities, Inc.
2,322,583	0.337%, 3/15/2022[b,c]	2,236,929
	Commercial Mortgage Pass- Through Certificates
2,500,000	0.317%, 12/15/2020[b,c]	2,302,147
500,000	5.306%, 12/10/2046	535,425
	Credit Suisse Mortgage Capital Certificates
1,919,278	0.357%, 10/15/2021[b,d]	1,809,756
235,000	5.467%, 9/15/2039	253,437
	General Electric Commercial Mortgage Corporation
586,172	4.641%, 3/10/2040	605,167
	GS Mortgage Securities Corporation II
2,000,000	1.317%, 3/6/2020[b,d]	1,963,490
	LB-UBS Commercial Mortgage Trust
900,000	4.786%, 10/15/2029	957,387
314,587	4.553%, 7/15/2030	314,944

	Total Commercial Mortgage- Backed Securities	11,672,715

Communications Services (1.9%)
	AT&T, Inc.
300,000	6.400%, 5/15/2038	321,799
	BellSouth Corporation
27,000	6.875%, 10/15/2031	30,330
	CBS Corporation
350,000	7.875%, 9/1/2023	411,370
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	145,337
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	508,012
	News America, Inc.
275,000	6.400%, 12/15/2035	287,586
	Telecom Italia Capital SA
800,000	5.250%, 10/1/2015	831,699
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	348,724
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	33,743

	Total Communications Services	2,918,600

Consumer Cyclical (0.9%)
	Daimler Finance NA, LLC
27,000	8.500%, 1/18/2031	36,508
	Target Corporation
27,000	7.000%, 7/15/2031	32,363
	Time Warner, Inc.
27,000	7.625%, 4/15/2031	32,394
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	674,030
	Walt Disney Company
500,000	5.625%, 9/15/2016	579,274

	Total Consumer Cyclical	1,354,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (107.4%)	Value
Consumer Non-Cyclical (2.1%)
	AmerisourceBergen Corporation
$500,000	4.875%, 11/15/2019	$534,170
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	294,519
	Colgate-Palmolive Company
500,000	1.250%, 5/1/2014	503,172
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	345,940
	Kellogg Company
600,000	4.250%, 3/6/2013	633,223
27,000	7.450%, 4/1/2031	34,091
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	30,747
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	339,850
	Wyeth
550,000	6.000%, 2/15/2036	594,684

	Total Consumer Non-Cyclical	3,310,396

Energy (1.3%)
	Anadarko Finance Company
27,000	7.500%, 5/1/2031	31,187
	Cameron International Corporation
200,000	4.500%, 6/1/2021	198,118
	Conoco, Inc.
27,000	6.950%, 4/15/2029	32,793
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	34,821
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	507,115
	Petrobras International Finance Company
325,000	5.375%, 1/27/2021	333,713
	Petro-Canada
300,000	6.800%, 5/15/2038	338,378
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	531,651

	Total Energy	2,007,776

Financials (8.2%)
	African Development Bank
250,000	6.875%, 10/15/2015	296,598
	AXA SA
27,000	8.600%, 12/15/2030	32,168
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	265,438
	Barclays Bank plc
500,000	2.375%, 1/13/2014	505,938
300,000	5.000%, 9/22/2016	322,723
	Bear Stearns Companies, LLC
500,000	4.650%, 7/2/2018	517,854
	BNP Paribas SA
1,100,000	5.186%, 6/29/2049[d,e]	1,012,550
	Chubb Corporation
600,000	6.500%, 5/15/2038	666,520
	Citigroup, Inc.
500,000	1.235%, 4/1/2014[b]	492,923
250,000	4.700%, 5/29/2015	263,973
	Cooperative Centrale Raiffeisen- Boerenleenbank BA
350,000	4.750%, 1/15/2020[d]	367,304
	Danske Bank AS
500,000	3.875%, 4/14/2016[d]	494,781
	Fifth Third Bancorp
325,000	3.625%, 1/25/2016	327,823
	FUEL Trust
150,000	4.207%, 4/15/2016[d]	150,572
200,000	3.984%, 6/15/2016[d]	198,375
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	480,495
	HCP, Inc.
325,000	3.750%, 2/1/2016	330,500
	Health Care REIT, Inc.
450,000	6.125%, 4/15/2020	481,999
	HSBC Finance Corporation
650,000	6.375%, 11/27/2012	695,384
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	320,150
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	870,187
	J.P. Morgan Chase & Company
250,000	3.450%, 3/1/2016	254,659
	Lloyds TSB Bank plc
350,000	5.800%, 1/13/2020[d]	350,507
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	203,305
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	511,391
	MetLife, Inc.
200,000	5.000%, 6/15/2015	218,207
	Northern Trust Corporation
500,000	3.450%, 11/4/2020	485,311
	Preferred Term Securities XXIII, Ltd.
1,128,776	0.447%, 12/22/2036[b,c]	620,827
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	264,675
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	536,825
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[f]	625

	Total Financials	12,540,587

Foreign Government (2.7%)
	Bank Nederlandse Gemeenten NV
750,000	4.375%, 2/16/2021[d]	778,422
	Chile Government International Bond
350,000	3.875%, 8/5/2020	352,100
	Finland Government International Bond
500,000	2.250%, 3/17/2016[d]	508,778
	Hydro-Quebec
27,000	8.400%, 1/15/2022	37,242
	Italy Government International Bond
200,000	4.375%, 6/15/2013	210,981

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (107.4%)	Value
Foreign Government (2.7%) - continued
$700,000	5.375%, 6/12/2017	$759,831
	Nova Scotia Government Notes
250,000	7.250%, 7/27/2013	281,451
	Province of New Brunswick
250,000	2.750%, 6/15/2018	246,585
	Quebec Government Notes
400,000	4.875%, 5/5/2014	441,964
400,000	7.500%, 7/15/2023	529,979

	Total Foreign Government	4,147,333

Mortgage-Backed Securities (33.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,380	6.500%, 10/1/2012	1,417
1,196	6.500%, 1/1/2013	1,250
1,238	6.000%, 9/1/2013	1,351
1,574	5.500%, 3/1/2014	1,703
7,847	6.000%, 4/1/2014	8,560
3,404	7.000%, 10/1/2014	3,650
5,963	6.500%, 3/1/2016	6,438
13,384	6.000%, 6/1/2016	14,626
13,570	6.000%, 9/1/2016	14,829
165,963	7.000%, 6/1/2017	182,504
212,542	5.500%, 12/1/2017	230,258
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,366	6.500%, 4/1/2024	4,965
4,525	7.000%, 5/1/2024	5,216
1,222	7.500%, 8/1/2025	1,422
14,315	8.500%, 11/1/2025	17,236
1,584	8.000%, 1/1/2026	1,881
1,905	7.000%, 4/1/2027	2,204
2,703	7.500%, 7/1/2027	3,148
4,503	7.000%, 8/1/2027	5,209
2,593	7.500%, 10/1/2027	3,022
3,047	7.000%, 5/1/2028	3,529
18,216	6.000%, 8/1/2028	20,215
6,574	6.500%, 2/1/2029	7,450
16,568	6.000%, 3/1/2029	18,387
10,110	7.000%, 7/1/2029	11,719
10,204	7.500%, 10/1/2029	11,916
4,134	7.500%, 11/1/2029	4,828
5,922	6.500%, 5/1/2031	6,711
30,628	6.000%, 6/1/2031	33,989
7,073	7.000%, 6/1/2031	8,211
7,771	7.000%, 6/1/2031	9,021
23,191	6.000%, 7/1/2031	25,736
8,218	7.000%, 9/1/2031	9,540
10,235	6.500%, 10/1/2031	11,599
27,240	6.000%, 1/1/2032	30,230
129,301	6.000%, 1/1/2032	143,492
15,308	7.000%, 5/1/2032	17,782
139,889	6.500%, 7/1/2032	158,527
130,914	6.500%, 10/1/2032	148,357
198,484	6.000%, 11/1/2032	220,269
11,500,000	5.000%, 7/1/2041[g]	12,200,787
2,250,000	6.000%, 7/1/2041[g]	2,471,132
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
461	8.000%, 7/1/2012	477
822	6.500%, 12/1/2012	844
2,433	6.500%, 6/1/2013	2,540
5,388	6.000%, 12/1/2013	5,882
10,000,000	4.000%, 7/1/2026[g]	10,415,620
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,376	10.500%, 8/1/2020	5,040
3,117	8.000%, 12/1/2024	3,656
3,401	7.000%, 10/1/2025	3,918
15,326	6.500%, 11/1/2025	17,464
753	8.500%, 12/1/2025	888
2,482	7.500%, 1/1/2026	2,894
4,657	6.500%, 5/1/2026	5,299
3,011	8.000%, 9/1/2026	3,540
4,889	7.500%, 2/1/2027	5,710
3,511	7.000%, 3/1/2027	4,052
5,834	6.500%, 8/1/2027	6,640
4,459	9.000%, 11/1/2027	5,282
1,967	7.000%, 1/1/2028	2,273
42,358	7.500%, 2/1/2028	49,553
3,765	6.000%, 5/1/2028	4,176
1,480	6.500%, 9/1/2028	1,685
10,339	7.000%, 10/1/2028	11,963
25,556	7.500%, 11/1/2028	29,849
7,648	6.500%, 2/1/2029	8,704
24,351	6.000%, 3/1/2029	27,012
12,436	7.000%, 3/1/2029	14,391
29,072	6.500%, 4/1/2029	33,085
2,538	6.500%, 8/1/2029	2,888
8,550	7.500%, 8/1/2029	10,027
7,341	7.000%, 10/1/2029	8,495
7,558	7.500%, 12/1/2029	8,863
4,554	8.000%, 4/1/2030	5,362
2,137	7.500%, 12/1/2030	2,508
38,650	6.000%, 5/1/2031	42,874
116,200	6.500%, 4/1/2032	132,239
83,904	6.500%, 5/1/2032	95,486
64,518	7.000%, 5/1/2032	74,561
361,373	6.500%, 7/1/2032	411,254
172,977	6.500%, 8/1/2032	196,854
11,950,000	4.500%, 7/1/2041[g]	12,362,645
10,000,000	5.500%, 7/1/2041[g]	10,812,500
	Government National Mortgage Association 15-Yr. Pass Through
7,166	7.000%, 9/15/2013	7,558
	Government National Mortgage Association 30-Yr. Pass Through
4,910	7.500%, 3/15/2023	5,741
1,819	7.000%, 1/15/2024	2,114
2,453	9.000%, 9/15/2024	2,957
6,028	8.000%, 6/15/2025	7,150
1,829	8.000%, 9/15/2026	2,167
7,839	7.500%, 10/15/2027	9,194
6,668	7.000%, 11/15/2027	7,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (107.4%)	Value
Mortgage-Backed Securities (33.4%) - continued
$3,585	7.000%, 1/15/2028	$4,178
7,353	6.500%, 7/15/2028	8,389
5,711	7.000%, 8/15/2028	6,655
47,921	7.500%, 11/15/2028	56,268
8,160	6.500%, 12/15/2028	9,310
30,396	6.500%, 3/15/2029	34,680
2,978	6.500%, 4/15/2029	3,398
6,597	8.000%, 10/15/2030	7,854
11,130	7.500%, 1/15/2031	13,125
4,693	7.000%, 4/15/2031	5,496
16,520	6.500%, 6/15/2031	18,848
17,906	7.000%, 9/15/2031	20,969
186,137	6.500%, 1/15/2032	212,370
28,207	6.500%, 4/15/2032	32,182

	Total Mortgage-Backed Securities	51,401,673

Technology (0.7%)
	Hewlett-Packard Company
200,000	4.300%, 6/1/2021	201,955
	International Business Machines Corporation
500,000	1.000%, 8/5/2013	501,439
	Xerox Corporation
400,000	4.500%, 5/15/2021	395,654

	Total Technology	1,099,048

Transportation (0.5%)
	Delta Air Lines, Inc.
295,704	4.950%, 11/23/2019	295,704
	Union Pacific Corporation
437,500	4.163%, 7/15/2022[d]	433,091

	Total Transportation	728,795

U.S. Government and Agencies (39.7%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,017,873
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013	1,059,340
850,000	4.500%, 9/16/2013	922,407
1,000,000	3.625%, 10/18/2013	1,067,314
3,750,000	5.000%, 11/17/2017	4,307,659
	Federal Home Loan Mortgage Corporation
500,000	3.750%, 6/28/2013	532,895
1,000,000	5.125%, 11/17/2017	1,148,166
350,000	6.750%, 3/15/2031	448,548
	Federal National Mortgage Association
2,000,000	1.125%, 6/27/2014	2,011,102
500,000	5.960%, 9/11/2028	578,327
100,000	6.250%, 5/15/2029	121,410
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	275,789
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	272,708
350,000	5.250%, 9/15/2039	370,583
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	2,885,155
2,275,000	4.625%, 2/15/2040	2,372,042
	U.S. Treasury Notes
3,500,000	0.375%, 8/31/2012	3,504,648
2,750,000	2.000%, 11/30/2013	2,841,523
1,500,000	2.250%, 5/31/2014	1,563,633
3,500,000	0.750%, 6/15/2014	3,495,898
2,000,000	4.250%, 8/15/2014	2,210,468
3,000,000	2.375%, 8/31/2014	3,138,984
4,400,000	2.000%, 1/31/2016	4,485,593
4,000,000	2.625%, 2/29/2016	4,186,248
750,000	2.750%, 11/30/2016	781,934
4,250,000	3.000%, 2/28/2017	4,471,799
1,750,000	3.250%, 3/31/2017	1,863,750
1,000,000	2.250%, 11/30/2017	997,109
1,250,000	2.750%, 2/28/2018	1,279,980
5,525,000	3.625%, 2/15/2021	5,761,105
550,000	3.125%, 5/15/2021	548,455
500,000	3.500%, 2/15/2039	429,375

	Total U.S. Government and Agencies	60,951,820

U.S. Municipals (0.2%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	363,482

	Total U.S. Municipals	363,482

Utilities (1.7%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	424,856
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	288,245
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	30,743
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	35,191
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	540,398
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	298,473
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	466,375
	Southern California Edison Company
225,000	5.000%, 1/15/2014	245,966
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	313,373

	Total Utilities	2,643,620

	Total Long-Term Fixed Income (cost $164,932,986)	165,107,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (22.3%)[h]	Value
	Federal Home Loan Bank Discount Notes
4,100,000	0.050%, 7/15/2011	$4,099,920
10,000,000	0.010%, 7/22/2011	9,999,942
	Federal Home Loan Mortgage Corporation Discount Notes
18,100,000	0.005%, 7/8/2011	18,099,982
	Federal National Mortgage Association Discount Notes
2,000,000	0.040%, 7/21/2011	1,999,956

	Total Short-Term Investments (at amortized cost)	34,199,800

	Total Investments (cost $199,132,786) 129.7%	$199,307,120

	Other Assets and Liabilities, Net (29.7%)	(45,673,790)

	Total Net Assets 100.0%	$153,633,330

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,322,584
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,128,776
Wachovia Asset Securitization, Inc.	3/16/2007	1,330,763

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $8,720,975 or 5.7% of total net assets.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Defaulted security. Interest is not being accrued.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,943,283
Gross unrealized depreciation	(4,835,154)

Net unrealized appreciation (depreciation)	$108,129

Cost for federal income tax purposes	$199,198,991

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,718,200	—	5,718,200	—
Basic Materials	576,321	—	576,321	—
Capital Goods	1,848,946	—	1,848,946	—
Collateralized Mortgage Obligations	1,823,439	—	1,823,439	—
Commercial Mortgage-Backed Securities	11,672,715	—	11,672,715	—
Communications Services	2,918,600	—	2,918,600	—
Consumer Cyclical	1,354,569	—	1,354,569	—
Consumer Non-Cyclical	3,310,396	—	3,310,396	—
Energy	2,007,776	—	2,007,776	—
Financials	12,540,587	—	11,919,760	620,827
Foreign Government	4,147,333	—	4,147,333	—
Mortgage-Backed Securities	51,401,673	—	51,401,673	—
Technology	1,099,048	—	1,099,048	—
Transportation	728,795	—	728,795	—
U.S. Government and Agencies	60,951,820	—	60,951,820	—
U.S. Municipals	363,482	—	363,482	—
Utilities	2,643,620	—	2,643,620	—
Short-Term Investments	34,199,800	—	34,199,800	—

Total	$199,307,120	$—	$198,686,293	$620,827

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Asset-Backed Securities	1,095,928	—	65,365	—	(130,474)	—	(1,030,819)	—
Financials	615,298	—	48,749	—	(43,220)	—	—	620,827

Total	$1,711,226	$—	$114,114	$—	($173,694)	$—	($1,030,819)	$620,827

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $28,240.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial Securities Lending Trust	$357,000	$30,483,669	$30,840,669	—	$—	$2,118
Total Value and Income Earned	357,000				—	2,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (14.4%)
	Avis Budget Rental Car Funding
$5,500,000	2.370%, 11/20/2014[a]	$5,536,229
	Bank of America Auto Trust
5,509,943	1.390%, 3/15/2014[a]	5,536,010
	Carrington Mortgage Loan Trust
1,400,000	0.336%, 8/25/2036[b]	451,826
	Chrysler Financial Auto Securitization
3,904,250	2.820%, 1/15/2016	3,952,287
	CIT Equipment
1,457,150	3.070%, 8/15/2016[a]	1,464,922
	Citibank Omni Master Trust
6,000,000	2.287%, 5/16/2016[a,b]	6,072,216
	CNH Equipment Trust
3,350,000	7.210%, 12/16/2013	3,503,651
	Countrywide Asset-Backed Certificates
924,499	5.549%, 8/25/2021[c]	835,582
	Countrywide Home Loans, Inc.
2,995,251	6.085%, 6/25/2021[c]	1,985,358
	Credit Based Asset Servicing and Securitization, LLC
1,905,623	5.501%, 12/25/2036	1,300,488
	Discover Card Master Trust
9,500,000	0.837%, 9/15/2015[b]	9,577,140
	Enterprise Fleet Financing, LLC
6,500,000	1.430%, 10/20/2016[a]	6,499,350
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[d,e]	2
	First Horizon ABS Trust
813,790	0.316%, 9/25/2029[b,c]	633,887
	First National Master Note Trust
7,500,000	1.537%, 7/15/2015[b]	7,558,628
	Ford Credit Auto Owner Trust
2,329,379	3.960%, 5/15/2013	2,351,505
	Fosse Master Issuer plc
6,500,000	1.619%, 10/18/2054[a,b]	6,511,564
	GE Capital Credit Card Master Note Trust
7,800,000	2.540%, 9/15/2014	7,832,339
7,000,000	3.690%, 7/15/2015	7,199,122
	GMAC Mortgage Corporation Loan Trust
1,589,585	0.366%, 8/25/2035[b,c]	1,038,331
2,462,475	5.750%, 10/25/2036[c]	1,615,470
3,763,361	0.366%, 12/25/2036[b,c]	2,471,328
	Goldman Sachs Alternative Mortgage Products Trust
3,540,100	0.266%, 8/25/2036[b]	3,248,541
	GSAMP Trust
3,176,736	0.366%, 2/25/2036[b]	2,627,504
	Harley-Davidson Motorcycle Trust
1,703,880	3.190%, 11/15/2013	1,718,065
	Household Home Equity Loan Trust
721,278	5.320%, 3/20/2036	720,302
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,598,368
	Mortgage Equity Conversion Asset Trust
6,098,968	0.640%, 1/25/2042[b,d]	5,840,372
6,018,868	0.730%, 2/25/2042[b,d]	5,766,678
	Nissan Auto Receivables Owner Trust
3,067,034	4.280%, 6/16/2014	3,109,626
6,000,000	4.740%, 8/17/2015	6,258,678
	Renaissance Home Equity Loan Trust
3,836,390	5.608%, 5/25/2036	2,749,986
1,250,000	5.285%, 1/25/2037	900,626
	Santander Drive Auto Receivables Trust
6,103,164	0.950%, 8/15/2013	6,108,925
	SLM Student Loan Trust
12,000,000	0.344%, 4/27/2020[b]	11,915,556
12,000,000	0.344%, 4/25/2022[b]	11,905,284
7,591,228	0.354%, 4/25/2023[b]	7,573,867
4,069,315	0.586%, 3/25/2025[b]	4,063,032
10,691,147	0.706%, 3/25/2026[b]	10,700,759
	USAA Auto Owner Trust
5,500,000	4.770%, 9/15/2014	5,723,201
	Volkswagen Auto Lease Trust
1,433,757	3.410%, 4/16/2012	1,438,078
	Volkswagen Auto Loan Enhanced Trust
2,454,753	1.310%, 1/20/2014	2,466,162
	Wachovia Asset Securitization, Inc.
1,663,454	0.326%, 7/25/2037[b,c,d]	1,288,523
	Wachovia Student Loan Trust
9,000,000	0.384%, 7/27/2020[b]	8,948,223
	World Financial Network Credit Card
9,000,000	4.600%, 9/15/2015	9,125,469
	World Omni Auto Receivables Trust
4,500,000	1.340%, 12/16/2013	4,518,243
2,000,000	5.120%, 5/15/2014	2,092,236

	Total Asset-Backed Securities	208,333,539

Basic Materials (0.9%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,983,975
3,250,000	3.750%, 8/5/2015	3,323,183
	Dow Chemical Company
2,500,000	4.850%, 8/15/2012	2,611,138
2,000,000	2.500%, 2/15/2016	1,985,578
	Noble Group, Ltd.
2,000,000	4.875%, 8/5/2015[a]	2,090,000

	Total Basic Materials	12,993,874

Capital Goods (1.4%)
	Caterpillar, Inc.
4,500,000	1.375%, 5/27/2014	4,518,221
	CRH America, Inc.
2,000,000	4.125%, 1/15/2016	2,046,230
	Danaher Corporation
2,000,000	0.497%, 6/21/2013[b]	2,002,754
	Eaton Corporation
3,000,000	0.575%, 6/16/2014[b]	3,003,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Capital Goods (1.4%) - continued
	Hutchinson Whampoa Finance, Ltd.
$3,300,000	4.625%, 9/11/2015[a]	$3,506,824
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,995,809
	Waste Management, Inc.
2,350,000	6.375%, 3/11/2015	2,688,957

	Total Capital Goods	20,762,302

Collateralized Mortgage Obligations (4.0%)
	American Home Mortgage Assets Trust
3,558,697	1.198%, 11/25/2046[b]	1,649,534
	Banc of America Mortgage Securities, Inc.
1,573,070	3.199%, 9/25/2035	1,289,052
	Bear Stearns Adjustable Rate Mortgage Trust
1,962,358	2.560%, 10/25/2035[b]	1,713,217
	Chase Mortgage Finance Corporation
1,146,351	5.354%, 1/25/2036	152,975
	Countrywide Alternative Loan Trust
2,080,550	5.500%, 11/25/2035	1,973,323
1,439,232	5.500%, 2/25/2036	1,188,745
2,158,147	6.000%, 1/25/2037	1,515,744
	Countrywide Home Loans, Inc.
2,850,613	2.727%, 3/20/2036	1,583,923
2,719,645	4.757%, 9/20/2036	1,546,559
	Deutsche Alt-A Securities, Inc.
4,482,697	1.050%, 4/25/2047[b]	2,871,916
	Federal National Mortgage Association
11,777,661	2.250%, 6/25/2025	11,959,932
	GSR Mortgage Loan Trust
4,070,310	0.376%, 8/25/2046[b]	3,316,371
	HomeBanc Mortgage Trust
2,019,503	2.234%, 4/25/2037	1,244,671
	Impac CMB Trust
1,110,465	0.706%, 4/25/2035[b]	918,211
782,936	0.506%, 8/25/2035[b]	575,365
	J.P. Morgan Alternative Loan Trust
4,360,012	2.711%, 3/25/2036	2,877,852
	J.P. Morgan Mortgage Trust
856,487	5.646%, 6/25/2036	846,842
694,182	5.346%, 10/25/2036	573,917
	Merrill Lynch Mortgage Investors, Inc.
2,360,421	2.624%, 6/25/2035	2,017,334
	Residential Accredit Loans, Inc.
1,872,460	3.807%, 9/25/2035	1,233,256
	Thornburg Mortgage Securities Trust
1,189,146	0.296%, 11/25/2046[b]	1,174,280
	Wachovia Mortgage Loan Trust, LLC
2,196,228	2.937%, 5/20/2036	1,570,261
	WaMu Mortgage Pass Through Certificates
3,906,682	1.158%, 10/25/2046[b]	2,515,180
3,783,893	1.098%, 12/25/2046[b]	2,345,586
3,993,547	1.018%, 1/25/2047[b]	2,231,578
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,674,772	1.198%, 9/25/2046[b]	1,692,200
5,443,879	1.028%, 2/25/2047[b]	2,628,713
	Washington Mutual Mortgage Pass-Through Certificates
1,310,671	0.476%, 10/25/2045[b]	1,072,972
	Wells Fargo Mortgage Backed Securities Trust
596,973	2.756%, 3/25/2036	532,517
1,597,914	2.819%, 3/25/2036	1,345,463

	Total Collateralized Mortgage Obligations	58,157,489

Commercial Mortgage-Backed Securities (7.8%)
	Banc of America Large Loan, Inc.
405,200	0.297%, 10/15/2019[a,b]	401,603
	Bank Nederlandse Gemeenten NV
6,500,000	1.500%, 3/28/2014[a]	6,553,885
	Bear Stearns Commercial Mortgage Securities, Inc.
6,750,000	5.613%, 6/11/2050	6,961,646
3,716,134	0.337%, 3/15/2022[b,d]	3,579,086
1,742,510	5.853%, 6/11/2040	1,800,884
2,749,367	5.205%, 2/11/2044	2,790,616
2,000,000	5.331%, 2/11/2044	2,112,424
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,183,129
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.367%, 6/15/2022[b,d]	3,643,916
1,500,000	5.306%, 12/10/2046	1,606,276
	Credit Suisse AG Guernsey
2,000,000	2.600%, 5/27/2016[a]	1,995,240
	Credit Suisse First Boston Mortgage Securities Corporation
6,393,071	4.691%, 4/15/2037	6,504,463
	Credit Suisse Mortgage Capital Certificates
4,000,000	5.467%, 9/15/2039	4,313,828
	Government National Mortgage Association
5,488,701	2.870%, 3/16/2051	5,655,300
10,765,352	2.164%, 3/16/2033	10,931,945
9,779,369	3.214%, 1/16/2040	10,153,655
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.074%, 1/5/2036	3,103,635
5,500,000	5.224%, 4/10/2037	5,905,455

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Commercial Mortgage-Backed Securities (7.8%) - continued
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
$6,500,000	5.429%, 12/12/2043	$7,014,755
	LB-UBS Commercial Mortgage Trust
7,864,959	5.303%, 2/15/2040	8,023,288
2,400,000	6.375%, 9/15/2045	2,358,886
	Morgan Stanley Capital, Inc.
2,400,000	5.406%, 3/15/2044	2,251,272
4,348,695	5.776%, 4/12/2049	4,414,139
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	4,990,660
	Wachovia Bank Commercial Mortgage Trust
2,500,000	5.765%, 7/15/2045	2,739,378
	WaMu Commercial Mortgage Securities Trust
364,349	3.830%, 1/25/2035[a]	366,737

	Total Commercial Mortgage- Backed Securities	113,356,101

Communications Services (2.7%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,837,720
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,186,903
	Crown Castle Towers, LLC
3,250,000	4.523%, 1/15/2015[a]	3,396,790
2,500,000	3.214%, 8/15/2015[a]	2,538,467
1,650,000	4.174%, 8/15/2017[a]	1,676,438
	GTP Acquisition Partners I, LLC
2,000,000	4.347%, 6/15/2016[a,f]	2,009,920
	Qwest Communications International, Inc.
2,000,000	7.125%, 4/1/2018	2,147,500
	Qwest Corporation
5,000,000	8.875%, 3/15/2012	5,262,500
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[a]	4,734,126
	Telecom Italia Capital SA
4,000,000	4.950%, 9/30/2014	4,170,672
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[a]	987,500
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,508,900
3,350,000	7.500%, 4/1/2014	3,859,384

	Total Communications Services	39,316,820

Consumer Cyclical (1.1%)
	Daimler Finance North America, LLC
4,000,000	0.856%, 3/28/2014[a,b]	4,001,668
	Ford Motor Credit Company, LLC
2,750,000	7.000%, 4/15/2015	2,970,437
	Harley-Davidson Financial Services, Inc.
1,250,000	3.875%, 3/15/2016[a]	1,271,307
	KIA Motors Corporation
2,000,000	3.625%, 6/14/2016[a]	1,978,392
	RCI Banque SA
1,500,000	4.600%, 4/12/2016[a]	1,532,285
	Volkswagen International Finance NV
4,000,000	1.875%, 4/1/2014[a]	4,025,012

	Total Consumer Cyclical	15,779,101

Consumer Non-Cyclical (1.8%)
	Altria Group, Inc.
4,000,000	4.125%, 9/11/2015	4,238,748
	Anheuser-Busch InBev Worldwide, Inc.
2,500,000	0.824%, 1/27/2014[b]	2,508,970
	Bunge Limited Finance Corporation
1,500,000	4.100%, 3/15/2016	1,562,505
	Cargill, Inc.
2,146,000	4.307%, 5/14/2021[a]	2,162,728
	Celgene Corporation
2,500,000	2.450%, 10/15/2015	2,485,072
	Express Scripts, Inc.
2,000,000	3.125%, 5/15/2016	2,012,324
	General Mills, Inc.
2,000,000	0.611%, 5/16/2014[b]	2,008,270
	Kraft Foods, Inc.
2,500,000	4.125%, 2/9/2016	2,673,243
	Quest Diagnostics, Inc.
3,000,000	1.096%, 3/24/2014[b]	3,025,419
	Teva Pharmaceutical Finance III BV
3,000,000	0.747%, 3/21/2014[b]	3,011,688

	Total Consumer Non-Cyclical	25,688,967

Energy (3.3%)
	Anadarko Petroleum Corporation
1,500,000	6.375%, 9/15/2017	1,719,501
	BP Capital Markets plc
4,000,000	0.850%, 3/11/2014[b]	4,019,600
	Cameron International Corporation
3,000,000	1.183%, 6/2/2014[b]	3,012,057
	Cenovus Energy, Inc.
2,000,000	4.500%, 9/15/2014	2,170,610
	CNPC HK Overseas Capital, Ltd.
2,750,000	3.125%, 4/28/2016[a]	2,718,543
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,161,402
	Enterprise Products Operating, LLC
4,000,000	3.200%, 2/1/2016	4,063,304
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[a]	1,980,000
	Kinder Morgan Energy Partners, LP
1,250,000	3.500%, 3/1/2016	1,286,956
	Occidental Petroleum Corporation
3,000,000	1.450%, 12/13/2013	3,032,766
	ONEOK Partners, LP
3,650,000	3.250%, 2/1/2016	3,712,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Energy (3.3%) - continued
	Rowan Companies, Inc.
$1,500,000	5.000%, 9/1/2017	$1,604,897
	Schlumberger SA
3,500,000	2.650%, 1/15/2016[a]	3,542,252
	Statoil ASA
3,214,000	5.125%, 4/30/2014[a]	3,550,040
	Transocean, Inc., Convertible
2,900,000	1.500%, 12/15/2037	2,896,375
	Valero Energy Corporation
2,000,000	4.500%, 2/1/2015	2,135,012
650,000	6.125%, 2/1/2020	714,308
	Williams Partners, LP
3,000,000	3.800%, 2/15/2015	3,142,485

	Total Energy	47,462,665

Financials (28.6%)
	Abbey National Treasury Services plc
3,000,000	3.875%, 11/10/2014[a]	3,055,053
	ABN Amro Bank NV
6,500,000	2.043%, 1/30/2014[a,b]	6,634,940
	Achmea Hypotheekbank NV
10,000,000	3.200%, 11/3/2014[a]	10,496,020
	Ally Financial, Inc.
1,750,000	4.500%, 2/11/2014	1,750,000
	American International Group, Inc.
2,000,000	5.050%, 10/1/2015	2,087,540
	Banco BTG Pactual SA
4,000,000	4.875%, 7/8/2016[a,f,g]	3,978,120
	Banco do Brasil SA
700,000	5.875%, 1/26/2022[a]	692,300
	Bank of America Corporation
3,000,000	1.693%, 1/30/2014[b]	3,006,912
	Bank of Montreal
6,000,000	2.625%, 1/25/2016[a]	6,105,624
	Bank of Nova Scotia
4,500,000	1.450%, 7/26/2013[a]	4,551,660
	Barclays Bank plc
1,800,000	2.375%, 1/13/2014	1,821,377
6,000,000	2.500%, 9/21/2015[a]	5,950,788
	Barclays Bank plc, Convertible
4,500,000	1.000%, 6/25/2017[h]	5,056,650
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,852,335
2,200,000	4.650%, 7/2/2018	2,278,555
	Berkshire Hathaway Finance Corporation
3,250,000	0.408%, 1/13/2012[b]	3,252,291
3,000,000	2.450%, 12/15/2015	3,037,377
	BNP Paribas Home Loan Covered Bonds SA
8,500,000	2.200%, 11/2/2015[a]	8,306,506
	Caisse centrale Desjardins du Quebec
4,000,000	2.550%, 3/24/2016[a]	4,027,504
	CalEnergy Capital Trust III, Convertible, 6.500%
40,000	6.500%, 9/1/2027	2,012,000
	Canadian Imperial Bank of Commerce
6,500,000	2.000%, 2/4/2013[a]	6,622,018
	Capital One Bank USA NA
1,000,000	8.800%, 7/15/2019	1,227,241
	CDP Financial, Inc.
6,000,000	3.000%, 11/25/2014[a]	6,241,446
	Cie de Financement Foncier
7,500,000	2.250%, 3/7/2014[a]	7,581,615
	Citigroup, Inc.
5,000,000	6.000%, 12/13/2013	5,436,395
4,600,000	1.235%, 4/1/2014[b,i]	4,534,896
	CME Group Index Services, LLC
3,000,000	4.400%, 3/15/2018[a]	3,156,687
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,348,108
	Commonwealth Bank of Australia
6,700,000	2.500%, 12/10/2012[a]	6,870,595
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3,000,000	2.125%, 10/13/2015	2,971,842
	Credit Agricole Home Loan SFH
6,000,000	1.024%, 7/21/2014[a,b]	6,001,872
	Credit Suisse New York, New York, Convertible
1,600,000	0.500%, 6/22/2018	1,588,480
	Credit Suisse Securities USA, LLC, Convertible
5,500,000	1.000%, 4/28/2017[h]	5,598,450
	Danske Bank AS
4,500,000	3.875%, 4/14/2016[a]	4,453,029
	Dexia Credit Local SA
9,500,000	2.750%, 4/29/2014[a]	9,629,200
	DnB NOR Boligkreditt
6,500,000	2.900%, 3/29/2016[a]	6,616,064
	Fifth Third Bancorp
550,000	3.625%, 1/25/2016	554,778
	Fifth Third Bank
4,165,000	0.371%, 5/17/2013[b]	4,099,880
	FUEL Trust
2,000,000	4.207%, 4/15/2016[a]	2,007,626
2,300,000	3.984%, 6/15/2016[a]	2,281,312
	GATX Corporation
2,000,000	4.750%, 10/1/2012	2,081,174
2,000,000	4.750%, 5/15/2015	2,121,938
	General Electric Capital Corporation
5,000,000	0.507%, 9/15/2014[b]	4,914,210
4,500,000	2.950%, 5/9/2016	4,524,781
	Goldman Sachs Group, Inc., Convertible
102,940	2.600%, 3/16/2012[a,j]	1,381,352
2,006	0.500%, 3/30/2012[a,k]	1,433,195
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,028,840
	Health Care REIT, Inc.
750,000	6.125%, 4/15/2020	803,332
	HSBC Bank plc
4,500,000	1.625%, 8/12/2013[a]	4,516,673
6,000,000	1.625%, 7/7/2014[a,f]	5,994,360
	ING Bank NV
9,500,000	2.500%, 1/14/2016[a]	9,333,265
2,500,000	4.000%, 3/15/2016[a]	2,530,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (28.6%) - continued
	International Lease Finance Corporation
$1,100,000	8.625%, 9/15/2015[i]	$1,192,125
	Irish Life & Permanent plc
8,000,000	3.600%, 1/14/2013[a]	6,725,672
	J.P. Morgan Chase & Company
4,000,000	0.996%, 9/30/2013[b]	4,027,188
750,000	3.150%, 7/5/2016	754,589
	Jefferies Group, Inc.
2,000,000	5.125%, 4/13/2018	2,004,034
	JPMorgan Chase Bank NA
1,800,000	5.875%, 6/13/2016	1,992,467
	KeyCorp
3,000,000	3.750%, 8/13/2015	3,097,080
	Landwirtschaftliche Rentenbank
7,000,000	0.447%, 3/15/2016[a,b]	6,984,635
	Lehman Brothers Holdings E- Capital Trust I
3,500,000	1.040%, 8/19/2065[i,l]	350
	Lloyds TSB Bank plc
5,500,000	4.375%, 1/12/2015[a]	5,581,972
300,000	6.500%, 9/14/2020[a]	282,985
	Merrill Lynch & Company, Inc.
2,000,000	6.050%, 5/16/2016	2,096,780
	MetLife, Inc.
3,500,000	1.520%, 8/6/2013[b]	3,537,002
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[a]	2,851,595
3,250,000	3.650%, 6/14/2018[a]	3,218,475
	Morgan Stanley
3,000,000	4.750%, 4/1/2014	3,127,158
2,000,000	4.200%, 11/20/2014	2,077,022
3,500,000	3.800%, 4/29/2016	3,459,358
	National Bank of Canada
3,000,000	1.650%, 1/30/2014[a]	3,042,576
	Nationwide Building Society
4,000,000	4.650%, 2/25/2015[a]	4,142,200
	NCUA Guaranteed Notes
4,342,314	0.540%, 12/7/2020[b]	4,350,497
	Nederlandse Waterschapsbank NV
6,500,000	1.375%, 5/16/2014[a]	6,508,138
	Network Rail Infrastructure Finance plc
9,000,000	1.500%, 1/13/2014[a]	9,123,203
	New York Life Global Funding
6,000,000	3.000%, 5/4/2015[a]	6,205,422
	Nordea Eiendomskreditt AS
6,000,000	1.875%, 4/7/2014[a]	6,060,786
	Oesterreichische Kontrollbank AG
9,000,000	2.000%, 6/3/2016	8,984,448
	ORIX Corporation
4,000,000	5.000%, 1/12/2016	4,150,872
	Private Export Funding Corporation
5,000,000	2.125%, 7/15/2016	4,995,375
	ProLogis Convertible
2,000,000	2.250%, 4/1/2037	1,992,500
	Prudential Financial, Inc.
3,000,000	5.100%, 9/20/2014	3,261,537
2,000,000	6.100%, 6/15/2017	2,246,280
	Rabobank Capital Funding Trust II
1,856,000	5.260%, 12/29/2049[a,m]	1,839,537
	Reinsurance Group of America, Inc.
2,500,000	6.450%, 11/15/2019	2,715,107
	Royal Bank of Canada
6,500,000	3.125%, 4/14/2015[a]	6,757,127
	Santander US Debt SA Unipersonal
1,750,000	2.991%, 10/7/2013[a]	1,746,019
	SLM Corporation
1,500,000	8.000%, 3/25/2020	1,610,706
	Societe Generale
4,000,000	1.326%, 4/11/2014[a,b]	3,962,252
	Stadshypotek AB
6,000,000	0.796%, 9/30/2013[a,b]	5,994,000
	Standard Chartered plc
2,000,000	3.850%, 4/27/2015[a]	2,070,388
	State Street Capital Trust III
2,000,000	5.237%, 3/15/2042[b,m]	2,000,880
	Svenske Exportkredit AB
5,000,000	3.250%, 9/16/2014	5,297,595
	Swedbank AB
5,000,000	2.800%, 2/10/2012[a]	5,072,205
	Swedbank Hypotek AB
7,000,000	0.696%, 3/28/2014[a,b]	7,038,591
	Toronto-Dominion Bank
3,000,000	2.200%, 7/29/2015[a,i]	3,039,906
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,141,248
	U.S. Central Federal Credit Union
6,500,000	1.900%, 10/19/2012	6,615,447
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,121,070
	Vestjysk Bank AS
9,500,000	0.795%, 6/17/2013[a,b]	9,564,572
	Wachovia Corporation
4,000,000	5.250%, 8/1/2014[i]	4,287,460
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
3,350,000	5.750%, 9/2/2015[a]	3,721,535
	Westpac Banking Corporation
5,000,000	0.976%, 3/31/2014[a,b]	5,005,395

	Total Financials	416,113,662

Foreign Government (3.9%)
	British Columbia Government Notes
6,500,000	2.100%, 5/18/2016	6,530,895
	Corporacion Andina de Fomento
4,500,000	5.750%, 1/12/2017	4,952,493
	European Investment Bank
9,000,000	1.250%, 2/14/2014	9,058,491
	Finland Government International Bond
5,500,000	2.250%, 3/17/2016[a]	5,596,558
	Hydro Quebec
3,000,000	2.000%, 6/30/2016	2,955,756
	Kommunalbanken AS
7,500,000	2.750%, 5/5/2015[a]	7,823,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Foreign Government (3.9%) - continued
	Kreditanstalt fuer Wiederaufbau
$10,000,000	0.195%, 6/17/2013[b]	$9,994,180
	Mexico Government International Bond
1,250,000	5.125%, 1/15/2020	1,350,000
	Petrobras International Finance Company - Pifco
3,000,000	3.875%, 1/27/2016	3,054,954
	Poland Government International Bond
2,000,000	5.125%, 4/21/2021	2,067,500
	Province of New Brunswick
3,000,000	2.750%, 6/15/2018	2,959,023

	Total Foreign Government	56,343,610

Mortgage-Backed Securities (2.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,844,341	6.500%, 9/1/2037	4,334,921
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
12,000,000	4.000%, 7/1/2026[f]	12,498,744
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,835,093	5.871%, 9/1/2037[b]	5,250,017
2,391,826	5.746%, 10/1/2037[b]	2,597,889
10,500,000	5.500%, 7/1/2041[f]	11,353,125

	Total Mortgage-Backed Securities	36,034,696

Technology (1.0%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,182,662
	Hewlett-Packard Company
3,000,000	0.654%, 5/30/2014[b]	3,013,869
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	990,664
	Texas Instruments, Inc.
3,000,000	0.439%, 5/15/2013[b]	3,008,409
2,000,000	2.375%, 5/16/2016	2,000,616
	Xerox Corporation
3,000,000	1.081%, 5/16/2014[b]	3,014,457

	Total Technology	14,210,677

Transportation (0.9%)
	Continental Airlines, Inc.
2,650,000	6.750%, 9/15/2015[a]	2,663,250
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,862,400
	Delta Air Lines, Inc.
1,750,000	6.750%, 5/23/2017	1,680,000
	Erac USA Finance Company
4,500,000	2.750%, 7/1/2013[a]	4,590,891
	US Airways Group, Inc.
1,900,000	6.250%, 4/22/2023	1,843,000

	Total Transportation	13,639,541

U.S. Government and Agencies (20.7%)
	FDIC Structured Sale Guaranteed Notes
8,000,000	Zero Coupon, 1/7/2013[a]	7,881,920
	Federal Agricultural Mortgage Corporation
8,000,000	1.250%, 12/6/2013	8,085,816
	Federal Farm Credit Bank
10,000,000	1.375%, 6/25/2013	10,183,030
	Federal Home Loan Banks
10,000,000	0.147%, 2/10/2012[b]	10,000,520
	Federal National Mortgage Association
7,000,000	5.125%, 1/2/2014	7,681,793
11,600,000	1.125%, 6/27/2014	11,664,392
	U.S. Treasury Bonds
175,000	4.625%, 2/15/2040	182,465
3,500,000	4.375%, 5/15/2041	3,494,540
	U.S. Treasury Notes
8,500,000	0.625%, 12/31/2012	8,534,867
6,000,000	0.750%, 12/15/2013	6,019,686
19,500,000	1.500%, 12/31/2013	19,918,938
25,800,000	2.250%, 5/31/2014	26,894,487
52,550,000	0.750%, 6/15/2014	52,488,411
17,500,000	2.375%, 9/30/2014	18,314,835
51,750,000	2.000%, 1/31/2016	52,756,693
7,750,000	2.000%, 4/30/2016	7,867,490
4,750,000	1.750%, 5/31/2016	4,757,410
1,875,000	2.750%, 2/28/2018	1,919,970
500,000	3.125%, 5/15/2021	498,595
	U.S. Treasury Notes, TIPS
11,301,314	2.500%, 7/15/2016	12,932,942
10,636,411	1.875%, 7/15/2019	11,895,326
15,418,650	1.125%, 1/15/2021	16,011,312

	Total U.S. Government and Agencies	299,985,438

Utilities (0.9%)
	CMS Energy Corporation
2,000,000	4.250%, 9/30/2015	2,057,104
	Commonwealth Edison Company
3,300,000	1.625%, 1/15/2014	3,323,268
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,886,939
	Oncor Electric Delivery Company
2,700,000	5.750%, 9/30/2020	2,929,557
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	826,356
	Power Receivables Finance, LLC
92,719	6.290%, 1/1/2012[d]	92,854
	Virginia Electric & Power Company
1,360,000	5.100%, 11/30/2012	1,440,362

	Total Utilities	13,556,440

	Total Long-Term Fixed Income (cost $1,399,429,682)	1,391,734,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Mutual Funds (1.4%)	Value
Fixed Income Mutual Funds (1.4%)
4,208,125	Thrivent High Yield Fund	$20,493,570

	Total Fixed Income Mutual Funds	20,493,570

	Total Mutual Funds (cost $15,500,000)	20,493,570

	Preferred Stock (0.5%)
Financials (0.5%)
18,750	Citigroup, Inc., Convertible, 7.500%	2,252,812
148,505	Federal National Mortgage Association, 8.250%[m,n]	319,286
97,190	Goldman Sachs Group, Inc. Reverse Convertible[a,n,o]	2,508,960
66,000	HSBC Holdings plc, 8.000%[m]	1,794,540

	Total Financials	6,875,598

	Total Preferred Stock (cost $9,237,484)	6,875,598

	Collateral Held for Securities Loaned (0.6%)
8,973,458	Thrivent Financial Securities Lending Trust	8,973,458

	Total Collateral Held for Securities Loaned (cost $8,973,458)	8,973,458

Principal Amount	Short-Term Investments (3.3%)[p]
	Barton Capital LLC
7,660,000	0.070%, 7/1/2011[q]	7,660,000
	Federal Home Loan Bank Discount Notes
10,000,000	0.050%, 7/15/2011	9,999,805
	Federal Home Loan Mortgage Corporation Discount Notes
4,170,000	0.159%, 8/29/2011[r,s]	4,168,929
	Federal National Mortgage Association Discount Notes
10,000,000	0.040%, 7/13/2011	9,999,867
	Proctor & Gamble International Funding SCA
9,295,000	0.080%, 7/11/2011	9,294,794
	Thunder Bay Funding, LLC
7,000,000	0.130%, 7/21/2011	6,999,494

	Total Short-Term Investments (at amortized cost)	48,122,889

	Total Investments (cost $1,481,263,513) 101.7%	$1,476,200,437

	Other Assets and Liabilities, Net (1.7%)	(24,251,002)

	Total Net Assets 100.0%	$1,451,949,435

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $376,693,492 or 25.9% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
c	All or a portion of the security is insured or guaranteed.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of June 30, 2011.

	Acquisition	Amortized
Security	Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,716,134
Commercial Mortgage Pass- Through Certificates	5/2/2007	$4,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	$6,018,868
Mortgage Equity Conversion Asset Trust	1/18/2007	$6,098,968
Power Receivables Finance, LLC	9/30/2003	$92,692
Wachovia Asset Securitization, Inc.	3/16/2007	$1,663,454

e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Security is fair valued.
h	Denotes equity-linked structured securities. These securities are linked to the S&P 500 Index.
i	All or a portion of the security is on loan.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
k	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
l	In bankruptcy. Interest is not being accrued.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
n	Non-income producing security.
o	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
r	At June 30, 2011, $2,799,281 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
s	At June 30, 2011, $469,879 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,078,759
Gross unrealized depreciation	(38,953,964)

Net unrealized appreciation (depreciation)	$(5,875,205)

Cost for federal income tax purposes	$1,482,075,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	208,333,539	—	190,227,139	18,106,400
Basic Materials	12,993,874	—	12,993,874	—
Capital Goods	20,762,302	—	20,762,302	—
Collateralized Mortgage Obligations	58,157,489	—	58,157,489	—
Commercial Mortgage-Backed Securities	113,356,101	—	113,356,101	—
Communications Services	39,316,820	—	39,316,820	—
Consumer Cyclical	15,779,101	—	15,779,101	—
Consumer Non-Cyclical	25,688,967	—	25,688,967	—
Energy	47,462,665	—	47,462,665	—
Financials	416,113,662	—	397,077,415	19,036,247
Foreign Government	56,343,610	—	56,343,610	—
Mortgage-Backed Securities	36,034,696	—	36,034,696	—
Technology	14,210,677	—	14,210,677	—
Transportation	13,639,541	—	13,639,541	—
U.S. Government and Agencies	299,985,438	—	299,985,438	—
Utilities	13,556,440	—	13,556,440	—
Mutual Funds
Fixed Income Mutual Funds	20,493,570	20,493,570	—	—
Preferred Stock
Financials	6,875,598	4,366,638	—	2,508,960
Collateral Held for Securities Loaned	8,973,458	8,973,458	—	—
Short-Term Investments	48,122,889	—	48,122,889	—

Total	$1,476,200,437	$33,833,666	$1,402,715,164	$39,651,607

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Credit Default Swaps	75,528	—	75,528	—

Total Asset Derivatives	$75,528	$—	$75,528	$—

Liability Derivatives
Futures Contracts	1,744,780	1,744,780	—	—
Credit Default Swaps	45,730	—	45,730	—

Total Liability Derivatives	$1,790,510	$1,744,780	$45,730	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed
Income Asset-Backed					(416,482)
Securities	13,112,902	—	198,786	6,499,717		—	(1,288,523)	18,106,400
Financials	18,030,517	24,783	(138,549)	11,216,548	(3,237,595)	—	(4,350,497)	21,545,207
Transportation	11,511,420	753,355	(939,701)	—	(11,325,074)	—	—	—
U.S. Government and Agencies	6,714,931	3,637	1	—	(6,718,569)			—

Total	$49,369,770	$781,775	($879,463)	$17,716,265	($21,697,720)	$0	($5,639,020)	$39,651,607

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $61,743.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(55)	September 2011	($12,037,098)	($12,063,906)	($26,808)
5-Yr. U.S. Treasury Bond Futures	(1,865)	September 2011	(220,821,968)	(222,299,253)	(1,477,285)
10-Yr. U.S. Treasury Bond Futures	(425)	September 2011	(51,752,416)	(51,989,455)	(237,039)
20-Yr. U.S. Treasury Bond Futures	5	September 2011	618,804	615,156	(3,648)
Total Futures Contracts					($1,744,780)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$23,500,000	$447,338	($371,810)	$75,528
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	23,500,000	43,319	(89,049)	(45,730)
Total Credit Default Swaps					($460,859)	$29,798

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	75,528
Total Credit Contracts		75,528

Total Asset Derivatives		$75,528

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,744,780
Total Interest Rate Contracts		1,744,780
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	45,730
Total Credit Contracts		45,730

Total Liability Derivatives		$1,790,510

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(574,408)
Futures	Net realized gains/(losses) on Futures contracts	(2,125,978)
Total Interest Rate Contracts		(2,700,386)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(736,390)
Total Credit Contracts		(736,390)

Total		($3,436,776)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,588,744)
Purchased Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	41,025
Total Interest Rate Contracts		(6,547,719)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	242,550
Total Credit Contracts		242,550

Total		($6,305,169)

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate
Contracts	$287,407,178	20.8%	N/A	N/A	337
Credit Contracts	N/A	N/A	$54,359,914	3.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
High Yield Fund	$20,367,326	$—	$—	4,208,125	$20,493,570	$789,510
Thrivent Financial Securities Lending Trust	10,590,250	157,369,266	158,986,058	8,973,458	8,973,458	10,707
Total Value and Income Earned	30,957,576				29,467,028	800,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Asset-Backed Securities (9.0%)
	Carrington Mortgage Loan Trust
$200,000	0.336%, 8/25/2036[a]	$64,546
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	107,233
	Credit Based Asset Servicing and Securitization, LLC
127,041	5.501%, 12/25/2036	86,699
	First Horizon ABS Trust
493,830	0.316%, 10/25/2026[a,b]	400,927
866,678	0.346%, 10/25/2034[a,b]	486,255
	GMAC Mortgage Corporation Loan Trust
1,059,723	0.366%, 8/25/2035[a,b]	692,221
	Goldman Sachs Alternative Mortgage Products Trust
352,249	0.266%, 8/25/2036[a]	323,238
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	84,684
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	112,909
200,000	5.285%, 1/25/2037	144,100
	Wachovia Asset Securitization, Inc.
665,382	0.326%, 7/25/2037[a,b,c]	515,409

	Total Asset-Backed Securities	3,018,221

Collateralized Mortgage Obligations (12.9%)
	Banc of America Mortgage Securities, Inc.
449,448	3.199%, 9/25/2035	368,301
	CitiMortgage Alternative Loan Trust
237,003	5.750%, 4/25/2037	173,017
	Countrywide Alternative Loan Trust
146,165	5.500%, 10/25/2035	135,192
143,923	5.500%, 2/25/2036	118,875
172,652	6.000%, 1/25/2037	121,260
	Credit Suisse First Boston Mortgage Securities Corporation
29,151	0.926%, 5/25/2034[a]	26,609
	Federal National Mortgage Association
441,662	2.250%, 6/25/2025	448,497
	GSAA Home Equity Trust
31,609	4.316%, 11/25/2034	31,666
	GSR Mortgage Loan Trust
70,030	0.376%, 8/25/2046[a]	57,058
	Impac CMB Trust
370,155	0.706%, 4/25/2035[a]	306,070
65,319	0.506%, 8/25/2035[a]	48,002
	J.P. Morgan Alternative Loan Trust
27,893	0.256%, 11/25/2036[a]	27,095
	J.P. Morgan Mortgage Trust
182,427	6.500%, 1/25/2035	178,389
81,570	5.646%, 6/25/2036	80,652
94,282	5.346%, 10/25/2036	77,948
	MASTR Alternative Loans Trust
247,294	6.500%, 5/25/2034	256,562
	Merrill Lynch Mortgage Investors, Inc.
675,939	2.624%, 6/25/2035	577,691
	MLCC Mortgage Investors, Inc.
198,577	0.516%, 8/25/2029[a]	180,987
	Residential Accredit Loans, Inc.
163,008	5.500%, 12/25/2034	164,941
210,652	3.807%, 9/25/2035	138,741
	WaMu Mortgage Pass Through Certificates
137,238	5.936%, 10/25/2036	127,699
72,397	5.565%, 8/25/2046	58,304
	Wells Fargo Mortgage Backed Securities Trust
429,821	2.756%, 3/25/2036	383,412
144,283	2.872%, 4/25/2036	131,579
133,064	6.000%, 7/25/2037	129,068

	Total Collateralized Mortgage Obligations	4,347,615

Commercial Mortgage-Backed Securities (8.9%)
	Banc of America Commercial Mortgage, Inc.
75,000	5.833%, 4/10/2049	71,012
	Bear Stearns Commercial Mortgage Securities, Inc.
52,275	5.853%, 6/11/2040	54,027
	Commercial Mortgage Pass- Through Certificates
250,000	5.306%, 12/10/2046	267,713
	Government National Mortgage Association
293,601	2.164%, 3/16/2033	298,144
	LB-UBS Commercial Mortgage Trust
300,000	4.786%, 10/15/2029	319,129
419,449	4.553%, 7/15/2030	419,925
281,327	5.303%, 2/15/2040	286,990
100,000	5.866%, 9/15/2045	108,735
	Wachovia Bank Commercial Mortgage Trust
1,250,000	0.307%, 9/15/2021[a,c]	1,166,387

	Total Commercial Mortgage- Backed Securities	2,992,062

Mortgage-Backed Securities (69.9%)
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
141,008	5.500%, 9/1/2024	153,709
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,000,000	5.000%, 7/1/2041[d]	2,121,876
1,200,000	6.000%, 7/1/2041[d]	1,317,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Mortgage-Backed Securities (69.9%) - continued
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$7,300,000	4.000%, 7/1/2026[d]	$7,603,403
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
877,350	6.000%, 8/1/2024	971,633
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,000,000	4.500%, 7/1/2041[d,e]	6,207,186
4,750,000	5.500%, 7/1/2041[d]	5,135,937

	Total Mortgage-Backed Securities	23,511,681

U.S. Government and Agencies (3.4%)
	U.S. Treasury Notes, TIPS
361,865	2.500%, 7/15/2016	414,109
315,933	1.875%, 7/15/2019	353,326
337,941	1.375%, 1/15/2020	362,390
	Total U.S. Government and Agencies	1,129,825

	Total Long-Term Fixed Income (cost $35,880,127)	34,999,404

	Short-Term Investments (60.5%)[f]
	Chariot Funding, LLC
1,250,000	0.130%, 7/8/2011	1,249,968
	Federal Home Loan Bank Discount Notes
17,000,000	0.040%, 7/15/2011	16,999,736
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.005%, 7/8/2011	1,999,998
100,000	0.100%, 8/17/2011[g]	99,987

	Total Short-Term Investments (at amortized cost)	20,349,689

	Total Investments (cost $56,229,816) 164.6%	$55,349,093

	Other Assets and Liabilities, Net (64.6%)	(21,717,991)

	Total Net Assets 100.0%	$33,631,102

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$665,382
Wachovia Bank Commercial Mortgage Trust	2/28/2007	$1,250,107

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security was earmarked to cover written options.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	At June 30, 2011, $99,987 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$628,555
Gross unrealized depreciation	(1,509,278)

Net unrealized appreciation (depreciation)	$(880,723)
Cost for federal income tax purposes	$56,229,816

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Mortgage Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,018,221	—	3,018,221	—
Collateralized Mortgage Obligations	4,347,615	—	4,347,615	—
Commercial Mortgage-Backed
Securities	2,992,062	—	2,992,062	—
Mortgage-Backed Securities	23,511,681	—	23,511,681	—
U.S. Government and Agencies	1,129,825	—	1,129,825	—
Short-Term Investments	20,349,689	—	20,349,689	—

Total	$55,349,093	$—	$55,349,093	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Call Options Written	898	—	—	898

Total Asset Derivatives	$898	$—	$—	$898

Liability Derivatives
Futures Contracts	250	250	—	—

Total Liability Derivatives	$250	$250	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Mortgage Securities Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation) *	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Asset-Backed Securities	547,964	—	32,682	—	(65,237)	—	(515,409)	—
Other Financial Instruments
Call Options Written	—	—	(898)	—	—	—	—	(898)

Total	$547,964	$—	$31,784	$—	($65,237)	$—	($515,409)	($898)

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of $898.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	September 2011	$611,890	$611,640	($250)
Total Futures Contracts					($250)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage Association
Conventional 30 Yr. Pass Through	1	$104.45	July 2011	($117)	$898
Total Call Options Written				($117)	$898

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$898
Total Interest Rate Contracts		898

Total Asset Derivatives		$898

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	250
Total Interest Rate Contracts		250

Total Liability Derivatives		$250

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	8,064
Total Interest Rate Contracts		8,064

Total		$8,064

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	898
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	15,468
Total Interest Rate Contracts		16,366

Total		$16,366

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$610,449	1.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Asset Backed Commercial Paper (22.5%)[a]	Value
	Amsterdam Funding Corporation
$2,000,000	0.150%, 7/13/2011[b]	$1,999,900
	Barton Capital LLC
7,275,000	0.090%, 7/1/2011[b]	7,275,000
	Dealers Capital Access
1,570,000	0.310%, 7/5/2011[b]	1,569,946
1,000,000	0.320%, 7/7/2011[b]	999,947
775,000	0.320%, 7/25/2011[b]	774,835
1,400,000	0.320%, 7/28/2011[b]	1,399,664
1,200,000	0.380%, 9/8/2011[b]	1,199,126
1,580,000	0.330%, 9/21/2011[b]	1,578,812
	Golden Funding Corporation
1,500,000	0.200%, 7/6/2011[b]	1,499,958
1,500,000	0.200%, 7/7/2011[b]	1,499,950
1,410,000	0.290%, 8/25/2011[b]	1,409,376
1,575,000	0.340%, 9/27/2011[b]	1,573,691
	Kells Funding, LLC
1,650,000	0.400%, 8/10/2011[b]	1,649,266
1,590,000	0.340%, 8/17/2011[b]	1,589,295
	Liberty Street Funding, LLC
1,560,000	0.150%, 7/22/2011[b]	1,559,864
	Nieuw Amsterdam Receivables Corporation
1,570,000	0.190%, 9/12/2011[b]	1,569,395
	Sydney Cap Corporation
1,560,000	0.290%, 7/11/2011[b]	1,559,874
1,560,000	0.330%, 9/12/2011[b]	1,558,956
1,575,000	0.330%, 9/16/2011[b]	1,573,888
	Thunder Bay Funding, Inc.
1,560,000	0.180%, 9/19/2011[b]	1,559,376

	Total Asset Backed Commercial Paper	35,400,119

	Financial Company Commercial Paper (19.9%)[a]
	Alliancebernstein LP
5,000,000	0.130%, 7/1/2011	5,000,000
	Bank of Nova Scotia/Houston
780,000	0.301%, 6/11/2012[c]	780,000
1,580,000	0.450%, 6/11/2012[c]	1,582,815
	Barclays Bank plc
1,455,000	0.551%, 4/10/2012[c,d]	1,457,950
	BNP Paribas Finance, Inc.
1,550,000	0.390%, 11/23/2011[b]	1,547,565
	General Electric Capital Corporation
1,590,000	0.602%, 8/22/2011	1,594,933
1,700,000	0.596%, 9/28/2011[c]	1,701,497
1,600,000	0.370%, 6/12/2012[c]	1,600,042
	Rabobank Nederland NV
1,360,000	0.472%, 8/5/2011[c,d]	1,360,241
	Rabobank Nederland NV/NY
1,800,000	0.270%, 12/6/2011[b,c]	1,800,000
	Rabobank USA Finance Corporation
1,650,000	0.360%, 7/26/2011[b]	1,649,587
	Santander CP SA
750,000	0.390%, 7/12/2011[b]	749,911
1,550,000	0.620%, 9/15/2011[b]	1,547,971
	Skandi ENSK Bank
1,560,000	0.300%, 9/12/2011	1,559,051
	Svenska Handelsbanken NY
1,650,000	0.350%, 8/3/2011	1,650,007
	Toronto-Dominion Bank NY
900,000	0.256%, 10/28/2011[c]	900,000
850,000	0.270%, 1/12/2012[c]	850,000
	Wells Fargo & Company
1,330,000	0.482%, 8/26/2011	1,339,927
1,700,000	0.364%, 1/24/2012[c]	1,700,697
	Westpac Banking Corporation
780,000	0.320%, 1/10/2012[c,d]	780,112

	Total Financial Company Commercial Paper	31,152,306

	Government Agency Debt (20.3%)[a]
	Caisse D’Amortissement de la Dette Sociale
1,560,000	0.200%, 9/19/2011	1,559,307
1,600,000	0.263%, 6/22/2012[c,d]	1,600,000
	Federal Farm Credit Bank
900,000	0.170%, 8/8/2012[b,c]	899,880
	Federal Home Loan Banks
1,960,000	0.150%, 9/20/2011[b,c]	1,960,000
2,000,000	0.200%, 3/20/2012[b,c]	1,999,851
	Federal Home Loan Mortgage Corporation
3,840,000	0.146%, 9/19/2011[b,c]	3,839,560
2,100,000	0.136%, 12/21/2011[b,c]	2,099,489
2,000,000	0.070%, 1/25/2012[b,c]	1,997,318
1,130,000	0.210%, 10/12/2012[b,c]	1,130,880
	Federal National Mortgage Association
2,200,000	0.146%, 9/19/2011[b,c]	2,199,802
2,000,000	0.300%, 9/13/2012[b,c]	2,000,486
2,000,000	0.215%, 9/17/2012[b,c]	2,000,000
900,000	0.270%, 11/23/2012[b,c]	899,752
	Overseas Private Investment Corporation
575,000	0.503%, 12/9/2011[b]	598,729
2,170,000	0.650%, 12/9/2011[b]	2,170,000
	U.S. Central Federal Credit Union
4,750,000	0.275%, 10/19/2011[b,c]	4,750,000

	Total Government Agency Debt	31,705,054

Shares	Investment Company (6.4%)
	AIM Investments Institutional Government and Agency Portfolio
15,000	0.020%	15,000
	BlackRock Cash Funds
4,238,000	0.140%	4,238,000
	Dreyfus Institutional Cash Advantage Fund
5,590,000	0.150%	5,590,000
	DWS Money Market Series
150,000	0.060%	150,000

	Total Investment Company	9,993,000

Principal Amount	Other Commercial Paper (2.6%)[a]
	Georgia Transmission Corporation
999,000	0.350%, 9/12/2011	998,291

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Other Commercial Paper (2.6%)[a]	Value
$1,560,000	0.300%, 9/15/2011	$1,559,012
1,560,000	0.300%, 9/20/2011	1,558,947

	Total Other Commercial Paper	4,116,250

	Other Municipal Debt (12.4%)[a]
	Alaska Housing Finance Corporation
1,570,000	0.210%, 8/15/2011	1,569,588
	County of Hamilton, TN
750,000	0.530%, 8/5/2011[b]	750,000
	New York, New York City Municipal Water Finance
1,560,000	0.340%, 8/1/2011[b]	1,560,000
	State of Wisconsin
1,250,000	0.360%, 11/5/2011	1,250,000
1,610,000	0.360%, 11/12/2011	1,610,000
1,595,000	0.360%, 1/14/2012	1,595,000
1,595,000	0.360%, 1/15/2012	1,595,000
1,575,000	0.260%, 3/3/2012	1,575,000
	Suffolk County, New York Tax Antic Notes
1,590,000	0.537%, 8/11/2011	1,594,469
1,590,000	0.552%, 9/13/2011	1,594,707
	Texas Public Finance Authority
1,590,000	0.300%, 7/12/2011[b]	1,590,000
1,585,000	0.290%, 7/13/2011[b]	1,585,000
1,585,000	0.290%, 7/14/2011[b]	1,585,000

	Total Other Municipal Debt	19,453,764

	Other Note (0.5%)[a]
	J.P. Morgan Chase Bank NA
795,000	0.304%, 5/18/2012[c]	795,000

	Total Other Note	795,000

	Variable Rate Demand Note (14.0%)[a]
	Andrew W. Mellon Foundation
2,230,000	0.150%, 7/7/2011[c]	2,230,000
	Denver, Colorado Airport System Revenue Bonds
5,200,000	0.080%, 7/7/2011[b,c]	5,200,000
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
1,600,000	0.070%, 7/1/2011[b,c]	1,600,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
970,000	0.080%, 7/7/2011[b,c]	970,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
2,000,000	0.080%, 7/7/2011[b,c]	2,000,000
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center)
$2,900,000	0.100%, 7/1/2011[b,c]	$2,900,000
	Overseas Private Investment Corporation
2,068,965	0.090%, 7/6/2011[b,c]	2,068,965
	Pitney Road Partners, LLC
1,480,000	0.280%, 7/7/2011[b,c,d]	1,480,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
2,050,000	0.070%, 7/7/2011[b,c]	2,050,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care Inc.
1,600,000	0.070%, 7/1/2011[b,c]	1,600,000

	Total Variable Rate Demand Note	22,098,965

	Total Investments (at amortized cost) 98.6%	$154,714,458

	Other Assets and Liabilities, Net 1.4%	2,153,701

	Total Net Assets 100.0%	$156,868,159

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $6,678,303 or 4.3% of total net assets.

Cost for federal income tax purposes	$154,714,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	35,400,119	—	35,400,119	—
Financial Company Commercial Paper	31,152,306	—	31,152,306	—
Government Agency Debt	31,705,054	—	31,705,054	—
Investment Company	9,993,000	9,993,000	—	—
Other Commercial Paper	4,116,250	—	4,116,250	—
Other Municipal Debt	19,453,764	—	19,453,764	—
Other Note	795,000	—	795,000	—
Variable Rate Demand Note	22,098,965	—	22,098,965	—

Total	$154,714,458	$9,993,000	$144,721,458	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2011 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$604,961,200	$2,746,383,093	$4,031,778,480	$1,831,674,436
Investments in securities at value	217,699,379	800,103,633	1,136,183,216	573,153,687
Investments in affiliates at value	400,194,088	1,981,337,860	2,948,435,568	1,290,763,972
Investments at Value	617,893,467	2,781,441,493	4,084,618,784	1,863,917,659
Cash	8,692,947	5,500,259	5,332,909	5,494,171
Dividends and interest receivable	440,341	1,859,153	3,081,808	1,602,381
Prepaid expenses	5,401	14,184	18,307	9,006
Receivable for investments sold	3,983,475	8,725,850	11,213,627	4,209,875
Receivable for fund shares sold	134,854	1,523,983	2,100,831	2,101,600
Receivable for variation margin	1,270,258	3,550,248	3,553,037	1,590,411
Total Assets	632,420,743	2,802,615,170	4,109,919,303	1,878,925,103
Liabilities
Accrued expenses	34,517	57,323	70,087	43,162
Payable for investments purchased	5,834,493	20,793,162	27,144,732	19,493,152
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	162,336	451,967	169,979	224,707
Unrealized loss on forward contracts	—	—	—	—
Open options written, at value	94	235	281	94
Swap agreements, at value	101,733	1,314,708	1,909,457	845,170
Payable for variation margin	929,720	1,731,990	1,245,860	339,230
Payable to affiliate	198,165	679,931	904,736	439,751
Mortgage dollar roll deferred revenue	1,778	13,303	17,033	17,416
Total Liabilities	7,262,836	25,042,619	31,462,165	21,402,682
Net Assets
Capital stock (beneficial interest)	597,671,711	2,693,628,938	3,954,537,904	1,790,308,123
Accumulated undistributed net investment income/(loss)	1,363,967	15,197,056	34,880,802	19,038,906
Accumulated undistributed net realized gain/(loss)	15,011,355	34,598,920	34,153,096	13,927,371
Net unrealized appreciation/(depreciation) on:
Investments	17,054,042	41,094,780	42,764,117	18,551,989
Affiliated investments	(4,121,775)	(6,036,380)	10,076,187	13,691,234
Written option contracts	719	1,797	2,156	719
Futures contracts	(1,838,614)	(1,138,757)	1,728,499	1,862,879
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	43	114	93	—
Swap agreements	16,459	226,083	314,284	141,200
Total Net Assets	$625,157,907	$2,777,572,551	$4,078,457,138	$1,857,522,421
Shares of beneficial interest outstanding	49,992,372	230,538,494	344,975,821	159,897,120
Net asset value per share	$12.51	$12.05	$11.82	$11.62

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio		Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$32,365,176	$16,291,276	$35,632,869	$34,694,735		$330,322,814	$8,171,724	$220,726,669
34,980,673	19,329,676	37,456,365	41,828,396		356,694,471	8,848,849	227,989,527
5,471,335	—	—	—		24,983,560	—	38,839,394
40,452,008	19,329,676	37,456,365	41,828,396		381,678,031	8,848,849	266,828,921
504,956	203,095	995,762	1,331,567	(a)	591,313	519,378	4,838,960
12,922	45,644	24,168	167,921		1,073,911	22,479	49,897
2,732	2,645	2,684	2,676		4,146	2,596	3,521
—	4,454	—	—		599,400	—	525,067
21,359	63,505	116,206	20,883		1,212	15,187	3,791
—	—	—	—		—	—	—
40,993,977	19,649,019	38,595,185	43,351,443		383,948,013	9,408,489	272,250,157

19,398	13,470	13,737	31,358		47,916	13,604	32,051
28,667	—	—	—		1,092,618	—	2,982,341
5,471,335	—	—	—		24,983,560	—	38,839,394
19,995	5,782	2,353	52,374		73,645	578	21,581
—	34	—	—		—	—	—
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	—	—	—		—	—	—
28,423	16,456	30,286	41,469		244,131	3,790	173,329
—	—	—	—		—	—	—
5,567,818	35,742	46,376	125,201		26,441,870	17,972	42,048,696

35,304,964	16,057,927	31,804,259	36,333,325		313,647,192	9,423,504	193,480,569
(106,984)	56,613	(14,945)	92,190		3,105,842	111,193	(1,002,450)
(7,858,653)	458,618	4,935,999	(335,945)		(10,601,803)	(821,315)	(8,378,910)

8,086,832	3,038,400	1,823,496	7,133,661		51,355,217	677,125	46,102,252
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	(34)	—	—		—	—	—
—	1,753	—	3,011		(305)	10	—
—	—	—	—		—	—	—
$35,426,159	$19,613,277	$38,548,809	$43,226,242		$357,506,143	$9,390,517	$230,201,461
4,974,796	1,587,722	3,693,307	3,469,121		22,269,413	1,100,217	16,108,105
$7.12	$12.35	$10.44	$12.46		$16.05	$8.54	$14.29

(a)	Includes foreign currency holdings of $43,169 (cost $40,804).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2011 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$241,587,833	$278,955,995	$193,369,970	$129,109,628
Investments in securities at value	269,275,172	307,952,113	215,711,243	165,022,850
Investments in affiliates at value	25,258,400	7,774,221	26,079,363	3,056,775
Investments at Value	294,533,572	315,726,334	241,790,606	168,079,625
Cash	1,248,512	3,649	351,445	1,592,061
Dividends and interest receivable	329,497	177,551	200,504	54,429
Prepaid expenses	3,912	4,028	3,706	3,294
Receivable for investments sold	838,072	2,705,893	1,351,939	2,331,583
Receivable for fund shares sold	9,667	3,821	10,281	1,056
Unrealized gain on forward contracts	—	—	—	—
Receivable for variation margin	—	217,100	4,550	—
Total Assets	296,963,232	318,838,376	243,713,031	172,062,048
Liabilities
Accrued expenses	38,308	53,847	58,480	24,821
Payable for investments purchased	158,977	2,520,260	777,429	505,243
Payable upon return of collateral for securities loaned	25,258,400	7,774,221	26,079,363	3,056,775
Payable for fund shares redeemed	40,603	122,939	110,331	6,593
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	182,895	179,532	70,259	89,623
Total Liabilities	25,679,183	10,650,799	27,095,862	3,683,055
Net Assets
Capital stock (beneficial interest)	221,543,848	309,423,323	163,156,360	120,669,924
Accumulated undistributed net investment income/(loss)	114,397	(248,629)	535,877	(104,487)
Accumulated undistributed net realized gain/(loss)	(3,319,935)	(39,014,198)	4,476,127	8,843,559
Net unrealized appreciation/(depreciation) on:
Investments	52,945,739	36,770,339	48,420,636	38,969,997
Futures contracts	—	1,256,742	28,169	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$271,284,049	$308,187,577	$216,617,169	$168,378,993
Shares of beneficial interest outstanding	13,716,959	22,839,675	15,892,133	16,568,924
Net asset value per share	$19.78	$13.49	$13.63	$10.16

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$342,838,665	$213,053,325	$436,887,404	$74,498,392	$505,626,814	$844,543,310	$4,608,782
411,719,217	243,648,790	524,976,926	92,527,306	571,769,856	876,837,783	5,597,262
7,549,846	6,860,898	28,931,425	4,291,667	—	39,846,936	—
419,269,063	250,509,688	553,908,351	96,818,973	571,769,856	916,684,719	5,597,262
338,036	2,297,906	912	1,637,980	10,880,260 (a)	5,710,380 (b)	194,468
132,794	320,952	405,813	70,091	2,718,533	3,026,236	4,461
4,625	3,675	5,036	3,053	4,318	7,259	2,583
6,166,833	427,463	4,171,572	55,042	12,638,669	25,910,142	—
171,969	241	1,193	1,801	1,998	19,406	41,280
—	—	—	—	238,272	15,663	—
—	—	—	10,800	6,475	—	—
426,083,320	253,559,925	558,492,877	98,597,740	598,258,381	951,373,805	5,840,054

73,591	29,659	60,591	26,177	67,416	147,805	13,309
833,875	1,044,700	2,518,062	858,187	8,709,416	18,129,157	—
7,549,846	6,860,898	28,931,425	4,291,667	—	39,846,936	—
531,102	7,645	35,942	60,619	32,151	172,191	1,758
—	—	—	—	396,491	19,925	—
—	—	—	—	17,058	—	—
147,030	157,664	297,623	34,229	429,518	552,383	899
9,135,444	8,100,566	31,843,643	5,270,879	9,652,050	58,868,397	15,966

358,082,299	208,411,208	474,923,350	68,828,754	505,360,416	1,048,187,169	5,392,960
243,918	749,873	492,927	313,263	6,952,147	14,221,367	(3,200)
(17,808,739)	(1,158,085)	(65,787,990)	1,798,663	10,300,752	(242,074,545)	(554,152)

76,430,398	37,456,363	117,020,947	22,320,581	66,143,042	72,141,409	988,480
—	—	—	65,600	(18,622)	—	—
—	—	—	—	(158,219)	(4,262)	—
—	—	—	—	26,815	34,270	—
$416,947,876	$245,459,359	$526,649,234	$93,326,861	$588,606,331	$892,505,408	$5,824,088
21,338,842	17,325,808	40,667,499	7,143,817	64,369,671	79,711,061	517,754
$19.54	$14.17	$12.95	$13.06	$9.14	$11.20	$11.25

(a)	Includes foreign currency holdings $197,716 (cost $190,360).

(b)	Includes foreign currency holdings $41,095 (cost $40,940).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2011 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$11,464,292	$6,943,191	$52,924,352	$357,368,641
Investments in securities at value	14,389,487	7,375,940	59,190,914	394,070,010
Investments in affiliates at value	—	—	880,875	—
Investments at Value	14,389,487	7,375,940	60,071,789	394,070,010
Cash	245,105	578,643	500,755	70,827
Dividends and interest receivable	4,165	8,150	47,357	109,423
Prepaid expenses	2,611	2,595	2,908	4,566
Receivable for investments sold	152,388	284,480	1,151,451	7,659,644
Receivable for fund shares sold	12,709	4,329	1,381	293
Receivable for variation margin	—	—	—	—
Total Assets	14,806,465	8,254,137	61,775,641	401,914,763
Liabilities
Accrued expenses	13,304	13,923	20,842	38,936
Payable for investments purchased	118,433	184,269	633,445	3,584,283
Payable upon return of collateral for securities loaned	—	—	880,875	—
Payable for fund shares redeemed	197	1,152	25,808	19,325
Open options written, at value	—	—	—	—
Payable to affiliate	8,324	3,005	44,089	219,287
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	140,258	202,349	1,605,059	3,861,831
Net Assets
Capital stock (beneficial interest)	12,104,964	7,780,632	68,256,623	337,390,772
Accumulated undistributed net investment income/(loss)	(26,153)	4,039	22,860	916,893
Accumulated undistributed net realized gain/(loss)	(337,799)	(165,632)	(15,256,338)	23,043,898
Net unrealized appreciation/(depreciation) on:
Investments	2,925,195	432,749	7,147,437	36,701,369
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Total Net Assets	$14,666,207	$8,051,788	$60,170,582	$398,052,932
Shares of beneficial interest outstanding	1,352,592	849,820	6,553,714	56,486,783
Net asset value per share	$10.84	$9.47	$9.18	$7.05

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$839,741,044	$39,755,967	$720,586,243	$570,097,048	$268,650,900	$83,570,031	$259,710,092
939,093,127	59,286,490	827,265,867	630,901,699	319,970,548	87,338,434	287,436,891
14,440,500	727,650	13,737,450	—	2,814,305	—	814,745
953,533,627	60,014,140	841,003,317	630,901,699	322,784,853	87,338,434	288,251,636
2,856,316	204,928	2,880,582	2,263,299	4,925,974	2,775,325	285
270,058	33,377	1,030,713	678,191	411,699	184,337	731,882
8,147	2,893	6,785	5,970	4,403	2,888	4,091
16,365,033	32,712	11,581,838	9,860,798	39,930	27,400	7,860,138
170,557	39,649	2,083	10,207	8,869	148,763	43,703
—	—	—	45,546	50,400	80,265	47,600
973,203,738	60,327,699	856,505,318	643,765,710	328,226,128	90,557,412	296,939,335

219,575	21,582	99,707	96,322	88,455	14,941	80,673
11,719,911	15,947	15,900,565	8,151,239	—	19,100	33,052,336
14,440,500	727,650	13,737,450	—	2,814,305	—	814,745
797,426	9,376	86,734	96,897	208,491	1,055	160,190
183,155	—	—	33,750	—	45,000	—
324,719	40,752	418,619	341,045	100,502	55,106	85,071
—	—	—	—	—	—	29,491
27,685,286	815,307	30,243,075	8,719,253	3,211,753	135,202	34,222,506

1,310,044,843	44,290,431	844,077,873	681,577,868	296,681,997	88,743,061	231,778,881
2,354,872	(80,058)	6,079,511	2,883,161	2,614,989	755,974	2,719,162
(480,558,433)	(4,956,154)	(144,312,215)	(110,351,308)	(28,567,241)	(3,080,715)	(509,314)

113,792,583	20,258,173	120,417,074	60,804,651	54,133,953	3,768,403	28,541,544
(115,413)	—	—	(5,025)	—	(6,700)	—
—	—	—	137,110	150,677	242,187	186,556
$945,518,452	$59,512,392	$826,262,243	$635,046,457	$325,014,375	$90,422,210	$262,716,829
53,858,445	4,896,635	73,953,043	71,938,524	17,635,050	9,429,902	17,999,990
$17.56	$12.15	$11.17	$8.83	$18.43	$9.59	$14.60

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2011 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$822,254,216	$120,504,872	$7,329,196	$1,501,678,280
Investments in securities at value	777,037,706	115,054,832	7,447,248	1,493,218,224
Investments in affiliates at value	66,440,480	7,988,325	—	44,750,769
Investments at Value	843,478,186	123,043,157	7,447,248	1,537,968,993
Cash	1,786,778	3,401,532	505,512	2,124
Dividends and interest receivable	13,148,775	943,222	79,387	15,075,167
Prepaid expenses	6,746	3,054	2,594	9,656
Receivable for investments sold	6,173,567	17,125	154,583	8,337,289
Receivable for fund shares sold	283,213	33,359	18,158	603,296
Receivable for variation margin	—	61,003	1,319	921,205
Total Assets	864,877,265	127,502,452	8,208,801	1,562,917,730
Liabilities
Accrued expenses	106,184	24,969	14,102	153,209
Payable for investments purchased	4,157,475	1,051,027	131,732	107,063,800
Payable upon return of collateral for securities loaned	66,440,480	7,988,325	—	31,818,993
Payable for fund shares redeemed	153,210	34,560	1,354	277,078
Open options written, at value	—	28,125	—	—
Swap agreements, at value	—	—	—	84,684
Payable for variation margin	—	44,322	516	323,674
Payable to affiliate	279,575	46,890	774	493,446
Mortgage dollar roll deferred revenue	—	—	—	88,184
Total Liabilities	71,136,924	9,218,218	148,478	140,303,068
Net Assets
Capital stock (beneficial interest)	1,248,984,762	128,387,468	7,918,441	1,417,931,934
Accumulated undistributed net investment income/(loss)	855,295	2,854,554	(1,422)	691,034
Accumulated undistributed net realized gain/(loss)	(477,323,686)	(15,503,869)	31,059	(30,139,659)
Net unrealized appreciation/(depreciation) on:
Investments	21,223,970	2,538,285	118,052	32,746,673
Affiliated investments	—	—	—	3,544,040
Written option contracts	—	(4,188)	—	—
Futures contracts	—	11,984	(5,807)	(1,977,928)
Swap agreements	—	—	—	(181,432)
Total Net Assets	$793,740,341	$118,284,234	$8,060,323	$1,422,614,662
Shares of beneficial interest outstanding	163,810,622	17,751,997	776,480	141,272,992
Net asset value per share	$4.85	$6.66	$10.38	$10.07

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$199,132,786	$1,481,263,513	$56,229,816	$154,714,458
199,307,120	1,446,733,409	55,349,093	154,714,458
—	29,467,028	—	—
199,307,120	1,476,200,437	55,349,093	154,714,458
1,815,378	1,992	921,661	5,009
875,344	7,084,023	38,272	150,163
3,418	8,797	2,734	3,750
9,451,108	76,399,759	5,358,641	—
4,361	979,399	1,338	2,152,658
—	788,245	—	—
211,45729	1,561,462,652	61,671,739	157,026,038

45,112	122,726	18,691	9,199
57,639,134	99,325,390	27,972,988	—
—	8,973,458	—	—
19,539	110,275	3,386	119,469
—	—	117	—
—	460,859	—	—
—	2,656	2,578	—
53,517	497,486	21,035	29,211
66,097	20,367	21,842	—
57,823,399	109,513,217	28,040,637	157,879

152,717,180	1,464,839,847	34,214,657	156,868,159
(637)	451,222	—	(3,914)
742,453	(6,563,576)	296,520	3,914

174,334	(10,056,646)	(880,723)	—
—	4,993,570	—	—
—	—	898	—
—	(1,744,780)	(250)	—
—	29,798	—	—
$153,633,330	$1,451,949,435	$33,631,102	$156,868,159
14,182,285	147,828,341	3,226,287	156,868,159
$10.83	$9.82	$10.42	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the six months ended June 30, 2011 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$1,330,843	$3,576,052	$3,943,124	$1,290,380
Interest	708,928	5,085,028	9,996,763	5,574,856
Income from mortgage dollar rolls	30,682	163,146	210,357	189,270
Income from securities loaned	—	—	—	—
Income from affiliated investments	467,189	10,435,173	26,041,421	14,553,254
Foreign dividend tax withholding	(39,847)	(97,349)	(101,516)	(19,216)
Total Investment Income	2,497,795	19,162,050	40,090,149	21,588,544
Expenses
Adviser fees	1,086,835	3,651,080	4,748,832	2,283,009
Sub-Adviser fees	—	—	—	—
Administrative service fees	100,869	305,008	422,140	211,209
Audit and legal fees	12,511	27,483	36,066	20,628
Custody fees	44,802	51,542	53,730	33,569
Insurance expenses	3,204	9,520	13,720	7,297
Directors’ fees	5,685	12,347	15,964	9,296
Other expenses	12,314	13,660	14,190	10,150
Total Expenses Before Reimbursement	1,266,220	4,070,640	5,304,642	2,575,158
Less:
Reimbursement from adviser	(83,194)	—	—	—
Custody earnings credit	(229)	(53)	(49)	(51)
Total Net Expenses	1,182,797	4,070,587	5,304,593	2,575,107
Net Investment Income/(Loss)	1,314,998	15,091,463	34,785,556	19,013,437
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	12,213,748	30,966,530	32,451,762	14,782,923
Affiliated investments	407,273	22,118	33,070	14,590
Distributions of realized capital gains from affiliated investments	2,084,004	5,352,544	3,870,624	698,769
Futures contracts	1,081,719	676,568	2,395,536	930,884
Foreign currency transactions	(24,031)	(66,252)	(60,498)	(959)
Swap agreements	(48,818)	(633,916)	(917,491)	(406,578)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,545,183)	(9,390,529)	(10,724,385)	(6,927,734)
Affiliated investments	19,926,895	75,697,849	83,946,302	23,147,320
Written option contracts	719	1,797	2,156	719
Futures contracts	(1,815,770)	(1,583,841)	151,713	722,992
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	43	114	93	—
Swap agreements	16,459	226,083	314,284	141,200
Net Realized and Unrealized Gains/(Losses)	30,297,058	101,269,065	111,463,166	33,104,126
Net Increase/(Decrease) in Net Assets Resulting From Operations	$31,612,056	$116,360,528	$146,248,722	$52,117,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$80,073	$204,699	$222,968	$748,785	$4,587,665	$147,874	$267,818
32	—	478	22	6,537	—	1,970
—	—	—	—	—	—	—
22,513	—	—	—	35,567	—	48,669
—	—	—	—	—	—	—
—	(18,223)	(3,659)	(70,364)	(4,936)	(289)	—
102,618	186,476	219,787	678,443	4,624,833	147,585	318,457

53,787	27,893	100,079	94,077	1,374,983	24,343	421,105
80,680	60,435	30,164	152,988	—	7,727	694,750
43,586	41,860	43,473	44,118	74,374	40,855	62,317
8,234	8,089	8,167	22,015	10,689	8,014	9,566
3,908	2,759	4,060	19,008	8,188	3,307	20,073
1,556	1,509	1,589	1,624	2,436	1,483	2,179
2,767	2,230	2,230	2,230	9,406	2,230	6,363
4,684	5,161	4,940	7,049	6,067	5,063	6,024
199,202	149,936	194,702	343,109	1,486,143	93,022	1,222,377

—	(25,156)	—	(41,034)	—	(54,365)	(111,585)
(125)	(163)	(646)	(429)	(9)	(173)	(586)
199,077	124,617	194,056	301,646	1,486,134	38,484	1,110,206
(96,459)	61,859	25,731	376,797	3,138,699	109,101	(791,749)

3,073,883	459,476	5,191,158	514,180	8,760,411	141,495	32,716,824
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(254)	(7,499)	(2,061)	(175)	(230)	—
—	—	—	—	—	—	—

(2,939,276)	503,023	(2,476,041)	(200,005)	23,319,020	391,133	(9,798,196)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(34)	—	—	—	—	—
—	(289)	(131)	1,075	430	(62)	—
—	—	—	—	—	—	—
134,607	961,922	2,707,487	313,189	32,079,686	532,336	22,918,628
$38,148	$1,023,781	$2,733,218	$689,986	$35,218,385	$641,437	$22,126,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2011 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$1,829,505	$912,654	$1,021,309	$492,126
Interest	1,650	14,687	789	4,436
Income from securities loaned	12,252	23,516	32,977	10,242
Foreign dividend tax withholding	(1,385)	—	—	(342)
Total Investment Income	1,842,022	950,857	1,055,075	506,462
Expenses
Adviser fees	269,849	1,049,923	381,576	736,370
Sub-Adviser fees	809,546	—	—	—
Administrative service fees	66,985	70,780	61,804	56,364
Audit and legal fees	10,083	10,270	9,656	9,209
Custody fees	8,775	12,068	16,781	5,411
Insurance expenses	2,212	2,358	2,018	1,944
Directors’ fees	7,694	9,550	8,822	5,163
Other expenses	5,904	5,788	8,673	5,370
Total Expenses Before Reimbursement	1,181,048	1,160,737	489,330	819,831
Less:
Reimbursement from adviser	—	—	—	(245,457)
Custody earnings credit	(128)	(45)	(177)	(61)
Total Net Expenses	1,180,920	1,160,692	489,153	574,313
Net Investment Income/(Loss)	661,102	(209,835)	565,922	(67,851)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,145,827	36,050,453	9,223,386	9,032,137
Futures contracts	—	815,494	138,198	—
Foreign currency transactions	(124)	(8,170)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,742,899	(17,727,930)	5,637,019	575,664
Futures contracts	—	828,324	(8,250)	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	9,888,602	19,958,171	14,990,353	9,607,801
Net Increase/(Decrease) in Net Assets Resulting From Operations	$10,549,704	$19,748,336	$15,556,275	$9,539,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$1,296,363	$1,758,163	$2,448,245	$570,391	$10,330,793	$19,917,520	$27,962
8,071	2,146	12,343	499	1,576,060	4,855	—
20,494	18,445	26,046	5,313	—	747,267	—
(861)	—	(1,039)	—	(1,019,230)	(1,937,943)	(980)
1,324,067	1,778,754	2,485,595	576,203	10,887,623	18,731,699	26,982

837,215	328,040	1,767,298	166,127	1,032,703	2,178,916	7,631
—	572,958	—	—	1,363,150	1,503,031	12,719
81,861	64,027	92,853	49,493	94,915	128,950	40,509
11,259	9,762	11,953	8,693	13,919	14,841	7,987
8,830	15,269	10,247	11,398	162,580	137,434	2,631
2,585	2,150	3,035	1,703	3,408	3,527	1,471
12,750	6,325	12,752	3,272	9,654	23,080	2,231
6,183	5,468	6,223	7,175	34,111	18,385	4,694
960,683	1,003,999	1,904,361	247,861	2,714,440	4,008,164	79,873

—	—	—	—	—	(399,934)	(54,890)
(111)	(136)	(68)	(325)	(1,487)	(225)	(53)
960,572	1,003,863	1,904,293	247,536	2,712,953	3,608,005	24,930
363,495	774,891	581,302	328,667	8,174,670	15,123,694	2,052

28,574,917	22,715,790	24,594,691	4,359,620	22,021,543	46,646,010 (a)	56,477
—	—	—	45,960	177,107	—	—
—	—	—	—	(182,402)	(80,850)	—

(5,990,677)	(9,395,250)	4,175,894	2,882,863	(7,523,031)	(18,151,843)	350,130
—	—	—	42,512	95,406	—	—
—	—	—	—	(61,795)	(874)	—
—	—	—	—	476	(75,583)	—
22,584,240	13,320,540	28,770,585	7,330,955	14,527,304	28,336,860	406,607
$22,947,735	$14,095,431	$29,351,887	$7,659,622	$22,701,974	$43,460,554	$408,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2011 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$47,418	$47,967	$420,388	$2,295,305
Interest	—	—	—	7,527
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	829	38,446
Foreign dividend tax withholding	(1,289)	(931)	(187)	(129,483)
Total Investment Income	46,129	47,036	421,030	2,211,795
Expenses
Adviser fees	20,107	11,761	108,719	1,570,915
Sub-Adviser fees	43,564	17,642	186,375	—
Administrative service fees	41,340	40,784	46,213	79,273
Audit and legal fees	8,038	8,006	8,438	10,955
Custody fees	2,585	5,716	17,147	12,520
Insurance expenses	1,505	1,481	1,594	2,470
Directors’ fees	2,231	2,231	2,691	9,012
Other expenses	4,917	4,705	5,265	5,763
Total Expenses Before Reimbursement	124,287	92,326	376,442	1,690,908
Less:
Reimbursement from adviser	(57,098)	(53,775)	(62,125)	(423,779)
Custody earnings credit	(167)	(132)	(214)	(66)
Total Net Expenses	67,022	38,419	314,103	1,267,063
Net Investment Income/(Loss)	(20,893)	8,617	106,927	944,732
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	755,476	858,262	4,517,406	23,070,306
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	11	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	231,145	(505,822)	(2,450,599)	(9,936,038)
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	986,621	352,451	2,066,807	13,134,268
Net Increase/(Decrease) in Net Assets Resulting From Operations	$965,728	$361,068	$2,173,734	$14,079,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$4,737,339	$218,224	$8,884,729	$5,197,035	$3,248,086	$951,704	$1,710,690
5,599	—	5,055	25,176	3,619	179,463	1,192,654
—	—	—	—	—	—	410,137
44,896	610	12,220	28,265	14,992	—	8,561
(157,100)	(934)	(107,585)	(128,469)	—	(19,837)	—
4,630,734	217,900	8,794,419	5,122,007	3,266,697	1,111,330	3,322,042

1,937,009	121,092	2,487,363	2,013,370	558,387	274,740	461,994
—	121,092	—	—	—	—	—
136,850	46,055	122,912	103,562	73,093	48,454	66,669
15,683	8,441	14,192	12,829	10,547	8,523	10,122
26,288	10,658	13,163	21,532	16,863	7,690	19,986
3,520	1,595	3,619	2,985	2,202	1,749	2,013
33,710	2,823	19,938	17,249	12,973	2,298	11,475
7,879	5,533	7,053	6,785	8,527	6,606	13,022
2,160,939	317,289	2,668,240	2,178,312	682,592	350,060	585,281

—	(30,273)	—	—	—	—	—
(63)	(109)	(57)	(105)	(122)	(581)	(205)
2,160,876	286,907	2,668,183	2,178,207	682,470	349,479	585,076
2,469,858	(69,007)	6,126,236	2,943,800	2,584,227	761,851	2,736,966

75,890,437	5,203,804	40,577,768	42,294,472	(264,906)	6,765,340	5,747,626
260,570	—	—	36,979	—	(6,291)	—
—	—	—	1,622,922	287,446	293,688	(72,019)
—	(281)	—	—	—	—	—

(45,373,078)	(2,177,480)	(12,800,000)	(22,150,800)	16,381,964	(3,070,553)	4,591,036
(115,413)	—	—	(13,650)	—	(8,138)	—
—	—	—	(558,965)	64,528	96,116	186,130
—	392	—	—	—	—	—
30,662,516	3,026,435	27,777,768	21,230,958	16,469,032	4,070,162	10,452,773
$33,132,374	$2,957,428	$33,904,004	$24,174,758	$19,053,259	$4,832,013	$13,189,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2011 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$405,484	$896,056	$—	$326,730
Interest	31,765,562	2,286,113	146,604	33,432,034
Income from mortgage dollar rolls	—	—	—	1,120,559
Income from securities loaned	121,241	15,426	—	12,864
Income from affiliated investments	—	—	—	687,726
Foreign dividend tax withholding	—	(15,429)	—	—
Total Investment Income	32,292,287	3,182,166	146,604	35,579,913
Expenses
Adviser fees	1,567,228	226,027	11,919	2,729,016
Sub-Adviser fees	—	—	15,892	—
Administrative service fees	118,361	51,301	40,794	176,451
Audit and legal fees	14,294	8,804	8,687	18,846
Custody fees	13,114	8,374	3,181	24,262
Insurance expenses	3,239	1,801	1,479	4,735
Directors’ fees	19,928	4,553	2,230	30,612
Other expenses	12,346	8,996	6,338	20,345
Total Expenses Before Reimbursement	1,748,510	309,856	90,520	3,004,267
Less:
Reimbursement from adviser	—	—	(63,395)	(34,550)
Custody earnings credit	(128)	(561)	(110)	(114)
Total Net Expenses	1,748,382	309,295	27,015	2,969,603
Net Investment Income/(Loss)	30,543,905	2,872,871	119,589	32,610,310
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	19,460,069	4,403,312	62,658	22,279,043
Affiliated investments	—	—	—	1,587,735
Written option contracts	—	(3,862)	—	—
Futures contracts	—	(14,350)	(20,643)	221,031
Foreign currency transactions	—	(1,406)	—	—
Swap agreements	48,334	(348,663)	—	(585,746)
Change in net unrealized appreciation/(depreciation) on:
Investments	(14,403,366)	(2,903,747)	(9,650)	(1,239,091)
Affiliated investments	—	—	—	(1,449,270)
Written option contracts	—	(5,051)	—	—
Futures contracts	—	(35,006)	13,051	(6,057,548)
Swap agreements	—	306,020	—	(41,489)
Net Realized and Unrealized Gains/(Losses)	5,105,037	1,397,247	45,416	14,714,665
Net Increase/(Decrease) in Net Assets Resulting From Operations	$35,648,942	$4,270,118	$165,005	$47,324,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$216,961	$—	$7,917
1,935,497	19,590,413	332,278	219,353
807,181	288,533	354,340	—
2,118	10,707	—	—
—	789,510	—	—
—	—	—	—
2,744,796	20,896,124	686,618	227,270

269,531	2,745,354	82,444	317,457
—	—	—	—
55,402	177,268	43,298	55,873
9,331	18,769	8,233	9,237
8,385	22,907	4,654	8,326
1,780	5,391	1,533	1,594
6,965	27,740	2,706	5,971
9,655	14,592	5,441	5,615
361,049	3,012,021	148,309	404,073

—	(39,578)	—	(172,886)
(232)	(72)	(395)	(3)
360,817	2,972,371	147,914	231,184
2,383,979	17,923,753	538,704	(3,914)

1,059,309	9,902,332	440,368	3,914
—	—	—	—
—	—	—	—
—	(2,125,978)	8,064	—
—	—	—	—
—	(736,390)	—	—

1,425,870	1,086,460	(20,939)	—
—	126,243	—	—
—	—	898	—
—	(6,588,744)	15,468	—
—	242,550	—	—
2,485,179	1,906,473	443,859	3,914
$4,869,158	$19,830,226	$982,563	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$1,314,998	$4,932,595	$15,091,463	$39,949,882
Net realized gains/(losses)	15,713,895	12,868,104	36,317,592	54,407,266
Change in net unrealized appreciation/(depreciation)	14,583,163	69,017,762	64,951,473	231,966,142
Net Change in Net Assets Resulting From Operations	31,612,056	86,818,461	116,360,528	326,323,290
Distributions to Shareholders
From net investment income	(7,624,972)	(7,662,901)	(51,900,841)	(49,859,905)
From net realized gains	(9,854,172)	(4,658,714)	(31,682,401)	(32,185,155)
Total Distributions to Shareholders	(17,479,144)	(12,321,615)	(83,583,242)	(82,045,060)
Capital Stock Transactions
Sold	33,624,606	49,645,698	198,180,989	298,120,172
Distributions reinvested	17,479,144	12,321,615	83,583,242	82,045,060
Redeemed	(27,183,797)	(46,935,716)	(42,523,279)	(101,856,910)
Capital Stock Transactions	23,919,953	15,031,597	239,240,952	278,308,322
Net Increase/(Decrease) in Net Assets	38,052,865	89,528,443	272,018,238	522,586,552
Net Assets, Beginning of Period	587,105,042	497,576,599	2,505,554,313	1,982,967,761
Net Assets, End of Period	$625,157,907	$587,105,042	$2,777,572,551	$2,505,554,313
Accumulated Undistributed Net Investment Income/(Loss)	$1,363,967	$7,673,941	$15,197,056	$52,006,434
Capital Stock Share Transactions
Sold	2,655,918	4,524,218	16,114,366	27,140,256
Distributions reinvested	1,452,649	1,191,980	7,154,139	7,946,176
Redeemed	(2,143,286)	(4,349,806)	(3,461,457)	(9,392,696)

Total Capital Stock Share Transactions	1,965,281	1,366,392	19,807,048	25,693,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$34,785,556	$76,087,432	$19,013,437	$36,500,892	$(96,459)	$(178,783)	$61,859	$(23,805)
37,773,003	73,544,508	16,019,629	24,333,345	3,073,883	3,132,366	459,222	616,981
73,690,163	257,696,702	17,084,497	86,495,720	(2,939,276)	4,253,477	502,700	1,033,839
146,248,722	407,328,642	52,117,563	147,329,957	38,148	7,207,060	1,023,781	1,627,015

(86,731,755)	(76,890,890)	(38,905,574)	(31,302,287)	—	—	—	(23,542)
(56,121,130)	(45,561,952)	(23,432,837)	(19,836,135)	—	—	(593,771)	(262,307)
(142,852,885)	(122,452,842)	(62,338,411)	(51,138,422)	—	—	(593,771)	(285,849)

410,949,509	614,351,156	242,106,224	427,186,569	2,624,367	4,407,853	2,066,075	5,259,908
142,852,885	122,452,842	62,338,411	51,138,422	—	—	593,771	285,849
(48,110,379)	(110,836,145)	(28,018,848)	(58,578,795)	(3,541,384)	(6,258,515)	(1,344,762)	(2,317,699)
505,692,015	625,967,853	276,425,787	419,746,196	(917,017)	(1,850,662)	1,315,084	3,228,058
509,087,852	910,843,653	266,204,939	515,937,731	(878,869)	5,356,398	1,745,094	4,569,224
3,569,369,286	2,658,525,633	1,591,317,482	1,075,379,751	36,305,028	30,948,630	17,868,183	13,298,959
$4,078,457,138	$3,569,369,286	$1,857,522,421	$1,591,317,482	$35,426,159	$36,305,028	$19,613,277	$17,868,183
$34,880,802	$86,827,001	$19,038,906	$38,931,043	$(106,984)	$(10,525)	$56,613	$(5,246)

33,876,879	55,461,086	20,316,049	38,370,189	365,604	724,915	167,424	455,646
12,349,397	11,646,203	5,439,794	4,793,583	—	—	49,636	26,100
(3,968,881)	(10,069,318)	(2,351,294)	(5,244,829)	(494,948)	(1,059,465)	(108,064)	(203,825)

42,257,395	57,037,971	23,404,549	37,918,943	(129,344)	(334,550)	108,996	277,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$25,731	$(12,343)	$376,797	$190,917
Net realized gains/(losses)	5,183,659	(7,377)	512,119	(19,638)
Change in net unrealized appreciation/(depreciation)	(2,476,172)	3,874,560	(198,930)	6,533,560
Net Change in Net Assets Resulting From Operations	2,733,218	3,854,840	689,986	6,704,839
Distributions to Shareholders
From net investment income	(24,409)	(19,477)	(432,330)	—
Total Distributions to Shareholders	(24,409)	(19,477)	(432,330)	—
Capital Stock Transactions
Sold	8,969,010	7,563,833	7,249,020	22,150,878
Distributions reinvested	24,409	19,477	432,330	—
Redeemed	(1,852,830)	(3,851,104)	(5,656,436)	(5,338,930)
Capital Stock Transactions	7,140,589	3,732,206	2,024,914	16,811,948
Net Increase/(Decrease) in Net Assets	9,849,398	7,567,569	2,282,570	23,516,787
Net Assets, Beginning of Period	28,699,411	21,131,842	40,943,672	17,426,885
Net Assets, End of Period	$38,548,809	$28,699,411	$43,226,242	$40,943,672
Accumulated Undistributed Net Investment Income/(Loss)	$(14,945)	$(16,267)	$92,190	$147,723
Capital Stock Share Transactions
Sold	869,695	912,419	596,141	2,019,483
Distributions reinvested	2,450	2,527	35,959	—
Redeemed	(180,246)	(482,071)	(470,668)	(504,508)

Total Capital Stock Share Transactions	691,899	432,875	161,432	1,514,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$3,138,699	$4,836,890	$109,101	$195,676	$(791,749)	$(1,082,589)	$661,102	$1,842,784
8,760,236	7,698,310	141,265	(295,153)	32,716,824	22,505,875	3,145,703	6,589,551
23,319,450	60,495,701	391,071	605,367	(9,798,196)	25,265,662	6,742,899	44,504,600
35,218,385	73,030,901	641,437	505,890	22,126,879	46,688,948	10,549,704	52,936,935

—	(8,680,000)	(188,302)	(150,229)	—	—	(560,137)	(2,402,557)
—	(8,680,000)	(188,302)	(150,229)	—	—	(560,137)	(2,402,557)

5,310,035	22,234,058	1,497,267	2,299,675	3,982,790	9,014,114	2,475,294	12,437,630
—	8,680,000	188,302	150,229	—	—	560,137	2,402,557
(12,472,928)	(31,217,013)	(655,001)	(1,275,037)	(4,432,873)	(7,664,976)	(8,679,831)	(24,782,056)
(7,162,893)	(302,955)	1,030,568	1,174,867	(450,083)	1,349,138	(5,644,400)	(9,941,869)
28,055,492	64,047,946	1,483,703	1,530,528	21,676,796	48,038,086	4,345,167	40,592,509
329,450,651	265,402,705	7,906,814	6,376,286	208,524,665	160,486,579	266,938,882	226,346,373
$357,506,143	$329,450,651	$9,390,517	$7,906,814	$230,201,461	$208,524,665	$271,284,049	$266,938,882
$3,105,842	$(32,857)	$111,193	$190,394	$(1,002,450)	$(210,701)	$114,397	$13,432

346,519	1,766,561	178,976	302,294	287,387	850,994	126,908	758,747
—	598,464	22,572	20,755	—	—	29,458	130,058
(811,377)	(2,377,533)	(78,040)	(167,856)	(320,608)	(718,272)	(442,146)	(1,410,305)

(464,858)	(12,508)	123,508	155,193	(33,221)	132,722	(285,780)	(521,500)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$(209,835)	$(291,640)	$565,922	$1,743,657
Net realized gains/(losses)	36,857,777	55,417,334	9,361,584	13,215,131
Change in net unrealized appreciation/(depreciation)	(16,899,606)	6,615,584	5,628,769	32,309,249
Net Change in Net Assets Resulting From Operations	19,748,336	61,741,278	15,556,275	47,268,037
Distributions to Shareholders
From net investment income	—	(107,303)	(1,738,716)	(1,688,689)
From net realized gains	—	—	(5,929,388)	—
Total Distributions to Shareholders	—	(107,303)	(7,668,104)	(1,688,689)
Capital Stock Transactions
Sold	4,801,386	13,439,189	1,575,667	3,643,585
Distributions reinvested	—	107,303	7,668,104	1,688,689
Redeemed	(19,599,448)	(30,435,902)	(20,615,947)	(34,729,940)
Capital Stock Transactions	(14,798,062)	(16,889,410)	(11,372,176)	(29,397,666)
Net Increase/(Decrease) in Net Assets	4,950,274	44,744,565	(3,484,005)	16,181,682
Net Assets, Beginning of Period	303,237,303	258,492,738	220,101,174	203,919,492
Net Assets, End of Period	$308,187,577	$303,237,303	$216,617,169	$220,101,174
Accumulated Undistributed Net Investment Income/(Loss)	$(248,629)	$(38,794)	$535,877	$1,708,671
Capital Stock Share Transactions
Sold	365,163	1,298,393	114,102	318,673
Distributions reinvested	—	10,599	585,316	155,052
Redeemed	(1,471,144)	(2,886,516)	(1,498,900)	(3,081,494)

Total Capital Stock Share Transactions	(1,105,981)	(1,577,524)	(799,482)	(2,607,769)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$(67,851)	$158,648	$363,495	$1,258,925	$774,891	$1,465,614	$581,302	$2,039,361
9,032,137	17,017,642	28,574,917	34,366,352	22,715,790	19,361,980	24,594,691	36,061,225
575,664	18,083,987	(5,990,677)	62,196,129	(9,395,250)	25,881,479	4,175,894	69,833,782
9,539,950	35,260,277	22,947,735	97,821,406	14,095,431	46,709,073	29,351,887	107,934,368

(164,024)	—	(1,271,495)	(947,099)	(501,793)	(1,688,800)	(227,230)	(2,143,045)
(5,762,903)	(12,175,789)	—	—	—	—	—	—
(5,926,927)	(12,175,789)	(1,271,495)	(947,099)	(501,793)	(1,688,800)	(227,230)	(2,143,045)

844,243	4,127,514	10,851,859	12,318,445	1,992,355	10,033,281	3,043,514	16,381,052
5,926,927	12,175,789	1,271,495	947,099	501,793	1,688,800	227,230	2,143,045
(2,233,219)	(5,002,263)	(36,761,055)	(55,446,013)	(2,791,176)	(8,283,642)	(17,222,700)	(56,361,371)
4,537,951	11,301,040	(24,637,701)	(42,180,469)	(297,028)	3,438,439	(13,951,956)	(37,837,274)
8,150,974	34,385,528	(2,961,461)	54,693,838	13,296,610	48,458,712	15,172,701	67,954,049
160,228,019	125,842,491	419,909,337	365,215,499	232,162,749	183,704,037	511,476,533	443,522,484
$168,378,993	$160,228,019	$416,947,876	$419,909,337	$245,459,359	$232,162,749	$526,649,234	$511,476,533
$(104,487)	$127,388	$243,918	$1,151,918	$749,873	$476,775	$492,927	$138,855

82,412	478,499	566,289	780,913	143,627	903,936	234,727	1,646,930
605,165	1,262,455	67,592	63,855	36,760	136,786	18,241	180,466
(218,064)	(563,662)	(1,914,850)	(3,557,867)	(200,210)	(680,225)	(1,323,189)	(5,350,949)

469,513	1,177,292	(1,280,969)	(2,713,099)	(19,823)	360,497	(1,070,221)	(3,523,553)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$328,667	$710,547	$8,174,670	$6,499,765
Net realized gains/(losses)	4,405,580	6,190,215	22,016,248	5,131,016
Change in net unrealized appreciation/(depreciation)	2,925,375	13,514,870	(7,488,944)	46,651,811
Net Change in Net Assets Resulting From Operations	7,659,622	20,415,632	22,701,974	58,282,592
Distributions to Shareholders
From net investment income	(714,334)	(915,779)	(296,776)	(6,741,083)
From net realized gains	(5,251,300)	—	—	—
Total Distributions to Shareholders	(5,965,634)	(915,779)	(296,776)	(6,741,083)
Capital Stock Transactions
Sold	1,723,808	3,692,861	47,834,854	215,387,135
Distributions reinvested	5,965,634	915,779	296,776	6,741,083
Redeemed	(10,233,361)	(16,864,029)	(4,535,671)	(5,936,398)
Capital Stock Transactions	(2,543,919)	(12,255,389)	43,595,959	216,191,820
Net Increase/(Decrease) in Net Assets	(849,931)	7,244,464	66,001,157	267,733,329
Net Assets, Beginning of Period	94,176,792	86,932,328	522,605,174	254,871,845
Net Assets, End of Period	$93,326,861	$94,176,792	$588,606,331	$522,605,174
Accumulated Undistributed Net Investment Income/(Loss)	$313,263	$698,930	$6,952,147	$(925,747)
Capital Stock Share Transactions
Sold	126,088	330,237	5,271,777	27,030,292
Distributions reinvested	472,525	86,004	33,776	768,871
Redeemed	(748,262)	(1,506,899)	(506,745)	(757,779)

Total Capital Stock Share Transactions	(149,649)	(1,090,658)	4,798,808	27,041,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$15,123,694	$16,436,338	$2,052	$2,201	$(20,893)	$(14,613)	$8,617	$24,879
46,565,160	7,284,176	56,477	(9,014)	755,476	156,516	858,273	439,956
(18,228,300)	46,575,330	350,130	709,608	231,145	1,970,797	(505,822)	630,686
43,460,554	70,295,844	408,659	702,795	965,728	2,112,700	361,068	1,095,521

(312,749)	(16,065,985)	(45)	(4,433)	—	—	(44,465)	—
—	—	—	—	—	—	—	—
(312,749)	(16,065,985)	(45)	(4,433)	—	—	(44,465)	—

5,154,475	4,983,579	1,335,588	1,834,566	3,283,053	4,249,755	1,153,237	2,323,618
312,749	16,065,985	45	4,433	—	—	44,465	—
(45,449,053)	(68,883,073)	(347,446)	(2,240,089)	(1,340,961)	(2,700,508)	(820,201)	(1,584,915)
(39,981,829)	(47,833,509)	988,187	(401,090)	1,942,092	1,549,247	377,501	738,703
3,165,976	6,396,350	1,396,801	297,272	2,907,820	3,661,947	694,104	1,834,224
889,339,432	882,943,082	4,427,287	4,130,015	11,758,387	8,096,440	7,357,684	5,523,460
$892,505,408	$889,339,432	$5,824,088	$4,427,287	$14,666,207	$11,758,387	$8,051,788	$7,357,684
$14,221,367	$(589,578)	$(3,200)	$(5,207)	$(26,153)	$(5,260)	$4,039	$39,887

468,186	514,732	122,134	201,950	311,562	490,313	122,356	289,627
29,241	1,508,576	4	428	—	—	4,853	—
(4,117,236)	(7,059,463)	(32,049)	(246,241)	(127,114)	(330,236)	(86,542)	(202,448)

(3,619,809)	(5,036,155)	90,089	(43,863)	184,448	160,077	40,667	87,179

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$106,927	$284,298	$944,732	$1,138,069
Net realized gains/(losses)	4,517,406	5,317,492	23,070,306	42,707,448
Change in net unrealized appreciation/(depreciation)	(2,450,599)	3,419,746	(9,936,038)	(14,270,355)
Net Change in Net Assets Resulting From Operations	2,173,734	9,021,536	14,079,000	29,575,162
Distributions to Shareholders
From net investment income	(361,337)	(425,206)	(548,812)	(1,062,853)
From net realized gains	—	—	(7,238,369)	(46,391,869)
Total Distributions to Shareholders	(361,337)	(425,206)	(7,787,181)	(47,454,722)
Capital Stock Transactions
Sold	1,971,937	2,965,952	514,326	13,054,152
Distributions reinvested	361,337	425,206	7,787,181	47,454,722
Redeemed	(6,398,728)	(12,178,664)	(1,652,591)	(14,902,948)
Capital Stock Transactions	(4,065,454)	(8,787,506)	6,648,916	45,605,926
Net Increase/(Decrease) in Net Assets	(2,253,057)	(191,176)	12,940,735	27,726,366
Net Assets, Beginning of Period	62,423,639	62,614,815	385,112,197	357,385,831
Net Assets, End of Period	$60,170,582	$62,423,639	$398,052,932	$385,112,197
Accumulated Undistributed Net Investment Income/(Loss)	$22,860	$277,270	$916,893	$520,973
Capital Stock Share Transactions
Sold	214,145	373,560	71,780	1,814,296
Distributions reinvested	41,168	56,045	1,155,762	6,959,263
Redeemed	(695,635)	(1,537,172)	(232,316)	(2,072,421)

Total Capital Stock Share Transactions	(440,322)	(1,107,567)	995,226	6,701,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$2,469,858	$5,398,474	$(69,007)	$(111,541)	$6,126,236	$10,379,540	$2,943,800	$4,398,244
76,151,007	74,005,891	5,203,523	3,250,837	40,577,768	34,506,203	43,954,373	49,849,838
(45,488,491)	17,421,764	(2,177,088)	5,778,826	(12,800,000)	46,319,560	(22,723,415)	7,449,282
33,132,374	96,826,129	2,957,428	8,918,122	33,904,004	91,205,303	24,174,758	61,697,364

(252,199)	(5,477,772)	—	(10,928)	(178,536)	(10,382,197)	(72,332)	(4,434,436)
—	—	—	—	—	—	—	—
(252,199)	(5,477,772)	—	(10,928)	(178,536)	(10,382,197)	(72,332)	(4,434,436)

24,901,151	14,875,050	1,927,029	2,657,012	3,850,845	26,733,249	2,843,063	13,368,032
252,199	5,477,772	—	10,928	178,536	10,382,197	72,332	4,434,436
(95,817,601)	(153,711,612)	(6,799,152)	(11,486,072)	(22,775,703)	(39,675,311)	(20,252,767)	(64,056,535)
(70,664,251)	(133,358,790)	(4,872,123)	(8,818,132)	(18,746,322)	(2,559,865)	(17,337,372)	(46,254,067)
(37,784,076)	(42,010,433)	(1,914,695)	89,062	14,979,146	78,263,241	6,765,054	11,008,861
983,302,528	1,025,312,961	61,427,087	61,338,025	811,283,097	733,019,856	628,281,403	617,272,542
$945,518,452	$983,302,528	$59,512,392	$61,427,087	$826,262,243	$811,283,097	$635,046,457	$628,281,403
$2,354,872	$137,213	$(80,058)	$(11,051)	$6,079,511	$131,811	$2,883,161	$11,693

1,415,005	965,096	160,200	255,064	343,686	2,762,528	323,711	1,738,095
15,074	325,518	—	1,117	16,597	968,598	8,524	522,294
(5,473,865)	(9,972,843)	(567,829)	(1,127,792)	(2,037,582)	(4,067,316)	(2,304,286)	(8,255,951)

(4,043,786)	(8,682,229)	(407,629)	(871,611)	(1,677,299)	(336,190)	(1,972,051)	(5,995,562)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$2,584,227	$5,292,660	$761,851	$1,257,472
Net realized gains/(losses)	22,540	2,484,140	7,052,737	1,748,795
Change in net unrealized appreciation/(depreciation)	16,446,492	35,968,282	(2,982,575)	6,746,238
Net Change in Net Assets Resulting From Operations	19,053,259	43,745,082	4,832,013	9,752,505
Distributions to Shareholders
From net investment income	(5,204,623)	(6,071,009)	(238,167)	(1,091,095)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(5,204,623)	(6,071,009)	(238,167)	(1,091,095)
Capital Stock Transactions
Sold	3,151,335	4,998,559	10,571,696	12,697,884
Distributions reinvested	5,204,623	6,071,009	238,167	1,091,095
Redeemed	(28,719,710)	(55,384,625)	(1,284,170)	(1,126,810)
Capital Stock Transactions	(20,363,752)	(44,315,057)	9,525,693	12,662,169
Net Increase/(Decrease) in Net Assets	(6,515,116)	(6,640,984)	14,119,539	21,323,579
Net Assets, Beginning of Period	331,529,491	338,170,475	76,302,671	54,979,092
Net Assets, End of Period	$325,014,375	$331,529,491	$90,422,210	$76,302,671
Accumulated Undistributed Net Investment Income/(Loss)	$2,614,989	$5,235,385	$755,974	$232,290
Capital Stock Share Transactions
Sold	170,282	312,434	1,116,285	1,490,262
Distributions reinvested	294,086	396,951	25,758	121,252
Redeemed	(1,549,734)	(3,450,988)	(135,382)	(139,940)

Total Capital Stock Share Transactions	(1,085,366)	(2,741,603)	1,006,661	1,471,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$2,736,966	$5,784,781	$30,543,905	$64,037,035	$2,872,871	$5,935,878	$119,589	$221,472
5,675,607	9,675,197	19,508,403	18,724,722	4,035,031	2,684,198	42,015	242,800
4,777,166	18,180,722	(14,403,366)	23,998,230	(2,637,784)	5,500,594	3,401	11,620
13,189,739	33,640,700	35,648,942	106,759,987	4,270,118	14,120,670	165,005	475,892

(5,741,540)	(7,030,465)	(30,217,668)	(64,046,375)	(5,830,693)	(4,650,351)	(119,589)	(221,596)
(8,517,319)	(1,826,310)	—	—	—	—	—	(275,856)
(14,258,859)	(8,856,775)	(30,217,668)	(64,046,375)	(5,830,693)	(4,650,351)	(119,589)	(497,452)

4,972,674	5,772,338	55,938,102	80,573,299	15,885,013	17,961,894	1,091,086	5,658,903
14,258,859	8,856,775	30,217,668	64,046,375	5,830,693	4,650,351	119,589	497,432
(26,038,653)	(49,978,166)	(80,835,204)	(160,313,331)	(7,879,540)	(13,225,573)	(1,997,846)	(3,516,635)
(6,807,120)	(35,349,053)	5,320,566	(15,693,657)	13,836,166	9,386,672	(787,171)	2,639,700
(7,876,240)	(10,565,128)	10,751,840	27,019,955	12,275,591	18,856,991	(741,755)	2,618,140
270,593,069	281,158,197	782,988,501	755,968,546	106,008,643	87,151,652	8,802,078	6,183,938
$262,716,829	$270,593,069	$793,740,341	$782,988,501	$118,284,234	$106,008,643	$8,060,323	$8,802,078
$2,719,162	$5,723,736	$855,295	$529,058	$2,854,554	$5,812,376	$(1,422)	$(1,422)

325,291	421,740	11,406,331	17,296,149	2,280,234	2,825,605	105,034	530,437
999,857	670,373	6,165,120	13,795,413	888,202	770,104	11,554	47,873
(1,711,318)	(3,631,342)	(16,464,867)	(34,205,099)	(1,130,694)	(2,084,239)	(193,459)	(333,345)

(386,170)	(2,539,229)	1,106,584	(3,113,537)	2,037,742	1,511,470	(76,871)	244,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$32,610,310	$64,673,260	$2,383,979	$5,102,426
Net realized gains/(losses)	23,502,063	39,392,671	1,059,309	2,020,684
Change in net unrealized appreciation/(depreciation)	(8,787,398)	35,474,734	1,425,870	7,104,007
Net Change in Net Assets Resulting From Operations	47,324,975	139,540,665	4,869,158	14,227,117
Distributions to Shareholders
From net investment income	(32,312,551)	(64,435,842)	(2,393,979)	(5,092,427)
From net realized gains	—	—	(996,560)	—
Total Distributions to Shareholders	(32,312,551)	(64,435,842)	(3,390,539)	(5,092,427)
Capital Stock Transactions
Sold	105,916,422	155,625,675	6,379,514	20,751,109
Distributions reinvested	32,312,551	64,435,842	3,390,539	5,092,427
Redeemed	(52,838,691)	(251,110,099)	(19,002,172)	(30,119,545)
Capital Stock Transactions	85,390,282	(31,048,582)	(9,232,119)	(4,276,009)
Net Increase/(Decrease) in Net Assets	100,402,706	44,056,241	(7,753,500)	4,858,681
Net Assets, Beginning of Period	1,322,211,956	1,278,155,715	161,386,830	156,528,149
Net Assets, End of Period	$1,422,614,662	$1,322,211,956	$153,633,330	$161,386,830
Accumulated Undistributed Net Investment Income/(Loss)	$691,034	$393,275	$(637)	$9,363
Capital Stock Share Transactions
Sold	10,516,694	15,895,157	588,756	1,954,827
Distributions reinvested	3,208,202	6,592,114	312,930	481,492
Redeemed	(5,252,753)	(25,853,912)	(1,764,837)	(2,841,577)

Total Capital Stock Share Transactions	8,472,143	(3,366,641)	(863,151)	(405,258)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010

$17,923,753	$39,553,618	$538,704	$1,134,436	$(3,914)	$(16,636)
7,039,964	9,160,097	448,432	54,666	3,914	16,636
(5,133,491)	11,950,491	(4,573)	2,547,643	—	—
19,830,226	60,664,206	982,563	3,736,745	—	—

(17,330,931)	(39,165,559)	(538,704)	(1,134,436)	—	—
—	—	(126,365)	(314,976)	—	—
(17,330,931)	(39,165,559)	(665,069)	(1,449,412)	—	—

143,019,445	239,166,783	2,381,234	5,167,343	39,632,598	61,776,705
17,330,931	39,165,559	665,069	1,449,412	—	—
(29,635,249)	(86,736,588)	(3,260,736)	(6,929,109)	(54,531,022)	(136,018,196)
130,715,127	191,595,754	(214,433)	(312,354)	(14,898,424)	(74,241,491)
133,214,422	213,094,401	103,061	1,974,979	(14,898,424)	(74,241,491)
1,318,735,013	1,105,640,612	33,528,041	31,553,062	171,766,583	246,008,074
$1,451,949,435	$1,318,735,013	$33,631,102	$33,528,041	$156,868,159	$171,766,583
$451,222	$(141,600)	$—	$—	$(3,914)	$—

14,543,502	24,480,712	228,801	507,606	39,632,598	61,776,705
1,762,388	4,010,919	63,911	142,609	—	—
(3,013,720)	(8,886,056)	(313,926)	(681,460)	(54,531,022)	(136,018,196)

13,292,170	19,605,575	(21,214)	(31,245)	(14,898,424)	(74,241,491)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Directors. As of June 30, 2011, the following Portfolios held these types of securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Natural Resources	1	0.00%
Partner Worldwide Allocation	2	0.13%
Partner Growth Stock	1	0.47%
High Yield	1	0.00%
Partner Socially Responsible Bond	1	0.41%
Income	1	0.22%
Limited Maturity Bond	1	0.27%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Adviser to

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations. For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Real Estate Securities Portfolio, Partner Utilities Portfolio, Partner Small Cap Value Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio, Partner Growth Stock Portfolio and Diversified Income Plus Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Portfolios to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Portfolio must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Management of the Portfolios analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of June 30, 2011, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2007, through 2010. Additionally, as of June 30, 2011, the tax year ended December 31, 2006, is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of June 30, 2011, management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner All Cap Growth Portfolio, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of June 30, 2011. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. These transactions are accounted for as financing and as such the recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the six months ended June 30, 2011, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of June 30, 2011, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Partner Technology	$5,452,740
Real Estate Securities	24,245,441
Partner Small Cap Growth	38,106,334
Partner Small Cap Value	24,941,864
Small Cap Stock	7,283,539
Small Cap Index	25,606,096
Mid Cap Growth II	3,067,724
Mid Cap Growth	7,560,995
Partner Mid Cap Value	6,687,673
Mid Cap Stock	28,516,099
Mid Cap Index	4,185,069
Partner International Stock	34,771,627
Partner All Cap	859,031
Large Cap Growth	14,122,417
Partner Growth Stock	712,602
Large Cap Value	13,585,833
Large Cap Index	2,767,930
Balanced	802,661
High Yield	64,391,193
Diversified Income Plus	7,643,595
Income	30,799,022
Limited Maturity Bond	8,653,136

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended June 30, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Real Estate Securities Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 30, 2011, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect discretionary payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(U) Unfunded Loan Commitment – The following Portfolio entered into a loan commitment with Level 3 Communications, Inc. and Level 3 Financing, Inc. on April 17, 2011. Maturity of the loan will be 12 months from the closing date; no close date has been set. The coupon rate will be 14.00%. The Fund is obligated to fund this loan commitment.

Portfolio	Unfunded Commitment
High Yield	$6,500,000

(V) Loss Contingencies – High Yield Portfolio and Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Portfolio is named as a defendant in this action, we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Balanced Portfolio and Large Cap Index Portfolio are named in a class of over 3,000 shareholder defendants in an adversary action filed on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”). The suit seeks to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. These loss contingencies have not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

Balanced Portfolio and Large Cap Index Portfolio are defendants in an adversary action filed on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune Company (“Tribune”). The suit seeks to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the holders of certain notes issued by Tribune prior to the LBO Transaction. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. These loss contingencies have not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust (“Trustee”). The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Lyondell paid approximately $5.9 billion to its shareholders in connection with its December 2007 merger with Basell AF S.C.A. Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720.

(W) Recent Accounting Pronouncements

FASB ASU 2011-04: Fair Value Measurements and Disclosures

In May 2011, FASB released Accounting Standards Update 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRSs). This updated standard is a collaboration between FASB and International Accounting Standards Board (IASB) to ensure that fair value has the same meaning in U.S. GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are materially the same. The amendments adopted include additional disclosures about transfers between Level 1 and Level 2 of the fair value hierarchy and information about the sensitivity of the fair value measurement of the Level 3 assets to changes in unobservable inputs and any interrelationships between those unobservable inputs. The disclosures required by ASU 2011-04 will be in effective for any reporting period (annual or quarterly interim) beginning after December 15, 2011.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to$1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory. Effective May 31, 2011, two additional breakpoints were added. Therefore, the new fee schedule payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Investment Management, Inc. (formally Calvert Asset Management Company, Inc.) (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

(C) Expense Reimbursements – As of June 30, 2011, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.08%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.15%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.22%	N/A

As of June 30, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Healthcare	1.25%	4/30/2012
Partner Natural Resources	1.19%	4/30/2012
Partner Emerging Markets	1.40%	4/30/2012
Partner Utilities	0.90%	4/30/2012
Partner Worldwide Allocation	1.00%	4/30/2012
Partner Socially Responsible Stock	0.98%	4/30/2012
Partner All Cap Growth	1.00%	4/30/2012
Partner All Cap Value	0.98%	4/30/2012
Equity Income Plus	0.85%	4/30/2012
Partner Socially Responsible Bond	0.68%	4/30/2012

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the six months ended June 30, 2011, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the six months ended June 30, 2011, no Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the six months ended June 30, 2011, the Adviser received aggregate fees for accounting and administrative personnel and services of $3,722,300 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $232,379 in fees from the Fund for the six months ended June 30, 2011. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2011, tax-basis balances have not yet been determined.

At December 31, 2010, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$8,235,850	2016
	2,198,564	2017

	$10,434,414

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

Portfolio	Capital Loss Carryover	Expiration Year
Partner Natural Resources	19,375	2016
	220,112	2017
	6,424	2018

	$245,911

Partner Emerging Markets	52,953	2016
	783,676	2017

	$836,629

Real Estate Securities	490,661	2016
	18,439,010	2017

	$18,929,671

Partner Utilities	375,164	2016
	285,260	2017
	296,017	2018

	$956,441

Partner Small Cap Growth	11,917,120	2016
	28,535,801	2017

	$40,452,921

Partner Small Cap Value	5,621,694	2017

	$5,621,694

Small Cap Stock	5,875,219	2016
	69,139,593	2017

	$75,014,812

Mid Cap Growth	42,488,529	2017

	$42,488,529

Partner Mid Cap Value	22,855,759	2017

	$22,855,759

Mid Cap Stock	58,781,901	2016
	27,996,719	2017

	$86,778,620

Partner Worldwide Allocation	2,053,379	2016
	8,548,351	2017

	$10,601,730

Partner International Stock	99,131,508	2016
	186,079,623	2017

	$285,211,131

Partner Socially Responsible Stock	99,213	2016
	493,087	2017
	14,165	2018

	$606,465

Partner All Cap Growth	501,036	2016
	586,578	2017

	$1,087,614

Partner All Cap Value	133,740	2016
	885,072	2017

	$1,018,812

Partner All Cap	8,105,350	2016
	11,312,120	2017

	$19,417,470

Large Cap Growth	198,356,425	2011
	163,432,783	2016
	185,657,815	2017

	$547,447,023

Partner Growth Stock	10,008,308	2017

	$10,008,308

Large Cap Value	44,071,420	2016
	139,308,484	2017

	$183,379,904

Large Cap Stock	51,237,999	2016
	98,352,276	2017

	$149,590,275

Large Cap Index	4,503,609	2017

	$4,503,609

Equity Income Plus	4,438,624	2016
	5,497,079	2017

	$9,935,703

High Yield	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$496,575,705

Diversified Income Plus	9,888,303	2016
	9,354,607	2017

	$19,242,910

Income	1,348,819	2016
	51,183,448	2017

	$52,532,267

Limited Maturity Bond	2,898,223	2016
	6,959,975	2017

	$9,858,198

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2011, will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

carryovers listed with noted expiration dates in the table above.

The following Portfolios deferred, on a tax basis, the following post-October 2010 losses:

Portfolio	Post-October Loss
Partner Utilities	$6,289
Large Cap Growth	5,651,179
Partner Socially Responsible Bond	25,773
Bond Index	250,653
Limited Maturity Bond	630,047
Mortgage Securities	167,630

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 30, 2011, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$191,145	$192,000
Moderately Aggressive Allocation	620,511	543,168
Moderate Allocation	888,509	633,557
Moderately Conservative Allocation	383,333	232,729
Partner Technology	11,684	13,045
Partner Healthcare	5,800	4,865
Partner Natural Resources	32,595	26,392
Partner Emerging Markets	3,270	1,279
Real Estate Securities	33,087	34,272
Partner Utilities	7,123	6,213
Partner Small Cap Growth	108,131	109,201
Partner Small Cap Value	14,718	16,630
Small Cap Stock	152,439	168,982
Small Cap Index	14,003	28,781
Mid Cap Growth II	33,828	35,524
Mid Cap Growth	83,182	107,007
Partner Mid Cap Value	91,400	89,152
Mid Cap Stock	97,547	105,944
Mid Cap Index	7,687	14,622
Partner Worldwide Allocation	249,554	201,463
Partner International Stock	416,918	441,385
Partner Socially Responsible Stock	1,681	900
Partner All Cap Growth	6,587	4,745
Partner All Cap Value	5,872	6,017
Partner All Cap	29,938	35,028
Large Cap Growth II	308,530	304,964
Large Cap Growth	1,072,408	1,128,577
Partner Growth Stock	9,790	14,396
Large Cap Value	319,224	315,751
Large Cap Stock	422,694	405,798
Large Cap Index	7,513	28,088
Equity Income Plus	93,216	83,980
Balanced	9,233	29,986
High Yield	289,984	298,506
Diversified Income Plus	84,414	76,894

These amounts are deferred for tax purposes, deemed to occur in the next fiscal year, and will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the year ending December 31, 2011, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.

	In thousands
Portfolio	Purchases	Sales
Partner Socially Responsible Bond	$3,228	$4,433
Income	564,741	566,000
Bond Index	8,069	12,927
Limited Maturity Bond	486,300	462,205
Mortgage Securities	181	1,435

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$23,493	$23,880
Moderately Aggressive Allocation	90,749	84,238
Moderate Allocation	117,035	109,003
Moderately Conservative Allocation	85,516	74,111
Balanced	183,705	183,075
Partner Socially Responsible Bond	4,424	4,119
Income	581,068	504,243
Bond Index	337,562	344,859
Limited Maturity Bond	467,724	360,533
Mortgage Securities	144,722	143,893

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2011, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	5	0.24%
Partner Growth Stock	1	0.36%
Balanced	4	2.08%
High Yield	1	0.61%
Diversified Income Plus	2	0.90%
Partner Socially Responsible Bond	6	3.41%
Income	7	1.38%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Bond Index	4	4.03%
Limited Maturity Bond	7	1.39%
Mortgage Securities	2	5.00%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premium Amount
Aggressive Allocation
Balance at December 31, 2010	—	$—
Opened	2	8,344
Closed	—	—
Expired	—	—
Exercised	(1)	(7,531)

Balance at June 30, 2011	1	$813

Moderately Aggressive Allocation
Balance at December 31, 2010	—	$—
Opened	5	20,859
Closed	—	—
Expired	—	—
Exercised	(4)	(18,828)

Balance at June 30, 2011	1	$2,031

Moderate Allocation
Balance at December 31, 2010	—	$—
Opened	6	25,031
Closed	—	—
Expired	—	—
Exercised	(5)	(22,594)

Balance at June 30, 2011	1	$2,437

Moderately Conservative Allocation
Balance at December 31, 2010	—	$—
Opened	2	8,344
Closed	—	—
Expired	—	—
Exercised	(1)	(7,531)

Balance at June 30, 2011	1	$813

Large Cap Growth
Balance at December 31, 2010	—	$—
Opened	3,346	475,478
Closed	(934)	(171,785)
Expired	(1,827)	(220,742)
Exercised	(78)	(15,209)

Balance at June 30, 2011	507	$67,742

Large Cap Stock
Balance at December 31, 2010	300	$126,750
Opened	2,425	935,326
Closed	(2,665)	(1,033,351)
Expired	—	—
Exercised	—	—

Balance at June 30, 2011	60	$28,725

Equity Income Plus
Balance at December 31, 2010	50	$21,125
Opened	1,005	385,943
Closed	(975)	(368,768)
Expired	—	—
Exercised	—	—

Balance at June 30, 2011	80	$38,300

Diversified Income Plus
Balance at December 31, 2010	30	$12,675
Opened	620	241,254
Closed	(600)	(229,992)
Expired	—	—
Exercised	—	—

Balance at June 30, 2011	50	$23,937

Mortgage Securities
Balance at December 31, 2010	—	$—
Opened	3	10,430
Closed	—	—
Expired	—	—
Exercised	(2)	(9,414)

Balance at June 30, 2011	1	$1,016

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2011, the Portfolios engaged in purchases and sales of securities of $5,404,656 and $8,224,015, respectively.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$12.22	$0.03	$0.62	$0.65	$(0.16)	$(0.20)
Year Ended 12/31/2010	10.66	0.10	1.72	1.82	(0.16)	(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2011 (unaudited)	11.89	0.05	0.48	0.53	(0.23)	(0.14)
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—

MODERATE ALLOCATION PORTFOLIO
Period Ended 6/30/2011 (unaudited)	11.79	0.08	0.38	0.46	(0.26)	(0.17)
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Period Ended 6/30/2011 (unaudited)	11.66	0.08	0.28	0.36	(0.25)	(0.15)
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—

PARTNER TECHNOLOGY PORTFOLIO
Period Ended 6/30/2011 (unaudited)	7.11	(0.02)	0.03	0.01	—	—
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.36)	$12.51	5.37%	$625.2	0.39%	0.43%	0.42%	0.40%	35%
(0.26)	12.22	17.53%	587.1	0.34%	0.95%	0.39%	0.90%	68%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%

(0.37)	12.05	4.58%	2,777.6	0.31%	1.14%	0.31%	1.14%	25%
(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%

(0.43)	11.82	4.00%	4,078.5	0.28%	1.82%	0.28%	1.82%	20%
(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%

(0.40)	11.62	3.18%	1,857.5	0.30%	2.22%	0.30%	2.22%	20%
(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%

—	7.12	0.12%	35.4	1.11%	(0.54)%	1.11%	(0.54)%	33%
—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$12.08	$0.04	$0.62	$0.66	$—	$(0.39)	$—
Year Ended 12/31/2010	11.08	(0.02)	1.22	1.20	(0.02)	(0.18)	—
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—	—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Period Ended 6/30/2011 (unaudited)	9.56	0.01	0.88	0.89	(0.01)	—	—
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Period Ended 6/30/2011 (unaudited)	12.38	0.11	0.10	0.21	(0.13)	—	—
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Period Ended 6/30/2011 (unaudited)	14.49	0.14	1.42	1.56	—	—	—
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—

PARTNER UTILITIES PORTFOLIO
Period Ended 6/30/2011 (unaudited)	8.10	0.08	0.54	0.62	(0.18)	—	—
Year Ended 12/31/2010	7.76	0.18	0.33	0.51	(0.17)	—	—
Year Ended 12/31/2009	6.93	0.18	0.65	0.83	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Period Ended 6/30/2011 (unaudited)	12.92	(0.05)	1.42	1.37	—	—	—
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$12.35	5.54%	$19.6	1.34%	0.66%	1.61%	0.39%	26%
(0.20)	12.08	11.13%	17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(0.01)	10.44	9.23%	38.5	1.12%	0.14%	1.12%	0.14%	81%
(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

(0.13)	12.46	1.72%	43.2	1.47%	1.83%	1.67%	1.63%	3%
—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

—	16.05	10.78%	357.5	0.86%	1.83%	0.86%	1.83%	9%
(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%

(0.18)	8.54	7.64%	9.4	0.90%	2.55%	2.18%	1.28%	75%
(0.17)	8.10	6.69%	7.9	0.91%	2.80%	2.48%	1.23%	22%
—	7.76	12.00%	6.4	0.90%	2.93%	3.10%	0.73%	22%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

—	14.29	10.62%	230.2	1.00%	(0.71)%	1.10%	(0.81)%	49%
—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$19.06	$0.05	$0.71	$0.76	$(0.04)	$—
Year Ended 12/31/2010	15.58	0.13	3.52	3.65	(0.17)	—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)

SMALL CAP STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	12.66	(0.01)	0.84	0.83	—	—
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)

SMALL CAP INDEX PORTFOLIO
Period Ended 6/30/2011 (unaudited)	13.19	0.04	0.90	0.94	(0.11)	(0.39)
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)

MID CAP GROWTH PORTFOLIO II
Period Ended 6/30/2011 (unaudited)	9.95	—	0.58	0.58	(0.01)	(0.36)
Year Ended 12/31/2010	8.43	0.01	2.32	2.33	—	(0.81)
Year Ended 12/31/2009	5.65	—	2.78	2.78	—	—
Year Ended 12/31/2008	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)

MID CAP GROWTH PORTFOLIO
Period Ended 6/30/2011 (unaudited)	18.56	0.02	1.02	1.04	(0.06)	—
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.04)	$19.78	3.97%	$271.3	0.88%	0.49%	0.88%	0.49%	5%
(0.17)	19.06	23.46%	266.9	0.88%	0.75%	0.88%	0.75%	19%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%

—	13.49	6.55%	308.2	0.75%	(0.14)%	0.75%	(0.14)%	55%
—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%

(0.50)	13.63	7.31%	216.6	0.45%	0.52%	0.45%	0.52%	6%
(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%

(0.37)	10.16	5.98%	168.4	0.70%	(0.08)%	1.00%	(0.38)%	21%
(0.81)	9.95	28.03%	160.2	0.72%	0.12%	1.02%	(0.18)%	55%
—	8.43	49.31%	125.8	0.68%	(0.05)%	1.05%	(0.42)%	73%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%

(0.06)	19.54	5.59%	416.9	0.46%	0.17%	0.46%	0.17%	20%
(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$13.38	$0.04	$0.78	$0.82	$(0.03)	$—
Year Ended 12/31/2010	10.82	0.08	2.58	2.66	(0.10)	—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)

MID CAP STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	12.25	0.01	0.70	0.71	(0.01)	—
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)

MID CAP INDEX PORTFOLIO
Period Ended 6/30/2011 (unaudited)	12.91	0.06	0.99	1.05	(0.11)	(0.79)
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Period Ended 6/30/2011 (unaudited)	8.77	0.13	0.24	0.37	—	—
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008 (c)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	10.67	0.19	0.34	0.53	—	—
Year Ended 12/31/2010	9.99	0.20	0.68	0.88	(0.20)	—
Year Ended 12/31/2009	8.18	0.20	1.82	2.02	(0.21)	—
Year Ended 12/31/2008	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.03)	$14.17	6.07%	$245.5	0.84%	0.64%	0.84%	0.64%	37%
(0.10)	13.38	24.73%	232.2	0.85%	0.72%	0.85%	0.72%	91%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%

(0.01)	12.95	5.73%	526.6	0.72%	0.22%	0.72%	0.22%	19%
(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%

(0.90)	13.06	8.32%	93.3	0.52%	0.69%	0.52%	0.69%	8%
(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%

—	9.14	4.29%	588.6	0.99%	2.98%	0.99%	2.98%	37%
(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

—	11.20	4.95%	892.5	0.81%	3.40%	0.90%	3.31%	47%
(0.20)	10.67	8.78%	889.3	0.83%	1.97%	0.91%	1.89%	100%
(0.21)	9.99	24.79%	882.9	0.85%	2.29%	0.91%	2.23%	76%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$10.35	$0.01	$0.89	$0.90	$—	$—
Year Ended 12/31/2010	8.76	—	1.60	1.60	(0.01)	—
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008 (c)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

PARTNER ALL CAP GROWTH PORTFOLIO
Period Ended 6/30/2011 (unaudited)	10.07	(0.01)	0.78	0.77	—	—
Year Ended 12/31/2010	8.03	(0.01)	2.05	2.04	—	—
Year Ended 12/31/2009	5.34	(0.01)	2.70	2.69	—	—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Period Ended 6/30/2011 (unaudited)	9.09	0.01	0.42	0.43	(0.05)	—
Year Ended 12/31/2010	7.65	0.03	1.41	1.44	—	—
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Period Ended 6/30/2011 (unaudited)	8.93	0.02	0.29	0.31	(0.06)	—
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—

LARGE CAP GROWTH PORTFOLIO II
Period Ended 6/30/2011 (unaudited)	6.94	0.02	0.23	0.25	(0.01)	(0.13)
Year Ended 12/31/2010	7.32	0.02	0.55	0.57	(0.02)	(0.93)
Year Ended 12/31/2009	5.85	0.05	2.26	2.31	(0.04)	(0.80)
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)

LARGE CAP GROWTH PORTFOLIO
Period Ended 6/30/2011 (unaudited)	16.98	0.05	0.53	0.58	—	—
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$11.25	8.66%	$5.8	0.98%	0.08%	3.14%	(2.08)%	18%
(0.01)	10.35	18.31%	4.4	0.98%	0.05%	3.63%	(2.60)%	41%
(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

—	10.84	7.72%	14.7	1.00%	(0.31)%	1.85%	(1.17)%	35%
—	10.07	25.33%	11.8	1.00%	(0.17)%	2.26%	(1.42)%	77%
—	8.03	50.32%	8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

(0.05)	9.47	4.80%	8.1	0.98%	0.22%	2.36%	(1.16)%	77%
—	9.09	18.86%	7.4	0.99%	0.39%	2.77%	(1.39)%	146%
(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.06)	9.18	3.51%	60.2	1.01%	0.34%	1.21%	0.14%	48%
(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%

(0.14)	7.05	3.66%	398.1	0.65%	0.48%	0.86%	0.27%	79%
(0.95)	6.94	8.35%	385.1	0.62%	0.32%	0.87%	0.07%	231%
(0.84)	7.32	39.78%	357.4	0.57%	0.67%	0.87%	0.37%	235%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%

—	17.56	3.57%	945.5	0.45%	0.51%	0.45%	0.51%	110%
(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$11.58	$(0.01)	$0.58	$0.57	$—	$—
Year Ended 12/31/2010	9.93	(0.02)	1.67	1.65	—	—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)

LARGE CAP VALUE PORTFOLIO
Period Ended 6/30/2011 (unaudited)	10.73	0.08	0.36	0.44	—	—
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)

LARGE CAP STOCK PORTFOLIO
Period Ended 6/30/2011 (unaudited)	8.50	0.04	0.29	0.33	—	—
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)

LARGE CAP INDEX PORTFOLIO
Period Ended 6/30/2011 (unaudited)	17.71	0.17	0.85	1.02	(0.30)	—
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—

EQUITY INCOME PLUS PORTFOLIO
Period Ended 6/30/2011 (unaudited)	9.06	0.08	0.48	0.56	(0.03)	—
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$12.15	4.95%	$59.5	0.95%	(0.23)%	1.05%	(0.33)%	16%
—	11.58	16.62%	61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%

—	11.17	4.18%	826.3	0.64%	1.48%	0.64%	1.48%	38%
(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%

—	8.83	3.86%	635.0	0.69%	0.93%	0.69%	0.93%	68%
(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%

(0.30)	18.43	5.83%	325.0	0.41%	1.56%	0.41%	1.56%	2%
(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%

(0.03)	9.59	6.14%	90.4	0.83%	1.80%	0.83%	1.80%	110%
(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$14.72	$0.18	$0.54	$0.72	$(0.34)	$(0.50)
Year Ended 12/31/2010	13.44	0.34	1.39	1.73	(0.36)	(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—

HIGH YIELD PORTFOLIO
Period Ended 6/30/2011 (unaudited)	4.81	0.19	0.04	0.23	(0.19)	—
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Period Ended 6/30/2011 (unaudited)	6.75	0.14	0.12	0.26	(0.35)	—
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Period Ended 6/30/2011 (unaudited)	10.31	0.15	0.07	0.22	(0.15)	—
Year Ended 12/31/2010	10.16	0.33	0.48	0.81	(0.33)	(0.33)
Year Ended 12/31/2009	10.02	0.43	0.62	1.05	(0.36)	(0.55)
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Period Ended 6/30/2011 (unaudited)	9.96	0.24	0.11	0.35	(0.24)	—
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.84)	$14.60	4.99%	$262.7	0.44%	2.05%	0.44%	2.05%	70%
(0.45)	14.72	13.30%	270.6	0.44%	2.13%	0.44%	2.13%	136%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%

(0.19)	4.85	4.62%	793.7	0.45%	7.80%	0.45%	7.80%	38%
(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%

(0.35)	6.66	3.97%	118.3	0.55%	5.08%	0.55%	5.08%	73%
(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%

(0.15)	10.38	2.15%	8.1	0.68%	3.01%	2.28%	1.41%	101%
(0.66)	10.31	8.05%	8.8	0.69%	3.09%	2.40%	1.39%	146%
(0.91)	10.16	10.98%	6.2	0.68%	4.17%	2.51%	2.33%	148%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.24)	10.07	3.54%	1,422.6	0.44%	4.78%	0.44%	4.77%	79%
(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Period Ended 6/30/2011 (unaudited)	$10.73	$0.17	$0.17	$0.34	$(0.17)	$(0.07)
Year Ended 12/31/2010	10.13	0.33	0.60	0.93	(0.33)	—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—

LIMITED MATURITY BOND PORTFOLIO
Period Ended 6/30/2011 (unaudited)	9.80	0.13	0.01	0.14	(0.12)	—
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—

MORTGAGE SECURITIES PORTFOLIO
Period Ended 6/30/2011 (unaudited)	10.32	0.17	0.14	0.31	(0.17)	(0.04)
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—

MONEY MARKET PORTFOLIO
Period Ended 6/30/2011 (unaudited)	1.00	—	—	—	—	—
Year Ended 12/31/2010	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.24)	$10.83	3.23%	$153.6	0.47%	3.10%	0.47%	3.10%	205%
(0.33)	10.73	9.24%	161.4	0.46%	3.12%	0.46%	3.12%	387%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%

(0.12)	9.82	1.46%	1,451.9	0.43%	2.61%	0.44%	2.61%	61%
(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%

(0.21)	10.42	3.00%	33.6	0.90%	3.26%	0.90%	3.26%	414%
(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%

—	1.00	—	156.9	0.29%	0.00%	0.51%	(0.22)%	N/A
—	1.00	—	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Thrivent Series Fund, Inc.

Supplements to Prospectus dated April 30, 2011

With respect to Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio

The summary sections of the prospectus for Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio are amended, effective July 1, 2011. The descriptions pertaining to Mercator Asset Management, LP under “Portfolio Manager(s)” are deleted and replaced with the following:

James E. Chaney serves as portfolio manager for the Mercator portion of the Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The “Portfolio Management” section of the prospectus is also amended, effective July 1, 2011. The descriptions under Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio pertaining to Mercator Asset Management, LP are deleted and replaced with the following:

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The date of this Supplement is June 30, 2011.

Please include this Supplement with your Prospectus.

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Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

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Item 4.	Principal Accountant Fees and Services

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Item 5.	Audit Committee of Listed Registrants

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Item 6.	Schedule of Investments

(1)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(2)	Not applicable to this filing.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 26, 2011	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 26, 2011	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 26, 2011	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer